As filed with the Securities and Exchange Commission on April 15, 2013.
Registration Nos. 33-32704
811-05980

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-4
REGISTRATION STATEMENT
UNDER

THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No	☐
Post-Effective Amendment No. 56	☒
and/or
REGISTRATION STATEMENT
UNDER
THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 57	☒
(Check appropriate box or boxes)

PACIFIC SELECT VARIABLE ANNUITY
SEPARATE ACCOUNT
(Exact Name of Registrant)
PACIFIC LIFE INSURANCE COMPANY
(Name of Depositor)

700 Newport Center Drive
Newport Beach, California 92660
(Address of Depositor’s Principal Executive Offices)
(949) 219-3943
(Depositor’s Telephone Number, including Area Code)

Brandon J. Cage
Assistant Vice President
Pacific Life Insurance Company
700 Newport Center Drive
Newport Beach, California 92660
(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering:
It is proposed that this filing will become effective (check appropriate box)
☐	immediately upon filing pursuant to paragraph (b) of Rule 485

☑	on May 1, 2013 pursuant to paragraph (b) of Rule 485

☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485

☐	on pursuant to paragraph (a)(1) of Rule 485
If appropriate, check the following box:
☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.
Title of Securities Being Registered: Interests in the Separate Account under Pacific Select Variable Annuity individual flexible premium variable accumulation deferred annuity contracts.
Filing Fee: None

PACIFIC SELECT VARIABLE ANNUITYtm	PROSPECTUS MAY 1, 2013

Pacific Select Variable Annuity is an individual flexible premium variable accumulation deferred annuity contract issued by Pacific Life Insurance Company (Pacific Life) through Pacific Select Variable Annuity Separate Account of Pacific Life.

In this Prospectus, you and your mean the Contract Owner or Policyholder. Pacific Life, we, us and our refer to Pacific Life Insurance Company. Contract means a Pacific Select Variable Annuity variable annuity contract, unless we state otherwise.

This Prospectus provides information you should know before buying a Contract. Please read the Prospectus carefully, and keep it for future reference.

The Variable Investment Options available under this Contract invest in portfolios of the following Funds:

Pacific Select Fund

AIM Variable Insurance Funds
(Invesco Variable Insurance Funds)

AllianceBernstein Variable Products Series Fund, Inc.

American Century Variable Portfolios, Inc.

BlackRock® Variable Series Funds, Inc.

Fidelity® Variable Insurance Products Funds

First Trust Variable Insurance Trust

Franklin Templeton Variable Insurance Products Trust

GE Investments Funds, Inc.

Janus Aspen Series

Lord Abbett Series Fund, Inc.

MFS® Variable Insurance Trust

PIMCO Variable Insurance Trust

Van Eck VIP Trust

You will find a complete list of each Variable Investment Option on the next page. This Contract also offers the following fixed Investment Option:

FIXED OPTION
Fixed Account

You will find more information about the Contract and the Pacific Select Variable Annuity Separate Account in the Statement of Additional Information (SAI) dated May 1, 2013. The SAI has been filed with the Securities and Exchange Commission (SEC) and is considered to be part of this Prospectus because it’s incorporated by reference. You will find a table of contents for the SAI on page 79 of this Prospectus. You can get a copy of the SAI without charge by calling or writing to Pacific Life or you can visit our website at www.pacificlife.com. You can also visit the SEC’s website at www.sec.gov, which contains the SAI, material incorporated into this Prospectus by reference, and other information about registrants that file electronically with the SEC.

This Contract is not available in all states. This Prospectus is not an offer in any state or jurisdiction where we are not legally permitted to offer the Contract.

The Contract is described in detail in this Prospectus and its SAI. A Fund is described in its Prospectus and its SAI. No one has the right to describe the Contract or a Fund any differently than they have been described in these documents.

You should be aware that the SEC has not approved or disapproved of the securities or passed upon the accuracy or adequacy of the disclosure in this Prospectus. Any representation to the contrary is a criminal offense.

This material is not intended to be used, nor can it be used by any taxpayer, for the purpose of avoiding U.S. federal, state or local tax penalties. Pacific Life, its distributors and their respective representatives do not provide tax, accounting or legal advice. Any taxpayer should seek advice based on the taxpayer’s particular circumstances from an independent tax advisor.

This Contract is not a deposit or obligation of, or guaranteed or endorsed by, any bank. It’s not federally insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other government agency. Investment in a Contract involves risk, including possible loss of principal.

VARIABLE INVESTMENT OPTIONS

Pacific Select Fund

Emerging Markets Debt Portfolio
International Small-Cap Portfolio
Mid-Cap Value Portfolio
Equity Index Portfolio
Large-Cap Growth Portfolio
Small-Cap Index Portfolio
Small-Cap Equity Portfolio
American Funds® Asset Allocation
Portfolio
American Funds® Growth-Income
Portfolio
American Funds® Growth
Portfolio
Large-Cap Value Portfolio
Technology Portfolio
Floating Rate Loan Portfolio	Global Absolute Return
Portfolio
Small-Cap Growth
Portfolio
Comstock Portfolio
Focused 30 Portfolio
Health Sciences Portfolio
International Value
Portfolio
Long/Short Large-Cap
Portfolio
Value Advantage Portfolio
Growth Portfolio
(formerly called Growth LT)
International Large-Cap
Portfolio	Mid-Cap Growth Portfolio
Real Estate Portfolio
Small-Cap Value Portfolio
Main Street® Core Portfolio
Emerging Markets Portfolio
Cash Management Portfolio
Floating Rate Income Portfolio
High Yield Bond Portfolio
Managed Bond Portfolio
Inflation Managed Portfolio
Pacific Dynamix – Conservative Growth
Portfolio
Pacific Dynamix – Moderate Growth
Portfolio
Pacific Dynamix – Growth Portfolio	Portfolio Optimization Conservative
Portfolio
Portfolio Optimization Moderate-Conservative
Portfolio
Portfolio Optimization Moderate Portfolio
Portfolio Optimization Growth
Portfolio
Portfolio Optimization Aggressive-Growth
Portfolio
Mid-Cap Equity Portfolio
Dividend Growth Portfolio
Short Duration Bond Portfolio
Currency Strategies Portfolio
Precious Metals Portfolio
Diversified Bond Portfolio
Inflation Protected Portfolio

AIM Variable Insurance Funds (Invesco Variable Insurance Funds) Invesco V.I. Balanced-Risk Allocation Fund Series II	AllianceBernstein Variable Products Series Fund, Inc. AllianceBernstein VPS Balanced Wealth Strategy Portfolio Class B* * Currently, we do not accept purchase orders for this Portfolio.	American Century Variable Portfolios, Inc. American Century VP Mid Cap Value Class II

BlackRock® Variable Series Funds, Inc. BlackRock Global Allocation V.I. Fund Class III	Fidelity® Variable Insurance Products Funds Fidelity VIP Contrafund® Portfolio Service Class 2 Fidelity VIP FundsManager® 60% Portfolio Service Class 2	First Trust Variable Insurance Trust First Trust/Dow Jones Dividend & Income Allocation Portfolio

Franklin Templeton Variable Insurance Products Trust
Franklin Rising Dividends Securities Fund Class 2
Franklin Templeton VIP Founding Funds Allocation Fund Class 4
Mutual Global Discovery Securities Fund Class 2
Templeton Global Bond Securities Fund Class 2	GE Investments Funds, Inc. GE Investments Total Return Fund Class 3	Janus Aspen Series Janus Aspen Series Balanced Portfolio Service Shares

Lord Abbett Series Fund, Inc. Lord Abbett Bond Debenture Portfolio Class VC	MFS® Variable Insurance Trust MFS® Total Return Series – Service Class MFS® Utilities Series – Service Class	PIMCO Variable Insurance Trust PIMCO CommodityRealReturn® Strategy Portfolio – Advisor Class PIMCO Global Multi-Asset Portfolio – Advisor Class

Van Eck VIP Trust Van Eck VIP Global Hard Assets Fund Class S

YOUR GUIDE TO THIS PROSPECTUS

AN OVERVIEW OF PACIFIC SELECT VARIABLE ANNUITY

This overview tells you some key things you should know about your Contract. It’s designed as a summary only – please read this Prospectus, your Contract and the Statement of Additional Information (SAI) for more detailed information.

Certain Contract features described in this Prospectus may vary or may not be available in your state. The state in which your Contract is issued governs whether or not certain features, Riders, charges or fees are allowed or will vary under your Contract. These variations are reflected in your Contract and in Riders or Endorsements to your Contract. See your financial advisor or contact us for specific information that may be applicable to your state. See ADDITIONAL INFORMATION – State Considerations. This prospectus provides a description of the material rights and obligations under the Contract. Your Contract (including any riders and/or endorsements) represents the contractual agreement between you and us. Any guarantees provided for under your Contract or through optional riders are backed by our financial strength and claims-paying ability. You must look to the strength of the insurance company with regard to such guarantees. Your financial advisor or financial advisor’s firm is not responsible for any Contract guarantees.

Some of the Terms used in this Prospectus may be new to you. You will find a glossary of certain terms in the TERMS USED IN THIS PROSPECTUS section.

Pacific Select Variable Annuity Basics

An annuity contract may be appropriate if you are looking for retirement income or you want to meet other long-term financial objectives. Discuss with your financial advisor whether a variable annuity, optional benefits and which underlying Investment Options are appropriate for you, taking into consideration your age, income, net worth, tax status, insurance needs, financial objectives, investment goals, liquidity needs, time horizon, risk tolerance and other relevant information. Together you can decide if a variable annuity is right for you.

This Contract may not be the right one for you if you need to withdraw money for short-term needs, because withdrawal charges and tax penalties for early withdrawal may apply.

You should consider the Contract’s investment and income benefits, as well as its costs.

The Contract is an annuity contract between you and Pacific Life. Annuity contracts have two phases, the accumulation phase and the annuitization phase. The two phases are discussed below.

This Contract is designed for long-term financial planning. It allows you to invest money on a tax-deferred basis for retirement or other goals, and/or to receive income in a variety of ways, including a series of income payments for life or for a specified period of years.

Non-Qualified and Qualified Contracts are available. You buy a Qualified Contract under a qualified retirement or pension plan, or some form of an individual retirement annuity or account (IRA). It is important to know that IRAs and qualified plans are already tax-deferred which means the tax deferral feature of a variable annuity does not provide a benefit in addition to that already offered by an IRA or qualified plan. An annuity contract should only be used to fund an IRA or qualified plan to benefit from the annuity’s features other than tax deferral.

The Contract is a variable annuity, which means that your Contract Value fluctuates depending on the performance of the Investment Options you choose. The Contract allows you to choose how often you make Investments (“Purchase Payments”) and how much you add each time, subject to certain limitations.

Your Right to Cancel (“Free Look”)

During the Free Look period, you have the right to cancel your Contract and return it with instructions to us or to your financial advisor for a refund. The amount refunded may be more or less than the Purchase Payments you have made and the length of the Free Look period may vary, depending on the state where you signed your application and the type of Contract you purchased. You will find a complete description of the Free Look period that applies to your Contract on the Contract’s cover sheet.

For more information about the Right to Cancel (“Free Look”) period see THE CONTRACT – Right to Cancel (“Free Look”).

The Accumulation Phase

The Investment Options you choose and how they perform will affect your Contract Value during the accumulation phase, as well as the amount available to annuitize on the Annuity Date.

The accumulation phase begins on your Contract Date and continues until your Annuity Date. During the accumulation phase, you can put money in your Contract by making Purchase Payments subject to certain limitations, and choose Investment Options in which to allocate them. You can also take money out of your Contract by making a withdrawal.

Investments (“Purchase Payments”)

Your initial Investment must be at least $5,000 for a Non-Qualified Contract and at least $2,000 for a Qualified Contract. Additional Investments must be at least $250 for a Non-Qualified Contract and $50 for a Qualified Contract. We also call your Investments “Purchase Payments”. Currently, we are not enforcing the minimum initial Purchase Payment on Qualified Contracts or the minimum additional Purchase Payment amounts on Qualified and Non-Qualified Contracts, but we reserve the right to enforce such minimums in the future.

For more information about Investments (“Purchase Payments”) see THE CONTRACT – Purchase Payments.

Investment Options

Ask your financial advisor to help you choose the right Investment Options for your goals and risk tolerance. Any financial firm or financial advisor you engage to provide advice and/or make transfers for you is not acting on our behalf. We are not responsible for any investment decisions or allocations you make, recommendations such financial advisors make or any allocations or specific transfers they choose to make on your behalf. Some broker-dealers may not allow or may limit the amount you may allocate to certain Investment Options.

You can choose from a selection of Variable Investment Options (also called Subaccounts), each of which invests in a corresponding Fund Portfolio. The value of each Portfolio will fluctuate with the value of the investments it holds, and returns are not guaranteed.

You can also choose any available fixed option that earns a guaranteed rate of interest of at least 4% annually.

We allocate your Purchase Payments to the Investment Options you choose. Your Contract Value will fluctuate during the accumulation phase depending on the Investment Options you have chosen. You bear the investment risk of any Variable Investment Options you choose.

For more information about the Investment Options and the Investment Advisers see YOUR INVESTMENT OPTIONS – Your Variable Investment Options.

Transferring Among Investment Options

You can transfer among Investment Options any time, subject to certain limitations, until your Annuity Date without paying any current income tax. Transfers are limited to 25 for each calendar year. Only 2 transfers per month may involve the Invesco V.I. Balanced-Risk Allocation Fund, BlackRock Global Allocation V.I. Fund, GE Investments Total Return Fund, International Value Portfolio, International Small-Cap Portfolio, International Large-Cap Portfolio, Emerging Markets Portfolio, Emerging Markets Debt Portfolio, First Trust/Dow Jones Dividend & Income Allocation Portfolio, Fidelity VIP FundsManager 60% Portfolio, Mutual Global Discovery Securities Fund, Templeton Global Bond Securities Fund or PIMCO Global Multi-Asset Portfolio Investment Options. In addition, only 2 transfers into or out of each American Funds (American Funds Asset Allocation Portfolio, American Funds Growth Portfolio or American Funds Growth-Income Portfolio), Global Absolute Return Portfolio, Currency Strategies Portfolio, Precious Metals Portfolio, Lord Abbett Bond Debenture Portfolio, MFS Utilities Series, PIMCO CommodityRealReturn Strategy Portfolio, or Van Eck Global Hard Assets Fund Investment Option may occur in any calendar month. If you have used all 25 transfers in a calendar year, you may make 1 additional transfer of all or a portion of your Variable Account Value to the Cash Management Portfolio Investment Option before the start of the next calendar year. You can also make systematic transfers by enrolling in our dollar cost averaging or portfolio rebalancing programs. Transfers made under these systematic transfer programs or automatic quarterly rebalancing under the Custom Model program are excluded from these limitations. Some restrictions may apply to transfers to and from any fixed option.

Transfers to or from a Variable Investment Option cannot be made before the seventh calendar day following the last transfer to or from the same Variable Investment Option. If the seventh calendar day is not a Business Day, then a transfer may not occur until the next Business Day. The day of the last transfer is not considered a calendar day for purposes of meeting this requirement.

For more information about transfers and transfer limitations see THE CONTRACT – Transfers and Market-timing Restrictions.

AN OVERVIEW OF PACIFIC SELECT VARIABLE ANNUITY

Withdrawals

You can make full and partial withdrawals to supplement your income or for other purposes. You can withdraw a certain amount each year without paying a withdrawal charge, but any amount withdrawn in excess of this amount may incur a withdrawal charge on Purchase Payments that are less than 6 years old. Some restrictions may apply to making partial withdrawals from any fixed option.

In general, you may have to pay income taxes on withdrawals or other distributions from your Contract. If you are under age 59 1/2, a 10% federal tax penalty may also apply to taxable withdrawals.

For more information about withdrawals and withdrawal minimums see THE CONTRACT – Full and Partial Withdrawals.

The Annuitization Phase

The annuitization phase of your Contract begins on your Annuity Date. Generally, you can choose to surrender your Contract and receive a single payment or you can annuitize your Contract and receive a series of income payments over a fixed period or for life. We call the income phase the Annuity Period.

You will receive fixed annuity payments. You can choose monthly, quarterly, semi-annual or annual payments. We will make the income payments to you or your designated payee. The Owner is responsible for any tax consequences of any annuity payments.

For more information about annuitization see ANNUITY PERIOD and annuity options available under the Contract see ANNUITY PERIOD – Annuity Options.

The Death Benefit

Generally, the Contract provides a death payout upon the first death of an Owner or the death of the sole surviving Annuitant, whichever occurs first, during the accumulation phase. Death benefit proceeds are payable when we receive proof of death and payment instructions In Proper Form. To whom we pay a death benefit, and how we calculate the death benefit amount depends on who dies first and the type of Contract you own.

For more information about the death benefit see THE CONTRACT – Death Benefit.

Optional Riders

Optional Riders are subject to availability (including state availability) and may be discontinued for purchase at anytime without prior notice. Before purchasing any optional Rider, make sure you understand all of the terms and conditions and consult with your financial advisor for advice on whether an optional Rider is appropriate for you. We reserve the right to restrict the purchase of an optional living benefit Rider to only Contract issue in the future. Your election to purchase an optional Rider must be received In Proper Form.

Optional Living Benefit Riders

You may purchase an optional Rider on the Contract Date or on any Contract Anniversary (if available). In addition, if you purchase a Rider within 60 days after the Contract Date or, if available, within 60 days after any Contract Anniversary, the Rider Effective Date will be that Contract Date or Contract Anniversary. Your election to purchase an optional Rider must be received In Proper Form.

At initial purchase and during the entire time that you own an optional living benefit Rider, you must invest your entire Contract Value in an asset allocation program or in Investment Options we make available for these Riders. The allocation limitations associated with these Riders may limit the number of Investment Options that are otherwise available to you under your Contract. See OPTIONAL LIVING BENEFIT RIDERS – General Information – Investment Allocation Requirements. Failure to adhere to the Investment Allocation Requirements may cause your Rider to terminate. We reserve the right to add, remove or change asset allocation programs or Investment Options we make available for these Riders at any time. We may make such a change due to a fund reorganization, fund substitution, to help protect our ability to provide the guarantees under these riders, or otherwise.

Distributions made due to a request for partial annuitization, divorce instructions or under Code Section 72(t)/72(q) (substantially equal periodic payments) are treated as withdrawals for Contract purposes and may adversely affect Rider benefits.

Taking a withdrawal before a certain age or a withdrawal that is greater than the annual withdrawal amount (“excess withdrawal”) under a particular Rider may result in adverse consequences such as a permanent reduction in Rider benefits or the failure to receive lifetime withdrawals under a Rider.

Some optional riders allow for owner elected Resets/Step-Ups. If you elect to Reset/Step-Up, your election must be received, In Proper Form, within 60 days after the Contract Anniversary (“60 day period”) on which the Reset/Step-Up is effective. We may, at our sole discretion, allow Resets/Step-Ups after the 60 day period. We reserve the right to refuse a Reset/Step-Up request after the 60 day period regardless of whether we may have allowed you or others to Reset/Step-Up in the past. Each Contract Anniversary starts a new 60 day period in which a Reset/Step-Up may be elected.

Taking a loan while an optional living benefit Rider is in effect will terminate your Rider. Work with your financial advisor before taking a loan.

CoreIncome Advantage Plus (Single)

This optional Rider lets you, before the Annuity Date, withdraw up to 4% of your Protected Payment Base per year (once age 59 1/2 is reached), lock in market gains, and provides the potential to withdraw up to the Protected Payment Amount for life, if certain conditions are met. If your total withdrawals in a Contract Year exceed the annual withdrawal amount allowed under the Rider, then the Protected Payment Base may decrease and the amount you may withdraw in the future under the Rider may be reduced.

Beginning with the 1st anniversary of the Rider Effective Date or most recent Reset Date, whichever is later, the Rider provides for Automatic Resets or Owner-Elected Resets of the Protected Payment Base to an amount equal to 100% of the Contract Value. Any reset may include a change in the annual charge percentage associated with the Rider. Protected Payment Base, Protected Payment Amount, Automatic Reset, Owner-Elected Reset and Reset Date are described in OPTIONAL LIVING BENEFIT RIDERS – CoreIncome Advantage Plus (Single).

This Rider is called the Guaranteed Withdrawal Benefit VII Rider – Single Life in the Rider attached to your Contract.

For more information about CoreIncome Advantage Plus (Single) see OPTIONAL LIVING BENEFIT RIDERS – CoreIncome Advantage Plus (Single).

Income Access

This optional Rider lets you, before the Annuity Date, withdraw up to 7% of your Protected Payment Base per year and lock in market gains, if certain conditions are met. If your total withdrawals in a Contract Year exceed the annual withdrawal amount allowed under the Rider, then the Protected Payment Base may decrease and the amount you may withdraw in the future under the Rider may be reduced. This Rider does not provide lifetime withdrawal benefits.

Starting May 1, 2007, on any Contract Anniversary beginning with the 1st anniversary of the Rider Effective Date or most recent Reset Date, whichever is later, this Rider provides for Automatic Resets or Owner-Elected Resets of the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value. If you want to participate in Automatic Resets, you must make an affirmative election In Proper Form. Any Reset may include a change in the annual charge percentage associated with the Rider. Protected Payment Base, Remaining Protected Balance, Automatic Reset, Owner-Elected Reset, and Reset Date are described in OPTIONAL LIVING BENEFIT RIDERS – Income Access.

For more information about Income Access see OPTIONAL LIVING BENEFIT RIDERS – Income Access.

Guaranteed Protection Advantage 3 (GPA 3)

This optional Rider allows for an additional amount that may be added to your Contract Value at the end of a 10-year period (the “Term”), if certain conditions are met. The Rider also provides for an additional option (the “Step-Up”) on any Contract Anniversary beginning with the 3rd anniversary of the Rider Effective Date and before the Annuity Date. If the Step-Up is elected, your 10-year Term would begin again as of the effective date of the Step-Up election, and may include a change in the annual charge percentage associated with the Rider.

For more information about GPA 3 see OPTIONAL LIVING BENEFIT RIDERS – Guaranteed Protection Advantage 3 (GPA 3).

Guaranteed Protection Advantage (GPA)

This optional Rider is only available if the original Effective Date of the Rider is before April 1, 2003. The optional Rider provides for an additional amount that may be added to your Contract Value at the end of a 10-year period (the “Term”), if certain conditions are met. The Term begins on the Effective Date of the Rider.

For more information about GPA see OPTIONAL LIVING BENEFIT RIDERS – Guaranteed Protection Advantage (GPA).

AN OVERVIEW OF PACIFIC SELECT VARIABLE ANNUITY

Fees and Expenses

This section of the overview explains the fees and expenses that you will pay when buying, owning and surrendering your Pacific Select Variable Annuity Contract.

Contract Transaction Expenses

The following describes the transaction fees and expenses that you may pay when you make withdrawals or surrender your Contract. Expenses are fixed under the terms of your Contract. Premium taxes and/or other taxes may also apply to your Contract. We generally charge state premium taxes and/or other taxes when you annuitize your Contract, but there are other times when we charge them to your Contract instead. Please see your Contract for details.

• Maximum Withdrawal Charge (as a percentage of Purchase Payments withdrawn)[1]

“Age” of Payment in Years:	1	2	3	4	5	6 or more
Withdrawal Charge Percentage:	6%	6%	5%	4%	3%	0%

Periodic Expenses

The following describes the fees and expenses that you will pay periodically during the time you own your Contract not including Portfolio fees and expenses.

• Maintenance Fee (Annual Fee)[2]	$30.00
• Administrative Charge[3]	0.15%

Pacific Select Variable Annuity Separate Account Annual Expenses (as a percentage of the average daily Variable Account Value4):

• Mortality and Expense Risk Charge[5]	1.25%

• Total Pacific Select Variable Annuity Separate Account Annual Expenses	1.25%

Loan Expenses (interest on Contract Debt) (Loans are only available with certain Qualified Contracts. See FEDERAL TAX ISSUES – Qualified Contracts – General Rules – Loans):

• Loan Interest Rate (net)[6]	1.75%

Optional Rider7 Annual Expenses:

	Current Charge	Maximum Charge
	Percentage	Percentage

• CoreIncome Advantage Plus Charge (Single)[8]	0.45%	1.20%
• CoreIncome Advantage 5 Plus Charge (Single)[9]	0.90%	1.50%
• CoreIncome Advantage 5 Charge[10]	0.90%	1.20%
• CoreProtect Advantage Charge[11]	1.10%	1.50%
• CoreIncome Advantage Charge[12]	0.45%	1.00%
• Flexible Lifetime Income Plus Charge[13]	1.50%	1.50%
• Foundation 10 Charge[14]	1.50%	1.50%
• Automatic Income Builder Charge[15]	1.50%	1.50%
• Flexible Lifetime Income Charge[16]	1.20%	1.20%
• Lifetime Income Access Plus Charge[17]	1.20%	1.20%
• Income Access Plus Charge[17]	1.20%	1.20%
• Income Access Charge[18]
If the Rider Effective Date is on or after October 1, 2012	1.30%	1.75%
If the Rider Effective Date is before October 1, 2012	0.75%	0.75%
• Guaranteed Protection Advantage 3 (GPA 3) Charge[19]
If the Rider Effective Date is on or after October 1, 2012	1.45%	1.75%
If the Rider Effective Date is before October 1, 2012	1.00%	1.00%

	Current Charge	Maximum Charge
	Percentage	Percentage

• Guaranteed Protection Advantage 5 (GPA 5) Charge[20]	0.75%	0.75%
• Guaranteed Protection Advantage (GPA) Charge[21]	0.10%	0.10%
• Guaranteed Income Advantage Plus (GIA Plus) Charge[22]	0.75%	0.75%
• Guaranteed Income Advantage 5 (GIA 5) Charge[23]	0.40%	0.75%
• Guaranteed Income Advantage II (GIA II) Charge[23]	0.70%	1.00%

[1]	The withdrawal charge may or may not apply or may be reduced under certain circumstances. The age is measured from the date of each Purchase Payment. For situations where a withdrawal charge may not apply or may be reduced, see CHARGES, FEES AND DEDUCTIONS.

[2]	We deduct the Maintenance Fee (Annual Fee) on each Contract Anniversary up to your Annuity Date and when you make a full withdrawal if the total Purchase Payments in the first Contract Year were less than $50,000. See CHARGES, FEES AND DEDUCTIONS.

[3]	This charge is deducted on a monthly basis. The monthly rate is calculated by dividing the annual rate by 12. The Administrative charge is equal to 0.12% annually for Contracts issued from applications we received before May 1, 1992. If the initial premium for any of these Contracts was $50,000 or more, the charge is reduced to 0.06% on an annual basis. In the future, we may increase the charge for these Contracts to 0.15% on an annual basis.

[4]	The Variable Account Value is the value of your Variable Investment Options on any Business Day.

[5]	This is an annual rate and is assessed on a daily basis. The daily rate is calculated by dividing the annual rate by 365.

[6]	If we process a loan on your Contract, we will charge you a gross interest rate of 6.00% on your outstanding principal amount. We will credit you the amount of 4.25% on any Contract Value attributed to your Loan Account. The net amount of interest you pay on your loan will be 1.75% annually. See FEDERAL TAX ISSUES – Qualified Contracts – General Rules – Loans.

[7]	Only one withdrawal benefit rider (CoreIncome Advantage Plus (Single), CoreIncome Advantage 5 Plus (Single), CoreIncome Advantage 5, CoreProtect Advantage, CoreIncome Advantage, Flexible Lifetime Income Plus, Foundation 10, Automatic Income Builder, Flexible Lifetime Income, Lifetime Income Access Plus, Income Access Plus, or Income Access) may be owned or in effect at the same time. Only one income benefit rider (GIA Plus, GIA 5, or GIA II) may be owned or in effect at the same time. Only one accumulation benefit rider (GPA 3, GPA 5, or GPA) may be owned or in effect at the same time.

[8]	If you buy CoreIncome Advantage Plus (Single), the annual charge is deducted from your Contract Value on a quarterly basis. The quarterly charge is the current charge percentage (divided by 4) multiplied by the Protected Payment Base. The initial Protected Payment Base is equal to the initial Purchase Payment if purchased at Contract issue or is equal to the Contract Value if the Rider is purchased on a Contract Anniversary. For a complete explanation of the Protected Payment Base, see the OPTIONAL LIVING BENEFIT RIDERS – CoreIncome Advantage Plus (Single). The quarterly amount deducted may increase or decrease due to changes in your Protected Payment Base. Your Protected Payment Base may increase due to additional Purchase Payments, decrease due to withdrawals or also change due to Resets. We deduct the charge proportionately from your Investment Options every quarter following the Rider Effective Date, during the term of the Rider and while the Rider is in effect, and when the Rider is terminated. We will waive the annual charge if the Rider terminates as a result of the death of an Owner or sole surviving Annuitant, upon full annuitization of your Contract, or if your Contract Value is zero. Upon annuitization, the annual charge is only waived for the quarter that annuitization occurs. If the Rider terminates as a result of death, any annual charge deducted between the date of death and the Notice Date will be prorated as applicable to the date of death and added to the Contract Value on the Notice Date. See CHARGES, FEES, AND DEDUCTIONS – Optional Rider Charges.

[9]	If you purchased CoreIncome Advantage 5 Plus (Single), the annual charge is deducted from your Contract Value on a quarterly basis. The quarterly charge is the current charge percentage (divided by 4) multiplied by the Protected Payment Base. The initial Protected Payment Base is equal to the initial Purchase Payment if purchased at Contract issue or is equal to the Contract Value if the Rider is purchased on a Contract Anniversary. For a complete explanation of the Protected Payment Base, see the APPENDIX E. The quarterly amount deducted may increase or decrease due to changes in your Protected Payment Base. Your Protected Payment Base may increase due to additional Purchase Payments, decrease due to withdrawals or also change due to Resets. We deduct the charge proportionately from your Investment Options every quarter following the Rider Effective Date, during the term of the Rider and while the Rider is in effect, and when the Rider is terminated. We will waive the annual charge if the Rider terminates as a result of the death of an Owner or sole surviving Annuitant, upon full annuitization of your Contract, or if your Contract Value is zero. Upon annuitization, the annual charge is only waived for the quarter that annuitization occurs. If the Rider terminates as a result of death, any annual charge deducted between the date of death and the Notice Date will be prorated as applicable to the date of death and added to the Contract Value on the Notice Date. See CHARGES, FEES, AND DEDUCTIONS – Optional Rider Charges. CoreIncome Advantage 5 Plus (Single) is no longer available for purchase.

[10]	If you purchased CoreIncome Advantage 5, the annual charge is deducted from your Contract Value on a quarterly basis. The quarterly charge is the current charge percentage (divided by 4) multiplied by the Protected Payment Base. The initial Protected Payment Base is equal to the initial Purchase Payment if purchased at Contract issue or is equal to the Contract Value if the Rider is purchased on a Contract Anniversary. For a complete explanation of the Protected Payment Base, see APPENDIX E. The quarterly amount deducted may increase or decrease due to changes in your Protected Payment Base. Your Protected Payment Base may increase due to additional Purchase Payments, decrease due to withdrawals or also change due to Resets. We deduct the charge proportionately from your Investment Options every quarter following the Rider Effective Date, during the term of the Rider and while the Rider is in effect, and when the Rider is terminated. We will waive the annual charge if the Rider terminates as a result of the death of an Owner or sole surviving Annuitant, upon full annuitization of your Contract, or if your Contract Value is zero. Upon annuitization, the annual charge is only waived for the quarter that annuitization occurs. If the Rider terminates as a result of death, any annual charge deducted between the date of death and the Notice Date will be prorated as applicable to the date of death and added to the Contract Value on the Notice Date. See CHARGES, FEES, AND DEDUCTIONS – Optional Rider Charges. CoreIncome Advantage 5 is no longer available for purchase.

[11]	If you purchased CoreProtect Advantage, the annual charge is deducted from your Contract Value on a quarterly basis. The quarterly charge is the current charge percentage (divided by 4) multiplied by the Protected Payment Base. The initial Protected Payment Base is equal to the initial Purchase Payment if purchased at Contract issue or is equal to the Contract Value if the Rider is purchased on a Contract Anniversary. For a complete explanation of the Protected Payment Base, see APPENDIX E. The quarterly amount deducted may increase or decrease due to changes in your Protected Payment Base. Your Protected Payment Base may increase due to additional Purchase Payments, increases to the Annual Credit Value or Highest Anniversary Value, decrease due to withdrawals or also change due to Resets. We deduct this charge proportionately from your Investment Options every quarter following the Rider Effective Date, during the term of the Rider and while the Rider is in effect, and when the Rider is terminated. We will waive the annual charge if the Rider terminates as a result of the death of an Owner or sole surviving Annuitant, upon full annuitization of your Contract or if your Contract Value is zero. Upon annuitization, the annual charge is only waived for the quarter that annuitization occurs. If the Rider terminates as a result of death, any annual charge deducted between the date of death and the Notice Date will be prorated as applicable to the date of death and added to the Contract Value on the Notice Date. See CHARGES, FEES, AND DEDUCTIONS – Optional Rider Charges. CoreProtect Advantage is no longer available for purchase.

AN OVERVIEW OF PACIFIC SELECT VARIABLE ANNUITY

[12]	If you purchased CoreIncome Advantage, the annual charge is deducted from your Contract Value on a quarterly basis. The quarterly charge is the current charge percentage (divided by 4) multiplied by the Protected Payment Base. The initial Protected Payment Base is equal to the initial Purchase Payment if purchased at Contract issue or is equal to the Contract Value if the Rider is purchased on a Contract Anniversary. For a complete explanation of the Protected Payment Base, see APPENDIX E. The quarterly amount deducted may increase or decrease due to changes in your Protected Payment Base. Your Protected Payment Base may increase due to additional Purchase Payments, decrease due to withdrawals or also change due to Resets. We deduct the charge proportionately from your Investment Options every quarter following the Rider Effective Date, during the term of the Rider and while the Rider is in effect, and when the Rider is terminated. We will waive the annual charge if the Rider terminates as a result of the death of an Owner or sole surviving Annuitant, upon full annuitization of your Contract, or if your Contract Value is zero. Upon annuitization, the annual charge is only waived for the quarter that annuitization occurs. If the Rider terminates as a result of death, any annual charge deducted between the date of death and the Notice Date will be prorated as applicable to the date of death and added to the Contract Value on the Notice Date. See CHARGES, FEES, AND DEDUCTIONS – Optional Rider Charges. CoreIncome Advantage is no longer available for purchase.

[13]	If you purchased Flexible Lifetime Income Plus, the annual charge is equal to the current charge percentage multiplied by the Protected Payment Base. The charge is deducted from your Contract Value on an annual basis. The initial Protected Payment Base is equal to the initial Purchase Payment if purchased at Contract issue or is equal to the Contract Value if the Rider is purchased on a Contract Anniversary. For a complete explanation of the Protected Payment Base, see APPENDIX E. The amount deducted may increase or decrease due to changes in your Protected Payment Base. Your Protected Payment Base may increase due to additional Purchase Payments and Annual Credits, decrease due to withdrawals or also change due to Resets. We deduct this charge proportionately from your Investment Options on each Contract Anniversary following the Effective Date of the Rider during the term of the Rider and while the Rider is in effect, and when the Rider is terminated. We will waive the annual charge if the Rider terminates as a result of the death of an Owner or sole surviving Annuitant, upon full annuitization of your Contract or after the Contract Value is zero. Upon annuitization, the annual charge is only waived for the Contract Year that annuitization occurs. If the Rider terminates as a result of death, any annual charge deducted between the date of death and the Notice Date will be prorated as applicable to the date of death and added to the Contract Value on the Notice Date. See CHARGES, FEES, AND DEDUCTIONS – Optional Rider Charges. Flexible Lifetime Income Plus is no longer available for purchase.

[14]	If you purchased Foundation 10, the annual charge is equal to the current charge percentage multiplied by the Protected Payment Base. The charge is deducted from your Contract Value on an annual basis. The initial Protected Payment Base is equal to the initial Purchase Payment if purchased at Contract issue or is equal to the Contract Value if the Rider is purchased on a Contract Anniversary. For a complete explanation of the Protected Payment Base, see APPENDIX E. The amount deducted may increase or decrease due to changes in your Protected Payment Base. Your Protected Payment Base may increase due to additional Purchase Payments and Annual Credits, decrease due to withdrawals or also change due to Resets. We deduct this charge proportionately from your Investment Options on each Contract Anniversary following the Effective Date of the Rider during the term of the Rider and while the Rider is in effect, and when the Rider is terminated. We will waive the annual charge if the Rider terminates as a result of the death of an Owner or sole surviving Annuitant or upon full annuitization of your Contract. Upon annuitization, the annual charge is only waived for the Contract Year that annuitization occurs. If the Rider terminates as a result of death, any annual charge deducted between the date of death and the Notice Date will be prorated as applicable to the date of death and added to the Contract Value on the Notice Date. See CHARGES, FEES AND DEDUCTIONS – Optional Rider Charges. Foundation 10 is no longer available for purchase.

[15]	If you purchased Automatic Income Builder, the annual charge is equal to the current charge percentage multiplied by the Protected Payment Base. The charge is deducted from your Contract Value on an annual basis. The initial Protected Payment Base is equal to the initial Purchase Payment if purchased at Contract issue or is equal to the Contract Value if the Rider is purchased on a Contract Anniversary. For a complete explanation of the Protected Payment Base, see APPENDIX E. The amount deducted may increase or decrease due to changes in your Protected Payment Base. Your Protected Payment Base may increase due to additional Purchase Payments, decrease due to withdrawals or also change due to Resets. We deduct this charge proportionately from your Investment Options on each Contract Anniversary following the Rider Effective Date, during the term of the Rider and while the Rider is in effect, and when the Rider is terminated. We will waive the annual charge if the Rider terminates as a result of the death of an Owner or sole surviving Annuitant, upon full annuitization of your Contract or after the Contract Value is zero. Upon annuitization, the annual charge is only waived for the Contract Year that annuitization occurs. If the Rider terminates as a result of death, any annual charge deducted between the date of death and the Notice Date will be prorated as applicable to the date of death and added to the Contract Value on the Notice Date. See CHARGES, FEES AND DEDUCTIONS – Optional Rider Charges. Automatic Income Builder is no longer available for purchase.

[16]	If you purchased Flexible Lifetime Income, the annual charge is equal to the current charge percentage multiplied by the Protected Payment Base. The charge is deducted from your Contract Value on an annual basis. The initial Protected Payment Base is equal to the initial Purchase Payment if purchased at Contract issue or is equal to the Contract Value if the Rider is purchased on a Contract Anniversary. For a complete explanation of the Protected Payment Base, see APPENDIX E. The amount deducted may increase or decrease due to changes in your Protected Payment Base. Your Protected Payment Base may increase due to additional Purchase Payments and Annual Credits, decrease due to withdrawals or also change due to Resets. We deduct this charge proportionately from your Investment Options on each Contract Anniversary following the Effective Date of the Rider during the term of the Rider and while the Rider is in effect, and when the Rider is terminated. We will waive the annual charge if the Rider terminates as a result of the death of an Owner or sole surviving Annuitant or upon full annuitization of your Contract. Upon annuitization, the annual charge is only waived for the Contract Year that annuitization occurs. If the Rider terminates as a result of death, any annual charge deducted between the date of death and the Notice Date will be prorated as applicable to the date of death and added to the Contract Value on the Notice Date. See CHARGES, FEES AND DEDUCTIONS – Optional Rider Charges. Flexible Lifetime Income is no longer available for purchase.

[17]	If you purchased Lifetime Income Access Plus or Income Access Plus, the annual charge is equal to the current charge percentage multiplied by the Contract Value. The charge is deducted from your Contract Value on an annual basis. We deduct this charge proportionately from your Investment Options on each Contract Anniversary following the Effective Date of the Rider during the term of the Rider and while the Rider is in effect, and when the Rider is terminated. Under the terms and conditions of the Rider, the annual charge percentage may change to the current charge percentage if an Automatic Reset or Owner-Elected Reset occurs, but will never be more than the maximum charge percentage. We will waive the annual charge if the Rider terminates as a result of death of an Owner or sole surviving Annuitant or upon full annuitization of your Contract. Upon annuitization, the annual charge is only waived for the Contract Year that annuitization occurs. If the Rider terminates as a result of death, any annual charge deducted between the date of death and the Notice Date will be prorated as applicable to the date of death and added to the Contract Value on the Notice Date. See CHARGES, FEES, AND DEDUCTIONS – Optional Rider Charges. Lifetime Income Access Plus and Income Access Plus are no longer available for purchase.

[18]	If you buy Income Access, the annual charge is equal to the current charge percentage multiplied by the Contract Value. The charge is deducted from your Contract Value on an annual basis. We deduct this charge proportionately from your Investment Options on each Contract Anniversary following the Effective Date of the Rider during the term of the Rider and while the Rider is in effect, and when the Rider is terminated. Under the terms and conditions of the Rider, the annual charge percentage may change to the current charge percentage if an Automatic Reset or Owner-Elected Reset occurs, but will never be more than the maximum charge percentage. We will waive the annual charge if the Rider terminates as a result of the death of an Owner or sole surviving Annuitant or upon full annuitization of your Contract. Upon annuitization, the annual charge is only waived for the Contract Year that annuitization occurs. If the Rider terminates as a result of death, any annual charge deducted between the date of death and the Notice Date will be prorated as applicable to the date of death and added to the Contract Value on the Notice Date. See CHARGES, FEES, AND DEDUCTIONS – Optional Rider Charges.

[19]	If you buy GPA 3, the annual charge is equal to the current charge percentage multiplied by the Guaranteed Protection Amount. The charge is deducted from your Contract Value on an annual basis. The initial Guaranteed Protection Amount is equal to the initial Purchase Payment if purchased at Contract issue or is equal to Contract Value if the Rider is purchased on a Contract Anniversary. For a complete explanation of the Guaranteed Protection Amount, see OPTIONAL LIVING BENEFIT RIDERS – Guaranteed Protection Advantage 3 (GPA 3). We deduct this charge proportionately from your Investment Options on each Contract

Anniversary following the Effective Date of the Rider during the term of the Rider and while the Rider is in effect, and when the Rider is terminated. Under the terms and conditions of the Rider, the annual charge percentage may change to the current charge percentage if a Step-Up is elected but will never be more than the maximum charge percentage. We will waive the annual charge if the Rider terminates as a result of the death of an Owner or sole surviving Annuitant or upon full annuitization of your Contract. Upon annuitization, the annual charge is only waived for the Contract Year that annuitization occurs. If the Rider terminates as a result of death, any annual charge deducted between the date of death and the Notice Date will be prorated as applicable to the date of death and added to the Contract Value on the Notice Date. See CHARGES, FEES, AND DEDUCTIONS – Optional Rider Charges.

[20]	If you purchased GPA 5, the annual charge is equal to the current charge percentage multiplied by the Contract Value. The charge is deducted from your Contract Value on an annual basis. We deduct this charge proportionately from your Investment Options on each Contract Anniversary following the Effective Date of the Rider during the term of the Rider and while the Rider is in effect, and when the Rider is terminated. Under the terms and conditions of the Rider, the annual charge percentage may change to the current charge percentage if a Step-Up is elected but will never be more than the maximum charge percentage. We will waive the annual charge if the Rider terminates as a result of the death of an Owner or sole surviving Annuitant or upon full annuitization of your Contract. Upon annuitization, the annual charge is only waived for the Contract Year that annuitization occurs. If the Rider terminates as a result of death, any annual charge deducted between the date of death and the Notice Date will be prorated as applicable to the date of death and added to the Contract Value on the Notice Date. See CHARGES, FEES, AND DEDUCTIONS – Optional Rider Charges. GPA 5 is no longer available for purchase.

[21]	If you purchased GPA, the annual charge is equal to the current charge percentage multiplied by the Contract Value. The charge is deducted from your Contract Value on an annual basis. We deduct this charge proportionately from your Investment Options on each Contract Anniversary following the Effective Date of the Rider during the term of the Rider and while the Rider is in effect. GPA is only available if the original Effective Date of the Rider is before April 1, 2003. We will waive the annual charge if the Rider terminates as a result of death of an Owner or sole surviving Annuitant or upon full annuitization of your Contract. Upon annuitization, the annual charge is only waived for the Contract Year that annuitization occurs. If the Rider terminates as a result of death, any annual charge deducted between the date of death and the Notice Date will be prorated as applicable to the date of death and added to the Contract Value on the Notice Date. See CHARGES, FEES, AND DEDUCTIONS – Optional Rider Charges.

[22]	If you purchased GIA Plus, the annual charge is equal to the current charge percentage multiplied by the greater of the Contract Value or the Guaranteed Income Base. The charge is deducted from your Contract Value on an annual basis. The initial Guaranteed Income Base is equal to the initial Purchase Payment if purchased at Contract issue or is equal to Contract Value if the Rider is purchased on a Contract Anniversary. The Guaranteed Income Base is the amount invested to date grown at 5% annually (until the Contract Anniversary prior to the youngest Annuitant’s 81st birthday) that may be used for fixed annuity payments starting on the Annuity Date. For a complete explanation of the Guaranteed Income Base, see APPENDIX E. We deduct this charge proportionately from your Investment Options on each Contract Anniversary and when you make a full withdrawal if the Rider is in effect on that date, and when the Rider is terminated. We will waive the annual charge if the Rider terminates as a result of death of an Owner or sole surviving Annuitant or upon full annuitization of your Contract. Upon annuitization, the annual charge is only waived for the Contract Year that annuitization occurs. If the Rider terminates as a result of death, any annual charge deducted between the date of death and the Notice Date will be prorated as applicable to the date of death and added to the Contract Value on the Notice Date. See CHARGES, FEES, AND DEDUCTIONS – Optional Rider Charges. GIA Plus is no longer available for purchase.

[23]	If you purchased GIA 5 or GIA II, the annual charge is equal to the current charge percentage multiplied by the Contract Value. The charge is deducted from your Contract Value on an annual basis. We deduct this charge proportionately from your Investment Options on each Contract Anniversary, the Annuity Date, and when you make a full withdrawal, if the Rider is in effect on that date, and when the Rider is terminated. Under the terms and conditions of the Rider, the annual charge percentage may change to the current charge percentage if a Step-Up occurs, but will never be more than the maximum charge percentage. We will waive the annual charge if the Rider terminates as a result of death of an Owner or sole surviving Annuitant or upon full annuitization of your Contract. Upon annuitization, the annual charge is only waived for the Contract Year that annuitization occurs. If the Rider terminates as a result of death, any annual charge deducted between the date of death and the Notice Date will be prorated as applicable to the date of death and added to the Contract Value on the Notice Date. See CHARGES, FEES, AND DEDUCTIONS – Optional Rider Charges. GIA 5 and GIA II are no longer available for purchase.

AN OVERVIEW OF PACIFIC SELECT VARIABLE ANNUITY

Total Annual Fund Operating Expenses

For more about the underlying Funds see YOUR INVESTMENT OPTIONS – Your Variable Investment Options, and see each underlying Fund Prospectus.

This table shows the minimum and maximum total annual operating expenses incurred by the Portfolios that you indirectly pay during the time you own the Contract. This table shows the range (minimum and maximum) of fees and expenses (including management fees, shareholder servicing and/or distribution (12b-1) fees, and other expenses) charged by any of the Portfolios, expressed as an annual percentage of average daily net assets. The amounts are based on expenses paid in the year ended December 31, 2012, adjusted to reflect anticipated changes in fees and expenses, or, for new Portfolios, are based on estimates for the current fiscal year.

Each Variable Account of the Separate Account purchases shares of the corresponding Fund Portfolio at net asset value. The net asset value reflects the investment advisory fees and other expenses that are deducted from the assets of the Portfolio. The advisory fees and other expenses are not fixed or specified under the terms of the Contract, and they may vary from year to year. These fees and expenses are described in each Fund Prospectus.

	Minimum	Maximum

Range of total annual portfolio operating expenses before any waivers or expense reimbursements	0.28%	2.73%
Range of total annual portfolio operating expenses after any waivers or expense reimbursements	0.28%	2.20%

To help limit Fund expenses, Fund advisers have contractually agreed to reduce investment advisory fees or otherwise reimburse certain Portfolios of their respective Funds which may reduce the Portfolio’s expenses. The range of expenses in the first row above does not include the effect of any waiver and/or expense reimbursement arrangement. The range of expenses in the second row above includes the effect of Fund waiver and/or expense reimbursement arrangements that are in effect. The waiver and/or reimbursement arrangements vary in length. There can be no assurance that Fund expense waivers or reimbursements will be extended beyond their current terms as outlined in each Fund prospectus, and they may not cover certain expenses such as extraordinary expenses. See each Fund prospectus for complete information regarding annual operating expenses and any waivers or reimbursements in effect for a particular Fund.

Examples

The following examples are intended to help you compare the cost of investing in your Contract with the cost of investing in other variable annuity contracts. The maximum amounts reflected below include the maximum periodic Contract expenses, Contract Transaction Expenses, Separate Account annual expenses and the Portfolio with the highest fees and expenses for the year ended December 31, 2012. The maximum amounts also include the combination of optional Riders whose cumulative maximum charge expenses totaled more than any other optional Rider combination. The optional Riders included are CoreIncome Advantage 5 Plus (Single), GPA 3 and GIA II. The minimum amounts reflected below include the minimum periodic Contract expenses, Separate Account annual expenses and the Portfolio with the lowest fees and expenses for the year ended December 31, 2012. The minimum amounts do not include any optional Riders.

The examples assume that you invest $10,000 in the Contract for the time periods indicated. They also assume that your Purchase Payment has a 5% return each year and assumes the maximum and minimum fees and expenses of all of the Investment Options available. Although your actual costs may be higher or lower, based on these assumptions, your maximum and minimum costs would be:

•	If you surrendered your Contract:

	1 Year	3 Years	5 Years	10 Years
Maximum*	$1,391	$3,008	$4,535	$8,508
Minimum*	$717	$999	$1,215	$2,048

•	If you annuitized your Contract:

	1 Year	3 Years	5 Years	10 Years
Maximum*	$1,391	$2,558	$4,265	$8,508
Minimum*	$717	$549	$945	$2,048

•	If you did not surrender or annuitize, but left the money in your Contract:

	1 Year	3 Years	5 Years	10 Years
Maximum*	$851	$2,558	$4,265	$8,508
Minimum*	$177	$549	$945	$2,048

*	In calculating the examples above, we used the maximum and minimum total operating expenses of all the Portfolios as shown in the Fees And Expenses section of each Fund Prospectus. For more information on Contract fees and expenses, see CHARGES, FEES AND DEDUCTIONS in this Prospectus, and see each Fund Prospectus. See the FINANCIAL HIGHLIGHTS section in this Prospectus for condensed financial information about the Subaccounts.

YOUR INVESTMENT OPTIONS

Some broker-dealers may not allow or may limit the amount you may allocate to certain Investment Options. Work with your financial advisor to help you choose the right Investment Options for your investment goals and risk tolerance.

You may choose among the different Variable Investment Options and the Fixed Account.

Your Variable Investment Options

Each Variable Investment Option invests in a separate Fund Portfolio. For your convenience, the following chart summarizes some basic data about each Portfolio. This chart is only a summary. For more complete information on each Portfolio, including a discussion of the Portfolio’s investment techniques and the risks associated with its investments, see the applicable Fund Prospectus. No assurance can be given that a Portfolio will achieve its investment objective. YOU SHOULD READ EACH FUND PROSPECTUS CAREFULLY BEFORE INVESTING.

PACIFIC SELECT FUND	INVESTMENT GOAL	MANAGER

Emerging Markets Debt Portfolio	Seeks to maximize total return consistent with prudent investment management.	Ashmore Investment Management Limited

International Small-Cap Portfolio	Seeks long-term growth of capital.	Batterymarch Financial Management, Inc.

Mid-Cap Value Portfolio	Seeks long-term growth of capital.	BlackRock Capital Management, Inc.

Equity Index Portfolio	Seeks investment results that correspond to the total return of common stocks that are publicly traded in the U.S.	BlackRock Investment Management, LLC

Large-Cap Growth Portfolio	Seeks long-term growth of capital; current income is of secondary importance.	BlackRock Investment Management, LLC

Small-Cap Index Portfolio	Seeks investment results that correspond to the total return of an index of small-capitalization companies.	BlackRock Investment Management, LLC

Small-Cap Equity Portfolio	Seeks long-term growth of capital.	Franklin Advisory Services, LLC & BlackRock Investment Management, LLC

American Funds Asset Allocation Portfolio	Seeks high total returns (including income and capital gains) consistent with preservation of capital over the long-term.	Capital Research and Management Company (adviser to the Master Asset Allocation Fund)

American Funds Growth-Income Portfolio	Seeks long-term growth of capital and income.	Capital Research and Management Company (adviser to the Master Growth-Income Fund)

American Funds Growth Portfolio	Seeks long-term growth of capital.	Capital Research and Management Company (adviser to the Master Growth Fund)

Large-Cap Value Portfolio	Seeks long-term growth of capital; current income is of secondary importance.	ClearBridge Investments, LLC

Technology Portfolio	Seeks long-term growth of capital.	Columbia Management Investment Advisers, LLC

Floating Rate Loan Portfolio	Seeks a high level of current income.	Eaton Vance Management

Global Absolute Return Portfolio	Seeks to provide total return.	Eaton Vance Management

Small-Cap Growth Portfolio	Seeks capital appreciation; no consideration is given to income.	Fred Alger Management, Inc.

Comstock Portfolio	Seeks long-term growth of capital.	Invesco Advisers, Inc.

Focused 30 Portfolio	Seeks long-term growth of capital.	Janus Capital Management LLC

Health Sciences Portfolio	Seeks long-term growth of capital.	Jennison Associates LLC

PACIFIC SELECT FUND	INVESTMENT GOAL	MANAGER

International Value Portfolio	Seeks long-term capital appreciation primarily through investment in equity securities of corporations domiciled in countries with developed economies and markets other than the U.S. Current income from dividends and interest will not be an important consideration.	J.P. Morgan Investment Management Inc.

Long/Short Large-Cap Portfolio	Seeks above-average total returns.	J.P. Morgan Investment Management Inc.

Value Advantage Portfolio	Seeks to provide long-term total return from a combination of income and capital gains.	J.P. Morgan Investment Management Inc.

Growth Portfolio (formerly called Growth LT)	Seeks long-term growth of capital.	MFS Investment Management

International Large-Cap Portfolio	Seeks long-term growth of capital.	MFS Investment Management

Mid-Cap Growth Portfolio	Seeks long-term growth of capital.	Morgan Stanley Investment Management Inc.

Real Estate Portfolio	Seeks current income and long-term capital appreciation.	Morgan Stanley Investment Management Inc.

Small-Cap Value Portfolio	Seeks long-term growth of capital.	NFJ Investment Group LLC

Main Street Core Portfolio	Seeks long-term growth of capital and income.	OppenheimerFunds, Inc.

Emerging Markets Portfolio	Seeks long-term growth of capital.	OppenheimerFunds, Inc.

Cash Management Portfolio	Seeks current income consistent with preservation of capital.	Pacific Asset Management

Floating Rate Income Portfolio	Seeks a high level of current income.	Pacific Asset Management

High Yield Bond Portfolio	Seeks a high level of current income.	Pacific Asset Management

Managed Bond Portfolio	Seeks to maximize total return consistent with prudent investment management.	Pacific Investment Management Company LLC

Inflation Managed Portfolio	Seeks to maximize total return consistent with prudent investment management.	Pacific Investment Management Company LLC

Pacific Dynamix – Conservative Growth Portfolio	Seeks current income and moderate growth of capital.	Pacific Life Fund Advisors LLC

Pacific Dynamix – Moderate Growth Portfolio	Seeks long-term growth of capital and low to moderate income.	Pacific Life Fund Advisors LLC

Pacific Dynamix – Growth Portfolio	Seeks moderately high, long-term growth of capital with low, current income.	Pacific Life Fund Advisors LLC

Portfolio Optimization Conservative Portfolio	Seeks current income and preservation of capital.	Pacific Life Fund Advisors LLC

Portfolio Optimization Moderate-Conservative Portfolio	Seeks current income and moderate growth of capital.	Pacific Life Fund Advisors LLC

Portfolio Optimization Moderate Portfolio	Seeks long-term growth of capital and low to moderate income.	Pacific Life Fund Advisors LLC

Portfolio Optimization Growth Portfolio	Seeks moderately high, long-term capital appreciation with low, current income.	Pacific Life Fund Advisors LLC

PACIFIC SELECT FUND	INVESTMENT GOAL	MANAGER

Portfolio Optimization Aggressive-Growth Portfolio	Seeks high, long-term capital appreciation.	Pacific Life Fund Advisors LLC

Mid-Cap Equity Portfolio	Seeks capital appreciation.	Scout Investments, Inc.

Dividend Growth Portfolio	Seeks long-term growth of capital.	T. Rowe Price Associates, Inc.

Short Duration Bond Portfolio	Seeks current income; capital appreciation is of secondary importance.	T. Rowe Price Associates, Inc.

Currency Strategies Portfolio	Seeks to provide total return.	UBS Global Asset Management (Americas) Inc.

Precious Metals Portfolio	Seeks long-term growth of capital.	Wells Capital Management Incorporated

Diversified Bond Portfolio	Seeks to maximize total return consistent with prudent investment management.	Western Asset Management Company

Inflation Protected Portfolio	Seeks to maximize total return consistent with prudent investment management.	Western Asset Management Company

AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)	INVESTMENT GOAL	MANAGER

Invesco V.I. Balanced-Risk Allocation Fund Series II	Total return with a low to moderate correlation to traditional financial market indices.	Invesco Advisers, Inc.

ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.	INVESTMENT GOAL	MANAGER

AllianceBernstein VPS Balanced Wealth Strategy Portfolio Class B**	Maximize total return consistent with the adviser’s determination of reasonable risk.	AllianceBernstein L.P.

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.	INVESTMENT GOAL	MANAGER

American Century VP Mid Cap Value Class II	Seeks long-term capital growth. Income is a secondary objective.	American Century Investment Management, Inc.

BLACKROCK VARIABLE SERIES FUNDS, INC.	INVESTMENT GOAL	MANAGER

BlackRock Global Allocation V.I. Fund Class III	Seeks high total investment return.	BlackRock Advisors, LLC

FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS	INVESTMENT GOAL	MANAGER

Fidelity VIP Contrafund Portfolio Service Class 2	Seeks long-term capital appreciation.	Fidelity Management & Research Co., Inc.

Fidelity VIP FundsManager 60% Portfolio Service Class 2	Seeks high total return.	Strategic Advisers, Inc.

FIRST TRUST VARIABLE INSURANCE TRUST	INVESTMENT GOAL	MANAGER

First Trust/Dow Jones Dividend & Income Allocation Portfolio	Seeks to provide total return by allocating among dividend-paying stocks and investment grade bonds.	First Trust Advisors L.P.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST	INVESTMENT GOAL	MANAGER

Franklin Rising Dividends Securities Fund Class 2	Seeks long-term capital appreciation. Preservation of capital, while not a goal, is also an important consideration.	Franklin Advisory Services, LLC

Franklin Templeton VIP Founding Funds Allocation Fund Class 4	Seeks capital appreciation, with income as a secondary goal.	Franklin Templeton Services, LLC serves as the Fund’s administrator.

Mutual Global Discovery Securities Fund Class 2	Seeks capital appreciation.	Franklin Mutual Advisers, LLC

Templeton Global Bond Securities Fund Class 2	Seeks high current income, consistent with preservation of capital. Capital appreciation is a secondary consideration.	Franklin Advisers, Inc.

GE INVESTMENTS FUNDS, INC.	INVESTMENT GOAL	MANAGER

GE Investments Total Return Fund Class 3	Highest total return, composed of current income and capital appreciation, as is consistent with prudent investment risk.	GE Asset Management Incorporated

JANUS ASPEN SERIES	INVESTMENT GOAL	MANAGER

Janus Aspen Series Balanced Portfolio Service Shares	Long-term capital growth, consistent with preservation of capital and balanced by current income.	Janus Capital Management LLC

LORD ABBETT SERIES FUND, INC.	INVESTMENT GOAL	MANAGER

Lord Abbett Bond Debenture Portfolio Class VC	Seeks high current income and the opportunity for capital appreciation to produce a high total return	Lord, Abbett & Co., LLC

MFS VARIABLE INSURANCE TRUST	INVESTMENT GOAL	MANAGER

MFS Total Return Series – Service Class	Seeks total return.	Massachusetts Financial Services Company

MFS Utilities Series – Service Class	Seeks total return.	Massachusetts Financial Services Company

PIMCO VARIABLE INSURANCE TRUST	INVESTMENT GOAL	MANAGER

PIMCO CommodityRealReturn Strategy Portfolio – Advisor Class	Seeks maximum real return, consistent with prudent investment management.	Pacific Investment Management Company, LLC

PIMCO Global Multi-Asset Portfolio – Advisor Class	Seeks maximum long-term absolute return, consistent with prudent management of portfolio volatility.	Pacific Investment Management Company, LLC

VAN ECK VIP TRUST	INVESTMENT GOAL	MANAGER

Van Eck VIP Global Hard Assets Fund Class S	Seeks long-term capital appreciation by investing primarily in hard asset securities. Income is a secondary consideration.	Van Eck Associates Corporation

The Investment Advisers

Pacific Life Fund Advisors LLC (PLFA), a subsidiary of Pacific Life Insurance Company, is the investment adviser for the Pacific Select Fund. PLFA and the Pacific Select Fund’s Board of Trustees oversee the management of all the Pacific Select Fund’s Portfolios, and PLFA also manages certain portfolios directly. PLFA also does business under the name “Pacific Asset Management” and manages the Pacific Select Fund’s Cash Management and High Yield Bond Portfolios under that name.

AllianceBernstein L.P. is the investment adviser for the AllianceBernstein Variable Products Series Fund, Inc.

American Century Investment Management, Inc. is the investment adviser of the American Century Variable Portfolios, Inc.

The Fund’s investment manager is BlackRock Advisors, LLC (“BlackRock”). The Fund’s sub-advisers are BlackRock Investment Management, LLC and BlackRock International Limited. Where applicable, the use of the term BlackRock also refers to the Fund’s sub-advisers.

Strategic Advisers, Inc., an affiliate of Fidelity Management & Research Company, is the investment adviser for the Fidelity Variable Insurance Products Funds. Fidelity Management & Research Company is the investment adviser for the Fidelity VIP Contrafund Portfolio. These portfolios are part of the Fidelity Variable Insurance Products Funds.

First Trust Advisors L.P. is the investment advisor for the First Trust Variable Insurance Trust.

Franklin Advisory Services, LLC is the investment adviser for the Franklin Rising Dividends Securities Fund. Franklin Templeton Services, LLC is the fund administrator for the Franklin Templeton VIP Founding Funds Allocation Fund of the Franklin Templeton Variable Insurance Products Trust. Franklin Templeton Services, LLC is the fund administrator for the Franklin Templeton VIP Founding Funds Allocation Fund. Franklin Mutual Advisers, LLC is the investment adviser for the Mutual Global Discovery Securities Fund. Franklin Advisers, Inc. is the investment adviser for the Templeton Global Bond Securities Fund. These Portfolios are part of the Franklin Templeton Variable Insurance Products Trust.

GE Asset Management Incorporated is the investment adviser for the GE Investments Funds, Inc.

Invesco Advisers, Inc. is the investment adviser for the AIM Variable Insurance Funds (Invesco Variable Insurance Funds).

Janus Capital Management LLC is the investment adviser of the Janus Aspen Series.

Lord, Abbett & Co. LLC is the investment adviser for the Lord Abbett Series Fund, Inc.

Massachusetts Financial Services Company is the investment adviser for the MFS Variable Insurance Trust.

Pacific Investment Management Company LLC is the investment adviser for the PIMCO Variable Insurance Trust.

Van Eck Associates Corporation is the investment adviser of the Van Eck VIP Trust.

PACIFIC LIFE AND THE SEPARATE ACCOUNT

Pacific Life

Pacific Life Insurance Company is a life insurance company domiciled in Nebraska. Along with our subsidiaries and affiliates, our operations include life insurance, annuity, pension and institutional products, mutual funds, broker-dealer operations, and investment advisory services. At the end of 2012, we had $290.5 billion of individual life insurance in force and total admitted assets of approximately $101 billion.

We are authorized to conduct our life insurance and annuity business in the District of Columbia and in all states except New York. Our executive office is located at 700 Newport Center Drive, Newport Beach, California 92660.

We were originally organized on January 2, 1868, under the name “Pacific Mutual Life Insurance Company of California” and reincorporated as “Pacific Mutual Life Insurance Company” on July 22, 1936. On September 1, 1997, we converted from a mutual life insurance company to a stock life insurance company ultimately controlled by a mutual holding company and were authorized by California regulatory authorities to change our name to Pacific Life Insurance Company. On September 1, 2005, Pacific Life changed from a California corporation to a Nebraska corporation. Pacific Life is a subsidiary of Pacific LifeCorp, a holding company, which, in turn, is a subsidiary of Pacific Mutual Holding Company, a mutual holding company. Under their respective charters, Pacific Mutual Holding Company must always hold at least 51% of the outstanding voting stock of Pacific LifeCorp, and Pacific LifeCorp must always own 100% of the voting stock of Pacific Life. Owners of Pacific Life’s annuity contracts and life insurance policies have certain membership interests in Pacific Mutual Holding Company, consisting principally of the right to vote on the election of the Board of Directors of the mutual holding company and on other matters, and certain rights upon liquidation or dissolutions of the mutual holding company.

Our subsidiary, Pacific Select Distributors, Inc. (PSD) serves as the principal underwriter (distributor) for the Contracts. PSD is located at 700 Newport Center Drive, Newport Beach, California 92660. We and PSD enter into selling agreements with broker-dealers, whose financial advisors are authorized by state insurance departments to sell the Contracts.

We may provide you with reports of our ratings both as an insurance company and as to our claims-paying ability with respect to our General Account assets.

Separate Account

Pacific Select Variable Annuity Separate Account was established on November 30, 1989 as a separate account of ours, and is registered with the SEC under the Investment Company Act of 1940 (the “1940 Act”), as a type of investment company called a “unit investment trust.” We established the Separate Account under the laws of the state of California. The Separate Account is maintained under the laws of the state of Nebraska.

Obligations arising under your Contract are our general corporate obligations. We are also the legal owner of the assets in the Separate Account. Assets of the Separate Account attributed to the reserves and other liabilities under the Contract and other contracts issued by us that are supported by the Separate Account may not be charged with liabilities arising from any of our other business; any income, gain or loss (whether or not realized) from the assets of the Separate Account are credited to or charged against the Separate Account without regard to our other income, gain or loss.

We may invest money in the Separate Account in order to commence its operations and for other purposes, but not to support contracts other than variable annuity contracts. A portion of the Separate Account’s assets may include accumulations of charges we make against the Separate Account and investment results of assets so accumulated. These additional assets are ours and we may transfer them to our General Account at any time; however, before making any such transfer, we will consider any possible adverse impact the transfer might have on the Separate Account. Subject to applicable law, we reserve the right to transfer our assets in the Separate Account to our General Account.

The Separate Account may not be the sole investor in the Funds. Investment in a Fund by other separate accounts in connection with variable annuity and variable life insurance contracts may create conflicts. See the Prospectus and SAI for the Funds for more information.

FINANCIAL HIGHLIGHTS

The table below is designed to help you understand how the Variable Investment Options have performed. It shows the value of a Subaccount Unit at the beginning and end of each period, as well as the number of Subaccount Units at the end of each period. A Subaccount Unit is also called an Accumulation Unit.

You should read the table in conjunction with the financial statements for Pacific Select Variable Annuity Separate Account, which are included in its annual report dated as of December 31, 2012.

			Outstanding
	AUV at	AUV at	Units
	Beginning of	End of	at End
Variable Account	Period	Period	of Period

Emerging Markets Debt
05/15/2012-12/31/2012	$9.83	$10.97	7,276

International Small-Cap
2012	$7.44	$8.77	160,574
2011	$8.58	$7.44	125,270
2010	$6.96	$8.58	1,510,280
2009	$5.41	$6.96	1,681,809
2008	$10.50	$5.41	1,758,815
2007	$10.16	$10.50	1,962,181
05/04/2006-12/31/2006	$10.00	$10.16	1,797,201

Mid-Cap Value
2012	$14.63	$16.55	62,383
2011	$15.71	$14.63	48,038
2010	$13.13	$15.71	1,054,128
05/01/2009-12/31-2009	$10.00	$13.13	1,251,900

Equity Index
2012	$37.58	$42.97	1,256,079
2011	$37.37	$37.58	1,423,314
2010	$32.96	$37.37	2,287,042
2009	$26.41	$32.96	3,139,035
2008	$42.69	$26.41	2,916,584
2007	$41.08	$42.69	3,209,034
2006	$36.01	$41.08	4,096,899
2005	$34.84	$36.01	5,325,572
2004	$31.90	$34.84	6,277,121
2003	$25.18	$31.90	7,533,380

Large-Cap Growth
2012	$6.69	$7.81	638,639
2011	$6.70	$6.69	495,705
2010	$5.92	$6.70	2,856,504
2009	$4.27	$5.92	3,284,127
2008	$8.73	$4.27	2,072,705
2007	$7.27	$8.73	2,783,856
2006	$7.65	$7.27	5,483,271
2005	$7.53	$7.65	5,011,632
2004	$7.28	$7.53	11,511,077
2003	$5.88	$7.28	10,966,798

Small-Cap Index
2012	$16.39	$18.80	632,785
2011	$17.38	$16.39	727,543
2010	$13.92	$17.38	956,268
2009	$11.00	$13.92	1,057,562
2008	$17.14	$11.00	1,322,595
2007	$17.71	$17.14	2,539,194
2006	$15.23	$17.71	2,635,647
2005	$14.77	$15.23	3,919,284
2004	$12.70	$14.77	5,337,842
2003	$8.78	$12.70	4,346,805

Small-Cap Equity
2012	$14.91	$17.07	63,526
2011	$15.63	$14.91	91,484
2010	$13.18	$15.63	866,847
2009	$10.25	$13.18	792,321
2008	$14.04	$10.25	954,808
2007	$13.41	$14.04	584,767
2006	$11.44	$13.41	315,836
05/02/2005-12/31/2005	$10.00	$11.44	419,558

American Funds® Asset Allocation
2012	$14.15	$16.18	170,975
2011	$14.20	$14.15	89,909
2010	$12.83	$14.20	89,750
02/05/2009-12/31/2009	$10.20	$12.83	71,185

			Outstanding
	AUV at	AUV at	Units
	Beginning of	End of	at End
Variable Account	Period	Period	of Period

American Funds® Growth-Income
2012	$10.67	$12.34	657,753
2011	$11.05	$10.67	764,776
2010	$10.08	$11.05	2,193,802
2009	$7.81	$10.08	2,722,673
2008	$12.77	$7.81	3,136,495
2007	$12.35	$12.77	4,143,632
2006	$10.90	$12.35	4,333,025
05/02/2005-12/31/2005	$10.00	$10.90	2,735,590

American Funds® Growth
2012	$11.83	$13.72	516,622
2011	$12.56	$11.83	668,236
2010	$10.76	$12.56	1,574,473
2009	$7.84	$10.76	1,953,330
2008	$14.23	$7.84	3,215,702
2007	$12.87	$14.23	2,856,251
2006	$11.87	$12.87	3,826,685
05/02/2005-12/31/2005	$10.00	$11.87	4,173,474

Large-Cap Value
2012	$13.86	$15.94	866,337
2011	$13.41	$13.86	983,820
2010	$12.44	$13.41	3,814,488
2009	$10.23	$12.44	4,475,859
2008	$15.89	$10.23	4,201,223
2007	$15.54	$15.89	4,957,403
2006	$13.39	$15.54	6,086,123
2005	$12.77	$13.39	5,856,877
2004	$11.76	$12.77	11,131,356
2003	$9.07	$11.76	11,727,947

Technology
2012	$5.70	$6.03	317,059
2011	$6.07	$5.70	364,427
2010	$5.06	$6.07	574,639
2009	$3.36	$5.06	718,684
2008	$7.03	$3.36	451,193
2007	$5.78	$7.03	931,813
2006	$5.36	$5.78	723,280
2005	$4.46	$5.36	1,499,369
2004	$4.35	$4.46	1,649,507
2003	$3.09	$4.35	2,336,882

Floating Rate Loan
2012	$8.95	$9.55	248,885
2011	$8.84	$8.95	359,882
2010	$8.34	$8.84	1,922,479
2009	$6.80	$8.34	1,930,879
2008	$9.73	$6.80	1,721,223
05/04/2007-12/31/2007	$10.00	$9.73	1,738,050

Global Absolute Return
12/14/2012-12/31/2012	$9.90	$9.95	841

Small-Cap Growth
2012	$12.15	$13.54	581,838
2011	$12.69	$12.15	710,221
2010	$10.20	$12.69	1,333,115
2009	$7.00	$10.20	1,608,775
2008	$13.41	$7.00	1,997,598
2007	$11.80	$13.41	2,154,833
2006	$11.37	$11.80	2,073,153
2005	$11.21	$11.37	2,998,375
2004	$9.55	$11.21	2,780,367
2003	$7.26	$9.55	4,052,716

Comstock
2012	$9.93	$11.63	463,668
2011	$10.27	$9.93	469,998
2010	$9.01	$10.27	3,093,025
2009	$7.09	$9.01	3,551,562
2008	$11.36	$7.09	3,635,891
2007	$11.86	$11.36	5,083,861
2006	$10.33	$11.86	4,323,782
2005	$10.02	$10.33	3,840,786
2004	$8.66	$10.02	4,315,851
2003	$6.67	$8.66	3,710,085

			Outstanding
	AUV at	AUV at	Units
	Beginning of	End of	at End
Variable Account	Period	Period	of Period

Focused 30
2012	$10.67	$12.99	331,909
2011	$11.97	$10.67	363,025
2010	$10.98	$11.97	545,899
2009	$7.39	$10.98	929,056
2008	$15.01	$7.39	1,498,953
2007	$11.53	$15.01	1,826,344
2006	$9.44	$11.53	1,628,745
2005	$7.83	$9.44	1,072,917
2004	$6.90	$7.83	881,775
2003	$4.91	$6.90	999,087

Health Sciences
2012	$15.54	$19.28	359,843
2011	$14.05	$15.54	357,009
2010	$11.54	$14.05	369,573
2009	$9.18	$11.54	317,079
2008	$12.94	$9.18	363,465
2007	$11.25	$12.94	568,583
2006	$10.54	$11.25	503,324
2005	$9.26	$10.54	932,891
2004	$8.72	$9.26	962,910
2003	$6.91	$8.72	1,149,106

International Value
2012	$13.69	$15.93	2,135,574
2011	$15.92	$13.69	2,383,394
2010	$15.71	$15.92	3,749,310
2009	$12.43	$15.71	4,493,350
2008	$24.10	$12.43	5,942,024
2007	$22.97	$24.10	6,913,647
2006	$18.51	$22.97	7,570,760
2005	$17.12	$18.51	8,999,846
2004	$14.89	$17.12	11,798,337
2003	$11.81	$14.89	14,724,076

Long/Short Large-Cap
2012	$8.79	$10.25	94,598
2011	$9.14	$8.79	135,336
2010	$8.25	$9.14	2,344,045
2009	$6.55	$8.25	2,434,755
05/01/2008-12/31/2008	$10.00	$6.55	1,695,846

Growth
(formerly called Growth LT)
2012	$34.02	$39.72	1,517,528
2011	$36.67	$34.02	1,726,137
2010	$33.38	$36.67	2,369,940
2009	$24.62	$33.38	2,733,071
2008	$42.22	$24.62	3,139,764
2007	$36.97	$42.22	3,692,229
2006	$34.12	$36.97	4,606,994
2005	$32.09	$34.12	5,682,686
2004	$29.43	$32.09	7,733,565
2003	$22.24	$29.43	10,025,193

International Large-Cap
2012	$9.43	$11.41	1,113,642
2011	$10.63	$9.43	1,266,553
2010	$9.75	$10.63	3,981,627
2009	$7.39	$9.75	4,715,557
2008	$11.57	$7.39	6,009,876
2007	$10.73	$11.57	7,345,084
2006	$8.55	$10.73	11,881,283
2005	$7.68	$8.55	13,462,161
2004	$6.56	$7.68	12,606,708
2003	$5.09	$6.56	13,064,458

Mid-Cap Growth
2012	$9.49	$10.07	722,400
2011	$10.42	$9.49	959,104
2010	$7.91	$10.42	2,431,397
2009	$5.03	$7.91	2,714,633
2008	$9.86	$5.03	2,455,481
2007	$8.13	$9.86	3,804,403
2006	$7.55	$8.13	4,025,541
2005	$6.49	$7.55	2,299,840
2004	$5.40	$6.49	2,191,783
2003	$4.19	$5.40	1,957,362

			Outstanding
	AUV at	AUV at	Units
	Beginning of	End of	at End
Variable Account	Period	Period	of Period

Real Estate
2012	$34.27	$39.33	219,620
2011	$32.70	$34.27	246,289
2010	$25.36	$32.70	462,474
2009	$19.42	$25.36	568,251
2008	$32.76	$19.42	650,259
2007	$39.57	$32.76	931,641
2006	$29.02	$39.57	1,361,111
2005	$25.16	$29.02	1,554,844
2004	$18.51	$25.16	1,991,365
2003	$13.63	$18.51	2,316,021

Small-Cap Value
2012	$23.28	$25.54	213,076
2011	$23.04	$23.28	258,499
2010	$18.61	$23.04	621,102
2009	$14.82	$18.61	693,576
2008	$20.91	$14.82	838,316
2007	$20.53	$20.91	889,600
2006	$17.36	$20.53	1,269,061
2005	$15.47	$17.36	1,666,018
2004	$12.59	$15.47	2,446,030
05/01/2003-12/31/2003	$10.00	$12.59	2,035,868

Main Street® Core
2012	$32.26	$37.28	1,825,641
2011	$32.51	$32.26	2,052,310
2010	$28.34	$32.51	2,799,029
2009	$22.19	$28.34	2,281,914
2008	$36.75	$22.19	2,955,344
2007	$35.65	$36.75	3,708,443
2006	$31.34	$35.65	4,331,414
2005	$29.94	$31.34	5,618,458
2004	$27.67	$29.94	6,306,504
2003	$22.07	$27.67	7,619,421

Emerging Markets
2012	$26.74	$32.10	613,911
2011	$33.01	$26.74	642,901
2010	$26.32	$33.01	1,343,082
2009	$14.42	$26.32	1,586,387
2008	$27.91	$14.42	1,943,063
2007	$21.24	$27.91	2,556,224
2006	$17.28	$21.24	2,993,583
2005	$12.37	$17.28	4,247,586
2004	$9.30	$12.37	4,459,322
2003	$5.59	$9.30	4,593,945

Cash Management
2012	$15.63	$15.43	1,002,282
2011	$15.82	$15.63	1,304,507
2010	$16.03	$15.82	1,605,133
2009	$16.20	$16.03	1,798,904
2008	$16.03	$16.20	3,663,027
2007	$15.46	$16.03	2,682,844
2006	$14.95	$15.46	2,826,190
2005	$14.72	$14.95	2,912,618
2004	$14.76	$14.72	3,668,761
2003	$14.83	$14.76	5,185,940

High Yield Bond
2012	$36.46	$41.51	712,270
2011	$35.69	$36.46	735,377
2010	$31.56	$35.69	1,235,013
2009	$22.85	$31.56	1,498,986
2008	$29.73	$22.85	1,378,858
2007	$29.39	$29.73	1,623,044
2006	$27.20	$29.39	2,022,205
2005	$26.90	$27.20	2,559,518
2004	$24.89	$26.90	3,272,646
2003	$20.96	$24.89	5,231,336

			Outstanding
	AUV at	AUV at	Units
	Beginning of	End of	at End
Variable Account	Period	Period	of Period

Managed Bond
2012	$37.81	$41.34	1,851,232
2011	$36.87	$37.81	2,155,475
2010	$34.26	$36.87	4,234,652
2009	$28.67	$34.26	4,069,186
2008	$29.53	$28.67	4,580,948
2007	$27.56	$29.53	5,735,300
2006	$26.62	$27.56	6,059,083
2005	$26.26	$26.62	7,362,236
2004	$25.24	$26.26	8,571,037
2003	$24.06	$25.24	10,717,247

Inflation Managed
2012	$37.22	$40.38	834,406
2011	$33.69	$37.22	930,089
2010	$31.36	$33.69	2,637,433
2009	$26.29	$31.36	2,894,117
2008	$29.36	$26.29	3,358,151
2007	$27.00	$29.36	4,293,823
2006	$27.19	$27.00	4,280,657
2005	$26.85	$27.19	4,962,673
2004	$24.97	$26.85	5,480,892
2003	$23.36	$24.97	5,851,255

Pacific Dynamix – Conservative Growth
2012	$12.54	$13.55	66,290
2011	$12.34	$12.54	76,388
2010	$11.33	$12.34	77,191
05/13/2009-12/31/2009	$10.06	$11.33	32,676

Pacific Dynamix – Moderate Growth
2012	$13.01	$14.36	197,044
2011	$13.11	$13.01	201,839
2010	$11.86	$13.11	145,899
08/12/2009-12/31/2009	$11.04	$11.86	46,388

Pacific Dynamix – Growth
2012	$13.44	$15.09	201,445
2011	$13.86	$13.44	181,455
2010	$12.33	$13.86	118,153
05/04/2009-12/31/2009	$10.27	$12.33	27,389

Portfolio Optimization Conservative
2012	$9.87	$10.73	4,776,681
05/05/11-12/31/11	$9.96	$9.87	5,675,987

Portfolio Optimization Moderate-Conservative
2012	$9.60	$10.58	6,295,721
05/03/11-12/31/11	$9.98	$9.60	6,744,174

Portfolio Optimization Moderate
2012	$9.32	$10.40	17,108,972
05/03/11-12/31/11	$9.97	$9.32	18,669,940

Portfolio Optimization Growth
2012	$9.06	$10.21	11,293,959
05/12/11-12/31/11	$9.88	$9.06	12,996,189

Portfolio Optimization Aggressive-Growth
2012	$8.79	$10.00	4,500,011
06/24/11-12/31/11	$9.34	$8.79	5,335,357

Mid-Cap Equity
2012	$21.32	$22.61	598,737
2011	$22.82	$21.32	699,961
2010	$18.71	$22.82	1,758,352
2009	$13.57	$18.71	2,171,221
2008	$22.52	$13.57	3,968,767
2007	$23.31	$22.52	4,808,767
2006	$20.53	$23.31	5,614,742
2005	$19.09	$20.53	6,242,819
2004	$15.46	$19.09	6,089,756
2003	$12.12	$15.46	6,334,603

			Outstanding
	AUV at	AUV at	Units
	Beginning of	End of	at End
Variable Account	Period	Period	of Period

Dividend Growth
2012	$11.35	$12.84	610,856
2011	$11.13	$11.35	707,240
2010	$10.18	$11.13	1,858,339
2009	$7.78	$10.18	1,309,439
2008	$12.93	$7.78	2,384,303
2007	$12.94	$12.93	3,550,880
2006	$11.70	$12.94	4,621,095
2005	$11.26	$11.70	4,737,995
2004	$10.25	$11.26	3,823,808
2003	$7.83	$10.25	3,548,204

Short Duration Bond
2012	$10.91	$11.12	390,496
2011	$10.95	$10.91	449,655
2010	$10.73	$10.95	2,525,202
2009	$10.00	$10.73	2,392,610
2008	$10.66	$10.00	2,810,122
2007	$10.34	$10.66	3,327,710
2006	$10.04	$10.34	5,033,161
2005	$10.01	$10.04	5,264,463
2004	$10.01	$10.01	6,211,321
05/01/2003-12/31/2003	$10.00	$10.01	6,105,155

Currency Strategies
11/08/2012-12/31/2012	$9.76	$9.86	311

Precious Metals
11/08/2012-12/31/2012	$9.57	$8.55	756

Diversified Bond
2012	$11.97	$12.81	212,545
2011	$11.44	$11.97	304,295
2010	$10.72	$11.44	3,686,019
2009	$9.51	$10.72	3,157,660
2008	$10.45	$9.51	3,278,293
2007	$10.44	$10.45	3,946,195
05/04/2006-12/31/2006	$10.00	$10.44	1,979,799

Inflation Protected
2012	$10.72	$11.17	21,028
06/28/11-12/31/2011	$10.04	$10.72	46,129

Invesco V.I. Balanced-Risk Allocation Fund Series II
2012	$14.90	$16.27	483,083
2011	$13.63	$14.90	421,863
2010	$12.63	$13.63	19,477
02/12/2009-12/31/2009	$10.10	$12.63	17,071

AllianceBernstein VPS Balanced Wealth Strategy Portfolio Class B
2012	$9.07	$10.15	186,593
2011	$9.47	$9.07	199,208
2010	$8.70	$9.47	280,558
2009	$7.08	$8.70	298,482
05/06/2008-12/31/2008	$10.06	$7.08	209,487

BlackRock Global Allocation V.I. Fund Class III
2012	$9.75	$10.58	1,723,178
2011	$10.24	$9.75	1,889,691
2010	$9.45	$10.24	1,899,483
2009	$7.91	$9.45	1,853,531
05/02/2008-12/31/2008	$10.00	$7.91	834,774

Fidelity VIP FundsManager® 60% Portfolio Service Class 2
05/02/2012-12/31/2012	$10.00	$10.23	3,876

First Trust/Dow Jones Dividend & Income Allocation Portfolio
10/03/2012-12/31/2012	$10.35	$10.35	2,463

Franklin Templeton VIP Founding Funds Allocation Fund Class 4
2012	$8.98	$10.21	159,856
2011	$9.24	$8.98	165,274
2010	$8.49	$9.24	195,736
2009	$6.61	$8.49	199,163
05/06/2008-12/31/2008	$10.05	$6.61	109,324

GE Investments Total Return Fund Class 3
2012	$12.95	$14.35	62,075
2011	$13.53	$12.95	94,640
2010	$12.52	$13.53	78,316
02/19/2009-12/31/2009	$9.73	$12.52	20,734

			Outstanding
	AUV at	AUV at	Units
	Beginning of	End of	at End
Variable Account	Period	Period	of Period

MFS® Total Return Series – Service Class
2012	$9.51	$10.42	15,837
05/09/11-12/31/11	$9.96	$9.51	3,620

PIMCO Global Multi-Asset Portfolio – Advisor Class
2012	$10.40	$11.17	233,329
2011	$10.73	$10.40	248,260
05/12/2010-12/31/2010	$9.83	$10.73	143,217

THE CONTRACT

General

To the extent that all or a portion of Investments are allocated to the Variable Accounts, the Contract is significantly different from a fixed annuity contract in that it is the Owner under a Contract who assumes the risk of investment gain or loss rather than us. Upon the maturity of a Contract, the Contract provides several fixed Annuity Options under which we will pay specified periodic annuity payments beginning on the Annuity Start Date. The amount that will be available for annuity payments will depend on the investment performance of the Variable Accounts to which premiums have been allocated.

The Contract is available for purchase as a non-tax qualified retirement plan by an individual. The Contract is also eligible for use in connection with certain tax qualified retirement plans that meet the requirements of Sections 401, 408 and 408A of the Internal Revenue Code. Certain Federal tax advantages are currently available to retirement plans that qualify as

•	self-employed individuals’ retirement plans under Section 401, such as HR-10 or Keogh plans,

•	pension or profit-sharing plans established by an employer for the benefit of its employees under Section 401,

•	individual retirement accounts or annuities, including those established by an employer as a simplified employee pension plan under Section 408,

•	Section 403(b) Tax-Sheltered Annuities, and

•	Section 457 plans.

Joint Owners are permitted on a Contract issued pursuant to a non-qualified plan.

Application for a Contract

Any person wishing to purchase a Contract may submit an application and an initial Investment to us, as well as any other form or information that we may require. We reserve the right to reject an application or Investment for any reason, subject to our underwriting standards and guidelines and any applicable state or Federal law relating to nondiscrimination. On your application, you must provide us with a valid U.S. tax identification number for federal and state tax reporting purposes.

The maximum Age of an Annuitant for which a Contract will be issued is 85. The Annuitant’s Age is calculated as of his or her nearest birthday. If there are Joint Annuitants, the maximum issue Age will be determined by reference to the younger Annuitant. If any Contract Owner or any sole Annuitant named in the application for a Contract dies before we issue a Contract, then the application for the Contract and/or any Contract issued shall be cancelled. A refund will be returned to the applicant/Owner or the applicant/Owner’s estate. Depending on the state where your application was signed, the amount of the refund may be more or less than the initial Investment received, or any other Investment we receive in connection with an exchange or transfer. In most states, the refund will be the Contract Value based upon the next determined Subaccount Unit Value (also called Accumulated Unit Value (AUV)) after we receive proof of death, In Proper Form, of the Contract Owner or Annuitant, plus a refund of any amount used to pay premium taxes and/or other taxes, and minus the Contract Value attributable to any additional amount as described in the CHARGES, FEES AND DEDUCTIONS section in this Prospectus.

Purchase Payments

The minimum Initial Purchase Payment for the purchase of a Contract is $5,000 in connection with a Non-Qualified Plan and $2,000 in connection with a Qualified Plan. Currently, we are not enforcing the minimum initial Purchase Payment on Qualified Contracts but reserve the right to enforce the minimum initial Purchase Payment on Qualified Contracts in the future. Thereafter, the Contract Owner may choose the amount and frequency of Purchase Payments, except that the minimum subsequent Purchase Payment is $250 for both Non-Qualified and Qualified Plans, except for individual retirement annuities and simplified employee pension plans, in which case it is $50. Currently, we are not enforcing the minimum additional Purchase Payment amounts but reserve the right to enforce the minimum additional Purchase Payment amounts in the future. No minimum initial or subsequent Purchase Payment requirements will apply to a Contract purchased in connection with the Texas Optional Retirement Program. We may reduce the minimum Purchase Payment requirements under certain circumstances, such as for group or sponsored arrangements. We also call each Purchase Payment you make a Premium Payment.

You must obtain our consent before making an initial or additional Purchase Payment that will bring your aggregate Purchase Payment over $1,000,000. No Purchase Payment or transfer can be allocated to the Fixed Account without our prior approval if, immediately after the Purchase Payment or transfer, the aggregate Contract Value in the Fixed Account would be $250,000 or more.

An Initial Purchase Payment will be applied not later than the end of the second Valuation Date after the Valuation Date it is received by us if the Purchase Payment is preceded or accompanied by sufficient information necessary to establish an account and properly credit such Purchase Payment. If we do not receive sufficient information, we will notify the applicant that we do not have the necessary information to issue a Contract. If the necessary information is not provided to us within five Valuation Dates after the Valuation Date on which we first receive the initial Purchase Payment (or, if sooner, other period required by law), or if we determine we cannot otherwise issue the Contract, we will return the initial Purchase Payment to the applicant unless the applicant consents to our retaining the Purchase Payment until the requested information has been provided.

Subsequent Purchase Payments will be credited as of the end of the Valuation Period in which they are received by us. Purchase Payments after the initial Purchase Payment may be made at any time prior to the Annuity Start Date, so long as the Annuitant is living. Subsequent Purchase Payments under a Qualified Plan may be limited by the terms of the plan and provisions of the Internal Revenue Code. Purchase Payments may be paid monthly via electronic funds transfer under a pre-authorized checking plan (PAC) where you authorize us to withdraw Purchase Payments from your checking or savings account each month. Subsequent Purchase Payments will be allocated according to the instructions we have on file unless we receive specific allocation instructions.

Forms of Purchase Payment

Your initial and additional Purchase Payments may be sent by personal or bank check or by wire transfer. Purchase Payments must be made in a form acceptable to us before we can process it. Acceptable forms of Purchase Payments are:

•	personal checks or cashier’s checks drawn on a U.S. bank,

•	money orders and traveler’s checks in single denominations of more than $10,000 if they originate in a U.S. bank,

•	third party payments when there is a clear connection of the third party to the underlying transaction, and

•	wire transfers that originate in U.S. banks.

We will not accept Purchase Payments in the following forms:

•	cash,

•	credit cards or checks drawn against a credit card account,

•	money orders or traveler’s checks in single denominations of $10,000 or less,

•	starter checks,

•	home equity checks,

•	cashier’s checks, money orders, traveler’s checks or personal checks drawn on non-U.S. banks, even if the payment may be effected through a U.S. bank,

•	third party payments if there is not a clear connection of the third party to the underlying transaction, and

•	wire transfers that originate from foreign bank accounts.

All unacceptable forms of Purchase Payments will be returned to the payor along with a letter of explanation. We reserve the right to reject or accept any form of payment. Any unacceptable Purchase Payment inadvertently invested may be returned and the amount returned may be more or less than the amount submitted. If you make Purchase Payments by check other than a cashier’s check, your payment of any withdrawal proceeds and any refund during the “Right to Cancel” period may be delayed until we receive confirmation in our Annuities administrative office that your check has cleared.

Allocation of Investments

In an application for a Contract, you select the Investment Options to which Investments will be allocated. During the Free Look period, except as indicated below, Purchase Payments will be allocated according to your instructions contained in the application (or more recent instructions received, if any). If your Contract is issued in exchange for another annuity contract or a life insurance contract, our administrative procedures may vary depending on the state in which your Contract is delivered. You must submit all contracts to be exchanged when you submit your application.

A Contract Owner may change the Purchase Payment allocation instructions by submitting a proper written request to us. Changes in Purchase Payment allocation instructions may be made by telephone or, to the extent available, electronically provided an authorization for such requests is on file with us. A proper change in allocation instructions will be effective upon receipt by us and will continue in effect until subsequently changed. See ADDITIONAL INFORMATION – Inquiries and Submitting Forms and Requests. Changes in the allocation of future Purchase Payments have no effect on the existing Contract Value. Such Contract Value, however, may be transferred among the Investment Options in the manner described in THE CONTRACT – Transfers and Market-timing Restrictions.

Custom Model

The Custom Model program is only available for Contracts issued before May 1, 2012 and for use with optional living benefit riders with a Rider Effective Date before May 1, 2012.

The Custom Model program allows you, with the help of your financial advisor, to create your own asset allocation model that will comply with the Investment Allocation Requirements for certain optional living benefit Riders. (See OPTIONAL LIVING BENEFIT RIDERS – General Information – Investment Allocation Requirements.) You will create your own model using the parameters listed below.

Parameters. To create your model, you may select Investment Options from the 4 Categories (Categories A, B, C and D) listed below. You must allocate at least 25% into each of Categories A, B, and C. You may not allocate more than 15% into any one Investment Option within Category A, B, or C. Category D is optional and you are not required to allocate any part of your Purchase Payment or Contract Value to this Category. If you choose to allocate your Purchase Payment or Contract Value to Category D, you are allowed to allocate up to 25% into any one Investment Option within Category D. Allocation percentages among the Categories must total 100%. The percentage allocation requirements only apply to your Variable Account Value. The model you create will be automatically rebalanced on a quarterly basis.

Example: Assume a $100,000 Purchase Payment. Following the parameters and using the Investment Options listed from the Categories below, you may allocate your Purchase Payment as follows:

•	Category A – 15% to Diversified Bond Portfolio, 10% to Managed Bond Portfolio and 5% to Cash Management Portfolio,

•	Category B – 15% to Focused 30 Portfolio, 10% to Small-Cap Index Portfolio, 10% to Mid-Cap Growth Portfolio, 5% to Large-Cap Growth Portfolio and 5% to Large-Cap Value Portfolio, and

•	Category C – 10% to International Value Portfolio, 10% to International Large-Cap Portfolio and 5% to Emerging Markets Portfolio.

The total allocated is 100%: Category A = 30%, Category B = 45% and Category C = 25%. If you want to include all 4 Categories when creating your model, you could adjust your allocation percentages in Categories A, B and C and allocate up to 25% to any combination of the Investment Options in Category D. Keep in mind that you may select any Investment Option within a Category and the allocation percentages among the Categories must total 100%.

Category A – Fixed Income Investment Options
Cash Management Portfolio	Diversified Bond Portfolio	Emerging Markets Debt Portfolio	Floating Rate Loan Portfolio

High Yield Bond Portfolio	Inflation Managed Portfolio	Inflation Protected Portfolio	Managed Bond Portfolio

Short Duration Bond Portfolio

Category B – Domestic Equity Investment Options
American Funds Growth Portfolio	American Funds Growth-Income Portfolio	Comstock Portfolio	Dividend Growth Portfolio

Equity Index Portfolio	Focused 30 Portfolio	Growth Portfolio	Large-Cap Growth Portfolio

Large-Cap Value Portfolio	Long/Short Large-Cap Portfolio	Main Street Core Portfolio	Mid-Cap Equity Portfolio

Mid-Cap Growth Portfolio	Mid-Cap Value Portfolio	Small-Cap Equity Portfolio	Small-Cap Growth Portfolio

Small-Cap Index Portfolio	Small-Cap Value Portfolio

Category C – International Equity and Sector Investment Options
Emerging Markets Portfolio	Health Sciences Portfolio	International Large-Cap Portfolio	International Small-Cap Portfolio

International Value Portfolio	Real Estate Portfolio	Technology Portfolio

Category D – Asset Allocation Investment Options
AllianceBernstein VPS Balanced Wealth Strategy Portfolio	American Funds Asset Allocation Portfolio	BlackRock Global Allocation V.I. Fund	Fidelity VIP FundsManager 60% Portfolio

First Trust/Dow Jones Dividend & Income Allocation Portfolio	Franklin Templeton VIP Founding Funds Allocation Fund	GE Investments Total Return Fund	Invesco V.I. Balanced-Risk Allocation Fund

MFS Total Return Series	Pacific Dynamix – Conservative Growth Portfolio	Pacific Dynamix – Growth Portfolio	Pacific Dynamix – Moderate Growth Portfolio

PIMCO Global Multi-Asset Portfolio	Portfolio Optimization Aggressive-Growth Portfolio	Portfolio Optimization Conservative Portfolio	Portfolio Optimization Growth Portfolio

Portfolio Optimization Moderate Portfolio	Portfolio Optimization Moderate-Conservative Portfolio

You may make transfers between Investment Options within a particular Category or from one Category to another Category as long as you follow the Custom Model parameters. Transfers made will be subject to any transfer and market timing restrictions (see HOW YOUR PURCHASE PAYMENTS ARE ALLOCATED – Transfers and Market-timing Restrictions). Subsequent Purchase Payments will be allocated according to your current model allocation instructions. Any withdrawals must be made on a pro rata basis from each of the Investment Options you selected for your model.

You may terminate your participation in the Custom Model program at any time. However, if you own an optional living benefit rider and do not allocate your entire Contract Value to another asset allocation model or Investment Options we make available for the Riders, your Rider will terminate. If you allocate any subsequent Purchase Payment or Contract Value inconsistent with the Custom Model parameters, make transfers between Investment Options outside the Custom Model parameters, or do not make a withdrawal on a pro rata basis, you will no longer be participating in the Custom Model program and your Rider will terminate. Work with your financial advisor and consider your options before making any Investment Option transfers. Any changes in the allocation percentages due to market performance will not be a violation of the program, since the model you created will automatically be rebalanced on a quarterly basis.

We are under no contractual obligation to continue this program and have the right to terminate or change the Custom Model program at any time.

Systematic Transfer Options

We offer 2 systematic transfer options: dollar cost averaging and portfolio rebalancing. There is no charge for these options and transfers under these options are not counted towards your total transfers in a calendar year. However, they are subject to the same requirements and restrictions as non-systematic transfers. Only portfolio rebalancing is available after you annuitize.

Dollar Cost Averaging

We currently offer an option under which you may dollar cost average your allocations in the Variable Accounts under the Contract by authorizing us to make periodic allocations of Contract Value from any one Investment Option to one or more of the other Variable Accounts. You may authorize us to make periodic allocations from the Fixed Account to one or more Variable Accounts. Dollar cost averaging allocations may not be made from the Fixed Account and a Variable Account at the same time. Dollar cost averaging is a systematic method of investing in which securities are purchased at regular intervals in fixed dollar amounts so that the cost of the securities gets averaged over time and possibly over various market cycles. The option will result in the allocation of Contract Value to one or more Variable Accounts, and these amounts will be credited at the Accumulation Unit values as of the end of the Valuation Period during which each transfer is processed. Since the value of Accumulation Units will vary, the amounts allocated to a Variable Account will result in the crediting of a greater number of units when the Accumulation Unit value is low and a lesser number of units when the Accumulation Unit value is high. Similarly, the amounts transferred from a Variable Account will result in a debiting of a greater number of units when the Accumulation Unit value is low and a lesser number of units when the Accumulation Unit value is high. Dollar cost averaging does not guarantee profits, nor does it assure that you will not have losses.

The Contract Owner must designate the specific dollar amounts or percentages to be transferred, the Variable Account or Accounts to which the transfer will be made, the desired frequency of the transfer, which may be on a monthly, quarterly, semi-annual, or annual basis, and the length of time during which the transfers shall continue or the total amount to be transferred over time.

To elect the dollar cost averaging option, the Contract Value in the Variable Account or Fixed Account from which the dollar cost averaging transfers will be made must be at least $5,000. The minimum amount that may be transferred to any one Variable Account is $50. Currently, we are not enforcing the minimum Variable Account, Fixed Account and/or transfer amounts but we reserve the right to enforce such minimum amounts in the future. Transfers from the Fixed Option under the dollar cost averaging program are subject to a minimum duration of 12 months. We may discontinue, modify, or suspend the dollar cost averaging option at any time. See the SAI for further information on the dollar cost averaging program.

Portfolio Rebalancing

You may instruct us to maintain a specific balance of Variable Investment Options under your Contract (e.g. 30% in Subaccount A, 40% in Subaccount B, and 30% in Subaccount C). Periodically, we will “rebalance” your values in the elected Subaccounts to the percentages you have specified. Rebalancing may result in transferring amounts from a Subaccount earning a relatively higher return to one earning a relatively lower return. You may choose to have rebalances made quarterly, semi-annually or annually until your Annuity Date. Only Variable Investment Options are available for rebalancing. Detailed information appears in the SAI.

Transfers and Market-timing Restrictions

Transfers

Transfers are allowed 30 days after the Contract Date. Currently, we are not enforcing this restriction but we reserve the right to enforce it in the future. Once your Purchase Payments are allocated to the Investment Options you selected, you may transfer your Account Value less Loan Account Value from any Investment Option to any other Investment Option. Transfers are limited to 25 for each calendar year. Only 2 transfers in any calendar month may involve any of the following Investment Options: Invesco V.I. Balanced-Risk Allocation Fund, BlackRock Global Allocation V.I. Fund, GE Investments Total Return Fund, International Value Portfolio, International Small-Cap Portfolio, International Large-Cap Portfolio, Emerging Markets Portfolio, Emerging Markets Debt Portfolio, First Trust/Dow Jones Dividend & Income Allocation Portfolio, Fidelity VIP FundsManager 60% Portfolio, Mutual Global Discovery Securities Fund, Templeton Global Bond Securities Fund, or PIMCO Global Multi-Asset Portfolio. In addition, only 2 transfers into or out of each American Funds (American Funds Asset Allocation Portfolio, American Funds Growth Portfolio or American Funds Growth-Income Portfolio), Global Absolute Return Portfolio, Currency Strategies Portfolio, Precious Metals Portfolio, Lord Abbett Bond Debenture, MFS Utilities, PIMCO CommodityRealReturn Strategy, or Van Eck Global Hard Assets Investment Option may occur in any calendar month.

Transfers to or from a Variable Investment Option cannot be made before the seventh calendar day following the last transfer to or from the same Variable Investment Option. If the seventh calendar day is not a Business Day, then a transfer may not occur until the next Business Day. The day of the last transfer is not considered a calendar day for purposes of meeting this requirement. For example, if you make a transfer into the Equity Index Variable Investment Option on Monday, you may not make any transfers to or from that Variable Investment Option before the following Monday. Transfers to or from the Cash Management Variable Investment Option or the Fixed Account are excluded from this limitation.

For the purpose of applying the limitations, multiple transfers that occur on the same day are considered 1 transfer. A transfer of Account Value from the Loan Account back into your Investment Options following a loan repayment is not considered a transfer under these limitations. Transfers that occur as a result of the dollar cost averaging program, the portfolio rebalancing program, approved corporate owned life insurance policy rebalancing programs or automatic quarterly rebalancing under the Custom Model program are excluded from these limitations. Also, allocations of Purchase Payments are not subject to these limitations.

If you have used all 25 transfers available to you in a calendar year, you may no longer make transfers between the Investment Options until the start of the next calendar year. However, you may make 1 transfer of all or a portion of the Account Value remaining in the Variable Investment Options into the Cash Management Investment Option prior to the start of the next calendar year.

There are no exceptions to the above transfer limitations in the absence of an error by us, a substitution of Investment Options, or reorganization of underlying Portfolios, or other extraordinary circumstances.

If we deny a transfer request, we will notify your financial advisor via telephone. If you (or your financial advisor) request a transfer via telephone that exceeds the above limitations, we will notify you (or your financial advisor) immediately.

Certain restrictions apply to any available fixed option. See THE FIXED ACCOUNT – Transfers and Withdrawals. Transfer requests are generally effective on the Business Day we receive them In Proper Form, unless you request a systematic transfer program with a future date.

We have the right, at our option (unless otherwise required by law), to require certain minimums in the future in connection with transfers. These may include a minimum transfer amount and a minimum Account Value, if any, for the Investment Option from which the transfer is made or to which the transfer is made. If your transfer request results in your having a remaining Account Value in an Investment Option that is less than $500 immediately after such transfer, we may transfer that Account Value to your other Investment Options on a pro rata basis, relative to your most recent allocation instructions.

We reserve the right (unless otherwise required by law) to limit the size of transfers, to restrict transfers, to require that you submit any transfer requests in writing, to suspend transfers, and to impose further limits on the number and frequency of transfers you can make.

We also reserve the right to reject any transfer request. Any policy we may establish with regard to the exercise of any of these rights will be applied uniformly to all Contract Owners.

Market-timing Restrictions

The Contract is not designed to serve as a vehicle for frequent trading in response to short-term fluctuations in the market. Accordingly, organizations or individuals that use market-timing investment strategies and make frequent transfers should not purchase the Contract. Such frequent trading can disrupt management of the underlying Portfolios and raise expenses. The transfer limitations set forth above are intended to reduce frequent trading. In addition, we monitor certain large transaction activity in an attempt to detect trading that may be disruptive to the Portfolios. In the event transfer activity is found to be disruptive, certain future transactions by such Contract Owners, or by a financial advisor or other party acting on behalf of one or more Contract Owners, will require preclearance. Frequent trading and large transactions that are disruptive to Portfolio management can have an adverse effect on Portfolio performance and therefore your Contract’s performance. Such trading may also cause dilution in the value of the Investment Options held by long-term Contract Owners. While these issues can occur in connection with any of the underlying Portfolios, Portfolios holding securities that are subject to market pricing inefficiencies are more susceptible to abuse. For example, Portfolios holding international securities may be more susceptible to time-zone arbitrage which seeks to take advantage of pricing discrepancies occurring between the time of the closing of the market on which the security is traded and the time of pricing of the Portfolios.

Our policies and procedures which limit the number and frequency of transfers and which may impose preclearance requirements on certain large transactions are applied uniformly to all Contract Owners. However, there is a risk that these policies and procedures will not detect all potentially disruptive activity or will otherwise prove ineffective in whole or in part. Further, we and our affiliates make available to our variable annuity and variable life insurance Contract Owners underlying funds not affiliated with us. We are unable to monitor or restrict the trading activity with respect to shares of such funds not sold in connection with our Contracts. In the event the Board of Trustees/Directors of any underlying fund imposes a redemption fee or trading (transfer) limitations, we will pass them on to you.

We reserve the right to restrict, in our sole discretion and without prior notice, transfers initiated by a market timing organization or individual or other party authorized to give transfer instructions on behalf of multiple Contract Owners. Such restrictions could include:

•	not accepting transfer instructions from a financial advisor acting on behalf of more than one Contract Owner, and

•	not accepting preauthorized transfer forms from market timers or other entities acting on behalf of more than one Contract Owner at a time.

We further reserve the right to impose, without prior notice, restrictions on transfers that we determine, in our sole discretion, will disadvantage or potentially hurt the rights or interests of other Contract Owners; or to comply with any applicable federal and state laws, rules and regulations.

Contract Value

The Contract Value is the sum of the amounts under the Contract held in each Variable Account of the Separate Account and in the Fixed Account, as well as the amount set aside in our Loan Account to secure any Contract Debt.

On each Valuation Date, the portion of the Contract Value allocated to any particular Variable Account will be adjusted to reflect the investment experience of that Variable Account. See Determination of Contract Value, below. No minimum amount of Contract Value is guaranteed. You bear the entire investment risk relating to the investment performance of your Contract Value allocated to the Variable Accounts.

Determination of Contract Value

The Contract Value will vary to a degree that depends upon several factors, including investment performance of the Variable Accounts to which Contract Value has been allocated, Purchase Payments, the amount of any outstanding Contract Debt, partial withdrawals, and the charges assessed in connection with the Contract. The amounts allocated to the Variable Accounts will be invested in shares of the corresponding Portfolios of a Fund. The investment performance of the Variable Accounts will reflect increases or decreases in the net asset value per share of the corresponding Portfolios and any dividends or distributions declared by a Portfolio. Any dividends or distributions from any Portfolio of a Fund will be automatically reinvested in shares of the same Portfolio, unless we, on behalf of the Separate Account, elect otherwise.

Assets in the Variable Accounts are divided into Accumulation Units, which are accounting units of measure used to calculate the value of a Contract Owner’s interest in a Variable Account. When a Contract Owner allocates premiums to a Variable Account, the Contract is credited with Accumulation Units. The number of Accumulation Units to be credited is determined by dividing the dollar amount allocated to the particular Variable Account by the Accumulation Unit value for the particular Variable Account at the end of the Valuation Period in which the premium is credited. In addition, other transactions including loans, full or partial withdrawals, transfers, and assessment of certain charges against the Contract affect the number of Accumulation Units credited to a Contract. The number of units credited or debited in connection with any such transaction is determined by dividing the dollar amount of such transaction by the unit value of the affected Variable Account. The Accumulation Unit value of each Variable Account is determined on each Valuation Date at the close of the New York Stock Exchange which is usually 4:00 p.m. Eastern Time. The number of Accumulation Units credited to a Contract shall not be changed by any subsequent change in the value of an Accumulation Unit, but the dollar value of an Accumulation Unit may vary from Valuation Date to Valuation Date depending upon the investment experience of the Variable Account and charges against the Variable Account.

The Accumulation Unit value of each Variable Account’s unit initially was $10. Determination of the value of the net assets of a Variable Account takes into account the following:

•	the investment performance of the Variable Account, which is based upon the investment performance of the corresponding Portfolio of a Fund,

•	any dividends or distributions paid by the corresponding Portfolio,

•	the charges, if any, that may be assessed by us for taxes attributable to the operation of the Variable Account, or to our operations with respect to the Contract, and

•	the mortality and expense risk charge under the Contract.

Your Variable Account Value Will Change

After we credit your Contract with Accumulation Units, the value of those Units will usually fluctuate. This means that, from time to time, your Purchase Payment allocated to the Variable Investment Options may be worth more or less than the original allocations to which those amounts can be attributed. Fluctuations in Accumulation Unit Value will not change the number of Units credited to your Contract.

Accumulation Unit Values will vary in accordance with the investment performance of the corresponding Portfolio.

For example, the value of Units in the Managed Bond Accumulation will change to reflect the performance of the Managed Bond Portfolio (including that Portfolio’s investment income, its capital gains and losses, and its expenses). Accumulation Unit Values are also adjusted to reflect the applicable Risk Charge imposed on the Separate Account.

We calculate the value of all Accumulation Units on each Business Day. The SAI contains a detailed discussion of these calculations.

Calculating Subaccount Unit Values

We calculate the Unit Value of the Subaccount Units in each Variable Investment Option at the close of the New York Stock Exchange which usually closes at 4:00 p.m. Eastern Time on each Business Day. At the end of each Business Day, the Unit Value for a Subaccount is equal to:

Y × Z

where	(Y)	=	the Unit Value for that Subaccount as of the end of the preceding Business Day; and
	(Z)	=	the Net Investment Factor for that Subaccount for the period (a “valuation period”) between that Business Day and the immediately preceding Business Day.

The “Net Investment Factor” for a Subaccount for any valuation period is equal to:

(A ÷ B) − C

where	(A)	=	the “per share value of the assets” of that Subaccount as of the end of that valuation period, which is equal to: a + b + c

where	(a)	=	the net asset value per share of the corresponding Portfolio shares held by that Subaccount as of the end of that valuation period;
	(b)	=	the per share amount of any dividend or capital gain distributions made by each Fund for that Portfolio during that valuation period; and
	(c)	=	any per share charge (a negative number) or credit (a positive number) for any income taxes and/or any other taxes or other amounts set aside during that valuation period as a reserve for any income and/or any other taxes which we determine to have resulted from the operations of the Subaccount or Contract, and/or any taxes attributable, directly or indirectly, to Purchase Payments;

(B)	=	the net asset value per share of the corresponding Portfolio shares held by the Subaccount as of the end of the preceding valuation period; and
(C)	=	a factor that assesses against the Subaccount net assets for each calendar day in the valuation period the basic Risk Charge plus the Administrative Fee and any applicable increase in the Risk Charge (see CHARGES, FEES AND DEDUCTIONS).

The Subaccount Unit Value may increase or decrease from one valuation period to another.

Full and Partial Withdrawals

You may obtain proceeds from a Contract by surrendering the Contract for its Full Withdrawal Value or by making a partial withdrawal. A full or partial withdrawal, including a scheduled partial withdrawal, may be taken from your Contract’s Contract Value at any time while the Annuitant is living and before the Annuity Start Date, subject to the limitations under the applicable plan for Qualified Plans and applicable law. A full or unscheduled partial withdrawal request will be effective as of the end of the Valuation Period that we receive a proper written request.

The proceeds received upon a full withdrawal will be the Contract’s Full Withdrawal Value. The Full Withdrawal Value is equal to the Contract Value as of the end of the Valuation Period during which a proper withdrawal request is received by us minus any maintenance fee, applicable contingent deferred sales charge, any optional Rider Charges, and any outstanding Contract Debt. A partial withdrawal may be requested for a specified percentage or dollar amount of Contract Value. Each partial withdrawal must be for $500 or more. Pre-authorized partial withdrawals must be at least $250, except for pre-authorized withdrawals distributed by Electronic Funds Transfer, which must be at least $100. A request for a partial withdrawal will result in a payment by us in accordance with the amount specified in the partial withdrawal request. Upon payment, your Contract Value will be reduced by an amount equal to the payment and any applicable contingent deferred sales charge, and any applicable premium tax. If a partial withdrawal is requested that would leave the Full Withdrawal Value in the Contract less than $500 then we reserve the right to treat the partial withdrawal as a request for a full withdrawal. However, we will not terminate your Contract if a partial withdrawal reduces the Net Contract Value to an amount less than $500 and there is an optional withdrawal benefit rider in effect.

The amount of a partial withdrawal will be withdrawn proportionately from your Contract Value in the Variable Accounts and the Fixed Account, except that you may instruct us otherwise with regard to an unscheduled partial withdrawal. A full or partial withdrawal, including a scheduled partial withdrawal, may result in the deduction of a contingent deferred sales charge. See CHARGES, FEES AND DEDUCTIONS – Contingent Deferred Sales Charge.

A full or partial withdrawal, including a scheduled withdrawal, may result in a tax charge to reimburse us for any tax on premiums on a Contract that may be imposed by various states and municipalities. See CHARGES, FEES AND DEDUCTIONS – Premium Tax and Other Taxes.

A full or partial withdrawal, including a scheduled partial withdrawal, may result in receipt of taxable income to you and, in some instances, in a tax penalty. In the case of Contracts issued in connection with retirement plans that meet the requirements of Section 401(a), 401(k), 408 or 457 of the Internal Revenue Code, reference should be made to the terms of the particular Qualified Plan for any limitations or restrictions on withdrawals. In the case of Contracts issued in connection with tax qualified retirement plans under Section 403(b), Section 403(b) imposes restrictions on certain distributions. For more information, see Restriction on Withdrawals from 403(b) Programs. The tax consequences of a withdrawal under the Contract should be carefully considered. See FEDERAL TAX ISSUES.

Distributions made due to divorce instructions or under Code Section 72(t)/72(q) (substantially equal periodic payments) are treated as withdrawals for Contract purposes and may result in a withdrawal charge assessment.

Special Requirements for Full Withdrawals and Payments to Third Party Payees

If you wish to have a full or partial withdrawal check made payable to a third-party payee, you must provide complete instructions and an original signature is required on the Withdrawal Request form or your withdrawal request instructions.

Preauthorized Scheduled Withdrawals

We have implemented a feature under which preauthorized scheduled withdrawals may be elected. Under this feature, you may elect to receive preauthorized scheduled partial withdrawals while the Annuitant is living before the Annuity Start Date and after the Free Look period by notifying us In Proper Form. A Contract Owner may designate the scheduled withdrawal amount as a percentage of Contract Value allocated to the Variable Accounts and Fixed Account, or as a specified dollar amount, and the desired frequency of the scheduled withdrawals, which may be monthly, quarterly, semi-annually or annually. The day of the month that you wish each scheduled withdrawal to be effected may also be elected.

Each withdrawal must be for at least $250, except for withdrawals distributed by Electronic Funds Transfer, which must be at least $100. Upon payment, your Contract Value will be reduced by an amount equal to the payment proceeds plus any applicable contingent deferred sales charge and any applicable premium tax. Any scheduled withdrawal that equals or exceeds the Full Withdrawal Value will be treated as a full withdrawal. In no event will payment of a scheduled withdrawal exceed the Full Withdrawal Value less any applicable premium tax. The Contract will automatically terminate if a scheduled withdrawal causes the Contract’s Full Withdrawal Value to equal zero.

Right to Cancel (“Free Look”)

You may return your Contract for cancellation and a refund during your Free Look period. Your Free Look period is usually the 10-day period beginning on the day you receive your Contract, but may vary if required by state law. The amount of your refund may be more or less than the Purchase Payments you have made. If you return your Contract and it is post-marked during the Free Look period, it will be cancelled as of the date we receive your Contract In Proper Form. In most states, you will then receive a refund of your Contract Value, based upon the next determined Accumulated Unit Value (AUV) after we receive your Contract for cancellation, plus a refund of any amount that may have been deducted as Contract fees and charges, and minus any additional amount credited as described in CHARGES, FEES AND DEDUCTIONS – Waivers and Reduced Charges. You bear the investment risk on any additional amount credited.

In some states we are required to refund your Purchase Payments. If your Contract was issued in such a state and you cancel your Contract during the Free Look period, we will return the greater of your Purchase Payments (less any withdrawals made) or the Contract Value. In addition, if your Contract was issued as an IRA and you return your Contract within 7 calendar days after you receive it, we will return the greater of your Purchase Payments (less any withdrawals made) or the Contract Value.

Your Purchase Payments are allocated to the Investment Options you indicated on your application, unless otherwise required by state law. If state law requires that your Purchase Payments must be allocated to Investment Options different than you requested, we will comply with state requirements. At the end of the Free Look period, we will allocate your Purchase Payments based on your allocation instructions.

See ADDITIONAL INFORMATION – State Considerations.

For replacement business, the Free Look period may be extended and the amount returned (Purchase Payment versus Contract Value) may be different than for non-replacement business. Please consult with your financial advisor if you have any questions regarding your state’s Free Look period and the amount of any refund.

You will find a complete description of the Free Look period and amount to be refunded that applies to your Contract on the Contract’s cover page, or on a notice that accompanies your Contract.

If your Contract is issued in exchange for another annuity contract or life insurance policy, our administrative procedures may vary, depending on the state in which your contract is delivered.

Death Benefit

If the Annuitant dies during the Accumulation Period, we will pay the death benefit proceeds to the Beneficiary upon receipt of due proof of the Annuitant’s death and instructions regarding payment to the Beneficiary. If there are Joint Annuitants, the death benefit proceeds will only be payable upon receipt of due proof of death of both Annuitants during the Accumulation Period and instructions regarding payment. In the event there is no Beneficiary living on the date of death of the Annuitant during the Accumulation Period, we will pay the death benefit proceeds to the Owner, if living; otherwise to the Owner’s estate. If the death of the Annuitant occurs on or after the Annuity Start Date and there is no living Beneficiary on the date of death, any remaining unpaid payments for a specified period or specified amount will be made to the Owner, if living; otherwise to the Owner’s estate.

The death benefit proceeds will be the death benefit reduced by any outstanding Contract Debt. On or before the 5th Contract Anniversary, the amount of the death benefit will be the greater of:

•	the Contract Value as of the end of the Valuation Period in which we receive due proof of death and instructions regarding payment, or

•	the aggregate Purchase Payments received less any reductions caused by previous withdrawals.

Unless otherwise required by state insurance authorities, after the 5th Contract Anniversary the amount of the death benefit will be the greater of:

•	the Contract Value as of the end of the Valuation Period in which we receive due proof of death and instructions regarding payment,

•	the aggregate Purchase Payments received less any reductions caused by previous withdrawals, or

•	subject to approval of state insurance authorities, the “Minimum Guaranteed Death Benefit.”

After the 5th Contract Anniversary up to the 10th Contract Anniversary, the Minimum Guaranteed Death Benefit is equal to the Contract Value on the 5th Contract Anniversary plus any premiums received after the 5th Contract Anniversary and less any reductions caused by previous withdrawals taken after the 5th Contract Anniversary. The Minimum Guaranteed Death Benefit is adjusted on the tenth Contract Anniversary and each succeeding 5th Contract Anniversary to the greater of the most recent Minimum Guaranteed Death Benefit or the Contract Value as of such Anniversary, and during the next five year interval, is decreased by any reductions caused by partial withdrawals and increased by any Purchase Payments since such 5th Contract Anniversary. After the Contract Year in which the Annuitant reaches Age 85, or after the death of the Owner or Annuitant, whichever occurs first, the Minimum Guaranteed Death Benefit will no longer be adjusted on each 5th Contract Anniversary (except for adjustments for reductions caused by partial withdrawals and for Purchase Payments).

For purposes of the calculations to determine the Death Benefit, the reductions caused by previous withdrawals are calculated by multiplying aggregate Purchase Payments received, the Contract Value at the 5th Contract Anniversary, or most recent Minimum Guaranteed Death Benefit, as applicable, prior to each withdrawal by the ratio of the amount of the withdrawal to the Contract Value immediately prior to each withdrawal.

The death benefit proceeds will be paid to the Beneficiary in a single sum or under one of the Annuity Options, as directed by you or as elected by the Beneficiary. If the Beneficiary is to receive annuity payments under an Annuity Option, there may be limits under applicable law on the amount and duration of payments that the Beneficiary may receive, and requirements respecting timing of payments. A qualified tax adviser should be consulted in considering Annuity Options.

Death of Owner

If the Owner of a Contract issued in connection with a Non-Qualified Plan dies before the Annuitant and before the Annuity Start Date, the death benefit proceeds will be paid upon receipt of due proof of the Owner’s death and instructions regarding payment. If there are Joint Owners, the term Owner means the first Joint Owner to die.

Death benefit proceeds will be paid to the Joint Owner or Contingent Owner, if any, otherwise to the Owner Beneficiary. If there is no Owner Beneficiary, death benefit proceeds will be paid to the Owner’s estate. If an Owner is not also an Annuitant, then in the event that the deaths of the Owner and the Annuitant occur under circumstances in which it cannot be determined who died first, payment will be made to the Annuitant’s Beneficiary. If the Owner and the Annuitant are the same, payment will be made to the Annuitant’s Beneficiary. If the surviving spouse of the deceased Owner is the Owner Beneficiary, or is the sole surviving joint tenant or Contingent Owner, such spouse may continue this Contract in force as Owner (and Annuitant if the deceased Owner was the sole Annuitant), rather than receive the death benefit proceeds, until the earliest of the spouse’s death, the death of the Annuitant, or the Annuity Start Date. The continuing spouse is subject to the same fees, charges and expenses applicable to the deceased Owner of the Contract. For any Designated Beneficiary other than a surviving spouse, any death benefit proceeds under this Contract must begin distribution within 1 year after the Owner’s death or complete distribution within 5 years after the Owner’s death. In order to satisfy this requirement, the designated recipient must receive a final lump sum payment by the fifth anniversary of the death of the Contract Owner, or elect to receive an annuity for life or over a period that does not exceed the life expectancy of the designated recipient with annuity payments that start within one year after the Owner’s death, or, if permitted by the IRS, a systematic distribution over a period not exceeding the beneficiary’s life expectancy using a method that would be acceptable for the purposes of calculating the minimum distribution required under Section 401(a)(9) of the Code. If an election to receive an annuity is not made within 60 days of our receipt of proof In Proper Form of the Owner’s death or, if earlier, 60 days (or shorter period as we permit) prior to the first anniversary of the Owner’s death, the lump sum option will be deemed elected, unless otherwise required by law. If the lump sum option is deemed elected, we will consider that deemed election as receipt of instructions regarding payment of death benefit proceeds. If a Non-Qualified Contract has Joint Owners, this requirement applies to the first Contract Owner to die.

The death benefit is as stated in the THE CONTRACT – Death Benefit section, except that the Owner’s Age, as opposed to the Annuitant’s, is used in determining the death benefit.

If the Owner of the Contract is a non-individual person, these distribution rules are applicable upon the death of or a change in the primary Annuitant for purposes of determining when a distribution must be made under the Contract. If there is a change in the Primary Annuitant prior to the Annuity Date, such change will be treated as the death of the Owner for such distribution timing purposes. Payment of death benefit proceeds will be made to Annuitant’s Beneficiary, if the Owner is the Annuitant’s Beneficiary, the “Death Benefit” will be the Contract Value if the Owner elects to maintain the Contract, or the Full Withdrawal Value if the Owner elects a cash distribution, as of the Valuation Date we receive, In Proper Form, the request to change the primary Annuitant and instructions regarding distribution or maintenance. These distribution requirements do not apply to Contracts issued in connection with a Qualified Plan as defined in Section 401 or 403 of the Code.

On the death of any Owner on or after the Annuity Start Date, any guaranteed payments remaining unpaid will continue to be paid to the Annuitant pursuant to the Annuity Option in force at the date of death. No death benefit will be paid if the Owner dies on or after the Annuity Start Date. On the death of the Annuitant, any unpaid benefit will be paid to the Beneficiary of the Annuitant, if living, otherwise to the Owner, if living; otherwise to the Owner’s estate. See FEDERAL TAX ISSUES for a discussion of the tax consequences in the event of death.

The above distribution rules will determine when a distribution must be made under the Contract. These rules do not affect our determination of the amount of benefit payable or distribution proceeds.

CHARGES, FEES AND DEDUCTIONS

Contingent Deferred Sales Charge

We do not make any deduction for sales charges from Purchase Payments paid for a Contract before allocating them to your Contract Value. However, except as set forth below, a contingent deferred sales charge (which may also be referred to as a withdrawal charge), may be assessed by us on a full or partial withdrawal, depending upon the amount of time such withdrawal amounts have been held under the Contract. This amount is deducted proportionately among all Investment Options from which the withdrawal occurs. No charge will be imposed upon:

•	payment of death benefit proceeds under the Contract except for certain non-natural Owners,

•	withdrawals by Owners to meet the minimum distribution rules for Qualified Contracts as they apply to amounts held under the Contract, or

•	annuitization if your Contract has been in force 2 years.

If an Annuity Option offered under the Contract is elected or proceeds are applied to purchase any other Annuity Option then offered by us, and, in each instance, the Annuity Period is at least 5 years. After the 1st Contract Anniversary, the withdrawal charge will also be waived on a full or partial withdrawal if the Annuitant has been diagnosed with a medically determinable condition which results in a life expectancy of 12 months or less. This waiver will be subject to medical evidence In Proper Form, and certain other conditions specified in the Contract.

If you annuitize your Contract by electing the GIA Plus Annuity Option, the waiver of withdrawal charges described above will not apply.

Withdrawals Free of a Withdrawal Charge

Subject to the amount available for withdrawal provisions described in the Full and Partial Withdrawal subsection, during a Contract Year, you may withdraw amounts up to your “Eligible Purchase Payments” without incurring a withdrawal charge. Eligible Purchase Payments include 10% of all Purchase Payments that have an “age” of less than 6 years, plus 100% of all remaining Purchase Payments that have an “age” of 6 years or more. Once all Purchase Payments have been deemed withdrawn, any withdrawal will be deemed a withdrawal of your earnings and will be free of the withdrawal charge. For purposes of determining the free withdrawal amounts, withdrawal of mandatory required distributions from certain Qualified Plans are included within the calculations. For those Contracts issued to a Charitable Remainder Trust (CRT), the amount available for withdrawal free of withdrawal charges during a Contract Year includes all Eligible Purchase Payments plus all earnings even if all Purchase Payments have not been deemed withdrawn. Any portion of your eligible Purchase Payments not withdrawn during a Contract Year may not be carried over to the next Contract Year.

Example: You make an initial Purchase Payment of $10,000 in Contract Year 1, and make additional Purchase Payments of $1,000 and $6,000 in Contract Year 2. With Earnings, your Contract Value in Contract Year 3 is $19,000. In Contract Year 3, you may withdraw $1,700 free of the withdrawal charge (your total Purchase Payments were $17,000, so 10% of that equals $1,700). After this withdrawal, your Contract Value is $17,300. In Contract Year 4, you may withdraw another $1,700 (10% of the total Purchase Payments of $17,000) free of any withdrawal charge.

How the Withdrawal Charge is Determined

The amount of the withdrawal charge depends on how long each Purchase Payment was held under your Contract. Each Purchase Payment you make is considered to have a certain “age,” depending on the length of time since that Purchase Payment was effective. A Purchase Payment is “one year old” or has an “age of one” from the day it is effective until the beginning of the day preceding your next Contract Anniversary. Beginning on the day preceding that Contract Anniversary, your Purchase Payment will have an “age of two” and increases in age on the day preceding each Contract Anniversary. When you withdraw an amount subject to the withdrawal charge, the “age” of the Purchase Payment you withdraw determines the level of withdrawal charge as follows:

Withdrawal
Charge (as a
percentage of the
“Age” of Premium	Purchase Payment
in Years	withdrawn)
1	6%
2	6%
3	5%
4	4%
5	3%
6	0%

For purposes of the charge, a withdrawal will be attributed to Purchase Payments in the order they were received by us, then earnings and before any deductions for other charges due or taxes are made, even if you elect to redeem amounts allocated to an Account (including the Fixed Account) other than an Account to which Purchase Payments were allocated. We also account for any eligible Purchase Payments that are still in the surrender charge period that may be withdrawn without incurring a withdrawal charge (e.g. free 10%). See CHARGES, FEES AND DEDUCTIONS – Contingent Deferred Sales Charge – Withdrawals Free of a Withdrawal Charge. If the Contract is surrendered or a scheduled withdrawal causes the Full Withdrawal Value to equal zero, any amount allocated to the Loan Account will be included in determining the charge. The withdrawal charge will be deducted proportionately among all Investment Options from which the withdrawal occurs. Unless you specify otherwise, a partial withdrawal amount requested will be processed as a “gross” amount, which means that applicable charges and taxes will be deducted from the requested amount. If a partial withdrawal amount is requested to be a “net” amount, applicable charges and taxes will be added to the requested amount and the withdrawal charges and taxes will be calculated on the grossed up amount.

Example: You make an initial Purchase Payment of $10,000 in Contract Year 1 and make an additional Purchase Payment of $7,000 in Contract Year 2. With Earnings, your Contract Value in Contract Year 3 is $19,000. In Contract Year 3 you make a withdrawal of $9,000. At this point, total Purchase Payments equal $17,000, Earnings equal $2,000, and the “age” of the applicable Purchase Payments withdrawn is 3 Years. 10% of all Purchase Payments made ($1,700) may be withdrawn free of a withdrawal charge per Contract Year. The amount of the withdrawal charge applied would be $365 ($9,000 − $1,700 = $7,300; $7,300 × 5% = $365).

The withdrawal charge is designed to reimburse us for sales commissions and other expenses associated with the promotion and solicitation of offers for the Contracts, although our actual expenses may be greater or less than the withdrawal charge amount. See ADDITIONAL INFORMATION – Distribution Arrangements for information regarding commissions and other amounts paid to broker-dealers in connection with Contract distribution.

Mortality and Expense Risk Charge

We deduct a daily charge from the assets of each Variable Account for mortality and expense risks assumed by us under the Contracts. The charge is equal to an annual rate of 1.25% of the average daily net assets of each Variable Account. This amount is intended to compensate us for certain mortality and expense risks we assume in offering and administering the Contracts and in operating the Variable Accounts.

The expense risk is the risk that our actual expenses in issuing and administering the Contracts and operating the Variable Accounts will be more than the charges assessed for such expenses. The mortality risk borne by us is the risk that Annuitants, as a group, will live longer than our actuarial tables predict. In this event, we guarantee that annuity payments will not be affected by a change in mortality experience that results in the payment of greater annuity income than assumed under the Annuity Options in the Contract. We also assume a mortality risk in connection with the death benefit under the Contract.

We may ultimately realize a profit from this charge to the extent it is not needed to cover mortality and administrative expenses, but we may realize a loss to the extent the charge is not sufficient. We may use any profit derived from this charge for any lawful purpose, including any distribution expenses not covered by the contingent deferred sales charge.

Administrative Charge

We deduct a monthly administrative charge equal to 0.0125% multiplied by a Contract’s Contract Value in the Variable Accounts and the Fixed Account, which will be deducted monthly, beginning on the Monthly Anniversary following the Contract Date, during the Accumulation Period. This charge is equivalent to an annual rate of 0.15% of a Contract’s Contract Value in the Variable Accounts and the Fixed Account. On Contracts issued in connection with applications received by us before May 1, 1992, this charge is currently reduced to 0.01% (0.12% on an annual basis), and, if the initial premium is $50,000 or more on such contracts, to 0.005% (0.06% on an annual basis). We reserve the right to increase the administrative charge on such contracts, but in no event will the charge exceed 0.15% on an annual basis. The charge will be assessed to each Account in proportion to the Contract’s Contract Value in each Variable Account and the Fixed Account. The charge is deducted at the Contract level and results in the debiting of Accumulation Units in the Variable Accounts and/or a deduction from the Fixed Account.

Maintenance Fee

During the Accumulation Period, an annual fee of $30 is deducted on each Contract Anniversary to cover the costs of maintaining records for the Contracts. The fee will be assessed to each Account in proportion to the Contract’s Contract Value in each Variable Account and the Fixed Account. Upon a full withdrawal, the charge will be pro-rated for the portion of the Contract year during which the Contract was in force. This charge is currently waived on Contracts issued for which Purchase Payments received in the first Contract Year equal $50,000 or more, or if you make a full withdrawal on other than your Contract Anniversary. We reserve the right to impose the charge on Contracts on which the fee is waived in the future. The charge is deducted at the Contract level and results in the debiting of Accumulation Units in the Variable Accounts and or a deduction from the Fixed Account. Any portion of the annual fee we deduct from a fixed option (if available under the Contract) will not be greater than the annual interest credited in excess of the options minimum guaranteed interest rate.

Transfers

Transfers of all or part of your Account Value from one Investment Option to another are not considered a withdrawal of an amount from your Contract, so no withdrawal charge is imposed at the time of transfer. See THE CONTRACT – Transfers and Market-timing Restrictions and THE FIXED ACCOUNT.

Optional Rider Charges

If you purchase an optional Rider listed in the table below, we will deduct an annual charge from your Investment Options on a proportionate basis.

Depending on which Rider you own, the charge is deducted each Contract Anniversary or every 3 months following the Rider Effective Date (“Quarterly Rider Anniversary”). The Rider charge will be deducted while the Rider remains in effect, when the Rider terminates and for some Riders on the Annuity Date. The annual charge for GIA 5 and GIA II will be charged on the Annuity Date if the Rider is still in effect. The charge is deducted in arrears each Contract Anniversary or Quarterly Rider Anniversary.

If your Rider charge is deducted each Contract Anniversary and your Rider terminates on a Contract Anniversary, the entire charge for the prior year will be deducted on that anniversary. If the Rider terminates prior to a Contract Anniversary, a prorated charge will be deducted on the earlier of the day your Contract terminates or the Contract Anniversary immediately following the day your Rider terminates. The charge will be determined as of the day your Rider terminates.

If your Rider charge is deducted each Quarterly Rider Anniversary and your Rider terminates on a Quarterly Rider Anniversary, the entire charge for the prior quarter will be deducted on that anniversary. If the Rider terminates prior to a Quarterly Rider Anniversary, a prorated charge will be deducted on the earlier of the day the Contract terminates or on the Quarterly Rider Anniversary immediately following the day your Rider terminates. The charge will be determined as of the day your Rider terminates.

Any portion of the Rider’s charge we deduct from any fixed option will not be greater than the annual interest credited in excess of the minimum guaranteed interest rate specified in your Contract. If you make a full withdrawal of the amount available for withdrawal during a Contract Year, we will deduct the charge from the final payment made to you.

An optional Rider annual charge percentage may change if a Step-Up/Reset occurs under the Rider provisions. However, the annual charge percentage will not exceed the maximum annual charge percentage (indicated in the table below) for the applicable Rider. You may elect to opt-out of a Reset and your annual charge percentage will remain the same as it was before the Reset. If an Automatic Reset or Owner-Elected Reset never occurs, the annual charge percentage established on the Rider Effective Date is guaranteed not to change. You can find more information about Protected Payment Base, Step-Up/Reset, Automatic Reset and Owner-Elected Reset for each applicable rider in the OPTIONAL LIVING BENEFIT RIDERS section.

Annual Charge Percentage Table

		Maximum
	Current	Annual Charge	To determine the amount to be
	Annual Charge	Percentage	deducted, the Annual Charge	The Charge is
Optional Rider	Percentage	Under the Rider	Percentage is multiplied by the:	deducted on each:

CoreIncome Advantage Plus (Single)[1]	0.45%	1.20%	Protected Payment Base	Quarterly Rider Anniversary

CoreIncome Advantage 5 Plus (Single)[2]	0.90%	1.50%	Protected Payment Base	Quarterly Rider Anniversary

CoreIncome Advantage 5[3]	0.90%	1.20%	Protected Payment Base	Quarterly Rider Anniversary

CoreProtect Advantage[4]	1.10%	1.50%	Protected Payment Base	Quarterly Rider Anniversary

CoreIncome Advantage Rider[5]	0.45%	1.00%	Protected Payment Base	Quarterly Rider Anniversary

Flexible Lifetime Income Plus[6]	1.50%	1.50%	Protected Payment Base	Contract Anniversary

Foundation 10[7]	1.50%	1.50%	Protected Payment Base	Contract Anniversary

Automatic Income Builder[8]	1.50%	1.50%	Protected Payment Base	Contract Anniversary

Flexible Lifetime Income[9]	1.20%	1.20%	Protected Payment Base	Contract Anniversary

Lifetime Income Access Plus[10]	1.20%	1.20%	Contract Value	Contract Anniversary

Income Access Plus[11]	1.20%	1.20%	Contract Value	Contract Anniversary

Income Access
If the Rider Effective Date is on or after October 1, 2012[12]	1.30%	1.75%	Contract Value	Contract Anniversary
If the Rider Effective Date is before October 1, 2012[13]	0.75%	0.75%	Contract Value	Contract Anniversary

Guaranteed Protection Advantage 3 (GPA 3)
If the Rider Effective Date is on or after October 1, 2012[14]	1.45%	1.75%	Guaranteed Protection Amount	Contract Anniversary
If the Rider Effective Date is before October 1, 2012[15]	1.00%	1.00%	Guaranteed Protection Amount	Contract Anniversary

Guaranteed Protection Advantage 5 (GPA 5)[16]	0.75%	0.75%	Contract Value	Contract Anniversary

Guaranteed Protection Advantage (GPA)	0.10%	0.10%	Contract Value	Contract Anniversary

Guaranteed Income Advantage Plus (GIA Plus)[17]	0.75%	0.75%	Greater of Contract Value or Guaranteed Income Base	Contract Anniversary

Guaranteed Income Advantage 5 (GIA 5)	0.40%	0.75%	Contract Value	Contract Anniversary

Guaranteed Income Advantage II (GIA II)	0.70%	1.00%	Contract Value	Contract Anniversary

[1]	If you purchased CoreIncome Advantage Plus (Single) and the Rider Effective Date is before October 1, 2012, the charge percentage is equal to 0.30% unless a Reset occurs. If you purchased this Rider and the Rider Effective Date is on or after October 1, 2012 and before May 1, 2013, the charge percentage is equal to 0.40% unless a Reset occurs.

[2]	If you purchased CoreIncome Advantage 5 Plus (Single) and the Rider Effective Date is before October 1, 2012, the charge percentage is equal to 0.60% unless a Reset occurs. If you purchased this Rider and the Rider Effective Date is on or after October 1, 2012 and before May 1, 2013, the charge percentage is equal to 0.80% unless a Reset occurs.

[3]	If you purchased CoreIncome Advantage 5 and the Rider Effective Date is before October 1, 2012, the charge percentage is equal to 0.60% unless a Reset occurs. If you purchased this Rider and the Rider Effective Date is on or after October 1, 2012 and before May 1, 2013, the charge percentage is equal to 0.80% unless a Reset occurs.

[4]	If you purchased CoreProtect Advantage and the Rider Effective Date is before May 2, 2011, the charge percentage is equal to 1.05% unless a Reset occurs. If you purchased this Rider and the Rider Effective Date is on or after May 2, 2011 and before May 1, 2012, the charge percentage is equal to 0.85% unless a Reset occurs. If you purchased this Rider and the Rider Effective Date is on or after May 1, 2012 and before October 1, 2012, the charge percentage is equal to 0.95% unless a Reset occurs. If you purchased this Rider and the Rider Effective Date is on or after October 1, 2012 and before May 1, 2013, the charge percentage is equal to 1.00% unless a Reset occurs.

[5]	If you purchased CoreIncome Advantage and the Rider Effective Date is before June 1, 2010, the charge percentage is equal to 0.40% unless a Reset occurs. If you purchased this Rider and the Rider Effective Date is on or after June 1, 2010 and before October 1, 2012, the charge percentage is equal to 0.30% unless a Reset occurs. If you purchased this Rider and the Rider Effective Date is on or after October 1, 2012 and before May 1, 2013, the charge percentage is equal to 0.40% unless a Reset occurs.

[6]	If you purchased Flexible Lifetime Income Plus and the Rider Effective Date is before January 1, 2009, the charge percentage is equal to 0.85% unless a Reset occurs. If you purchased this Rider and the Rider Effective Date is on or after January 1, 2009 and before May 1, 2009, the charge percentage is equal to 0.95% unless a Reset occurs. If you purchased this Rider and the Rider Effective Date is on or after May 1, 2009 and before October 1, 2009, the charge percentage is equal to 1.25% unless a Reset occurs.

[7]	If you purchased Foundation 10 and the Rider Effective Date is before January 1, 2009, the charge percentage is equal to 0.85% unless a Reset occurs. If you purchased this Rider and the Rider Effective Date is on or after January 1, 2009 and before October 1, 2009, the charge percentage is equal to 1.35% unless a Reset occurs.

[8]	If you purchased Automatic Income Builder and the Rider Effective Date is before January 1, 2009, the charge percentage is equal to 0.85% unless a Reset occurs. If you purchased this Rider and the Rider Effective Date is on or after January 1, 2009 and before November 1, 2010, the charge percentage is equal to 0.95% unless a Reset occurs. If you purchased this Rider and the Rider Effective Date is on or after November 1, 2010 and before May 1, 2012, the charge percentage is equal to 1.05% unless a Reset occurs. If you purchased this Rider and the Rider Effective Date is on or after May 1, 2012 and before May 1, 2013, the charge percentage is equal to 1.25% unless a Reset occurs.

[9]	If you purchased Flexible Lifetime Income and the Rider Effective Date is before November 1, 2010, the charge percentage is equal to 0.65% unless a Reset occurs. If you purchased this Rider and the Rider Effective Date is on or after November 1, 2010 and before May 1, 2012, the charge percentage is equal to 0.90% unless a Reset occurs.

[10]	If you purchased Lifetime Income Access Plus and the Rider Effective Date is before July 1, 2006, the charge percentage is equal to 0.40% unless a Reset occurs. If you purchased this Rider and the Rider Effective Date is on or after July 1, 2006 and before November 1, 2010, the charge percentage is equal to 0.60% unless a Reset occurs. If you purchased this Rider and the Rider Effective Date is on or after November 1, 2010 and before May 1, 2012, the charge percentage is equal to 0.90% unless a Reset occurs.

[11]	If you purchased Income Access Plus and the Rider Effective Date is before November 1, 2010, the charge percentage is equal to 0.40% unless a Reset occurs. If you purchased this Rider and the Rider Effective Date is on or after November 1, 2010 and before May 2, 2011, the charge percentage is equal to 0.60% unless a Reset occurs. If you purchased this Rider and the Rider Effective Date is on or after May 2, 2011 and before May 1, 2012, the charge percentage is equal to 0.80% unless a Reset occurs.

[12]	If you purchased Income Access and the Rider Effective Date is on or after October 1, 2012 and before May 1, 2013, the charge percentage is equal to 1.10% unless a Reset occurs.

[13]	If you purchased Income Access and the Rider Effective Date is before March 1, 2004, the charge percentage is equal to 0.30% unless a Step-Up occurs. If you purchased this Rider and the Rider Effective Date is on or after March 1, 2004 and before May 1, 2009, the charge percentage is equal to 0.40% unless a Step-Up occurs. If you purchased this Rider and the Rider Effective Date is on or after May 1, 2009 and before October 1, 2009, the charge percentage is equal to 0.65% unless a Step-Up occurs.

[14]	If you purchased GPA 3 and the Rider Effective Date is on or after October 1, 2012 and before May 1, 2013, the charge percentage is equal to 1.30% unless a Reset occurs.

[15]	If you purchased GPA 3 and the Rider Effective Date is before January 1, 2009, the charge percentage is equal to 0.45% unless a Step-Up occurs. If you purchased this Rider and the Rider Effective Date is on or after January 1, 2009 and before May 1, 2009, the charge percentage is equal to 0.55% unless a Step-Up occurs. If you purchased this Rider and the Rider Effective Date is on or after May 1, 2009 and before October 1, 2009, the charge percentage is equal to 0.75% unless a Step-Up occurs. If you purchased this Rider and the Rider Effective Date is on or after October 1, 2009 and before May 1, 2012, the charge percentage is equal to 0.95% unless a Step-Up occurs.

[16]	If you purchased GPA 5 and the Rider Effective Date is before March 1, 2004, the charge percentage is equal to 0.10% unless a Step-Up occurs. If you purchased this Rider and the Rider Effective Date is on or after March 1, 2004 and before May 1, 2008, the charge percentage is equal to 0.25% unless a Step-Up occurs. If you purchased this Rider and the Rider Effective Date is on or after May 1, 2008 and before January 1, 2009, the charge percentage is equal to 0.40% unless a Step-Up occurs. If you purchased this Rider and the Rider Effective Date is on or after January 1, 2009 and before November 1, 2010, the charge percentage is equal to 0.55% unless a Step-Up occurs.

[17]	If you purchased GIA Plus and the Rider Effective Date is before May 1, 2009, the charge percentage is equal to 0.50%.

Waivers and Reduced Charges

We may agree to waive or reduce charges under our Contracts, in situations where selling and/or maintenance costs associated with the Contracts are reduced, such as the sale of several Contracts to the same Contract Owner(s), sales of large Contracts, sales of Contracts in connection with a group or sponsored arrangement or mass transactions over multiple Contracts.

For Contracts issued before May 1, 2007, we may agree to waive or reduce some or all of such charges and/or credit additional amounts under our Contracts, for those Contracts sold to persons who meet criteria established by us, who may include current and retired officers, directors and employees of us and our affiliates, trustees of the Pacific Select Fund, financial advisors and employees of broker/dealers with a current selling agreement with us and their affiliates, and immediate family members of such persons (“Eligible Persons”). We will credit additional amounts to Contracts owned by Eligible Persons. If such Contracts are purchased directly through Pacific Select Distributors, Inc. (PSD), Eligible Persons will not be afforded the benefit of services of any other broker/dealer and will bear the responsibility of determining whether a variable annuity, optional benefits and underlying Investment Options are appropriate, taking into consideration age, income, net worth, tax status, insurance needs, financial objectives, investment goals, liquidity needs, time horizon, risk tolerance and other relevant information. In addition, Eligible Persons who purchased their Contract through PSD, must contact us directly with servicing questions, Contract changes and other matters relating to their Contracts.

The amount credited to Contracts owned by Eligible Persons will equal the reduction in expenses we enjoy by not incurring brokerage commissions in selling such Contracts, with the determination of the expense reduction and of such crediting being made in accordance with our administrative procedures. These credits will be added to an Eligible Person’s Contract when we apply the Investments. We may also agree to waive minimum Investment requirements for Eligible Persons.

We will only waive or reduce such charges or credit additional amounts on any Contract where expenses associated with the sale or distribution of the Contract and/or costs associated with administering and maintaining the Contract are reduced. Any additional amounts will be added to the Contract when we apply Purchase Payments. We reserve the right to terminate waiver, reduced charge and crediting programs at any time, including for issued Contracts.

With respect to additional amounts as described above, in most states you may not receive any amount credited if you return your Contract during the Free Look period as described under THE CONTRACT – Right to Cancel (“Free Look”).

For certain trusts, we may change the order in which withdrawals are applied to Purchase Payments and earnings to determine any withdrawal charge.

Guarantee of Certain Charges

We guarantee that the charge for mortality and expense risks will not increase. The maintenance fee is guaranteed not to exceed $30. The administrative charge is guaranteed not to exceed an annual rate of 0.15% of a Contract Owner’s Contract Value less any Contract Debt. We do not intend to profit from the administrative charge and maintenance fee.

Premium Tax and Other Taxes

Various states and municipalities impose a tax on premiums (“premium tax”) on annuity contracts received by insurance companies. Whether or not a premium tax is imposed will depend upon, among other things, your state of residence, the Annuitant’s state of residence, and the insurance tax laws and our status in a particular state. We assess a premium tax charge to reimburse us for premium taxes that we incur on behalf of the Contract Owner. This charge will be deducted upon annuitization or upon full withdrawal if premium taxes are incurred and are not refundable. Partial withdrawals, including scheduled withdrawals, may result in a premium tax charge if a premium tax is incurred by us and it is not refundable. We reserve the right to deduct premium taxes when incurred. Premium tax rates currently range from 0% to 3.5%, but are subject to change by a governmental entity. We currently base this charge on your Contract Value, but we reserve the right to base this charge on the amount of the transaction, the aggregate amount of the Purchase Payments we receive under your Contract, or any other amount, that in our sole discretion we deem appropriately reimburses us for premium taxes paid on this Contract. We may charge Variable Accounts of the Separate Account for the Federal, state, or local income taxes we incur that are attributable to the Separate Account and its Variable Accounts, or to our operations with respect to the Contracts, or that are attributable to payment of premiums or acquisition costs under the Contracts. No such charge is currently assessed. See FEDERAL TAX ISSUES – Taxes on Pacific Life.

Fund Expenses

Your Variable Account Value reflects advisory fees and other expenses incurred by the various Fund Portfolios, net of any applicable reductions and/or reimbursements. These fees and expenses may vary. Each Fund is governed by its own Board of Trustees, and your Contract does not fix or specify the level of expenses of any Portfolio. A Fund’s fees and expenses are described in detail in the applicable Fund Prospectus and SAI.

Some Investment Options available to you are “fund of funds”. A fund of funds portfolio is a fund that invests in other funds in addition to other investments that the portfolio may make. Expenses of fund of funds Investment Options may be higher than non fund of funds Investment Options due to the two tiered level of expenses. See the Fund prospectuses for detailed portfolio expenses and other information before investing.

ANNUITY PERIOD

General

You select the Annuity Start Date at the time of application. The Annuity Start Date may not be deferred beyond the first day of the month following the Annuitant’s 95th birthday (85th birthday in Pennsylvania, and for certain trusts, 100th birthday, unless state law requires otherwise), although the terms of a Qualified Plan generally require annuitization at an earlier age. If you do not select an Annuity Start Date, the Annuity Start Date will be the Contract Anniversary nearest the Annuitant’s 85th birthday if the Contract is issued in connection with a Non-Qualified Plan. See Selection of an Option. If there are Joint Annuitants, the birth date of the younger Annuitant will be used to determine the latest Annuity Start Date. Adverse tax consequences may occur if the Annuity Start Date is prior to the Owner’s reaching Age 59 1/2.

On the Annuity Start Date, the proceeds under the Contract will be applied to provide an annuity under one of the options described below, unless a lump sum distribution has been elected. The proceeds attributable to the Variable Accounts will be transferred to the General Account. The proceeds will be equal to your Contract Value in the Investment Options (which excludes Contract Value in the Loan Account) as of the Annuity Start Date, reduced by any applicable premium taxes and/or other taxes, prorated portion of maintenance fee due, any optional Rider Charges and any applicable Contingent Deferred Sales Charge. However, no Contingent Deferred Sales Charge will be imposed if the Contract has been in force two years, and an Annuity Option is elected or proceeds are applied to purchase any other Annuity Option then offered by us, and, in each case, the Annuity Period is five years or longer.

The Contracts provide for five optional annuity forms. A lump sum distribution may also be elected. Other Annuity Options may be available upon request at our discretion. All Annuity Options are fixed and the annuity payments remain constant throughout the Annuity Period. Annuity payments are based upon annuity rates that vary with the Annuity Option selected. In the case of Options 1, 2, and 3, the rates will vary based on the Age and sex of the Annuitant, except that unisex rates are available where required by law. In the case of Options 4 and 5, as described below, Age and sex are not considerations. The annuity rates are based upon an assumed interest rate of 4%, compounded annually. If no Annuity Option has been selected, annuity payments will be made to the Annuitant under an automatic option. If you have a Non-Qualified Contract, your automatic option will be Life with a ten year Period Certain. If you have a Qualified Contract, your automatic option will be Life with a five year Period Certain or a shorter period certain as may be required by federal regulation. If you are married, different requirements may apply. Please contact your plan administrator for further information, if applicable.

Annuity payments can be made on a monthly, quarterly, semiannual, or annual basis, although no payments will be made for less than $50. If the frequency of payments selected would result in payments of less than $50, we reserve the right to change the frequency. We also reserve the right to pay the Contract proceeds in a lump sum if the proceeds are less than $10,000. Once annuity payments have commenced, an Annuitant or Owner cannot change the Annuity Option and cannot surrender his or her annuity and receive a lump sum settlement in lieu thereof.

You may, during the lifetime of the Annuitant, designate or change an Annuity Start Date, Annuity Option, and Contingent Annuitant, provided we receive proper written notice at least 30 days prior to the Annuity Start Date set forth in the Contract. The date selected as the new Annuity Start Date must be after the date the written notice is received by us.

The Contract contains annuity tables for each Annuity Option described below. The tables show the dollar amount of periodic annuity payments for each $1,000 applied to an Annuity Option. We reserve the right to offer variable annuity options in the future.

Annuity Options

Option 1 – Life Income with Guaranteed Payment of 10 or 20 Years

Periodic payments are made to the designated payee during the lifetime of the Annuitant with payments guaranteed for a specified period, which may be ten or twenty years, as elected.

Option 2 – Joint and Survivor

Periodic payments are made to the designated payee during the lifetime of the Primary Annuitant. After the death of the Primary Annuitant, periodic payments are based on the life of the secondary Annuitant named in the election if and so long as such secondary Annuitant lives. Payments made based on the life of the secondary Annuitant may be in installments equal to 50%, 66 2/3% or 100% of the original payment amount payable during the lifetime of the Primary Annuitant (you must make this election when you choose your Annuity Option). If you elect a reduced payment based on the life of the secondary Annuitant, fixed annuity payments will be equal to 50% or 66 2/3% of the original fixed payment payable during the lifetime of the Primary Annuitant. THERE IS NO MINIMUM NUMBER OF PAYMENTS GUARANTEED UNDER THIS OPTION. PAYMENTS CEASE UPON THE DEATH OF THE LAST SURVIVING ANNUITANT, REGARDLESS OF THE NUMBER OF PAYMENTS RECEIVED.

Option 3 – Joint and Last Survivor

Periodic annuity payments will be made while both the Annuitants are living, and, after the death of either of the Annuitants, an amount equal to 50%, 66 2/3%, or 100% (as specified in the election) of such payments will be paid to the surviving Annuitant for so long as he or she lives. AS IN THE CASE OF OPTION 2, THERE IS NO MINIMUM NUMBER OF PAYMENTS GUARANTEED UNDER THIS OPTION. PAYMENTS CEASE UPON THE DEATH OF THE LAST SURVIVING ANNUITANT, REGARDLESS OF THE NUMBER OF PAYMENTS RECEIVED.

Option 4 – Fixed Payments for Specified Period

Periodic payments are made to the designated payee during the Annuitant’s lifetime, with payments guaranteed for a specified period. You may choose to have payments guaranteed 3 through 30 years (in full years only).

Option 5 – Fixed Payments of a Specified Amount

Periodic payments of the amount elected will be made until the amount applied and interest thereon are exhausted, with the guarantee that, if, at the death of the Annuitant, all guaranteed payments have not yet been made, the discounted value, based on the interest rate that we use to determine the amount of each payment (which will be at least 4%), of the remaining unpaid payments will be paid to the Beneficiary, if living; otherwise to the Owner, if living; otherwise to the Owner’s estate.

If the Annuitant dies before the guaranteed payments under Annuity Options 1 and 4 are completed, we will pay the remainder of the guaranteed payments to the first among the following who is (1) living; or (2) an entity or corporation entitled to receive the remainder of the guaranteed payments:

•	the Owner;

•	the Joint Owner;

•	the Contingent Owner;

•	the Beneficiary, or

•	the Contingent Beneficiary.

If none are living (or if there is no entity or corporation entitled to receive the remainder of the guaranteed payments), we will pay the remainder of the guaranteed payments to the Owner’s estate.

If the Owner dies on or after the Annuity Date, but payments have not yet been completed, then distributions of the remaining amounts payable under the Contract must be made at least as rapidly as the method of distribution that was being used at the date of the Owner’s death. All of the Owner’s rights granted by the Contract will be assumed by the first among the following who is (1) living; or (2) an entity or corporation entitled to assume the Owner’s rights granted by the Contract:

•	the Joint Owner;

•	the Contingent Owner;

•	the Beneficiary; or

•	the Contingent Beneficiary.

If none are living (or if there is no entity or corporation entitled to assume the Owner’s rights granted by the Contract), all of the Owner’s rights granted by the Contract will be assumed by the Owner’s estate.

If your Contract was issued in connection with a Qualified Plan subject to Title I of the Employee Retirement Income Security Act of 1974 (ERISA), your spouse’s consent may be required when you seek any distribution under your Contract, unless your Annuity Option is Joint and Survivor Life with survivor payments of at least 50%, and your spouse is your Joint Annuitant.

Selection of an Option

You should carefully review the Annuity Options with your financial or tax adviser, and, for Contracts used in connection with a Qualified Plan, reference should be made to the terms of the particular plan and the requirements of the Internal Revenue Code for pertinent limitations respecting annuity payments and other matters. For instance, under requirements for retirement plans that qualify under Sections 401 or 408 of the Internal Revenue Code, annuity payments generally must begin no later than April 1 of the calendar year following the year in which the Annuitant reaches age 70 1/2. However, if a plan qualified under Section 401(a) of the Code or a 403(b) contract so provides, no distributions are required for individuals who are employed after age 70 1/2 (other than 5% owners) until they retire. For Non-Qualified Plans, annuity payments must begin no later than the first day of the month following the Annuitant’s 95th birthday. Under requirements for retirement plans that qualify under Sections 401 or 408 of the Internal Revenue Code, the period elected for receipt of annuity payments under Annuity Options 1 and 4 generally may be no longer than the joint life expectancy of the Annuitant and Beneficiary in the year that the Annuitant reaches age 70 1/2, and must be shorter than such joint life expectancy if the Beneficiary is not the Annuitant’s spouse and is more than 10 years younger than the Annuitant. Under Options 2 and 3, if the secondary or other Annuitant is not the Annuitant’s spouse and is more than 10 years younger than the Annuitant, the 66 2/3% and 100% elections specified above may not be available. The restrictions on options for retirement plans that qualify under Sections 401 and 408 also apply to a retirement plan that qualifies under Section 403(b) with respect to amounts that accrued after December 31, 1986.

THE FIXED ACCOUNT

You may allocate all or a portion of your Investments to the Fixed Account and you may transfer Contract Value to the Fixed Account. Amounts allocated to a fixed option become part of our General Account, which supports our insurance and annuity obligations. In reliance on certain exemptive and exclusionary provisions, interests in the fixed options have not been registered as securities under the Securities Act of 1933 (the “1933 Act”) and the fixed options have not been registered as an investment company under the Investment Company Act of 1940 (the “1940 Act”). Accordingly, neither any fixed option nor any interests therein are generally subject to the provisions of the 1933 Act or the 1940 Act. We have been advised that the staff of the SEC has not reviewed the disclosure in this Prospectus relating to any fixed option. This disclosure, however, may be subject to certain generally applicable provisions of the Federal securities laws relating to the accuracy and completeness of statements made in the Prospectus. This Prospectus is generally intended to serve as a disclosure document only for aspects of a Contract involving the Separate Account and contains only selected information regarding any fixed option. For more information regarding a fixed option, see THE CONTRACT.

Amounts allocated to a fixed option become part of our General Account, which consists of all assets we own other than those in the Separate Account and our other separate accounts. Subject to applicable law, we have sole discretion over the investment of the assets of our General Account. Unlike the Separate Account, the General Account is subject to liabilities arising from any of our other businesses. Any guarantees provided for under the contract or through optional riders are backed by our financial strength and claims paying ability. You must look to the strength of the insurance company with regard to such guarantees.

Interest

Amounts allocated to a fixed option earn interest at a fixed rate or rates that are paid by us. The Contract Value in the Fixed Account earns interest at an interest rate that is guaranteed to be at least 0.3273% per month, compounded monthly, which is equivalent to an annual effective rate of 4% per year, and which will accrue daily (“Guaranteed Rate”). Such interest will be paid regardless of the actual investment experience of a fixed option. In addition, we may in our discretion pay interest at a rate (“Current Rate”) that exceeds the Guaranteed Rate. We will determine the Current Rate, if any, from time to time. If we determine a Current Rate that exceeds the Guaranteed Rate, premiums or transfers allocated or made to a fixed option during the time the Current Rate is in effect are guaranteed to earn interest at that particular Current Rate until the next Contract Anniversary. Upon the Contract Anniversary, a Current Rate or Rates may be paid that would remain in effect until the next succeeding Contract Anniversary.

Contract Value that was allocated or transferred to a fixed option during one Contract Year may be credited with a different Current Rate than amounts allocated or transferred to a fixed option in another Contract Year. Therefore, at any given time, various portions of your Contract Value allocated to a fixed option may be earning interest at different Current Rates, depending upon the Contract Year during which such portions were originally allocated or transferred to a fixed option. We bear the investment risk for the Contract Value allocated to a fixed option and for paying interest at the Guaranteed or Current Rates, as applicable, on amounts allocated to a fixed option.

For purposes of determining the interest rates to be credited on remaining Contract Value in a fixed option, withdrawals, loans, or transfers from a fixed option will be deemed to be taken from premiums or transfers in the order in which they were credited to a fixed option, and interest attributable to each such premium or transfer shall be deemed taken before the amount of each premium or transfer.

Bail Out Provision

The first time that the interest rate paid on any portion of your Contract Value allocated to the Fixed Account falls 1% or more below the initial Current Rate credited to the premium or transfer from which that portion of Contract Value is derived, the limitations on transfers from the Fixed Account to the Variable Accounts will be waived for 60 days with respect to that portion of Contract Value in the Fixed Account.

Death Benefit

The death benefit under the Contract will be determined in the same fashion for a Contract that has Contract Value in a fixed option as for a Contract that has Contract Value allocated to the Variable Accounts. See THE CONTRACT – Death Benefit.

Contract Charges

The contingent deferred sales charge, the administrative charge, the maintenance fee, any optional Rider Charges, and premium taxes and/or other taxes will be the same for Contract Owners who allocate Investments or transfer Contract Value to the Fixed Account, as for those who allocate Investments to the Variable Accounts. The charge for mortality and expense risks will not be assessed against the Fixed Account, and any amounts that we pay for income taxes allocable to the Variable Accounts will not be charged against the Fixed Account. In addition, the investment advisory fees and operating expenses paid by the Fund will not be paid directly or indirectly by you to the extent your Contract Value is allocated to the Fixed Account; however, to that extent you will not participate in the investment experience of the Variable Accounts.

Transfers and Withdrawals

Amounts may be transferred from the Variable Accounts to the Fixed Account and from the Fixed Account to the Variable Accounts after the Free Look period, subject to the following limitations. You may not make more than one transfer from the Fixed Account to the Variable Accounts in any 12-month period except as provided under the Dollar Cost Averaging Option. Further, if you have $1,000 or more in the Fixed Account, you may not transfer more than 20% of such amount to the Variable Accounts in any 12-month period except as provided under Dollar Cost Averaging. Currently there is no charge imposed upon transfers.

For the purpose of applying the limitations, any transfers that occur on the same day are considered one transfer and transfers that occur as a result of the dollar cost averaging program, and the portfolio rebalancing program, or an approved asset allocation program are excluded from the limitation.

We reserve the right to waive the restrictions that limits transfers from the Fixed Account to one transfer within the 30 days after the end of each Contract Anniversary. We also reserve the right to waive the limitations on the maximum amount you may transfer from the Fixed Account in any given Contract year. We may process requests for transfers from the Fixed Account that are within the maximum number of allowable transfers among the Investment Options each calendar year; e.g. transfers are limited to 25 for each calendar year.

You may also make full and partial withdrawals to the same extent as a Contract Owner who has allocated Contract Value to the Variable Accounts. See THE CONTRACT – Full and Partial Withdrawals. In addition, to the same extent as Contract Owners with Contract

Value in the Variable Accounts, the Owner of a Contract used in connection with a Qualified Plan under Section 403(b) of the Internal Revenue Code may obtain a loan.

Payments from the Fixed Option

Full and partial withdrawals, loans, and transfers from a fixed option may be delayed for up to six months after a written request In Proper Form is received by us. During the period of deferral, interest at the applicable interest rate or rates will continue to be credited to the amounts allocated to a fixed option. However, payment of any amounts will not be deferred if they are to be used to pay premiums on any policies or contracts issued by us.

MORE ABOUT THE CONTRACT

Ownership

The Contract Owner is the individual named as such in the application or in any later change shown in our records. While the Annuitant is living, the Contract Owner alone has the right to receive all benefits and exercise all rights that the Contract grants or we allow.

Joint Owners. Joint Owners are permitted only for Contracts issued in connection with Non-Qualified Plans. Any Contract transaction requires the signature of all persons named jointly. Also see ADDITIONAL INFORMATION – Telephone and Electronic Transactions.

Contingent Owner. A Contingent Owner, if named in the application, succeeds to the rights of Owner if the Owner dies before the Annuitant during the Accumulation Period.

Designation and Change of Beneficiary

The Beneficiary is the individual named as such in the application or any later change shown in our records. You may change the Beneficiary at any time during the life of the Annuitant while the Contract is in force by written request to us. Any change or addition will generally take effect only when we receive all necessary documents In Proper Form at our Service Center and record the change or addition. Any change or addition will not affect any payment made or any other action taken by us before the change or addition was received and recorded. A Contingent Beneficiary may be designated. You may designate a permanent Beneficiary whose rights under the Contract cannot be changed without his or her consent.

Reference should be made to the terms of a particular Qualified Plan and any applicable law for any restrictions on the beneficiary designation.

Payments from the Separate Account

We ordinarily will pay any full or partial withdrawal benefit or death benefit proceeds from Contract Value allocated to the Variable Accounts, and will effect a transfer between Variable Accounts or from a Variable Account to the Fixed Account within seven days from the Valuation Date on which a proper request is received by us or, if sooner, other period required by law. However, we can postpone the calculation or payment of such a payment or transfer of amounts from the Variable Accounts to the extent permitted under applicable law, which is currently permissible only for any period:

•	during which the New York Stock Exchange is closed other than customary weekend and holiday closings,

•	during which trading on the New York Stock Exchange is restricted as determined by the SEC, or

•	during which an emergency, as determined by the SEC, exists as a result of which;

•	disposal of securities held by the Separate Account is not reasonably practicable, or

•	it is not reasonably practicable to determine the value of the assets of the Separate Account, or

•	for such other periods as the SEC may by order permit for the protection of investors.

Proof of Age and Survival

We may require proof of age or survival of any person on whose life annuity payments depend.

Restriction on Withdrawals from 403(b) Programs

Section 403(b) of the Internal Revenue Code permits public school employees and employees of certain types of charitable, educational, and scientific organizations specified in Section 501(c)(3) of the Internal Revenue Code to purchase annuity contracts, and, subject to certain limitations, to exclude the amount of purchase payments from gross income for tax purposes. Section 403(b) imposes restrictions on certain distributions from tax-sheltered annuity contracts meeting the requirements of Section 403(b) that apply to tax years beginning on or after January 1, 1989.

Section 403(b) requires that distributions from Section 403(b) tax-sheltered annuities that are attributable to employee contributions made after December 31, 1988 under a salary reduction agreement begin only after the employee reaches age 59 1/2, separates from service, dies, becomes disabled, or incurs a hardship. Furthermore, distributions of gains attributable to such contributions accrued after December 31, 1988 may not be made on account of hardship. Hardship, for this purpose, is generally defined as an immediate and heavy financial need, such as paying for medical expenses, the purchase of a residence, or paying certain tuition expenses, that may only be met by the distribution.

An Owner of a Contract purchased as a tax-sheltered Section 403(b) annuity contract will not, therefore, be entitled to make a full or partial withdrawal, as described in this Prospectus, in order to receive proceeds from the Contract attributable to contributions under a salary reduction agreement or any gains credited to such Contract after December 31, 1988 unless one of the above-described conditions has been satisfied. In the case of transfers of amounts accumulated in a different Section 403(b) contract to this Contract under a Section 403(b) Program, the withdrawal constraints described above would not apply to the amount transferred to the Contract attributable to the Owner’s December 31, 1988 account balance under the old contract, provided the amounts transferred between contracts qualified as a tax-free exchange under the Internal Revenue Code. An Owner of a Contract may be able to transfer the Contract’s Full Withdrawal Value to certain other investment alternatives meeting the requirements of Section 403(b) that are available under an Employer’s Section 403(b) arrangement.

In accordance with Code Section 403(b) and final regulations published on July 26, 2007 (“Final Regulations”), as of January 1, 2009 (or earlier if we or your 403(b) employer has entered into an agreement pursuant to the Final Regulations), we are required to provide information regarding loans or hardship distributions from your contract to your 403(b) employer or an agent of your 403(b) employer, upon request. In addition, in connection with your request for a loan, a hardship distribution or a rollover, we are required to verify certain information about you with your 403(b) employer (or if applicable, former 403(b) employer). Finally, transfers of 403(b)s (formerly allowed under Revenue Ruling 90-24) will only be allowed where the receiving financial institution has signed an information sharing agreement with your employer.

Restrictions Under the Texas Optional Retirement Program

Title 8, Section 830.105 of the Texas Government Code restricts withdrawal of contributions and earnings in a variable annuity contract in the Texas Optional Retirement Program (ORP) prior to:

•	termination of employment in all Texas public institutions of higher education,

•	retirement,

•	death, or

•	the participant’s attainment of age 70 1/2.

A participant in the Texas ORP will not, therefore, be entitled to make full or partial withdrawals under a Contract unless one of the foregoing conditions has been satisfied. Appropriate certification must be submitted to redeem the participant’s account. Restrictions on withdrawal do not apply to transfers of values from one annuity contract to another during participation in the Texas ORP. Loans are not available in the Texas ORP.

Currently we do not accept applications for Contracts issued under the Texas ORP.

OPTIONAL LIVING BENEFIT RIDERS

General Information

Optional Riders are subject to availability (including state availability) and may be discontinued for purchase at anytime without prior notice. Before purchasing any optional Rider, make sure you understand all of the terms and conditions and consult with your financial advisor for advice on whether an optional Rider is appropriate for you. We reserve the right to restrict the purchase of an optional living benefit Rider to only Contract issue in the future. Your election to purchase an optional Rider must be received In Proper Form.

You may purchase an optional Rider on the Contract Date or on any Contract Anniversary (if available). In addition, if you purchase a Rider within 60 days after the Contract Date or, if available, within 60 days after any Contract Anniversary, the Rider Effective Date will be that Contract Date or Contract Anniversary. Your election to purchase an optional Rider must be received In Proper Form.

Distributions made due to a request for partial annuitization, divorce instructions or under Code Section 72(t)/72(q) (substantially equal periodic payments) are treated as withdrawals for Contract purposes and may adversely affect Rider benefits.

Taking a withdrawal before a certain age or a withdrawal that is greater than the annual withdrawal amount (“excess withdrawal”) under a particular Rider may result in adverse consequences such as a permanent reduction in Rider benefits or the failure to receive lifetime withdrawals under a Rider.

Some optional riders allow for owner elected Resets/Step-Ups. If you elect to Reset/Step-Up, your election must be received, In Proper Form, within 60 days after the Contract Anniversary (“60 day period”) on which the Reset/Step-Up is effective. We may, at our sole discretion, allow Resets/Step-Ups after the 60 day period. We reserve the right to refuse a Reset/Step-Up request after the 60 day period regardless of whether we may have allowed you or others to Reset/Step-Up in the past. Each Contract Anniversary starts a new 60 day period in which a Reset/Step-Up may be elected.

Some broker/dealers may limit their clients from purchasing some optional Riders based upon the client’s age or other factors. You should work with your financial advisor to decide whether an optional Rider is appropriate for you.

Taking a loan while an optional living benefit Rider is in effect will terminate your Rider. Work with your financial advisor before taking a loan.

Investment Allocation Requirements

At initial purchase and during the entire time that you own an optional living benefit Rider (except for GIA II), you must allocate your entire Contract Value to an asset allocation program or Investment Options we make available for these Riders. You may allocate your Contract Value according to the following requirements:

•	100% to one allowable Asset Allocation Model, OR

•	100% among allowable Investment Options.

Currently, the allowable Asset Allocation Models and Investment Options are as follows:

Allowable Asset Allocation Models

Custom Model[2]

Allowable Investment Options

AllianceBernstein VPS Balanced Wealth Strategy Portfolio[2]American Funds Asset Allocation Portfolio

BlackRock Global Allocation V.I. Fund

Fidelity VIP FundsManager 60% Portfolio

First Trust/Dow Jones Dividend & Income Allocation
  Portfolio

Franklin Templeton VIP Founding Funds Allocation Fund[2]GE Investments Total Return Fund

Invesco V.I. Balanced-Risk Allocation Fund

Janus Aspen Series Balanced Portfolio

MFS Total Return Series

Pacific Dynamix – Conservative Growth Portfolio

Pacific Dynamix – Moderate Growth Portfolio

Pacific Dynamix – Growth Portfolio[2]Portfolio Optimization Conservative Portfolio

Portfolio Optimization Moderate-Conservative Portfolio

Portfolio Optimization Moderate Portfolio

Portfolio Optimization Growth Portfolio[2]Portfolio Optimization Aggressive-Growth Portfolio[1]PIMCO Global Multi-Asset Portfolio

[1]	Only available for optional living benefit riders with a Rider Effective Date before January 1, 2009.

[2]	Only available for optional living benefit riders with a Rider Effective Date before May 1, 2012.

You may transfer your entire Contract Value between an allowable Asset Allocation Model and allowable Investment Options, between allowable Asset Allocation Models or between allowable Investment Options, subject to certain transfer limitations and availability. See THE CONTRACT – Transfers and Market-timing Restrictions. Keep in mind that you must allocate your entire Contract Value to either one allowable Asset Allocation Model or among the allowable Investment Options. If you do not allocate your entire Purchase Payment or Contract Value according to the requirements above, your Rider will terminate.

Allowable Asset Allocation Models – Custom Model. You may also make transfers between the Investment Options available under the Custom Model program as long as you follow the Custom Model parameters. However, if you make transfers, subsequent Purchase Payments or change the allocation percentages within your Custom Model and they do not comply with the Custom Model parameters, you will no longer be participating in the Custom Model program and your Rider will terminate. See THE CONTRACT – Custom Model for information about the program.

Allowable Investment Options. You may allocate your entire Contract Value among any of the allowable Investment Options listed in the table above.

By adding an optional living benefit Rider to your Contract, you agree to the above referenced investment allocation requirements for the entire period that you own a Rider. These requirements may limit the number of Investment Options that are otherwise available to you under your Contract. We reserve the right to add, remove or change allowable asset allocation programs or allowable Investment Options at any time. We may make such a change due to a fund reorganization, fund substitution, to help protect our ability to provide the guarantees under these riders, or otherwise. If such a change is required, we will provide you with reasonable notice (generally 90 calendar days unless we are required to give less notice) prior to the effective date of such change to allow you to reallocate your Contract Value to maintain your rider benefits. If you do not reallocate your Contract Value your rider will terminate.

We will send you written notice in the event any transaction made by you will involuntarily cause the Rider to terminate for failure to invest according to the investment allocation requirements. However, you will have 10 Business Days after the date of our written notice (“10 day period”), to instruct us to take appropriate corrective action to continue participation in an allowable asset allocation program or allowable Investment Options to continue the Rider.

Asset allocation does not guarantee future results, ensure a profit, or protect against losses. The investment allocation requirements may reduce overall volatility in investment performance, may reduce investment returns, and may reduce the likelihood that we will be required to make payments under the optional living benefit riders.

Multiple Rider Ownership

Only one withdrawal benefit rider (CoreIncome Advantage Plus (Single), CoreIncome Advantage 5 Plus (Single), CoreIncome Advantage 5, CoreProtect Advantage, CoreIncome Advantage, Flexible Lifetime Income Plus, Foundation 10, Automatic Income Builder, Flexible Lifetime Income, Lifetime Income Access Plus, Income Access Plus, or Income Access) may be owned or in effect at the same time. Only one income benefit rider (GIA Plus, GIA 5, or GIA II) may be owned or in effect at the same time. Only one accumulation benefit rider (GPA 3, GPA 5, or GPA) may be owned or in effect at the same time.

Withdrawal Benefit Rider Exchanges

Subject to availability, you may elect to exchange among the following withdrawal benefit Riders:

FROM	TO	WHEN

Income Access	CoreIncome Advantage Plus (Single)	On any Contract Anniversary.

CoreIncome Advantage Plus (Single)	Income Access	On any Contract Anniversary.

CoreIncome Advantage 5 Plus (Single)	Income Access	On any Contract Anniversary.

	CoreIncome Advantage Plus (Single)	On any Contract Anniversary beginning with the 5th Contract Anniversary measured from the Contract issue date.

CoreIncome Advantage 5	Income Access	On any Contract Anniversary.

	CoreIncome Advantage Plus (Single)	On any Contract Anniversary beginning with the 5th Contract Anniversary measured from the Contract issue date.

CoreProtect Advantage	Income Access	On any Contract Anniversary.

	CoreIncome Advantage Plus (Single)	On any Contract Anniversary beginning with the 5th Contract Anniversary measured from the Contract issue date.

CoreIncome Advantage	Income Access	On any Contract Anniversary.

	CoreIncome Advantage Plus (Single)	On any Contract Anniversary beginning with the 5th Contract Anniversary measured from the Contract issue date.

Income Access Plus	Income Access CoreIncome Advantage Plus (Single)	On any Contract Anniversary.

Lifetime Income Access Plus	Income Access CoreIncome Advantage Plus (Single)	On any Contract Anniversary.

Flexible Lifetime Income	Income Access	On any Contract Anniversary.

	CoreIncome Advantage Plus (Single)	On any Contract Anniversary beginning with the 5th Contract Anniversary measured from the Contract issue date.

FROM	TO	WHEN

Foundation 10	Income Access	On any Contract Anniversary.

	CoreIncome Advantage Plus (Single)	On any Contract Anniversary beginning with the 5th Contract Anniversary measured from the Contract issue date.

Flexible Lifetime Income Plus	Income Access	On any Contract Anniversary.

	CoreIncome Advantage Plus (Single)	On any Contract Anniversary beginning with the 5th Contract Anniversary measured from the Contract issue date.

Automatic Income Builder	Income Access	On any Contract Anniversary.

	CoreIncome Advantage Plus (Single)	On any Contract Anniversary beginning with the 5th Contract Anniversary measured from the Contract issue date.

When you elect an exchange, you are terminating your existing Rider and purchasing a new Rider. The Initial Protected Payment Base and Remaining Protected Balance (if applicable) under the new Rider will be equal to the Contract Value on that Contract Anniversary. Generally, if your Contract Value is lower than the Protected Payment Base under your existing Rider, your election to exchange from one rider to another may result in a reduction in the Protected Payment Base, Protected Payment Amount, any applicable Remaining Protected Balance and any Annual Credit that may be applied. In other words, your existing protected balances will not carryover to the new Rider. If you elect an exchange, you will be subject to the charge and the terms and conditions for the new Rider in effect at the time of the exchange. Only one exchange may be elected each Contract Year. In addition, there are withdrawal percentages, annual credit percentages, and lifetime income age requirements that differ between the Riders listed above. Work with your financial advisor prior to electing an exchange.

Accumulation Benefit Rider Exchanges

Subject to availability, you may elect to exchange among the following accumulation benefit Riders:

FROM	TO	WHEN

Guaranteed Protection Advantage (GPA) Guaranteed Protection Advantage 5 (GPA 5)	Guaranteed Protection Advantage 3 (GPA 3)	On any Contract Anniversary.

When you elect an exchange, you are terminating your existing Rider and purchasing a new Rider. The initial Guaranteed Protection Amount under the new Rider will be equal to the Contract Value on that Contract Anniversary. Generally, if your Contract Value is lower than the Guaranteed Protection Amount under your existing Rider, your election to exchange from one rider to another may result in a reduction in the Guaranteed Protection Amount. In other words, your existing Guaranteed Protection Amount will not carryover to the new Rider. If you elect an exchange, you will be subject to the charge and the terms and conditions for the new Rider in effect at the time of the exchange. Only one exchange may be elected each Contract Year. In addition, there are Step-Up eligibility requirements that differ between the Riders listed above. Work with your financial advisor prior to electing an exchange.

Optional Riders Not Available for Purchase

The CoreIncome Advantage 5 Plus (Single), CoreProtect Advantage, CoreIncome Advantage 5, CoreIncome Advantage, Flexible Lifetime Income Plus, Automatic Income Builder, Flexible Lifetime Income, Foundation 10, Lifetime Income Access Plus, Income Access Plus, GPA 5, GIA Plus, GIA 5 and GIA II Riders are no longer available for purchase. If you purchased one of these Riders, you will find more information about the Rider in APPENDIX E: OPTIONAL RIDERS NOT AVAILABLE FOR PURCHASE.

CoreIncome Advantage Plus (Single)

Purchasing the Rider

You may purchase this optional Rider on the Contract Date or on any Contract Anniversary if the age of each Annuitant is 85 years or younger on the date of purchase, the Contract is not issued as an Inherited IRA, Inherited Roth IRA or Inherited TSA, and you allocate your entire Contract Value according to the Investment Allocation Requirements.

Rider Terms

Annual RMD Amount – The amount required to be distributed each Calendar Year for purposes of satisfying the minimum distribution requirements of Code Section 401(a)(9) (“Section 401(a)(9)”) and related Code provisions in effect as of the Rider Effective Date.

Early Withdrawal – Any withdrawal that occurs before the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner or if this Rider is issued in California) is 59 1/2 years of age.

Excess Withdrawal – Any withdrawal (except an RMD Withdrawal) that occurs after the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner or if this Rider is issued in California) is age 59 1/2 or older and exceeds the Protected Payment Amount.

Protected Payment Amount – The maximum amount that can be withdrawn under this Rider without reducing the Protected Payment Base. If the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner or if this Rider is issued in California) is 59 1/2 years of age or older, the Protected Payment Amount is equal to 4% of the Protected Payment Base, less cumulative withdrawals during that Contract Year and will be reset on each Contract Anniversary to 4% of the Protected Payment Base computed on that date. If the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner or if this Rider is issued in California) is younger than 59 1/2 years of age, the Protected Payment Amount is equal to zero (0); however, once the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner or if this Rider is issued in California) reaches age 59 1/2, the Protected Payment Amount will equal 4% of the Protected Payment Base and will be reset each Contract Anniversary. The initial Protected Payment Amount will depend upon the age of the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner or if this Rider is issued in California).

Protected Payment Base – An amount used to determine the Protected Payment Amount. The Protected Payment Base will remain unchanged except as otherwise described under the provisions of this Rider. The initial Protected Payment Base is equal to the initial Purchase Payment, if the Rider Effective Date is on the Contract Date, or the Contract Value, if the Rider Effective Date is on a Contract Anniversary.

Reset Date – Any Contract Anniversary after the Rider Effective Date on which an Automatic Reset or an Owner-Elected Reset occurs.

Rider Effective Date – The date the guarantees and charges for the Rider become effective. If the Rider is purchased within 60 days of the Contract Date, the Rider Effective Date is the Contract Date. If the Rider is purchased within 60 days of a Contract Anniversary, the Rider Effective Date is the date of that Contract Anniversary.

You will find information about an RMD Withdrawal in the Required Minimum Distributions subsection and information about Automatic Resets and Owner-Elected Resets in the Reset of Protected Payment Base subsection below.

How the Rider Works

Beginning at age 59 1/2, this Rider guarantees you can withdraw up to the Protected Payment Amount, regardless of market performance, until the Rider terminates. Beginning with the 1st anniversary of the Rider Effective Date or most recent Reset Date, whichever is later, the Rider provides for Automatic Annual Resets or Owner-Elected Resets of the Protected Payment Base to an amount equal to 100% of the Contract Value. Once the Rider is purchased, you cannot request a termination of the Rider (see the Termination subsection of this Rider for more information).

If the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner or if this Rider is issued in California) is 59 1/2 years of age or older, the Protected Payment Amount is 4% of the Protected Payment Base. If the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner or if this Rider is issued in California) is younger than 59 1/2 years of age, the Protected Payment Amount is zero (0).

The Protected Payment Base may change over time. An Automatic Reset or Owner-Elected Reset will increase or decrease the Protected Payment Base depending on the Contract Value on the Reset Date. A withdrawal that is less than or equal to the Protected Payment Amount will not change the Protected Payment Base. If a withdrawal is greater than the Protected Payment Amount and the Contract Value (less the Protected Payment Amount) is lower than the Protected Payment Base at the time of withdrawal, the Protected Payment Base will be reduced by an amount that is greater than the excess amount withdrawn. For withdrawals that are greater than the Protected Payment Amount, see the Withdrawal of Protected Payment Amount subsection.

For purposes of this Rider, the term “withdrawal” includes any applicable withdrawal charges. Amounts withdrawn under this Rider will reduce the Contract Value by the amount withdrawn and will be subject to the same conditions, limitations, restrictions and all other fees, charges and deductions, if applicable, as withdrawals otherwise made under the provisions of the Contract. Withdrawals under this Rider are not annuity payouts. Annuity payouts generally receive a more favorable tax treatment than other withdrawals.

If your Contract is a Qualified Contract, including an IRA or TSA/403(b) Contract, you are subject to restrictions on withdrawals you may take prior to a triggering event (e.g. reaching age 59 1/2, separation from service, disability) and you should consult your tax or legal advisor prior to purchasing this optional guarantee, the primary benefit of which is guaranteeing withdrawals. For additional information regarding withdrawals and triggering events, see FEDERAL TAX ISSUES – IRAs and Qualified Plans.

Withdrawal of Protected Payment Amount

When the oldest Owner (youngest Annuitant, in the case of a Non-Natural Owner or if this Rider is issued in California) is 59 1/2 years of age or older, you may withdraw up to the Protected Payment Amount each Contract Year, regardless of market performance, until the

Rider terminates. The Protected Payment Amount will be reduced by the amount withdrawn during the Contract Year and will be reset each Contract Anniversary to 4% of the Protected Payment Base. Any portion of the Protected Payment Amount not withdrawn during a Contract Year may not be carried over to the next Contract Year. If a withdrawal does not exceed the Protected Payment Amount immediately prior to that withdrawal, the Protected Payment Base will remain unchanged.

Withdrawals Exceeding the Protected Payment Amount. If a withdrawal (except an RMD Withdrawal) exceeds the Protected Payment Amount immediately prior to that withdrawal, we will (immediately following the withdrawal) reduce the Protected Payment Base on a proportionate basis for the amount in excess of the Protected Payment Amount. (See example 4 in APPENDIX A for a numerical example of the adjustments to the Protected Payment Base as a result of an Excess Withdrawal.) If a withdrawal is greater than the Protected Payment Amount and the Contract Value (less the Protected Payment Amount) is lower than the Protected Payment Base, the Protected Payment Base will be reduced by an amount that is greater than the excess amount withdrawn.

The amount available for withdrawal under the Contract must be sufficient to support any withdrawal that would otherwise exceed the Protected Payment Amount.

For information regarding taxation of withdrawals, see FEDERAL TAX ISSUES.

Early Withdrawal

If an Early Withdrawal occurs, we will (immediately following the Early Withdrawal) reduce the Protected Payment Base either on a proportionate basis or by the total withdrawal amount, whichever results in a lower Protected Payment Base. See example 5 in APPENDIX A for a numerical example of the adjustments to the Protected Payment Base as a result of an Early Withdrawal.

Required Minimum Distributions

No adjustment will be made to the Protected Payment Base as a result of a withdrawal that exceeds the Protected Payment Amount immediately prior to the withdrawal, provided:

•	such withdrawal (an “RMD Withdrawal”) is for purposes of satisfying the minimum distribution requirements of Section 401(a)(9) and related Code provisions in effect at that time,

•	you have authorized us to calculate and make periodic distribution of the Annual RMD Amount for the Calendar Year required based on the payment frequency you have chosen,

•	the Annual RMD Amount is based on this Contract only, and

•	only RMD Withdrawals are made from the Contract during the Contract Year.

See example 6 in APPENDIX A for numerical examples that describe what occurs when only withdrawals of the Annual RMD Amount are made during a Contract Year and when withdrawals of the Annual RMD Amount plus other non-RMD Withdrawals are made during a Contract Year.

See FEDERAL TAX ISSUES – Qualified Contracts – Required Minimum Distributions.

Depletion of Contract Value

If the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner or if this Rider is issued in California) is younger than age 59 1/2 when the Contract Value is zero (due to withdrawals, fees, market decline, or otherwise), the Rider will terminate.

If the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner or if this Rider is issued in California) is age 59 1/2 or older and the Contract Value was reduced to zero by a withdrawal that exceeds the Protected Payment Amount, the Rider will terminate.

If the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner or if this Rider is issued in California) is age 59 1/2 or older and the Contract Value was reduced to zero by a withdrawal (including an RMD Withdrawal) that did not exceed the Protected Payment Amount, the following will apply:

•	the Protected Payment Amount will be paid each year until the date of death of an Owner or the date of death of the sole surviving Annuitant (first Annuitant in the case of a Non-Natural Owner),

•	the Protected Payment Amount will be paid under a series of pre-authorized withdrawals under a payment frequency as elected by the Owner, but no less frequently than annually,

•	no additional Purchase Payments will be accepted under the Contract, and

•	the Contract will cease to provide any death benefit.

Reset of Protected Payment Base

On and after each Reset Date, the provisions of this Rider shall apply in the same manner as they applied when the Rider was originally issued. The limitations and restrictions on Purchase Payments and withdrawals, the deduction of Rider charges and any future reset options available on and after the Reset Date, will again apply and will be measured from that Reset Date. A reset occurs when the Protected Payment Base is changed to an amount equal to the Contract Value as of the Reset Date.

Automatic Reset. On each Contract Anniversary while this Rider is in effect and before the Annuity Date, we will automatically reset the Protected Payment Base to an amount equal to 100% of the Contract Value, if the Protected Payment Base is less than the Contract Value on that Contract Anniversary. The annual charge percentage may change as a result of any Automatic Reset (see CHARGES, FEES AND DEDUCTIONS – Optional Rider Charges).

Automatic Reset – Opt-Out Election. Within 60 days after a Contract Anniversary on which an Automatic Reset is effective, you have the option to reinstate the Protected Payment Base, Protected Payment Amount and annual charge percentage to their respective amounts immediately before the Automatic Reset. Any future Automatic Resets will continue in accordance with the Automatic Reset paragraph above.

If you elect this option, your opt-out election must be received, In Proper Form, within the same 60 day period after the Contract Anniversary on which the reset is effective.

Automatic Reset – Future Participation. You may elect not to participate in future Automatic Resets at any time. Your election must be received, In Proper Form, while this Rider is in effect and before the Annuity Date. Such election will be effective for future Contract Anniversaries.

If you previously elected not to participate in Automatic Resets, you may re-elect to participate in future Automatic Resets at any time. Your election to resume participation must be received, In Proper Form, while this Rider is in effect and before the Annuity Date. Such election will be effective for future Contract Anniversaries as described in the Automatic Reset paragraph above.

Owner-Elected Resets (Non-Automatic). You may, on any Contract Anniversary, elect to reset the Protected Payment Base to an amount equal to 100% of the Contract Value. An Owner-Elected Reset may be elected while Automatic Resets are in effect. The annual charge percentage may change as a result of this Reset.

If you elect this option, your election must be received, In Proper Form, within 60 days after the Contract Anniversary on which the reset is effective. The reset will be based on the Contract Value as of that Contract Anniversary. Your election of this option may result in a reduction in the Protected Payment Base and Protected Payment Amount. Generally, the reduction will occur when your Contract Value is less than the Protected Payment Base as of the Contract Anniversary you elected the reset. You are strongly advised to work with your financial advisor prior to electing an Owner-Elected Reset. We will provide you with written confirmation of your election.

Subsequent Purchase Payments

If we receive additional Purchase Payments after the Rider Effective Date, we will increase the Protected Payment Base by the amount of the Purchase Payments. However, for purposes of this Rider, we reserve the right to restrict additional Purchase Payments that result in a total of all Purchase Payments received after the 1st Contract Anniversary, measured from the Rider Effective Date, to exceed $100,000 without our prior approval.

Annuitization

If you annuitize the Contract at the maximum Annuity Date specified in your Contract and this Rider is still in effect at the time of your election and a Life Only fixed annuity option is chosen, the annuity payments will be equal to the greater of:

•	the Life Only fixed annual payment amount based on the terms of your Contract, or

•	the Protected Payment Amount in effect at the maximum Annuity Date.

If you annuitize the Contract at any time prior to the maximum Annuity Date specified in your Contract, your annuity payments will be determined in accordance with the terms of your Contract. The Protected Payment Base and Protected Payment Amount under this Rider will not be used in determining any annuity payments. Work with your financial advisor to determine if you should annuitize your Contract before the maximum Annuity Date or stay in the accumulation phase and continue to take withdrawals under the Rider.

Continuation of Rider if Surviving Spouse Continues Contract

This Rider terminates upon the death of an Owner or sole surviving Annuitant. If the surviving spouse continues the Contract, the surviving spouse may re-purchase this Rider (if available) on any Contract Anniversary. The existing protected balances will not carry over to the new Rider and will be based on the Contract Value at time of re-purchase.

The surviving spouse may elect to receive any death benefit proceeds instead of continuing the Contract (see THE CONTRACT – Death Benefit).

Termination

You cannot request a termination of the Rider. Except as otherwise provided below, the Rider will automatically terminate on the earliest of:

•	the day any portion of the Contract Value is no longer allocated according to the Investment Allocation Requirements,

•	the date of the death of an Owner or the date of death of the sole surviving Annuitant,

•	for Contracts with a Non-Natural Owner, the date of death of any Annuitant, including Primary, Joint and Contingent Annuitants,

•	the day the Contract is terminated in accordance with the provisions of the Contract,

•	the day we are notified of a change in ownership of the Contract to a non-spouse Owner if the Contract is Non-Qualified (excluding changes in ownership to or from certain trusts or if this Rider is issued in California),

•	the day the Contingent Annuitant becomes the Annuitant (if this Rider is issued in California),

•	the day you exchange this Rider for another withdrawal benefit Rider,

•	the Annuity Date (see the Annuitization subsection for additional information),

•	the day the Contract Value is reduced to zero as a result of a withdrawal (except an RMD Withdrawal) that exceeds the Protected Payment Amount, or

•	the day the Contract Value is reduced to zero if the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner or if this Rider is issued in California) is younger than age 59 1/2.

See the Depletion of Contract Value subsection for situations where the Rider will not terminate when the Contract Value is reduced to zero.

Sample Calculations

Hypothetical sample calculations are in the attached APPENDIX A. The examples are based on certain hypothetical assumptions and are for example purposes only. These examples are not intended to serve as projections of future investment returns.

Income Access

Purchasing the Rider

You may purchase this optional Rider on the Contract Date or on any Contract Anniversary if the age of each Annuitant is 85 years or younger on the date of purchase, the Contract is not issued as an Inherited IRA, Inherited Roth IRA or Inherited TSA, and you allocate your entire Contract Value according to the Investment Allocation Requirements.

Rider Terms

Annual RMD Amount – The amount required to be distributed each Calendar Year for purposes of satisfying the minimum distribution requirements of Code Section 401(a)(9) (“Section 401(a)(9)”) and related Code provisions in effect as of the Rider Effective Date.

Protected Payment Amount – The maximum amount that can be withdrawn each Contract Year under this Rider without reducing the Protected Payment Base. The Protected Payment Amount on any day after the Rider Effective Date is equal to the lesser of:

•	7% of the Protected Payment Base as of that day, or

•	the Remaining Protected Balance as of that day.

The Protected Payment Amount for a Contract Year is determined at the beginning of that Contract Year and will remain unchanged throughout that Contract Year. The initial Protected Payment Amount on the Rider Effective Date is equal to 7% of the initial Protected Payment Base.

Protected Payment Base – An amount used to determine the Protected Payment Amount. The Protected Payment Base will remain unchanged except as otherwise described under the provisions of this Rider. The initial Protected Payment Base is equal to the initial Purchase Payment, if the Rider Effective Date is on the Contract Date, or the Contract Value, if the Rider Effective Date is on a Contract Anniversary.

Remaining Protected Balance – The amount available for future withdrawals made under this Rider. The initial Remaining Protected Balance is equal to the initial Purchase Payment, if the Rider Effective Date is on the Contract Date, or the Contract Value, if the Rider Effective Date is on a Contract Anniversary.

Reset Date – Any Contract Anniversary beginning with the 1st Contract Anniversary after the Rider Effective Date or the most recent Reset Date, whichever is later, on which an Automatic Reset or Owner-Elected Reset occurs to Reset the Remaining Protected Balance to an amount equal to 100% of the Contract Value, determined as of that Contract Anniversary. The terms Reset and Step-Up have the same meaning for this Rider. The term Step-Up may be used in the Rider attached to your Contract.

Rider Effective Date – The date the guarantees and charges for the Rider become effective. If the Rider is purchased within 60 days of the Contract Date, the Rider Effective Date is the Contract Date. If the Rider is purchased within 60 days of a Contract Anniversary, the Rider Effective Date is the date of that Contract Anniversary.

How the Rider Works

This Rider allows for withdrawals up to the Protected Payment Amount each Contract Year, regardless of market performance, until the Rider terminates. This Rider does not provide lifetime withdrawal benefits. The initial Remaining Protected Balance is equal to the initial Purchase Payment, if the Rider Effective Date is on the Contract Date, or the Contract Value, if the Rider Effective Date is on a Contract Anniversary. Once the Rider is purchased, you cannot request a termination of the Rider (see the Termination subsection of this Rider for more information).

The Income Access Rider also provides, on any Contract Anniversary beginning with the 1st anniversary of the Effective Date or most recent Reset Date, Automatic Annual Resets and Owner-Elected Resets of the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value as of that Contract Anniversary.

The Protected Payment Base and Remaining Protected Balance may change over time. An Automatic Reset or Owner-Elected Reset will increase or decrease the Protected Payment Base and Remaining Protected Balance depending on the Contract Value on the Reset Date. A withdrawal that is less than or equal to the Protected Payment Amount will reduce the Remaining Protected Balance by the amount of the withdrawal and will not change the Protected Payment Base. If a withdrawal is greater than the Protected Payment Amount and the Contract Value is less than the Protected Payment Base, both the Protected Payment Base and Remaining Protected Balance will be reduced by an amount that is greater than the excess amount withdrawn. For withdrawals that are greater than the Protected Payment Amount, see the Withdrawal of Protected Payment Amount subsection.

For purposes of this Rider, the term “withdrawal” includes any applicable withdrawal charges. Amounts withdrawn under the Rider will reduce the Contract Value by the amount withdrawn and will be subject to the same conditions, limitations, restrictions and all other fees, charges and deductions, if applicable, as withdrawals otherwise made under the provisions of the Contract. Withdrawals under this Rider are not annuity payouts. Annuity payouts generally receive a more favorable tax treatment than other withdrawals.

If your Contract is a Qualified Contract, including a TSA/403(b) Contract, you are subject to restrictions on withdrawals you may take prior to a triggering event (e.g. reaching age 59 1/2, separation from service, disability) and you should consult your tax or legal advisor prior to purchasing this optional guarantee, the primary benefit of which is guaranteeing withdrawals. For additional information regarding withdrawals and triggering events, see FEDERAL TAX ISSUES – IRAs and Qualified Plans.

Withdrawal of Protected Payment Amount

While the Rider is in effect, you may make cumulative withdrawals up to the Protected Payment Amount each Contract Year, regardless of market performance, until the Remaining Protected Balance equals zero. Any portion of the Protected Payment Amount not withdrawn during a Contract Year may not be carried over to the next Contract Year.

Under your Contract, you may withdraw more than the Protected Payment Amount each Contract Year. However, withdrawals of more than the Protected Payment Amount in a Contract Year will cause an immediate adjustment to the Remaining Protected Balance, the Protected Payment Base, and, at the next Contract Anniversary, the Protected Payment Amount.

If a withdrawal does not cause the total amount withdrawn during the Contract Year to exceed the Protected Payment Amount, the Protected Payment Base will remain unchanged. The Remaining Protected Balance will decrease by the withdrawal amount immediately following the withdrawal.

Withdrawals Exceeding the Protected Payment Amount. If a withdrawal (except an RMD Withdrawal) causes the total amount withdrawn during the Contract Year to exceed the Protected Payment Amount, we will (immediately following the excess withdrawal) reduce the Protected Payment Base on a proportionate basis for the amount in excess of the Protected Payment Amount. We will reduce the Remaining Protected Balance either on a proportionate basis or by the total withdrawal amount, whichever results in the lower Remaining Protected Balance amount. (See example 4 in APPENDIX B for a numerical example of the adjustments to the Protected Payment Base and Remaining Protected Balance as a result of an excess withdrawal.) If a withdrawal is greater than the Protected

Payment Amount and the Contract Value is less than the Protected Payment Base, both the Protected Payment Base and Remaining Protected Balance will be reduced by an amount that is greater than the excess amount withdrawn.

The Protected Payment Amount will remain unchanged until the next Contract Anniversary, when the Protected Payment Amount for the new Contract Year is determined.

For information regarding taxation of withdrawals, see FEDERAL TAX ISSUES.

The amount available for withdrawal under the Contract must be sufficient to support any withdrawal that would otherwise exceed the Protected Payment Amount.

A withdrawal may not exceed the amount available for withdrawal under the Contract, if such withdrawal would cause the cumulative withdrawals for that Contract Year to exceed the Protected Payment Amount and reduce the Contract Value to zero.

Except as otherwise provided under the Required Minimum Distributions subsection below, if, immediately after a withdrawal, the cumulative withdrawals for that Contract Year do not exceed the Protected Payment Amount and the Contract Value is reduced to zero, the following will apply:

•	the Protected Payment Amount will be paid under a series of pre-authorized withdrawals under a payment frequency, as elected by you, but no less frequently than annually, until the Remaining Protected Balance is reduced to zero,

•	no additional Purchase Payments will be accepted under the Contract,

•	any Remaining Protected Balance will not be available for payment in a lump sum or may not be applied to provide payments under an Annuity Option, and

•	the Contract will cease to provide any death benefit.

If the Owner or sole surviving Annuitant dies and the Contract Value is zero as of the date of death, any Remaining Protected Balance will be paid to the designated Beneficiary under the series of pre-authorized withdrawals and payment frequency then in effect at the time of the Owner’s or sole surviving Annuitant’s death. If, however, the Remaining Protected Balance would be paid over a period that exceeds the life expectancy of the Beneficiary, the pre-authorized withdrawal amount will be adjusted so that the withdrawal payments will be paid over a period that does not exceed the Beneficiary’s life expectancy.

Required Minimum Distributions

On and after August 1, 2005, no adjustment will be made to the Protected Payment Base as a result of a withdrawal that exceeds the Protected Payment Amount immediately prior to the withdrawal, provided:

•	such withdrawal (an “RMD Withdrawal”) is for purposes of satisfying the minimum distribution requirements of Section 401(a)(9) and related Code provisions in effect at that time,

•	you have authorized us to calculate and make periodic distribution of the Annual RMD Amount for the Calendar Year required based on the payment frequency you have chosen,

•	the Annual RMD Amount is based on this Contract only, and

•	only RMD Withdrawals are made from the Contract during the Contract Year.

Immediately following an RMD Withdrawal, the Remaining Protected Balance will decrease by the RMD Withdrawal amount.

If the Contract Value is reduced to zero, RMD Withdrawals will cease and any Remaining Protected Balance will be paid under a series of pre-authorized withdrawals in accordance with the terms of the Rider.

See FEDERAL TAX ISSUES – Qualified Contracts – Required Minimum Distributions.

Reset of Protected Payment Base and Remaining Protected Balance

Regardless of which Reset option is used, on and after each Reset Date, the provisions of this Rider shall apply in the same manner as they applied when the Rider was originally issued. The limitations and restrictions on Purchase Payments and withdrawals, the deduction of annual Charges and any future Reset options available on and after the Reset Date, will again apply and will be measured from that Reset Date. Please discuss with your financial advisor your Contract’s maximum Annuity Date when considering Reset options. A Reset occurs when the Protected Payment Base and Remaining Protected Balance are changed to an amount equal to the Contract Value as of the Reset Date.

If you want to participate in Automatic Resets, you must make an affirmative election In Proper Form. Otherwise, you may Reset the Protected Payment Base and Remaining Protected Balance as outlined under Owner-Elected Resets (Non-Automatic) below.

Automatic Reset. On each Contract Anniversary while this Rider is in effect and before the Annuity Date, we will automatically Reset the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value, if the Protected Payment Base is less than the Contract Value on that Contract Anniversary. The annual charge percentage may change as a result of any Automatic Reset (see CHARGES, FEES AND DEDUCTIONS – Optional Rider Charges).

Automatic Reset – Opt-Out Election. Within 60 days after a Contract Anniversary on which an Automatic Reset is effective, you have the option to reinstate the Protected Payment Base, Remaining Protected Balance and any change in the annual charge percentage to their respective amounts immediately before the Automatic Reset. Any future Automatic Resets will continue in accordance with the Automatic Reset paragraph above.

If you elect this option, your opt-out election must be received, In Proper Form, within the same 60 day period after the Contract Anniversary on which the Reset is effective.

Automatic Reset – Future Participation. You may elect not to participate in future Automatic Resets at any time. Your election must be received, In Proper Form, while this Rider is in effect and before the Annuity Date. Such election will be effective for future Contract Anniversaries.

If you previously elected not to participate in Automatic Resets, you may re-elect to participate in future Automatic Resets at any time. Your election to resume participation must be received, In Proper Form, while this Rider is in effect and before the Annuity Date. Such election will be effective for future Contract Anniversaries as described in the Automatic Reset paragraph above.

Owner-Elected Resets (Non-Automatic). On any Contract Anniversary beginning with the 1st Contract Anniversary, measured from the Rider Effective Date or the most recent Reset Date, whichever is later, you may elect to Reset the Remaining Protected Balance and Protected Payment Base to an amount equal to 100% of the Contract Value. The annual charge percentage may change as a result of this Reset.

If you elect this option, your election must be received, In Proper Form, within 60 days after the Contract Anniversary on which the Reset is effective. The Reset will be based on the Contract Value as of that Contract Anniversary. Your election of this option may result in a reduction in the Protected Payment Base, Remaining Protected Balance and Protected Payment Amount. Generally, the reduction will occur when your Contract Value is less than the Protected Payment Base as of the Contract Anniversary you elected the reset. You are strongly advised to work with your financial advisor prior to electing an Owner-Elected Reset. We will provide you with written confirmation of your election.

Subsequent Purchase Payments

If we receive any additional Purchase Payments to the Contract, we will immediately increase the Protected Payment Base and Remaining Protected Balance by the amount of the Purchase Payment. However, the Protected Payment Amount will remain unchanged until the next Contract Anniversary, when the Protected Payment Amount for the new Contract Year is determined.

For purposes of this Rider, we reserve the right to restrict additional Purchase Payments.

Continuation of Rider if Surviving Spouse Continues Contract

If the Owner dies while this Rider is in effect and if the surviving spouse of the deceased Owner elects to continue the Contract in accordance with its terms, the surviving spouse may continue to take withdrawals of the Protected Payment Amount under this Rider, until the Remaining Protected Balance is reduced to zero (0). The surviving spouse may elect any of the reset options available under this Rider for subsequent Contract Anniversaries. In some instances, withdrawals may continue for the life of the surviving spouse without the need for a reset.

The surviving spouse may elect to receive any death benefit proceeds instead of continuing the Contract and Rider (see THE CONTRACT – Death Benefit).

Termination

You cannot request a termination of the Rider. Except as otherwise provided below, the Rider will automatically end on the earliest of:

•	the Contract Anniversary immediately following the day any portion of the Contract Value is no longer allocated according to the Investment Allocation Requirements,

•	the Contract Anniversary immediately following the day the Remaining Protected Balance is reduced to zero,

•	the date of the first death of an Owner or the date of death of the sole surviving Annuitant (except as provided under the Continuation of Rider if Surviving Spouse Continues Contract subsection),

•	for Contracts with a Non-Natural Owner, the date of the first death of an Annuitant, including Primary, Joint and Contingent Annuitants,

•	the day the Contract is terminated in accordance with the provisions of the Contract, except as otherwise provided in the paragraph below,

•	the day you exchange this Rider for another withdrawal benefit Rider,

•	the Annuity Date, or

•	the day the Contract Value is reduced to zero as a result of a withdrawal (except an RMD Withdrawal) that exceeds the Protected Payment Amount.

The Rider and the Contract will not terminate on the first death of an Owner or death of the sole surviving Annuitant, or the day the Contract is terminated in accordance with the provisions of the Contract if, at the time of those events, the Contract Value is zero and we are making pre-authorized withdrawals of the Remaining Protected Balance under the provisions of the Rider. If we are making pre-authorized withdrawals, the Contract will terminate on the Contract Anniversary immediately following the day the Remaining Protected Balance is zero.

Sample Calculations

Hypothetical sample calculations are in the attached APPENDIX B. The examples provided are based on certain hypothetical assumptions and are for example purposes only. These examples are not intended to serve as projections of future investment returns.

Guaranteed Protection Advantage 3 (GPA 3)

Purchasing the Rider

You may purchase the optional Rider on the Contract Date or on any subsequent Contract Anniversary if:

•	the age of each Annuitant is 85 years or younger on the date of purchase,

•	the date of the purchase is at least 10 years before the Annuity Date, and

•	you allocate your entire Contract Value according to the Investment Allocation Requirements.

How the Rider Works

The Rider will remain in effect, unless otherwise terminated, for a 10-year period (the “Term”) beginning on the Effective Date of the Rider.

On the last day of the Term, we will add an additional amount to your Contract Value if, on that day, the Contract Value is less than the Guaranteed Protection Amount. The additional amount will be equal to the difference between the Contract Value on the last day of the Term and the Guaranteed Protection Amount. The additional amount added to the Contract Value will be considered earnings and allocated to your Investment Options according to your most recent allocation instructions. Additional Purchase Payments that are not part of the Guaranteed Protection Amount (Purchase Payments made after the first year of a Term and not included in a Step-Up) will not be included in the benefit calculation at the end of Term.

The Guaranteed Protection Amount is equal to (a) plus (b) minus (c) as indicated below:

(a)	is the Contract Value at the start of the Term,

(b)	is the amount of each subsequent Purchase Payment received during the first year of the Term, and

(c)	is a pro rata adjustment for withdrawals made from the Contract during the Term. The adjustment for each withdrawal is calculated by multiplying the Guaranteed Protection Amount prior to the withdrawal by the ratio of the amount of the withdrawal, including any applicable withdrawal charges, premium taxes, and/or other taxes, to the Contract Value immediately prior to the withdrawal.

For purposes of determining the Contract Value at the start of the Term, if the Effective Date of the Rider is the Contract Date, the Contract Value is equal to the initial Purchase Payment. If the Effective Date of the Rider is a Contract Anniversary, the Contract Value is equal to the Contract Value on that Contract Anniversary. Any subsequent Purchase Payments received after the first year of a Term are not included in the Guaranteed Protection Amount.

If, on the last day of the Term, the Contract is annuitized, the first death of an Owner or the death of the last surviving Annuitant occurs (death of any Annuitant for Non-Natural Owners), or a full withdrawal is made, the Contract Value will reflect any additional amount owed under the Rider before the payment of any annuity or death benefits, or full withdrawal. No additional amount will be made if the Contract Value on the last day of the Term is greater than or equal to the Guaranteed Protection Amount.

Optional Step-Up in the Guaranteed Protection Amount

On any Contract Anniversary beginning with the 3rd anniversary of the Effective Date of this Rider and before the Annuity Date, you may elect to increase (“Step-Up”) your Guaranteed Protection Amount.

If you elect the optional Step-Up, the following conditions will apply:

•	your election of a Step-Up must be received, In Proper Form, within 60 days after the Contract Anniversary on which the Step-Up is effective,

•	the Guaranteed Protection Amount will be equal to your Contract Value as of the Effective Date of the Step-Up (“Step-Up Date”),

•	a new 10-year Term will begin as of the Step-Up Date, and

•	you may not elect another Step-Up until on or after the 3rd anniversary of the latest Step-Up Date.

We will not permit a Step-Up if the new 10-year Term will extend beyond the Annuity Date.

The annual charge percentage may change if you elect a Step-Up, but it will never be more than the maximum annual charge percentage associated with the Rider. If you do not elect any Step-Up of the Guaranteed Protection Amount during the Term of the Rider, your annual charge percentage will remain the same as it was on the Effective Date of the Rider.

Continuation of Rider if Surviving Spouse Continues Contract

If the Owner dies during the Term and the surviving spouse of the deceased Owner elects to continue the Contract in accordance with its terms, then the provisions of the Rider will continue until the end of the Term.

Termination

The Rider will automatically terminate at the end of the Term, or, if earlier on:

•	the day any portion of the Contract Value is no longer allocated according to the Investment Allocation Requirements,

•	the day we receive notification from the Owner to terminate the Rider,

•	the date a full withdrawal of the amount available for withdrawal is made under the Contract,

•	the date of the first death of an Owner or the date of death of the last surviving Annuitant (except as provided under the Continuation of Rider if Surviving Spouse Continues Contract subsection),

•	for Contracts with a Non-Natural Owner, the date of the first death of an Annuitant, including Primary, Joint and Contingent Annuitants,

•	the date the Contract is terminated according to the provisions of the Contract, or

•	the Annuity Date.

If your request to terminate the Rider is received at our Service Center within 60 days after a Contract Anniversary, the Rider will terminate on that Contract Anniversary. If your request to terminate the Rider is received at our Service Center more than 60 days after a Contract Anniversary, the Rider will terminate the day we receive the request.

If the Rider is terminated, you must wait until a Contract Anniversary that is at least 1 year from the Effective Date of the termination before the Rider may be purchased again (if available).

Sample Calculations

Hypothetical sample calculations are in the attached APPENDIX C. The examples are based on certain hypothetical assumptions and are for example purposes only. These examples are not intended to serve as projections of future investment returns.

Guaranteed Protection Advantage (GPA)

Purchasing the Rider

This Rider is only available if the original Effective Date of the Rider is before April 1, 2003.

You may purchase this Rider on the Contract Date or on any subsequent Contract Anniversary if:

•	the age of each Annuitant is 80 years or younger on the date of purchase,

•	the date of the purchase is at least 10 years before the Annuity Date, and

•	you allocate your entire Contract Value according to the Investment Allocation Requirements.

How the Rider Works

The Rider will remain in effect, unless otherwise terminated, for a 10-year period (the “Term”) beginning on the Effective Date of the Rider.

On the last day of the Term, we will add an additional amount to your Contract Value if, on that day, the Contract Value is less than a specified amount (the “Guaranteed Protection Amount”). The additional amount will be equal to the difference between the Contract Value on the last day of the Term and the Guaranteed Protection Amount. The additional amount added to the Contract Value will be considered earnings and allocated to your Investment Options according to your most recent allocation instructions.

The Guaranteed Protection Amount is equal to (a) plus (b) minus (c) as indicated below:

(a)	is the Contract Value at the start of the Term,

(b)	is a percentage of each additional Purchase Payment, as determined from the table below, paid to the Contract during the Term,

Number of Years Since	Percentage of Purchase Payment
Beginning of Term	Added to Guaranteed Protection Amount

1 through 4	100%
5	90%
6	85%
7	80%
8 through 10	75%

(c)	is a pro rata adjustment for withdrawals made from the Contract during the Term. The adjustment for each withdrawal is calculated by multiplying the Guaranteed Protection Amount prior to the withdrawal by the ratio of the amount of the withdrawal, including any applicable withdrawal charges, to the Contract Value immediately prior to the withdrawal.

For purposes of determining the Contract Value at the start of the Term, if the Effective Date of the Rider is the Contract Date, the Contract Value is equal to the initial Purchase Payment. If the Effective Date of the Rider is a Contract Anniversary, the Contract Value is equal to the Contract Value on that Contract Anniversary.

If, on the last day of the Term, the Contract is annuitized, the first death of an Owner or the death of the last surviving Annuitant occurs, or a full withdrawal is made, the Contract Value will reflect any additional amount owed under the Rider before the payment of any annuity or death benefits, or full withdrawal.

No additional amount will be made if the Contract Value on the last day of the Term is greater than or equal to the Guaranteed Protection Amount.

On or before the end of the Term, you can elect to repurchase the Rider subject to its availability and the then current terms and conditions of the Rider provided:

•	all Annuitant(s) are 80 years or younger at the start of the new Term, and

•	the new Term does not extend beyond the Annuity Date.

Continuation of Rider if Surviving Spouse Continues Contract

If the Owner dies during the Term and the surviving spouse of the deceased Owner elects to continue the Contract in accordance with its terms, then the provisions of this Rider will continue until the end of the Term. Subject to the terms of the Rider, the surviving spouse may repurchase the Rider for another Term at the then current terms and conditions of the Rider, provided the surviving spouse is age 80 or younger at the start of the new Term and the new Term does not extend beyond the Annuity Date. If the surviving spouse elects to not repurchase the Rider, it will automatically terminate the day immediately following the end of the Term.

Termination

The Rider will remain in effect until the earlier of:

•	the end of a Term,

•	the Contract Anniversary immediately following the date any portion of the Contract Value is no longer allocated according to the Investment Allocation Requirements,

•	the Contract Anniversary immediately following the date we receive notification from the Owner to terminate this Rider,

•	the date a full withdrawal of the amount available for withdrawal is made under the Contract,

•	the date of the first death of an Owner or the date of death of the last surviving Annuitant (except as provided under the Continuation of Rider if Surviving Spouse Continues Contract subsection),

•	for Contracts with a Non-Natural Owner, the date of the first death of an Annuitant, including Primary, Joint and Contingent Annuitants,

•	the date the Contract is terminated in accordance with the provisions of the Contract, or

•	the Annuity Date.

FEDERAL TAX ISSUES

The following summary of federal income tax issues is based on our understanding of current tax laws and regulations, which may be changed by legislative, judicial or administrative action. The summary is general in nature and is not intended as tax advice. Moreover, it does not consider any applicable foreign, state or local tax laws. We do not make any guarantee regarding the tax status, federal, foreign, state or local, of any Contract or any transaction involving the Contracts. Accordingly, you should consult a qualified tax adviser for complete information and advice before purchasing a Contract. Additional tax information is included in the SAI.

Diversification Requirements and Investor Control

Section 817(h) of the Code provides that the investments underlying a variable annuity must satisfy certain diversification requirements in order for the contract to be treated as an annuity contract and qualify for tax deferral. We believe the underlying Variable Investment Options for the contract meet these requirements. Details on these diversification requirements appear in the Fund SAIs.

In addition, for a variable annuity contract to qualify for tax deferral, assets in the separate accounts supporting the contract must be considered to be owned by the insurance company and not by the contract owner. Under current U.S. tax law, if a contract owner has excessive control over the investments made by a separate account, or the underlying fund, the contract owner will be taxed currently on income and gains from the account or fund. In other words, in such a case of investor control the contract owner would not derive the tax benefits normally associated with variable annuities. For more information regarding investor control, please refer to the contract SAI.

Taxation of Annuities – General Provisions

Section 72 of the Code governs the taxation of annuities in general, and we designed the Contracts to meet the requirements of Section 72 of the Code. We believe that, under current law, the Contract will be treated as an annuity for federal income tax purposes if the Contract Owner is a natural person or an agent for a natural person, and that we (as the issuing insurance company), and not the Contract Owner(s), will be treated as the owner of the investments underlying the Contract. Accordingly, no tax should be payable by you as a Contract Owner as a result of any increase in Contract Value until you receive money under your Contract. You should, however, consider how amounts will be taxed when you do receive them. The following discussion assumes that your Contract will be treated as an annuity for federal income tax purposes.

Non-Qualified Contracts – General Rules

These general rules apply to Non-Qualified Contracts. As discussed below, however, tax rules may differ for Qualified Contracts and you should consult a qualified tax adviser if you are purchasing a Qualified Contract.

Taxes Payable

A Contract Owner is not taxed on the increases in the value of a Contract until an amount is received or deemed to be received. An amount could be received or deemed to be received, for example, if there is a partial distribution, a lump sum distribution, an Annuity payment or a material change in the Contract or if any portion of the Contract is pledged or assigned. See the Addition of Optional Rider or Material Change to Contract section below. Increases in Contract Value that are received or deemed to be received are taxable to the Contract Owner as ordinary income. Distributions of net investment income or capital gains that each Subaccount receives from its corresponding Portfolio are automatically reinvested in such Portfolio unless we, on behalf of the Separate Account, elect otherwise. As noted above, you will be subject to federal income taxes on the investment income from your Contract only when it is distributed to you.

Beginning in 2013, any taxable distribution of the investment income from your Contract may also be subject to a net investment income tax of 3.8%. This tax applies to various investment income such as interest, dividends, royalties, payments from annuities, and the disposition of property, but only to the extent a married taxpayer’s modified adjusted gross income exceeds certain thresholds ($200,000 for individuals/$250,000 if married filing jointly). Please speak to your tax advisor about this new tax.

Non-Natural Persons as Owners

If a contract is not owned or held by a natural person or as agent for a natural person, the contract generally will not be treated as an “annuity” for tax purposes, meaning that the contract owner will be subject to current tax on annual increases in Contract Value at ordinary income rates unless some other exception applies. Certain entities, such as some trusts, may be deemed to be acting as agents for natural persons. Corporations, including S corps, C corps, LLCs, partnerships and FLPs, and tax exempt entities are non-natural persons that will not be deemed to be acting as agents for natural persons.

Addition of Optional Rider or Material Change to Contract

The addition of a rider to the Contract, or a material change in the Contract’s provisions, such as a change in Contract ownership or an assignment of the Contract, could cause it to be considered newly issued or entered into for tax purposes, and thus could cause a taxable event or the Contract to lose certain grandfathered tax status. Please contact your tax adviser for more information.

Taxes Payable on Withdrawals Prior to the Annuity Date

Amounts you withdraw before annuitization, including amounts withdrawn from your Contract Value in connection with partial withdrawals for payment of any charges and fees, will be treated first as taxable income to the extent that your Contract Value exceeds the aggregate of your Purchase Payments reduced by non-taxable amounts previously received (investment in the Contract), and then as non-taxable recovery of your Purchase Payments. Therefore, you include in your gross income the smaller of: a) the amount of the partial withdrawal, or b) the amount by which your Contract Value immediately before you receive the distribution exceeds your investment in the Contract at that time.

If at the time of a partial withdrawal your Contract Value does not exceed your investment in the Contract, then the withdrawal will not be includable in gross income and will simply reduce your investment in the Contract. Exceptions to this rule are distributions in full discharge of your Contract (a full surrender) or distributions from contracts issued and investments made before August 14, 1982.

The assignment or pledge of (or agreement to assign or pledge) the value of the Contract for a loan will be treated as a withdrawal subject to these rules. You should consult your tax adviser for additional information regarding taking a partial or a full distribution from your Contract.

Multiple Contracts (Aggregation Rule)

Multiple Non-Qualified Contracts that are issued after October 21, 1988, by us or our affiliates to the same Owner during the same calendar year are treated as one Contract for purposes of determining the taxation of distributions (the amount includible in gross income under Code Section 72(e)) prior to the Annuity Date from any of the Contracts. A Contract received in a tax-free exchange under Code Section 1035 may be treated as a new Contract for this purpose. For Contracts subject to the Aggregation Rule, the values of the Contracts and the investments in the Contracts should be added together to determine the taxation under Code Section 72(e). Withdrawals will be treated first as withdrawals of income until all of the income from all such Contracts is withdrawn. The Treasury Department has specific authority under Code Section 72(e)(11) to issue regulations to prevent the avoidance of the income-out-first rules for withdrawals prior to the Annuity Date through the serial purchase of Contracts or otherwise. As of the date of this Prospectus there are no regulations interpreting these aggregation provisions.

10% Tax Penalty Applicable to Certain Withdrawals and Annuity Payments

The Code provides that the taxable portion of a withdrawal or other distribution may be subject to a tax penalty equal to 10% of that taxable portion unless the withdrawal is:

•	made on or after the date you reach age 59 1/2,

•	made by a Beneficiary after your death,

•	attributable to your becoming disabled,

•	any payments annuitized using a life contingent annuity option,

•	attributable to an investment in the Contract made prior to August 14, 1982, or

•	any distribution that is a part of a series of substantially equal periodic payments (Code Section 72(q) payments) made (at least annually) over your life (or life expectancy) or the joint lives (or life expectancies) of you and your designated beneficiary.

Additional exceptions may apply to certain Qualified Contracts (see Taxes Payable on Annuity Payments and the applicable Qualified Contracts).

Taxes Payable on Optional Rider Charges

It is our understanding that the charges relating to any optional rider are not subject to current taxation and we will not report them as such. However, the IRS may determine that these charges should be treated as partial withdrawals subject to current taxation to the extent of any gain and, if applicable, the 10% tax penalty. We reserve the right to report any optional rider charges as partial withdrawals if we believe that we would be expected to report them in accordance with IRS regulations.

Distributions After the Annuity Date

After you annuitize, a portion of each annuity payment you receive under a Contract generally will be treated as a partial recovery of Investments (as used here, “Investments” means the aggregate Purchase Payments less any amounts that were previously received under the Contract but not included in income) and will not be taxable. (In certain circumstances, subsequent modifications to an initially-established payment pattern may result in the imposition of a tax penalty.) The remainder of each annuity payment will be taxed as ordinary income. However, after the full amount of aggregate Investments has been recovered, the full amount of each annuity payment will be taxed as ordinary income. Exactly how an annuity payment is divided into taxable and non-taxable portions depends on the period over which annuity payments are expected to be received, which in turn is governed by the form of annuity selected and, where a lifetime annuity is chosen, by the life expectancy of the Annuitant(s) or payee(s). Such a payment may also be subject to a tax penalty if taken prior to age 59 1/2.

For periodic (annuity) payments, we will default your state tax withholding (as applicable) based upon the marital status and allowance(s) provided for your federal taxes or, if no withholding instructions are provided, we will default to either a married person with 3 exemptions or your resident state’s prescribed withholding default (if applicable). Please consult with a tax advisor for additional information, including whether your resident state has a specific version of the W-4P form that should be submitted to us with state-specific income tax information.

Same-Sex Spouses

Pursuant to Section 3 of the federal Defense of Marriage Act (“DOMA”), same-sex marriages currently are not recognized for purposes of federal law. Therefore, the favorable income-deferral options afforded by federal tax law to an opposite-sex spouse under Internal Revenue Code sections 72(s) and 401(a)(9) are currently NOT available to a same-sex spouse. Same-sex spouses who own or are considering the purchase of annuity products that provide benefits based upon status as a spouse should consult a tax advisor. To the extent that an annuity contract or certificate accords to spouses other rights or benefits that are not affected by DOMA, same-sex spouses remain entitled to such rights or benefits to the same extent as any annuity holder’s spouse.

Distributions to Beneficiary After Contract Owner’s Death

Generally, the same tax rules apply to amounts received by the Beneficiary as those that apply to the Contract Owner, except that the early withdrawal tax penalty does not apply. Thus, any annuity payments or lump sum withdrawal will be divided into taxable and non-taxable portions.

If death occurs after the Annuity Date, but before the expiration of a period certain option, the Beneficiary will recover the balance of the Investments as payments are made and may be allowed a deduction on the final tax return for the unrecovered Investments. A lump sum payment taken by the Beneficiary in lieu of remaining monthly annuity payments is not considered an annuity payment for tax purposes. The portion of any lump sum payment to a Beneficiary in excess of aggregate unrecovered Investments would be subject to income tax.

Contract Owner’s Estate

Generally, any amount payable to a Beneficiary after the Contract Owner’s death, whether before or after the Annuity Date, will be included in the estate of the Contract Owner for federal estate tax purposes. If the inclusion of the value of the Contract triggers a federal estate tax to be paid, the Beneficiary may be able to use a deduction called Income in Respect of Decedent (IRD) in calculating the income taxes payable upon receipt of the death benefit proceeds. In addition, designation of a non-spouse Beneficiary who either is 37 1/2 or more years younger than a Contract Owner or is a grandchild of a Contract Owner may have Generation Skipping Transfer Tax (GSTT) consequences under section 2601 of the Code. You should consult with a qualified tax advisor if you have questions about federal estate tax, IRD, or GSTT.

Gifts of Annuity Contracts

Generally, gifts of Non-Qualified Contracts prior to the annuity start date will trigger tax reporting to the donor on the gain on the Contract, with the donee getting a stepped-up basis for the amount included in the donor’s income. The 10% early withdrawal tax penalty and gift tax also may be applicable. This provision does not apply to transfers between spouses or incident to a divorce, or transfers to and from a trust acting as agent for the Owner or the Owner’s spouse.

Tax Withholding for Non-Qualified Contracts

Unless you elect to the contrary, any amounts you receive under your Contract that are attributable to investment income will be subject to withholding to meet federal income tax obligations. For nonperiodic distributions, you will have the option to provide us with withholding information at the time of your withdrawal request. If you do not provide us with withholding information, we will generally withhold 10% of the taxable distribution amount and remit it to the IRS. For periodic (annuity) payments, the rate of withholding will be determined on the basis of the withholding information you provide to us. If you do not provide us with withholding information, we are required to determine the Federal income tax withholding, from every annuity payment, as if you are a married person with 3 exemptions. State and local withholding may apply different defaults and will be determined by applicable law.

Certain states have indicated that pension and annuity withholding will apply to payments made to residents.

Please call (800) 722-4448 with any questions about the required withholding information. Financial advisors may call us at (800) 722-2333.

Tax Withholding for Non-resident Aliens or Non U.S. Persons

Taxable distributions to Contract Owners who are non-resident aliens or other non U.S. persons are generally subject to U.S. federal income tax withholding at a 30% rate, unless a lower treaty rate applies. Prospective foreign owners are advised to consult with a tax advisor regarding the U.S., state and foreign tax treatment of a Contract.

Exchanges of Non-Qualified Contracts (1035 Exchanges)

You may make your initial or an additional Purchase Payment through an exchange of an existing annuity contract or endowment life insurance contract pursuant to Section 1035 of the Code (a 1035 exchange). The exchange can be effected by completing the Transfer/Exchange form, indicating in the appropriate section of the form that you are making a 1035 exchange and submitting any applicable state replacement form. The form is available by calling your financial advisor or by calling our Contract Owner number at (800) 722-4448. Financial advisors can call (800) 722-2333. Once completed, the form should be mailed to us. If you are making an initial Purchase Payment, a completed Contract application should also be attached.

In general terms, Section 1035 of the Code provides that no gain or loss is recognized when you exchange one annuity or life insurance contract for another annuity contract. Transactions under Section 1035, however, may be subject to special rules and may require special procedures and record keeping, particularly if the exchanged annuity contract was issued prior to August 14, 1982. You should consult your tax adviser prior to effecting a 1035 exchange.

Partial 1035 Exchanges and Annuitization

A partial exchange is the direct transfer of only a portion of an existing annuity’s Contract Value to a new annuity contract. Under Rev. Proc. 2011-38 a partial exchange will be treated as tax-free under Code Section 1035 if there are no distributions, from either annuity, within 180 days of the partial 1035 exchange. Any distribution taken during the 180 days may jeopardize the tax-free treatment of the partial exchange. Such determination will be made by the IRS, using general tax principals, to determine the substance, and thus the treatment of the transaction. In addition, annuity payments that are based on one or more lives or for a period of 10 or more years (as described in the partial exchange rule of Code Section 72(a)(2)) will not be treated as a distribution from either the old or new contract. Rev. Proc. 2011-38 applies to partial exchanges and partial annuitizations on or after October 24, 2011. In addition, annuity payments that are based on one or more lives or for a period of 10 or more years (as described in Code Section 72(a)(2)) will not be considered a distribution when determining whether the tax treatment described in Rev. Proc. 2011-38 will apply.

You should consult your tax adviser prior to effecting a partial 1035 exchange or a partial annuitization.

Impact of Federal Income Taxes

In general, in the case of Non-Qualified Contracts, if you are an individual and expect to accumulate your Contract Value over a relatively long period of time without making significant withdrawals, there may be federal income tax advantages in purchasing such a Contract. This is because any increase in Contract Value is not subject to current taxation. Income taxes are deferred until the money is withdrawn, at which point taxation occurs only on the gain from the investment in the Contract. With income taxes deferred, you may accumulate more money over the long term through a variable annuity than you may through non-tax-deferred investments. The advantage may be greater if you decide to liquidate your Contract Value in the form of monthly annuity payments after your retirement, or if your tax rate is lower at that time than during the period that you held the Contract, or both.

When withdrawals or distributions are taken from the variable annuity, the gain is taxed as ordinary income. This may be a potential disadvantage because money that had been invested in other types of assets may qualify for a more favorable federal tax rate. For example, in 2013, the tax rate applicable both to the sale of capital gain assets held more than 1 year and to the receipt of qualifying dividends by individuals is a maximum of 20% (as low as 0% for lower-income individuals). In contrast, an ordinary income tax rate of up to 39.6% applies to taxable withdrawals on distributions from a variable annuity in 2013. Also, withdrawals or distributions taken from a variable annuity prior to attaining age 59 1/2 may be subject to a tax penalty equal to 10% of the taxable portion, although exceptions to the tax penalty may apply.

An owner of a variable annuity cannot deduct or offset losses on transfers to or from Subaccounts, or at the time of any partial withdrawals. If you surrender your Contract and your Net Contract Value is less than the aggregate of your investments in the Contract (reduced by any previous non-taxable distributions), there may be a deductible ordinary income loss, although the deduction may be limited. Consult with your tax adviser regarding the impact of federal income taxes on your specific situation.

Taxes on Pacific Life

Although the Separate Account is registered as an investment company, it is not a separate taxpayer for purposes of the Code. The earnings of the Separate Account are taxed as part of our operations. No charge is made against the Separate Account for our federal income taxes (excluding the charge for premium taxes), but we will review, periodically, the question of charges to the Separate Account or your Contract for such taxes. Such a charge may be made in future years for any federal income taxes that would be attributable to the Separate Account or to our operations with respect to your Contract, or attributable, directly or indirectly, to investments in your Contract.

Under current law, we may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant and they are not charged against the Contract or the Separate Account. If there is a material change in applicable state or local tax laws, the imposition of any such taxes upon us that are attributable to the Separate Account or to our operations with respect to your Contract may result in a corresponding charge against the Separate Account or your Contract.

Given the uncertainty of future changes in applicable federal, state or local tax laws, we cannot appropriately describe the effect a tax law change may have on taxes that would be attributable to the Separate Account or your Contract.

Qualified Contracts – General Rules

The Contracts are available to a variety of Qualified Plans and IRAs. Tax restrictions and consequences for Contracts under each type of Qualified Plan and IRAs differ from each other and from those for Non-Qualified Contracts. No attempt is made herein to provide more than general information about the use of the Contract with the various types of Qualified Plans and IRAs. Participants under such Qualified Plans, as well as Contract Owners, Annuitants and Beneficiaries, are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to the terms and conditions of the Plans themselves or limited by applicable law, regardless of the terms and conditions of the Contract issued in connection therewith.

Tax Deferral

It is important to know that Qualified Plans such as 401(k)s, as well as IRAs, are already tax-deferred. Therefore, an annuity contract should be used to fund an IRA or Qualified Plan to benefit from the annuity’s features other than tax deferral. Other benefits of using a variable annuity to fund a Qualified Plan or an IRA include the lifetime income options, guaranteed death benefit options and the ability to transfer among Investment Options without sales or withdrawal charges. You should consider if the Contract is a suitable investment if you are investing through a Qualified Plan or IRA.

Taxes Payable

Generally, amounts received from Qualified Contracts are taxed as ordinary income under Section 72, to the extent that they are not treated as a tax free recovery of contributions. Amounts you withdraw before annuitization, including amounts withdrawn from your Contract Value in connection with partial withdrawals for payment of any charges and fees, will be treated as ordinary income. Different rules apply for Roth IRAs. Consult your tax advisor before requesting a distribution from a Qualified Contract.

10% Tax Penalty for Early Withdrawals

Generally, distributions from IRAs and Qualified Plans that occur before you attain age 59 1/2 are subject to a 10% tax penalty imposed on the amount of the distribution that is includable in gross income, with certain exceptions. These exceptions include distributions:

•	made to a beneficiary after the owner’s/participant’s death,

•	attributable to the owner/participant becoming disabled under Section 72(m)(7),

•	that are part of a series of substantially equal periodic payments (also referred to as SEPPs or 72(t) payments) made (at least annually) over your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your designated beneficiary,

•	for certain higher education expenses (IRAs only),

•	used to pay for certain health insurance premiums or medical expenses (IRAs only),

•	for costs related to the purchase of your first home (IRAs only), and

•	(except for IRAs) made to an employee after separation from service after reaching age 55 (or age 50 in the case of a qualified public safety employee).

Tax Withholding for Qualified Contracts

Distributions from a Contract under a Qualified Plan (not including an individual retirement annuity subject to Code Section 408 or Code Section 408A) to an employee, surviving spouse, or former spouse who is an alternate payee under a qualified domestic relations order, in the form of a lump sum settlement or periodic annuity payments for a fixed period of fewer than 10 years are subject to mandatory income tax withholding of 20% of the taxable amount of the distribution, unless:

•	the distributee directs the transfer of such amounts in cash to another Qualified Plan or a traditional IRA, or

•	the payment is a minimum distribution required under the Code.

The taxable amount is the amount of the distribution less the amount allocable to after-tax contributions. All other types of taxable distributions are subject to withholding unless the distributee elects not to have withholding apply.

For periodic (annuity) payments, the rate of withholding will be determined on the basis of the withholding information you provide to us. If you do not provide us with withholding information, we are required to determine the Federal income tax withholding, from every annuity payment, as if you are a married person with 3 exemptions. State and local withholding may apply different defaults and will be determined by applicable law.

Certain states have indicated that pension and annuity withholding will apply to payments made to residents.

IRAs and Other Qualified Contracts with Optional Benefit Riders

As of the date of this Prospectus, there are special considerations for purchases of any optional living or death benefit riders. IRS regulations state that Individual Retirement Accounts (IRAs) may generally not invest in life insurance contracts. We believe that these regulations do not prohibit the optional living or death benefit riders from being added to your Contract if it is issued as a Traditional IRA, Roth IRA, SEP IRA or SIMPLE IRA. However, the law is unclear and it is possible that a Contract that has optional living or death benefit riders and is issued as a Traditional IRA, Roth IRA, SEP IRA or SIMPLE IRA could be disqualified and may result in increased taxes to the Owner.

Similarly, section 401 plans, section 403(b), 457(b) annuities and IRAs (but not Roth IRAs) can only offer incidental death benefits. The Internal Revenue Service (IRS) could take the position that the enhanced death benefits provided by optional benefit riders are not incidental. In addition, to the extent that the optional benefit riders alter the timing or the amount of the payment of distributions under a Qualified Contract, the riders cannot be paid out in violation of the minimum distribution rules of the Code.

It is our understanding that the charges relating to the optional benefit riders are not subject to current taxation and we will not report them as such. However, the IRS may determine that these charges should be treated as partial withdrawals subject to current income taxation to the extent of any gain and, if applicable, the 10% tax penalty. We reserve the right to report the rider charges as partial withdrawals if we believe that we would be expected to report them in accordance with IRS regulations.

Required Minimum Distributions

The regulations provide that you cannot keep assets in Qualified Plans or IRAs indefinitely. Eventually they are required to be distributed; at that time (the Required Beginning Date (RBD)), Required Minimum Distributions (RMDs) are the amount that must be distributed each year.

Under Section 401 of the Code (for Qualified Plans) and Section 408 of the Code (for IRAs), the entire interest under the Contract must be distributed to the Owner/Annuitant no later than the Owner/Annuitant’s RBD, or distributions over the life of the Owner/Annuitant (or the Owner/Annuitant and his beneficiary) must begin no later than the RBD.

The RBD for distributions from a Qualified Contract maintained for an IRA under Section 408 of the Code is generally April 1 of the calendar year following the year in which the Owner/Annuitant reaches age 70 1/2. The RBD for a Qualified Contract maintained for a qualified retirement or pension plan under Section 401 of the Code or a Section 403(b) annuity is April 1 of the calendar year following the later of the year in which the Owner/Annuitant reaches age 70 1/2, or, if the plan so provides, the year in which the Owner/Annuitant retires. There is no RBD for a Roth IRA maintained pursuant to Section 408A of the Code.

The IRS requires that all IRA holders and Qualified Plan Participants (with one exception discussed below) use the Uniform Lifetime Table to calculate their RMDs.

The Uniform Lifetime Table is based on a joint life expectancy and uses the IRA owner’s actual age and assumes that the beneficiary is 10 years younger than the IRA owner. Note that under these Final Regulations, the IRA owner does not need to actually have a named beneficiary when they turn age 70 1/2.

The exception noted above is for an IRA owner who has a spouse, who is more than 10 years younger, as the sole beneficiary on the IRA. In that situation, the spouse’s actual age (and life expectancy) will be used in the joint life calculation.

If the Owner/Annuitant dies prior to his RBD or complete distribution from the Qualified Contract, the remainder shall be distributed as provided in the “Qualified Contract Distribution Rules” section of this Prospectus. For non-spouse beneficiaries, life expectancy is initially computed by use of the Single Life Table of the Final Regulations (Regulation Section 1.401(a)(9)-9). Subsequent life expectancy shall be calculated by reducing the life expectancy of the Beneficiary by one in each following calendar year.

The method of distribution selected must comply with the minimum distribution rules of Code Section 401(a)(9), and the applicable Regulations thereunder.

Actuarial Value

In accordance with recent changes in laws and regulations, RMDs and Roth IRA conversions may be calculated based on the sum of the contract value and the actuarial value of any additional death benefits and benefits from optional riders that you have purchased under the Contract. As a result, RMDs and taxes due on Roth IRA Conversions may be larger than if the calculation were based on the contract value only, which may in turn result in an earlier (but not before the required beginning date) distribution under the Contract and an increased amount of taxable income distributed to the contract owner, and a reduction of death benefits and the benefits of any optional riders.

RMDs and Annuity Options

Under the Final Regulations, for retirement plans that qualify under Section 401 or 408 of the Code, the period elected for receipt of RMDs as annuity payments under Annuity Options 2 and 4 generally may be:

•	no longer than the joint life expectancy of the Annuitant and Beneficiary in the year that the Annuitant reaches age 70 1/2, and

•	must be shorter than such joint life expectancy if the Beneficiary is not the Annuitant’s spouse and is more than 10 years younger than the Annuitant.

Under Annuity Option 3, if the Beneficiary is not the Annuitant’s spouse and is more than 10 years younger than the Annuitant, the 66 2/3% and 100% elections specified below may not be available. The restrictions on options for retirement plans that qualify under Sections 401 and 408 also apply to a retirement plan that qualifies under Section 403(b) with respect to amounts that accrued after December 31, 1986.

Loans

Certain Owners of Qualified Contracts may borrow against their Contracts. Otherwise loans from us are not permitted. You may request a loan from us, using your Contract Value as your only security if yours is a Qualified Contract that is:

•	not subject to Title 1 of ERISA,

•	issued under Section 403(b) of the Code, and

•	issued under a Plan that permits Loans (a “Loan Eligible Plan”).

You may have only one loan outstanding at any time. The minimum loan amount is $1,000, subject to certain state limitations. Your Contract Debt at the effective date of your loan may not exceed the lesser of:

•	50% of the amount available for withdrawal under this Contract (see The Contract-Full and Partial Withdrawals), or

•	$50,000 less your highest outstanding Contract Debt during the 12-month period immediately preceding the effective date of your loan.

If your request for a loan is processed, you will be charged interest on your Contract Debt at a fixed annual rate equal to 6%. The amount held in the Loan Account to secure your loan will earn a return equal to an annual rate of 4.25%. The net amount of interest you pay on your loan will be 1.75% annually. These rates may vary by state.

Interest charges accrue on your Contract Debt daily, beginning on the effective date of your loan. Interest earned on the Loan Account Value accrues daily beginning on the day following the effective date of the loan, and those earnings will be transferred once a year to your Investment Options in accordance with your most recent allocation instructions. Your loan, including principal and accrued interest, generally must be repaid in quarterly installments and loan repayments are not considered Purchase Payments. For more information about loans, including the consequences of loans, loan procedures, loan terms and repayment terms, see the SAI.

Taking a loan while an optional living benefit Rider is in effect will terminate your Rider. Work with your financial advisor before taking a loan.

We may change these loan provisions to reflect changes in the Code or interpretations thereof. We urge you to consult with a qualified tax adviser prior to effecting any loan transaction under your Contract.

IRAs and Qualified Plans

The following is only a general discussion about types of IRAs and Qualified Plans for which the Contracts are available. We are not the administrator of any Qualified Plan. The plan administrator and/or custodian, whichever is applicable, (but not us) is responsible for all Plan administrative duties including, but not limited to, notification of distribution options, disbursement of Plan benefits, handling any processing and administration of Qualified Plan loans, compliance regulatory requirements and federal and state tax reporting of income/distributions from the Plan to Plan participants and, if applicable, Beneficiaries of Plan participants and IRA contributions from Plan participants. Our administrative duties are limited to administration of the Contract and any disbursements of any Contract benefits to the Owner, Annuitant, or Beneficiary of the Contract, as applicable. Our tax reporting responsibility is limited to federal and state tax reporting of income/distributions to the applicable payee and IRA contributions from the Owner of a Contract, as recorded on our books and records. The Qualified Plan (the plan administrator or the custodian) is required to provide us with information regarding individuals with signatory authority on the Contract(s) owned. If you are purchasing a Qualified Contract, you should consult with your plan administrator and/or a qualified tax adviser. You should also consult with a qualified tax adviser and/or plan administrator before you withdraw any portion of your Contract Value.

Individual Retirement Annuities (“IRAs”)

In addition to “traditional” IRAs established under Code 408, there are SEP IRAs under Code Section 408(k), Roth IRAs governed by Code Section 408A and SIMPLE IRAs established under Code Section 408(p). Also, Qualified Plans under Section 401, 403(b), or 457(b) of the Code that include after-tax employee contributions may be treated as deemed IRAs subject to the same rules and limitations as traditional IRAs. Contributions to each of these types of IRAs are subject to differing limitations. The following is a very general description of each type of IRA and other Qualified Plans.

Traditional IRAs

Traditional IRAs are subject to limitations on the amount that may be contributed each year, the persons who may be eligible to contribute, when rollovers are available and when distributions must commence. Depending upon the circumstances of the individual, contributions to a traditional IRA may be made on a deductible or non-deductible basis.

Annual contributions are generally allowed for persons who have not attained age 70 1/2 and who have compensation (as defined by the IRS) of at least the contribution amount. Distributions of minimum amounts specified by the Code must commence by April 1 of the calendar year following the calendar year in which you attain age 70 1/2. Failure to make mandatory minimum distributions may result in imposition of a 50% tax penalty on any difference between the required distribution amount and the amount actually distributed. Additional distribution rules apply after your death.

You (or your surviving spouse if you die) may rollover funds (such as proceeds from existing insurance policies, annuity contracts or securities) from certain existing Qualified Plans into your traditional IRA if those funds are in cash. This will require you to liquidate any value accumulated under the existing Qualified Plan. Mandatory withholding of 20% may apply to any rollover distribution from your existing Qualified Plan if the distribution is not transferred directly to your traditional IRA. To avoid this withholding you should have cash transferred directly from the insurance company or plan trustee to your traditional IRA.

SIMPLE IRAs

The Savings Incentive Match Plan for Employees of Small Employers (“SIMPLE Plan”) is a type of IRA established under Code Section 408(p)(2). Depending upon the SIMPLE Plan, employers may make plan contributions into a SIMPLE IRA established by each participant of the SIMPLE Plan. Like other IRAs, a 10% tax penalty is imposed on certain distributions that occur before an employee attains age 59 1/2. In addition, the tax penalty is increased to 25% for amounts received or rolled to another IRA or Qualified Plan during the 2-year period beginning on the date an employee first participated in a qualified salary reduction arrangement pursuant to a SIMPLE Plan maintained by their employer. Contributions to a SIMPLE IRA will generally include employee salary deferral contributions and employer contributions. Distributions from a SIMPLE IRA may be transferred to another SIMPLE IRA tax free or may be eligible for tax free rollover to a traditional IRA, a 403(b), a 457(b) or other Qualified Plan after the required 2-year period.

SEP-IRAs

A Simplified Employee Pension (SEP) is an employer sponsored retirement plan under which employers are allowed to make contributions toward their employees’ retirement, as well as their own retirement (if the employer is self-employed). A SEP is a type of

IRA established under Code Section 408(k). Under a SEP, a separate IRA account called a SEP-IRA is set up by or for each eligible employee and the employer makes the contribution to the account. Like other IRAs, a 10% tax penalty is imposed on certain distributions that occur before an employee attains age 59 1/2.

Roth IRAs

Section 408A of the Code permits eligible individuals to establish a Roth IRA. Contributions to a Roth IRA are not deductible, but withdrawals of amounts contributed and the earnings thereon that meet certain requirements are not subject to federal income tax. In general, Roth IRAs are subject to limitations on the amount that may be contributed and the persons who may be eligible to contribute and are subject to certain required distribution rules on the death of the Contract Owner. Unlike a traditional IRA, Roth IRAs are not subject to minimum required distribution rules during the Contract Owner’s lifetime. Generally, however, the amount remaining in a Roth IRA must be distributed by the end of the fifth year after the death of the Contract Owner/Annuitant or distributed over the life expectancy of the Designated Beneficiary. The owner of a traditional IRA may convert a traditional IRA into a Roth IRA under certain circumstances. The conversion of a traditional IRA to a Roth IRA will subject the amount of the converted traditional IRA to federal income tax. Anyone considering the purchase of a Qualified Contract as a Roth IRA or a “conversion” Roth IRA should consult with a qualified tax adviser.

In accordance with recent changes in laws and regulations, at the time of either a full or partial conversion from a Traditional IRA annuity to a Roth IRA annuity, the determination of the amount to be reported as income will be based on the annuity contract’s “fair market value”, which will include all front-end loads and other non-recurring charges assessed in the 12 months immediately preceding the conversion, and the actuarial present value of any additional contract benefits.

Tax Sheltered Annuities (“TSAs”)

Employees of certain tax-exempt organizations, such as public schools or hospitals, may defer compensation through an eligible plan under Code Section 403(b). Salary deferral amounts received from employers for these employees are excludable from the employees’ gross income (subject to maximum contribution limits). Distributions under these Contracts must comply with certain limitations as to timing, or result in tax penalties. Distributions from amounts contributed to a TSA pursuant to a salary reduction arrangement, may be made from a TSA only upon attaining age 59 1/2, severance from employment, death, disability, or financial hardship. Section 403(b) annuity distributions can be rolled over to other Qualified Plans in a manner similar to those permitted by Qualified Plans that are maintained pursuant to Section 401 of the Code.

In accordance with Code Section 403(b) and final regulations published on July 26, 2007 (“Final Regulations”), as of January 1, 2009, we are required to provide information regarding contributions, loans, withdrawals, and hardship distributions from your Contract to your 403(b) employer or an agent of your 403(b) employer, upon request. In addition, prior to processing your request for certain transactions, we are required to verify certain information about you with your 403(b) employer (or if applicable, former 403(b) employer) which may include obtaining authorization from either your employer or your employer’s third party administrator.

Section 457(b) Non-Qualified Deferred Compensation Plans

Certain employees of governmental entities or tax exempt employers may defer compensation through an eligible plan under Code section 457(b). Contributions to a Contract of an eligible plan are subject to limitations. Subject to plan provisions and a qualifying triggering event, assets in a Section 457(b) plan established by a governmental entity may be transferred or rolled into an IRA or another Qualified Plan, if the Qualified Plan allows the transfer or rollover. If a rollover to an IRA is completed, the assets become subject to IRA rules, including the 10% penalty on distributions prior to age 59 1/2. Assets from other plans may be rolled into a governmental 457(b) plan if the 457(b) plan allows the rollover and if the investment provider is able to segregate the assets for tax reporting purposes. Consult both the distributing plan and the receiving plan prior to making this election. Assets in a 457(b) plan set up by a tax exempt employer may not be rolled to a different type of Qualified Plan or IRA at any time.

401(k) Plans; Pension and Profit-Sharing Plans

Qualified Plans may be established by an employer for certain eligible employees under Section 401 of the Code. These plans may be 401(k) plans, profit-sharing plans, or other pension or retirement plans. Contributions to these plans are subject to limitations. Rollover to other eligible plans may be available. Please consult your Qualified Plans Summary Plan description for more information.

ADDITIONAL INFORMATION

Voting Rights

We are the legal owner of each shares of the Fund held by the Variable Accounts of the Separate Account. In accordance with its view of present applicable law, we will exercise voting rights attributable to the shares of each Fund Portfolio held in the Variable Accounts at any regular and special meetings of the shareholders of a Fund on matters requiring shareholder voting under the 1940 Act. We will exercise these voting rights based on instructions received from persons having the voting interest in corresponding Variable Accounts of the Separate Account. However, if the 1940 Act or any regulations thereunder should be amended, or if the present interpretation thereof should change, and as a result we determine that we are permitted to vote the shares of each Fund in our own right, we may elect to do so.

The person having the voting interest under a Contract is the Owner. Unless otherwise required by applicable law, the number of Fund shares of a particular Portfolio as to which voting instructions may be given to us is determined by dividing a Contract Owner’s Accumulated Value in a Variable Account on a particular date by the net asset value per share of that Portfolio as of the same date. Fractional votes will be counted. The number of votes as to which voting instructions may be given will be determined as of the date coincident with the date established by each Fund for determining shareholders eligible to vote at the meeting of each Fund. If required by the SEC, we reserve the right to determine in a different fashion the voting rights attributable to the shares of each Fund.

We will pass proxy materials on to you so that you have an opportunity to give us voting instructions for your voting interest. You may provide your instructions by proxy or in person at the shareholders’ meeting. If there are shares of a Portfolio held by a Variable Account for which we do not receive timely voting instructions, we will vote those shares in the same proportion as all other shares of that Portfolio held by that Variable Account for which we have received timely voting instructions. If we do not receive any voting instructions for the shares in a Separate Account, we will vote the shares in that Separate Account in the same proportion as the total votes for all of our Separate Accounts for which we’ve received timely instructions. If we hold shares of a Portfolio in our General Account, we will vote such shares in the same proportion as the total votes cast for all of our separate accounts, including the Separate Account. We will vote shares of any Portfolio held by our non-insurance affiliates in the same proportion as the total votes for all separate accounts of ours and our insurance affiliates.

Substitution of Investments

We reserve the right, subject to compliance with the law as then in effect, to make additions to, deletions from, substitutions for, or combinations of the securities that are held by the Separate Account or any Variable Account or that the Separate Account or any Variable Account may purchase. If shares of any or all of the Portfolios of a Fund should no longer be available for investment, or if, in the judgment of our management, further investment in shares of any or all Portfolios of a Fund should become inappropriate in view of the purposes of the Contract, we may substitute shares of another Portfolio of a Fund or of a different Fund for shares already purchased, or to be purchased in the future under the Contract. We may also purchase, through the Variable Account, other securities for other classes or contracts, or permit a conversion between classes of contracts on the basis of requests made by Owners.

In connection with a substitution of any shares attributable to an Owner’s interest in a Variable Account or the Separate Account, we will provide notice, seek Owner approval, seek prior approval of the SEC, and comply with the filing or other procedures established by applicable state insurance regulators, to the extent required under applicable law.

We also reserve the right to establish additional Variable Accounts of the Separate Account that would invest in a new Portfolio of a Fund or in shares of another investment company, a portfolio thereof, or other suitable investment vehicle. New Variable Accounts may be established in our sole discretion, and any new Variable Account will be made available to existing Owners on a basis to be determined by us. We may also eliminate or combine one or more Variable Accounts if, in our sole discretion, marketing, tax, or investment conditions so warrant.

Subject to compliance with applicable law, we may transfer assets to the General Account. We also reserve the right, subject to any required regulatory approvals, to transfer assets of any Variable Account of the Separate Account to another separate account or Variable Account.

In the event of any such substitution or change, we may, by appropriate endorsement, make such changes in these and other contracts as may be necessary or appropriate to reflect such substitution or change. If deemed by us to be in the best interests of persons having voting rights under the Contracts, the Separate Account may be operated as a management investment company under the 1940 Act or any other form permitted by law; it may be deregistered under that Act in the event such registration is no longer required, or it may be combined with other separate accounts of ours or an affiliate of ours. Subject to compliance with applicable law, we also may combine one or more Variable Accounts and may establish a committee, board, or other group to manage one or more aspects of the operation of the Separate Account.

Replacement of Life Insurance or Annuities

The term “replacement” has a special meaning in the life insurance industry and is described more fully below. Before you make your purchase decision, Pacific Life wants you to understand how a replacement may impact your existing plan of insurance.

A policy “replacement” occurs when a new policy or contract is purchased and, in connection with the sale, an existing policy or contract is surrendered, lapsed, forfeited, assigned to the replacing insurer, otherwise terminated, or used in a financed purchase. A “financed purchase” occurs when the purchase of a new life insurance policy or annuity contract involves the use of funds obtained from the values of an existing life insurance policy or annuity contract through withdrawal, surrender or loan.

There are circumstances in which replacing your existing life insurance policy or annuity contract can benefit you. As a general rule, however, replacement is not in your best interest. Accordingly, you should make a careful comparison of the costs and benefits of your existing policy or contract and the proposed policy or contract to determine whether replacement is in your best interest.

Changes to Comply with Law and Amendments

We reserve the right, without the consent of Owners, to suspend sales of the Contract as presently offered and to make any change to the provisions of the Contracts to comply with, or give Owners the benefit of, any Federal or state statute, rule, or regulation, including but not limited to requirements for annuity contracts and retirement plans under the Internal Revenue Code and regulations thereunder or any state statute or regulation. We also reserve the right to limit the amount and frequency of subsequent Purchase Payments.

Reports to Owners

Confirmations will be sent out upon unscheduled Purchase Payments and transfers, loans, loan repayments, and full and unscheduled partial withdrawals and optional living benefit rider Automatic or Owner Elected Resets/Step-Ups. Periodically, we will send you a statement that provides certain information pertinent to your Contract. These statements disclose Contract Value, Full Withdrawal Value, any Contract Debt, any fixed option values, fees and charges applied to your Contract Value, transactions made and specific Contract data that apply to your Contract. Confirmation of your transactions under the pre-authorized checking plan, dollar cost averaging, portfolio rebalancing and preauthorized withdrawal options will appear on your quarterly account statements. You may also access these statements online.

If you suspect an error on a confirmation or quarterly statement, you must notify us in writing as soon as possible to ensure proper accounting to your Contract. We assume transactions are accurate unless you notify us otherwise within 30 days of receiving the transaction confirmation or, if the transaction is first confirmed on the quarterly statement, within 30 days of receiving the quarterly statement. All transactions are deemed final and may not be changed after the applicable 30 day period.

When you write, tell us your name, contract number and description of the error. Each Contract Owner will also receive an Annual report containing financial statements for the Separate Account and the Fund, the latter of which will include a list of the portfolio securities of the Fund, as required by the 1940 Act, and/or such other reports as may be required by Federal securities laws.

Contract Owner Mailings. To help reduce expenses, environmental waste and the volume of mail you receive, only one copy of Contract Owner documents (such as the prospectus, supplements, announcements, and each annual and semi-annual report) may be mailed to Contract Owners who share the same household address (Householding). If you are already participating, you may opt out by contacting us. Please allow 30 calendar days for regular delivery to resume. You may also elect to participate in Householding by writing to us. The current documents are available on our website any time or an individual copy of any of these documents may be requested – see the last page of this Prospectus for more information.

Distribution Arrangements

PSD, a broker-dealer and our subsidiary, pays various forms of sales compensation to broker-dealers (including other affiliates) that solicit applications for the Contracts. PSD also may reimburse other expenses associated with the promotion and solicitation of applications for the Contracts.

We offer the Contracts for sale through broker-dealers that have entered into selling agreements with PSD. Broker-dealers sell the Contracts through their financial advisors. PSD pays compensation to broker-dealers for the promotion and sale of the Contracts. The individual financial advisor who sells you a Contract typically will receive a portion of the compensation, under the financial advisor’s own arrangement with his or her broker-dealer. Broker-dealers may receive aggregate commissions of up to 6.50% of your aggregate Purchase Payments. Under certain circumstances where PSD pays lower initial commissions, certain broker-dealers that solicit applications for Contracts may be paid an ongoing persistency trail commission (sometimes called a residual) which will take into account, among other things, the Account Value and the length of time Purchase Payments have been held under a Contract. A trail commission is not anticipated to exceed 1.50%, on an annual basis, of the Account Value considered in connection with the trail commission. Certain broker-dealers may also be paid an amount under a persistency program which will be based on assets under management and duration of Contracts. The amount under the persistency program for a financial advisor is not expected to exceed 0.25% of their total assets under management.

We may also provide compensation to broker-dealers for providing ongoing service in relation to Contracts that have already been purchased.

Additional Compensation and Revenue Sharing

To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, selling broker-dealers may receive additional payments in the form of cash, other special compensation or reimbursement of expenses, sometimes called “revenue sharing”. These additional compensation or reimbursement arrangements may include, for example, payments in connection with the firm’s “due diligence” examination of the contracts, payments for providing conferences or seminars, sales or training programs for invited financial advisors and other employees, payments for travel expenses, including lodging, incurred by financial advisors and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the Contracts, and payments to assist a firm in connection with its administrative systems, operations and marketing expenses and/or other events or activities sponsored by the firms. Subject to applicable FINRA rules and other applicable laws and regulations, PSD and its affiliates may contribute to, as well as sponsor, various educational programs, sales contests and/or promotions in which participating firms and their salespersons may receive prizes such as merchandise, cash, or other awards. Such additional compensation may give us greater access to financial advisors of the broker-dealers that receive such compensation or may otherwise influence the way that a broker-dealer and financial advisor market the Contracts.

These arrangements may not be applicable to all firms, and the terms of such arrangements may differ between firms. We provide additional information on special compensation or reimbursement arrangements involving selling firms and other financial institutions in the Statement of Additional Information, which is available upon request. Any such compensation will not result in any additional direct charge to you by us.

The compensation and other benefits provided by PSD or its affiliates may be more or less than the overall compensation on similar or other products. This may influence your financial advisor or broker-dealer to present this Contract over other investment vehicles available in the marketplace. You may ask your financial advisor about these differing and divergent interests, how he/she is personally compensated and how his/her broker-dealer is compensated for soliciting applications for the Contract.

Service Arrangements

We have entered into services agreements with certain Funds, or Fund affiliates, which pay us for administrative and other services, including, but not limited to, certain communications and support services. The fees are based on an annual percentage of average daily net assets of certain Fund portfolios purchased by us at Contract Owner’s instructions. Currently, the fees received do not exceed an annual percentage of 0.30% and each Fund (or Fund affiliate) may not pay the same annual percentage (some may pay significantly less). Because we receive such fees, we may be subject to competing interests in making these Funds available as Investment Options under the Contracts.

AllianceBernstein Investments, Inc. pays us for each AllianceBernstein Variable Products Series Fund, Inc. portfolio (Class B) held by our separate accounts. American Century Services, LLC pays us for each American Century Variable Portfolios, Inc. portfolio (Class II) held by our separate accounts. BlackRock Distributors, Inc. pays us for each BlackRock Variable Series Funds, Inc. portfolio (Class III) held by our separate accounts. Fidelity Distributors Corporation pays us for each Fidelity Variable Insurance Products Fund portfolio (Service Class 2) held by our separate accounts. First Trust Variable Insurance Trust and First Trust Advisors L.P. pay us for each First Trust Variable Insurance Trust portfolio held by our separate accounts. Franklin Templeton Services, LLC pays us for each Franklin Templeton Variable Insurance Products Trust portfolio (Class 4) held by our separate accounts. Invesco Advisers, Inc. and its affiliates pay us for each AIM Variable Insurance Funds (Invesco Variable Insurance Funds) portfolio (Series II) held by our separate accounts. Janus Capital Management LLC, pays us for each Janus Aspen Series portfolio (Service Shares) held by our separate accounts. Lord Abbett Series Fund, Inc. pays us for each Lord Abbett Series Fund, Inc. portfolio (Class VC) held by our separate accounts. Massachusetts Financial Services Company pays us for each MFS Variable Insurance Trust portfolio (Service Class) held by our separate accounts. Pacific Investment Management Company LLC pays us for each PIMCO Variable Insurance Trust portfolio (Advisor Class) held by our separate accounts. GE Investments Funds, Inc. pays us for each GE Investments Funds, Inc. portfolio (Class 3) held by our separate accounts. Van Eck Securities Corporation, pays us for each Van Eck VIP Trust portfolio (Class S) held by our separate accounts.

Inquiries and Submitting Forms and Requests

You may reach our service representatives at (800) 722-4448 between the hours of 6:00 a.m. and 5:00 p.m., Pacific time. Financial advisors may call us at (800) 722-2333.

Please send your forms and written requests or questions to:

Pacific Life Insurance Company
P.O. Box 2378
Omaha, Nebraska 68103-2378

If you are submitting a Purchase Payment or other payment by mail, please send it, along with your application if you are submitting one, to the following address:

Pacific Life Insurance Company
P.O. Box 2290
Omaha, Nebraska 68103-2290

If you are using an overnight delivery service to send payments, please send them to the following address:

Pacific Life Insurance Company
1299 Farnam Street, 6th Floor, RSD
Omaha, Nebraska 68102

The effective date of certain notices or of instructions is determined by the date and time on which we receive the notice or instructions In Proper Form. In those instances when we receive electronic transmission of the information on the application from your financial advisor’s broker-dealer firm and our administrative procedures with your broker-dealer so provide, we consider the application to be received on the Business Day we receive the transmission. In those instances when information regarding your Purchase Payment is electronically transmitted to us by the broker-dealer, we will consider the Purchase Payment to be received by us on the Business Day we receive the transmission of the information. Please call us if you or your financial advisor have any questions regarding which address you should use.

We reserve the right to process any Purchase Payment received at an incorrect address when it is received at either the address indicated in your Contract specification pages or the appropriate address indicated in the Prospectus.

Purchase Payments after your initial Purchase Payment, loan requests, transfer requests, loan repayments and withdrawal requests we receive before the close of the New York Stock Exchange, which usually closes at 4:00 p.m. Eastern time, will normally be effective at the end of the same Business Day that we receive them In Proper Form unless the transaction or event is scheduled to occur on another day. Generally, whenever you submit any other form, notice or request, your instructions will be effective on the next Business Day after we receive them In Proper Form unless the transaction or event is scheduled to occur on another day. We may also require, among other things, a signature guarantee or other verification of authenticity. We do not generally require a signature guarantee unless it appears that your signature may have changed over time or the signature does not appear to be yours; or an executed application or confirmation of application, as applicable, In Proper Form is not received by us; or, to protect you or us. Requests regarding death benefit proceeds must be accompanied by both proof of death and instructions regarding payment In Proper Form. You should call your financial advisor or us if you have questions regarding the required form of a request.

Telephone and Electronic Transactions

You are automatically entitled to make certain transactions by telephone or, to the extent available, electronically. You may also authorize other people to make certain transaction requests by telephone or, to the extent available, electronically by so indicating on the application or by sending us instructions in writing in a form acceptable to us. We cannot guarantee that you or any other person you authorize will always be able to reach us to complete a telephone or electronic transaction; for example, all telephone lines may be busy or access to our website may be unavailable during certain periods, such as periods of substantial market fluctuations or other drastic economic or market change, or telephones or the Internet may be out of service or unavailable during severe weather conditions or other emergencies. Under these circumstances, you should submit your request in writing (or other form acceptable to us). Transaction instructions we receive by telephone or electronically before the close of the New York Stock Exchange, which usually closes at 4:00 p.m. Eastern time, on any Business Day will usually be effective at the end of that day, and we will provide you confirmation of each telephone or electronic transaction.

We have established procedures reasonably designed to confirm that instructions communicated by telephone or electronically are genuine. These procedures may require any person requesting a telephone or electronic transaction to provide certain personal identification upon our request. We may also record all or part of any telephone conversation with respect to transaction instructions. We reserve the right to deny any transaction request made by telephone or electronically. You are authorizing us to accept and to act upon instructions received by telephone or electronically with respect to your Contract, and you agree that, so long as we comply with our procedures, neither we, any of our affiliates, nor any Fund, or any of their directors, trustees, officers, employees or agents will be liable for any loss, liability, cost or expense (including attorneys’ fees) in connection with requests that we believe to be genuine. This policy means that so long as we comply with our procedures, you will bear the risk of loss arising out of the telephone or electronic transaction privileges of your Contract. If a Contract has Joint Owners, each Owner may individually make telephone and/or electronic transaction requests.

Electronic Information Consent

Subject to availability, you may authorize us to provide prospectuses, prospectus supplements, annual and semi-annual reports, annual statements, quarterly statements and immediate confirmations, proxy solicitation, privacy notice and other notices and documentation in electronic format when available instead of receiving paper copies of these documents by U.S. mail. You may enroll in this service by so indicating on the application, via our Internet website, or by sending us instructions in writing in a form acceptable to us to receive such documents electronically. Not all contract documentation and notifications may be currently available in electronic format. You will continue to receive paper copies of any documents and notifications not available in electronic format by U.S. mail. In addition, you will continue to receive paper copies of annual statements if required by state or federal law. By enrolling in this service, you consent to receive in electronic format any documents added in the future. For jointly owned contracts, both owners are consenting to receive information electronically. Documents will be available on our Internet website. As documents become available, we will notify you of this by sending you an e-mail message that will include instructions on how to retrieve the document. You must have ready access to a computer with Internet access, an active e-mail account to receive this information electronically, and the ability to read and retain it. You may access and print all documents provided through this service.

If you plan on enrolling in this service, or are currently enrolled, please note that:

•	We impose no additional charge for electronic delivery, although your Internet provider may charge for Internet access.

•	You must provide a current e-mail address and notify us promptly when your e-mail address changes.

•	You must update any e-mail filters that may prevent you from receiving e-mail notifications from us.

•	You may request a paper copy of the information at any time for no charge, even though you consented to electronic delivery, or if you decide to revoke your consent.

•	For jointly owned contracts, both owners are consenting that the primary owner will receive information electronically. (Only the primary owner will receive e-mail notices.)

•	Electronic delivery will be cancelled if e-mails are returned undeliverable.

•	This consent will remain in effect until you revoke it.

We are not required to deliver this information electronically and may discontinue electronic delivery in whole or in part at any time. If you are currently enrolled in this service, please call (800) 722-4448 if you would like to revoke your consent, wish to receive a paper copy of the information above, or need to update your e-mail address.

Timing of Payments and Transactions

For withdrawals, including exchanges under Code Section 1035 and other Qualified transfers, from the Variable Investment Options or for death benefit payments attributable to your Variable Account Value, we will normally send the proceeds within seven calendar days after your request is effective or after the Notice Date, as the case may be. We will normally effect periodic annuity payments on the day that corresponds to the Annuity Date and will make payment on the following day. Payments or transfers may be suspended for a longer period under certain extraordinary circumstances. These include: a closing of the New York Stock Exchange other than on a regular holiday or weekend; a trading restriction imposed by the SEC; or an emergency declared by the SEC. Amounts withdrawn or transferred from any fixed-rate General Account Investment Option may be delayed for up to six months after the request is effective. See THE FIXED ACCOUNT for more details.

State Considerations

Certain Contract features described in this Prospectus may vary or may not be available in your state. The state in which your Contract is issued governs whether or not certain features, Riders, charges or fees are available or will vary under your Contract. These variations are reflected in your Contract and in Riders or Endorsements to your Contract. See your financial advisor or contact us for specific information that may be applicable to your state.

For Contracts issued in the state of Pennsylvania, any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance or statement of claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties.

In addition, you understand that benefits and values provided under the Contract may be on a variable basis. Amounts directed into one or more variable Investment Options will reflect the investment experience of those Investment Options. These amounts may increase or decrease and are not guaranteed as to a dollar amount.

For Foundation 10 issued in the state of Washington, the annual rider charge is the current charge percentage multiplied by the Contract Value. For Guaranteed Protection Advantage 5 (GPA 5) issued in the state of Washington, the current charge percentage is 0.55%.

California Applicants Age 60 or Older

For residents of the state of California 60 years of age or older, the Free Look period is a 30-day period beginning on the day you receive your Contract. If you are a California applicant age 60 or older and your Contract is delivered or issued for delivery on or after July 1,

2004, you must elect, at the time you apply for your Contract, to receive a return of either your Purchase Payments or your Contract Value proceeds if you exercise your Right to Cancel and return your Contract to us.

If you elect to receive the return of Purchase Payments option, the following will apply:

•	We will allocate all or any portion of any Purchase Payment we receive to any available fixed option if you instruct us to do so. We will allocate all or any portion of any Purchase Payment designated for any Variable Investment Option to the Cash Management Subaccount until the Free Look Transfer Date. The Free Look Transfer Date is 30 days from the Contract Date. On the Free Look Transfer Date, we will automatically transfer your Cash Management Subaccount Value according to the instructions on your application, or your most recent instruction, if any. This automatic transfer to the Variable Investment Options according to your initial allocation instruction is excluded from the Transfer limitations. See HOW YOUR PURCHASE PAYMENTS ARE ALLOCATED – Transfers and Market-timing Restrictions.

•	If you specifically instruct us to allocate all or any portion of any additional Purchase Payments we receive to any Variable Investment Option other than the Cash Management Subaccount before the Free Look Transfer Date, you will automatically change your election to the return of your Contract Value proceeds option. This will automatically cancel your election of the “return of Purchase Payments” option for the entire Contract.

•	If you request a transfer of all or any portion of your Contract Value from the Cash Management Subaccount to any other Variable Investment Option before the Free Look Transfer Date, you will automatically change your election to the return of your Contract Value proceeds option. This will automatically cancel your election of the “return of Purchase Payments” option for the entire Contract.

•	If you exercise your Right to Cancel, we will send you your Purchase Payments.

If you elect the return of Contract Value proceeds option, the following will apply:

•	We will immediately allocate any Purchase Payments we receive to the Investment Options you select on your application or your most recent instructions, if any.

•	If you exercise your Right to Cancel, we will send you your Contract Value proceeds described in the Right to Cancel (“Free Look”) section of this prospectus.

•	Once you elect this option, it may not be changed.

Financial Statements

The statements of assets and liabilities of Pacific Select Variable Annuity Separate Account as of December 31, 2012, the related statements of operations for the year or period then ended, and the statements of changes in net assets and financial highlights for each of the periods presented are incorporated by reference in the Statement of Additional Information from the Annual Report of Pacific Select Variable Annuity Separate Account dated December 31, 2012. Pacific Life’s consolidated statements of financial condition as of December 31, 2012 and 2011, and the related consolidated statements of operations, comprehensive income, equity and cash flows for each of the three years in the period ended December 31, 2012 are contained in the Statement of Additional Information.

Rule 12h-7 Representation

In reliance on the exemption provided by Rule 12h-7 of the Securities Exchange Act of 1934 (“34 Act”), we do not intend to file periodic reports as required under the 34 Act.

TERMS USED IN THIS PROSPECTUS

Some of the terms we’ve used in this Prospectus may be new to you. We’ve identified them in the Prospectus by capitalizing the first letter of each word. You will find an explanation of what they mean below.

If you have any questions, please ask your financial advisor or call us at (800) 722-4448. Financial advisors may call us at (800) 722-2333.

Accumulated Value (“Contract Value”) – The total value of the amounts in the Investment Options, any fixed option, and any other Investment Option added to the Contract by Rider or Endorsement, as well as any amount set aside in the Loan Account to secure loans, increased by interest earned and decreased by any principal repayments and/or withdrawals or transfers of interest earned, as of any Valuation Date.

Accumulation Period – The period commencing on the Contract Date and ending on the Annuity Start Date or, if earlier, when the Contract is terminated, either through a full withdrawal, payment of charges, or payment of the death benefit proceeds.

Accumulation Unit – A unit of measure used to calculate the value of your interest in a Variable Account during the Accumulation Period.

Age – The Owner’s or Annuitant’s age as of his or her nearest birthday as of the Contract Date, increased by the number of complete Contract Years elapsed.

Annuitant – The person or persons on whose life annuity payments depend. If Joint Annuitants are named in the Contract, “Annuitant” means both Annuitants unless otherwise stated.

Annuity – A series of periodic income payments made by us to a Designated Payee during the period specified in the Annuity Option.

Annuity Options – Any one of the Annuity Options (income options) available for a series of annuity payments after your Annuity Start Date.

Annuity Period – The period during which annuity payments are made.

Annuity Start Date – The date when annuity payments are to begin, which may not be earlier than the first Contract Anniversary.

Beneficiary – The person having the right to the death benefit, if any, payable upon the death of the Annuitant during the Accumulation Period, and the person having the right to benefits, if any, payable upon the death of the Annuitant during the Annuity Period.

Code – The Internal Revenue Code of 1986, as amended.

Contract – An individual flexible premium variable accumulation deferred annuity contract offered by us.

Contract Anniversary – The same date, in each subsequent year, as your Contract Date.

Contract Date – The date shown as the Contract Date in a Contract. Contract monthly, quarterly, semi-annual, and annual anniversaries and Contract months, quarters, and years are measured from the Contract Date. It is usually the date that the initial premium is credited to the Contracts. The term “Issue Date” shall be substituted for the term “Contract Date” for Contracts issued to residents of the Commonwealth of Massachusetts.

Contract Debt – The unpaid loan balance including accrued loan interest.

Contract Owner, Owner, Policyholder, you or your – The person entitled to the ownership rights under the Contract and in whose name the Contract is issued.

Contract Value – As of the end of any Business Day, the sum of your Variable Account Value, any fixed option value, the value of any other Investment Option added to the Contract by Rider or Endorsement, and any Loan Account Value.

Contract Year – A year that starts on the Contract Date or on a Contract Anniversary.

Designated Beneficiary – The person selected by you to succeed to your interest in the Contract for purposes of Section 72(s) of the Internal Revenue Code, and which includes an Owner Beneficiary and a Joint or Contingent Owner.

Earnings – As of the end of any Business Day, your Earnings equal your Contract Value less your aggregate Purchase Payments, which are reduced by withdrawals of prior Investments.

Fixed Account – An account that is part of our General Account in which all or a portion of the Accumulated Value may be held for accumulation at fixed rates of interest (which may not be less than 4.0%) declared by us at least annually.

Full Withdrawal Value – The amount you may receive upon full withdrawal of the Contract, which is equal to Accumulated Value minus any unpaid maintenance fee, any optional Rider Charges, any applicable contingent deferred sales charge, and any Contract Debt.

Fund – A registered open-end management investment company; collectively refers to Pacific Select Fund, AIM Variable Insurance Funds (Invesco Variable Insurance Funds), AllianceBernstein Variable Products Series Fund, Inc., American Century Variable Portfolios, Inc., BlackRock Variable Series Funds, Inc., Fidelity Variable Insurance Products Fund, First Trust Variable Insurance Trust, Franklin Templeton Variable Insurance Products Trust, GE Investments Funds, Janus Aspen Series, Lord Abbett Series Fund, MFS Variable Insurance Trust, PIMCO Variable Insurance Trust, and/or Van Eck VIP Trust.

General Account – All of our assets other than those allocated to the Pacific Select Variable Annuity Separate Account or to any of our other separate accounts.

In Proper Form – This is the standard we apply when we determine whether an instruction is satisfactory to us. An instruction (in writing or by other means that we accept (e.g. via telephone or electronic submission)) is considered to be in proper form if it is received at our Service Center in a manner that is satisfactory to us, such that is sufficiently complete and clear so that we do not have to exercise any discretion to follow the instruction, including any information and supporting legal documentation necessary to effect the transaction. Any forms that we provide will identify any necessary supporting documentation. We may, in our sole discretion, determine whether any particular transaction request is in proper form, and we reserve the right to change or waive any in proper form requirements at any time.

Investment (“Premium Payment”) (“Purchase Payment”) – An amount paid to us by or on behalf of a Contract Owner as consideration for the benefits provided under the Contract.

Investment Option – A Variable Account, any fixed option, and any other Investment Option added to the Contract by Rider or Endorsement.

Loan Account – The account in which the amount equal to the principal amount of a loan and any interest accrued is held to secure any Contract Debt.

Loan Account Value – The amount, including any interest accrued, held in the Loan Account to secure any Contract Debt.

Non-Natural Owner – A corporation, trust or other entity that is not a (natural) person.

Non-Qualified Contract – A Contract other than a Qualified Contract.

Owner Beneficiary – The person named (other than a Joint or Contingent Owner) to receive death benefit proceeds if the Owner dies before the Annuitant during the Accumulation Period.

Policyholder – The Contract Owner.

Portfolio – A separate portfolio of a Fund in which a Subaccount invests its assets.

Primary Annuitant – The individual that is named in your Contract, the events in the life of whom are of primary importance in affecting the timing or amount of the payout under the Contract.

Premium Payments (“Purchase Payments”) (“Investments”) – An amount paid to us by or on behalf of a Contract Owner, as consideration for the benefits provided under the Contract.

Purchase Payment (“Premium Payment”) (“Investment”) – An amount paid to us by or on behalf of a Contract Owner as consideration for the benefits provided under the Contract.

Qualified Contract – A Contract that qualifies under the Code as an individual retirement annuity or account (IRA), or form thereof, or a Contract purchased by a Qualified Plan, qualifying for special tax treatment under the Code.

Qualified Plan – A retirement plan that receives favorable tax treatment under Section 401, 403, 408, 408A or 457 of the Code.

SEC – Securities and Exchange Commission.

Separate Account – The Pacific Select Variable Annuity Separate Account. A separate account of ours that consists of Subaccounts, referred to as Variable Accounts, each of which invests in a separate Portfolio of the Fund.

Valuation Date – Each date on which the Separate Account is valued, which currently includes each day that the New York Stock Exchange is open for trading and our administrative offices are open. The New York Stock Exchange and our administrative offices are closed on weekends and on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, July Fourth, Labor Day, Thanksgiving Day, and Christmas Day, and the Friday before New Years Day, July Fourth or Christmas Day if that holiday falls on a Saturday, the Monday following New Year’s Day, July Fourth or Christmas Day if that holiday falls on a Sunday, unless unusual business conditions exist, such as the ending of a monthly or yearly accounting period. Any transaction called for on or as of any day is effected as of the end of that day. If any transaction or event called for under a Contract is scheduled to occur on a day that is not a Valuation Date, such transaction or event will be deemed to occur on the next following Valuation Date, unless otherwise specified. Any systematic pre-authorized transaction scheduled to occur on December 30 or December 31 where that day is not a Business Day will be deemed an order for the last Business Day of the Calendar Year and will be calculated using the applicable Subaccount Unit Value at the close of that Business Day. Special circumstances such as leap years and months with fewer than 31 days are discussed in the SAI.

Valuation Period – A period used in measuring the investment experience of each Variable Account of the Separate Account. The Valuation Period begins at the close of one Valuation Date and ends at the close of the next succeeding Valuation Date.

Variable Account – A separate account of ours or a subaccount of the Separate Account. Each Variable Account invests its assets in shares of a corresponding Portfolio.

Variable Investment Option – A subaccount of the Separate Account.

CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

PERFORMANCE INFORMATION

TAX DEFERRED ACCUMULATION
Power of Tax Deferral

DISTRIBUTION OF THE CONTRACTS
Pacific Select Distributors, Inc. (PSD)

GENERAL INFORMATION AND HISTORY
Systematic Transfer Options
More on Federal Tax Issues
Safekeeping of Assets
Misstatements

FINANCIAL STATEMENTS

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND INDEPENDENT AUDITORS

You can receive a copy of the Pacific Select Variable Annuity SAI without charge by calling us at (800) 722-4448 or you can visit our website at www.pacificlife.com to download a copy. Financial advisors may call us at (800) 722-2333.

APPENDIX A:

COREINCOME ADVANTAGE PLUS (SINGLE)
SAMPLE CALCULATIONS

The examples provided are based on certain hypothetical assumptions and are for example purposes only. Where Contract Value is reflected, the examples do not assume any specific return percentage. The examples have been provided to assist in understanding the benefits provided by this Rider and to demonstrate how Purchase Payments received and withdrawals made from the Contract prior to the Annuity Date affect the values and benefits under this Rider over an extended period of time. There may be minor differences in the calculations due to rounding. These examples are not intended to serve as projections of future investment returns nor are they a reflection of how your Contract will actually perform.

Only the Single version is available for purchase under this Contract. Any references to the Joint version do not apply.

Example #1 – Setting of Initial Values.

The values shown below are based on the following assumptions:

•	Initial Purchase Payment = $100,000
•	Rider Effective Date = Contract Date
•	Every Owner and Annuitant (every Designated Life for Joint) is 64 years old.

				Protected	Protected
	Purchase		Contract	Payment	Payment
	Payment	Withdrawal	Value	Base	Amount

Rider Effective Date	$100,000		$100,000	$100,000	$4,000

On the Rider Effective Date, the initial values are set as follows:

•	Protected Payment Base = Initial Purchase Payment = $100,000
•	Protected Payment Amount = 4% of Protected Payment Base = $4,000

Example #2 – Subsequent Purchase Payment.

The values shown below are based on the following assumptions:

•	Initial Purchase Payment = $100,000
•	Rider Effective Date = Contract Date
•	Every Owner and Annuitant (every Designated Life for Joint) is 64 years old.
•	A subsequent Purchase Payment of $100,000 is received during Contract Year 1.
•	No withdrawals taken.
•	Automatic Reset at Beginning of Contract Year 2.
•	Each Contract Anniversary referenced in the table represents the first day of the applicable Contract Year.

				Protected	Protected
	Purchase		Contract	Payment	Payment
	Payment	Withdrawal	Value	Base	Amount

Rider Effective Date	$100,000		$100,000	$100,000	$4,000

Activity	$100,000		$200,000	$200,000	$8,000

Year 2 Contract Anniversary	(Prior to Automatic Reset)		$207,000	$200,000	$8,000

Year 2 Contract Anniversary	(After Automatic Reset)		$207,000	$207,000	$8,280

Immediately after the $100,000 subsequent Purchase Payment during Contract Year 1, the Protected Payment Base is increased by the Purchase Payment amount to $200,000 ($100,000 + $100,000). The Protected Payment Amount after the Purchase Payment is equal to $8,000 (4% of the Protected Payment Base after the Purchase Payment).

An automatic reset takes place at Year 2 Contract Anniversary, since the Contract Value ($207,000) is higher than the Protected Payment Base ($200,000). This resets the Protected Payment Base to $207,000 and the Protected Payment Amount to $8,280 (4% × $207,000).

In addition to Purchase Payments, the Contract Value is further subject to increases and/or decreases during each Contract Year as a result of charges, fees and other deductions, and increases and/or decreases in the investment performance of the Variable Account.

Example #3 – Withdrawal Not Exceeding Protected Payment Amount.

The values shown below are based on the following assumptions:

•	Initial Purchase Payment = $100,000
•	Rider Effective Date = Contract Date
•	Every Owner and Annuitant (every Designated Life for Joint) is 64 years old.
•	A subsequent Purchase Payment of $100,000 is received during Contract Year 1.
•	A withdrawal equal to or less than the Protected Payment Amount is taken during Contract Year 2.
•	Contract Value immediately before withdrawal = $221,490.
•	Automatic Resets at Beginning of Contract Years 2 and 3.
•	Each Contract Anniversary referenced in the table represents the first day of the applicable Contract Year.

				Protected	Protected
	Purchase		Contract	Payment	Payment
	Payment	Withdrawal	Value	Base	Amount

Rider Effective Date	$100,000		$100,000	$100,000	$4,000

Activity	$100,000		$200,000	$200,000	$8,000

Year 2 Contract Anniversary	(Prior to Automatic Reset)		$207,000	$200,000	$8,000

Year 2 Contract Anniversary	(After Automatic Reset)		$207,000	$207,000	$8,280

Activity		$5,000	$216,490 (after $5,000 withdrawal)	$207,000	$3,280

Year 3 Contract Anniversary	(Prior to Automatic Reset)		$216,490	$207,000	$8,280

Year 3 Contract Anniversary	(After Automatic Reset)		$216,490	$216,490	$8,660

For an explanation of the values and activities at the start of and during Contract Year 1, refer to Examples #1 and #2.

An automatic reset takes place at Year 2 Contract Anniversary, since the Contract Value ($207,000) is higher than the Protected Payment Base ($200,000). This reset increases the Protected Payment Base to $207,000 and the Protected Payment Amount to $8,280 (4% × $207,000).

Because the $5,000 withdrawal during Contract Year 2 did not exceed the $8,280 Protected Payment Amount immediately prior to the withdrawal, the Protected Payment Base remains unchanged.

At Year 3 Contract Anniversary, since the Protected Payment Base was less than the Contract Value on that Contract Anniversary (see balances at Year 3 Contract Anniversary – Prior to Automatic Reset), an automatic reset occurs which increases the Protected Payment Base to an amount equal to 100% of the Contract Value (see balances at Year 3 Contract Anniversary – After Automatic Reset). As a result, the Protected Payment Amount after the automatic reset at the Year 3 Contract Anniversary is equal to $8,660 (4% of the reset Protected Payment Base).

Example #4 – Withdrawal Exceeding Protected Payment Amount.

The values shown below are based on the following assumptions:

•	Initial Purchase Payment = $100,000
•	Rider Effective Date = Contract Date
•	Every Owner and Annuitant (every Designated Life for Joint) is 64 years old.
•	A subsequent Purchase Payment of $100,000 is received during Contract Year 1.
•	A withdrawal greater than the Protected Payment Amount is taken during Contract Year 2.
•	Contract Value immediately before withdrawal = $195,000.
•	Automatic Resets at Beginning of Contract Years 2 and 3.

•	Each Contract Anniversary referenced in the table represents the first day of the applicable Contract Year.

				Protected	Protected
	Purchase		Contract	Payment	Payment
	Payment	Withdrawal	Value	Base	Amount

Rider Effective Date	$100,000		$100,000	$100,000	$4,000

Activity	$100,000		$200,000	$200,000	$8,000

Year 2 Contract Anniversary	(Prior to Automatic Reset)		$207,000	$200,000	$8,000

Year 2 Contract Anniversary	(After Automatic Reset)		$207,000	$207,000	$8,280

Activity		$30,000	$165,000 (after $30,000 withdrawal)	$182,926	$0

Year 3 Contract Anniversary	(Prior to Automatic Reset)		$192,000	$182,926	$7,317

Year 3 Contract Anniversary	(After Automatic Reset)		$192,000	$192,000	$7,680

For an explanation of the values and activities at the start of and during Contract Year 1, refer to Examples #1 and #2.

Because the $30,000 withdrawal during Contract Year 2 exceeds the $8,280 Protected Payment Amount immediately prior to the withdrawal, the Protected Payment Base immediately after the withdrawal will be reduced based on the following calculation:

First, determine the excess withdrawal amount, which is the total withdrawal amount less the Protected Payment Amount: $30,000 − $8,280 = $21,720.

Second, determine the reduction percentage by dividing the excess withdrawal amount computed above by the difference between the Contract Value and the Protected Payment Amount immediately before the withdrawal: $21,720 ÷ ($195,000 − $8,280) = 0.1163 or 11.63%.

Third, determine the new Protected Payment Base by reducing the Protected Payment Base immediately prior to the withdrawal by the percentage computed above: $207,000 − ($207,000 × 11.63%) = $182,926.

The Protected Payment Amount immediately after the withdrawal is equal to $0. This amount is determined by multiplying the Protected Payment Base before the withdrawal by 4% and then subtracting all of the withdrawals made during that Contract Year: (4% × $207,000) − $30,000 = -$21,720 or $0, since the Protected Payment Amount can’t be less than zero.

At Year 3 Contract Anniversary, since the Protected Payment Base was less than the Contract Value on that Contract Anniversary, an automatic reset occurs that increases the Protected Payment Base to an amount equal to 100% of the Contract Value on that date. (Compare the balances at Year 3 Contract Anniversary Prior to and After Automatic Reset).

Example #5 – Early Withdrawal.

The values shown below are based on the following assumptions:

•	Initial Purchase Payment = $100,000
•	Rider Effective Date = Contract Date
•	Every Owner and Annuitant (youngest Designated Life for Joint) is 56 1/2 years old.
•	A subsequent Purchase Payment of $100,000 is received during Contract Year 1.
•	A withdrawal greater than the Protected Payment Amount is taken during Contract Year 2.
•	Contract Value immediately before withdrawal = $221,490.
•	Automatic Resets at Beginning of Contract Years 2, 3 and 4.
•	Each Contract Anniversary referenced in the table represents the first day of the applicable Contract Year.

				Protected	Protected
	Purchase		Contract	Payment	Payment
	Payment	Withdrawal	Value	Base	Amount

Rider Effective Date	$100,000		$100,000	$100,000	$0

Activity	$100,000		$200,000	$200,000	$0

Year 2 Contract Anniversary	(Prior to Automatic Reset)		$207,000	$200,000	$0

Year 2 Contract Anniversary	(After Automatic Reset)		$207,000	$207,000	$0

Activity		$25,000	$196,490 (after $25,000 withdrawal)	$182,000	$0

Year 3 Contract Anniversary	(Prior to Automatic Reset)		$196,490	$182,000	$0

Year 3 Contract Anniversary	(After Automatic Reset)		$196,490	$196,490	$0

Year 4 Contract Anniversary	(Prior to Automatic Reset)		$205,000	$196,490	$0

Year 4 Contract Anniversary	(After Automatic Reset)		$205,000	$205,000	$8,200

For an explanation of the values and activities at the start of and during Contract Year 1, refer to Examples #1 and #2.

Because the $25,000 withdrawal during Contract Year 2 exceeds the $0 Protected Payment Amount immediately prior to the withdrawal, the Protected Payment Base immediately after the withdrawal will be reduced based on the following calculation:

First, determine the early withdrawal amount. The early withdrawal amount is the total withdrawal amount of $25,000.

Second, determine the reduction percentage by dividing the early withdrawal amount determined by the Contract Value prior to the withdrawal: $25,000 ÷ $221,490 = 0.1129 or 11.29%.

Third, determine the new Protected Payment Base by reducing the Protected Payment Base immediately prior to the withdrawal by the greater of (a) the total withdrawal amount ($25,000) and (b) the reduction percentage ($207,000 × 11.29%) = $23,370. Since $25,000 is greater than $23,370, the new Protected Payment Base is computed by subtracting $25,000 from the prior Protected Payment Base: $207,000 − $25,000 = $182,000.

At Year 3 Contract Anniversary, since the Protected Payment Base was less than the Contract Value on that Contract Anniversary, an Automatic Reset occurs which increases the Protected Payment Base to an amount equal to 100% of the Contract Value (compare balances at Year 3 Contract Anniversary – Prior to and After Automatic Reset). The Protected Payment Amount remains at $0 since the oldest Owner (youngest Annuitant for Non-Natural Owner or if this Rider is issued in California; youngest Designated Life for Joint) has not reached age 59 1/2.

At Year 4 Contract Anniversary, since the Protected Payment Base was less than the Contract Value on that Contract Anniversary, an Automatic Reset occurs which increases the Protected Payment Base to an amount equal to 100% of the Contract Value (compare balances at Year 4 Contract Anniversary – Prior to and After Automatic Reset). The Protected Payment Amount is set to $8,200 (4% × $205,000) since the oldest Owner (youngest Annuitant for Non-Natural Owner or if this Rider is issued in California; youngest Designated Life for Joint) reached age 59 1/2.

Example #6 – RMD Withdrawals.

This is an example of the effect of cumulative RMD Withdrawals during the Contract Year that exceed the Protected Payment Amount established for that Contract Year and its effect on the Protected Payment Base. The Annual RMD Amount is based on the entire interest of your Contract as of the previous year-end.

This table assumes quarterly withdrawals of only the Annual RMD Amount during the Contract Year. The calculated Annual RMD amount for the Calendar Year is $7,500 and the Contract Anniversary is May 1 of each year.

			Annual	Protected	Protected
Activity	RMD	Non-RMD	RMD	Payment	Payment
Date	Withdrawal	Withdrawal	Amount	Base	Amount

05/01/2006				$100,000	$4,000
Contract Anniversary

01/01/2007			$7,500

03/15/2007	$1,875			$100,000	$2,125

05/01/2007				$100,000	$4,000
Contract Anniversary

06/15/2007	$1,875			$100,000	$2,125

09/15/2007	$1,875			$100,000	$250

12/15/2007	$1,875			$100,000	$0

01/01/2008			$8,000

03/15/2008	$2,000			$100,000	$0

05/01/2008				$100,000	$4,000
Contract Anniversary

Since the RMD Amount for 2008 increases to $8,000, the quarterly withdrawals of the RMD Amount increase to $2,000, as shown by the RMD Withdrawal on March 15, 2008. Because all withdrawals during the Contract Year were RMD Withdrawals, there is no adjustment to the Protected Payment Base for exceeding the Protected Payment Amount. In addition, each contract year the Protected Payment Amount is reduced by the amount of each withdrawal until the Protected Payment Amount is zero.

This chart assumes quarterly withdrawals of the Annual RMD Amount and other non-RMD Withdrawals during the Contract Year. The calculated Annual RMD amount and Contract Anniversary are the same as above.

			Annual	Protected	Protected
Activity	RMD	Non-RMD	RMD	Payment	Payment
Date	Withdrawal	Withdrawal	Amount	Base	Amount

05/01/2006			$0	$100,000	$4,000
Contract Anniversary

01/01/2007			$7,500

03/15/2007	$1,875			$100,000	$2,125

04/01/2007		$2,000		$100,000	$125

05/01/2007				$100,000	$4,000
Contract Anniversary

06/15/2007	$1,875			$100,000	$2,125

09/15/2007	$1,875			$100,000	$250

11/15/2007		$4,000		$95,820	$0

On 3/15/07 there was an RMD Withdrawal of $1,875 and on 4/1/07 a non-RMD Withdrawal of $2,000. Because the total withdrawals during the Contract Year (5/1/06 through 4/30/07) did not exceed the Protected Payment Amount of $4,000 there was no adjustment to the Protected Payment Base. On 5/1/07, the Protected Payment Amount was re-calculated (4% of the Protected Payment Base) as of that Contract Anniversary.

On 11/15/07, there was a non-RMD Withdrawal ($4,000) that caused the cumulative withdrawals during the Contract Year ($7,750) to exceed the Protected Payment Amount ($4,000). As the withdrawal exceeded the Protected Payment Amount immediately prior to the withdrawal ($250), and assuming the Contract Value was $90,000 immediately prior to the withdrawal, the Protected Payment Base is reduced to $95,820.

The Values shown below are based on the following assumptions immediately before the excess withdrawal:

•	Contract Value = $90,000
•	Protected Payment Base = $100,000
•	Protected Payment Amount = $250

A withdrawal of $4,000 was taken, which exceeds the Protected Payment Amount of $250. The Protected Payment Base will be reduced based on the following calculation:

First, determine the excess withdrawal amount. The excess withdrawal amount is the total withdrawal amount less the Protected Payment Amount. Numerically, the excess withdrawal amount is $3,750 (total withdrawal amount − Protected Payment Amount; $4,000 − $250 = $3,750).

Second, determine the ratio for the proportionate reduction. The ratio is the excess withdrawal amount determined above divided by (Contract Value − Protected Payment Amount); the calculation is based on the Contract Value and the Protected Payment Amount values immediately before the excess withdrawal. Numerically, the ratio is 4.18% ($3,750 ÷ ($90,000 − $250); $3,750 ÷ $89,750 = 0.0418 or 4.18%).

Third, determine the new Protected Payment Base. The Protected Payment Base will be reduced on a proportionate basis. The Protected Payment Base is multiplied by 1 less the ratio determined above. Numerically, the new Protected Payment Base is $95,820 (Protected Payment Base × (1 − ratio); $100,000 × (1 − 4.18%); $100,000 × 95.82% = $95,820).

Example #7 – Lifetime Income.

This example applies to CoreIncome Advantage Plus (Single) only.

The values shown below are based on the following assumptions:

•	Initial Purchase Payment = $100,000
•	Rider Effective Date = Contract Date
•	Every Owner and Annuitant is 64 years old.
•	No subsequent Purchase Payments are received.
•	Withdrawals, each equal to 4% of the Protected Payment Base are taken each Contract Year.
•	No Automatic Reset or Owner-Elected Reset is assumed during the life of the Rider.
•	Death occurs during Contract Year 26 after the $4,000 withdrawal was made.

			Protected	Protected
Contract		End of Year	Payment	Payment
Year	Withdrawal	Contract Value	Base	Amount

1	$4,000	$96,489	$100,000	$4,000

2	$4,000	$92,410	$100,000	$4,000

3	$4,000	$88,543	$100,000	$4,000

4	$4,000	$84,627	$100,000	$4,000

5	$4,000	$80,662	$100,000	$4,000

6	$4,000	$76,648	$100,000	$4,000

7	$4,000	$72,583	$100,000	$4,000

8	$4,000	$68,467	$100,000	$4,000

9	$4,000	$64,299	$100,000	$4,000

10	$4,000	$60,078	$100,000	$4,000

11	$4,000	$55,805	$100,000	$4,000

12	$4,000	$51,478	$100,000	$4,000

13	$4,000	$47,096	$100,000	$4,000

14	$4,000	$42,660	$100,000	$4,000

15	$4,000	$38,168	$100,000	$4,000

16	$4,000	$33,619	$100,000	$4,000

17	$4,000	$29,013	$100,000	$4,000

18	$4,000	$24,349	$100,000	$4,000

19	$4,000	$19,626	$100,000	$4,000

20	$4,000	$14,844	$100,000	$4,000

21	$4,000	$10,002	$100,000	$4,000

22	$4,000	$5,099	$100,000	$4,000

23	$4,000	$0	$100,000	$4,000

24	$4,000	$0	$100,000	$4,000

25	$4,000	$0	$100,000	$4,000

26	$4,000	$0	$100,000	$4,000

On the Rider Effective Date, the initial values are set as follows:

•	Protected Payment Base = Initial Purchase Payment = $100,000
•	Protected Payment Amount = 4% of Protected Payment Base = $4,000

Because the amount of each withdrawal does not exceed the Protected Payment Amount immediately prior to the withdrawal ($4,000), the Protected Payment Base remains unchanged.

Withdrawals of 4% of the Protected Payment Base will continue to be paid each year (even after the Contract Value has been reduced to zero) until the date of death of an Owner or the date of death of the sole surviving Annuitant (death of any Annuitant for Non-Natural Owners), whichever occurs first.

Example #8 – Lifetime Income.

This example applies to CoreIncome Advantage Plus (Joint) only.

The values shown below are based on the following assumptions:

•	Initial Purchase Payment = $100,000
•	Rider Effective Date = Contract Date
•	All Designated Lives are 64 years old.
•	No subsequent Purchase Payments are received.
•	Withdrawals, each equal to 4% of the Protected Payment Base are taken each Contract Year.
•	No Automatic Reset or Owner-Elected Reset is assumed during the life of the Rider.
•	All Designated Lives remain eligible for lifetime income benefits while the Rider is in effect.
•	Surviving Spouse continues Contract upon the death of the first Designated Life.
•	Surviving Spouse dies during Contract Year 26 after the $4,000 withdrawal was made.

			Protected	Protected
Contract		End of Year	Payment	Payment
Year	Withdrawal	Contract Value	Base	Amount

1	$4,000	$96,489	$100,000	$4,000

2	$4,000	$92,410	$100,000	$4,000

3	$4,000	$88,543	$100,000	$4,000

4	$4,000	$84,627	$100,000	$4,000

5	$4,000	$80,662	$100,000	$4,000

6	$4,000	$76,648	$100,000	$4,000

7	$4,000	$72,583	$100,000	$4,000

8	$4,000	$68,467	$100,000	$4,000

9	$4,000	$64,299	$100,000	$4,000

10	$4,000	$60,078	$100,000	$4,000

11	$4,000	$55,805	$100,000	$4,000

12	$4,000	$51,478	$100,000	$4,000

13	$4,000	$47,096	$100,000	$4,000

Activity (Death of first Designated Life) 14	$4,000	$42,660	$100,000	$4,000

15	$4,000	$38,168	$100,000	$4,000

16	$4,000	$33,619	$100,000	$4,000

17	$4,000	$29,013	$100,000	$4,000

18	$4,000	$24,349	$100,000	$4,000

19	$4,000	$19,626	$100,000	$4,000

20	$4,000	$14,844	$100,000	$4,000

21	$4,000	$10,002	$100,000	$4,000

22	$4,000	$5,099	$100,000	$4,000

23	$4,000	$0	$100,000	$4,000

24	$4,000	$0	$100,000	$4,000

25	$4,000	$0	$100,000	$4,000

26	$4,000	$0	$100,000	$4,000

On the Rider Effective Date, the initial values are set as follows:

•	Protected Payment Base = Initial Purchase Payment = $100,000
•	Protected Payment Amount = 4% of Protected Payment Base = $4,000

Because the amount of each withdrawal does not exceed the Protected Payment Amount immediately prior to the withdrawal ($4,000), the Protected Payment Base remains unchanged.

During Contract Year 13, the death of the first Designated Life occurred. Withdrawals of the Protected Payment Amount (4% of the Protected Payment Base) will continue to be paid each year (even after the Contract Value was reduced to zero) until the Rider terminates.

If there was a change in Owner, Beneficiary or marital status prior to the death of the first Designated Life that resulted in the surviving Designated Life (spouse) to become ineligible for lifetime income benefits, then the lifetime income benefits under the Rider would not continue for the surviving Designated Life and the Rider would terminate upon the death of the first Designated Life.

APPENDIX B:

INCOME ACCESS
SAMPLE CALCULATIONS

The examples provided are based on certain hypothetical assumptions and are for example purposes only. Where Contract Value is reflected, the examples do not assume any specific return percentage. The examples have been provided to assist in understanding the benefits provided by this Rider and to demonstrate how Purchase Payments received and withdrawals made from the Contract prior to the Annuity Date affect the values and benefits under this Rider over an extended period of time. There may be minor differences in the calculations due to rounding. These examples are not intended to serve as projections of future investment returns nor are they a reflection of how your Contract will actually perform.

Example #1 – Setting of Initial Values.

The values shown below are based on the following assumptions:

•	Initial Purchase Payment = $100,000
•	Rider Effective Date = Contract Date

				Protected	Protected	Remaining
	Purchase		Contract	Payment	Payment	Protected
	Payment	Withdrawal	Value	Base	Amount	Balance

Rider Effective Date	$100,000		$100,000	$100,000	$7,000	$100,000

On the Rider Effective Date, the initial values are set as follows:

•	Protected Payment Base = Initial Purchase Payment = $100,000
•	Remaining Protected Balance = Initial Purchase Payment = $100,000
•	Protected Payment Amount = 7% of Protected Payment Base = $7,000

Example #2 – Subsequent Purchase Payments.

The values shown below are based on the following assumptions:

•	Initial Purchase Payment = $100,000
•	Rider Effective Date = Contract Date
•	A subsequent Purchase Payment of $20,000 is received during Contract Year 1.
•	No withdrawals taken.
•	Each Contract Anniversary referenced in the table represents the first day of the applicable Contract Year.

				Protected	Protected	Remaining
	Purchase		Contract	Payment	Payment	Protected
	Payment	Withdrawal	Value	Base	Amount	Balance

Rider Effective Date	$100,000		$100,000	$100,000	$7,000	$100,000

Activity	$20,000		$122,000	$120,000	$7,000	$120,000

Year 2 Contract Anniversary	(Prior to Automatic Reset)		$122,000	$120,000	$8,400	$120,000

Year 2 Contract Anniversary	(After Automatic Reset)		$122,000	$122,000	$8,540	$122,000

Immediately after the $20,000 subsequent Purchase Payment during Contract Year 1, the Protected Payment Base and Remaining Protected Balance are increased by the Purchase Payment amount to $120,000 ($100,000 + $20,000). The Protected Payment Amount after the Purchase Payment remains at $7,000 until the Protected Payment Amount is determined at Year 2 Contract Anniversary.

At Year 2 Contract Anniversary, since the Protected Payment Base was less than the Contract Value on that Contract Anniversary (see balances at Year 2 Contract Anniversary – Prior to Automatic Reset), an Automatic Reset occurred which changes the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value (see balances at Year 2 Contract Anniversary – After Automatic Reset). As a result, the Protected Payment Amount is equal to $8,540 (7% of the reset Protected Payment Base).

In addition to Purchase Payments, the Contract Value is further subject to increases and/or decreases during each Contract Year as a result of additional amounts credited, charges, fees and other deductions, and increases and/or decreases in the investment performance of the Variable Account.

Example #3 – Withdrawals Not Exceeding Protected Payment Amount.

The values shown below are based on the following assumptions:

•	Initial Purchase Payment = $100,000
•	Rider Effective Date = Contract Date
•	A subsequent Purchase Payment of $20,000 is received during Contract Year 1.
•	Automatic Reset at the Beginning of Contract Year 2.
•	A withdrawal equal to or less than the Protected Payment Amount is taken during Contract Year 2.
•	Each Contract Anniversary referenced in the table represents the first day of the applicable Contract Year.

				Protected	Protected	Remaining
	Purchase			Payment	Payment	Protected
	Payment	Withdrawal	Contract Value	Base	Amount	Balance

Rider Effective Date	$100,000		$100,000	$100,000	$7,000	$100,000

Activity	$20,000		$122,000	$120,000	$7,000	$120,000

Year 2 Contract Anniversary	(Prior to Automatic Reset)		$122,000	$120,000	$8,400	$120,000

Year 2 Contract Anniversary	(After Automatic Reset)		$122,000	$122,000	$8,540	$122,000

Activity		$8,540	$116,000	$122,000	$8,540	$113,460

Year 3 Contract Anniversary			$116,000	$122,000	$8,540	$113,460

For an explanation of the values and activities at the start of and during Contract Year 1, refer to Examples #1 and #2.

As the withdrawal during Contract Year 2 did not exceed the Protected Payment Amount immediately prior to the withdrawal ($8,540):

•	the Protected Payment Base remains unchanged; and
•	the Remaining Protected Balance is reduced by the amount of the withdrawal to $113,460 ($122,000 − $8,540).

Example #4 – Withdrawals Exceeding Protected Payment Amount.

The values shown below are based on the following assumptions:

•	Initial Purchase Payment = $100,000
•	Rider Effective Date = Contract Date
•	A subsequent Purchase Payment of $100,000 is received during Contract Year 1.
•	A withdrawal greater than the Protected Payment Amount is taken during Contract Year 2.
•	Automatic Reset at Beginning of Contract Year 2 and 4.
•	Each Contract Anniversary referenced in the table represents the first day of the applicable Contract Year.

				Protected	Protected	Remaining
	Purchase		Contract	Payment	Payment	Protected
	Payment	Withdrawal	Value	Base	Amount	Balance

Rider Effective Date	$100,000		$100,000	$100,000	$7,000	$100,000

Activity	$100,000		$200,000	$200,000	$7,000	$200,000

Year 2 Contract Anniversary	(Prior to Automatic Reset)		$207,000	$200,000	$14,000	$200,000

Year 2 Contract Anniversary	(After Automatic Reset)		$207,000	$207,000	$14,490	$207,000

Activity		$15,000	$206,490	$206,503	$14,490	$192,000

Year 3 Contract Anniversary			$206,490	$206,503	$14,455	$192,000

Year 4 Contract Anniversary	(Prior to Automatic Reset)		$220,944	$206,503	$14,455	$192,000

Year 4 Contract Anniversary	(After Automatic Reset)		$220,944	$220,944	$15,466	$220,944

For an explanation of the values and activities at the start of and during Contract Year 1, refer to Examples #1 and #2.

Because the $15,000 withdrawal during Contract Year 2 exceeds the Protected Payment Amount immediately prior to the withdrawal ($15,000 > $14,490), the Protected Payment Base and Remaining Protected Balance immediately after the withdrawal are reduced.

The Values shown below are based on the following assumptions immediately before the excess withdrawal:

•	Contract Value = $221,490
•	Protected Payment Base = $207,000
•	Remaining Protected Balance = $207,000
•	Protected Payment Amount = $14,490 (7% × Protected Payment Base; 7% × $207,000 = $14,490)
•	No withdrawals were taken prior to the excess withdrawal

A withdrawal of $15,000 was taken, which exceeds the Protected Payment Amount of $14,490 for the Contract Year. The Protected Payment Base and Remaining Protected Balance will be reduced based on the following calculation:

First, determine the excess withdrawal amount. The excess withdrawal amount is the total withdrawal amount less the Protected Payment Amount. Numerically, the excess withdrawal amount is $510 (total withdrawal amount − Protected Payment Amount; $15,000 − $14,490 = $510).

Second, determine the ratio for the proportionate reduction. The ratio is the excess withdrawal amount determined above divided by (Contract Value − Protected Payment Amount). The Contract Value prior to the withdrawal was $221,490, which equals the $206,490 after the withdrawal plus the $15,000 withdrawal amount. Numerically, the ratio is 0.24% ($510 ÷ ($221,490 − $14,490); $510 ÷ $207,000 = 0.0024 or 0.24%).

Third, determine the new Protected Payment Base. The Protected Payment Base will be reduced on a proportionate basis. The Protected Payment Base is multiplied by 1 less the ratio determined above. Numerically, the new Protected Payment Base is $206,503 (Protected Payment Base × (1 − ratio); $207,000 × (1 − 0.24%); $207,000 × 99.76% = $206,503).

Fourth, determine the new Remaining Protected Balance. The Remaining Protected Balance is reduced either on a proportionate basis or by the total withdrawal amount, whichever results in the lower Remaining Protected Balance amount.

To determine the proportionate reduction, the Remaining Protected Balance immediately before the withdrawal is reduced by the Protected Payment Amount multiplied by 1 less the ratio determined above. Numerically, after the proportionate reduction, the new Remaining Protected Balance is $192,047 (Remaining Protected Balance immediately before the withdrawal − Protected Payment Amount) × (1 − ratio); ($207,000 − $14,490) × (1 − 0.24%); $192,510 × 99.76% = $192,047).

To determine the total withdrawal amount reduction, the Remaining Protected Balance immediately before the withdrawal is reduced by the total withdrawal amount. Numerically, after the Remaining Protected Balance is reduced by the total withdrawal amount, the new Remaining Protected Balance is $192,000 (Remaining Protected Balance immediately before the withdrawal − total withdrawal amount; $207,000 − $15,000 = $192,000).

Therefore, since $192,000 (total withdrawal amount method) is less than $192,047 (proportionate method) the new Remaining Protected Balance is $192,000.

The Protected Payment Amount immediately after the withdrawal is equal to $14,490, but at the Beginning on Contract Year 3, it is adjusted to $14,455 (7% of the Protected Payment Base (7% of $206,503 = $14,455).

At Year 4 Contract Anniversary, since the Protected Payment Base was less than the Contract Value on that Contract Anniversary (see balances at Year 4 Contract Anniversary – Prior to Automatic Reset), an automatic reset occurred which resets the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value (see balances at Year 4 Contract Anniversary – After Automatic Reset).

Example #5 – RMD Withdrawals.

This is an example of the effect of cumulative RMD Withdrawals during the Contract Year that exceed the Protected Payment Amount established for that Contract Year and its effect on the Protected Payment Base and Remaining Protected Balance. The Annual RMD Amount is based on the entire interest of your Contract as of the previous year-end.

This table assumes quarterly withdrawals of only the Annual RMD Amount during the Contract Year. The calculated Annual RMD amount for the Calendar Year is $7,500 and the Contract Anniversary is May 1 of each year.

			Annual	Protected	Protected	Remaining
Activity	RMD	Non-RMD	RMD	Payment	Payment	Protected
Date	Withdrawal	Withdrawal	Amount	Base	Amount	Balance

05/01/2006 Contract Anniversary				$100,000	$7,000	$100,000

01/01/2007			$7,500

03/15/2007	$1,875			$100,000	$7,000	$98,125

05/01/2007 Contract Anniversary				$100,000	$7,000	$98,125

06/15/2007	$1,875			$100,000	$7,000	$96,250

09/15/2007	$1,875			$100,000	$7,000	$94,375

12/15/2007	$1,875			$100,000	$7,000	$92,500

01/01/2008			$8,000

03/15/2008	$2,000			$100,000	$7,000	$90,500

05/01/2008 Contract Anniversary				$100,000	$7,000	$90,500

Since the RMD Amount for 2008 increases to $8,000, the quarterly withdrawals of the RMD Amount increase to $2,000, as shown by the RMD Withdrawal on March 15, 2008. Because all withdrawals during the Contract Year were RMD Withdrawals, there is no adjustment to the Protected Payment Base for exceeding the Protected Payment Amount. The only effect is a reduction in the Remaining Protected Balance equal to the amount of each withdrawal.

This chart assumes quarterly withdrawals of the Annual RMD Amount and other non-RMD Withdrawals during the Contract Year. The calculated Annual RMD amount and Contract Anniversary are the same as above.

			Annual	Protected	Protected	Remaining
Activity	RMD	Non-RMD	RMD	Payment	Payment	Protected
Date	Withdrawal	Withdrawal	Amount	Base	Amount	Balance

05/01/2006 Contract Anniversary				$100,000	$7,000	$100,000

01/01/2007			$7,500

03/15/2007	$1,875			$100,000	$7,000	$98,125

04/01/2007		$2,000		$100,000	$7,000	$96,125

05/01/2007 Contract Anniversary				$100,000	$7,000	$96,125

06/15/2007	$1,875			$100,000	$7,000	$94,250

09/15/2007	$1,875			$100,000	$7,000	$92,375

11/15/2007		$4,000		$99,140	$7,000	$88,358

On 3/15/07 there was an RMD Withdrawal of $1,875 and on 4/1/07 a non-RMD Withdrawal of $2,000. Because the total withdrawals during the Contract Year (5/1/06 through 4/30/07) did not exceed the Protected Payment Amount of $7,000 there was no adjustment to the Protected Payment Base. The only effect is a reduction in the Remaining Protected Balance and the Protected Payment Amount equal to the amount of each withdrawal. On 5/1/07, the Protected Payment Amount was re-calculated (7% of the Protected Payment Base) as of that Contract Anniversary.

On 11/15/07, there was a non-RMD Withdrawal ($4,000) that caused the cumulative withdrawals during the Contract Year ($7,750) to exceed the Protected Payment Amount ($7,000). As the withdrawal exceeded the Protected Payment Amount and assuming the Contract Value was $90,000 immediately prior to the withdrawal, the Protected Payment Base is reduced to $99,140 and the Remaining Protected Balance is reduced to $88,358.

The Values shown below are based on the following assumptions immediately before the excess withdrawal:

•	Contract Value = $90,000
•	Protected Payment Base = $100,000

•	Remaining Protected Balance = $92,375
•	Protected Payment Amount less withdrawals already taken = $7,000 − $3,750 = $3,250

A withdrawal of $4,000 was taken, which exceeds the Protected Payment Amount for the Contract Year. The Protected Payment Base and Remaining Protected Balance will be reduced based on the following calculation:

First, determine the excess withdrawal amount. The excess withdrawal amount is the total withdrawal amount less the Protected Payment Amount less withdrawals already taken. Numerically, the excess withdrawal amount is $750 (total withdrawal amount − Protected Payment Amount less withdrawals already taken; $4,000 − ($7,000 − $3,750) = $750).

Second, determine the ratio for the proportionate reduction. The ratio is the excess withdrawal amount determined above divided by (Contract Value − Protected Payment Amount). Numerically, the ratio is 0.86% ($750 ÷ ($90,000 − $3,250); $750 ÷ $86,750 = 0.0086 or 0.86%).

Third, determine the new Protected Payment Base. The Protected Payment Base will be reduced on a proportionate basis. The Protected Payment Base is multiplied by 1 less the ratio determined above. Numerically, the new Protected Payment Base is $99,140 (Protected Payment Base × (1 − ratio); $100,000 × (1 − 0.86%); $100,000 × 99.14% = $99,140).

Fourth, determine the new Remaining Protected Balance. The Remaining Protected Balance is reduced either on a proportionate basis or by the total withdrawal amount, whichever results in the lower Remaining Protected Balance amount.

To determine the proportionate reduction, the Remaining Protected Balance is reduced by the Protected Payment Amount multiplied by 1 less the ratio determined above. Numerically, after the proportionate reduction, the Remaining Protected Balance is $88,358 (Remaining Protected Balance − Protected Payment Amount) × (1 − ratio); ($92,375 − $3,250) × (1 − 0.86%); $89,125 × 99.14% = $88,358).

To determine the total withdrawal amount reduction, the Remaining Protected Balance is reduced by the total withdrawal amount. Numerically, after the Remaining Protected Balance is reduced by the total withdrawal amount, the Remaining Protected Balance is $88,375 (Remaining Protected Balance − total withdrawal amount; $92,375 − $4,000 = $88,375).

Therefore, since $88,358 (proportionate method) is less than $88,375 (total withdrawal amount method) the new Remaining Protected Balance is $88,358.

APPENDIX C:

GUARANTEED PROTECTION ADVANTAGE 3 (GPA 3) SAMPLE CALCULATIONS

The examples provided are based on certain hypothetical assumptions and are for example purposes only. Where Contract Value is reflected, the examples do not assume any specific return percentage. They have been provided to assist in understanding the benefits provided by this Rider and to demonstrate how Purchase Payments and withdrawals made from the Contract Prior to the end of a 10-Year Term effect the values and benefits under this Rider. There may be minor differences in the calculations due to rounding. These examples are not intended to serve as projections of future investment returns nor are they a reflection of how your Contract will actually perform.

The values shown below are based on the following assumptions:

•	Initial Purchase Payment = $100,000
•	Rider Effective Date = Contract Date
•	A subsequent Purchase Payment of $20,000 is received in Contract Year 1 and $10,000 is received in Contract Year 4.
•	A withdrawal of $10,000 is taken during Contract Year 7.

Beginning	Purchase			Guaranteed	Amount
of Contract	Payments	Withdrawal	Contract	Protection	added to the
Year	Received	Amount	Value	Amount	Contract Value

1	$100,000		$100,000	$100,000

Activity	$20,000		$118,119	$120,000

2			$117,374	$120,000

3			$114,439	$120,000

4			$111,578	$120,000

Activity	$10,000		$119,480	$120,000

5			$118,726	$120,000

6			$124,662	$120,000

Step-Up (New 10- Year Term Begins)			$124,662	$124,662

7			$121,546	$124,662

Activity		$10,000	$109,259	$114,209

8			$108,570	$114,209

9			$105,856	$114,209

10			$103,209	$114,209

11			$100,629	$114,209

12			$98,114	$114,209

13			$95,661	$114,209

14			$93,269	$114,209

15			$90,937	$114,209

Values at End of 15th Year			$88,664 $114,209	$114,209 $0	$25,545

The Guaranteed Protection Amount is equal to (a) + (b) − (c) as indicated below:

(a)	is the Contract Value at the start of the Term,
(b)	is the amount of each subsequent Purchase Payment received during the first year of the Term, and
(c)	is a pro rata adjustment for withdrawals made from the Contract during the Term. The adjustment for each withdrawal is calculated by multiplying the Guaranteed Protection Amount prior to the withdrawal by the ratio of the amount of the withdrawal, including any applicable withdrawal charges, premium taxes, and/or other taxes, to the Contract Value immediately prior to the withdrawal.

On the Rider Effective Date, the initial values are set as follows:

•	Guaranteed Protected Amount = Initial Purchase Payment = $100,000 ($100,000 + 0 − 0 = $100,000)

During Contract Year 1, an additional Purchase Payment of $20,000 was made. Since this Purchase Payment was made during the first Contract Year, the Guaranteed Protection Amount will be increased by $20,000 to $120,000. ($100,000 + $20,000 − 0 = $120,000)

During Contract Year 4, an additional Purchase Payment of $10,000 was made. However, this Purchase Payment will not increase the Guaranteed Protection Amount because it was not made during the first Contract Year (or first year of the 10-Year Term).

On the 6th Contract Anniversary, an optional Step-Up was elected. The Step-Up will reset the Guaranteed Protection Amount equal to the Contract Value ($124,662) as of that Contract Anniversary.

During Contract Year 7, a withdrawal of $10,000 was made. This withdrawal will reduce the Guaranteed Protection Amount on a pro rata basis and will result in a new Guaranteed Protection Amount. The pro rata adjustment is $10,453 and was determined by calculating the ratio of the withdrawal to the Contract Value immediately before the withdrawal ($10,000 / $119,259 = 0.08385) multiplied by the Guaranteed Protection Amount prior to the withdrawal ($124,662 * 0.08385 = $10,453). The new Guaranteed Protection Amount (a) + (b) − (c) = $114,209 ($124,662 + 0 − $10,453 = 114,209).

At the end of Contract Year 15 (end of the 10-Year Term) the Contract Value ($88,664) is less than the Guaranteed Protection Amount ($114,209). Therefore, $25,545 ($114,209 − $88,664 = $25,545) is added to the Contract Value and the Rider terminates.

APPENDIX D:

EXAMPLES OF CONTINGENT DEFERRED SALES CHARGE

The following examples illustrate the operation of the contingent deferred sales charge.

Example 1:

A Contract Owner makes a single premium payment of $10,000 in the first Contract Year and the Contract’s Contract Value grows to $15,000 in the fifth Contract Year. A partial withdrawal of $11,000 is requested at that time and no prior withdrawals have been made.

Basis of Charge	Rate of Charge	Explanation
$1,000	0%	10% free withdrawal amount on premium Age 5 – No charge imposed.
9,000	3%	Applied against remaining premium Age 5.
1,000	0%	No charge imposed on an amount in excess of aggregate premiums received in last 5 Contract Years.

The contingent deferred sales charge would be $270.

Example 2:

A Contract Owner makes an initial premium payment of $5,000 in the first Contract Year, and subsequent Premium Payments of $2,000 in the second, third, and fourth Contract Years for total premiums of $11,000, and the Contract’s Contract Value has grown to $17,000 in the sixth Contract Year. A withdrawal of $12,000 is requested in the sixth Contract Year and no prior withdrawals have been made.

Basis of Charge	Rate of Charge	Explanation
$5,000	0%	Applied against premiums Age 6 – No charge imposed.
600	0%	10% free withdrawal amount applied against premium Age 5.
1,400	3%	Applied against remaining premium Age 5.
2,000	4%	Applied against premium Age 4.
2,000	5%	Applied against premium Age 3.
1,000	0%	No charge imposed on an amount in excess of aggregate premium received in last 5 Contract Years.

The contingent deferred sales charge would be $222.

Example 3:

A Contract Owner makes a single premium payment of $12,000 and has received four quarterly scheduled withdrawals of $200 in the second Contract Year. An unscheduled partial withdrawal was also made of $500 after the third scheduled withdrawal.

Basis of Charge	Rate of Charge	Explanation
$200	0%	10% free withdrawal amount on premium Age 2 – No charge imposed.
200	0%	10% free withdrawal amount on premium Age 2 – No charge imposed.
200	0%	10% free withdrawal amount on premium Age 2 – No charge imposed.
500	0%	10% free withdrawal amount on premium Age 2 – No charge imposed.
100	0%	10% free withdrawal amount on premium Age 2 – No charge imposed.
100	6%	Applied against premium Age 2.

The contingent deferred sales charge would be $6.

APPENDIX E:

OPTIONAL RIDERS NOT AVAILABLE
FOR PURCHASE

CoreIncome Advantage 5 Plus (Single)

(This Rider is called the Guaranteed Withdrawal Benefit VII Rider – Single Life in the Contract’s Rider.)

Rider Terms

Annual RMD Amount – The amount required to be distributed each Calendar Year for purposes of satisfying the minimum distribution requirements of Code Section 401(a)(9) (“Section 401(a)(9)”) and related Code provisions in effect as of the Rider Effective Date.

Early Withdrawal – Any withdrawal that occurs before the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner or if this Rider is issued in California) is 59 1/2 years of age.

Excess Withdrawal – Any withdrawal (except an RMD Withdrawal) that occurs after the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner or if this Rider is issued in California) is age 59 1/2 or older and exceeds the Protected Payment Amount.

Protected Payment Amount – The maximum amount that can be withdrawn under this Rider without reducing the Protected Payment Base. If the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner or if this Rider is issued in California) is 59 1/2 years of age or older, the Protected Payment Amount is equal to 5% of the Protected Payment Base, less cumulative withdrawals during that Contract Year and will be reset on each Contract Anniversary to 5% of the Protected Payment Base computed on that date. If the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner or if this Rider is issued in California) is younger than 59 1/2 years of age, the Protected Payment Amount is equal to zero (0); however, once the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner or if this Rider is issued in California) reaches age 59 1/2, the Protected Payment Amount will equal 5% of the Protected Payment Base and will be reset each Contract Anniversary. The initial Protected Payment Amount will depend upon the age of the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner or if this Rider is issued in California).

Protected Payment Base – An amount used to determine the Protected Payment Amount. The Protected Payment Base will remain unchanged except as otherwise described under the provisions of this Rider. The initial Protected Payment Base is equal to the initial Purchase Payment, if the Rider Effective Date is on the Contract Date, or the Contract Value, if the Rider Effective Date is on a Contract Anniversary.

Reset Date – Any Contract Anniversary after the Rider Effective Date on which an Automatic Reset or an Owner-Elected Reset occurs.

Rider Effective Date – The date the guarantees and charges for the Rider become effective. If the Rider is purchased within 60 days of the Contract Date, the Rider Effective Date is the Contract Date. If the Rider is purchased within 60 days of a Contract Anniversary, the Rider Effective Date is the date of that Contract Anniversary.

You will find information about an RMD Withdrawal in the Required Minimum Distributions subsection and information about Automatic Resets and Owner-Elected Resets in the Reset of Protected Payment Base subsection below.

How the Rider Works

Beginning at age 59 1/2, this Rider guarantees you can withdraw up to the Protected Payment Amount, regardless of market performance, until the Rider terminates. Beginning with the 1st anniversary of the Rider Effective Date or most recent Reset Date, whichever is later, the Rider provides for Automatic Annual Resets or Owner-Elected Resets of the Protected Payment Base to an amount equal to 100% of the Contract Value. Once the Rider is purchased, you cannot request a termination of the Rider (see the Termination subsection of this Rider for more information).

If the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner or if this Rider is issued in California) is 59 1/2 years of age or older, the Protected Payment Amount is 5% of the Protected Payment Base. If the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner or if this Rider is issued in California) is younger than 59 1/2 years of age, the Protected Payment Amount is zero (0).

The Protected Payment Base may change over time. An Automatic Reset or Owner-Elected Reset will increase or decrease the Protected Payment Base depending on the Contract Value on the Reset Date. A withdrawal that is less than or equal to the Protected Payment Amount will not change the Protected Payment Base. If a withdrawal is greater than the Protected Payment Amount and the Contract Value (less the Protected Payment Amount) is lower than the Protected Payment Base at the time of withdrawal, the Protected Payment Base will be reduced by an amount that is greater than the excess amount withdrawn. For withdrawals that are greater than the Protected Payment Amount, see the Withdrawal of Protected Payment Amount subsection.

For purposes of this Rider, the term “withdrawal” includes any applicable withdrawal charges. Amounts withdrawn under this Rider will reduce the Contract Value by the amount withdrawn and will be subject to the same conditions, limitations, restrictions and all other fees, charges and deductions, if applicable, as withdrawals otherwise made under the provisions of the Contract. Withdrawals under this Rider are not annuity payouts. Annuity payouts generally receive a more favorable tax treatment than other withdrawals.

If your Contract is a Qualified Contract, including an IRA or TSA/403(b) Contract, you are subject to restrictions on withdrawals you may take prior to a triggering event (e.g. reaching age 59 1/2, separation from service, disability) and you should consult your tax or legal advisor prior to purchasing this optional guarantee, the primary benefit of which is guaranteeing withdrawals. For additional information regarding withdrawals and triggering events, see FEDERAL TAX ISSUES – IRAs and Qualified Plans.

Withdrawal of Protected Payment Amount

When the oldest Owner (youngest Annuitant, in the case of a Non-Natural Owner or if this Rider is issued in California) is 59 1/2 years of age or older, you may withdraw up to the Protected Payment Amount each Contract Year, regardless of market performance, until the Rider terminates. The Protected Payment Amount will be reduced by the amount withdrawn during the Contract Year and will be reset each Contract Anniversary to 5% of the Protected Payment Base. Any portion of the Protected Payment Amount not withdrawn during a Contract Year may not be carried over to the next Contract Year. If a withdrawal does not exceed the Protected Payment Amount immediately prior to that withdrawal, the Protected Payment Base will remain unchanged.

Withdrawals Exceeding the Protected Payment Amount. If a withdrawal (except an RMD Withdrawal) exceeds the Protected Payment Amount immediately prior to that withdrawal, we will (immediately following the withdrawal) reduce the Protected Payment Base on a proportionate basis for the amount in excess of the Protected Payment Amount. (See example 4 in Sample Calculations below for a numerical example of the adjustments to the Protected Payment Base as a result of an Excess Withdrawal.) If a withdrawal is greater than the Protected Payment Amount and the Contract Value (less the Protected Payment Amount) is lower than the Protected Payment Base, the Protected Payment Base will be reduced by an amount that is greater than the excess amount withdrawn.

The amount available for withdrawal under the Contract must be sufficient to support any withdrawal that would otherwise exceed the Protected Payment Amount.

For information regarding taxation of withdrawals, see FEDERAL TAX ISSUES.

Early Withdrawal

If an Early Withdrawal occurs, we will (immediately following the Early Withdrawal) reduce the Protected Payment Base either on a proportionate basis or by the total withdrawal amount, whichever results in a lower Protected Payment Base. See example 5 in Sample Calculations below for a numerical example of the adjustments to the Protected Payment Base as a result of an Early Withdrawal.

Required Minimum Distributions

No adjustment will be made to the Protected Payment Base as a result of a withdrawal that exceeds the Protected Payment Amount immediately prior to the withdrawal, provided:

•	such withdrawal (an “RMD Withdrawal”) is for purposes of satisfying the minimum distribution requirements of Section 401(a)(9) and related Code provisions in effect at that time,

•	you have authorized us to calculate and make periodic distribution of the Annual RMD Amount for the Calendar Year required based on the payment frequency you have chosen,

•	the Annual RMD Amount is based on this Contract only, and

•	only RMD Withdrawals are made from the Contract during the Contract Year.

See example 6 in Sample Calculations below for numerical examples that describe what occurs when only withdrawals of the Annual RMD Amount are made during a Contract Year and when withdrawals of the Annual RMD Amount plus other non-RMD Withdrawals are made during a Contract Year.

See FEDERAL TAX ISSUES – Qualified Contracts – Required Minimum Distributions.

Depletion of Contract Value

If the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner or if this Rider is issued in California) is younger than age 59 1/2 when the Contract Value is zero (due to withdrawals, fees, market decline, or otherwise), the Rider will terminate.

If the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner or if this Rider is issued in California) is age 59 1/2 or older and the Contract Value was reduced to zero by a withdrawal that exceeds the Protected Payment Amount, the Rider will terminate.

If the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner or if this Rider is issued in California) is age 59 1/2 or older and the Contract Value was reduced to zero by a withdrawal (including an RMD Withdrawal) that did not exceed the Protected Payment Amount, the following will apply:

•	the Protected Payment Amount will be paid each year until the date of death of an Owner or the date of death of the sole surviving Annuitant (first Annuitant in the case of a Non-Natural Owner),

•	the Protected Payment Amount will be paid under a series of pre-authorized withdrawals under a payment frequency as elected by the Owner, but no less frequently than annually,

•	no additional Purchase Payments will be accepted under the Contract, and

•	the Contract will cease to provide any death benefit.

Reset of Protected Payment Base

On and after each Reset Date, the provisions of this Rider shall apply in the same manner as they applied when the Rider was originally issued. The limitations and restrictions on Purchase Payments and withdrawals, the deduction of Rider charges and any future reset options available on and after the Reset Date, will again apply and will be measured from that Reset Date. A reset occurs when the Protected Payment Base is changed to an amount equal to the Contract Value as of the Reset Date.

Automatic Reset. On each Contract Anniversary while this Rider is in effect and before the Annuity Date, we will automatically reset the Protected Payment Base to an amount equal to 100% of the Contract Value, if the Protected Payment Base is less than the Contract Value on that Contract Anniversary. The annual charge percentage may change as a result of any Automatic Reset (see CHARGES, FEES AND DEDUCTIONS – Optional Rider Charges).

Automatic Reset – Opt-Out Election. Within 60 days after a Contract Anniversary on which an Automatic Reset is effective, you have the option to reinstate the Protected Payment Base, Protected Payment Amount and annual charge percentage to their respective amounts immediately before the Automatic Reset. Any future Automatic Resets will continue in accordance with the Automatic Reset paragraph above.

If you elect this option, your opt-out election must be received, In Proper Form, within the same 60 day period after the Contract Anniversary on which the reset is effective.

Automatic Reset – Future Participation. You may elect not to participate in future Automatic Resets at any time. Your election must be received, In Proper Form, while this Rider is in effect and before the Annuity Date. Such election will be effective for future Contract Anniversaries.

If you previously elected not to participate in Automatic Resets, you may re-elect to participate in future Automatic Resets at any time. Your election to resume participation must be received, In Proper Form, while this Rider is in effect and before the Annuity Date. Such election will be effective for future Contract Anniversaries as described in the Automatic Reset paragraph above.

Owner-Elected Resets (Non-Automatic). You may, on any Contract Anniversary, elect to reset the Protected Payment Base to an amount equal to 100% of the Contract Value. An Owner-Elected Reset may be elected while Automatic Resets are in effect. The annual charge percentage may change as a result of this Reset.

If you elect this option, your election must be received, In Proper Form, within 60 days after the Contract Anniversary on which the reset is effective. The reset will be based on the Contract Value as of that Contract Anniversary. Your election of this option may result in a reduction in the Protected Payment Base and Protected Payment Amount. Generally, the reduction will occur when your Contract Value is less than the Protected Payment Base as of the Contract Anniversary you elected the reset. You are strongly advised to work with your financial advisor prior to electing an Owner-Elected Reset. We will provide you with written confirmation of your election.

Subsequent Purchase Payments

If we receive additional Purchase Payments after the Rider Effective Date, we will increase the Protected Payment Base by the amount of the Purchase Payments. However, for purposes of this Rider, we reserve the right to restrict additional Purchase Payments that result in a total of all Purchase Payments received after the 1st Contract Anniversary, measured from the Rider Effective Date, to exceed $100,000 without our prior approval.

Annuitization

If you annuitize the Contract at the maximum Annuity Date specified in your Contract and this Rider is still in effect at the time of your election and a Life Only fixed annuity option is chosen, the annuity payments will be equal to the greater of:

•	the Life Only fixed annual payment amount based on the terms of your Contract, or

•	the Protected Payment Amount in effect at the maximum Annuity Date.

If you annuitize the Contract at any time prior to the maximum Annuity Date specified in your Contract, your annuity payments will be determined in accordance with the terms of your Contract. The Protected Payment Base and Protected Payment Amount under this Rider will not be used in determining any annuity payments. Work with your financial advisor to determine if you should annuitize your Contract before the maximum Annuity Date or stay in the accumulation phase and continue to take withdrawals under the Rider.

Continuation of Rider if Surviving Spouse Continues Contract

This Rider terminates upon the death of an Owner or sole surviving Annuitant. If the surviving spouse continues the Contract, the surviving spouse may re-purchase this Rider (if available) on any Contract Anniversary. The existing protected balances will not carry over to the new Rider and will be based on the Contract Value at time of re-purchase.

The surviving spouse may elect to receive any death benefit proceeds instead of continuing the Contract (see THE CONTRACT – Death Benefit).

Termination

You cannot request a termination of the Rider. Except as otherwise provided below, the Rider will automatically terminate on the earliest of:

•	the day any portion of the Contract Value is no longer allocated according to the Investment Allocation Requirements,

•	the date of the death of an Owner or the date of death of the sole surviving Annuitant,

•	for Contracts with a Non-Natural Owner, the date of death of any Annuitant, including Primary, Joint and Contingent Annuitants,

•	the day the Contract is terminated in accordance with the provisions of the Contract,

•	the day we are notified of a change in ownership of the Contract to a non-spouse Owner if the Contract is Non-Qualified (excluding changes in ownership to or from certain trusts or if this Rider is issued in California),

•	the day the Contingent Annuitant becomes the Annuitant (if this Rider is issued in California),

•	the day you exchange this Rider for another withdrawal benefit Rider,

•	the Annuity Date (see the Annuitization subsection for additional information),

•	the day the Contract Value is reduced to zero as a result of a withdrawal (except an RMD Withdrawal) that exceeds the Protected Payment Amount, or

•	the day the Contract Value is reduced to zero if the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner or if this Rider is issued in California) is younger than age 59 1/2.

See the Depletion of Contract Value subsection for situations where the Rider will not terminate when the Contract Value is reduced to zero.

Sample Calculations

The examples provided are based on certain hypothetical assumptions and are for example purposes only. Where Contract Value is reflected, the examples do not assume any specific return percentage. The examples have been provided to assist in understanding the benefits provided by this Rider and to demonstrate how Purchase Payments received and withdrawals made from the Contract prior to the Annuity Date affect the values and benefits under this Rider over an extended period of time. There may be minor differences in the calculations due to rounding. These examples are not intended to serve as projections of future investment returns nor are they a reflection of how your Contract will actually perform.

Only the Single version is available for purchase under this Contract. Any references to the Joint version do not apply.

Example #1 – Setting of Initial Values.

The values shown below are based on the following assumptions:

•	Initial Purchase Payment = $100,000
•	Rider Effective Date = Contract Date
•	Every Owner and Annuitant (every Designated Life for Joint) is 64 years old.

				Protected	Protected
	Purchase		Contract	Payment	Payment
	Payment	Withdrawal	Value	Base	Amount

Rider Effective Date	$100,000		$100,000	$100,000	$5,000

On the Rider Effective Date, the initial values are set as follows:

•	Protected Payment Base = Initial Purchase Payment = $100,000
•	Protected Payment Amount = 5% of Protected Payment Base = $5,000

Example #2 – Subsequent Purchase Payment.

The values shown below are based on the following assumptions:

•	Initial Purchase Payment = $100,000
•	Rider Effective Date = Contract Date
•	Every Owner and Annuitant (every Designated Life for Joint) is 64 years old.
•	A subsequent Purchase Payment of $100,000 is received during Contract Year 1.
•	No withdrawals taken.
•	Automatic Reset at Beginning of Contract Year 2.
•	Each Contract Anniversary referenced in the table represents the first day of the applicable Contract Year.

				Protected	Protected
	Purchase		Contract	Payment	Payment
	Payment	Withdrawal	Value	Base	Amount

Rider Effective Date	$100,000		$100,000	$100,000	$5,000

Activity	$100,000		$200,000	$200,000	$10,000

Year 2 Contract Anniversary	(Prior to Automatic Reset)		$207,000	$200,000	$10,000

Year 2 Contract Anniversary	(After Automatic Reset)		$207,000	$207,000	$10,350

Immediately after the $100,000 subsequent Purchase Payment during Contract Year 1, the Protected Payment Base is increased by the Purchase Payment amount to $200,000 ($100,000 + $100,000). The Protected Payment Amount after the Purchase Payment is equal to $10,000 (5% of the Protected Payment Base after the Purchase Payment).

An automatic reset takes place at Year 2 Contract Anniversary, since the Contract Value ($207,000) is higher than the Protected Payment Base ($200,000). This resets the Protected Payment Base to $207,000 and the Protected Payment Amount to $10,350 (5% × $207,000).

In addition to Purchase Payments, the Contract Value is further subject to increases and/or decreases during each Contract Year as a result of charges, fees and other deductions, and increases and/or decreases in the investment performance of the Variable Account.

Example #3 – Withdrawal Not Exceeding Protected Payment Amount.

The values shown below are based on the following assumptions:

•	Initial Purchase Payment = $100,000
•	Rider Effective Date = Contract Date
•	Every Owner and Annuitant (every Designated Life for Joint) is 64 years old.
•	A subsequent Purchase Payment of $100,000 is received during Contract Year 1.
•	A withdrawal lower than the Protected Payment Amount is taken during Contract Year 2.
•	Contract Value immediately before withdrawal = $221,490.
•	Automatic Resets at Beginning of Contract Years 2 and 3.
•	Each Contract Anniversary referenced in the table represents the first day of the applicable Contract Year.

				Protected	Protected
	Purchase		Contract	Payment	Payment
	Payment	Withdrawal	Value	Base	Amount

Rider Effective Date	$100,000		$100,000	$100,000	$5,000

Activity	$100,000		$200,000	$200,000	$10,000

Year 2 Contract Anniversary	(Prior to Automatic Reset)		$207,000	$200,000	$10,000

Year 2 Contract Anniversary	(After Automatic Reset)		$207,000	$207,000	$10,350

Activity		$5,000	$216,490 (after $5,000 withdrawal)	$207,000	$5,350

Year 3 Contract Anniversary	(Prior to Automatic Reset)		$216,490	$207,000	$10,350

Year 3 Contract Anniversary	(After Automatic Reset)		$216,490	$216,490	$10,825

For an explanation of the values and activities at the start of and during Contract Year 1, refer to Examples #1 and #2.

An automatic reset takes place at Year 2 Contract Anniversary, since the Contract Value ($207,000) is higher than the Protected Payment Base ($200,000). This reset increases the Protected Payment Base to $207,000 and the Protected Payment Amount to $10,350 (5% × $207,000).

Because the $5,000 withdrawal during Contract Year 2 did not exceed the $10,350 Protected Payment Amount immediately prior to the withdrawal, the Protected Payment Base remains unchanged.

At Year 3 Contract Anniversary, since the Protected Payment Base was less than the Contract Value on that Contract Anniversary (see balances at Year 3 Contract Anniversary – Prior to Automatic Reset), an automatic reset occurs which increases the Protected Payment Base to an amount equal to 100% of the Contract Value (see balances at Year 3 Contract Anniversary – After Automatic Reset). As a result, the Protected Payment Amount after the automatic reset at the Year 3 Contract Anniversary is equal to $10,825 (5% of the reset Protected Payment Base).

Example #4 – Withdrawal Exceeding Protected Payment Amount.

The values shown below are based on the following assumptions:

•	Initial Purchase Payment = $100,000
•	Rider Effective Date = Contract Date
•	Every Owner and Annuitant (every Designated Life for Joint) is 64 years old.
•	A subsequent Purchase Payment of $100,000 is received during Contract Year 1.
•	A withdrawal greater than the Protected Payment Amount is taken during Contract Year 2.
•	Contract Value immediately before withdrawal = $195,000.
•	Automatic Resets at Beginning of Contract Years 2 and 3.

•	Each Contract Anniversary referenced in the table represents the first day of the applicable Contract Year.

				Protected	Protected
	Purchase		Contract	Payment	Payment
	Payment	Withdrawal	Value	Base	Amount

Rider Effective Date	$100,000		$100,000	$100,000	$5,000

Activity	$100,000		$200,000	$200,000	$10,000

Year 2 Contract Anniversary	(Prior to Automatic Reset)		$207,000	$200,000	$10,000

Year 2 Contract Anniversary	(After Automatic Reset)		$207,000	$207,000	$10,350

Activity		$30,000	$165,000 (after $30,000 withdrawal)	$184,975	$0

Year 3 Contract Anniversary	(Prior to Automatic Reset)		$192,000	$184,975	$9,249

Year 3 Contract Anniversary	(After Automatic Reset)		$192,000	$192,000	$9,600

For an explanation of the values and activities at the start of and during Contract Year 1, refer to Examples #1 and #2.

Because the $30,000 withdrawal during Contract Year 2 exceeds the $10,350 Protected Payment Amount immediately prior to the withdrawal, the Protected Payment Base immediately after the withdrawal will be reduced based on the following calculation:

First, determine the excess withdrawal amount, which is the total withdrawal amount less the Protected Payment Amount: $30,000 − $10,350 = $19,650.

Second, determine the reduction percentage by dividing the excess withdrawal amount computed above by the difference between the Contract Value and the Protected Payment Amount immediately before the withdrawal: $19,650 ÷ ($195,000 − $10,350) = 0.1064 or 10.64%.

Third, determine the new Protected Payment Base by reducing the Protected Payment Base immediately prior to the withdrawal by the percentage computed above: $207,000 − ($207,000 × 10.64%) = $184,975.

The Protected Payment Amount immediately after the withdrawal is equal to $0. This amount is determined by multiplying the Protected Payment Base before the withdrawal by 5% and then subtracting all of the withdrawals made during that Contract Year: (5% × $207,000) − $30,000 = -$19,650 or $0, since the Protected Payment Amount can’t be less than zero.

At Year 3 Contract Anniversary, since the Protected Payment Base was less than the Contract Value on that Contract Anniversary, an automatic reset occurs that increases the Protected Payment Base to an amount equal to 100% of the Contract Value on that date. (Compare the balances at Year 3 Contract Anniversary Prior to and After Automatic Reset).

Example #5 – Early Withdrawal.

The values shown below are based on the following assumptions:

•	Initial Purchase Payment = $100,000
•	Rider Effective Date = Contract Date
•	Every Owner and Annuitant (youngest Designated Life for Joint) is 56 1/2 years old.
•	A subsequent Purchase Payment of $100,000 is received during Contract Year 1.
•	A withdrawal greater than the Protected Payment Amount is taken during Contract Year 2.
•	Contract Value immediately before withdrawal = $221,490.
•	Automatic Resets at Beginning of Contract Years 2, 3 and 4.
•	Each Contract Anniversary referenced in the table represents the first day of the applicable Contract Year.

				Protected	Protected
	Purchase		Contract	Payment	Payment
	Payment	Withdrawal	Value	Base	Amount

Rider Effective Date	$100,000		$100,000	$100,000	$0

Activity	$100,000		$200,000	$200,000	$0

Year 2 Contract Anniversary	(Prior to Automatic Reset)		$207,000	$200,000	$0

Year 2 Contract Anniversary	(After Automatic Reset)		$207,000	$207,000	$0

Activity		$25,000	$196,490 (after $25,000 withdrawal)	$182,000	$0

Year 3 Contract Anniversary	(Prior to Automatic Reset)		$196,490	$182,000	$0

Year 3 Contract Anniversary	(After Automatic Reset)		$196,490	$196,490	$0

Year 4 Contract Anniversary	(Prior to Automatic Reset)		$205,000	$196,490	$0

Year 4 Contract Anniversary	(After Automatic Reset)		$205,000	$205,000	$10,250

For an explanation of the values and activities at the start of and during Contract Year 1, refer to Examples #1 and #2.

Because the $25,000 withdrawal during Contract Year 2 exceeds the $0 Protected Payment Amount immediately prior to the withdrawal, the Protected Payment Base immediately after the withdrawal will be reduced based on the following calculation:

First, determine the early withdrawal amount. The early withdrawal amount is the total withdrawal amount of $25,000.

Second, determine the reduction percentage by dividing the early withdrawal amount determined by the Contract Value prior to the withdrawal: $25,000 ÷ $221,490 = 0.1129 or 11.29%.

Third, determine the new Protected Payment Base by reducing the Protected Payment Base immediately prior to the withdrawal by the greater of (a) the total withdrawal amount ($25,000) and (b) the reduction percentage ($207,000 × 11.29%) = $23,370. Since $25,000 is greater than $23,370, the new Protected Payment Base is computed by subtracting $25,000 from the prior Protected Payment Base: $207,000 − $25,000 = $182,000.
At Year 3 Contract Anniversary, since the Protected Payment Base was less than the Contract Value on that Contract Anniversary, an Automatic Reset occurs which increases the Protected Payment Base to an amount equal to 100% of the Contract Value (compare balances at Year 3 Contract Anniversary – Prior to and After Automatic Reset). The Protected Payment Amount remains at $0 since the oldest Owner (youngest Annuitant for Non-Natural Owner or if this Rider is issued in California; youngest Designated Life for Joint) has not reached age 59 1/2.

At Year 4 Contract Anniversary, since the Protected Payment Base was less than the Contract Value on that Contract Anniversary, an Automatic Reset occurs which increases the Protected Payment Base to an amount equal to 100% of the Contract Value (compare balances at Year 4 Contract Anniversary – Prior to and After Automatic Reset). The Protected Payment Amount is set to $10,250 (5% × $205,000) since the oldest Owner (youngest Annuitant for Non-Natural Owner or if this Rider is issued in California; youngest Designated Life for Joint) reached age 59 1/2.

Example #6 – RMD Withdrawals.

This is an example of the effect of cumulative RMD Withdrawals during the Contract Year that exceed the Protected Payment Amount established for that Contract Year and its effect on the Protected Payment Base. The Annual RMD Amount is based on the entire interest of your Contract as of the previous year-end.

This table assumes quarterly withdrawals of only the Annual RMD Amount during the Contract Year. The calculated Annual RMD amount for the Calendar Year is $7,500 and the Contract Anniversary is May 1 of each year.

			Annual	Protected	Protected
Activity	RMD	Non-RMD	RMD	Payment	Payment
Date	Withdrawal	Withdrawal	Amount	Base	Amount

05/01/2006				$100,000	$5,000
Contract Anniversary

01/01/2007			$7,500

03/15/2007	$1,875			$100,000	$3,125

05/01/2007				$100,000	$5,000
Contract Anniversary

06/15/2007	$1,875			$100,000	$3,125

09/15/2007	$1,875			$100,000	$1,250

12/15/2007	$1,875			$100,000	$0

01/01/2008			$8,000

03/15/2008	$2,000			$100,000	$0

05/01/2008				$100,000	$5,000
Contract Anniversary

Since the RMD Amount for 2008 increases to $8,000, the quarterly withdrawals of the RMD Amount increase to $2,000, as shown by the RMD Withdrawal on March 15, 2008. Because all withdrawals during the Contract Year were RMD Withdrawals, there is no adjustment to the Protected Payment Base for exceeding the Protected Payment Amount. In addition, each contract year the Protected Payment Amount is reduced by the amount of each withdrawal until the Protected Payment Amount is zero.

This chart assumes quarterly withdrawals of the Annual RMD Amount and other non-RMD Withdrawals during the Contract Year. The calculated Annual RMD amount and Contract Anniversary are the same as above.

			Annual	Protected	Protected
Activity	RMD	Non-RMD	RMD	Payment	Payment
Date	Withdrawal	Withdrawal	Amount	Base	Amount

05/01/2006			$0	$100,000	$5,000
Contract Anniversary

01/01/2007			$7,500

03/15/2007	$1,875			$100,000	$3,125

04/01/2007		$2,000		$100,000	$1,125

05/01/2007				$100,000	$5,000
Contract Anniversary

06/15/2007	$1,875			$100,000	$3,125

09/15/2007	$1,875			$100,000	$1,250

11/15/2007		$4,000		$96,900	$0

On 3/15/07 there was an RMD Withdrawal of $1,875 and on 4/1/07 a non-RMD Withdrawal of $2,000. Because the total withdrawals during the Contract Year (5/1/06 through 4/30/07) did not exceed the Protected Payment Amount of $5,000 there was no adjustment to the Protected Payment Base. On 5/1/07, the Protected Payment Amount was re-calculated (5% of the Protected Payment Base) as of that Contract Anniversary.

On 11/15/07, there was a non-RMD Withdrawal ($4,000) that caused the cumulative withdrawals during the Contract Year ($7,750) to exceed the Protected Payment Amount ($5,000). As the withdrawal exceeded the Protected Payment Amount immediately prior to the withdrawal ($1,250), and assuming the Contract Value was $90,000 immediately prior to the withdrawal, the Protected Payment Base is reduced to $96,900.

The Values shown below are based on the following assumptions immediately before the excess withdrawal:

•	Contract Value = $90,000
•	Protected Payment Base = $100,000
•	Protected Payment Amount = $1,250

A withdrawal of $4,000 was taken, which exceeds the Protected Payment Amount of $1,250. The Protected Payment Base will be reduced based on the following calculation:

First, determine the excess withdrawal amount. The excess withdrawal amount is the total withdrawal amount less the Protected Payment Amount. Numerically, the excess withdrawal amount is $2,750 (total withdrawal amount − Protected Payment Amount; $4,000 − $1,250 = $2,750).

Second, determine the ratio for the proportionate reduction. The ratio is the excess withdrawal amount determined above divided by (Contract Value − Protected Payment Amount); the calculation is based on the Contract Value and the Protected Payment Amount values immediately before the excess withdrawal. Numerically, the ratio is 3.10% ($2,750 ÷ ($90,000 − $1,250); $2,750 ÷ $88,750 = 0.0310 or 3.10%).

Third, determine the new Protected Payment Base. The Protected Payment Base will be reduced on a proportionate basis. The Protected Payment Base is multiplied by 1 less the ratio determined above. Numerically, the new Protected Payment Base is $96,900 (Protected Payment Base × (1 − ratio); $100,000 × (1 − 3.10%); $100,000 × 96.90% = $96,900).

Example #7 – Lifetime Income.

The values shown below are based on the following assumptions:

•	Initial Purchase Payment = $100,000
•	Rider Effective Date = Contract Date
•	Every Owner and Annuitant is 64 years old.
•	No subsequent Purchase Payments are received.
•	Withdrawals, each equal to 5% of the Protected Payment Base are taken each Contract Year.
•	No Automatic Reset or Owner-Elected Reset is assumed during the life of the Rider.
•	Death occurred during Contract Year 26 after the $5,000 withdrawal was made.

			Protected	Protected
Contract		End of Year	Payment	Payment
Year	Withdrawal	Contract Value	Base	Amount

1	$5,000	$96,489	$100,000	$5,000

2	$5,000	$92,410	$100,000	$5,000

3	$5,000	$88,543	$100,000	$5,000

4	$5,000	$84,627	$100,000	$5,000

5	$5,000	$80,662	$100,000	$5,000

6	$5,000	$76,648	$100,000	$5,000

7	$5,000	$72,583	$100,000	$5,000

8	$5,000	$68,467	$100,000	$5,000

9	$5,000	$64,299	$100,000	$5,000

10	$5,000	$60,078	$100,000	$5,000

11	$5,000	$55,805	$100,000	$5,000

12	$5,000	$51,478	$100,000	$5,000

13	$5,000	$47,096	$100,000	$5,000

14	$5,000	$42,660	$100,000	$5,000

15	$5,000	$38,168	$100,000	$5,000

16	$5,000	$33,619	$100,000	$5,000

17	$5,000	$29,013	$100,000	$5,000

18	$5,000	$24,349	$100,000	$5,000

19	$5,000	$19,626	$100,000	$5,000

20	$5,000	$14,844	$100,000	$5,000

21	$5,000	$10,002	$100,000	$5,000

22	$5,000	$5,099	$100,000	$5,000

23	$5,000	$0	$100,000	$5,000

24	$5,000	$0	$100,000	$5,000

25	$5,000	$0	$100,000	$5,000

26	$5,000	$0	$100,000	$5,000

On the Rider Effective Date, the initial values are set as follows:

•	Protected Payment Base = Initial Purchase Payment = $100,000
•	Protected Payment Amount = 5% of Protected Payment Base = $5,000

Because the amount of each withdrawal does not exceed the Protected Payment Amount immediately prior to the withdrawal ($5,000), the Protected Payment Base remains unchanged.

Withdrawals of 5% of the Protected Payment Base will continue to be paid each year (even after the Contract Value has been reduced to zero) until the date of death of an Owner or the date of death of the sole surviving Annuitant (death of any Annuitant for Non-Natural Owners), whichever occurs first.

CoreProtect Advantage

(This Rider is called the Guaranteed Withdrawal Benefit IV Rider in the Contract’s Rider.)

Rider Terms

Annual Credit – An amount added to the Annual Credit Value.

Annual Credit Value – One of two values (the other value is the Highest Anniversary Value) that determine the Protected Payment Base prior to the earlier of:

•	the first withdrawal since the Rider Effective Date, or

•	10 Contract Anniversaries from the Rider Effective Date.

The Annual Credit Value is increased each year by any Annual Credits, plus any subsequent Purchase Payments received from the most recent Contract Anniversary, during the periods described above.

The initial Annual Credit Value is equal to the initial Purchase Payment, if the Rider Effective Date is on the Contract Date, or the Contract Value, if the Rider Effective Date is on a Contract Anniversary.

Annual RMD Amount – The amount required to be distributed each Calendar Year for purposes of satisfying the minimum distribution requirements of Code Section 401(a)(9) (“Section 401(a)(9)”) and related Code provisions in effect as of the Rider Effective Date.

Highest Anniversary Value – One of two values (the other value is the Annual Credit Value) that determine the Protected Payment Base prior to the earlier of:

•	the first withdrawal since the Rider Effective Date, or

•	10 Contract Anniversaries from the Rider Effective Date.

On any day after the Rider Effective Date and during the periods described above, the Highest Anniversary Value is equal to:

•	the Highest Anniversary Value as of the prior day, plus

•	Purchase Payments received by us on that day.

On any Contract Anniversary after the Rider Effective Date, the Highest Anniversary Value is equal to the greater of:

•	the Contract Value as of that Contract Anniversary (prior to the Rider fee assessment), or

•	the Highest Anniversary Value immediately prior to that Contract Anniversary.

The initial Highest Anniversary Value is equal to the initial Purchase Payment, if the Rider Effective Date is on the Contract Date, or the Contract Value, if the Rider Effective Date is on a Contract Anniversary.

Protected Payment Amount – The maximum amount that can be withdrawn under this Rider without reducing the Protected Payment Base.

If the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner) is age 65 or older when the first withdrawal was taken or the most recent reset, whichever is later, the Protected Payment Amount on any day after the Rider Effective Date is equal to 5% multiplied by the Protected Payment Base as of that day, less cumulative withdrawals during the Contract Year.

If the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner) is age 64 or younger when the first withdrawal was taken or the most recent reset, whichever is later, the Protected Payment Amount on any day after the Rider Effective Date is equal to the lesser of:

•	5% multiplied by the Protected Payment Base as of that day, less cumulative withdrawals during that Contract Year, or

•	the Remaining Protected Balance as of that day.

The Protected Payment Amount will never be less than zero. The initial Protected Payment Amount on the Rider Effective Date is equal to 5% of the initial Protected Payment Base.

Protected Payment Base – An amount used to determine the Protected Payment Amount. The Protected Payment Base will never be less than zero and will remain unchanged except as otherwise described under the provisions of this Rider. The initial Protected Payment Base is equal to the initial Purchase Payment, if the Rider Effective Date is on the Contract Date, or the Contract Value, if the Rider Effective Date is on a Contract Anniversary.

Remaining Protected Balance – The amount available for future withdrawals made under this Rider, unless withdrawals are guaranteed until the death of an Owner or sole surviving Annuitant (first Annuitant in the case of a Non-Natural Owner). The Remaining Protected Balance will never be less than zero. The initial Remaining Protected Balance is equal to the initial Purchase Payment, if the Rider Effective Date is on the Contract Date, or the Contract Value, if the Rider Effective Date is on a Contract Anniversary.

Reset Date – Any Contract Anniversary after the Rider Effective Date on which an Automatic Reset or an Owner-Elected Reset occurs.

Rider Effective Date – The date the guarantees and charges for the Rider become effective. If the Rider is purchased within 60 days of the Contract Date, the Rider Effective Date is the Contract Date. If the Rider is purchased within 60 days of a Contract Anniversary, the Rider Effective Date is the date of that Contract Anniversary.

Adjustment to Protected Payment Base and Remaining Protected Balance Using the Annual Credit Value or Highest Anniversary Value

On each Contract Anniversary, while this Rider is in effect, before the Annuity Date, and before the earlier of:

•	the first withdrawal since the Rider Effective Date, or

•	10 Contract Anniversaries from the Rider Effective Date,

the Protected Payment Base and Remaining Protected Balance will be equal to the greater of the Annual Credit Value or the Highest Anniversary Value. An increase to the Annual Credit Value or Highest Anniversary Value is not considered an Automatic Reset or an Owner-Elected Reset and will not result in a change to the annual charge percentage. In addition, once resets become available (after the first withdrawal or 10 Contract Anniversaries as described above), eligibility for the Annual Credit Value or Highest Anniversary Value adjustment cannot be reinstated by any Automatic Reset or Owner-Elected Reset.

Subsequent Purchase Payments

Purchase Payments received after the Rider Effective Date and prior to the earlier of:

•	the first withdrawal since the Rider Effective Date, or

•	10 Contract Anniversaries from the Rider Effective Date,

will result in an increase in the Annual Credit Value, Highest Anniversary Value, Protected Payment Base, and Remaining Protected Balance equal to the Purchase Payment Amount.

Purchase Payments received after the Rider Effective Date and after the earlier of:

•	the first withdrawal since the Rider Effective Date, or

•	10 Contract Anniversaries from the Rider Effective Date,

will result in an increase in the Protected Payment Base and Remaining Protected Balance equal to the Purchase Payment Amount.

However, for purposes of this Rider, we reserve the right to restrict additional Purchase Payments that result in a total of all Purchase Payments received after the 1st Contract Anniversary, measured from the later of the Rider Effective Date or most recent Reset Date, to exceed $100,000 without our prior approval. This provision only applies if the Contract to which this Rider is attached, permits Purchase Payments after the 1st Contract Anniversary, measured from the Contract Date.

How the Rider Works

On any day, this Rider guarantees you can withdraw up to the Protected Payment Amount each contract year, regardless of market performance, until the Rider terminates. Lifetime withdrawals up to the Protected Payment Amount may continue after the Remaining Protected Balance is reduced to zero (0) if the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner) was age 65 or older when the first withdrawal was taken after the Rider Effective Date or the most recent Reset Date, whichever is later. If a withdrawal was taken at age 64 or younger and there was no subsequent Reset, the Rider will terminate once the Remaining Protected Balance is reduced to zero (0). This Rider also provides for a Highest Anniversary Value feature and for an amount (an “Annual Credit”) to be added to the Annual Credit Value. Once the Rider is purchased, you cannot request a termination of the Rider (see the Termination subsection of this Rider for more information).

The Protected Payment Base and Remaining Protected Balance may change over time. The Annual Credit Value or the Highest Anniversary Value (whichever is greater) will increase the Protected Payment Base and the Remaining Protected Balance prior to the earlier of the first withdrawal since the Rider Effective Date or 10 Contract Anniversaries from the Rider Effective Date. An Automatic Reset or Owner-Elected Reset will increase or decrease the Protected Payment Base and Remaining Protected Balance depending on the Contract Value on the Reset Date. A withdrawal that is less than or equal to the Protected Payment Amount will reduce the Remaining Protected Balance by the amount of the withdrawal and will not change the Protected Payment Base. If a withdrawal is greater than Protected Payment Amount and the Contract Value is less than the Protected Payment Base, both the Protected Payment Base and Remaining Protected Balance will be reduced by an amount that is greater than the excess amount withdrawn. For withdrawals that are greater than the Protected Payment Amount, see the Withdrawal of Protected Payment Amount subsection.

For purposes of this Rider, the term “withdrawal” includes any applicable withdrawal charges. Amounts withdrawn under this Rider will reduce the Contract Value by the amount withdrawn and will be subject to the same conditions, limitations, restrictions and all other fees, charges and deductions, if applicable, as withdrawals otherwise made under the provisions of the Contract. Withdrawals under this Rider are not annuity payouts. Annuity payouts generally receive a more favorable tax treatment than other withdrawals.

If your Contract is a Qualified Contract, including a TSA/403(b) Contract, you are subject to restrictions on withdrawals you may take prior to a triggering event (e.g. reaching age 59 1/2, separation from service, disability) and you should consult your tax or legal advisor prior to purchasing this optional guarantee, the primary benefit of which is guaranteeing withdrawals. For additional information regarding withdrawals and triggering events, see FEDERAL TAX ISSUES – IRAs and Qualified Plans.

Withdrawal of Protected Payment Amount

While this Rider is in effect, you may withdraw up to the Protected Payment Amount each Contract Year, regardless of market performance, until the Rider terminates. Any portion of the Protected Payment Amount not withdrawn during a Contract Year may not be carried over to the next Contract Year.

If a withdrawal does not exceed the Protected Payment Amount immediately prior to that withdrawal, the Protected Payment Base will remain unchanged. The Remaining Protected Balance will decrease by the withdrawal amount immediately following the withdrawal.

Withdrawals Exceeding the Protected Payment Amount. If a withdrawal (except an RMD Withdrawal) exceeds the Protected Payment Amount immediately prior to that withdrawal, we will (immediately following the excess withdrawal) reduce the Protected Payment Base on a proportionate basis for the amount in excess of the Protected Payment Amount. We will reduce the Remaining Protected Balance either on a proportionate basis or by the total withdrawal amount, whichever results in the lower Remaining Protected Balance amount. (See example 4 in Sample Calculations for a numerical example of the adjustments to the Protected Payment Base, Remaining Protected Balance and Protected Payment Amount as a result of an excess withdrawal.) If a withdrawal is greater than the Protected Payment Amount and the Contract Value is less than the Protected Payment Base, both the Protected Payment Base and Remaining Protected Balance will be reduced by an amount that is greater than the excess amount withdrawn.

The amount available for withdrawal under the Contract must be sufficient to support any withdrawal that would otherwise exceed the Protected Payment Amount.

For information regarding taxation of withdrawals, see FEDERAL TAX ISSUES.

Required Minimum Distributions

No adjustment will be made to the Protected Payment Base as a result of a withdrawal that exceeds the Protected Payment Amount immediately prior to the withdrawal, provided:

•	such withdrawal (an “RMD Withdrawal”) is for purposes of satisfying the minimum distribution requirements of Section 401(a)(9) and related Code provisions in effect at that time,

•	you have authorized us to calculate and make periodic distribution of the Annual RMD Amount for the Calendar Year required based on the payment frequency you have chosen,

•	the Annual RMD Amount is based on this Contract only, and

•	only RMD Withdrawals are made from the Contract during the Contract Year.

Immediately following an RMD Withdrawal, the Remaining Protected Balance will decrease by the RMD Withdrawal amount.

See FEDERAL TAX ISSUES – Qualified Contracts – General Rules – Required Minimum Distributions.

Depletion of Contract Value

If a withdrawal (including an RMD Withdrawal) does not exceed the Protected Payment Amount immediately prior to the withdrawal and reduces the Contract Value to zero, the following will apply:

•	if the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner):

•	was age 64 or younger when the first withdrawal was taken under the Rider, after the Rider Effective Date or the most recent Reset Date, whichever is later, the Protected Payment Amount will be paid each year until the Remaining Protected Balance is reduced to zero, or

•	was age 65 or older when the first withdrawal was taken under the Rider after the Rider Effective Date or the most recent Reset Date, whichever is later, the Protected Payment Amount will be paid each year until the day of death of an Owner or sole surviving Annuitant (first Annuitant in the case of a Non-Natural Owner).

•	the Protected Payment Amount will be paid under a series of pre-authorized withdrawals under a payment frequency as elected by the Owner, but no less frequently than annually,

•	no additional Purchase Payments will be accepted under the Contract,

•	any Remaining Protected Balance will not be available for payment in a lump sum and will not be applied to provide payments under an Annuity Option, and

•	the Contract will cease to provide any death benefit.

Depletion of Remaining Protected Balance

If a withdrawal (including an RMD Withdrawal) reduced the Remaining Protected Balance to zero and Contract Value remains, the following will apply:

If the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner):

•	was age 64 or younger when the first withdrawal was taken under the Rider after the Rider Effective Date or the most recent Reset Date, whichever is later, this Rider will terminate, or

•	was age 65 or older when the first withdrawal was taken under the Rider after the Rider Effective Date or the most recent Reset Date, whichever is later, you may elect to withdraw up to the Protected Payment Amount each year until the day of death of an Owner or the sole surviving Annuitant (first Annuitant in the case of a Non-Natural Owner). If an Automatic or Owner-Elected Reset occurs, the Remaining Protected Balance will be reinstated to an amount equal to the Contract Value as of that Contract Anniversary.

Before your Remaining Protected Balance is zero, if you took your first withdrawal at age 64 or younger and you would like to be eligible for lifetime payments under the Rider, an Automatic or Owner-Elected Reset must occur and your first withdrawal after that Reset must be taken on or after age 65. See the Reset of Protected Payment Base and Remaining Protected Balance subsection of this Rider. If you are age 64 or younger when the Remaining Protected Balance is zero and Contract Value remains, the Rider will terminate and there is no opportunity for a Reset.

If a withdrawal (except an RMD Withdrawal) made from the Contract exceeds the Protected Payment Amount, the Protected Payment Base will be reduced according to the Withdrawals Exceeding the Protected Payment Amount subsection.

Any death benefit proceeds to be paid to the Beneficiary from remaining Contract Value will be paid according to the Death Benefit provisions of the Contract.

Annual Credit

On each Contract Anniversary after the Rider Effective Date, an Annual Credit will be added to the Annual Credit Value until the earlier of:

•	the first withdrawal from the Contract since the Rider Effective Date, or

•	10 Contract Anniversaries measured from the Rider Effective Date.

The Annual Credit is equal to 5% of either:

•	total Purchase Payments if the Rider is purchased on the Contract Issue Date, or

•	the Contract Anniversary Value at the time the Rider is added to the Contract plus any subsequent Purchase Payments received after the Rider Effective Date.

Once a withdrawal (including an RMD Withdrawal) or 10 Contract Anniversaries has occurred, as measured from the Rider Effective Date, no Annual Credit will be added to the Annual Credit Value. In addition, Annual Credit eligibility cannot be reinstated by any Automatic Reset or Owner-Elected Reset.

The Annual Credit is not added to your Contract Value.

Reset of Protected Payment Base and Remaining Protected Balance

A reset occurs when the Protected Payment Base and Remaining Protected Balance are changed to an amount equal to the Contract Value as of the Reset Date.

Automatic Reset. On each Contract Anniversary, while this Rider is in effect, before the Annuity Date, and after the earlier of:

•	the first withdrawal since the Rider Effective Date, or

•	10 Contract Anniversaries from the Rider Effective Date,

we will automatically reset the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value, if the Protected Payment Base is less than the Contract Value on that Contract Anniversary. The annual charge percentage may change as a result of any Automatic Reset (see CHARGES, FEES AND DEDUCTIONS – Optional Rider Charges).

Automatic Reset – Opt-Out Election. Within 60 days after a Contract Anniversary on which an Automatic Reset is effective, you have the option to reinstate the Protected Payment Base, Remaining Protected Balance, Protected Payment Amount and annual charge percentage to their respective amounts immediately before the Automatic Reset. Any future Automatic Resets will continue in accordance with the Automatic Reset paragraph above.

If you elect this option, your opt-out election must be received, In Proper Form, within the same 60 day period after the Contract Anniversary on which the reset is effective.

Automatic Reset – Future Participation. You may elect not to participate in future Automatic Resets at any time. Your election must be received, In Proper Form, while this Rider is in effect and before the Annuity Date. Such election will be effective for future Contract Anniversaries.

If you previously elected not to participate in Automatic Resets, you may re-elect to participate in future Automatic Resets at any time. Your election to resume participation must be received, In Proper Form, while this Rider is in effect and before the Annuity Date. Such election will be effective for future Contract Anniversaries as described in the Automatic Reset paragraph above.

Owner-Elected Resets (Non-Automatic). You may, on any Contract Anniversary after the earlier of:

•	the first withdrawal since the Rider Effective Date, or

•	10 Contract Anniversaries from the Rider Effective Date,

elect to reset the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value. An Owner-Elected Reset may be elected while Automatic Resets are in effect. The annual charge percentage may change as a result of this Reset.

If you elect this option, your election must be received, In Proper Form, within 60 days after the Contract Anniversary on which the reset is effective. The reset will be based on the Contract Value as of that Contract Anniversary. Your election of this option may result in a reduction in the Protected Payment Base, Remaining Protected Balance and Protected Payment Amount. Generally, the reduction will occur when your Contract Value is less than the Protected Payment Base as of the Contract Anniversary you elected the reset. You are strongly advised to work with your financial advisor prior to electing an Owner-Elected Reset. We will provide you with written confirmation of your election.

Annuitization

If you annuitize the Contract at the maximum Annuity Date specified in your Contract and this Rider is still in effect at the time of your election and a Life Only fixed annuity option is chosen, the annuity payments will be equal to the greater of:

•	the Life Only fixed annual payment amount based on the terms of your Contract, or

•	the Protected Payment Amount in effect at the maximum Annuity Date.

If you annuitize the Contract at any time prior to the maximum Annuity Date specified in your Contract, your annuity payments will be determined in accordance with the terms of your Contract. The Protected Payment Base, Remaining Protected Balance and Protected Payment Amount under this Rider will not be used in determining any annuity payments. Work with your financial advisor to determine if you should annuitize your Contract before the maximum Annuity Date or stay in the accumulation phase and continue to take withdrawals under the Rider.

The annuity payments described in this subsection are available to you even if your first withdrawal was taken prior to age 65 and no Resets have occurred.

Continuation of Rider if Surviving Spouse Continues Contract

If the Contract Value or Remaining Protected Balance is zero when the Owner dies, the Rider will terminate. If the Contract Value and Remaining Protected Balance are greater than zero and the Owner dies while this Rider is in effect, the surviving spouse of the deceased Owner may elect to continue the Contract in accordance with its terms and the surviving spouse may continue to take withdrawals of the Protected Payment Amount under this Rider, until the Remaining Protected Balance is reduced to zero.

The surviving spouse may elect any of the reset options available under this Rider for subsequent Contract Anniversaries. If a reset takes place, then the provisions of this Rider will continue in full force and in effect for the surviving spouse. In addition, if the surviving spouse is age 65 or older when the first withdrawal is taken after the most recent Reset Date and this Reset Date occurred after the surviving spouse continued the Contract, then the surviving spouse may take withdrawals of the Protected Payment Amount (based on the new Protected Payment Base) for life. In some instances, withdrawals may continue for the life of the surviving spouse without the need for a reset.

The surviving spouse may elect to receive any death benefit proceeds instead of continuing the Contract and Rider (see THE CONTRACT – Death Benefit).

Termination

You cannot request a termination of the Rider. Except as otherwise provided below, the Rider will automatically terminate on the earliest of:

•	the day any portion of the Contract Value is no longer allocated according to the Investment Allocation Requirements,

•	the day the Remaining Protected Balance is reduced to zero if the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner), was age 64 or younger when the first withdrawal was taken under the Rider after the Rider Effective Date or the most recent Reset Date, whichever is later,

•	the date of death of an Owner or the sole surviving Annuitant (except as provided under the Continuation of Rider if Surviving Spouse Continues Contract subsection),

•	for Contracts with a Non-Natural Owner, the date of death of an Annuitant, including Primary, Joint and Contingent Annuitants,

•	the day the Contract is terminated in accordance with the provisions of the Contract,

•	the day we are notified of a change in ownership of the Contract to a non-spouse Owner if the Contract is Non-Qualified (excluding changes in ownership to or from certain trusts),

•	the day you exchange this Rider for another withdrawal benefit Rider,

•	the Annuity Date (see the Annuitization subsection for additional information), or

•	the day the Contract Value is reduced to zero as a result of a withdrawal (except an RMD Withdrawal) that exceeds the Protected Payment Amount.

See the Depletion of Contract Value subsection for situations where the Rider will not terminate when the Contract Value is reduced to zero and see the Depletion of Remaining Protected Balance subsection for situations where the Rider will not terminate when the Remaining Protected Balance is reduced to zero.

Sample Calculations

The examples provided are based on certain hypothetical assumptions and are for example purposes only. Where Contract Value is reflected, the examples do not assume any specific return percentage. The examples have been provided to assist in understanding the benefits provided by this Rider and to demonstrate how Purchase Payments received and withdrawals made from the Contract prior to the Annuity Date affect the values and benefits under this Rider over an extended period of time. There may be minor differences in the calculations due to rounding. These examples are not intended to serve as projections of future investment returns nor are they a reflection of how your contract will actually perform.

Example #1 – Setting of Initial Values.

The values shown below are based on the following assumptions:

•	Initial Purchase Payment = $100,000
•	Rider Effective Date = Contract Date
•	Owner’s Age = 65 on the Contract Date

				Annual	Highest	Protected	Protected	Remaining
	Purchase			Credit	Anniversary	Payment	Payment	Protected
	Payment	Withdrawal	Contract Value	Value	Value	Base	Amount	Balance

Rider Effective Date	$100,000		$100,000	$100,000	$100,000	$100,000	$5,000	$100,000

On the Rider Effective Date, the initial values are set as follows:

•	Annual Credit Value = $100,000
•	Highest Anniversary Value = $100,000
•	Protected Payment Base = Initial Purchase Payment = $100,000
•	Remaining Protected Balance = Initial Purchase Payment = $100,000
•	Protected Payment Amount = 5% of Protected Payment Base = $5,000

Example #2 – Subsequent Purchase Payments.

The values shown below are based on the following assumptions:

•	Initial Purchase Payment = $100,000
•	Rider Effective Date = Contract Date
•	Owner’s Age = 65 on the Contract Date
•	A subsequent Purchase Payment of $100,000 is received during Contract Year 1.
•	No withdrawals taken.
•	Each Contract Anniversary referenced in the table represents the first day of the applicable Contract Year.

				Annual	Highest	Protected	Protected	Remaining
	Purchase			Credit	Anniversary	Payment	Payment	Protected
	Payment	Withdrawal	Contract Value	Value	Value	Base	Amount	Balance

Rider Effective Date	$100,000		$100,000	$100,000	$100,000	$100,000	$5,000	$100,000

Activity	$100,000		$200,000	$200,000	$200,000	$200,000	$10,000	$200,000

Year 2 Contract Anniversary			$208,000	$210,000	$208,000	$210,000	$10,500	$210,000

Immediately after the $100,000 subsequent Purchase Payment during Contract Year 1, the Annual Credit Value, Highest Anniversary Value, Protected Payment Base and Remaining Protected Balance are increased by the Purchase Payment amount to $200,000 ($100,000 + $100,000). The Protected Payment Amount after the Purchase Payment is equal to $10,000 (5% of the Protected Payment Base after the Purchase Payment since there were no withdrawals during that Contract Year).

Since no withdrawal occurred prior to Year 2 Contract Anniversary, an annual credit of $10,000 (5% of total Purchase Payments) is applied to the Annual Credit Value on that Contract Anniversary, increasing it to $210,000. On Year 2 Contract Anniversary, the Protected Payment Base and Remaining Protected Balance are reset to $210,000, which is the greater of Annual Credit Value or Highest Anniversary Value. As a result, the Protected Payment Amount on that Contract Anniversary is equal to $10,500 (5% of the Protected Payment Base on that Contract Anniversary).

In addition to Purchase Payments, the Contract Value is further subject to increases and/or decreases during each Contract Year as a result of additional amounts credited, charges, fees and other deductions, and increases and/or decreases in the investment performance of the Variable Account.

Example #3 – Withdrawals Not Exceeding Protected Payment Amount.

The values shown below are based on the following assumptions:

•	Initial Purchase Payment = $100,000
•	Rider Effective Date = Contract Date
•	Owner’s Age = 65 on the Contract Date
•	A subsequent Purchase Payment of $100,000 is received during Contract Year 1.
•	A withdrawal equal to or less than the Protected Payment Amount is taken during Contract Years 2 and 4.
•	Each Contract Anniversary referenced in the table represents the first day of the applicable Contract Year.

				Annual	Highest	Protected	Protected	Remaining
	Purchase			Credit	Anniversary	Payment	Payment	Protected
	Payment	Withdrawal	Contract Value	Value	Value	Base	Amount	Balance

Rider Effective Date	$100,000		$100,000	$100,000	$100,000	$100,000	$5,000	$100,000

Activity	$100,000		$200,000	$200,000	$200,000	$200,000	$10,000	$200,000

Year 2 Contract Anniversary			$208,000	$210,000	$208,000	$210,000	$10,500	$210,000

Activity		$10,500	$205,000			$210,000	$0	$199,500

Year 3 Contract Anniversary			$205,000	NA	NA	$210,000	$10,500	$199,500

Year 4 Contract Anniversary	(Prior to Automatic Reset)		$215,000	NA	NA	$210,000	$10,500	$199,500

Year 4 Contract Anniversary	(After to Automatic Reset)		$215,000	NA	NA	$215,000	$10,750	$215,000

Activity		$10,750	$212,000			$215,000	$0	$204,250

Year 5 Contract Anniversary	(Prior to Automatic Reset)		$217,000	NA	NA	$215,000	$10,750	$204,250

Year 5 Contract Anniversary	(After to Automatic Reset)		$217,000	NA	NA	$217,000	$10,850	$217,000

For an explanation of the values and activities at the start of and during Contract Year 1, refer to Examples #1 and #2.

As the withdrawal during Contract Year 2 did not exceed the Protected Payment Amount immediately prior to the withdrawal ($10,500):

•	the Protected Payment Base remains unchanged;

•	the Remaining Protected Balance is reduced by the amount of the withdrawal to $199,500 ($210,000 − $10,500); and
•	since a withdrawal occurred, the Annual Credit Value and Highest Anniversary Value are no longer applicable.

Because at Year 4 Contract Anniversary, the Protected Payment Base was less than the Contract Value on that Contract Anniversary (see balances at Year 4 Contract Anniversary – Prior to Automatic Reset), an Automatic Reset occurred which resets the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value (see balances at Year 4 Contract Anniversary – After Automatic Reset). The Protected Payment Amount is equal to $10,750 (5% of the reset Protected Payment Base).

As the withdrawal during Contract Year 4 did not exceed the Protected Payment Amount immediately prior to the withdrawal ($10,750):

•	the Protected Payment Base remains unchanged; and
•	the Remaining Protected Balance is reduced by the amount of the withdrawal to $204,250 ($215,000 − $10,750).

Because at Year 5 Contract Anniversary, the Protected Payment Base was less than the Contract Value on that Contract Anniversary (see balances at Year 5 Contract Anniversary – Prior to Automatic Reset), an Automatic Reset occurred which resets the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value (see balances at Year 5 Contract Anniversary – After Automatic Reset). The Protected Payment Amount is equal to $10,850 (5% of the reset Protected Payment Base).

Example #4 – Withdrawals Exceeding Protected Payment Amount.

The values shown below are based on the following assumptions:

•	Initial Purchase Payment = $100,000
•	Rider Effective Date = Contract Date
•	Owner’s Age = 65 on the Contract Date
•	A subsequent Purchase Payment of $100,000 is received during Contract Year 1.
•	A withdrawal greater than the Protected Payment Amount is taken during Contract Year 2.
•	Each Contract Anniversary referenced in the table represents the first day of the applicable Contract Year.

				Annual	Highest	Protected	Protected	Remaining
	Purchase			Credit	Anniversary	Payment	Payment	Protected
	Payment	Withdrawal	Contract Value	Value	Value	Base	Amount	Balance

Rider Effective Date	$100,000		$100,000	$100,000	$100,000	$100,000	$5,000	$100,000

Activity	$100,000		$200,000	$200,000	$200,000	$200,000	$10,000	$200,000

Year 2 Contract Anniversary			$208,000	$210,000	$208,000	$210,000	$10,500	$210,000

Activity		$20,000	$195,000			$200,235	$0	$190,000

Year 3 Contract Anniversary			$195,000	NA	NA	$200,235	$10,011	$190,000

Year 4 Contract Anniversary	(Prior to Automatic Reset)		$215,000	NA	NA	$200,235	$10,011	$190,000

Year 4 Contract Anniversary	(After to Automatic Reset)		$215,000	NA	NA	$215,000	$10,750	$215,000

For an explanation of the values and activities at the start of and during Contract Year 1, refer to Examples #1 and #2.

Because the $20,000 withdrawal during Contract Year 2 exceeds the Protected Payment Amount immediately prior to the withdrawal ($20,000 > $10,500), the Protected Payment Base and Remaining Protected Balance immediately after the withdrawal are reduced. Since a withdrawal occurred, the Annual Credit Value and Highest Anniversary Value are no longer applicable.

The Values shown below are based on the following assumptions immediately before the excess withdrawal:

•	Contract Value = $215,000
•	Protected Payment Base = $210,000
•	Remaining Protected Balance = $210,000
•	Protected Payment Amount = $10,500 (5% × Protected Payment Base; 5% × $210,000 = $10,500)
•	No withdrawals were taken prior to the excess withdrawal

A withdrawal of $20,000 was taken, which exceeds the Protected Payment Amount of $10,500 for the Contract Year. The Protected Payment Base and Remaining Protected Balance will be reduced based on the following calculation:

First, determine the excess withdrawal amount. The excess withdrawal amount is the total withdrawal amount less the Protected Payment Amount. Numerically, the excess withdrawal amount is $9,500 (total withdrawal amount − Protected Payment Amount; $20,000 − $10,500 = $9,500).

Second, determine the ratio for the proportionate reduction. The ratio is the excess withdrawal amount determined above divided by (Contract Value − Protected Payment Amount). The Contract Value prior to the withdrawal was $215,000, which equals the

$195,000 after the withdrawal plus the $20,000 withdrawal amount. Numerically, the ratio is 4.65% ($9,500 ÷ ($215,000 − $10,500); $9,500 ÷ $204,500 = 0.0465 or 4.65%).

Third, determine the new Protected Payment Base. The Protected Payment Base will be reduced on a proportionate basis. The Protected Payment Base is multiplied by 1 less the ratio determined above. Numerically, the new Protected Payment Base is $200,235 (Protected Payment Base × (1 − ratio); $210,000 × (1 − 4.65%); $210,000 × 95.35% = $200,235).

Fourth, determine the new Remaining Protected Balance. The Remaining Protected Balance is reduced either on a proportionate basis or by the total withdrawal amount, whichever results in the lower Remaining Protected Balance amount.

To determine the proportionate reduction, the Remaining Protected Balance immediately before the withdrawal is reduced by the Protected Payment Amount multiplied by 1 less the ratio determined above. Numerically, after the proportionate reduction, the new Remaining Protected Balance is $190,223 ((Remaining Protected Balance immediately before the withdrawal − Protected Payment Amount) × (1 − ratio); ($210,000 − $10,500) × (1 − 4.65%); $199,500 × 95.35% = $190,223).

To determine the total withdrawal amount reduction, the Remaining Protected Balance immediately before the withdrawal is reduced by the total withdrawal amount. Numerically, after the Remaining Protected Balance is reduced by the total withdrawal amount, the new Remaining Protected Balance is $190,000 (Remaining Protected Balance immediately before the withdrawal − total withdrawal amount; $210,000 − $20,000 = $190,000).

Therefore, since $190,000 (total withdrawal amount method) is less than $190,223 (proportionate method) the new Remaining Protected Balance is $190,000.

The Protected Payment Amount immediately after the withdrawal is equal to $0 (5% of the Protected Payment Base after the withdrawal (5% of $200,235 = $10,011), less cumulative withdrawals during that Contract Year ($20,000), but not less than zero).

Because at Year 4 Contract Anniversary, the Protected Payment Base was less than the Contract Value on that Contract Anniversary (see balances at Year 4 Contract Anniversary – Prior to Automatic Reset), an automatic reset occurred which resets the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value (see balances at Year 4 Contract Anniversary – After Automatic Reset). The Protected Payment Amount is equal to $10,750 (5% of the reset Protected Payment Base).

Example #5 – RMD Withdrawals.

This is an example of the effect of cumulative RMD Withdrawals during the Contract Year that exceed the Protected Payment Amount established for that Contract Year and its effect on the Protected Payment Base and Remaining Protected Balance. The Annual RMD Amount is based on the entire interest of your Contract as of the previous year-end.

This table assumes quarterly withdrawals of only the Annual RMD Amount during the Contract Year. The calculated Annual RMD amount for the Calendar Year is $7,500 and the Contract Anniversary is May 1 of each year.

			Annual	Protected	Protected	Remaining
Activity	RMD	Non-RMD	RMD	Payment	Payment	Protected
Date	Withdrawal	Withdrawal	Amount	Base	Amount	Balance

05/01/2006				$100,000	$5,000	$100,000
Contract Anniversary

01/01/2007			$7,500

03/15/2007	$1,875			$100,000	$3,125	$98,125

05/01/2007				$100,000	$5,000	$98,125
Contract Anniversary

06/15/2007	$1,875			$100,000	$3,125	$96,250

09/15/2007	$1,875			$100,000	$1,250	$94,375

12/15/2007	$1,875			$100,000	$0	$92,500

01/01/2008			$8,000

03/15/2008	$2,000			$100,000	$0	$90,500

05/01/2008				$100,000	$5,000	$90,500
Contract Anniversary

Since the RMD Amount for 2008 increases to $8,000, the quarterly withdrawals of the RMD Amount increase to $2,000, as shown by the RMD Withdrawal on March 15, 2008. Because all withdrawals during the Contract Year were RMD Withdrawals, there is no adjustment to the Protected Payment Base for exceeding the Protected Payment Amount. The only effect is a reduction in the Remaining Protected

Balance equal to the amount of each withdrawal. In addition, each contract year the Protected Payment Amount is reduced by the amount of each withdrawal until the Protected Payment Amount is zero.

This chart assumes quarterly withdrawals of the Annual RMD Amount and other non-RMD Withdrawals during the Contract Year. The calculated Annual RMD amount and Contract Anniversary are the same as above.

			Annual	Protected	Protected	Remaining
Activity	RMD	Non-RMD	RMD	Payment	Payment	Protected
Date	Withdrawal	Withdrawal	Amount	Base	Amount	Balance

05/01/2006			$0	$100,000	$5,000	$100,000
Contract Anniversary

01/01/2007			$7,500

03/15/2007	$1,875			$100,000	$3,125	$98,125

04/01/2007		$2,000		$100,000	$1,125	$96,125

05/01/2007				$100,000	$5,000	$96,125
Contract Anniversary

06/15/2007	$1,875			$100,000	$3,125	$94,250

09/15/2007	$1,875			$100,000	$1,250	$92,375

11/15/2007		$4,000		$96,900	$0	$88,300

On 3/15/07 there was an RMD Withdrawal of $1,875 and on 4/1/07 a non-RMD Withdrawal of $2,000. Because the total withdrawals during the Contract Year (5/1/06 through 4/30/07) did not exceed the Protected Payment Amount of $5,000 there was no adjustment to the Protected Payment Base. The only effect is a reduction in the Remaining Protected Balance and the Protected Payment Amount equal to the amount of each withdrawal. On 5/1/07, the Protected Payment Amount was re-calculated (5% of the Protected Payment Base) as of that Contract Anniversary.

On 11/15/07, there was a non-RMD Withdrawal ($4,000) that caused the cumulative withdrawals during the Contract Year ($7,750) to exceed the Protected Payment Amount ($5,000). As the withdrawal exceeded the Protected Payment Amount immediately prior to the withdrawal ($1,250), and assuming the Contract Value was $90,000 immediately prior to the withdrawal, the Protected Payment Base is reduced to $96,900 and the Remaining Protected Balance is reduced to $88,300. The Protected Payment Base and Remaining Protected Balance will be reduced based on the following calculation:

First, determine the excess withdrawal amount. The excess withdrawal amount is the total withdrawal amount less the Protected Payment Amount. Numerically, the excess withdrawal amount is $2,750 (total withdrawal amount − Protected Payment Amount; $4,000 − $1,250 = $2,750).

Second, determine the ratio for the proportionate reduction. The ratio is the excess withdrawal amount determined above divided by (Contract Value − Protected Payment Amount). Numerically, the ratio is 3.10% ($2,750 ÷ ($90,000 − $1,250); $2,750 ÷ $88,750 = 0.0310 or 3.10%).

Third, determine the new Protected Payment Base. The Protected Payment Base will be reduced on a proportionate basis. The Protected Payment Base is multiplied by 1 less the ratio determined above. Numerically, the new Protected Payment Base is $96,900 (Protected Payment Base × (1 − ratio); $100,000 × (1 − 3.10%); $100,000 × 96.90% = $96,900).

Fourth, determine the new Remaining Protected Balance. The Remaining Protected Balance is reduced either on a proportionate basis or by the total withdrawal amount, whichever results in the lower Remaining Protected Balance amount.

To determine the proportionate reduction, the Remaining Protected Balance is reduced by the Protected Payment Amount multiplied by 1 less the ratio determined above. Numerically, after the proportionate reduction, the Remaining Protected Balance is $88,300 ((Remaining Protected Balance − Protected Payment Amount) × (1 − ratio); ($92,375 − $1,250) × (1 − 3.10%); $91,125 × 96.90% = $88,300).

To determine the total withdrawal amount reduction, the Remaining Protected Balance is reduced by the total withdrawal amount. Numerically, after the Remaining Protected Balance is reduced by the total withdrawal amount, the Remaining Protected Balance is $88,375 (Remaining Protected Balance − total withdrawal amount; $92,375 − $4,000 = $88,375).

Therefore, since $88,300 (proportionate method) is less than $88,375 (total withdrawal amount method) the new Remaining Protected Balance is $88,300.

Example #6 – Lifetime Income.

The values shown below are based on the following assumptions:

•	Initial Purchase Payment = $100,000
•	Rider Effective Date = Contract Date
•	No subsequent Purchase Payments are received.
•	Owner is age 65 or older when the first withdrawal was taken.
•	Withdrawals, each equal to 5% of the Protected Payment Base are taken each Contract Year.
•	No Automatic Reset or Owner-Elected Reset is assumed during the life of the Rider.

			Protected	Protected	Remaining
Contract		End of Year	Payment	Payment	Protected
Year	Withdrawal	Contract Value	Base	Amount	Balance

1	$5,000	$96,489	$100,000	$5,000	$95,000

2	$5,000	$94,384	$100,000	$5,000	$90,000

3	$5,000	$92,215	$100,000	$5,000	$85,000

4	$5,000	$89,982	$100,000	$5,000	$80,000

5	$5,000	$87,681	$100,000	$5,000	$75,000

6	$5,000	$85,311	$100,000	$5,000	$70,000

7	$5,000	$82,871	$100,000	$5,000	$65,000

8	$5,000	$80,357	$100,000	$5,000	$60,000

9	$5,000	$77,768	$100,000	$5,000	$55,000

10	$5,000	$75,101	$100,000	$5,000	$50,000

11	$5,000	$72,354	$100,000	$5,000	$45,000

12	$5,000	$69,524	$100,000	$5,000	$40,000

13	$5,000	$66,610	$100,000	$5,000	$35,000

14	$5,000	$63,608	$100,000	$5,000	$30,000

15	$5,000	$60,517	$100,000	$5,000	$25,000

16	$5,000	$57,332	$100,000	$5,000	$20,000

17	$5,000	$54,052	$100,000	$5,000	$15,000

18	$5,000	$50,674	$100,000	$5,000	$10,000

19	$5,000	$47,194	$100,000	$5,000	$5,000

20	$5,000	$43,610	$100,000	$5,000	$0

21	$5,000	$39,918	$100,000	$5,000	$0

22	$5,000	$36,115	$100,000	$5,000	$0

23	$5,000	$32,199	$100,000	$5,000	$0

24	$5,000	$28,165	$100,000	$5,000	$0

25	$5,000	$24,010	$100,000	$5,000	$0

26	$5,000	$19,730	$100,000	$5,000	$0

27	$5,000	$15,322	$100,000	$5,000	$0

28	$5,000	$10,782	$100,000	$5,000	$0

29	$5,000	$6,105	$100,000	$5,000	$0

30	$5,000	$1,288	$100,000	$5,000	$0

31	$5,000	$0	$100,000	$5,000	$0

32	$5,000	$0	$100,000	$5,000	$0

33	$5,000	$0	$100,000	$5,000	$0

34	$5,000	$0	$100,000	$5,000	$0

On the Rider Effective Date, the initial values are set as follows:

•	Protected Payment Base = Initial Purchase Payment = $100,000
•	Remaining Protected Balance = Initial Purchase Payment = $100,000
•	Protected Payment Amount = 5% of Protected Payment Base = $5,000

Because the amount of each withdrawal does not exceed the Protected Payment Amount immediately prior to the withdrawal ($5,000): (a) the Protected Payment Base remains unchanged; and (b) the Remaining Protected Balance is reduced by the amount of each withdrawal.

Since a withdrawal occurred during Contract Year 1, no annual credit will be applied. Since it was assumed that the Owner was age 65 or older when the first withdrawal was taken, withdrawals of 5% of the Protected Payment Base will continue to be paid each year (even after the Contract Value and Remaining Protected Balance have been reduced to zero) until the day of the first death of an Owner or the date of death of the sole surviving Annuitant (death of any Annuitant for Non-Natural Owners), whichever occurs first.

CoreIncome Advantage 5

(This Rider is called the Core Withdrawal Benefit II Rider in the Contract’s Rider.)

Rider Terms

Annual RMD Amount – The amount required to be distributed each Calendar Year for purposes of satisfying the minimum distribution requirements of Code Section 401(a)(9) (“Section 401(a)(9)”) and related Code provisions in effect as of the Rider Effective Date.

Protected Payment Amount – The maximum amount that can be withdrawn under this Rider without reducing the Protected Payment Base.

If the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner) is age 65 (59 1/2 if the Rider Effective Date is on or after March 14, 2011 and your Rider was issued in California) or older when the first withdrawal was taken or the most recent reset, whichever is later, the Protected Payment Amount on any day after the Rider Effective Date is equal to 5% multiplied by the Protected Payment Base as of that day, less cumulative withdrawals during that Contract Year.

If the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner) is younger than age 65 (59 1/2 if the Rider Effective Date is on or after March 14, 2011 and your Rider was issued in California) when the first withdrawal was taken or the most recent reset, whichever is later, the Protected Payment Amount on any day after the Rider Effective Date is equal to the lesser of:

•	5% of the Protected Payment Base as of that day, less cumulative withdrawals during that Contract Year, or

•	the Remaining Protected Balance as of that day.

The initial Protected Payment Amount on the Rider Effective Date is equal to 5% of the initial Protected Payment Base.

Protected Payment Base – An amount used to determine the Protected Payment Amount. The Protected Payment Base will remain unchanged except as otherwise described under the provisions of this Rider. The initial Protected Payment Base is equal to the initial Purchase Payment, if the Rider Effective Date is on the Contract Date, or the Contract Value, if the Rider Effective Date is on a Contract Anniversary.

Remaining Protected Balance – The amount available for future withdrawals made under this Rider, unless withdrawals are guaranteed until the death of an Owner or sole surviving Annuitant (first Annuitant in the case of a Non-Natural Owner). The initial Remaining Protected Balance is equal to the initial Purchase Payment, if the Rider Effective Date is on the Contract Date, or the Contract Value, if the Rider Effective Date is on a Contract Anniversary.

Reset Date – Any Contract Anniversary after the Rider Effective Date on which an Automatic Reset or an Owner-Elected Reset occurs.

Rider Effective Date – The date the guarantees and charges for the Rider become effective. If the Rider is purchased within 60 days of the Contract Date, the Rider Effective Date is the Contract Date. If the Rider is purchased within 60 days of a Contract Anniversary, the Rider Effective Date is the date of that Contract Anniversary.

How the Rider Works

On any day, this Rider guarantees you can withdraw up to the Protected Payment Amount, regardless of market performance, until the Rider terminates. Lifetime withdrawals up to the Protected Payment Amount may continue after the Remaining Protected Balance is reduced to zero (0) if the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner) was age 65 (59 1/2 if the Rider Effective Date is on or after March 14, 2011 and your Rider was issued in California) or older when the first withdrawal was taken after the Rider Effective Date or the most recent Reset Date, whichever is later. If a withdrawal was taken before age 65 (59 1/2 if the Rider Effective Date is on or after March 14, 2011 and your Rider was issued in California) and there was no subsequent Reset, the Rider will terminate once the Remaining Protected Balance is reduced to zero (0). Once the Rider is purchased, you cannot request a termination of the Rider (see the Termination subsection of this Rider for more information).

In addition, beginning with the 1st anniversary of the Rider Effective Date or most recent Reset Date, whichever is later, the Rider provides for Automatic Annual Resets or Owner-Elected Resets of the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value.

The Protected Payment Base and Remaining Protected Balance may change over time. An Automatic Reset or Owner-Elected Reset will increase or decrease the Protected Payment Base and Remaining Protected Balance depending on the Contract Value on the Reset Date. A withdrawal that is less than or equal to the Protected Payment Amount will reduce the Remaining Protected Balance by the amount of the withdrawal and will not change the Protected Payment Base. If a withdrawal is greater than the Protected Payment Amount and the Contract Value is less than the Protected Payment Base, both the Protected Payment Base and Remaining Protected Balance will be reduced by an amount that is greater than the excess amount withdrawn. For withdrawals that are greater than the Protected Payment Amount, see the Withdrawal of Protected Payment Amount subsection.

For purposes of this Rider, the term “withdrawal” includes any applicable withdrawal charges. Amounts withdrawn under this Rider will reduce the Contract Value by the amount withdrawn and will be subject to the same conditions, limitations, restrictions and all other fees, charges and deductions, if applicable, as withdrawals otherwise made under the provisions of the Contract. Withdrawals under this Rider are not annuity payouts. Annuity payouts generally receive a more favorable tax treatment than other withdrawals.

If your Contract is a Qualified Contract, including a TSA/403(b) Contract, you are subject to restrictions on withdrawals you may take prior to a triggering event (e.g. reaching age 59 1/2, separation from service, disability) and you should consult your tax or legal advisor prior to purchasing this optional guarantee, the primary benefit of which is guaranteeing withdrawals. For additional information regarding withdrawals and triggering events, see FEDERAL TAX ISSUES – IRAs and Qualified Plans.

Withdrawal of Protected Payment Amount

While this Rider is in effect, you may withdraw up to the Protected Payment Amount each Contract Year, regardless of market performance, until the Rider terminates. Any portion of the Protected Payment Amount not withdrawn during a Contract Year may not be carried over to the next Contract Year. If a withdrawal does not exceed the Protected Payment Amount immediately prior to that withdrawal, the Protected Payment Base will remain unchanged. The Remaining Protected Balance will decrease by the withdrawal amount immediately following the withdrawal.

Withdrawals Exceeding the Protected Payment Amount. If a withdrawal (except an RMD Withdrawal) exceeds the Protected Payment Amount immediately prior to that withdrawal, we will (immediately following the excess withdrawal) reduce the Protected Payment Base on a proportionate basis for the amount in excess of the Protected Payment Amount. We will reduce the Remaining Protected Balance either on a proportionate basis or by the total withdrawal amount, whichever results in the lower Remaining Protected Balance amount. (See example 4 in Sample Calculations for a numerical example of the adjustments to the Protected Payment Base and Remaining Protected Balance as a result of an excess withdrawal.) If a withdrawal is greater than the Protected Payment Amount and the Contract Value is less than the Protected Payment Base, both the Protected Payment Base and Remaining Protected Balance will be reduced by an amount that is greater than the excess amount withdrawn.

The amount available for withdrawal under the Contract must be sufficient to support any withdrawal that would otherwise exceed the Protected Payment Amount.

For information regarding taxation of withdrawals, see FEDERAL TAX ISSUES.

Required Minimum Distributions

No adjustment will be made to the Protected Payment Base as a result of a withdrawal that exceeds the Protected Payment Amount immediately prior to the withdrawal, provided:

•	such withdrawal (an “RMD Withdrawal”) is for purposes of satisfying the minimum distribution requirements of Section 401(a)(9) and related Code provisions in effect at that time,

•	you have authorized us to calculate and make periodic distribution of the Annual RMD Amount for the Calendar Year required based on the payment frequency you have chosen,

•	the Annual RMD Amount is based on this Contract only, and

•	only RMD Withdrawals are made from the Contract during the Contract Year.

Immediately following an RMD Withdrawal, the Remaining Protected Balance will decrease by the RMD Withdrawal amount.

See FEDERAL TAX ISSUES – Qualified Contracts – Required Minimum Distributions.

Depletion of Contract Value

If a withdrawal (including an RMD Withdrawal) does not exceed the Protected Payment Amount and reduces the Contract Value to zero, the following will apply:

•	if the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner):

•	was younger than age 65 (59 1/2 if the Rider Effective Date is on or after March 14, 2011 and your Rider was issued in California) when the first withdrawal was taken under the Rider, after the Rider Effective Date or the most recent Reset Date, whichever is later, the Protected Payment Amount will be paid each year until the Remaining Protected Balance is reduced to zero, or

•	was age 65 (59 1/2 if the Rider Effective Date is on or after March 14, 2011 and your Rider was issued in California) or older when the first withdrawal was taken under the Rider after the Rider Effective Date or the most recent Reset Date, whichever is later, the Protected Payment Amount will be paid each year until the day of the first death of an Owner or the date of death of the sole surviving Annuitant (first Annuitant in the case of a Non-Natural Owner).

•	the Protected Payment Amount will be paid under a series of pre-authorized withdrawals under a payment frequency as elected by the Owner, but no less frequently than annually,

•	no additional Purchase Payments will be accepted under the Contract,

•	any Remaining Protected Balance will not be available for payment in a lump sum and will not be applied to provide payments under an Annuity Option, and

•	the Contract will cease to provide any death benefit.

Depletion of Remaining Protected Balance

If a withdrawal (including an RMD Withdrawal) reduced the Remaining Protected Balance to zero and Contract Value remains, the following will apply:

If the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner):

•	was younger than age 65 (59 1/2 if the Rider Effective Date is on or after March 14, 2011 and your Rider was issued in California) when the first withdrawal was taken under the Rider after the Rider Effective Date or the most recent Reset Date, whichever is later, this Rider will terminate, or

•	was age 65 (59 1/2 if the Rider Effective Date is on or after March 14, 2011 and your Rider was issued in California) or older when the first withdrawal was taken under the Rider after the Rider Effective Date or the most recent Reset Date, whichever is later, you may elect to withdraw up to the Protected Payment Amount each year until the day of the first death of an Owner or the date of death of the sole surviving Annuitant (first Annuitant in the case of a Non-Natural Owner). If an Automatic or Owner-Elected Reset occurs, the Remaining Protected Balance will be reinstated to an amount equal to the Contract Value as of that Contract Anniversary.

Before your Remaining Protected Balance is zero, if you took your first withdrawal before 65 (59 1/2 if the Rider Effective Date is on or after March 14, 2011 and your Rider was issued in California) and you would like to be eligible for lifetime payments under the Rider, an Automatic or Owner-Elected Reset must occur and your first withdrawal after that Reset must be taken on or after age 65 (59 1/2 if the Rider Effective Date is on or after March 14, 2011 and your Rider was issued in California). See the Reset of Protected Payment Base and Remaining Protected Balance subsection of this Rider. If you are younger than 65 (59 1/2 if the Rider Effective Date is on or after March 14, 2011 and your Rider was issued in California) when the Remaining Protected Balance is zero and Contract Value remains, the Rider will terminate and there is no opportunity for a Reset.

If a withdrawal (except an RMD Withdrawal) made from the Contract exceeds the Protected Payment Amount, the withdrawal will be treated as an excess withdrawal and the Protected Payment Base will be reduced according to the Withdrawals Exceeding the Protected Payment Amount subsection.

Any death benefit proceeds to be paid to the Beneficiary from remaining Contract Value will be paid according to the Death Benefit provisions of the Contract.

Reset of Protected Payment Base and Remaining Protected Balance

Regardless of which reset option is used, on and after each Reset Date, the provisions of this Rider shall apply in the same manner as they applied when the Rider was originally issued. The limitations and restrictions on Purchase Payments and withdrawals, the deduction of Rider charges and any future reset options available on and after the Reset Date, will again apply and will be measured from that Reset Date. A reset occurs when the Protected Payment Base and Remaining Protected Balance are changed to an amount equal to the Contract Value as of the Reset Date.

Automatic Reset. On each Contract Anniversary while this Rider is in effect and before the Annuity Date, we will automatically reset the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value, if the Protected Payment Base is less than the Contract Value on that Contract Anniversary. The annual charge percentage may change as a result of any Automatic Reset (see CHARGES, FEES AND DEDUCTIONS – Optional Rider Charges).

Automatic Reset – Opt-Out Election. Within 60 days after a Contract Anniversary on which an Automatic Reset is effective, you have the option to reinstate the Protected Payment Base, Remaining Protected Balance, Protected Payment Amount and annual charge percentage to their respective amounts immediately before the Automatic Reset. Any future Automatic Resets will continue in accordance with the Automatic Reset paragraph above.

If you elect this option, your opt-out election must be received, In Proper Form, within the same 60 day period after the Contract Anniversary on which the reset is effective.

Automatic Reset – Future Participation. You may elect not to participate in future Automatic Resets at any time. Your election must be received, In Proper Form, while this Rider is in effect and before the Annuity Date. Such election will be effective for future Contract Anniversaries.

If you previously elected not to participate in Automatic Resets, you may re-elect to participate in future Automatic Resets at any time. Your election to resume participation must be received, In Proper Form, while this Rider is in effect and before the Annuity Date. Such election will be effective for future Contract Anniversaries as described in the Automatic Reset paragraph above.

Owner-Elected Resets (Non-Automatic). You may, on any Contract Anniversary, elect to reset the Remaining Protected Balance and Protected Payment Base to an amount equal to 100% of the Contract Value. An Owner-Elected Reset may be elected while Automatic Resets are in effect. The annual charge percentage may change as a result of this Reset.

If you elect this option, your election must be received, In Proper Form, within 60 days after the Contract Anniversary on which the reset is effective. The reset will be based on the Contract Value as of that Contract Anniversary. Your election of this option may result in a reduction in the Protected Payment Base, Remaining Protected Balance and Protected Payment Amount. Generally, the reduction will occur when your Contract Value is less than the Protected Payment Base as of the Contract Anniversary you elected the reset. You are strongly advised to work with your financial advisor prior to electing an Owner-Elected Reset. We will provide you with written confirmation of your election.

Subsequent Purchase Payments

If we receive additional Purchase Payments after the Rider Effective Date, we will increase the Protected Payment Base and Remaining Protected Balance by the amount of the Purchase Payments. However, for purposes of this Rider, we reserve the right to restrict additional Purchase Payments that result in a total of all Purchase Payments received after the 1st Contract Anniversary, measured from the later of the Rider Effective Date or most recent Reset Date, to exceed $100,000 without our prior approval. This provision only applies if the Contract to which this Rider is attached, permits Purchase Payments after the 1st Contract Anniversary, measured from the Contract Date.

Annuitization

If you annuitize the Contract at the maximum Annuity Date specified in your Contract and this Rider is still in effect at the time of your election and a Life Only fixed annuity option is chosen, the annuity payments will be equal to the greater of:

•	the Life Only fixed annual payment amount based on the terms of your Contract, or

•	the Protected Payment Amount in effect at the maximum Annuity Date.

If you annuitize the Contract at any time prior to the maximum Annuity Date specified in your Contract, your annuity payments will be determined in accordance with the terms of your Contract. The Protected Payment Base, Remaining Protected Balance and Protected Payment Amount under this Rider will not be used in determining any annuity payments. Work with your financial advisor to determine if you should annuitize your Contract before the maximum Annuity Date or stay in the accumulation phase and continue to take withdrawals under the Rider.

The annuity payments described in this subsection are available to you even if your first withdrawal was taken prior to age 65 (59 1/2 if the Rider Effective Date is on or after March 14, 2011 and your Rider was issued in California) and no Resets have occurred.

Continuation of Rider if Surviving Spouse Continues Contract

If the Contract Value or Remaining Protected Balance is zero when the Owner dies, this Rider will terminate. If the Contract Value and Remaining Protected Balance are greater than zero and the Owner dies while this Rider is in effect, the surviving spouse of the deceased Owner may elect to continue the Contract in accordance with its terms, and the surviving spouse may continue to take withdrawals of the Protected Payment Amount under this Rider, until the Remaining Protected Balance is reduced to zero.

The surviving spouse may elect any of the reset options available under this Rider for subsequent Contract Anniversaries. If a reset takes place then the provisions of this Rider will continue in full force and in effect for the surviving spouse. In addition, if the surviving spouse is age 65 (59 1/2 if the Rider Effective Date is on or after March 14, 2011 and your Rider was issued in California) or older when the first withdrawal is taken after the most recent Reset Date and this Reset Date occurred after the surviving spouse continued the Contract, then the surviving spouse may take withdrawals of the Protected Payment Amount (based on the new Protected Payment Base) for life. In some instances, withdrawals may continue for the life of the surviving spouse without the need for a reset.

The surviving spouse may elect to receive any death benefit proceeds instead of continuing the Contract and Rider (see THE CONTRACT – Death Benefit).

Termination

You cannot request a termination of the Rider. Except as otherwise provided below, the Rider will automatically terminate on the earliest of:

•	the day any portion of the Contract Value is no longer allocated according to the Investment Allocation Requirements,

•	the day the Remaining Protected Balance is reduced to zero if the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner), was younger than 65 (59 1/2 if the Rider Effective Date is on or after March 14, 2011 and your Rider was issued in California) when the first withdrawal was taken under the Rider after the Rider Effective Date or the most recent Reset Date, whichever is later,

•	the date of the first death of an Owner or the date of death of the sole surviving Annuitant (except as provided under the Continuation of Rider if Surviving Spouse Continues Contract subsection),

•	for Contracts with a Non-Natural Owner, the date of the first death of an Annuitant, including Primary, Joint and Contingent Annuitants,

•	the day the Contract is terminated in accordance with the provisions of the Contract,

•	the day we are notified of a change in ownership of the Contract to a non-spouse Owner if the Contract is Non-Qualified (excluding changes in ownership to or from certain trusts),

•	the day you exchange this Rider for another withdrawal benefit Rider,

•	the Annuity Date (see the Annuitization subsection for additional information), or

•	the day the Contract Value is reduced to zero as a result of a withdrawal (except an RMD Withdrawal) that exceeds the Protected Payment Amount.

See the Depletion of Contract Value subsection for situations where the Rider will not terminate when the Contract Value is reduced to zero and see the Depletion of Remaining Protected Balance subsection for situations where the Rider will not terminate when the Remaining Protected Balance is reduced to zero.

Sample Calculations

The examples provided are based on certain hypothetical assumptions and are for example purposes only. Where Contract Value is reflected, the examples do not assume any specific return percentage. The examples have been provided to assist in understanding the benefits provided by this Rider and to demonstrate how Purchase Payments received and withdrawals made from the Contract prior to the Annuity Date affect the values and benefits under this Rider over an extended period of time. There may be minor differences in the calculations due to rounding. These examples are not intended to serve as projections of future investment returns nor are they a reflection of how your Contract will actually perform.

Example #1 – Setting of Initial Values.

The values shown below are based on the following assumptions:

•	Initial Purchase Payment = $100,000
•	Rider Effective Date = Contract Date

				Protected	Protected	Remaining
	Purchase			Payment	Payment	Protected
	Payment	Withdrawal	Contract Value	Base	Amount	Balance

Rider Effective Date	$100,000		$100,000	$100,000	$5,000	$100,000

On the Rider Effective Date, the initial values are set as follows:

•	Protected Payment Base = Initial Purchase Payment = $100,000
•	Remaining Protected Balance = Initial Purchase Payment = $100,000
•	Protected Payment Amount = 5% of Protected Payment Base = $5,000

Example #2 – Subsequent Purchase Payments.

The values shown below are based on the following assumptions:

•	Rider purchased at Contract issue by a 64-year old.
•	Initial Purchase Payment = $100,000

•	Rider Effective Date = Contract Date
•	A subsequent Purchase Payment of $100,000 is received during Contract Year 1.
•	No withdrawals taken.
•	Automatic Reset at Beginning of Contract Year 2.
•	Each Contract Anniversary referenced in the table represents the first day of the applicable Contract Year.

				Protected	Protected	Remaining
	Purchase			Payment	Payment	Protected
	Payment	Withdrawal	Contract Value	Base	Amount	Balance

Rider Effective Date	$100,000		$100,000	$100,000	$5,000	$100,000

Activity	$100,000		$200,000	$200,000	$10,000	$200,000

Year 2 Contract Anniversary	(Prior to Automatic Reset)		$207,000	$200,000	$10,000	$200,000

Year 2 Contract Anniversary	(After Automatic Reset)		$207,000	$207,000	$10,350	$207,000

Immediately after the $100,000 subsequent Purchase Payment during Contract Year 1, the Protected Payment Base and Remaining Protected Balance are increased by the Purchase Payment amount to $200,000 ($100,000 + $100,000). The Protected Payment Amount after the Purchase Payment is equal to $10,000 (5% of the Protected Payment Base after the Purchase Payment).

An automatic reset takes place at Year 2 Contract Anniversary, since the Contract Value ($207,000) is higher than the Protected Payment Base ($200,000). This resets the Protected Payment Base and Remaining Protected Balance to $207,000 and the Protected Payment Amount to $10,350 (5% × $207,000).

In addition to Purchase Payments, the Contract Value is further subject to increases and/or decreases during each Contract Year as a result of charges, fees and other deductions, and increases and/or decreases in the investment performance of the Variable Account.

Example #3 – Withdrawals Not Exceeding Protected Payment Amount.

The values shown below are based on the following assumptions:

•	Initial Purchase Payment = $100,000
•	Rider Effective Date = Contract Date
•	A subsequent Purchase Payment of $100,000 is received during Contract Year 1.
•	A withdrawal equal to or less than the Protected Payment Amount is taken during Contract Year 2.
•	Automatic Resets at Beginning of Contract Years 2 and 3.
•	Each Contract Anniversary referenced in the table represents the first day of the applicable Contract Year.

				Protected	Protected	Remaining
	Purchase			Payment	Payment	Protected
	Payment	Withdrawal	Contract Value	Base	Amount	Balance

Rider Effective Date	$100,000		$100,000	$100,000	$5,000	$100,000

Activity	$100,000		$200,000	$200,000	$10,000	$200,000

Year 2 Contract Anniversary	(Prior to Automatic Reset)		$207,000	$200,000	$10,000	$200,000

Year 2 Contract Anniversary	(After Automatic Reset)		$207,000	$207,000	$10,350	$207,000

Activity		$5,000	$216,490	$207,000	$5,350	$202,000

Year 3 Contract Anniversary	(Prior to Automatic Reset)		$216,490	$207,000	$10,350	$202,000

Year 3 Contract Anniversary	(After Automatic Reset)		$216,490	$216,490	$10,825	$216,490

For an explanation of the values and activities at the start of and during Contract Year 1, refer to Examples #1 and #2.

As the withdrawal during Contract Year 2 did not exceed the Protected Payment Amount immediately prior to the withdrawal ($10,350):

•	the Protected Payment Base remains unchanged; and
•	the Remaining Protected Balance is reduced by the amount of the withdrawal to $202,000 ($207,000 − $5,000) and the Protected Payment Amount is reduced by the amount of the withdrawal to $5,350 ($10,350 − $5,000).

At Year 3 Contract Anniversary, since the Protected Payment Base was less than the Contract Value on that Contract Anniversary (see balances at Year 3 Contract Anniversary – Prior to Automatic Reset), an automatic reset occurred which resets the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value (see balances at Year 3 Contract Anniversary – After Automatic Reset). As a result, the Protected Payment Amount is equal to $10,825 (5% of the reset Protected Payment Base).

Example #4 – Withdrawals Exceeding Protected Payment Amount.

The values shown below are based on the following assumptions:

•	Initial Purchase Payment = $100,000
•	Rider Effective Date = Contract Date
•	A subsequent Purchase Payment of $100,000 is received during Contract Year 1.
•	A withdrawal greater than the Protected Payment Amount is taken during Contract Year 2.
•	Automatic Resets at Beginning of Contract Years 2 and 3.
•	Each Contract Anniversary referenced in the table represents the first day of the applicable Contract Year.

				Protected	Protected	Remaining
	Purchase		Contract	Payment	Payment	Protected
	Payment	Withdrawal	Value	Base	Amount	Balance

Rider Effective Date	$100,000		$100,000	$100,000	$5,000	$100,000

Activity	$100,000		$200,000	$200,000	$10,000	$200,000

Year 2 Contract Anniversary	(Prior to Automatic Reset)		$207,000	$200,000	$10,000	$200,000

Year 2 Contract Anniversary	(After Automatic Reset)		$207,000	$207,000	$10,350	$207,000

Activity		$25,000	$196,490	$192,634	$0	$182,000

Year 3 Contract Anniversary	(Prior to Automatic Reset)		$196,490	$192,634	$9,632	$182,000

Year 3 Contract Anniversary	(After Automatic Reset)		$196,490	$196,490	$9,825	$196,490

For an explanation of the values and activities at the start of and during Contract Year 1, refer to Examples #1 and #2.

Because the $25,000 withdrawal during Contract Year 2 exceeds the Protected Payment Amount immediately prior to the withdrawal ($25,000 > $10,350), the Protected Payment Base and Remaining Protected Balance immediately after the withdrawal are reduced.

The Values shown below are based on the following assumptions immediately before the excess withdrawal:

•	Contract Value = $221,490
•	Protected Payment Base = $207,000
•	Remaining Protected Balance = $207,000
•	Protected Payment Amount = $10,350 (5% × Protected Payment Base; 5% × $207,000 = $10,350)
•	No withdrawals were taken prior to the excess withdrawal

A withdrawal of $25,000 was taken, which exceeds the Protected Payment Amount of $10,350 for the Contract Year. The Protected Payment Base and Remaining Protected Balance will be reduced based on the following calculation:

First, determine the excess withdrawal amount. The excess withdrawal amount is the total withdrawal amount less the Protected Payment Amount. Numerically, the excess withdrawal amount is $14,650 (total withdrawal amount − Protected Payment Amount; $25,000 − $10,350 = $14,650).

Second, determine the ratio for the proportionate reduction. The ratio is the excess withdrawal amount determined above divided by (Contract Value − Protected Payment Amount). The Contract Value prior to the withdrawal was $221,490, which equals the $196,490 after the withdrawal plus the $25,000 withdrawal amount. Numerically, the ratio is 6.94% ($14,650 ÷ ($221,490 − $10,350); $14,650 ÷ $211,140 = 0.0694 or 6.94%).

Third, determine the new Protected Payment Base. The Protected Payment Base will be reduced on a proportionate basis. The Protected Payment Base is multiplied by 1 less the ratio determined above. Numerically, the new Protected Payment Base is $192,634 (Protected Payment Base × (1 − ratio); $207,000 × (1 − 6.94%); $207,000 × 93.06% = $192,634).

Fourth, determine the new Remaining Protected Balance. The Remaining Protected Balance is reduced either on a proportionate basis or by the total withdrawal amount, whichever results in the lower Remaining Protected Balance amount.

To determine the proportionate reduction, the Remaining Protected Balance immediately before the withdrawal is reduced by the Protected Payment Amount multiplied by 1 less the ratio determined above. Numerically, after the proportionate reduction, the new Remaining Protected Balance is $183,002 ((Remaining Protected Balance immediately before the withdrawal − Protected Payment Amount) × (1 − ratio); ($207,000 − $10,350) × (1 − 6.94%); $196,650 × 93.06% = $183,002).

To determine the total withdrawal amount reduction, the Remaining Protected Balance immediately before the withdrawal is reduced by the total withdrawal amount. Numerically, after the Remaining Protected Balance is reduced by the total withdrawal amount, the new Remaining Protected Balance is $182,000 (Remaining Protected Balance immediately before the withdrawal − total withdrawal amount; $207,000 − $25,000 = $182,000).

Therefore, since $182,000 (total withdrawal amount method) is less than $183,002 (proportionate method) the new Remaining Protected Balance is $182,000.

The Protected Payment Amount immediately after the withdrawal is equal to $0 (5% of the Protected Payment Base after the withdrawal (5% of $192,634 = $9,632), less cumulative withdrawals during that Contract Year ($25,000), but not less than zero).

At Year 3 Contract Anniversary, since the Protected Payment Base was less than the Contract Value on that Contract Anniversary (see balances at Year 3 Contract Anniversary – Prior to Automatic Reset), an Automatic Reset occurred which resets the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value (see balances at Year 3 Contract Anniversary – After Automatic Reset).

Example #5 – RMD Withdrawals.

This is an example of the effect of cumulative RMD Withdrawals during the Contract Year that exceed the Protected Payment Amount established for that Contract Year and its effect on the Protected Payment Base and Remaining Protected Balance. The Annual RMD Amount is based on the entire interest of your Contract as of the previous year-end.

This table assumes quarterly withdrawals of only the Annual RMD Amount during the Contract Year. The calculated Annual RMD amount for the Calendar Year is $7,500 and the Contract Anniversary is May 1 of each year.

			Annual	Protected	Protected	Remaining
Activity	RMD	Non-RMD	RMD	Payment	Payment	Protected
Date	Withdrawal	Withdrawal	Amount	Base	Amount	Balance

05/01/2006				$100,000	$5,000	$100,000
Contract Anniversary

01/01/2007			$7,500

03/15/2007	$1,875			$100,000	$3,125	$98,125

05/01/2007				$100,000	$5,000	$98,125
Contract Anniversary

06/15/2007	$1,875			$100,000	$3,125	$96,250

09/15/2007	$1,875			$100,000	$1,250	$94,375

12/15/2007	$1,875			$100,000	$0	$92,500

01/01/2008			$8,000

03/15/2008	$2,000			$100,000	$0	$90,500

05/01/2008				$100,000	$5,000	$90,500
Contract Anniversary

Since the RMD Amount for 2008 increases to $8,000, the quarterly withdrawals of the RMD Amount increase to $2,000, as shown by the RMD Withdrawal on March 15, 2008. Because all withdrawals during the Contract Year were RMD Withdrawals, there is no adjustment to the Protected Payment Base for exceeding the Protected Payment Amount. The only effect is a reduction in the Remaining Protected Balance equal to the amount of each withdrawal. In addition, each contract year the Protected Payment Amount is reduced by the amount of each withdrawal until the Protected Payment Amount is zero.

This chart assumes quarterly withdrawals of the Annual RMD Amount and other non-RMD Withdrawals during the Contract Year. The calculated Annual RMD amount and Contract Anniversary are the same as above.

			Annual	Protected	Protected	Remaining
Activity	RMD	Non-RMD	RMD	Payment	Payment	Protected
Date	Withdrawal	Withdrawal	Amount	Base	Amount	Balance

05/01/2006			$0	$100,000	$5,000	$100,000
Contract Anniversary

01/01/2007			$7,500

03/15/2007	$1,875			$100,000	$3,125	$98,125

04/01/2007		$2,000		$100,000	$1,125	$96,125

05/01/2007				$100,000	$5,000	$96,125
Contract Anniversary

06/15/2007	$1,875			$100,000	$3,125	$94,250

09/15/2007	$1,875			$100,000	$1,250	$92,375

11/15/2007		$4,000		$96,900	$0	$88,300

On 3/15/07 there was an RMD Withdrawal of $1,875 and on 4/1/07 a non-RMD Withdrawal of $2,000. Because the total withdrawals during the Contract Year (5/1/06 through 4/30/07) did not exceed the Protected Payment Amount of $5,000 there was no adjustment to the Protected Payment Base. The only effect is a reduction in the Remaining Protected Balance and the Protected Payment Amount equal to the amount of each withdrawal. On 5/1/07, the Protected Payment Amount was re-calculated (5% of the Protected Payment Base) as of that Contract Anniversary.

On 11/15/07, there was a non-RMD Withdrawal ($4,000) that caused the cumulative withdrawals during the Contract Year ($7,750) to exceed the Protected Payment Amount ($5,000). As the withdrawal exceeded the Protected Payment Amount immediately prior to the withdrawal ($1,250), and assuming the Contract Value was $90,000 immediately prior to the withdrawal, the Protected Payment Base is reduced to $96,900 and the Remaining Protected Balance is reduced to $88,300.

The Values shown below are based on the following assumptions immediately before the excess withdrawal:

•	Contract Value = $90,000
•	Protected Payment Base = $100,000
•	Remaining Protected Balance = $92,375
•	Protected Payment Amount = $1,250

A withdrawal of $4,000 was taken, which exceeds the Protected Payment Amount of $1,250. The Protected Payment Base and Remaining Protected Balance will be reduced based on the following calculation:

First, determine the excess withdrawal amount. The excess withdrawal amount is the total withdrawal amount less the Protected Payment Amount. Numerically, the excess withdrawal amount is $2,750 (total withdrawal amount − Protected Payment Amount; $4,000 − $1,250 = $2,750).

Second, determine the ratio for the proportionate reduction. The ratio is the excess withdrawal amount determined above divided by (Contract Value − Protected Payment Amount). Numerically, the ratio is 3.10% ($2,750 ÷ ($90,000 − $1,250); $2,750 ÷ $88,750 = 0.0310 or 3.10%).

Third, determine the new Protected Payment Base. The Protected Payment Base will be reduced on a proportionate basis. The Protected Payment Base is multiplied by 1 less the ratio determined above. Numerically, the new Protected Payment Base is $96,900 (Protected Payment Base × (1 − ratio); $100,000 × (1 − 3.10%); $100,000 × 96.90% = $96,900).

Fourth, determine the new Remaining Protected Balance. The Remaining Protected Balance is reduced either on a proportionate basis or by the total withdrawal amount, whichever results in the lower Remaining Protected Balance amount.

To determine the proportionate reduction, the Remaining Protected Balance is reduced by the Protected Payment Amount multiplied by 1 less the ratio determined above. Numerically, after the proportionate reduction, the Remaining Protected Balance is $88,300 ((Remaining Protected Balance − Protected Payment Amount) × (1 − ratio); ($92,375 − $1,250) × (1 − 3.10%); $91,125 × 96.90% = $88,300).

To determine the total withdrawal amount reduction, the Remaining Protected Balance is reduced by the total withdrawal amount. Numerically, after the Remaining Protected Balance is reduced by the total withdrawal amount, the Remaining Protected Balance is $88,375 (Remaining Protected Balance − total withdrawal amount; $92,375 − $4,000 = $88,375).

Therefore, since $88,300 (proportionate method) is less than $88,375 (total withdrawal amount method) the new Remaining Protected Balance is $88,300.

Example #6 – Lifetime Income.

The values shown below are based on the following assumptions:

•	Initial Purchase Payment = $100,000
•	Rider Effective Date = Contract Date
•	No subsequent Purchase Payments are received.
•	Owner is age 65 when the first withdrawal was taken.
•	Withdrawals, each equal to 5% of the Protected Payment Base are taken each Contract Year.
•	No Automatic Reset or Owner-Elected Reset is assumed during the life of the Rider.

			Protected	Protected	Remaining
Contract		End of Year	Payment	Payment	Protected
Year	Withdrawal	Contract Value	Base	Amount	Balance

1	$5,000	$96,489	$100,000	$5,000	$95,000

2	$5,000	$94,384	$100,000	$5,000	$90,000

3	$5,000	$92,215	$100,000	$5,000	$85,000

4	$5,000	$89,982	$100,000	$5,000	$80,000

5	$5,000	$87,681	$100,000	$5,000	$75,000

6	$5,000	$85,311	$100,000	$5,000	$70,000

7	$5,000	$82,871	$100,000	$5,000	$65,000

8	$5,000	$80,357	$100,000	$5,000	$60,000

9	$5,000	$77,768	$100,000	$5,000	$55,000

10	$5,000	$75,101	$100,000	$5,000	$50,000

11	$5,000	$72,354	$100,000	$5,000	$45,000

12	$5,000	$69,524	$100,000	$5,000	$40,000

13	$5,000	$66,610	$100,000	$5,000	$35,000

14	$5,000	$63,608	$100,000	$5,000	$30,000

15	$5,000	$60,517	$100,000	$5,000	$25,000

16	$5,000	$57,332	$100,000	$5,000	$20,000

17	$5,000	$54,052	$100,000	$5,000	$15,000

18	$5,000	$50,674	$100,000	$5,000	$10,000

19	$5,000	$47,194	$100,000	$5,000	$5,000

20	$5,000	$43,610	$100,000	$5,000	$0

21	$5,000	$39,918	$100,000	$5,000	$0

22	$5,000	$36,115	$100,000	$5,000	$0

23	$5,000	$32,199	$100,000	$5,000	$0

24	$5,000	$28,165	$100,000	$5,000	$0

25	$5,000	$24,010	$100,000	$5,000	$0

26	$5,000	$19,730	$100,000	$5,000	$0

27	$5,000	$15,322	$100,000	$5,000	$0

28	$5,000	$10,782	$100,000	$5,000	$0

29	$5,000	$6,105	$100,000	$5,000	$0

30	$5,000	$1,288	$100,000	$5,000	$0

31	$5,000	$0	$100,000	$5,000	$0

32	$5,000	$0	$100,000	$5,000	$0

33	$5,000	$0	$100,000	$5,000	$0

34	$5,000	$0	$100,000	$5,000	$0

On the Rider Effective Date, the initial values are set as follows:

•	Protected Payment Base = Initial Purchase Payment = $100,000
•	Remaining Protected Balance = Initial Purchase Payment = $100,000
•	Protected Payment Amount = 5% of Protected Payment Base = $5,000

Because the amount of each withdrawal does not exceed the Protected Payment Amount immediately prior to the withdrawal ($5,000): (a) the Protected Payment Base remains unchanged; and (b) the Remaining Protected Balance is reduced by the amount of each withdrawal.

Since it was assumed that the Owner was age 65 when the first withdrawal was taken, withdrawals of 5% of the Protected Payment Base will continue to be paid each year (even after the Contract Value and Remaining Protected Balance have been reduced to zero) until the day of the first death of an Owner or the date of death of the sole surviving Annuitant (death of any Annuitant for Non-Natural Owners), whichever occurs first.

CoreIncome Advantage

(This Rider is called the Core Withdrawal Benefit Rider in the Contract’s Rider).

Rider Terms

Annual RMD Amount – The amount required to be distributed each Calendar Year for purposes of satisfying the minimum distribution requirements of Code Section 401(a)(9) (“Section 401(a)(9)”) and related Code provisions in effect as of the Rider Effective Date.

Protected Payment Amount – The maximum amount that can be withdrawn under this Rider without reducing the Protected Payment Base.

If the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner) is age 65 or older when the first withdrawal was taken or the most recent reset, whichever is later, the Protected Payment Amount on any day after the Rider Effective Date is equal to 4% multiplied by the Protected Payment Base as of that day, less cumulative withdrawals during that Contract Year.

If the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner) is younger than age 65 when the first withdrawal was taken or the most recent reset, whichever is later, the Protected Payment Amount on any day after the Rider Effective Date is equal to the lesser of:

•	4% of the Protected Payment Base as of that day, less cumulative withdrawals during that Contract Year, or

•	the Remaining Protected Balance as of that day.

The initial Protected Payment Amount on the Rider Effective Date is equal to 4% of the initial Protected Payment Base.

Protected Payment Base – An amount used to determine the Protected Payment Amount. The Protected Payment Base will remain unchanged except as otherwise described under the provisions of this Rider. The initial Protected Payment Base is equal to the initial Purchase Payment, if the Rider Effective Date is on the Contract Date, or the Contract Value, if the Rider Effective Date is on a Contract Anniversary.

Remaining Protected Balance – The amount available for future withdrawals made under this Rider, unless withdrawals are guaranteed until the death of an Owner or sole surviving Annuitant (first Annuitant in the case of a Non-Natural Owner). The initial Remaining Protected Balance is equal to the initial Purchase Payment, if the Rider Effective Date is on the Contract Date, or the Contract Value, if the Rider Effective Date is on a Contract Anniversary.

Reset Date – Any Contract Anniversary after the Rider Effective Date on which an Automatic Reset or an Owner-Elected Reset occurs.

Rider Effective Date – The date the guarantees and charges for the Rider become effective. If the Rider is purchased within 60 days of the Contract Date, the Rider Effective Date is the Contract Date. If the Rider is purchased within 60 days of a Contract Anniversary, the Rider Effective Date is the date of that Contract Anniversary.

How the Rider Works

On any day, this Rider guarantees you can withdraw up to the Protected Payment Amount, regardless of market performance, until the Rider terminates. Lifetime withdrawals up to the Protected Payment Amount may continue after the Remaining Protected Balance is reduced to zero (0) if the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner) was age 65 or older when the first withdrawal was taken after the Rider Effective Date or the most recent Reset Date, whichever is later. If a withdrawal was taken before age 65 and there was no subsequent Reset, the Rider will terminate once the Remaining Protected Balance is reduced to zero (0). Once the Rider is purchased, you cannot request a termination of the Rider (see the Termination subsection of this Rider for more information).

In addition, beginning with the 1st anniversary of the Rider Effective Date or most recent Reset Date, whichever is later, the Rider provides for Automatic Annual Resets or Owner-Elected Resets of the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value.

The Protected Payment Base and Remaining Protected Balance may change over time. An Automatic Reset or Owner-Elected Reset will increase or decrease the Protected Payment Base and Remaining Protected Balance depending on the Contract Value on the Reset Date. A withdrawal that is less than or equal to the Protected Payment Amount will reduce the Remaining Protected Balance by the amount of the withdrawal and will not change the Protected Payment Base. If a withdrawal is greater than the Protected Payment Amount and the Contract Value is less than the Protected Payment Base, both the Protected Payment Base and Remaining Protected Balance will be reduced by an amount that is greater than the excess amount withdrawn. For withdrawals that are greater than the Protected Payment Amount, see the Withdrawal of Protected Payment Amount subsection.

For purposes of this Rider, the term “withdrawal” includes any applicable withdrawal charges. Amounts withdrawn under this Rider will reduce the Contract Value by the amount withdrawn and will be subject to the same conditions, limitations, restrictions and all other fees, charges and deductions, if applicable, as withdrawals otherwise made under the provisions of the Contract. Withdrawals under this Rider are not annuity payouts. Annuity payouts generally receive a more favorable tax treatment than other withdrawals.

If your Contract is a Qualified Contract, including a TSA/403(b) Contract, you are subject to restrictions on withdrawals you may take prior to a triggering event (e.g. reaching age 59 1/2, separation from service, disability) and you should consult your tax or legal advisor prior to purchasing this optional guarantee, the primary benefit of which is guaranteeing withdrawals. For additional information regarding withdrawals and triggering events, see FEDERAL TAX ISSUES – IRAs and Qualified Plans.

Withdrawal of Protected Payment Amount

While this Rider is in effect, you may withdraw up to the Protected Payment Amount each Contract Year, regardless of market performance, until the Rider terminates. Any portion of the Protected Payment Amount not withdrawn during a Contract Year may not be carried over to the next Contract Year. If a withdrawal does not exceed the Protected Payment Amount immediately prior to that withdrawal, the Protected Payment Base will remain unchanged. The Remaining Protected Balance will decrease by the withdrawal amount immediately following the withdrawal.

Withdrawals Exceeding the Protected Payment Amount. If a withdrawal (except an RMD Withdrawal) exceeds the Protected Payment Amount immediately prior to that withdrawal, we will (immediately following the excess withdrawal) reduce the Protected Payment Base on a proportionate basis for the amount in excess of the Protected Payment Amount. We will reduce the Remaining Protected Balance either on a proportionate basis or by the total withdrawal amount, whichever results in the lower Remaining Protected Balance amount. (See example 4 in Sample Calculations below for a numerical example of the adjustments to the Protected Payment Base and Remaining Protected Balance as a result of an excess withdrawal.) If a withdrawal is greater than the Protected Payment Amount and the Contract Value is less than the Protected Payment Base, both the Protected Payment Base and Remaining Protected Balance will be reduced by an amount that is greater than the excess amount withdrawn.

The amount available for withdrawal under the Contract must be sufficient to support any withdrawal that would otherwise exceed the Protected Payment Amount.

For information regarding taxation of withdrawals, see FEDERAL TAX ISSUES.

Required Minimum Distributions

No adjustment will be made to the Protected Payment Base as a result of a withdrawal that exceeds the Protected Payment Amount immediately prior to the withdrawal, provided:

•	such withdrawal (an “RMD Withdrawal”) is for purposes of satisfying the minimum distribution requirements of Section 401(a)(9) and related Code provisions in effect at that time,

•	you have authorized us to calculate and make periodic distribution of the Annual RMD Amount for the Calendar Year required based on the payment frequency you have chosen,

•	the Annual RMD Amount is based on this Contract only, and

•	only RMD Withdrawals are made from the Contract during the Contract Year.

Immediately following an RMD Withdrawal, the Remaining Protected Balance will decrease by the RMD Withdrawal amount.

See FEDERAL TAX ISSUES – Qualified Contracts – Required Minimum Distributions.

Depletion of Contract Value

If a withdrawal (including an RMD Withdrawal) does not exceed the Protected Payment Amount and reduces the Contract Value to zero, the following will apply:

•	if the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner):

•	was younger than age 65 when the first withdrawal was taken under the Rider, after the Rider Effective Date or the most recent Reset Date, whichever is later, the Protected Payment Amount will be paid each year until the Remaining Protected Balance is reduced to zero, or

•	was age 65 or older when the first withdrawal was taken under the Rider after the Rider Effective Date or the most recent Reset Date, whichever is later, the Protected Payment Amount will be paid each year until the day of the first death of an Owner or the date of death of the sole surviving Annuitant (first Annuitant in the case of a Non-Natural Owner).

•	the Protected Payment Amount will be paid under a series of pre-authorized withdrawals under a payment frequency as elected by the Owner, but no less frequently than annually,

•	no additional Purchase Payments will be accepted under the Contract,

•	any Remaining Protected Balance will not be available for payment in a lump sum and will not be applied to provide payments under an Annuity Option, and

•	the Contract will cease to provide any death benefit.

Depletion of Remaining Protected Balance

If a withdrawal (including an RMD Withdrawal) reduced the Remaining Protected Balance to zero and Contract Value remains, the following will apply:

If the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner):

•	was younger than age 65 when the first withdrawal was taken under the Rider after the Rider Effective Date or the most recent Reset Date, whichever is later, this Rider will terminate, or

•	was age 65 or older when the first withdrawal was taken under the Rider after the Rider Effective Date or the most recent Reset Date, whichever is later, you may elect to withdraw up to the Protected Payment Amount each year until the day of the first death of an Owner or the date of death of the sole surviving Annuitant (first Annuitant in the case of a Non-Natural Owner). If an Automatic or Owner-Elected Reset occurs, the Remaining Protected Balance will be reinstated to an amount equal to the Contract Value as of that Contract Anniversary.

Before your Remaining Protected Balance is zero, if you took your first withdrawal before 65 and you would like to be eligible for lifetime payments under the Rider, an Automatic or Owner-Elected Reset must occur and your first withdrawal after that Reset must be taken on or after age 65. See the Reset of Protected Payment Base and Remaining Protected Balance subsection of this Rider. If you are younger than 65 when the Remaining Protected Balance is zero and Contract Value remains, the Rider will terminate and there is no opportunity for a Reset.

If a withdrawal (except an RMD Withdrawal) made from the Contract exceeds the Protected Payment Amount, the withdrawal will be treated as an excess withdrawal and the Protected Payment Base will be reduced according to the Withdrawals Exceeding the Protected Payment Amount subsection.

Any death benefit proceeds to be paid to the Beneficiary from remaining Contract Value will be paid according to the Death Benefit provisions of the Contract.

Reset of Protected Payment Base and Remaining Protected Balance

Regardless of which reset option is used, on and after each Reset Date, the provisions of this Rider shall apply in the same manner as they applied when the Rider was originally issued. The limitations and restrictions on Purchase Payments and withdrawals, the deduction of Rider charges and any future reset options available on and after the Reset Date, will again apply and will be measured from that Reset Date. A reset occurs when the Protected Payment Base and Remaining Protected Balance are changed to an amount equal to the Contract Value as of the Reset Date.

Automatic Reset. On each Contract Anniversary while this Rider is in effect and before the Annuity Date, we will automatically reset the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value, if the Protected Payment Base is less than the Contract Value on that Contract Anniversary. The annual charge percentage may change as a result of any Automatic Reset (see CHARGES, FEES AND DEDUCTIONS – Optional Rider Charges).

Automatic Reset – Opt-Out Election. Within 60 days after a Contract Anniversary on which an Automatic Reset is effective, you have the option to reinstate the Protected Payment Base, Remaining Protected Balance, Protected Payment Amount and annual charge percentage to their respective amounts immediately before the Automatic Reset. Any future Automatic Resets will continue in accordance with the Automatic Reset paragraph above.

If you elect this option, your opt-out election must be received, In Proper Form, within the same 60 day period after the Contract Anniversary on which the reset is effective.

Automatic Reset – Future Participation. You may elect not to participate in future Automatic Resets at any time. Your election must be received, In Proper Form, while this Rider is in effect and before the Annuity Date. Such election will be effective for future Contract Anniversaries.

If you previously elected not to participate in Automatic Resets, you may re-elect to participate in future Automatic Resets at any time. Your election to resume participation must be received, In Proper Form, while this Rider is in effect and before the Annuity Date. Such election will be effective for future Contract Anniversaries as described in the Automatic Reset paragraph above.

Owner-Elected Resets (Non-Automatic). You may, on any Contract Anniversary, elect to reset the Remaining Protected Balance and Protected Payment Base to an amount equal to 100% of the Contract Value. An Owner-Elected Reset may be elected while Automatic Resets are in effect. The annual charge percentage may change as a result of this Reset.

If you elect this option, your election must be received, In Proper Form, within 60 days after the Contract Anniversary on which the reset is effective. The reset will be based on the Contract Value as of that Contract Anniversary. Your election of this option may result in a reduction in the Protected Payment Base, Remaining Protected Balance and Protected Payment Amount. Generally, the reduction will occur when your Contract Value is less than the Protected Payment Base as of the Contract Anniversary you elected the reset. You are strongly advised to work with your financial advisor prior to electing an Owner-Elected Reset. We will provide you with written confirmation of your election.

Subsequent Purchase Payments

If we receive additional Purchase Payments after the Rider Effective Date, we will increase the Protected Payment Base and Remaining Protected Balance by the amount of the Purchase Payments. However, for purposes of this Rider, we reserve the right to restrict additional Purchase Payments that result in a total of all Purchase Payments received after the 1st Contract Anniversary, measured from the later of the Rider Effective Date or most recent Reset Date, to exceed $100,000 without our prior approval. This provision only applies if the Contract to which this Rider is attached, permits Purchase Payments after the 1st Contract Anniversary, measured from the Contract Date.

Annuitization

If you annuitize the Contract at the maximum Annuity Date specified in your Contract and this Rider is still in effect at the time of your election and a Life Only fixed annuity option is chosen, the annuity payments will be equal to the greater of:

•	the Life Only fixed annual payment amount based on the terms of your Contract, or

•	the Protected Payment Amount in effect at the maximum Annuity Date.

If you annuitize the Contract at any time prior to the maximum Annuity Date specified in your Contract, your annuity payments will be determined in accordance with the terms of your Contract. The Protected Payment Base, Remaining Protected Balance and Protected Payment Amount under this Rider will not be used in determining any annuity payments. Work with your financial advisor to determine if you should annuitize your Contract before the maximum Annuity Date or stay in the accumulation phase and continue to take withdrawals under the Rider.

The annuity payments described in this subsection are available to you even if your first withdrawal was taken prior to age 65 and no Resets have occurred.

Continuation of Rider if Surviving Spouse Continues Contract

If the Contract Value or Remaining Protected Balance is zero when the Owner dies, this Rider will terminate. If the Owner dies while this Rider is in effect and if the surviving spouse of the deceased Owner elects to continue the Contract in accordance with its terms, the surviving spouse may continue to take withdrawals of the Protected Payment Amount under this Rider, until the Remaining Protected Balance is reduced to zero.

The surviving spouse may elect any of the reset options available under this Rider for subsequent Contract Anniversaries. If a reset takes place then the provisions of this Rider will continue in full force and in effect for the surviving spouse. In addition, if the surviving spouse is age 65 or older when the first withdrawal is taken after the most recent Reset Date and this Reset Date occurred after the surviving spouse continued the Contract, then the surviving spouse may take withdrawals of the Protected Payment Amount (based on the new Protected Payment Base) for life. In some instances, withdrawals may continue for the life of the surviving spouse without the need for a reset.

The surviving spouse may elect to receive any death benefit proceeds instead of continuing the Contract and Rider (see THE CONTRACT – Death Benefit).

Termination

You cannot request a termination of the Rider. Except as otherwise provided below, the Rider will automatically terminate on the earliest of:

•	the day any portion of the Contract Value is no longer allocated according to the Investment Allocation Requirements,

•	the day the Remaining Protected Balance is reduced to zero if the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner), was younger than 65 when the first withdrawal was taken under the Rider after the Rider Effective Date or the most recent Reset Date, whichever is later,

•	the date of the first death of an Owner or the date of death of the sole surviving Annuitant (except as provided under the Continuation of Rider if Surviving Spouse Continues Contract subsection),

•	for Contracts with a Non-Natural Owner, the date of the first death of an Annuitant, including Primary, Joint and Contingent Annuitants,

•	the day the Contract is terminated in accordance with the provisions of the Contract,

•	the day we are notified of a change in ownership of the Contract to a non-spouse Owner if the Contract is Non-Qualified (excluding changes in ownership to or from certain trusts),

•	the day you exchange this Rider for another withdrawal benefit Rider,

•	the Annuity Date (see the Annuitization subsection for additional information), or

•	the day the Contract Value is reduced to zero as a result of a withdrawal (except an RMD Withdrawal) that exceeds the Protected Payment Amount.

See the Depletion of Contract Value subsection for situations where the Rider will not terminate when the Contract Value is reduced to zero and see the Depletion of Remaining Protected Balance subsection for situations where the Rider will not terminate when the Remaining Protected Balance is reduced to zero.

Sample Calculations

The examples provided are based on certain hypothetical assumptions and are for example purposes only. Where Contract Value is reflected, the examples do not assume any specific return percentage. The examples have been provided to assist in understanding the benefits provided by this Rider and to demonstrate how Purchase Payments received and withdrawals made from the Contract prior to the Annuity Date affect the values and benefits under this Rider over an extended period of time. There may be minor differences in the calculations due to rounding. These examples are not intended to serve as projections of future investment returns nor are they a reflection of how your Contract will actually perform.

Example #1 – Setting of Initial Values.

The values shown below are based on the following assumptions:

•	Initial Purchase Payment = $100,000
•	Rider Effective Date = Contract Date

				Protected	Protected	Remaining
	Purchase			Payment	Payment	Protected
	Payment	Withdrawal	Contract Value	Base	Amount	Balance

Rider Effective Date	$100,000		$100,000	$100,000	$4,000	$100,000

On the Rider Effective Date, the initial values are set as follows:

•	Protected Payment Base = Initial Purchase Payment = $100,000
•	Remaining Protected Balance = Initial Purchase Payment = $100,000
•	Protected Payment Amount = 4% of Protected Payment Base = $4,000

Example #2 – Subsequent Purchase Payments.

The values shown below are based on the following assumptions:

•	Rider purchased at Contract issue by a 64-year old.
•	Initial Purchase Payment = $100,000
•	Rider Effective Date = Contract Date
•	A subsequent Purchase Payment of $100,000 is received during Contract Year 1.
•	No withdrawals taken.
•	Automatic Reset at Beginning of contract Year 2.
•	Each Contract Anniversary referenced in the table represents the first day of the applicable Contract Year.

				Protected	Protected	Remaining
	Purchase			Payment	Payment	Protected
	Payment	Withdrawal	Contract Value	Base	Amount	Balance

Rider Effective Date	$100,000		$100,000	$100,000	$4,000	$100,000

Activity	$100,000		$200,000	$200,000	$8,000	$200,000

Year 2 Contract Anniversary	(Prior to Automatic Reset)		$207,000	$200,000	$8,000	$200,000

Year 2 Contract Anniversary	(After Automatic Reset)		$207,000	$207,000	$8,280	$207,000

Immediately after the $100,000 subsequent Purchase Payment during Contract Year 1, the Protected Payment Base and Remaining Protected Balance are increased by the Purchase Payment amount to $200,000 ($100,000 + $100,000). The Protected Payment Amount after the Purchase Payment is equal to $8,000 (4% of the Protected Payment Base after the Purchase Payment).

An automatic reset takes place at Year 2 Contract Anniversary, since the Contract Value ($207,000) is higher than the Protected Payment Base ($200,000). This resets the Protected Payment Base and Remaining Protected Balance to $207,000 and the Protected Payment Amount to $8,280 (4% × $207,000). Also, the Protected Payment Amount will now be paid for life.

In addition to Purchase Payments, the Contract Value is further subject to increases and/or decreases during each Contract Year as a result of charges, fees and other deductions, and increases and/or decreases in the investment performance of the Variable Account.

Example #3 – Withdrawals Not Exceeding Protected Payment Amount.

The values shown below are based on the following assumptions:

•	Initial Purchase Payment = $100,000
•	Rider Effective Date = Contract Date
•	A subsequent Purchase Payment of $100,000 is received during Contract Year 1.
•	A withdrawal equal to or less than the Protected Payment Amount is taken during Contract Year 2.
•	Automatic Resets at Beginning of Contract Years 2 and 3.
•	Each Contract Anniversary referenced in the table represents the first day of the applicable Contract Year.

				Protected	Protected	Remaining
	Purchase			Payment	Payment	Protected
	Payment	Withdrawal	Contract Value	Base	Amount	Balance

Rider Effective Date	$100,000		$100,000	$100,000	$4,000	$100,000

Activity	$100,000		$200,000	$200,000	$8,000	$200,000

Year 2 Contract Anniversary	(Prior to Automatic Reset)		$207,000	$200,000	$8,000	$200,000

Year 2 Contract Anniversary	(After Automatic Reset)		$207,000	$207,000	$8,280	$207,000

Activity		$5,000	$216,490	$207,000	$3,280	$202,000

Year 3 Contract Anniversary	(Prior to Automatic Reset)		$216,490	$207,000	$8,280	$202,000

Year 3 Contract Anniversary	(After Automatic Reset)		$216,490	$216,490	$8,660	$216,490

For an explanation of the values and activities at the start of and during Contract Year 1, refer to Examples #1 and #2.

As the withdrawal during Contract Year 2 did not exceed the Protected Payment Amount immediately prior to the withdrawal ($8,280):

•	the Protected Payment Base remains unchanged; and
•	the Remaining Protected Balance is reduced by the amount of the withdrawal to $202,000 ($207,000 − $5,000) and the Protected Payment Amount is reduced by the amount of the withdrawal to $3,280 ($8,280 − $5,000).

At Year 3 Contract Anniversary, since the Protected Payment Base was less than the Contract Value on that Contract Anniversary (see balances at Year 3 Contract Anniversary – Prior to Automatic Reset), an automatic reset occurred which resets the Protected Payment

Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value (see balances at Year 3 Contract Anniversary – After Automatic Reset). As a result, the Protected Payment Amount is equal to $8,660 (4% of the reset Protected Payment Base).

Example #4 – Withdrawals Exceeding Protected Payment Amount.

The values shown below are based on the following assumptions:

•	Initial Purchase Payment = $100,000
•	Rider Effective Date = Contract Date
•	A subsequent Purchase Payment of $100,000 is received during Contract Year 1.
•	A withdrawal greater than the Protected Payment Amount is taken during Contract Year 2.
•	Automatic Resets at Beginning of Contract Years 2 and 3.
•	Each Contract Anniversary referenced in the table represents the first day of the applicable Contract Year.

				Protected	Protected	Remaining
	Purchase		Contract	Payment	Payment	Protected
	Payment	Withdrawal	Value	Base	Amount	Balance

Rider Effective Date	$100,000		$100,000	$100,000	$4,000	$100,000

Activity	$100,000		$200,000	$200,000	$8,000	$200,000

Year 2 Contract Anniversary	(Prior to Automatic Reset)		$207,000	$200,000	$8,000	$200,000

Year 2 Contract Anniversary	(After Automatic Reset)		$207,000	$207,000	$8,280	$207,000

Activity		$25,000	$196,490	$190,750	$0	$182,000

Year 3 Contract Anniversary	(Prior to Automatic Reset)		$196,490	$190,750	$7,630	$182,000

Year 3 Contract Anniversary	(After Automatic Reset)		$196,490	$196,490	$7,860	$196,490

For an explanation of the values and activities at the start of and during Contract Year 1, refer to Examples #1 and #2.

Because the $25,000 withdrawal during Contract Year 2 exceeds the Protected Payment Amount immediately prior to the withdrawal ($25,000 > $8,280), the Protected Payment Base and Remaining Protected Balance immediately after the withdrawal are reduced.

The Values shown below are based on the following assumptions immediately before the excess withdrawal:

•	Contract Value = $221,490
•	Protected Payment Base = $207,000
•	Remaining Protected Balance = $207,000
•	Protected Payment Amount = $8,280 (4% × Protected Payment Base; 4% × $207,000 = $8,280)
•	No withdrawals were taken prior to the excess withdrawal

A withdrawal of $25,000 was taken, which exceeds the Protected Payment Amount of $8,280 for the Contract Year. The Protected Payment Base and Remaining Protected Balance will be reduced based on the following calculation:

First, determine the excess withdrawal amount. The excess withdrawal amount is the total withdrawal amount less the Protected Payment Amount. Numerically, the excess withdrawal amount is $16,720 (total withdrawal amount − Protected Payment Amount; $25,000 − $8,280 = $16,720).

Second, determine the ratio for the proportionate reduction. The ratio is the excess withdrawal amount determined above divided by (Contract Value − Protected Payment Amount). The Contract Value prior to the withdrawal was $221,490, which equals the $196,490 after the withdrawal plus the $25,000 withdrawal amount. Numerically, the ratio is 7.85% ($16,720 ÷ ($221,490 − $8,280); $16,720 ÷ $213,210 = 0.0785 or 7.85%).

Third, determine the new Protected Payment Base. The Protected Payment Base will be reduced on a proportionate basis. The Protected Payment Base is multiplied by 1 less the ratio determined above. Numerically, the new Protected Payment Base is $190,750 (Protected Payment Base × (1 − ratio); $207,000 × (1 − 7.85%); $207,000 × 92.15% = $190,750).

Fourth, determine the new Remaining Protected Balance. The Remaining Protected Balance is reduced either on a proportionate basis or by the total withdrawal amount, whichever results in the lower Remaining Protected Balance amount.

To determine the proportionate reduction, the Remaining Protected Balance immediately before the withdrawal is reduced by the Protected Payment Amount multiplied by 1 less the ratio determined above. Numerically, after the proportionate reduction, the new Remaining Protected Balance is $183,120 ((Remaining Protected Balance immediately before the withdrawal − Protected Payment Amount) × (1 − ratio); ($207,000 − $8,280) × (1 − 7.85%); $198,720 × 92.15% = $183,120).

To determine the total withdrawal amount reduction, the Remaining Protected Balance immediately before the withdrawal is reduced by the total withdrawal amount. Numerically, after the Remaining Protected Balance is reduced by the total withdrawal amount, the new Remaining Protected Balance is $182,000 (Remaining Protected Balance immediately before the withdrawal − total withdrawal amount; $207,000 − $25,000 = $182,000).

Therefore, since $182,000 (total withdrawal amount method) is less than $183,120 (proportionate method) the new Remaining Protected Balance is $182,000.

The Protected Payment Amount immediately after the withdrawal is equal to $0 (4% of the Protected Payment Base after the withdrawal (4% of $190,750 = $7,630), less cumulative withdrawals during that Contract Year ($25,000), but not less than zero).

At Year 3 Contract Anniversary, since the Protected Payment Base was less than the Contract Value on that Contract Anniversary (see balances at Year 3 Contract Anniversary – Prior to Automatic Reset), an Automatic Reset occurred which resets the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value (see balances at Year 3 Contract Anniversary – After Automatic Reset).

Example #5 – RMD Withdrawals.

This is an example of the effect of cumulative RMD Withdrawals during the Contract Year that exceed the Protected Payment Amount established for that Contract Year and its effect on the Protected Payment Base and Remaining Protected Balance. The Annual RMD Amount is based on the entire interest of your Contract as of the previous year-end.

This table assumes quarterly withdrawals of only the Annual RMD Amount during the Contract Year. The calculated Annual RMD amount for the Calendar Year is $7,500 and the Contract Anniversary is May 1 of each year.

			Annual	Protected	Protected	Remaining
Activity	RMD	Non-RMD	RMD	Payment	Payment	Protected
Date	Withdrawal	Withdrawal	Amount	Base	Amount	Balance

05/01/2006				$100,000	$4,000	$100,000
Contract Anniversary

01/01/2007			$7,500

03/15/2007	$1,875			$100,000	$2,125	$98,125

05/01/2007				$100,000	$4,000	$98,125
Contract Anniversary

06/15/2007	$1,875			$100,000	$2,125	$96,250

09/15/2007	$1,875			$100,000	$250	$94,375

12/15/2007	$1,875			$100,000	$0	$92,500

01/01/2008			$8,000

03/15/2008	$2,000			$100,000	$0	$90,500

05/01/2008				$100,000	$4,000	$90,500
Contract Anniversary

Since the RMD Amount for 2008 increases to $8,000, the quarterly withdrawals of the RMD Amount increase to $2,000, as shown by the RMD Withdrawal on March 15, 2008. Because all withdrawals during the Contract Year were RMD Withdrawals, there is no adjustment to the Protected Payment Base for exceeding the Protected Payment Amount. The only effect is a reduction in the Remaining Protected Balance equal to the amount of each withdrawal. In addition, each contract year the Protected Payment Amount is reduced by the amount of each withdrawal until the Protected Payment Amount is zero.

This chart assumes quarterly withdrawals of the Annual RMD Amount and other non-RMD Withdrawals during the Contract Year. The calculated Annual RMD amount and Contract Anniversary are the same as above.

			Annual	Protected	Protected	Remaining
Activity	RMD	Non-RMD	RMD	Payment	Payment	Protected
Date	Withdrawal	Withdrawal	Amount	Base	Amount	Balance

05/01/2006			$0	$100,000	$4,000	$100,000
Contract Anniversary

01/01/2007			$7,500

03/15/2007	$1,875			$100,000	$2,125	$98,125

04/01/2007		$2,000		$100,000	$125	$96,125

05/01/2007				$100,000	$4,000	$96,125
Contract Anniversary

06/15/2007	$1,875			$100,000	$2,125	$94,250

09/15/2007	$1,875			$100,000	$250	$92,375

11/15/2007		$4,000		$95,820	$0	$88,274

On 3/15/07 there was an RMD Withdrawal of $1,875 and on 4/1/07 a non-RMD Withdrawal of $2,000. Because the total withdrawals during the Contract Year (5/1/06 through 4/30/07) did not exceed the Protected Payment Amount of $4,000 there was no adjustment to the Protected Payment Base. The only effect is a reduction in the Remaining Protected Balance and the Protected Payment Amount equal to the amount of each withdrawal. On 5/1/07, the Protected Payment Amount was re-calculated (4% of the Protected Payment Base) as of that Contract Anniversary.

On 11/15/07, there was a non-RMD Withdrawal ($4,000) that caused the cumulative withdrawals during the Contract Year ($7,750) to exceed the Protected Payment Amount ($4,000). As the withdrawal exceeded the Protected Payment Amount immediately prior to the withdrawal ($250), and assuming the Contract Value was $90,000 immediately prior to the withdrawal, the Protected Payment Base is reduced to $95,820 and the Remaining Protected Balance is reduced to $88,274.

The Values shown below are based on the following assumptions immediately before the excess withdrawal:

•	Contract Value = $90,000
•	Protected Payment Base = $100,000
•	Remaining Protected Balance = $92,375
•	Protected Payment Amount = $250

A withdrawal of $4,000 was taken, which exceeds the Protected Payment Amount of $250. The Protected Payment Base and Remaining Protected Balance will be reduced based on the following calculation:

First, determine the excess withdrawal amount. The excess withdrawal amount is the total withdrawal amount less the Protected Payment Amount. Numerically, the excess withdrawal amount is $3,750 (total withdrawal amount − Protected Payment Amount; $4,000 − $250 = $3,750).

Second, determine the ratio for the proportionate reduction. The ratio is the excess withdrawal amount determined above divided by (Contract Value − Protected Payment Amount). Numerically, the ratio is 4.18% ($3,750 ÷ ($90,000 − $250); $3,750 ÷ $89,750 = 0.0418 or 4.18%).

Third, determine the new Protected Payment Base. The Protected Payment Base will be reduced on a proportionate basis. The Protected Payment Base is multiplied by 1 less the ratio determined above. Numerically, the new Protected Payment Base is $95,820 (Protected Payment Base × (1 − ratio); $100,000 × (1 − 4.18%); $100,000 × 95.82% = $95,820).

Fourth, determine the new Remaining Protected Balance. The Remaining Protected Balance is reduced either on a proportionate basis or by the total withdrawal amount, whichever results in the lower Remaining Protected Balance amount.

To determine the proportionate reduction, the Remaining Protected Balance is reduced by the Protected Payment Amount multiplied by 1 less the ratio determined above. Numerically, after the proportionate reduction, the Remaining Protected Balance is $88,274 ((Remaining Protected Balance − Protected Payment Amount) × (1 − ratio); ($92,375 − $250) × (1 − 4.18%); $92,125 × 95.82% = $88,274).

To determine the total withdrawal amount reduction, the Remaining Protected Balance is reduced by the total withdrawal amount. Numerically, after the Remaining Protected Balance is reduced by the total withdrawal amount, the Remaining Protected Balance is $88,375 (Remaining Protected Balance − total withdrawal amount; $92,375 − $4,000 = $88,375).

Therefore, since $88,274 (proportionate method) is less than $88,375 (total withdrawal amount method) the new Remaining Protected Balance is $88,274.

Example #6 – Lifetime Income.

The values shown below are based on the following assumptions:

•	Initial Purchase Payment = $100,000
•	Rider Effective Date = Contract Date
•	No subsequent Purchase Payments are received.
•	Owner is age 65 or older when the first withdrawal was taken.
•	Withdrawals, each equal to 4% of the Protected Payment Base are taken each Contract Year.
•	No Automatic Reset or Owner-Elected Reset is assumed during the life of the Rider.

			Protected	Protected	Remaining
Contract		End of Year	Payment	Payment	Protected
Year	Withdrawal	Contract Value	Base	Amount	Balance

1	$4,000	$96,489	$100,000	$4,000	$96,000

2	$4,000	$94,384	$100,000	$4,000	$92,000

3	$4,000	$92,215	$100,000	$4,000	$88,000

4	$4,000	$89,982	$100,000	$4,000	$84,000

5	$4,000	$87,681	$100,000	$4,000	$80,000

6	$4,000	$85,311	$100,000	$4,000	$76,000

7	$4,000	$82,871	$100,000	$4,000	$72,000

8	$4,000	$80,357	$100,000	$4,000	$68,000

9	$4,000	$77,768	$100,000	$4,000	$64,000

10	$4,000	$75,101	$100,000	$4,000	$60,000

11	$4,000	$72,354	$100,000	$4,000	$56,000

12	$4,000	$69,524	$100,000	$4,000	$52,000

13	$4,000	$66,610	$100,000	$4,000	$48,000

14	$4,000	$63,608	$100,000	$4,000	$44,000

15	$4,000	$60,517	$100,000	$4,000	$40,000

16	$4,000	$57,332	$100,000	$4,000	$36,000

17	$4,000	$54,052	$100,000	$4,000	$32,000

18	$4,000	$50,674	$100,000	$4,000	$28,000

19	$4,000	$47,194	$100,000	$4,000	$24,000

20	$4,000	$43,610	$100,000	$4,000	$20,000

21	$4,000	$39,918	$100,000	$4,000	$16,000

22	$4,000	$36,115	$100,000	$4,000	$12,000

23	$4,000	$32,199	$100,000	$4,000	$8,000

24	$4,000	$28,165	$100,000	$4,000	$4,000

25	$4,000	$24,010	$100,000	$4,000	$0

26	$4,000	$19,730	$100,000	$4,000	$0

27	$4,000	$15,322	$100,000	$4,000	$0

28	$4,000	$10,782	$100,000	$4,000	$0

29	$4,000	$6,105	$100,000	$4,000	$0

30	$4,000	$1,288	$100,000	$4,000	$0

31	$4,000	$0	$100,000	$4,000	$0

32	$4,000	$0	$100,000	$4,000	$0

33	$4,000	$0	$100,000	$4,000	$0

34	$4,000	$0	$100,000	$4,000	$0

On the Rider Effective Date, the initial values are set as follows:

•	Protected Payment Base = Initial Purchase Payment = $100,000
•	Remaining Protected Balance = Initial Purchase Payment = $100,000
•	Protected Payment Amount = 4% of Protected Payment Base = $4,000

Because the amount of each withdrawal does not exceed the Protected Payment Amount immediately prior to the withdrawal ($4,000): (a) the Protected Payment Base remains unchanged; and (b) the Remaining Protected Balance is reduced by the amount of each withdrawal.

Since it was assumed that the Owner was age 65 or older when the first withdrawal was taken, withdrawals of 4% of the Protected Payment Base will continue to be paid each year (even after the Contract Value and Remaining Protected Balance have been reduced to zero) until the day of the first death of an Owner or the date of death of the sole surviving Annuitant (death of any Annuitant for Non-Natural Owners), whichever occurs first.

Flexible Lifetime Income Plus

(This Rider is called the Guaranteed Withdrawal Benefit Rider in the Contract’s Rider.)

Rider Terms

Annual RMD Amount – The amount required to be distributed each Calendar Year for purposes of satisfying the minimum distribution requirements of Code Section 401(a)(9) (“Section 401(a)(9)”) and related Code provisions in effect as of the Rider Effective Date.

Protected Payment Amount – The maximum amount that can be withdrawn under this Rider without reducing the Protected Payment Base.

If the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner) is age 59 1/2 or older when the first withdrawal was taken or the most recent reset, whichever is later, the Protected Payment Amount on any day after the Rider Effective Date is equal to the withdrawal percentage multiplied by the Protected Payment Base as of that day, less cumulative withdrawals during the Contract Year.

If the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner) is younger than age 59 1/2 when the first withdrawal was taken or the most recent reset, whichever is later, the Protected Payment Amount on any day after the Rider Effective Date is equal to the lesser of:

•	the withdrawal percentage multiplied by the Protected Payment Base as of that day, less cumulative withdrawals during that Contract Year, or

•	the Remaining Protected Balance as of that day.

The Protected Payment Amount will never be less than zero. The initial Protected Payment Amount on the Rider Effective Date is equal to the applicable withdrawal percentage (based on the Owner’s age at the time of purchase) multiplied by the Protected Payment Base.

Protected Payment Base – An amount used to determine the Protected Payment Amount. The Protected Payment Base will never be less than zero and will remain unchanged except as otherwise described under the provisions of this Rider. The initial Protected Payment Base is equal to the initial Purchase Payment, if the Rider Effective Date is on the Contract Date, or the Contract Value, if the Rider Effective Date is on a Contract Anniversary.

Remaining Protected Balance – The amount available for future withdrawals made under this Rider. The Remaining Protected Balance will never be less than zero. The initial Remaining Protected Base is equal to the initial Purchase Payment, if the Rider Effective Date is on the Contract Date, or the Contract Value, if the Rider Effective Date is on a Contract Anniversary.

Annual Credit – An amount added to the Protected Payment Base and Remaining Protected Balance.

Reset Date – Any Contract Anniversary after the Rider Effective Date on which an Automatic Reset or an Owner-Elected Reset occurs.

Rider Effective Date – The date the guarantees and charges for the Rider become effective. If the Rider is purchased within 60 days of the Contract Date, the Rider Effective Date is the Contract Date. If the Rider is purchased within 60 days of a Contract Anniversary, the Rider Effective Date is the date of that Contract Anniversary.

How the Rider Works

On any day, this Rider guarantees you can withdraw up to the Protected Payment Amount each contract year, regardless of market performance, until the Rider terminates. Lifetime withdrawals up to the Protected Payment Amount may continue after the Remaining Protected Balance is reduced to zero (0) if the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner) was age 59 1/2 or older when the first withdrawal was taken after the Rider Effective Date or the most recent Reset Date, whichever is later. If a withdrawal was taken before age 59 1/2 and there was no subsequent Reset, the Rider will terminate once the Remaining Protected Balance is reduced to zero (0). This Rider also provides for an amount (an “Annual Credit”) to be added to the Protected Payment Base and Remaining Protected Balance. Once the Rider is purchased, you cannot request a termination of the Rider (see the Termination subsection of this Rider for more information).

In addition, beginning with the 1st anniversary of the Rider Effective Date or most recent Reset Date, whichever is later, the Rider provides for Automatic Annual Resets or Owner-Elected Resets of the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value.

If applicable, an Annual Credit is added to the Protected Payment Base and Remaining Protected Balance prior to any Automatic Reset. If the Contract Value as of that Contract Anniversary is greater than the Protected Payment Base (which includes the Annual Credit amount), then the Protected Payment Base and Remaining Protected Balance will be automatically reset to equal the Contract Value.

The Protected Payment Base and Remaining Protected Balance may change over time. The addition of an Annual Credit will increase the Protected Payment Base and the Remaining Protected Balance by the amount of the Annual Credit. An Automatic Reset or Owner-Elected Reset will increase or decrease the Protected Payment Base and Remaining Protected Balance depending on the Contract Value on the Reset Date. A withdrawal that is less than or equal to the Protected Payment Amount will reduce the Remaining Protected Balance by the amount of the withdrawal and will not change the Protected Payment Base. If a withdrawal is greater than Protected Payment Amount and the Contract Value is less than the Protected Payment Base, both the Protected Payment Base and Remaining Protected Balance will be reduced by an amount that is greater than the excess amount withdrawn. For withdrawals that are greater than the Protected Payment Amount, see the Withdrawal of Protected Payment Amount subsection.

For purposes of this Rider, the term “withdrawal” includes any applicable withdrawal charges. Amounts withdrawn under this Rider will reduce the Contract Value by the amount withdrawn and will be subject to the same conditions, limitations, restrictions and all other fees, charges and deductions, if applicable, as withdrawals otherwise made under the provisions of the Contract. Withdrawals under this Rider are not annuity payouts. Annuity payouts generally receive a more favorable tax treatment than other withdrawals.

If your Contract is a Qualified Contract, including a TSA/403(b) Contract, you are subject to restrictions on withdrawals you may take prior to a triggering event (e.g. reaching age 59 1/2, separation from service, disability) and you should consult your tax or legal advisor prior to purchasing this optional guarantee, the primary benefit of which is guaranteeing withdrawals. For additional information regarding withdrawals and triggering events, see FEDERAL TAX ISSUES – IRAs and Qualified Plans.

Withdrawal Percentage

The withdrawal percentage is determined according to the table below based on the oldest Owner’s age (or youngest Annuitant in the case of a Non-Natural Owner) at Rider Effective Date or the most recent Reset Date, whichever is later. The withdrawal percentages are as follows:

Age	Withdrawal Percentage

Before 59 1/2	5.0%
59 1/2 - 74	5.0%
75 and older	6.0%

If you purchase the Rider before you reach 75 years of age, a Reset is required to receive the higher withdrawal percentage once you are 75 years of age.

Withdrawal of Protected Payment Amount

While this Rider is in effect, you may withdraw up to the Protected Payment Amount each Contract Year, regardless of market performance, until the Rider terminates. Any portion of the Protected Payment Amount not withdrawn during a Contract Year may not be carried over to the next Contract Year.

If a withdrawal does not exceed the Protected Payment Amount immediately prior to that withdrawal, the Protected Payment Base will remain unchanged. The Remaining Protected Balance will decrease by the withdrawal amount immediately following the withdrawal.

Withdrawals Exceeding the Protected Payment Amount. If a withdrawal (except an RMD Withdrawal) exceeds the Protected Payment Amount immediately prior to that withdrawal, we will (immediately following the excess withdrawal) reduce the Protected Payment Base on a proportionate basis for the amount in excess of the Protected Payment Amount. We will reduce the Remaining Protected Balance either on a proportionate basis or by the total withdrawal amount, whichever results in the lower Remaining Protected Balance amount. (See example 4 in Sample Calculations below for a numerical example of the adjustments to the Protected Payment Base, Remaining Protected Balance and Protected Payment Amount as a result of an excess withdrawal.) If a withdrawal is greater than the Protected Payment Amount and the Contract Value is less than the Protected Payment Base, both the Protected Payment Base and Remaining Protected Balance will be reduced by an amount that is greater than the excess amount withdrawn.

The amount available for withdrawal under the Contract must be sufficient to support any withdrawal that would otherwise exceed the Protected Payment Amount.

For information regarding taxation of withdrawals, see FEDERAL TAX ISSUES.

Required Minimum Distributions

No adjustment will be made to the Protected Payment Base as a result of a withdrawal that exceeds the Protected Payment Amount immediately prior to the withdrawal, provided:

•	such withdrawal (an “RMD Withdrawal”) is for purposes of satisfying the minimum distribution requirements of Section 401(a)(9) and related Code provisions in effect at that time,

•	you have authorized us to calculate and make periodic distribution of the Annual RMD Amount for the Calendar Year required based on the payment frequency you have chosen,

•	the Annual RMD Amount is based on this Contract only, and

•	only RMD Withdrawals are made from the Contract during the Contract Year.

Immediately following an RMD Withdrawal, the Remaining Protected Balance will decrease by the RMD Withdrawal amount.

See FEDERAL TAX ISSUES – Qualified Contracts – General Rules – Required Minimum Distributions.

Depletion of Contract Value

If a withdrawal (including an RMD Withdrawal) does not exceed the Protected Payment Amount immediately prior to the withdrawal and reduces the Contract Value to zero, the following will apply:

•	if the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner):

•	was younger than age 59 1/2 when the first withdrawal was taken under the Rider, after the Rider Effective Date or the most recent Reset Date, whichever is later, the Protected Payment Amount will be paid each year until the Remaining Protected Balance is reduced to zero, or

•	was age 59 1/2 or older when the first withdrawal was taken under the Rider after the Rider Effective Date or the most recent Reset Date, whichever is later, the Protected Payment Amount will be paid each year until the day of the first death of an Owner or the date of death of the sole surviving Annuitant.

•	the Protected Payment Amount will be paid under a series of pre-authorized withdrawals under a payment frequency as elected by the Owner, but no less frequently than annually,

•	no additional Purchase Payments will be accepted under the Contract,

•	any Remaining Protected Balance will not be available for payment in a lump sum and will not be applied to provide payments under an Annuity Option, and

•	the Contract will cease to provide any death benefit.

If the Owner or sole surviving Annuitant dies and the Contract Value is zero as of the date of death, there is no death benefit, however, any Remaining Protected Balance will be paid to the Beneficiary under a series of pre-authorized withdrawals and payment frequency (at least annually) then in effect at the time of the Owner’s or sole surviving Annuitant’s death. If, however, the Remaining Protected Balance would be paid over a period that exceeds the life expectancy of the Beneficiary, the pre-authorized withdrawal amount will be adjusted so that the withdrawal payments will be paid over a period that does not exceed the Beneficiary’s life expectancy.

Depletion of Remaining Protected Balance

If a withdrawal (including an RMD Withdrawal) reduced the Remaining Protected Balance to zero and Contract Value remains, the following will apply:

If the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner):

•	was younger than age 59 1/2 when the first withdrawal was taken under the Rider after the Rider Effective Date or the most recent Reset Date, whichever is later, this Rider will terminate, or

•	was age 59 1/2 or older when the first withdrawal was taken under the Rider after the Rider Effective Date or the most recent Reset Date, whichever is later, you may elect to withdraw up to the Protected Payment Amount each year until the day of the first death of an Owner or the date of death of the sole surviving Annuitant. If an Automatic or Owner-Elected Reset occurs, the Remaining Protected Balance will be reinstated to an amount equal to the Contract Value as of that Contract Anniversary.

Before your Remaining Protected Balance is zero, if you took your first withdrawal before age 59 1/2 and you would like to be eligible for lifetime payments under the Rider, an Automatic or Owner-Elected Reset must occur and your first withdrawal after that Reset must be taken on or after age 59 1/2. See the Reset of Protected Payment Base and Remaining Protected Balance subsection of this Rider. If you are younger than age 59 1/2 when the Remaining Protected Balance is zero and Contract Value remains, the Rider will terminate and there is no opportunity for a Reset.

If a withdrawal (except an RMD Withdrawal) made from the Contract exceeds the Protected Payment Amount, the withdrawal will be treated as an excess withdrawal and the Protected Payment Base will be reduced according to the Withdrawals Exceeding the Protected Payment Amount subsection.

Any death benefit proceeds to be paid to the Beneficiary from remaining Contract Value will be paid according to the Death Benefit provisions of the Contract.

Annual Credit

On each Contract Anniversary after the Rider Effective Date, an Annual Credit will be added to the Protected Payment Base and Remaining Protected Balance, as of that Contract Anniversary, if:

•	no withdrawals have occurred after the Rider Effective Date or the most recent Reset Date, whichever is later, and

•	that Contract Anniversary is within the first 10 Contract Anniversaries, measured from the Rider Effective Date or the most recent Reset Date, whichever is later.

The Annual Credit is equal to 5% (7% if your Rider Effective Date is before January 1, 2009) of the total of:

•	the Remaining Protected Balance on the Rider Effective Date or the most recent Reset Date, whichever is later, and

•	the cumulative Purchase Payments received after the Rider Effective Date or most recent Reset Date, whichever is later,

as of the Contract Anniversary on which the Annual Credit is added.

Once a withdrawal has occurred, including an RMD Withdrawal, no Annual Credit will be added to the Protected Payment Base and Remaining Protected Balance on any Contract Anniversary following the withdrawal, unless an Automatic Reset or Owner Elected Reset occurs. If such a Reset occurs, your eligibility for the Annual Credit will be reinstated as of the Reset Date.

The Annual Credit is not added to your Contract Value.

Reset of Protected Payment Base and Remaining Protected Balance

Regardless of which reset option is used, on and after each Reset Date, the provisions of this Rider shall apply in the same manner as they applied when the Rider was originally issued. Eligibility for any Annual Credit, the limitations and restrictions on Purchase Payments and withdrawals, the deduction of annual charges and any future reset options available on and after the Reset Date, will again apply and will be measured from that Reset Date. A reset occurs when the Protected Payment Base and Remaining Protected Balance are changed to an amount equal to the Contract Value as of the Reset Date.

Automatic Reset. On each Contract Anniversary while this Rider is in effect and before the Annuity Date and after any annual credit is applied, we will automatically reset the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value, if the Protected Payment Base, after any Annual Credit is applied, is less than the Contract Value on that Contract Anniversary. The annual charge percentage may change as a result of any Automatic Reset (see CHARGES, FEES AND DEDUCTIONS – Optional Rider Charges).

Automatic Reset – Opt-Out Election. Within 60 days after a Contract Anniversary on which an Automatic Reset is effective, you have the option to reinstate the Protected Payment Base, Remaining Protected Balance, Protected Payment Amount and annual charge percentage to their respective amounts immediately before the Automatic Reset. Any future Automatic Resets will continue in accordance with the Automatic Reset paragraph above.

If you elect this option, your opt-out election must be received, In Proper Form, within the same 60 day period after the Contract Anniversary on which the reset is effective.

Automatic Reset – Future Participation. You may elect not to participate in future Automatic Resets at any time. Your election must be received, In Proper Form, while this Rider is in effect and before the Annuity Date. Such election will be effective for future Contract Anniversaries.

If you previously elected not to participate in Automatic Resets, you may re-elect to participate in future Automatic Resets at any time. Your election to resume participation must be received, In Proper Form, while this Rider is in effect and before the Annuity Date. Such election will be effective for future Contract Anniversaries as described in the Automatic Reset paragraph above.

Owner-Elected Resets (Non-Automatic). You may, on any Contract Anniversary, elect to reset the Remaining Protected Balance and Protected Payment Base to an amount equal to 100% of the Contract Value. An Owner-Elected Reset may be elected while Automatic Resets are in effect. The annual charge percentage may change as a result of this Reset.

If you elect this option, your election must be received, In Proper Form, within 60 days after the Contract Anniversary on which the reset is effective. The reset will be based on the Contract Value as of that Contract Anniversary. Your election of this option may result in a reduction in the Protected Payment Base, Remaining Protected Balance, Protected Payment Amount and any Annual Credit that may be applied. Generally, the reduction will occur when your Contract Value is less than the Protected Payment Base as of the Contract Anniversary you elected the reset. You are strongly advised to work with your financial advisor prior to electing an Owner-Elected Reset. We will provide you with written confirmation of your election.

Subsequent Purchase Payments

If we receive additional Purchase Payments after the Rider Effective Date, we will increase the Protected Payment Base and Remaining Protected Balance by the amount of the Purchase Payments. However, for purposes of this Rider, we reserve the right to restrict additional Purchase Payments that result in a total of all Purchase Payments received after the 1st Contract Anniversary, measured from the later of the Rider Effective Date or most recent Reset Date, to exceed $100,000 without our prior approval. This provision only applies if the Contract to which this Rider is attached, permits Purchase Payments after the 1st Contract Anniversary, measured from the Contract Date.

Annuitization

If you annuitize the Contract at the maximum Annuity Date specified in your Contract and this Rider is still in effect at the time of your election and a Life Only annuity option is chosen, the annuity payments will be equal to the greater of:

•	the Life Only annual payment amount based on the terms of your Contract, or

•	the Protected Payment Amount in effect at the maximum Annuity Date.

If you annuitize the Contract at any time prior to the maximum Annuity Date specified in your Contract, your annuity payments will be determined in accordance with the terms of your Contract. The Protected Payment Base, Remaining Protected Balance and Protected Payment Amount under this Rider will not be used in determining any annuity payments. Work with your financial advisor to determine if you should annuitize your Contract before the maximum Annuity Date or stay in the accumulation phase and continue to take withdrawals under the Rider.

The annuity payments described in this subsection are available to you even if your first withdrawal was taken prior to age 59 1/2 and no Resets have occurred.

Continuation of Rider if Surviving Spouse Continues Contract

If the Remaining Protected Balance is zero when the Owner dies, this Rider will terminate. If the Owner dies while this Rider is in effect and if the surviving spouse of the deceased Owner elects to continue the Contract in accordance with its terms, the surviving spouse may continue to take withdrawals of the Protected Payment Amount under this Rider, until the Remaining Protected Balance is reduced to zero.

The surviving spouse may elect any of the reset options available under this Rider for subsequent Contract Anniversaries. If an election to reset is made, whether by an Automatic Reset or an Owner-Elected Reset, then the provisions of this Rider will continue in full force and in effect for the surviving spouse. The withdrawal percentage will be determined based on the age of the surviving spouse and the new withdrawal percentage may be higher or lower than what the withdrawal percentage was prior to death. In addition, if the surviving spouse is age 59 1/2 or older when the first withdrawal is taken after the most recent Reset Date and this Reset Date occurred after the surviving spouse continued the Contract, then the surviving spouse may take withdrawals of the Protected Payment Amount (based on the new Protected Payment Base and withdrawal percentage) for life. In some instances, withdrawals may continue for the life of the surviving spouse without the need for a reset.

The surviving spouse may elect to receive any death benefit proceeds instead of continuing the Contract and Rider (see THE CONTRACT – Death Benefit).

Termination

You cannot request a termination of the Rider. Except as otherwise provided below, the Rider will automatically terminate on the earliest of:

•	the day any portion of the Contract Value is no longer allocated according to the Investment Allocation Requirements,

•	the day the Remaining Protected Balance is reduced to zero if the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner), was younger than 59 1/2 when the first withdrawal was taken under the Rider after the Rider Effective Date or the most recent Reset Date, whichever is later,

•	the date of the first death of an Owner or the date of death of the sole surviving Annuitant (except as provided under the Continuation of Rider if Surviving Spouse Continues Contract subsection),

•	for Contracts with a Non-Natural Owner, the date of the first death of an Annuitant, including Primary, Joint and Contingent Annuitants,

•	the day the Contract is terminated in accordance with the provisions of the Contract,

•	the day we are notified of a change in ownership of the Contract to a non-spouse Owner if the Contract is Non-Qualified (excluding changes in ownership to or from certain trusts),

•	the day you exchange this Rider for another withdrawal benefit Rider,

•	the Annuity Date (see the Annuitization subsection for additional information), or

•	the day the Contract Value is reduced to zero as a result of a withdrawal (except an RMD Withdrawal) that exceeds the Protected Payment Amount.

See the Depletion of Contract Value subsection for situations where the Rider will not terminate when the Contract Value is reduced to zero and see the Depletion of Remaining Protected Balance subsection for situations where the Rider will not terminate when the Remaining Protected Balance is reduced to zero.

Sample Calculations

The examples provided are based on certain hypothetical assumptions and are for example purposes only. Where Contract Value is reflected, the examples do not assume any specific return percentage. The examples have been provided to assist in understanding the benefits provided by this Rider and to demonstrate how Purchase Payments received and withdrawals made from the Contract prior to the Annuity Date affect the values and benefits under this Rider over an extended period of time. There may be minor differences in the calculations due to rounding. These examples are not intended to serve as projections of future investment returns nor are they a reflection of how your Contract will actually perform.

Example #1 – Setting of Initial Values.

The values shown below are based on the following assumptions:

•	Initial Purchase Payment = $100,000
•	Rider Effective Date = Contract Date
•	Owner’s Age = 74 on the Contract Date

Beginning					Protected	Protected	Remaining
of Contract	Purchase			Annual	Payment	Payment	Protected
Year	Payment	Withdrawal	Contract Value	Credit	Base	Amount	Balance

1	$100,000		$100,000	$0	$100,000	$5,000	$100,000

On the Rider Effective Date, the initial values are set as follows:

•	Protected Payment Base = Initial Purchase Payment = $100,000
•	Remaining Protected Balance = Initial Purchase Payment = $100,000
•	Protected Payment Amount = 5% of Protected Payment Base = $5,000

Example #2 – Subsequent Purchase Payments.

The values shown below are based on the following assumptions:

•	Initial Purchase Payment = $100,000
•	Rider Effective Date = Contract Date
•	Owner’s Age = 74 on the Contract Date
•	A subsequent Purchase Payment of $100,000 is received during Contract Year 1.

•	No withdrawals taken.
•	No Automatic Resets or Owner-Elected Resets.

Beginning					Protected	Protected	Remaining
of Contract	Purchase			Annual	Payment	Payment	Protected
Year	Payment	Withdrawal	Contract Value	Credit	Base	Amount	Balance

1	$100,000		$100,000	$0	$100,000	$5,000	$100,000

Activity	$100,000		$200,000		$200,000	$10,000	$200,000

2			$207,000	$10,000	$210,000	$10,500	$210,000

Immediately after the $100,000 subsequent Purchase Payment during Contract Year 1, the Protected Payment Base and Remaining Protected Balance are increased by the Purchase Payment amount to $200,000 ($100,000 + $100,000). The Protected Payment Amount after the Purchase Payment is equal to $10,000 (5% of the Protected Payment Base after the Purchase Payment since there were no withdrawals during that Contract Year).

Since no withdrawal occurred prior to the Contract Anniversary at the Beginning of Contract Year 2, an annual credit of $10,000 (5% of the initial Remaining Protected Balance plus cumulative Purchase Payments received after the Rider Effective Date) is applied to the Protected Payment Base and Remaining Protected Balance on that Contract Anniversary, increasing both to $210,000. As a result, the Protected Payment Amount on that Contract Anniversary is equal to $10,500 (5% of the Protected Payment Base on that Contract Anniversary).

In addition to Purchase Payments, the Contract Value is further subject to increases and/or decreases during each Contract Year as a result of additional amounts credited, charges, fees and other deductions, and increases and/or decreases in the investment performance of the Variable Account.

Example #3 – Withdrawals Not Exceeding Protected Payment Amount.

The values shown below are based on the following assumptions:

•	Initial Purchase Payment = $100,000
•	Rider Effective Date = Contract Date
•	Owner’s Age = 74 on the Contract Date
•	A subsequent Purchase Payment of $100,000 is received during Contract Year 1.
•	A withdrawal equal to or less than the Protected Payment Amount is taken during Contract Years 2, 3 and 4.
•	Automatic Resets at Beginning of Contract Years 4 and 5.

Beginning					Protected	Protected	Remaining
of Contract	Purchase			Annual	Payment	Payment	Protected
Year	Payment	Withdrawal	Contract Value	Credit	Base	Amount	Balance

1	$100,000		$100,000	$0	$100,000	$5,000	$100,000

Activity	$100,000		$200,000		$200,000	$10,000	$200,000

2			$207,000	$10,000	$210,000	$10,500	$210,000

Activity		$10,500	$209,000		$210,000	$0	$199,500

3			$209,000	$0	$210,000	$10,500	$199,500

Activity		$10,500	$214,845		$210,000	$0	$189,000

4	(Prior to Automatic Reset)		$214,845	$0	$210,000	$10,500	$189,000

4	(After Automatic Reset)		$214,845	$0	$214,845	$12,890	$214,845

Activity		$12,890	$216,994		$214,845	$0	$201,955

5	(Prior to Automatic Reset)		$216,994	$0	$214,845	$12,890	$201,955

5	(After Automatic Reset)		$216,994	$0	$216,994	$13,019	$216,994

For an explanation of the values and activities at the start of and during Contract Year 1, refer to Examples #1 and #2.

As the withdrawal during Contract Year 2 did not exceed the Protected Payment Amount immediately prior to the withdrawal ($10,500):

•	the Protected Payment Base remains unchanged; and
•	the Remaining Protected Balance is reduced by the amount of the withdrawal to $199,500 ($210,000 − $10,500).

As the withdrawal during Contract Year 3 did not exceed the Protected Payment Amount immediately prior to the withdrawal ($10,500):

•	the Protected Payment Base remains unchanged; and
•	the Remaining Protected Balance is reduced by the amount of the withdrawal to $189,000 ($199,500 − $10,500).

Because at the Beginning of Contract Year 4, the Protected Payment Base was less than the Contract Value on that Contract Anniversary (see balances at Beginning of Contract Year 4 – Prior to Automatic Reset), an Automatic Reset occurred which resets the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value (see balances at Beginning of Contract Year 4 – After Automatic Reset). Additionally, the reset took place after the Owner reached age 75. As a result, the Protected Payment Amount is equal to $12,890 (6% of the reset Protected Payment Base).

As the withdrawal during Contract Year 4 did not exceed the Protected Payment Amount immediately prior to the withdrawal ($12,890):

•	the Protected Payment Base remains unchanged; and
•	the Remaining Protected Balance is reduced by the amount of the withdrawal to $201,955 ($214,845 − $12,890).

Because at the Beginning of Contract Year 5, the Protected Payment Base was less than the Contract Value on that Contract Anniversary (see balances at Beginning of Contract Year 5 – Prior to Automatic Reset), an Automatic Reset occurred which resets the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value (see balances at Beginning of Contract Year 5 – After Automatic Reset). As a result, the Protected Payment Amount is equal to $13,019 (6% of the reset Protected Payment Base).

Since withdrawals occurred during Contract Years 2, 3 and 4, annual credits are not applied to the Protected Payment Base and Remaining Protected Balance on any Contract Anniversary following the withdrawal. Since a reset occurred at the beginning of Contract Year 5, eligibility for the annual credit will again apply.

Example #4 – Withdrawals Exceeding Protected Payment Amount.

The values shown below are based on the following assumptions:

•	Initial Purchase Payment = $100,000
•	Rider Effective Date = Contract Date
•	Owner’s Age = 74 on the Contract Date
•	A subsequent Purchase Payment of $100,000 is received during Contract Year 1.
•	A withdrawal greater than the Protected Payment Amount is taken during Contract Year 2.
•	Automatic Reset at Beginning of Contract Year 3.

Beginning					Protected	Protected	Remaining
of Contract	Purchase			Annual	Payment	Payment	Protected
Year	Payment	Withdrawal	Contract Value	Credit	Base	Amount	Balance

1	$100,000		$100,000	$0	$100,000	$5,000	$100,000

Activity	$100,000		$200,000		$200,000	$10,000	$200,000

2			$207,000	$10,000	$210,000	$10,500	$210,000

Activity		$15,000	$206,490		$205,527	$0	$195,000

3	(Prior to Automatic Reset)		$206,490	$0	$205,527	$10,276	$195,000

3	(After Automatic Reset)		$206,490	$0	$206,490	$12,389	$206,490

For an explanation of the values and activities at the start of and during Contract Year 1, refer to Examples #1 and #2.

Because the $15,000 withdrawal during Contract Year 2 exceeds the Protected Payment Amount immediately prior to the withdrawal ($15,000 > $10,500), the Protected Payment Base and Remaining Protected Balance immediately after the withdrawal are reduced.

The Values shown below are based on the following assumptions immediately before the excess withdrawal:

•	Contract Value = $221,490
•	Protected Payment Base = $210,000
•	Remaining Protected Balance = $210,000
•	Protected Payment Amount = $10,500 (5% × Protected Payment Base; 5% × $210,000 = $10,500)
•	No withdrawals were taken prior to the excess withdrawal

A withdrawal of $15,000 was taken, which exceeds the Protected Payment Amount of $10,500 for the Contract Year. The Protected Payment Base and Remaining Protected Balance will be reduced based on the following calculation:

First, determine the excess withdrawal amount. The excess withdrawal amount is the total withdrawal amount less the Protected Payment Amount. Numerically, the excess withdrawal amount is $4,500 (total withdrawal amount − Protected Payment Amount; $15,000 − $10,500 = $4,500).

Second, determine the ratio for the proportionate reduction. The ratio is the excess withdrawal amount determined above divided by (Contract Value − Protected Payment Amount). The Contract Value prior to the withdrawal was $221,490, which equals the

$206,490 after the withdrawal plus the $15,000 withdrawal amount. Numerically, the ratio is 2.13% ($4,500 ÷ ($221,490 − $10,500); $4,500 ÷ $210,990 = 0.0213 or 2.13%).

Third, determine the new Protected Payment Base. The Protected Payment Base will be reduced on a proportionate basis. The Protected Payment Base is multiplied by 1 less the ratio determined above. Numerically, the new Protected Payment Base is $205,527 (Protected Payment Base × (1 − ratio); $210,000 × (1 − 2.13%); $210,000 × 97.87% = $205,527).

Fourth, determine the new Remaining Protected Balance. The Remaining Protected Balance is reduced either on a proportionate basis or by the total withdrawal amount, whichever results in the lower Remaining Protected Balance amount.

To determine the proportionate reduction, the Remaining Protected Balance immediately before the withdrawal is reduced by the Protected Payment Amount multiplied by 1 less the ratio determined above. Numerically, after the proportionate reduction, the new Remaining Protected Balance is $195,250 ((Remaining Protected Balance immediately before the withdrawal − Protected Payment Amount) × (1 − ratio); ($210,000 − $10,500) × (1 − 2.13%); $199,500 × 97.87% = $195,250).

To determine the total withdrawal amount reduction, the Remaining Protected Balance immediately before the withdrawal is reduced by the total withdrawal amount. Numerically, after the Remaining Protected Balance is reduced by the total withdrawal amount, the new Remaining Protected Balance is $195,000 (Remaining Protected Balance immediately before the withdrawal − total withdrawal amount; $210,000 − $15,000 = $195,000).

Therefore, since $195,000 (total withdrawal amount method) is less than $195,250 (proportionate method) the new Remaining Protected Balance is $195,000.

The Protected Payment Amount immediately after the withdrawal is equal to $0 (5% of the Protected Payment Base after the withdrawal (5% of $205,527 = $10,276), less cumulative withdrawals during that Contract Year ($15,000), but not less than zero).

Because at the Beginning of Contract Year 3, the Protected Payment Base was less than the Contract Value on that Contract Anniversary (see balances at Beginning of Contract Year 3 – Prior to Automatic Reset), an automatic reset occurred which resets the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value (see balances at Beginning of Contract Year 3 – After Automatic Reset). Additionally, the reset took place after the Owner reached age 75. As a result, the Protected Payment Amount is equal to $12,389 (6% of the reset Protected Payment Base).

Since withdrawals occurred during Contract Year 2, annual credits are not applied to the Protected Payment Base and Remaining Protected Balance on any Contract Anniversary following the withdrawal. Since a reset occurred at the beginning of Contract Year 3, eligibility for the annual credit will again apply.

Example #5 – RMD Withdrawals.

This is an example of the effect of cumulative RMD Withdrawals during the Contract Year that exceed the Protected Payment Amount established for that Contract Year and its effect on the Protected Payment Base and Remaining Protected Balance. The Annual RMD Amount is based on the entire interest of your Contract as of the previous year-end.

This table assumes quarterly withdrawals of only the Annual RMD Amount during the Contract Year. The calculated Annual RMD amount for the Calendar Year is $7,500 and the Contract Anniversary is May 1 of each year.

			Annual	Protected	Protected	Remaining
Activity	RMD	Non-RMD	RMD	Payment	Payment	Protected
Date	Withdrawal	Withdrawal	Amount	Base	Amount	Balance

05/01/2006				$100,000	$5,000	$100,000
Contract Anniversary

01/01/2007			$7,500

03/15/2007	$1,875			$100,000	$3,125	$98,125

05/01/2007				$100,000	$5,000	$98,125
Contract Anniversary

06/15/2007	$1,875			$100,000	$3,125	$96,250

09/15/2007	$1,875			$100,000	$1,250	$94,375

12/15/2007	$1,875			$100,000	$0	$92,500

01/01/2008			$8,000

03/15/2008	$2,000			$100,000	$0	$90,500

05/01/2008				$100,000	$5,000	$90,500
Contract Anniversary

Since the RMD Amount for 2008 increases to $8,000, the quarterly withdrawals of the RMD Amount increase to $2,000, as shown by the RMD Withdrawal on March 15, 2008. Because all withdrawals during the Contract Year were RMD Withdrawals, there is no adjustment to the Protected Payment Base for exceeding the Protected Payment Amount. The only effect is a reduction in the Remaining Protected Balance equal to the amount of each withdrawal. In addition, each contract year the Protected Payment Amount is reduced by the amount of each withdrawal until the Protected Payment Amount is zero.

This chart assumes quarterly withdrawals of the Annual RMD Amount and other non-RMD Withdrawals during the Contract Year. The calculated Annual RMD amount and Contract Anniversary are the same as above.

			Annual	Protected	Protected	Remaining
Activity	RMD	Non-RMD	RMD	Payment	Payment	Protected
Date	Withdrawal	Withdrawal	Amount	Base	Amount	Balance

05/01/2006			$0	$100,000	$5,000	$100,000
Contract Anniversary

01/01/2007			$7,500

03/15/2007	$1,875			$100,000	$3,125	$98,125

04/01/2007		$2,000		$100,000	$1,125	$96,125

05/01/2007				$100,000	$5,000	$96,125
Contract Anniversary

06/15/2007	$1,875			$100,000	$3,125	$94,250

09/15/2007	$1,875			$100,000	$1,250	$92,375

11/15/2007		$4,000		$96,900	$0	$88,300

On 3/15/07 there was an RMD Withdrawal of $1,875 and on 4/1/07 a non-RMD Withdrawal of $2,000. Because the total withdrawals during the Contract Year (5/1/06 through 4/30/07) did not exceed the Protected Payment Amount of $5,000 there was no adjustment to the Protected Payment Base. The only effect is a reduction in the Remaining Protected Balance and the Protected Payment Amount equal to the amount of each withdrawal. On 5/1/07, the Protected Payment Amount was re-calculated (5% of the Protected Payment Base) as of that Contract Anniversary.

On 11/15/07, there was a non-RMD Withdrawal ($4,000) that caused the cumulative withdrawals during the Contract Year ($7,750) to exceed the Protected Payment Amount ($5,000). As the withdrawal exceeded the Protected Payment Amount immediately prior to the withdrawal ($1,250), and assuming the Contract Value was $90,000 immediately prior to the withdrawal, the Protected Payment Base is reduced to $96,900 and the Remaining Protected Balance is reduced to $88,300. The Protected Payment Base and Remaining Protected Balance will be reduced based on the following calculation:

First, determine the excess withdrawal amount. The excess withdrawal amount is the total withdrawal amount less the Protected Payment Amount. Numerically, the excess withdrawal amount is $2,750 (total withdrawal amount − Protected Payment Amount; $4,000 − $1,250=$2,750).

Second, determine the ratio for the proportionate reduction. The ratio is the excess withdrawal amount determined above divided by (Contract Value − Protected Payment Amount). Numerically, the ratio is 3.10% ($2,750 ÷ ($90,000 − $1,250); $2,750 ÷ $88,750 = 0.0310 or 3.10%).

Third, determine the new Protected Payment Base. The Protected Payment Base will be reduced on a proportionate basis. The Protected Payment Base is multiplied by 1 less the ratio determined above. Numerically, the new Protected Payment Base is $96,900 (Protected Payment Base × (1 − ratio); $100,000 × (1 − 3.10%); $100,000 × 96.90% = $96,900).

Fourth, determine the new Remaining Protected Balance. The Remaining Protected Balance is reduced either on a proportionate basis or by the total withdrawal amount, whichever results in the lower Remaining Protected Balance amount.

To determine the proportionate reduction, the Remaining Protected Balance is reduced by the Protected Payment Amount multiplied by 1 less the ratio determined above. Numerically, after the proportionate reduction, the Remaining Protected Balance is $88,300 ((Remaining Protected Balance − Protected Payment Amount) × (1 − ratio); ($92,375 − $1,250) × (1 − 3.10%); $91,125 × 96.90% = $88,300).

To determine the total withdrawal amount reduction, the Remaining Protected Balance is reduced by the total withdrawal amount. Numerically, after the Remaining Protected Balance is reduced by the total withdrawal amount, the Remaining Protected Balance is $88,375 (Remaining Protected Balance − total withdrawal amount; $92,375 − $4,000 = $88,375).

Therefore, since $88,300 (proportionate method) is less than $88,375 (total withdrawal amount method) the new Remaining Protected Balance is $88,300.

Example #6 – Lifetime Income.

The values shown below are based on the following assumptions:

•	Initial Purchase Payment = $100,000
•	Rider Effective Date = Contract Date
•	No subsequent Purchase Payments are received.
•	Owner is age 59 1/2 or older when the first withdrawal was taken
•	Withdrawals, each equal to 5% of the Protected Payment Base are taken each Contract Year.
•	No Automatic Reset or Owner-Elected Reset is assumed during the life of the Rider.

				Protected	Protected	Remaining
Contract		End of Year	Annual	Payment	Payment	Protected
Year	Withdrawal	Contract Value	Credit	Base	Amount	Balance

1	$5,000	$96,489	$0	$100,000	$5,000	$95,000

2	$5,000	$94,384	$0	$100,000	$5,000	$90,000

3	$5,000	$92,215	$0	$100,000	$5,000	$85,000

4	$5,000	$89,982	$0	$100,000	$5,000	$80,000

5	$5,000	$87,681	$0	$100,000	$5,000	$75,000

6	$5,000	$85,311	$0	$100,000	$5,000	$70,000

7	$5,000	$82,871	$0	$100,000	$5,000	$65,000

8	$5,000	$80,357	$0	$100,000	$5,000	$60,000

9	$5,000	$77,768	$0	$100,000	$5,000	$55,000

10	$5,000	$75,101	$0	$100,000	$5,000	$50,000

11	$5,000	$72,354	$0	$100,000	$5,000	$45,000

12	$5,000	$69,524	$0	$100,000	$5,000	$40,000

13	$5,000	$66,610	$0	$100,000	$5,000	$35,000

14	$5,000	$63,608	$0	$100,000	$5,000	$30,000

15	$5,000	$60,517	$0	$100,000	$5,000	$25,000

16	$5,000	$57,332	$0	$100,000	$5,000	$20,000

17	$5,000	$54,052	$0	$100,000	$5,000	$15,000

18	$5,000	$50,674	$0	$100,000	$5,000	$10,000

19	$5,000	$47,194	$0	$100,000	$5,000	$5,000

20	$5,000	$43,610	$0	$100,000	$5,000	$0

21	$5,000	$39,918	$0	$100,000	$5,000	$0

22	$5,000	$36,115	$0	$100,000	$5,000	$0

23	$5,000	$32,199	$0	$100,000	$5,000	$0

24	$5,000	$28,165	$0	$100,000	$5,000	$0

25	$5,000	$24,010	$0	$100,000	$5,000	$0

26	$5,000	$19,730	$0	$100,000	$5,000	$0

27	$5,000	$15,322	$0	$100,000	$5,000	$0

28	$5,000	$10,782	$0	$100,000	$5,000	$0

29	$5,000	$6,105	$0	$100,000	$5,000	$0

30	$5,000	$1,288	$0	$100,000	$5,000	$0

31	$5,000	$0	$0	$100,000	$5,000	$0

32	$5,000	$0	$0	$100,000	$5,000	$0

33	$5,000	$0	$0	$100,000	$5,000	$0

34	$5,000	$0	$0	$100,000	$5,000	$0

On the Rider Effective Date, the initial values are set as follows:

•	Protected Payment Base = Initial Purchase Payment = $100,000
•	Remaining Protected Balance = Initial Purchase Payment = $100,000
•	Protected Payment Amount = 5% of Protected Payment Base = $5,000

Because the amount of each withdrawal does not exceed the Protected Payment Amount immediately prior to the withdrawal ($5,000): (a) the Protected Payment Base remains unchanged; and (b) the Remaining Protected Balance is reduced by the amount of each withdrawal.

Since a withdrawal occurred during Contract Year 1, no annual credit will be applied to the Protected Payment Base and Remaining Protected Balance on any Contract Anniversary following the withdrawal. Since it was assumed that the Owner was age 59 1/2 or older when the first withdrawal was taken, withdrawals of 5% of the Protected Payment Base will continue to be paid each year (even after the Contract Value and Remaining Protected Balance have been reduced to zero) until the day of the first death of an Owner or the date of death of the sole surviving Annuitant (death of any Annuitant for Non-Natural Owners), whichever occurs first.

Automatic Income Builder

(This Rider is called the Guaranteed Withdrawal Benefit III Rider in the Contract’s Rider.)

Rider Terms

Annual RMD Amount – The amount required to be distributed each Calendar Year for purposes of satisfying the minimum distribution requirements of Code Section 401(a)(9) (“Section 401(a)(9)”) and related Code provisions in effect as of the Rider Effective Date.

Protected Payment Amount – The maximum amount that can be withdrawn under this Rider without reducing the Protected Payment Base. The initial Protected Payment Amount on the Rider Effective Date is equal to the applicable withdrawal percentage (based on the Owner’s age at the time of purchase) multiplied by the Protected Payment Base.

If the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner) is age 59 1/2 or older when the first withdrawal was taken or the most recent reset, whichever is later, the Protected Payment Amount on any day after the Rider Effective Date is equal to the withdrawal percentage multiplied by the Protected Payment Base as of that day, less cumulative withdrawals during the Contract Year.

If the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner) is younger than age 59 1/2 when the first withdrawal was taken or the most recent reset, whichever is later, the Protected Payment Amount on any day after the Rider Effective Date is equal to the lesser of:

•	the withdrawal percentage multiplied by the Protected Payment Base as of that day, less cumulative withdrawals during that Contract Year, or

•	the Remaining Protected Balance as of that day.

The Protected Payment Amount will never be less than zero.

Protected Payment Base – An amount used to determine the Protected Payment Amount. The Protected Payment Base will never be less than zero and will remain unchanged except as otherwise described under the provisions of this Rider. The initial Protected Payment Base is equal to the initial Purchase Payment, if the Rider Effective Date is on the Contract Date, or the Contract Value, if the Rider Effective Date is on a Contract Anniversary.

Remaining Protected Balance – The amount available for future withdrawals made under this Rider. The Remaining Protected Balance will never be less than zero. The initial Remaining Protected Balance is equal to the initial Purchase Payment, if the Rider Effective Date is on the Contract Date, or the Contract Value, if the Rider Effective Date is on a Contract Anniversary.

Reset Date – Any Contract Anniversary after the Rider Effective Date on which an Automatic Reset or an Owner-Elected Reset occurs.

Rider Effective Date – The date the guarantees and charges for the Rider become effective. If the Rider is purchased within 60 days of the Contract Date, the Rider Effective Date is the Contract Date. If the Rider is purchased within 60 days of a Contract Anniversary, the Rider Effective Date is the date of that Contract Anniversary.

You will find information about an RMD Withdrawal in the Required Minimum Distributions subsection and information about Automatic Resets and Owner-Elected Resets in the Reset of Protected Payment Base subsection below.

How the Rider Works

On any day, this Rider guarantees you can withdraw up to the Protected Payment Amount, regardless of market performance, until the Rider terminates. Lifetime withdrawals up to the Protected Payment Amount may continue after the Remaining Protected Balance is reduced to zero (0) if the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner) was age 59 1/2 or older when the first withdrawal was taken after the Rider Effective Date or the most recent Reset Date, whichever is later. If a withdrawal was taken before age 59 1/2 and there was no subsequent Reset, the Rider will terminate once the Remaining Protected Balance is reduced to zero (0). If you are older than 59 1/2 and if you delay taking withdrawals, this Rider also provides the potential to receive a 0.10% increase in the withdrawal percentage per year, which can increase the percentage that you may withdraw each Contract Year without reducing your Protected Payment Base. Once the Rider is purchased, you cannot request a termination of the Rider (see the Termination subsection of this Rider for more information).

In addition, beginning with the 1st anniversary of the Rider Effective Date or most recent Reset Date, whichever is later, the Rider provides for Automatic Annual Resets or Owner-Elected Resets of the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value.

The Protected Payment Base and Remaining Protected Balance may change over time. An Automatic Reset or Owner-Elected Reset will increase or decrease the Protected Payment Base and Remaining Protected Balance depending on the Contract Value on the Reset Date. A withdrawal that is less than or equal to the Protected Payment Amount will reduce the Remaining Protected Balance by the amount of the withdrawal and will not change the Protected Payment Base. If a withdrawal is greater than the Protected Payment Amount and the Contract Value is less than the Protected Payment Base, both the Protected Payment Base and Remaining Protected Balance will be reduced by an amount that is greater than the excess amount withdrawn. For withdrawals that are greater than the Protected Payment Amount, see the Withdrawal of Protected Payment Amount subsection.

For purposes of this Rider, the term “withdrawal” includes any applicable withdrawal charges. Amounts withdrawn under this Rider will reduce the Contract Value by the amount withdrawn and will be subject to the same conditions, limitations, restrictions and all other fees, charges and deductions, if applicable, as withdrawals otherwise made under the provisions of the Contract. Withdrawals under this Rider are not annuity payouts. Annuity payouts generally receive a more favorable tax treatment than other withdrawals.

If your Contract is a Qualified Contract, including a TSA/403(b) Contract, you are subject to restrictions on withdrawals you may take prior to a triggering event (e.g. reaching age 59 1/2, separation from service, disability) and you should consult your tax or legal advisor prior to purchasing this optional guarantee, the primary benefit of which is guaranteeing withdrawals. For additional information regarding withdrawals and triggering events, see FEDERAL TAX ISSUES – IRAs and Qualified Plans.

Withdrawal Percentage

On or prior to the date of the first withdrawal (measured from the later of the Rider Effective Date or most recent Reset Date) the withdrawal percentage is determined as follows based on the oldest Owner’s age (or youngest Annuitant in the case of a Non-Natural Owner):

If your Rider Effective Date is on or after January 1, 2009, the following Withdrawal Percentages will apply:

Age	Withdrawal Percentage

Before 59 1/2	4.0%
59 1/2 - 69	4.0%
70 - 84	5.0%
85 and older	6.0%

If your Rider Effective Date is before January 1, 2009, the following Withdrawal Percentages will apply:

Age	Withdrawal Percentage

Before 59 1/2	5.0%
59 1/2 - 69	5.0%
70 - 84	6.0%
85 and older	7.0%

If the first withdrawal (measured from the later of the Rider Effective Date or most recent Reset Date) is taken on or after age 59 1/2, the withdrawal percentage will automatically increase according to the table above based on age as of the most recent Contract Anniversary.

If the first withdrawal (measured from the later of the Rider Effective Date or most recent Reset Date) is taken prior to age 59 1/2, the withdrawal percentage will be 4.0% (5.0% if your Rider Effective Date is before January 1, 2009) until the Remaining Protected Balance is depleted and will remain unchanged unless a Reset occurs. If an Automatic Reset or an Owner-Elected Reset occurs and your first withdrawal after that Reset is taken on or after age 59 1/2, the withdrawal percentage will be the withdrawal percentage that corresponds to the age at the time of the first withdrawal.

There is an opportunity for an increase in the withdrawal percentage. The withdrawal percentage in the table above will increase by 0.10% for each Rider year a withdrawal is not taken beginning on the later of the Contract Anniversary following the Owner’s age 59 1/2 or the Rider Effective Date. In addition, the increase in the withdrawal percentage will still be included as you reach a new age band (for example, if your first withdrawal is taken after age 59 1/2 and at age 69 your withdrawal percentage is 4.4%, then your withdrawal percentage would be 5.4% the Contract Anniversary immediately after you turn 70). However, once a withdrawal is taken (including an RMD Withdrawal), regardless of the Owner’s age when the withdrawal is taken, no further 0.10% increase in the withdrawal percentage will be available and eligibility for the 0.10% increase cannot be reinstated with a Reset.

The withdrawal percentage, including any 0.10% increase, will not be reduced as a result of a Reset.

Withdrawal of Protected Payment Amount

While this Rider is in effect, you may withdraw up to the Protected Payment Amount each Contract Year, regardless of market performance, until the Rider terminates. Any portion of the Protected Payment Amount not withdrawn during a Contract Year may not be carried over to the next Contract Year.

If a withdrawal does not exceed the Protected Payment Amount immediately prior to that withdrawal, the Protected Payment Base will remain unchanged. Immediately following the withdrawal the Remaining Protected Balance will decrease by the withdrawal amount.

Withdrawals Exceeding the Protected Payment Amount. If a withdrawal (except an RMD Withdrawal) exceeds the Protected Payment Amount immediately prior to that withdrawal, we will (immediately following the excess withdrawal) reduce the Protected Payment Base on a proportionate basis for the amount in excess of the Protected Payment Amount. We will reduce the Remaining Protected Balance either on a proportionate basis or by the total withdrawal amount, whichever results in the lower Remaining Protected Balance amount. (See example 4 in Sample Calculations below for a numerical example of the adjustments to the Protected Payment Base, Remaining Protected Balance and Protected Payment Amount as a result of an excess withdrawal.) If a withdrawal is greater than the Protected Payment Amount and the Contract Value is less than the Protected Payment Base, both the Protected Payment Base and Remaining Protected Balance will be reduced by an amount that is greater than the excess amount withdrawn.

The amount available for withdrawal under the Contract must be sufficient to support any withdrawal that would otherwise exceed the Protected Payment Amount.

For information regarding taxation of withdrawals, see FEDERAL TAX ISSUES.

Required Minimum Distributions

No adjustment will be made to the Protected Payment Base as a result of a withdrawal that exceeds the Protected Payment Amount immediately prior to the withdrawal, provided:

•	such withdrawal (an “RMD Withdrawal”) is for purposes of satisfying the minimum distribution requirements of Section 401(a)(9) and related Code provisions in effect at that time,

•	you have authorized us to calculate and make periodic distribution of the Annual RMD Amount for the Calendar Year required based on the payment frequency you have chosen,

•	the Annual RMD Amount is based on this Contract only, and

•	only RMD Withdrawals are made from the Contract during the Contract Year.

Immediately following an RMD Withdrawal, the Remaining Protected Balance will decrease by the RMD Withdrawal amount.

See FEDERAL TAX ISSUES – Qualified Contracts – Required Minimum Distributions.

Depletion of Contract Value

If a withdrawal (including an RMD Withdrawal) does not exceed the Protected Payment Amount immediately prior to the withdrawal and reduces the Contract Value to zero, the following will apply:

•	if the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner):

•	was younger than age 59 1/2 when the first withdrawal was taken under the Rider, after the Rider Effective Date or the most recent Reset Date, whichever is later, the Protected Payment Amount will be paid each year until the Remaining Protected Balance is reduced to zero, or

•	was age 59 1/2 or older when the first withdrawal was taken under the Rider after the Rider Effective Date or the most recent Reset Date, whichever is later, the Protected Payment Amount will be paid each year until the day of the first death of an Owner or the date of death of the sole surviving Annuitant.

•	the Protected Payment Amount will be paid under a series of pre-authorized withdrawals under a payment frequency as elected by the Owner, but no less frequently than annually,

•	no additional Purchase Payments will be accepted under the Contract,

•	any Remaining Protected Balance will not be available for payment in a lump sum and will not be applied to provide payments under an Annuity Option, and

•	the Contract will cease to provide any death benefit.

If the Owner or sole surviving Annuitant dies and the Contract Value is zero as of the date of death, there is no death benefit, however, any Remaining Protected Balance will be paid to the Beneficiary under a series of pre-authorized withdrawals and payment frequency (at least annually) then in effect at the time of the Owner’s or sole surviving Annuitant’s death. If, however, the Remaining Protected Balance would be paid over a period that exceeds the life expectancy of the Beneficiary, the pre-authorized withdrawal amount will be adjusted so that the withdrawal payments will be paid over a period that does not exceed the Beneficiary’s life expectancy.

Depletion of Remaining Protected Balance

If a withdrawal (including an RMD Withdrawal) reduces the Remaining Protected Balance to zero and Contract Value remains, the following will apply:

If the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner):

•	was younger than age 59 1/2 when the first withdrawal was taken under the Rider after the Rider Effective Date or the most recent Reset Date, whichever is later, this Rider will terminate, or

•	was age 59 1/2 or older when the first withdrawal was taken under the Rider after the Rider Effective Date or the most recent Reset Date, whichever is later, you may elect to withdraw up to the Protected Payment Amount each year until the day of the first death of an Owner or the date of death of the sole surviving Annuitant. If an Automatic or Owner-Elected Reset occurs, the Remaining Protected Balance will be reinstated to an amount equal to the Contract Value as of that Contract Anniversary.

Before your Remaining Protected Balance is zero, if you took your first withdrawal before age 59 1/2 and you would like to be eligible for lifetime payments under the Rider, an Automatic or Owner-Elected Reset must occur and your first withdrawal after that Reset must be taken on or after age 59 1/2. See the Reset of Protected Payment Base and Remaining Protected Balance subsection of this Rider. If you are younger than age 59 1/2 when the Remaining Protected Balance is zero and Contract Value remains, the Rider will terminate and there is no opportunity for a Reset.

If a withdrawal (except an RMD Withdrawal) made from the Contract exceeds the Protected Payment Amount, the Protected Payment Base will be reduced according to the Withdrawals Exceeding the Protected Payment Amount subsection.

Any death benefit proceeds to be paid to the Beneficiary from remaining Contract Value will be paid according to the Death Benefit provisions of the Contract.

Reset of Protected Payment Base and Remaining Protected Balance

Regardless of which reset option is used, on and after each Reset Date, the provisions of this Rider shall apply in the same manner as they applied when the Rider was originally issued, except that eligibility for the increase in the withdrawal percentage cannot be reinstated with a Reset once a withdrawal is taken. The limitations and restrictions on Purchase Payments and withdrawals, the deduction of annual Charges and any future reset options available on and after the Reset Date, will again apply and will be measured from that Reset Date. A reset occurs when the Protected Payment Base and Remaining Protected Balance are changed to an amount equal to the Contract Value as of the Reset Date.

Automatic Reset. On each Contract Anniversary while this Rider is in effect and before the Annuity Date, we will automatically reset the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value, if the Protected Payment Base is less than the Contract Value on that Contract Anniversary. The annual charge percentage may change as a result of any Automatic Reset (see CHARGES, FEES AND DEDUCTIONS – Optional Rider Charges).

Automatic Reset – Opt-Out Election. Within 60 days after a Contract Anniversary on which an Automatic Reset is effective, you have the option to reinstate the Protected Payment Base, Remaining Protected Balance, Protected Payment Amount and annual charge percentage to their respective amounts immediately before the Automatic Reset. Any future Automatic Resets will continue in accordance with the Automatic Reset paragraph above. If you elect this option, your opt-out election must be received, In Proper Form, within the same 60 day period after the Contract Anniversary on which the reset is effective.

Automatic Reset – Future Participation. You may elect not to participate in future Automatic Resets at any time. Your election must be received, In Proper Form, while this Rider is in effect and before the Annuity Date. Such election will be effective for future Contract Anniversaries. If you previously elected not to participate in Automatic Resets, you may re-elect to participate in future Automatic Resets at any time. Your election to resume participation must be received, In Proper Form, while this Rider is in effect and before the Annuity Date. Such election will be effective for future Contract Anniversaries as described in the Automatic Reset paragraph above.

Owner-Elected Resets (Non-Automatic). You may, on any Contract Anniversary, elect to reset the Remaining Protected Balance and Protected Payment Base to an amount equal to 100% of the Contract Value. An Owner-Elected Reset may be elected while Automatic Resets are in effect. The annual charge percentage may change as a result of this Reset.

If you elect this option, your election must be received, In Proper Form, within 60 days after the Contract Anniversary on which the reset is effective. The reset will be based on the Contract Value as of that Contract Anniversary. Your election of this option may result in a reduction in the Protected Payment Base, Remaining Protected Balance and Protected Payment Amount. Generally, the reduction will occur when your Contract Value is less than the Protected Payment Base as of the Contract Anniversary you elected the reset. You are strongly advised to work with your financial advisor prior to electing an Owner-Elected Reset. We will provide you with written confirmation of your election.

Subsequent Purchase Payments

If we receive additional Purchase Payments after the Rider Effective Date, we will increase the Protected Payment Base and Remaining Protected Balance by the amount of the Purchase Payments. However, for purposes of this Rider, we reserve the right to restrict additional Purchase Payments that result in a total of all Purchase Payments received after the 1st Contract Anniversary, measured from the later of the Rider Effective Date or most recent Reset Date, to exceed $100,000 without our prior approval. This provision only applies if the Contract to which this Rider is attached permits Purchase Payments after the 1st Contract Anniversary, measured from the Contract Date.

Annuitization

If you annuitize the Contract at the maximum Annuity Date specified in your Contract and this Rider is still in effect at the time of your election and a Life Only fixed annuity option is chosen, the annuity payments will be equal to the greater of:

•	the Life Only fixed annual payment amount based on the terms of your Contract, or

•	the Protected Payment Amount in effect at the maximum Annuity Date.

If you annuitize the Contract at any time prior to the maximum Annuity Date specified in your Contract, your annuity payments will be determined in accordance with the terms of your Contract. The Protected Payment Base, Remaining Protected Balance and Protected Payment Amount under this Rider will not be used in determining any annuity payments. Work with your financial advisor to determine if you should annuitize your Contract before the maximum Annuity Date or stay in the accumulation phase and continue to take withdrawals under the Rider.

The annuity payments described in this subsection are available to you even if your first withdrawal was taken prior to age 59 1/2 and no Resets have occurred.

Continuation of Rider if Surviving Spouse Continues Contract

If the Remaining Protected Balance is zero when the Owner dies, this Rider will terminate. If the Remaining Protected Balance is greater than zero and the Owner dies while this Rider is in effect, the surviving spouse of the deceased Owner may elect to continue the Contract in accordance with its terms, and the surviving spouse may continue to take withdrawals of the Protected Payment Amount under this Rider, until the Remaining Protected Balance is reduced to zero.

The surviving spouse may elect any of the reset options available under this Rider for subsequent Contract Anniversaries. If a reset takes place then the provisions of this Rider will continue in full force and in effect for the surviving spouse. The withdrawal percentage will be determined based on the age of the surviving spouse and the new withdrawal percentage may be higher or lower than what the withdrawal percentage was prior to death. In addition, if the surviving spouse is age 59 1/2 or older when the first withdrawal is taken after the most recent Reset Date and this Reset Date occurred after the surviving spouse continued the Contract, then the surviving spouse may take withdrawals of the Protected Payment Amount (based on the new Protected Payment Base and withdrawal percentage) for life. In some instances, withdrawals may continue for the life of the surviving spouse without the need for a reset.

Any 0.10% increase to the withdrawal percentage previously added will apply but no further increases to the withdrawal percentage will be added.

The surviving spouse may elect to receive any death benefit proceeds instead of continuing the Contract and Rider (see THE CONTRACT – Death Benefit).

Termination

You cannot request a termination of the Rider. Except as otherwise provided below, the Rider will automatically terminate on the earliest of:

•	the day any portion of the Contract Value is no longer allocated according to the Investment Allocation Requirements,

•	the day the Remaining Protected Balance is reduced to zero if the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner), was younger than 59 1/2 when the first withdrawal was taken under the Rider after the Rider Effective Date or the most recent Reset Date, whichever is later,

•	the date of the first death of an Owner or the date of death of the sole surviving Annuitant (except as provided under the Continuation of Rider if Surviving Spouse Continues Contract subsection),

•	for Contracts with a Non-Natural Owner, the date of the first death of an Annuitant, including Primary, Joint and Contingent Annuitants,

•	the day the Contract is terminated in accordance with the provisions of the Contract,

•	the day we are notified of a change in ownership of the Contract to a non-spouse Owner if the Contract is Non-Qualified (excluding changes in ownership to or from certain trusts),

•	the day you exchange this Rider for another withdrawal benefit Rider,

•	the Annuity Date (see the Annuitization subsection for additional information), or

•	the day the Contract Value is reduced to zero as a result of a withdrawal (except an RMD Withdrawal) that exceeds the Protected Payment Amount.

See the Depletion of Contract Value subsection for situations where the Rider will not terminate when the Contract Value is reduced to zero and see the Depletion of Remaining Protected Balance subsection for situations where the Rider will not terminate when the Remaining Protected Balance is reduced to zero.

Sample Calculations

The examples provided are based on certain hypothetical assumptions and are for example purposes only. Where Contract Value is reflected, the examples do not assume any specific return percentage. The examples have been provided to assist in understanding the benefits provided by this Rider and to demonstrate how Purchase Payments received and withdrawals made from the Contract prior to the Annuity Date affect the values and benefits under this Rider over an extended period of time. There may be minor differences in the calculations due to rounding. These examples are not intended to serve as projections of future investment returns nor are they a reflection of how your Contract will actually perform.

Example #1 – Setting of Initial Values.

The values shown below are based on the following assumptions:

•	Initial Purchase Payment = $100,000
•	Rider Effective Date = Contract Date
•	Owner’s age on Rider Effective Date = 68

				Protected	Protected	Remaining
	Purchase			Payment	Payment	Protected
	Payment	Withdrawal	Contract Value	Base	Amount	Balance

Rider Effective Date	$100,000		$100,000	$100,000	$4,000	$100,000

On the Rider Effective Date, the initial values are set as follows:

•	Protected Payment Base = Initial Purchase Payment = $100,000
•	Remaining Protected Balance = Initial Purchase Payment = $100,000
•	Protected Payment Amount = Withdrawal percentage multiplied by the Protected Payment Base = 4% × $100,000 = $4,000

Example #2 – Subsequent Purchase Payments.

The values shown below are based on the following assumptions:

•	Initial Purchase Payment = $100,000
•	Rider Effective Date = Contract Date
•	Owner’s age on Rider Effective Date = 68
•	A subsequent Purchase Payment of $100,000 is received during Contract Years 1 and 2.
•	No withdrawals taken.
•	Automatic Reset at Contract Years 2 and 3.
•	Each Contract Anniversary referenced in the table represents the first day of the applicable Contract Year.

				Protected	Protected	Remaining
	Purchase			Payment	Payment	Protected
	Payment	Withdrawal	Contract Value	Base	Amount	Balance

Rider Effective Date	$100,000		$100,000	$100,000	$4,000	$100,000

Activity	$100,000		$200,000	$200,000	$8,000	$200,000

Year 2 Contract Anniversary	Prior to Automatic Reset		$207,000	$200,000	$8,200	$200,000

Year 2 Contract Anniversary	After Automatic Reset		$207,000	$207,000	$8,487	$207,000

Activity	$100,000		$307,000	$307,000	$12,587	$307,000

Year 3 Contract Anniversary	Prior to Automatic Reset		$321,490	$307,000	$15,964	$307,000

Year 3 Contract Anniversary	After Automatic Reset		$321,490	$321,490	$16,717	$321,490

Immediately after the $100,000 subsequent Purchase Payment during Contract Year 1, the Protected Payment Base and Remaining Protected Balance are increased by the Purchase Payment amount to $200,000 ($100,000 + $100,000). The Protected Payment Amount after the Purchase Payment is equal to $8,000 (4.0% of the Protected Payment Base after the Purchase Payment).

Since no withdrawal occurred prior to Year 2 Contract Anniversary, the withdrawal percentage is increased to 4.1%. Additionally, because at Year 2 Contract Anniversary, the Protected Payment Base was less than the Contract Value on that Contract Anniversary (see balances at Year 2 Contract Anniversary – Prior to Automatic Reset), an automatic reset occurred which resets the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value (see balances at Year 2 Contract Anniversary – After Automatic Reset). As a result, the Protected Payment Amount is equal to $8,487 (4.1% of the reset Protected Payment Base).

Immediately after the $100,000 subsequent Purchase Payment during Contract Year 2, the Protected Payment Base and Remaining Protected Balance are increased by the Purchase Payment amount to $307,000 ($207,000 + $100,000). The Protected Payment Amount after the Purchase Payment is equal to $12,587 (4.1% of the Protected Payment Base after the Purchase Payment).

At Year 3 Contract Anniversary, the withdrawal percentage is increased to 5.2%. The withdrawal percentage increased from 4.1% to 5.2% because during Contract Year 2 there were no withdrawals (0.10% added to the withdrawal percentage) and the Owner reached age 70 (1.0% added to the withdrawal percentage). Additionally, because at Year 3 Contract Anniversary, the Protected Payment Base was less than the Contract Value on that Contract Anniversary (see balances at Year 3 Contract Anniversary – Prior to Automatic Reset), an Automatic Reset occurred which resets the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value (see balances at Year 3 Contract Anniversary – After Automatic Reset). As a result, the Protected Payment Amount is equal to $16,717 (5.2% of the reset Protected Payment Base).

In addition to Purchase Payments, the Contract Value is further subject to increases and/or decreases during each Contract Year as a result of additional amounts credited, charges, fees and other deductions, and increases and/or decreases in the investment performance of the Variable Account.

Example #3 – Withdrawals Not Exceeding Protected Payment Amount.

The values shown below are based on the following assumptions:

•	Initial Purchase Payment = $100,000
•	Rider Effective Date = Contract Date
•	Owner’s age on Rider Effective Date = 68
•	A subsequent Purchase Payment of $100,000 is received during Contract Years 1 and 2.
•	A withdrawal equal to or less than the Protected Payment Amount is taken during Contract Year 3.
•	Automatic Reset at Contract Years 2, 3 and 4.
•	Each Contract Anniversary referenced in the table represents the first day of the applicable Contract Year.

				Protected	Protected	Remaining
	Purchase			Payment	Payment	Protected
	Payment	Withdrawal	Contract Value	Base	Amount	Balance

Rider Effective Date	$100,000		$100,000	$100,000	$4,000	$100,000

Activity	$100,000		$200,000	$200,000	$8,000	$200,000

Year 2 Contract Anniversary	Prior to Automatic Reset		$207,000	$200,000	$8,200	$200,000

Year 2 Contract Anniversary	After Automatic Reset		$207,000	$207,000	$8,487	$207,000

Activity	$100,000		$307,000	$307,000	$12,587	$307,000

Year 3 Contract Anniversary	Prior to Automatic Reset		$321,490	$307,000	$15,964	$307,000

Year 3 Contract Anniversary	After Automatic Reset		$321,490	$321,490	$16,717	$321,490

Activity		$16,717	$327,277	$321,490	$0	$304,773

Year 4 Contract Anniversary	Prior to Automatic Reset		$327,277	$321,490	$16,717	$304,773

Year 4 Contract Anniversary	After Automatic Reset		$327,277	$327,277	$17,018	$327,277

For an explanation of the values and activities at the start of and during Contract Years 1 and 2, refer to Examples #1 and #2.

At Year 3 Contract Anniversary, the withdrawal percentage is increased to 5.2%. The withdrawal percentage increased from 4.1% to 5.2% because during Contract Year 2 there were no withdrawals (0.10% added to the withdrawal percentage) and the Owner reached age 70 (1.0% added to the withdrawal percentage). Additionally, because at Year 3 Contract Anniversary, the Protected Payment Base was less than the Contract Value on that Contract Anniversary (see balances at Year 3 Contract Anniversary – Prior to Automatic Reset), an Automatic Reset occurred which resets the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value (see balances at Year 3 Contract Anniversary – After Automatic Reset). As a result, the Protected Payment Amount is equal to $16,717 (5.2% of the reset Protected Payment Base).

As the withdrawal during Contract Year 3 did not exceed the Protected Payment Amount immediately prior to the withdrawal ($16,717):

•	the Protected Payment Base remains unchanged; and
•	the Remaining Protected Balance is reduced by the amount of the withdrawal to $304,773 ($321,490 − $16,717).

Since a withdrawal occurred during Contract Year 3, the withdrawal percentage will no longer increase as a result of delaying withdrawals.

Because at the Year 4 Contract Anniversary, the Protected Payment Base was less than the Contract Value on that Contract Anniversary (see balances at Year 4 Contract Anniversary – Prior to Automatic Reset), an automatic reset occurred which resets the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value (see balances at Year 4 Contract Anniversary – After Automatic Reset). As a result, the Protected Payment Amount is equal to $17,018 (5.2% of the reset Protected Payment Base).

Example #4 – Withdrawals Exceeding Protected Payment Amount.

The values shown below are based on the following assumptions:

•	Initial Purchase Payment = $100,000
•	Rider Effective Date = Contract Date
•	Owner’s age on Rider Effective Date = 68
•	A subsequent Purchase Payment of $100,000 is received during Contract Years 1 and 2.
•	A withdrawal greater than the Protected Payment Amount is taken during Contract Year 3.
•	Automatic Resets at Contract Years 2, 3 and 4.
•	Each Contract Anniversary referenced in the table represents the first day of the applicable Contract Year.

				Protected	Protected	Remaining
	Purchase		Contract	Payment	Payment	Protected
	Payment	Withdrawal	Value	Base	Amount	Balance

Rider Effective Date	$100,000		$100,000	$100,000	$4,000	$100,000

Activity	$100,000		$200,000	$200,000	$8,000	$200,000

Year 2 Contract Anniversary	Prior to Automatic Reset		$207,000	$200,000	$8,200	$200,000

Year 2 Contract Anniversary	After Automatic Reset		$207,000	$207,000	$8,487	$207,000

Activity	$100,000		$307,000	$307,000	$12,587	$307,000

Year 3 Contract Anniversary	Prior to Automatic Reset		$321,490	$307,000	$15,964	$307,000

Year 3 Contract Anniversary	After Automatic Reset		$321,490	$321,490	$16,717	$321,490

Activity		$30,000	$313,994	$308,437	$0	$291,490

Year 4 Contract Anniversary	Prior to Automatic Reset		$313,994	$308,437	$16,038	$291,490

Year 4 Contract Anniversary	After Automatic Reset		$313,994	$313,994	$16,327	$313,994

For an explanation of the values and activities at the start of and during Contract Years 1 and 2, refer to Examples #1 and #2.

At Year 3 Contract Anniversary, the withdrawal percentage is increased to 5.2%. The withdrawal percentage increased from 4.1% to 5.2% because during Contract Year 2 there were no withdrawals (0.10% added to the withdrawal percentage) and the Owner reached age 70 (1.0% added to the withdrawal percentage). Additionally, because at Year 3 Contract Anniversary, since the Protected Payment Base was less than the Contract Value on that Contract Anniversary (see balances at Year 3 Contract Anniversary – Prior to Automatic Reset), an Automatic Reset occurred which resets the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value (see balances at Year 3 Contract Anniversary – After Automatic Reset). As a result, the Protected Payment Amount is equal to $16,717 (5.2% of the reset Protected Payment Base).

As the withdrawal during Contract Year 3 exceeded the Protected Payment Amount immediately prior to the withdrawal ($16,717), the Protected Payment Base is reduced to $308,437 and the Remaining Protected Balance is reduced to $291,490. The reduction in the Protected Payment Base and the Remaining Protected Balance is calculated as follows:

First, determine the excess withdrawal amount. The excess withdrawal amount is the total withdrawal amount less the Protected Payment Amount. Numerically, the excess withdrawal amount is $13,283 (total withdrawal amount − Protected Payment Amount; $30,000 − $16,717 = $13,283).

Second, determine the ratio for the proportionate reduction. The ratio is the excess withdrawal amount determined above divided by (Contract Value prior to the withdrawal − Protected Payment Amount). The Contract Value prior to the withdrawal was $343,994, which equals the $313,994 after the withdrawal plus the $30,000 withdrawal amount. Numerically, the ratio is 4.06% ($13,283 ÷ ($343,994 − $16,717); $13,283 ÷ $327,277 = 0.0406 or 4.06%).

Third, determine the new Protected Payment Base. The Protected Payment Base will be reduced on a proportionate basis. The Protected Payment Base is multiplied by 1 less the ratio determined above. Numerically, the new Protected Payment Base is $308,437 (Protected Payment Base × (1 − ratio); $321,490 × (1 − 4.06%); $321,490 × 95.94% = $308,437).

Fourth, determine the new Remaining Protected Balance. The Remaining Protected Balance is reduced either on a proportionate basis or by the total withdrawal amount, whichever results in the lower Remaining Protected Balance amount.

To determine the proportionate reduction, the Remaining Protected Balance immediately before the withdrawal is reduced by the Protected Payment Amount and then multiplied by 1 less the ratio determined above. Numerically, after the proportionate reduction, the new Remaining Protected Balance is $292,399 ((Remaining Protected Balance immediately before the withdrawal − Protected Payment Amount) × (1 − ratio); ($321,490 − $16,717) × (1 − 4.06%); $304,773 × 95.94% = $292,399).

To determine the total withdrawal amount reduction, the Remaining Protected Balance immediately before the withdrawal is reduced by the total withdrawal amount. Numerically, after the Remaining Protected Balance is reduced by the total withdrawal amount, the new Remaining Protected Balance is $291,490 (Remaining Protected Balance immediately before the withdrawal − total withdrawal amount; $321,490 − $30,000 = $291,490).

Therefore, since $291,490 (total withdrawal amount method) is less than $292,399 (proportionate method) the new Remaining Protected Balance is $291,490.

Since a withdrawal occurred during Contract Year 3, the withdrawal percentage will no longer increase as a result of delaying withdrawals.

At Year 4 Contract Anniversary, since the Protected Payment Base was less than the Contract Value on that Contract Anniversary (see balances at Year 4 Contract Anniversary – Prior to Automatic Reset), an automatic reset occurred which resets the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value (see balances at Year 4 Contract Anniversary – After Automatic Reset). As a result, the Protected Payment Amount is equal to $16,327 (5.2% of the reset Protected Payment Base).

Example #5 – RMD Withdrawals.

This is an example of the effect of cumulative RMD Withdrawals during the Contract Year that exceed the Protected Payment Amount established for that Contract Year and its effect on the Protected Payment Base and Remaining Protected Balance. The Annual RMD Amount is based on the entire interest of your Contract as of the previous year-end.

This table assumes quarterly withdrawals of only the Annual RMD Amount during the Contract Year. The calculated Annual RMD amount for the Calendar Year is $7,500 and the Contract Anniversary is May 1 of each year.

			Annual	Protected	Protected	Remaining
Activity	RMD	Non-RMD	RMD	Payment	Payment	Protected
Date	Withdrawal	Withdrawal	Amount	Base	Amount	Balance

05/01/2006 Contract Anniversary			$0	$100,000	$5,000	$100,000

01/01/2007			$7,500

03/15/2007	$1,875			$100,000	$3,125	$98,125

05/01/2007 Contract Anniversary				$100,000	$5,000	$98,125

06/15/2007	$1,875			$100,000	$3,125	$96,250

09/15/2007	$1,875			$100,000	$1,250	$94,375

12/15/2007	$1,875			$100,000	$0	$92,500

01/01/2008			$8,000

03/15/2008	$2,000			$100,000	$0	$90,500

05/01/2008
Contract Anniversary				$100,000	$5,000	$90,500

Since the RMD Amount for 2008 increases to $8,000, the quarterly withdrawals of the RMD Amount increase to $2,000, as shown by the RMD Withdrawal on March 15, 2008. Because all withdrawals during the Contract Year were RMD Withdrawals, there is no adjustment to the Protected Payment Base for exceeding the Protected Payment Amount. The only effect is a reduction in the Remaining Protected Balance equal to the amount of each withdrawal. In addition, each contract year the Protected Payment Amount is reduced by the amount of each withdrawal until the Protected Payment Amount is zero.

This chart assumes quarterly withdrawals of the Annual RMD Amount and other non-RMD Withdrawals during the Contract Year. The calculated Annual RMD amount and Contract Anniversary are the same as above.

			Annual	Protected	Protected	Remaining
Activity	RMD	Non-RMD	RMD	Payment	Payment	Protected
Date	Withdrawal	Withdrawal	Amount	Base	Amount	Balance

05/01/2006 Contract Anniversary			$0	$100,000	$5,000	$100,000

01/01/2007			$7,500

03/15/2007	$1,875			$100,000	$3,125	$98,125

04/01/2007		$2,000		$100,000	$1,125	$96,125

05/01/2007 Contract Anniversary				$100,000	$5,000	$96,125

06/15/2007	$1,875			$100,000	$3,125	$94,250

09/15/2007	$1,875			$100,000	$1,250	$92,375

11/15/2007		$4,000		$96,900	$0	$88,300

On 3/15/07 there was an RMD Withdrawal of $1,875 and on 4/1/07 a non-RMD Withdrawal of $2,000. Because the total withdrawals during the Contract Year (5/1/06 through 4/30/07) did not exceed the Protected Payment Amount of $5,000 there was no adjustment to the Protected Payment Base. The only effect is a reduction in the Remaining Protected Balance and the Protected Payment Amount equal to the amount of each withdrawal. On 5/1/07, the Protected Payment Amount was re-calculated (5% of the Protected Payment Base) as of that Contract Anniversary.

On 11/15/07, there was a non-RMD Withdrawal ($4,000) that caused the cumulative withdrawals during the Contract Year ($7,750) to exceed the Protected Payment Amount ($5,000). As the withdrawal exceeded the Protected Payment Amount immediately prior to the withdrawal ($1,250), and assuming the Contract Value was $90,000 immediately prior to the withdrawal, the Protected Payment Base is reduced to $96,900 and the Remaining Protected Balance is reduced to $88,300. The Protected Payment Base and Remaining Protected Balance will be reduced by the following calculation:

First, determine the excess withdrawal amount. The excess withdrawal amount is the total withdrawal amount less the Protected Payment Amount. Numerically, the excess withdrawal amount is $2,750 (total withdrawal amount − Protected Payment Amount; $4,000 − $1,250 = $2,750).

Second, determine the ratio for the proportionate reduction. The ratio is the excess withdrawal amount determined above divided by (Contract Value − Protected Payment Amount). Numerically, the ratio is 3.10% ($2,750 ÷ ($90,000 − $1,250); $2,750 ÷ $88,750 = 0.0310 or 3.10%).

Third, determine the new Protected Payment Base. The Protected Payment Base will be reduced on a proportionate basis. The Protected Payment Base is multiplied by 1 less the ratio determined above. Numerically, the new Protected Payment Base is $96,900 (Protected Payment Base × (1 − ratio); $100,000 × (1 − 3.10%); $100,000 × 96.90% = $96,900).

Fourth, determine the new Remaining Protected Balance. The Remaining Protected Balance is reduced either on a proportionate basis or by the total withdrawal amount, whichever results in the lower Remaining Protected Balance amount.

To determine the proportionate reduction, the Remaining Protected Balance is reduced by the Protected Payment Amount and then multiplied by 1 less the ratio determined above. Numerically, after the proportionate reduction, the Remaining Protected Balance is $88,300 ((Remaining Protected Balance − Protected Payment Amount) × (1 − ratio); ($92,375 − $1,250) × (1 − 3.10%); $91,125 × 96.90% = $88,300).

To determine the total withdrawal amount reduction, the Remaining Protected Balance is reduced by the total withdrawal amount. Numerically, after the Remaining Protected Balance is reduced by the total withdrawal amount, the Remaining Protected Balance is $88,375 (Remaining Protected Balance − total withdrawal amount; $92,375 − $4,000 = $88,375).

Therefore, since $88,300 (proportionate method) is less than $88,375 (total withdrawal amount method) the new Remaining Protected Balance is $88,300.

Example #6 – Lifetime Income.

The values shown below are based on the following assumptions:

•	Initial Purchase Payment = $100,000
•	Rider Effective Date = Contract Date
•	Owner’s age on Rider Effective Date = 65
•	No subsequent Purchase Payments are received.
•	Withdrawals, are taken each Contract Year:

•	Equal to 4% of the Protected Payment Base in Contract Years 1-5 (age 65-69)
•	Equal to 5% of the Protected Payment Base in Contract Years 6-20 (age 70-84)
•	Equal to 6% of the Protected Payment Base in Contract Years 21-35 (age 85-99)

•	No Automatic Reset or Owner-Elected Reset is assumed during the life of the Rider.

			Protected	Protected	Remaining
Contract		End of Year	Payment	Payment	Protected
Year	Withdrawal	Contract Value	Base	Amount	Balance

1	$4,000	$99,000	$100,000	$4,000	$96,000

2	$4,000	$97,970	$100,000	$4,000	$92,000

3	$4,000	$96,909	$100,000	$4,000	$88,000

4	$4,000	$95,816	$100,000	$4,000	$84,000

5	$4,000	$94,691	$100,000	$4,000	$80,000

6	$5,000	$92,532	$100,000	$5,000	$75,000

7	$5,000	$90,308	$100,000	$5,000	$70,000

8	$5,000	$88,017	$100,000	$5,000	$65,000

9	$5,000	$85,657	$100,000	$5,000	$60,000

10	$5,000	$83,227	$100,000	$5,000	$55,000

11	$5,000	$80,724	$100,000	$5,000	$50,000

12	$5,000	$78,146	$100,000	$5,000	$45,000

13	$5,000	$75,490	$100,000	$5,000	$40,000

14	$5,000	$72,755	$100,000	$5,000	$35,000

15	$5,000	$69,937	$100,000	$5,000	$30,000

16	$5,000	$67,035	$100,000	$5,000	$25,000

17	$5,000	$64,046	$100,000	$5,000	$20,000

18	$5,000	$60,968	$100,000	$5,000	$15,000

19	$5,000	$57,797	$100,000	$5,000	$10,000

20	$5,000	$54,531	$100,000	$5,000	$5,000

21	$6,000	$50,167	$100,000	$6,000	$0

22	$6,000	$45,672	$100,000	$6,000	$0

23	$6,000	$41,042	$100,000	$6,000	$0

24	$6,000	$36,273	$100,000	$6,000	$0

25	$6,000	$31,361	$100,000	$6,000	$0

26	$6,000	$26,302	$100,000	$6,000	$0

27	$6,000	$21,091	$100,000	$6,000	$0

28	$6,000	$15,724	$100,000	$6,000	$0

29	$6,000	$10,196	$100,000	$6,000	$0

30	$6,000	$4,501	$100,000	$6,000	$0

31	$6,000	$0	$100,000	$6,000	$0

32	$6,000	$0	$100,000	$6,000	$0

33	$6,000	$0	$100,000	$6,000	$0

34	$6,000	$0	$100,000	$6,000	$0

35	$6,000	$0	$100,000	$6,000	$0

On the Rider Effective Date, the initial values are set as follows:

•	Protected Payment Base = Initial Purchase Payment = $100,000
•	Remaining Protected Balance = Initial Purchase Payment = $100,000
•	Protected Payment Amount = 4% of Protected Payment Base = $4,000

Because the amount of each withdrawal does not exceed the Protected Payment Amount immediately prior to the withdrawal: (a) the Protected Payment Base remains unchanged; and (b) the Remaining Protected Balance is reduced by the amount of each withdrawal.

Since a withdrawal occurred during Contract Year 1, no increases are added to the withdrawal percentage due to delaying withdrawals.

Since it was assumed that the Owner was age 59 1/2 or older when the first withdrawal was taken, withdrawals of 4%, 5% and 6% of the Protected Payment Base, respectively, will continue to be paid each year (even after the Contract Value and Remaining Protected Balance have been reduced to zero) until the day of the first death of an Owner or the date of death of the sole surviving Annuitant (death of any Annuitant for Non-Natural Owners), whichever occurs first.

Flexible Lifetime Income

(This Rider is called the 5% Guaranteed Withdrawal Benefit Rider in the Contract’s Rider.)

Rider Terms

Annual RMD Amount – The amount required to be distributed each Calendar Year for purposes of satisfying the minimum distribution requirements of Code Section 401(a)(9) (“Section 401(a)(9)”) and related Code provisions in effect as of the Rider Effective Date.

Protected Payment Amount – The maximum amount that can be withdrawn under this Rider without reducing the Protected Payment Base. The Protected Payment Amount on any day after the Rider Effective Date is equal to the lesser of:

•	5% of the Protected Payment Base as of that day, less cumulative withdrawals during that Contract Year, or

•	the Remaining Protected Balance as of that day.

The initial Protected Payment Amount on the Rider Effective Date is equal to 5% of the initial Protected Payment Base.

Protected Payment Base – An amount used to determine the Protected Payment Amount. The Protected Payment Base will remain unchanged except as otherwise described under the provisions of this Rider. The initial Protected Payment Base is equal to the initial Purchase Payment, if the Rider Effective Date is on the Contract Date, or the Contract Value, if the Rider Effective Date is on a Contract Anniversary.

Remaining Protected Balance – The amount available for future withdrawals made under this Rider. The initial Remaining Protected Balance is equal to the initial Purchase Payment, if the Rider Effective Date is on the Contract Date, or the Contract Value, if the Rider Effective Date is on a Contract Anniversary.

Annual Credit – An amount added to the Protected Payment Base and Remaining Protected Balance.

Reset Date – Any Contract Anniversary beginning with the 1st Contract Anniversary after the Rider Effective Date on which an Automatic Reset or an Owner-Elected Reset occurs.

Rider Effective Date – The date the guarantees and charges for the Rider become effective. If the Rider is purchased within 60 days of the Contract Date, the Rider Effective Date is the Contract Date. If the Rider is purchased within 60 days of a Contract Anniversary, the Rider Effective Date is the date of that Contract Anniversary.

How the Rider Works

On any day, this Rider guarantees you can withdraw up to the Protected Payment Amount, regardless of market performance, until the Remaining Protected Balance is reduced to zero (0). Lifetime withdrawals up to the Protected Payment Amount may continue after the Remaining Protected Balance is reduced to zero (0) if the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner) was age 59 1/2 or older when the first withdrawal was taken after the Rider Effective Date or the most recent Reset Date, whichever is later. If a withdrawal was taken before age 59 1/2 and there was no subsequent Reset, the Rider will terminate once the Remaining Protected Balance is reduced to zero (0). This Rider also provides for an amount (an “Annual Credit”) to be added to the Protected Payment Base and Remaining Protected Balance. Once the Rider is purchased, you cannot request a termination of the Rider (see the Termination subsection of this Rider for more information).

In addition, beginning with the 1st anniversary of the Rider Effective Date or most recent Reset Date, whichever is later, the Rider provides for Automatic Annual Resets or Owner-Elected Resets of the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value.

If applicable, an Annual Credit is added to the Protected Payment Base and Remaining Protected Balance prior to any Automatic Reset. If the Contract Value as of that Contract Anniversary is greater than the Protected Payment Base (which includes the Annual Credit amount) then the Protected Payment Base and Remaining Protected Balance will be automatically reset to equal the Contract Value.

The Protected Payment Base and Remaining Protected Balance may change over time. The addition of an Annual Credit will increase the Protected Payment Base and the Remaining Protected Balance by the amount of the Annual Credit. An Automatic Reset or Owner-Elected Reset will increase or decrease the Protected Payment Base and Remaining Protected Balance depending on the Contract Value on the Reset Date. A withdrawal that is less than or equal to the Protected Payment Amount will reduce the Remaining Protected Balance by the amount of the withdrawal and will not change the Protected Payment Base. If a withdrawal is greater than the Protected Payment Amount and the Contract Value is less than the Protected Payment Base, both the Protected Payment Base and Remaining Protected Balance will be reduced by an amount that is greater than the excess amount withdrawn. For withdrawals that are greater than the Protected Payment Amount, see the Withdrawal of Protected Payment Amount subsection.

For purposes of this Rider, the term “withdrawal” includes any applicable withdrawal charges. Amounts withdrawn under this Rider will reduce the Contract Value by the amount withdrawn and will be subject to the same conditions, limitations, restrictions and all other fees, charges and deductions, if applicable, as withdrawals otherwise made under the provisions of the Contract. Withdrawals under this Rider are not annuity payouts. Annuity payouts generally receive a more favorable tax treatment than other withdrawals.

If your Contract is a Qualified Contract, including a TSA/403(b) Contract, you are subject to restrictions on withdrawals you may take prior to a triggering event (e.g. reaching age 59 1/2, separation from service, disability) and you should consult your tax or legal advisor prior to purchasing this optional guarantee, the primary benefit of which is guaranteeing withdrawals. For additional information regarding withdrawals and triggering events, see FEDERAL TAX ISSUES – IRAs and Qualified Plans.

Withdrawal of Protected Payment Amount

While this Rider is in effect, you may withdraw up to the Protected Payment Amount each Contact Year, regardless of market performance, until the Rider terminates. Any portion of the Protected Payment Amount not withdrawn during a Contract Year may not be carried over to the next Contract Year. If a withdrawal does not exceed the Protected Payment Amount immediately prior to that withdrawal, the Protected Payment Base will remain unchanged. The Remaining Protected Balance will decrease by the withdrawal amount immediately following the withdrawal.

Withdrawals Exceeding the Protected Payment Amount. If a withdrawal (except an RMD Withdrawal) exceeds the Protected Payment Amount immediately prior to that withdrawal, we will (immediately following the excess withdrawal) reduce the Protected Payment Base on a proportionate basis for the amount in excess of the Protected Payment Amount. We will reduce the Remaining Protected Balance either on a proportionate basis or by the total withdrawal amount, whichever results in the lower Remaining Protected Balance amount. (See example 4 in Sample Calculations below for a numerical example of the adjustments to the Protected Payment Base and Remaining Protected Balance as a result of an excess withdrawal.) If a withdrawal is greater than the Protected Payment Amount and the Contract Value is less than the Protected Payment Base, both the Protected Payment Base and Remaining Protected Balance will be reduced by an amount that is greater than the excess amount withdrawn.

The amount available for withdrawal under the Contract must be sufficient to support any withdrawal that would otherwise exceed the Protected Payment Amount.

For information regarding taxation of withdrawals, see FEDERAL TAX ISSUES.

Required Minimum Distributions

No adjustment will be made to the Protected Payment Base as a result of a withdrawal that exceeds the Protected Payment Amount immediately prior to the withdrawal, provided:

•	such withdrawal (an “RMD Withdrawal”) is for purposes of satisfying the minimum distribution requirements of Section 401(a)(9) and related Code provisions in effect at that time,

•	you have authorized us to calculate and make periodic distribution of the Annual RMD Amount for the Calendar Year required based on the payment frequency you have chosen,

•	the Annual RMD Amount is based on this Contract only, and

•	only RMD Withdrawals are made from the Contract during the Contract Year.

Immediately following an RMD Withdrawal, the Remaining Protected Balance will decrease by the RMD Withdrawal amount.

See FEDERAL TAX ISSUES – Qualified Contracts – Required Minimum Distributions.

Depletion of Contract Value

If a withdrawal (including an RMD Withdrawal) does not exceed the Protected Payment Amount and reduces the Contract Value to zero, the following will apply:

•	if the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner):

•	was younger than age 59 1/2 when the first withdrawal was taken under the Rider, after the Rider Effective Date or the most recent Reset Date, whichever is later, 5% of the Protected Payment Base will be paid each year until the Remaining Protected Balance is reduced to zero, or

•	was age 59 1/2 or older when the first withdrawal was taken under the Rider after the Rider Effective Date or the most recent Reset Date, whichever is later, 5% of the Protected Payment Base will be paid each year until the day of the first death of an Owner or the date of death of the sole surviving Annuitant.

•	the payments of 5% of the Protected Payment Base will be paid under a series of pre-authorized withdrawals under a payment frequency as elected by the Owner, but no less frequently than annually,

•	no additional Purchase Payments will be accepted under the Contract,

•	any Remaining Protected Balance will not be available for payment in a lump sum and will not be applied to provide payments under an Annuity Option, and

•	the Contract will cease to provide any death benefit.

If the Owner or sole surviving Annuitant dies and the Contract Value is zero as of the date of death, there is no death benefit, however, any Remaining Protected Balance will be paid to the Beneficiary under a series of pre-authorized withdrawals and payment frequency (at least annually) then in effect at the time of the Owner’s or sole surviving Annuitant’s death. If, however, the Remaining Protected Balance would be paid over a period that exceeds the life expectancy of the Beneficiary, the pre-authorized withdrawal amount will be adjusted so that the withdrawal payments will be paid over a period that does not exceed the Beneficiary’s life expectancy.

Depletion of Remaining Protected Balance

If a withdrawal (including an RMD Withdrawal) reduced the Remaining Protected Balance to zero and Contract Value remains, the following will apply:

If the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner):

•	was younger than age 59 1/2 when the first withdrawal was taken under the Rider after the Rider Effective Date or the most recent Reset Date, whichever is later, this Rider will terminate, or

•	was age 59 1/2 or older when the first withdrawal was taken under the Rider after the Rider Effective Date or the most recent Reset Date, whichever is later, you may elect to withdraw up to 5% of the Protected Payment Base each year until the day of the first death of an Owner or the date of death of the sole surviving Annuitant. If an Automatic or Owner-Elected Reset occurs, the Remaining Protected Balance will be reinstated to an amount equal to the Contract Value as of that Contract Anniversary.

Before your Remaining Protected Balance is zero, if you took your first withdrawal before age 59 1/2 and you would like to be eligible for lifetime payments under the Rider, an Automatic or Owner-Elected Reset must occur and your first withdrawal after that Reset must be taken on or after age 59 1/2. See the Reset of Protected Payment Base and Remaining Protected Balance subsection of this Rider. If you are younger than age 59 1/2 when the Remaining Protected Balance is zero and Contract Value remains, the Rider will terminate and there is no opportunity for a Reset.

If a withdrawal (except an RMD Withdrawal) made from the Contract exceeds the Protected Payment Amount, the withdrawal will be treated as an excess withdrawal and the Protected Payment Base will be reduced according to the Withdrawals Exceeding the Protected Payment Amount subsection.

Any death benefit proceeds to be paid to the Beneficiary from remaining Contract Value will be paid according to the Death Benefit provisions of the Contract.

Annual Credit

On each Contract Anniversary after the Rider Effective Date, an Annual Credit will be added to the Protected Payment Base and Remaining Protected Balance, as of that Contract Anniversary, if:

•	no withdrawals have occurred after the Rider Effective Date or the most recent Reset Date, whichever is later, and

•	that Contract Anniversary is within the first 10 Contract Anniversaries, measured from the Rider Effective Date or the most recent Reset Date, whichever is later.

The Annual Credit is equal to 6% of the total of:

•	the Remaining Protected Balance on the Rider Effective Date or the most recent Reset Date, whichever is later, and

•	the cumulative Purchase Payments received after the Rider Effective Date or most recent Reset Date, whichever is later,

as of the Contract Anniversary on which the Annual Credit is added.

Once a withdrawal has occurred, including an RMD Withdrawal, no Annual Credit will be added to the Protected Payment Base and Remaining Protected Balance on any Contract Anniversary following the withdrawal, unless an Automatic Reset or Owner-Elected Reset occurs. If such a Reset occurs, your eligibility for the Annual Credit will be reinstated as of the Reset Date.

The Annual Credit is not added to your Contract Value.

Reset of Protected Payment Base and Remaining Protected Balance

Regardless of which reset option is used, on and after each Reset Date, the provisions of this Rider shall apply in the same manner as they applied when the Rider was originally issued. Eligibility for any Annual Credit, the limitations and restrictions on Purchase Payments and withdrawals, the deduction of annual Charges and any future reset options available on and after the Reset Date, will again apply and will be measured from that Reset Date. A reset occurs when the Protected Payment Base and Remaining Protected Balance are changed to an amount equal to the Contract Value as of the Reset Date.

Automatic Reset. On each Contract Anniversary while this Rider is in effect and before the Annuity Date, we will automatically reset the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value, if the Protected Payment Base, after any Annual Credit is applied, is less than the Contract Value on that Contract Anniversary. The annual charge percentage may change as a result of any Automatic Reset (see CHARGES, FEES AND DEDUCTIONS – Optional Rider Charges).

Automatic Reset – Opt-Out Election. Within 60 days after a Contract Anniversary on which an Automatic Reset is effective, you have the option to reinstate the Protected Payment Base, Remaining Protected Balance and annual charge percentage to their respective amounts immediately before the Automatic Reset. Any future Automatic Resets will continue in effect in accordance with the Automatic Reset paragraph above.

If you elect this option, your opt-out election must be received, In Proper Form, within the same 60 day period after the Contract Anniversary on which the reset is effective.

Automatic Reset – Future Participation. You may elect not to participate in future Automatic Resets at any time. Your election must be received, In Proper Form, while this Rider is in effect and before the Annuity Date. Such election will be effective for future Contract Anniversaries.

If you previously elected not to participate in Automatic Resets, you may re-elect to participate in future Automatic Resets at any time. Your election to resume participation must be received, In Proper Form, while this Rider is in effect and before the Annuity Date. Such election will be effective for future Contract Anniversaries as described in the Automatic Reset paragraph above.

Owner-Elected Resets (Non-Automatic). You may, on any Contract Anniversary, elect to reset the Remaining Protected Balance and Protected Payment Base to an amount equal to 100% of the Contract Value. An Owner-Elected Reset may be elected while Automatic Resets are in effect. The annual charge percentage may change as a result of this Reset.

If you elect this option, your election must be received, In Proper Form, within 60 days after the Contract Anniversary on which the reset is effective. The reset will be based on the Contract Value as of that Contract Anniversary. Your election of this option may result in a reduction in the Protected Payment Base, Remaining Protected Balance, Protected Payment Amount and any Annual Credit that may be applied. Generally, the reduction will occur when your Contract Value is less than the Protected Payment Base as of the Contract Anniversary you elected the reset. You are strongly advised to work with your financial advisor prior to electing an Owner-Elected Reset. We will provide you with written confirmation of your election.

Subsequent Purchase Payments

If we receive additional Purchase Payments after the Rider Effective Date, we will increase the Protected Payment Base and Remaining Protected Balance by the amount of the Purchase Payments. However, for purposes of this Rider, we reserve the right to restrict additional Purchase Payments that result in a total of all Purchase Payments received after the 1st Contract Anniversary, measured from the later of the Rider Effective Date or most recent Reset Date, to exceed $100,000 without our prior approval. This provision only applies if the Contract to which this Rider is attached, permits Purchase Payments after the 1st Contract Anniversary, measured from the Contract Date.

Annuitization

If you annuitize the Contract at the maximum Annuity Date specified in your Contract and this Rider is still in effect at the time of your election and a Life Only annuity option is chosen, the annuity payments will be equal to the greater of:

•	the Life Only annual payment amount based on the terms of your Contract, or

•	5% of the Protected Payment Base in effect at the maximum Annuity Date.

If you annuitize the Contract at any time prior to the maximum Annuity Date specified in your Contract, your annuity payments will be determined in accordance with the terms of your Contract. The Protected Payment Base, Remaining Protected Balance and Protected Payment Amount under this Rider will not be used in determining any annuity payments. Work with your financial advisor to determine if you should annuitize your Contract before the maximum Annuity Date or stay in the accumulation phase and continue to take withdrawals under the Rider.

The annuity payments described in this subsection are available to you even if your first withdrawal was taken prior to age 59 1/2 and no Resets have occurred.

Continuation of Rider if Surviving Spouse Continues Contract

If the Remaining Protected Balance is zero when the Owner dies, this Rider will terminate. If the Owner dies while this Rider is in effect and if the surviving spouse of the deceased Owner elects to continue the Contract in accordance with its terms, the surviving spouse may continue to take withdrawals of the Protected Payment Amount under this Rider, until the Remaining Protected Balance is reduced to zero.

The surviving spouse may elect any of the reset options available under this Rider for subsequent Contract Anniversaries. If a reset takes place then the provisions of this Rider will continue in full force and in effect for the surviving spouse. In addition, if the surviving spouse is age 59 1/2 or older when the first withdrawal is taken after the most recent Reset Date and this Reset Date occurred after the surviving spouse continued the Contract, then the surviving spouse may take withdrawals of the Protected Payment Amount (based on the new Protected Payment Base) for life. In some instances, withdrawals may continue for the life of the surviving spouse without the need for a reset.

The surviving spouse may elect to receive any death benefit proceeds instead of continuing the Contract and Rider (see THE CONTRACT – Death Benefit).

Termination

You cannot request a termination of the Rider. Except as otherwise provided below, the Rider will automatically terminate on the earliest of:

•	the day any portion of the Contract Value is no longer allocated according to the Investment Allocation Requirements,

•	the day the Remaining Protected Balance is reduced to zero if the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner), was younger than 59 1/2 when the first withdrawal was taken under the Rider after the Rider Effective Date or the most recent Reset Date, whichever is later,

•	the date of the first death of an Owner or the date of death of the sole surviving Annuitant (except as provided under the Continuation of Rider if Surviving Spouse Continues Contract subsection),

•	for Contracts with a Non-Natural Owner, the date of the first death of an Annuitant, including Primary, Joint and Contingent Annuitants,

•	the day the Contract is terminated in accordance with the provisions of the Contract,

•	the day we are notified of a change in ownership of the Contract to a non-spouse Owner if the Contract is Non-Qualified (excluding changes in ownership to or from certain trusts),

•	the day you exchange this Rider for another withdrawal benefit Rider,

•	the Annuity Date (see the Annuitization subsection for additional information), or

•	the day the Contract Value is reduced to zero as a result of a withdrawal (except an RMD Withdrawal) that exceeds the Protected Payment Amount.

See the Depletion of Contract Value subsection for situations where the Rider will not terminate when the Contract Value is reduced to zero and see the Depletion of Remaining Protected Balance subsection for situations where the Rider will not terminate when the Remaining Protected Balance is reduced to zero.

Sample Calculations

The examples provided are based on certain hypothetical assumptions and are for example purposes only. Where Contract Value is reflected, the examples do not assume any specific return percentage. The examples have been provided to assist in understanding the benefits provided by this Rider and to demonstrate how Purchase Payments received and withdrawals made from the Contract prior to the Annuity Date affect the values and benefits under this Rider over an extended period of time. There may be minor differences in the calculations due to rounding. These examples are not intended to serve as projections of future investment returns nor are they a reflection of how your Contract will actually perform.

Example #1 – Setting of Initial Values.

The values shown below are based on the following assumptions:

•	Initial Purchase Payment = $100,000
•	Rider Effective Date = Contract Date

Beginning					Protected	Protected	Remaining
of Contract	Purchase			Annual	Payment	Payment	Protected
Year	Payment	Withdrawal	Contract Value	Credit	Base	Amount	Balance

1	$100,000		$100,000	$0	$100,000	$5,000	$100,000

On the Rider Effective Date, the initial values are set as follows:

•	Protected Payment Base = Initial Purchase Payment = $100,000
•	Remaining Protected Balance = Initial Purchase Payment = $100,000
•	Protected Payment Amount = 5% of Protected Payment Base = $5,000

Example #2 – Subsequent Purchase Payments.

The values shown below are based on the following assumptions:

•	Initial Purchase Payment = $100,000
•	Rider Effective Date = Contract Date
•	A subsequent Purchase Payment of $100,000 is received during Contract Year 1.
•	No withdrawals taken.
•	No Automatic Resets or Owner-Elected Resets.

Beginning					Protected	Protected	Remaining
of Contract	Purchase			Annual	Payment	Payment	Protected
Year	Payment	Withdrawal	Contract Value	Credit	Base	Amount	Balance

1	$100,000		$100,000	$0	$100,000	$5,000	$100,000

Activity	$100,000		$200,000		$200,000	$10,000	$200,000

2			$207,000	$12,000	$212,000	$10,600	$212,000

Immediately after the $100,000 subsequent Purchase Payment during Contract Year 1, the Protected Payment Base and Remaining Protected Balance are increased by the Purchase Payment amount to $200,000 ($100,000 + $100,000). The Protected Payment Amount after the Purchase Payment is equal to $10,000 (5% of the Protected Payment Base after the Purchase Payment).

Since no withdrawal occurred prior to the Contract Anniversary at the Beginning of Contract Year 2, an annual credit of $12,000 (6% of the initial Remaining Protected Balance plus cumulative Purchase Payments received after the Rider Effective Date) is applied to the Protected Payment Base and Remaining Protected Balance on that Contract Anniversary, increasing both to $212,000. As a result, the Protected Payment Amount on that Contract Anniversary is equal to $10,600 (5% of the Protected Payment Base on that Contract Anniversary).

In addition to Purchase Payments, the Contract Value is further subject to increases and/or decreases during each Contract Year as a result of additional amounts credited, charges, fees and other deductions, and increases and/or decreases in the investment performance of the Variable Account.

Example #3 – Withdrawals Not Exceeding Protected Payment Amount.

The values shown below are based on the following assumptions:

•	Initial Purchase Payment = $100,000
•	Rider Effective Date = Contract Date
•	A subsequent Purchase Payment of $100,000 is received during Contract Year 1.

•	A withdrawal equal to or less than the Protected Payment Amount is taken during Contract Years 2, 3 and 4.
•	Automatic Resets at Beginning of Contract Years 4 and 5.

Beginning					Protected	Protected	Remaining
of Contract	Purchase			Annual	Payment	Payment	Protected
Year	Payment	Withdrawal	Contract Value	Credit	Base	Amount	Balance

1	$100,000		$100,000	$0	$100,000	$5,000	$100,000

Activity	$100,000		$200,000		$200,000	$10,000	$200,000

2			$207,000	$12,000	$212,000	$10,600	$212,000

Activity		$10,600	$210,890		$212,000	$0	$201,400

3			$210,890	$0	$212,000	$10,600	$201,400

Activity		$10,600	$215,052		$212,000	$0	$190,800

4	(Prior to Automatic Reset)		$215,052	$0	$212,000	$10,600	$190,800

4	(After Automatic Reset)		$215,052	$0	$215,052	$10,752	$215,052

Activity		$10,600	$219,506		$215,052	$152	$204,452

5	(Prior to Automatic Reset)		$219,506	$0	$215,052	$10,752	$204,452

5	(After Automatic Reset)		$219,506	$0	$219,506	$10,975	$219,506

For an explanation of the values and activities at the start of and during Contract Year 1, refer to Examples #1 and #2.

As the withdrawal during Contract Year 2 did not exceed the Protected Payment Amount immediately prior to the withdrawal ($10,600):

•	the Protected Payment Base remains unchanged; and
•	the Remaining Protected Balance is reduced by the amount of the withdrawal to $201,400 ($212,000 − $10,600).

As the withdrawal during Contract Year 3 did not exceed the Protected Payment Amount immediately prior to the withdrawal ($10,600):

•	the Protected Payment Base remains unchanged; and
•	the Remaining Protected Balance is reduced by the amount of the withdrawal to $190,800 ($201,400 − $10,600).

Because at the Beginning of Contract Year 4, the Protected Payment Base was less than the Contract Value on that Contract Anniversary (see balances at Beginning of Contract Year 4 – Prior to Automatic Reset), an automatic reset occurred which resets the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value (see balances at Beginning of Contract Year 4 – After Automatic Reset). As a result, the Protected Payment Amount is equal to $10,752 (5% of the reset Protected Payment Base).

As the withdrawal during Contract Year 4 did not exceed the Protected Payment Amount immediately prior to the withdrawal ($10,600):

•	the Protected Payment Base remains unchanged;
•	the Remaining Protected Balance is reduced by the amount of the withdrawal to $204,452 ($215,052 − $10,600); and
•	the Protected Payment Amount is reduced to $152 (5% of the Protected Payment Base less cumulative withdrawals (5% × $215,052 − $10,600 = $152).

Because at the Beginning of Contract Year 5, the Protected Payment Base was less than the Contract Value on that Contract Anniversary (see balances at Beginning of Contract Year 5 – Prior to Automatic Reset), an automatic reset occurred which resets the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value (see balances at Beginning of Contract Year 5 – After Automatic Reset). As a result, the Protected Payment Amount is equal to $10,975 (5% of the reset Protected Payment Base).

Since withdrawals occurred during Contract Years 2, 3 and 4, no annual credit will be applied to the Protected Payment Base and Remaining Protected Balance on any Contract Anniversary following the withdrawal. Since a Reset occurred at the beginning of Contract Year 5, eligibility for the annual credit will again apply.

Example #4 – Withdrawals Exceeding Protected Payment Amount.

The values shown below are based on the following assumptions:

•	Initial Purchase Payment = $100,000
•	Rider Effective Date = Contract Date
•	A subsequent Purchase Payment of $100,000 is received during Contract Year 1.

•	A withdrawal greater than the Protected Payment Amount is taken during Contract Year 2.
•	Automatic Resets at Beginning of Contract Year 4.

Beginning					Protected	Protected	Remaining
of Contract	Purchase		Contract	Annual	Payment	Payment	Protected
Year	Payment	Withdrawal	Value	Credit	Base	Amount	Balance

1	$100,000		$100,000	$0	$100,000	$5,000	$100,000

Activity	$100,000		$200,000		$200,000	$10,000	$200,000

2			$207,000	$12,000	$212,000	$10,600	$212,000

Activity		$15,000	$206,490		$207,590	$0	$197,000

3			$206,490	$0	$207,590	$10,379	$197,000

4	(Prior to Automatic Reset)		$220,944	$0	$207,590	$10,379	$197,000

4	(After Automatic Reset)		$220,944	$0	$220,944	$11,047	$220,944

For an explanation of the values and activities at the start of and during Contract Year 1, refer to Examples #1 and #2.

Because the $15,000 withdrawal during Contract Year 2 exceeds the Protected Payment Amount immediately prior to the withdrawal ($15,000 > $10,600), the Protected Payment Base and Remaining Protected Balance immediately after the withdrawal are reduced.

The Values shown below are based on the following assumptions immediately before the excess withdrawal:

•	Contract Value = $221,490
•	Protected Payment Base = $212,000
•	Remaining Protected Balance = $212,000
•	Protected Payment Amount = $10,600 (5% × Protected Payment Base; 5% × $212,000 = $10,600)
•	No withdrawals were taken prior to the excess withdrawal

A withdrawal of $15,000 was taken, which exceeds the Protected Payment Amount of $10,600 for the Contract Year. The Protected Payment Base and Remaining Protected Balance will be reduced based on the following calculation:

First, determine the excess withdrawal amount. The excess withdrawal amount is the total withdrawal amount less the Protected Payment Amount. Numerically, the excess withdrawal amount is $4,400 (total withdrawal amount − Protected Payment Amount; $15,000 − $10,600 = $4,400).

Second, determine the ratio for the proportionate reduction. The ratio is the excess withdrawal amount determined above divided by (Contract Value − Protected Payment Amount). The Contract Value prior to the withdrawal was $221,490, which equals the $206,490 after the withdrawal plus the $15,000 withdrawal amount. Numerically, the ratio is 2.08% ($4,400 ÷ ($221,490 − $10,600); $4,400 ÷ $210,890 = 0.0208 or 2.08%).

Third, determine the new Protected Payment Base. The Protected Payment Base will be reduced on a proportionate basis. The Protected Payment Base is multiplied by 1 less the ratio determined above. Numerically, the new Protected Payment Base is $207,590 (Protected Payment Base × (1 − ratio); $212,000 × (1 − 2.08%); $212,000 × 97.92% = $207,590).

Fourth, determine the new Remaining Protected Balance. The Remaining Protected Balance is reduced either on a proportionate basis or by the total withdrawal amount, whichever results in the lower Remaining Protected Balance amount.

To determine the proportionate reduction, the Remaining Protected Balance immediately before the withdrawal is reduced by the Protected Payment Amount multiplied by 1 less the ratio determined above. Numerically, after the proportionate reduction, the new Remaining Protected Balance is $197,210 (Remaining Protected Balance immediately before the withdrawal − Protected Payment Amount) × (1 − ratio); ($212,000 − $10,600) × (1 − 2.08%); $201,400 × 97.92% = $197,210).

To determine the total withdrawal amount reduction, the Remaining Protected Balance immediately before the withdrawal is reduced by the total withdrawal amount. Numerically, after the Remaining Protected Balance is reduced by the total withdrawal amount, the new Remaining Protected Balance is $197,000 (Remaining Protected Balance immediately before the withdrawal − total withdrawal amount; $212,000 − $15,000 = $197,000).

Therefore, since $197,000 (total withdrawal amount method) is less than $197,210 (proportionate method) the new Remaining Protected Balance is $197,000.

The Protected Payment Amount immediately after the withdrawal is equal to $0 (5% of the Protected Payment Base after the withdrawal (5% of $207,590 = $10,379), less cumulative withdrawals during that Contract Year ($15,000), but not less than zero).

Because at the Beginning of Contract Year 4, the Protected Payment Base was less than the Contract Value on that Contract Anniversary (see balances at Beginning of Contract Year 4 – Prior to Automatic Reset), an Automatic Reset occurred which resets the Protected

Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value (see balances at Beginning of Contract Year 4 – After Automatic Reset).

Since a withdrawal occurred during Contract Year 2, annual credits are not applied to the Protected Payment Base and Remaining Protected Balance on any Contract Anniversary following the withdrawal. Since a reset occurred at the beginning of Contract Year 4, eligibility for the annual credit will again apply.

Example #5 – RMD Withdrawals.

This is an example of the effect of cumulative RMD Withdrawals during the Contract Year that exceed the Protected Payment Amount established for that Contract Year and its effect on the Protected Payment Base and Remaining Protected Balance. The Annual RMD Amount is based on the entire interest of your Contract as of the previous year-end.

This table assumes quarterly withdrawals of only the Annual RMD Amount during the Contract Year. The calculated Annual RMD amount for the Calendar Year is $7,500 and the Contract Anniversary is May 1 of each year.

			Annual	Protected	Protected	Remaining
Activity	RMD	Non-RMD	RMD	Payment	Payment	Protected
Date	Withdrawal	Withdrawal	Amount	Base	Amount	Balance

05/01/2006				$100,000	$5,000	$100,000
Contract Anniversary

01/01/2007			$7,500

03/15/2007	$1,875			$100,000	$3,125	$98,125

05/01/2007				$100,000	$5,000	$98,125
Contract Anniversary

06/15/2007	$1,875			$100,000	$3,125	$96,250

09/15/2007	$1,875			$100,000	$1,250	$94,375

12/15/2007	$1,875			$100,000	$0	$92,500

01/01/2008			$8,000

03/15/2008	$2,000			$100,000	$0	$90,500

05/01/2008				$100,000	$5,000	$90,500
Contract Anniversary

Since the RMD Amount for 2008 increases to $8,000, the quarterly withdrawals of the RMD Amount increase to $2,000, as shown by the RMD Withdrawal on March 15, 2008. Because all withdrawals during the Contract Year were RMD Withdrawals, there is no adjustment to the Protected Payment Base for exceeding the Protected Payment Amount. The only effect is a reduction in the Remaining Protected Balance equal to the amount of each withdrawal. In addition, each contract year the Protected Payment Amount is reduced by the amount of each withdrawal until the Protected Payment Amount is zero.

This chart assumes quarterly withdrawals of the Annual RMD Amount and other non-RMD Withdrawals during the Contract Year. The calculated Annual RMD amount and Contract Anniversary are the same as above.

			Annual	Protected	Protected	Remaining
Activity	RMD	Non-RMD	RMD	Payment	Payment	Protected
Date	Withdrawal	Withdrawal	Amount	Base	Amount	Balance

05/01/2006			$0	$100,000	$5,000	$100,000
Contract Anniversary

01/01/2007			$7,500

03/15/2007	$1,875			$100,000	$3,125	$98,125

04/01/2007		$2,000		$100,000	$1,125	$96,125

05/01/2007				$100,000	$5,000	$96,125
Contract Anniversary

06/15/2007	$1,875			$100,000	$3,125	$94,250

09/15/2007	$1,875			$100,000	$1,250	$92,375

11/15/2007		$4,000		$96,900	$0	$88,300

On 3/15/07 there was an RMD Withdrawal of $1,875 and on 4/1/07 a non-RMD Withdrawal of $2,000. Because the total withdrawals during the Contract Year (5/1/06 through 4/30/07) did not exceed the Protected Payment Amount of $5,000 there was no adjustment to the Protected Payment Base. The only effect is a reduction in the Remaining Protected Balance and the Protected Payment Amount equal to the amount of each withdrawal. On 5/1/07, the Protected Payment Amount was re-calculated (5% of the Protected Payment Base) as of that Contract Anniversary.

On 11/15/07, there was a non-RMD Withdrawal ($4,000) that caused the cumulative withdrawals during the Contract Year ($7,750) to exceed the Protected Payment Amount ($5,000). As the withdrawal exceeded the Protected Payment Amount immediately prior to the withdrawal ($1,250), and assuming the Contract Value was $90,000 immediately prior to the withdrawal, the Protected Payment Base is reduced to $96,900 and the Remaining Protected Balance is reduced to $88,300.

The Values shown below are based on the following assumptions immediately before the excess withdrawal:

•	Contract Value = $90,000
•	Protected Payment Base = $100,000
•	Remaining Protected Balance = $92,375
•	Protected Payment Amount = $1,250

A withdrawal of $4,000 was taken, which exceeds the Protected Payment Amount of $1,250 for the Contract Year. The Protected Payment Base and Remaining Protected Balance will be reduced based on the following calculation:

First, determine the excess withdrawal amount. The excess withdrawal amount is the total withdrawal amount less the Protected Payment Amount. Numerically, the excess withdrawal amount is $2,750 (total withdrawal amount − Protected Payment Amount; $4,000 − $1,250 = $2,750).

Second, determine the ratio for the proportionate reduction. The ratio is the excess withdrawal amount determined above divided by (Contract Value − Protected Payment Amount). Numerically, the ratio is 3.10% ($2,750 ÷ ($90,000 − $1,250); $2,750 ÷ $88,750 = 0.0310 or 3.10%).

Third, determine the new Protected Payment Base. The Protected Payment Base will be reduced on a proportionate basis. The Protected Payment Base is multiplied by 1 less the ratio determined above. Numerically, the new Protected Payment Base is $96,900 (Protected Payment Base × (1 − ratio); $100,000 × (1 − 3.10%); $100,000 × 96.90% = $96,900).

Fourth, determine the new Remaining Protected Balance. The Remaining Protected Balance is reduced either on a proportionate basis or by the total withdrawal amount, whichever results in the lower Remaining Protected Balance amount.

To determine the proportionate reduction, the Remaining Protected Balance is reduced by the Protected Payment Amount multiplied by 1 less the ratio determined above. Numerically, after the proportionate reduction, the Remaining Protected Balance is $88,300 (Remaining Protected Balance − Protected Payment Amount) × (1 − ratio); ($92,375 − $1,250) × (1 − 3.10%); $91,125 × 96.90% = $88,300).

To determine the total withdrawal amount reduction, the Remaining Protected Balance is reduced by the total withdrawal amount. Numerically, after the Remaining Protected Balance is reduced by the total withdrawal amount, the Remaining Protected Balance is $88,375 (Remaining Protected Balance − total withdrawal amount; $92,375 − $4,000 = $88,375).

Therefore, since $88,300 (proportionate method) is less than $88,375 (total withdrawal amount method) the new Remaining Protected Balance is $88,300.

Example #6 – Lifetime Income.

The values shown below are based on the following assumptions:

•	Initial Purchase Payment = $100,000
•	Rider Effective Date = Contract Date
•	No subsequent Purchase Payments are received.
•	Owner is age 59 1/2 or older when the first withdrawal was taken.
•	Withdrawals, each equal to 5% of the Protected Payment Base are taken each Contract Year.
•	No Automatic Reset or Owner-Elected Reset is assumed during the life of the Rider.

				Protected	Protected	Remaining
Contract		End of Year	Annual	Payment	Payment	Protected
Year	Withdrawal	Contract Value	Credit	Base	Amount	Balance

1	$5,000	$96,489	$0	$100,000	$5,000	$95,000

2	$5,000	$94,384	$0	$100,000	$5,000	$90,000

3	$5,000	$92,215	$0	$100,000	$5,000	$85,000

4	$5,000	$89,982	$0	$100,000	$5,000	$80,000

5	$5,000	$87,681	$0	$100,000	$5,000	$75,000

6	$5,000	$85,311	$0	$100,000	$5,000	$70,000

7	$5,000	$82,871	$0	$100,000	$5,000	$65,000

8	$5,000	$80,357	$0	$100,000	$5,000	$60,000

9	$5,000	$77,768	$0	$100,000	$5,000	$55,000

10	$5,000	$75,101	$0	$100,000	$5,000	$50,000

11	$5,000	$72,354	$0	$100,000	$5,000	$45,000

12	$5,000	$69,524	$0	$100,000	$5,000	$40,000

13	$5,000	$66,610	$0	$100,000	$5,000	$35,000

14	$5,000	$63,608	$0	$100,000	$5,000	$30,000

15	$5,000	$60,517	$0	$100,000	$5,000	$25,000

16	$5,000	$57,332	$0	$100,000	$5,000	$20,000

17	$5,000	$54,052	$0	$100,000	$5,000	$15,000

18	$5,000	$50,674	$0	$100,000	$5,000	$10,000

19	$5,000	$47,194	$0	$100,000	$5,000	$5,000

20	$5,000	$43,610	$0	$100,000	$5,000	$0

21	$5,000	$39,918	$0	$100,000	$5,000	$0

22	$5,000	$36,115	$0	$100,000	$5,000	$0

23	$5,000	$32,199	$0	$100,000	$5,000	$0

24	$5,000	$28,165	$0	$100,000	$5,000	$0

25	$5,000	$24,010	$0	$100,000	$5,000	$0

26	$5,000	$19,730	$0	$100,000	$5,000	$0

27	$5,000	$15,322	$0	$100,000	$5,000	$0

28	$5,000	$10,782	$0	$100,000	$5,000	$0

29	$5,000	$6,105	$0	$100,000	$5,000	$0

30	$5,000	$1,288	$0	$100,000	$5,000	$0

31	$5,000	$0	$0	$100,000	$5,000	$0

32	$5,000	$0	$0	$100,000	$5,000	$0

33	$5,000	$0	$0	$100,000	$5,000	$0

34	$5,000	$0	$0	$100,000	$5,000	$0

On the Rider Effective Date, the initial values are set as follows:

•	Protected Payment Base = Initial Purchase Payment = $100,000
•	Remaining Protected Balance = Initial Purchase Payment = $100,000
•	Protected Payment Amount = 5% of Protected Payment Base = $5,000

Because the amount of each withdrawal does not exceed the Protected Payment Amount immediately prior to the withdrawal ($5,000): (a) the Protected Payment Base remains unchanged; and (b) the Remaining Protected Balance is reduced by the amount of each withdrawal.

Since a withdrawal occurred during Contract Year 1 and no Resets occurred, no annual credit will be applied to the Protected Payment Base and Remaining Protected Balance on any Contract Anniversary following the withdrawal.

Since it was assumed that the Owner was age 59 1/2 or older when the first withdrawal was taken, withdrawals of 5% of the Protected Payment Base will continue to be paid each year (even after the Contract Value and Remaining Protected Balance have been reduced to zero) until the day of the first death of an Owner or the date of death of the sole surviving Annuitant (death of any Annuitant for Non-Natural Owners), whichever occurs first.

Foundation 10

(This Rider is called the Guaranteed Withdrawal Benefit II Rider in the Contract’s Rider.)

Rider Terms

Annual RMD Amount – The amount required to be distributed each Calendar Year for purposes of satisfying the minimum distribution requirements of Code Section 401(a)(9) (“Section 401(a)(9)”) and related Code provisions in effect as of the Rider Effective Date.

Protected Payment Amount – The maximum amount that can be withdrawn under this Rider without reducing the Protected Payment Base. The Protected Payment Amount on any day after the Rider Effective Date is equal to the lesser of:

•	5% of the Protected Payment Base as of that day, less cumulative withdrawals during that Contract Year, or

•	the Remaining Protected Balance as of that day.

The initial Protected Payment Amount on the Rider Effective Date is equal to 5% of the initial Protected Payment Base.

Protected Payment Base – An amount used to determine the Protected Payment Amount. The Protected Payment Base will remain unchanged except as otherwise described under the provisions of this Rider. The initial Protected Payment Base is equal to the initial Purchase Payment, if the Rider Effective Date is on the Contract Date, or the Contract Value, if the Rider Effective Date is on a Contract Anniversary.

Remaining Protected Balance – The amount available for future withdrawals made under this Rider. The initial Remaining Protected Balance is equal to the initial Purchase Payment, if the Rider Effective Date is on the Contract Date, or the Contract Value, if the Rider Effective Date is on a Contract Anniversary.

Annual Credit – An amount added to the Protected Payment Base and Remaining Protected Balance.

Maximum Credit Base – An amount equal to 200% of the Remaining Protected Balance as of the Rider Effective Date and any subsequent Purchase Payments made during the first year that the Rider is in effect plus 100% of all subsequent Purchase Payments made after the first year.

Reset Date – Any Contract Anniversary beginning with the 1st Contract Anniversary after the Rider Effective Date on which an Automatic Reset or an Owner-Elected Reset occurs.

Rider Effective Date – The date the guarantees and charges for the Rider become effective. If the Rider is purchased within 60 days of the Contract Date, the Rider Effective Date is the Contract Date. If the Rider is purchased within 60 days of a Contract Anniversary, the Rider Effective Date is the date of that Contract Anniversary.

How the Rider Works

On any day, this Rider guarantees you can withdraw up to the Protected Payment Amount, regardless of market performance, until the Remaining Protected Balance is reduced to zero (0). Lifetime withdrawals up to the Protected Payment Amount may continue after the Remaining Protected Balance is reduced to zero (0) if the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner) was age 59 1/2 or older when the first withdrawal was taken after the Rider Effective Date or the most recent Reset Date, whichever is later. If a withdrawal was taken before age 59 1/2 and there was no subsequent Reset, the Rider will terminate once the Remaining Protected Balance is reduced to zero (0). This Rider also provides for an amount (an “Annual Credit”) to be added to the Protected Payment Base and Remaining Protected Balance if no withdrawals are taken. Once the Rider is purchased, you cannot request a termination of the Rider (see the Termination subsection of this Rider for more information).

In addition, beginning with the 1st anniversary of the Rider Effective Date or most recent Reset Date, whichever is later, the Rider provides for Automatic Annual Resets or Owner-Elected Resets of the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value.

If applicable, an Annual Credit is added to the Protected Payment Base and Remaining Protected Balance prior to any Automatic Reset. If the Contract Value as of that Contract Anniversary is greater than the Protected Payment Base (which includes the Annual Credit amount) then the Protected Payment Base and Remaining Protected Balance will be automatically reset to equal the Contract Value.

The Protected Payment Base and Remaining Protected Balance may change over time. The addition of an Annual Credit will increase the Protected Payment Base and the Remaining Protected Balance by the amount of the Annual Credit. An Automatic Reset or Owner-Elected Reset will increase or decrease the Protected Payment Base and Remaining Protected Balance depending on the Contract Value on the Reset Date. A withdrawal that is less than or equal to the Protected Payment Amount will reduce the Remaining Protected Balance by the amount of the withdrawal and will not change the Protected Payment Base. If a withdrawal is greater than the Protected Payment Amount and the Contract Value is less than the Protected Payment Base, both the Protected Payment Base and Remaining Protected Balance will be reduced by an amount that is greater than the excess amount withdrawn. For withdrawals that are greater than the Protected Payment Amount, see the Withdrawal of Protected Payment Amount subsection.

For purposes of this Rider, the term “withdrawal” includes any applicable withdrawal charges. Amounts withdrawn under this Rider will reduce the Contract Value by the amount withdrawn and will be subject to the same conditions, limitations, restrictions and all other fees, charges and deductions, if applicable, as withdrawals otherwise made under the provisions of the Contract. Withdrawals under this Rider are not annuity payouts. Annuity payouts generally receive a more favorable tax treatment than other withdrawals.

If your Contract is a Qualified Contract, including a TSA/403(b) Contract, you are subject to restrictions on withdrawals you may take prior to a triggering event (e.g. reaching age 59 1/2, separation from service, disability) and you should consult your tax or legal advisor prior to purchasing this optional guarantee, the primary benefit of which is guaranteeing withdrawals. For additional information regarding withdrawals and triggering events, see FEDERAL TAX ISSUES – IRAs and Qualified Plans.

Withdrawal of Protected Payment Amount

While this Rider is in effect, you may withdraw up to the Protected Payment Amount each Contract Year, regardless of market performance, until the Rider terminates. Any portion of the Protected Payment Amount not withdrawn during a Contract Year may not be carried over to the next Contract Year. If a withdrawal does not exceed the Protected Payment Amount immediately prior to that withdrawal, the Protected Payment Base will remain unchanged. The Remaining Protected Balance will decrease by the withdrawal amount immediately following the withdrawal.

Withdrawals Exceeding the Protected Payment Amount. If a withdrawal (except an RMD Withdrawal) exceeds the Protected Payment Amount immediately prior to that withdrawal, we will (immediately following the excess withdrawal) reduce the Protected Payment Base on a proportionate basis for the amount in excess of the Protected Payment Amount. We will reduce the Remaining Protected Balance either on a proportionate basis or by the total withdrawal amount, whichever results in the lower Remaining Protected Balance amount. (See example 4 in Sample Calculations below for a numerical example of the adjustments to the Protected Payment Base and Remaining Protected Balance as a result of an excess withdrawal.) If a withdrawal is greater than the Protected Payment Amount and the Contract Value is less than the Protected Payment Base, both the Protected Payment Base and Remaining Protected Balance will be reduced by an amount that is greater than the excess amount withdrawn.

The amount available for withdrawal under the Contract must be sufficient to support any withdrawal that would otherwise exceed the Protected Payment Amount.

For information regarding taxation of withdrawals, see FEDERAL TAX ISSUES.

Required Minimum Distributions

No adjustment will be made to the Protected Payment Base as a result of a withdrawal that exceeds the Protected Payment Amount immediately prior to the withdrawal, provided:

•	such withdrawal (an “RMD Withdrawal”) is for purposes of satisfying the minimum distribution requirements of Section 401(a)(9) and related Code provisions in effect at that time,

•	you have authorized us to calculate and make periodic distribution of the Annual RMD Amount for the Calendar Year required based on the payment frequency you have chosen,

•	the Annual RMD Amount is based on this Contract only, and

•	only RMD Withdrawals are made from the Contract during the Contract Year.

Immediately following an RMD Withdrawal, the Remaining Protected Balance will decrease by the RMD Withdrawal amount.

See FEDERAL TAX ISSUES – Qualified Contracts – Required Minimum Distributions.

Depletion of Contract Value

If a withdrawal (including an RMD Withdrawal) does not exceed the Protected Payment Amount and reduces the Contract Value to zero, the following will apply:

•	if the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner):

•	was younger than age 59 1/2 when the first withdrawal was taken under the Rider, after the Rider Effective Date or the most recent Reset Date, whichever is later, 5% of the Protected Payment Base will be paid each year until the Remaining Protected Balance is reduced to zero, or

•	was age 59 1/2 or older when the first withdrawal was taken under the Rider after the Rider Effective Date or the most recent Reset Date, whichever is later, 5% of the Protected Payment Base will be paid each year until the day of the first death of an Owner or the date of death of the sole surviving Annuitant.

•	the payments of 5% of the Protected Payment Base will be paid under a series of pre-authorized withdrawals under a payment frequency as elected by the Owner, but no less frequently than annually,

•	no additional Purchase Payments will be accepted under the Contract,

•	any Remaining Protected Balance will not be available for payment in a lump sum and will not be applied to provide payments under an Annuity Option, and

•	the Contract will cease to provide any death benefit.

If the Owner or sole surviving Annuitant dies and the Contract Value is zero as of the date of death, there is no death benefit, however, any Remaining Protected Balance will be paid to the Beneficiary under a series of pre-authorized withdrawals and payment frequency (at least annually) then in effect at the time of the Owner’s or sole surviving Annuitant’s death. If, however, the Remaining Protected Balance would be paid over a period that exceeds the life expectancy of the Beneficiary, the pre-authorized withdrawal amount will be adjusted so that the withdrawal payments will be paid over a period that does not exceed the Beneficiary’s life expectancy.

Depletion of Remaining Protected Balance

If a withdrawal (including an RMD Withdrawal) reduces the Remaining Protected Balance to zero and Contract Value remains, the following will apply:

If the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner):

•	was younger than age 59 1/2 when the first withdrawal was taken under the Rider after the Rider Effective Date or the most recent Reset Date, whichever is later, this Rider will terminate, or

•	was age 59 1/2 or older when the first withdrawal was taken under the Rider after the Rider Effective Date or the most recent Reset Date, whichever is later, you may elect to withdraw up to 5% of the Protected Payment Base each year until the day of the first death of an Owner or the date of death of the sole surviving Annuitant. If an Automatic or Owner-Elected Reset occurs, the Remaining Protected Balance will be reinstated to an amount equal to the Contract Value as of that Contract Anniversary.

Before your Remaining Protected Balance is zero, if you took your first withdrawal before age 59 1/2 and you would like to be eligible for lifetime payments under the Rider, an Automatic or Owner-Elected Reset must occur and your first withdrawal after that Reset must be taken on or after age 59 1/2. See the Reset of Protected Payment Base and Remaining Protected Balance subsection of this Rider. If you are younger than age 59 1/2 when the Remaining Protected Balance is zero and Contract Value remains, the Rider will terminate and there is no opportunity for a Reset.

If a withdrawal (except an RMD Withdrawal) made from the Contract exceeds the Protected Payment Amount, the withdrawal will be treated as an excess withdrawal and the Protected Payment Base will be reduced according to the Withdrawals Exceeding the Protected Payment Amount subsection.

Any death benefit proceeds to be paid to the Beneficiary from remaining Contract Value will be paid according to the Death Benefit provisions of the Contract.

Annual Credit

On each Contract Anniversary after the Rider Effective Date, an Annual Credit will be added to the Protected Payment Base and Remaining Protected Balance, as of that Contract Anniversary, if:

•	no withdrawals have occurred after the Rider Effective Date,

•	that Contract Anniversary is within the first 10 Contract Anniversaries, measured from the Rider Effective Date, and

•	the Remaining Protected Balance is less than the Maximum Credit Base.

The Annual Credit is equal to 10% of the total of:

•	the Remaining Protected Balance on the Rider Effective Date, or the most recent Reset Date, whichever is later, and

•	the cumulative Purchase Payments received after the Rider Effective Date or the most recent Reset Date, whichever is later,

as of the Contract Anniversary on which the Annual Credit is added.

Once a withdrawal has occurred, including an RMD Withdrawal, no Annual Credit will be added to the Protected Payment Base and Remaining Protected Balance on any Contract Anniversary following the withdrawal. In addition, Annual Credit eligibility cannot be reinstated by any Automatic or Owner-Elected Reset.

The Annual Credit is not added to your Contract Value.

Reset of Protected Payment Base and Remaining Protected Balance

Regardless of which reset option is used, on and after each Reset Date, the provisions of this Rider shall apply in the same manner as they applied when the Rider was originally issued, except that eligibility for the Annual Credit cannot be reinstated with a Reset. The limitations and restrictions on Purchase Payments and withdrawals, the deduction of annual Charges and any future reset options available on and after the Reset Date, will again apply and will be measured from that Reset Date. A reset occurs when the Protected Payment Base and Remaining Protected Balance are changed to an amount equal to the Contract Value as of the Reset Date.

If a withdrawal is taken, the Annual Credit will no longer be applied and cannot be restarted with an Automatic or Owner-Elected Reset. In addition, an Automatic or Owner-Elected Reset will not start a new 10 year period for Annual Credit eligibility.

Automatic Reset. On each Contract Anniversary while this Rider is in effect and before the Annuity Date, we will automatically reset the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value, if the Protected Payment Base, after any Annual Credit is applied, is less than the Contract Value on that Contract Anniversary. The annual charge percentage may change as a result of any Automatic Reset (see CHARGES, FEES AND DEDUCTIONS – Optional Rider Charges). A Reset does not begin a new 10 year period for the Annual Credit to be applied.

Automatic Reset – Opt-Out Election. Within 60 days after a Contract Anniversary on which an Automatic Reset is effective, you have the option to reinstate the Protected Payment Base, Remaining Protected Balance and annual charge percentage to their respective amounts immediately before the Automatic Reset. Any future Automatic Resets will continue in accordance with the Automatic Reset paragraph above. If you elect this option, your opt-out election must be received, In Proper Form, within the same 60 day period after the Contract Anniversary on which the reset is effective.

Automatic Reset – Future Participation. You may elect not to participate in future Automatic Resets at any time. Your election must be received, In Proper Form, while this Rider is in effect and before the Annuity Date. Such election will be effective for future Contract Anniversaries.

If you previously elected not to participate in Automatic Resets, you may re-elect to participate in future Automatic Resets at any time. Your election to resume participation must be received, In Proper Form, while this Rider is in effect and before the Annuity Date. Such election will be effective for future Contract Anniversaries as described in the Automatic Reset paragraph above.

Owner-Elected Resets (Non-Automatic). You may, on any Contract Anniversary, elect to reset the Remaining Protected Balance and Protected Payment Base to an amount equal to 100% of the Contract Value. An Owner-Elected Reset may be elected while Automatic Resets are in effect. The annual charge percentage may change as a result of this reset.

If you elect this option, your election must be received, In Proper Form, within 60 days after the Contract Anniversary on which the reset is effective. The reset will be based on the Contract Value as of that Contract Anniversary. Your election of this option may result in a reduction in the Protected Payment Base, Remaining Protected Balance, Protected Payment Amount and any Annual Credit that may be applied. Generally, the reduction will occur when your Contract Value is less than the Protected Payment Base as of the Contract Anniversary you elected the reset. You are strongly advised to work with your financial advisor prior to electing an Owner-Elected Reset. We will provide you with written confirmation of your election.

Subsequent Purchase Payments

If we receive additional Purchase Payments after the Rider Effective Date, we will increase the Protected Payment Base and Remaining Protected Balance by the amount of the Purchase Payments. However, for purposes of this Rider, we reserve the right to restrict additional Purchase Payments that result in a total of all Purchase Payments received after the 1st Contract Anniversary, measured from the later of the Rider Effective Date or most recent Reset Date, to exceed $100,000 without our prior approval. This provision only applies if the Contract to which this Rider is attached permits Purchase Payments after the 1st Contract Anniversary, measured from the Contract Date.

Annuitization

If you annuitize the Contract at the maximum Annuity Date specified in your Contract and this Rider is still in effect at the time of your election and a Life Only annuity option is chosen, the annuity payments will be equal to the greater of:

•	the Life Only annual payment amount based on the terms of your Contract, or

•	5% of the Protected Payment Base in effect at the maximum Annuity Date.

If you annuitize the Contract at any time prior to the maximum Annuity Date specified in your Contract, your annuity payments will be determined in accordance with the terms of your Contract. The Protected Payment Base, Remaining Protected Balance and Protected Payment Amount under this Rider will not be used in determining any annuity payments. Work with your financial advisor to determine if you should annuitize your Contract before the maximum Annuity Date or stay in the accumulation phase and continue to take withdrawals under the Rider.

The annuity payments described in this subsection are available to you even if your first withdrawal was taken prior to age 59 1/2 and no Resets have occurred.

Continuation of Rider if Surviving Spouse Continues Contract

If the Owner dies while this Rider is in effect and if the surviving spouse of the deceased Owner elects to continue the Contract in accordance with its terms, the surviving spouse may continue to take withdrawals of the Protected Payment Amount under this Rider, until the Remaining Protected Balance is reduced to zero. If the Remaining Protected Balance is zero when the Owner dies, this Rider will terminate.

The surviving spouse may elect any of the reset options available under this Rider for subsequent Contract Anniversaries. If a reset takes place then the provisions of this Rider will continue in full force and in effect for the surviving spouse. In addition, if the surviving spouse is age 59 1/2 or older when the first withdrawal is taken after the most recent Reset Date and this Reset Date occurred after the surviving spouse continued the Contract, then the surviving spouse may take withdrawals of the Protected Payment Amount (based on the new Protected Payment Base) for life. In some instances, withdrawals may continue for the life of the surviving spouse without the need for a reset.

The surviving spouse may elect to receive any death benefit proceeds instead of continuing the Contract and Rider (see THE CONTRACT – Death Benefit).

Termination

You cannot request a termination of the Rider. Except as otherwise provided below, the Rider will automatically terminate on the earliest of:

•	the day any portion of the Contract Value is no longer allocated according to the Investment Allocation Requirements,

•	the day the Remaining Protected Balance is reduced to zero if the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner), was younger than 59 1/2 when the first withdrawal was taken under the Rider after the Rider Effective Date or the most recent Reset Date, whichever is later,

•	the date of the first death of an Owner or the date of death of the sole surviving Annuitant (except as provided under the Continuation of Rider if Surviving Spouse Continues Contract subsection),

•	for Contracts with a Non-Natural Owner, the date of the first death of an Annuitant, including Primary, Joint and Contingent Annuitants,

•	the day the Contract is terminated in accordance with the provisions of the Contract,

•	the day we are notified of a change in ownership of the Contract to a non-spouse Owner if the Contract is Non-Qualified (excluding changes in ownership to or from certain trusts),

•	the day you exchange this Rider for another withdrawal benefit Rider,

•	the Annuity Date (see the Annuitization subsection for additional information), or

•	the day the Contract Value is reduced to zero as a result of a withdrawal (except an RMD Withdrawal) that exceeds the Protected Payment Amount.

See the Depletion of Contract Value subsection for situations where the Rider will not terminate when the Contract Value is reduced to zero and see the Depletion of Remaining Protected Balance subsection for situations where the Rider will not terminate when the Remaining Protected Balance is reduced to zero.

Sample Calculations

The examples provided are based on certain hypothetical assumptions and are for example purposes only. Where Contract Value is reflected, the examples do not assume any specific return percentage. The examples have been provided to assist in understanding the benefits provided by this Rider and to demonstrate how Purchase Payments received and withdrawals made from the Contract prior to the Annuity Date affect the values and benefits under this Rider over an extended period of time. There may be minor differences in the calculations due to rounding. These examples are not intended to serve as projections of future investment returns nor are they a reflection of how your Contract will actually perform.

Example #1 – Setting of Initial Values.

The values shown below are based on the following assumptions:

•	Initial Purchase Payment = $100,000
•	Rider Effective Date = Contract Date

Beginning					Protected	Protected	Remaining
of Contract	Purchase			Annual	Payment	Payment	Protected	Maximum
Year	Payment	Withdrawal	Contract Value	Credit	Base	Amount	Balance	Credit Base

1	$100,000		$100,000	$0	$100,000	$5,000	$100,000	$200,000

On the Rider Effective Date, the initial values are set as follows:

•	Protected Payment Base = Initial Purchase Payment = $100,000
•	Remaining Protected Balance = Initial Purchase Payment = $100,000
•	Protected Payment Amount = 5% of Protected Payment Base = $5,000
•	Maximum Credit Base = 200% of the Initial Purchase Payment = $200,000

Example #2 – Subsequent Purchase Payments.

The values shown below are based on the following assumptions:

•	Initial Purchase Payment = $100,000
•	Rider Effective Date = Contract Date
•	A subsequent Purchase Payment of $100,000 is received during Contract Years 1 and 2.
•	No withdrawals taken.
•	Automatic Reset at Beginning of Contract Year 10.

Beginning					Protected	Protected	Remaining
of Contract	Purchase			Annual	Payment	Payment	Protected	Maximum
Year	Payment	Withdrawal	Contract Value	Credit	Base	Amount	Balance	Credit Base

1	$100,000		$100,000	$0	$100,000	$5,000	$100,000	$200,000

Activity	$100,000		$200,000		$200,000	$10,000	$200,000	$400,000

2			$207,000	$20,000	$220,000	$11,000	$220,000	$400,000

Activity	$100,000		$307,000		$320,000	$16,000	$320,000	$500,000

3			$321,490	$30,000	$350,000	$17,500	$350,000	$500,000

4			$343,994	$30,000	$380,000	$19,000	$380,000	$500,000

5			$368,073	$30,000	$410,000	$20,500	$410,000	$500,000

6			$393,839	$30,000	$440,000	$22,000	$440,000	$500,000

7			$421,407	$30,000	$470,000	$23,500	$470,000	$500,000

8			$450,906	$30,000	$500,000	$25,000	$500,000	$500,000

9			$482,469	$0	$500,000	$25,000	$500,000	$500,000

10	Prior to Automatic Reset		$516,242	$0	$500,000	$25,000	$500,000	$500,000

10	After Automatic Reset		$516,242	$0	$516,242	$25,812	$516,242	$500,000

Immediately after the $100,000 subsequent Purchase Payment during Contract Year 1, the Protected Payment Base and Remaining Protected Balance are increased by the Purchase Payment amount to $200,000 ($100,000 + $100,000). Since the subsequent Purchase Payment is received in Contract Year 1, the Maximum Credit Base is increased by 200% of the Purchase Payment, to $400,000. The Protected Payment Amount after the Purchase Payment is equal to $10,000 (5% of the Protected Payment Base after the Purchase Payment since there were no withdrawals during that Contract Year).

Since no withdrawal occurred prior to the Contract Anniversary at the Beginning of Contract Year 2, an annual credit of $20,000 (10% of the initial Remaining Protected Balance plus cumulative Purchase Payments received after the Rider Effective Date) is applied to the Protected Payment Base and Remaining Protected Balance on that Contract Anniversary, increasing both to $220,000. As a result, the Protected Payment Amount on that Contract Anniversary is equal to $11,000 (5% of the Protected Payment Base on that Contract Anniversary).

Immediately after the $100,000 subsequent Purchase Payment during Contract Year 2, the Protected Payment Base and Remaining Protected Balance are increased by the Purchase Payment amount to $320,000 ($220,000 + $100,000). Since the subsequent Purchase Payment is received in Contract Year 2, the Maximum Credit Base is increased by 100% of the Purchase Payment, to $500,000. The

Protected Payment Amount after the Purchase Payment is equal to $16,000 (5% of the Protected Payment Base after the Purchase Payment since there were no withdrawals during that Contract Year).

Since no withdrawal occurred prior to the Contract Anniversary at the Beginning of Contract Year 3, an annual credit of $30,000 (10% of the initial Remaining Protected Balance plus cumulative Purchase Payments received after the Rider Effective Date) is applied to the Protected Payment Base and Remaining Protected Balance on that Contract Anniversary, increasing both to $350,000. As a result, the Protected Payment Amount on that Contract Anniversary is equal to $17,500 (5% of the Protected Payment Base on that Contract Anniversary).

An Annual Credit is no longer applied after the Protected Payment Base and Remaining Protected Balance reach the Maximum Credit Base of $500,000 in Contract Year 8.

Because at the Beginning of Contract Year 10, the Protected Payment Base was less than the Contract Value on that Contract Anniversary (see balances at Beginning of Contract Year 10 – Prior to Automatic Reset), an automatic reset occurred which resets the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value (see balances at Beginning of Contract Year 10 – After Automatic Reset). As a result, the Protected Payment Amount is equal to $25,812 (5% of the reset Protected Payment Base).

In addition to Purchase Payments, the Contract Value is further subject to increases and/or decreases during each Contract Year as a result of additional amounts credited, charges, fees and other deductions, and increases and/or decreases in the investment performance of the Variable Account.

Example #3 – Withdrawals Not Exceeding Protected Payment Amount.

The values shown below are based on the following assumptions:

•	Initial Purchase Payment = $100,000
•	Rider Effective Date = Contract Date
•	A subsequent Purchase Payment of $100,000 is received during Contract Years 1 and 2.
•	A withdrawal equal to or less than the Protected Payment Amount is taken during Contract Years 3 and 4.
•	Automatic Reset at Beginning of Contract Year 6.

Beginning					Protected	Protected	Remaining
of Contract	Purchase			Annual	Payment	Payment	Protected	Maximum
Year	Payment	Withdrawal	Contract Value	Credit	Base	Amount	Balance	Credit Base

1	$100,000		$100,000	$0	$100,000	$5,000	$100,000	$200,000

Activity	$100,000		$200,000		$200,000	$10,000	$200,000	$400,000

2			$207,000	$20,000	$220,000	$11,000	$220,000	$400,000

Activity	$100,000		$307,000		$320,000	$16,000	$320,000	$500,000

3			$321,490	$30,000	$350,000	$17,500	$350,000	$500,000

Activity		$17,500	$326,494		$350,000	$0	$332,500	$500,000

4			$326,494	$0	$350,000	$17,500	$332,500	$500,000

Activity		$17,500	$331,848		$350,000	$0	$315,000	$500,000

5			$331,848	$0	$350,000	$17,500	$315,000	$500,000

6	Prior to Automatic Reset		$355,077	$0	$350,000	$17,500	$315,000	$500,000

6	After Automatic Reset		$355,077	$0	$355,077	$17,753	$355,077	$500,000

For an explanation of the values and activities at the start of and during Contract Year 1, refer to Examples #1 and #2.

As the withdrawal during Contract Year 3 did not exceed the Protected Payment Amount immediately prior to the withdrawal ($17,500):

•	the Protected Payment Base remains unchanged; and
•	the Remaining Protected Balance is reduced by the amount of the withdrawal to $332,500 ($350,000 − $17,500).

As the withdrawal during Contract Year 4 did not exceed the Protected Payment Amount immediately prior to the withdrawal ($17,500):

•	the Protected Payment Base remains unchanged; and
•	the Remaining Protected Balance is reduced by the amount of the withdrawal to $315,000 ($332,500 − $17,500).

Because at the Beginning of Contract Year 6, the Protected Payment Base was less than the Contract Value on that Contract Anniversary (see balances at Beginning of Contract Year 6 – Prior to Automatic Reset), an automatic reset occurred which resets the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value (see balances at Beginning of Contract Year 6 – After Automatic Reset). As a result, the Protected Payment Amount is equal to $17,753 (5% of the reset Protected Payment Base).

Since a withdrawal occurred during Contract Year 3, no annual credit will be applied to the Protected Payment Base and Remaining Protected Balance on any Contract Anniversary following the withdrawal.

Example #4 – Withdrawals Exceeding Protected Payment Amount.

The values shown below are based on the following assumptions:

•	Initial Purchase Payment = $100,000
•	Rider Effective Date = Contract Date
•	A subsequent Purchase Payment of $100,000 is received during Contract Years 1 and 2.
•	A withdrawal greater than the Protected Payment Amount is taken during Contract Year 3.

Beginning					Protected	Protected	Remaining	Maximum
of Contract	Purchase			Annual	Payment	Payment	Protected	Credit
Year	Payment	Withdrawal	Contract Value	Credit	Base	Amount	Balance	Base

1	$100,000		$100,000	$0	$100,000	$5,000	$100,000	$200,000

Activity	$100,000		$200,000		$200,000	$10,000	$200,000	$400,000

2			$207,000	$20,000	$220,000	$11,000	$220,000	$400,000

Activity	$100,000		$321,490		$320,000	$16,000	$320,000	$500,000

3			$321,490	$30,000	$350,000	$17,500	$350,000	$500,000

Activity		$25,000	$318,994		$341,985	$0	$324,885	$500,000

4			$318,994	$0	$341,985	$17,099	$324,885	$500,000

For an explanation of the values and activities at the start of and during Contract Year 1, refer to Examples #1 and #2.

Because the $25,000 withdrawal during Contract Year 3 exceeds the Protected Payment Amount immediately prior to the withdrawal ($25,000 > $17,500), the Protected Payment Base and Remaining Protected Balance immediately after the withdrawal are reduced.

The Values shown below are based on the following assumptions immediately before the excess withdrawal:

•	Contract Value = $343,994
•	Protected Payment Base = $350,000
•	Remaining Protected Balance = $350,000
•	Protected Payment Amount = $17,500 (5% × Protected Payment Base; 5% × $350,000 = $17,500)
•	No withdrawals were taken prior to the excess withdrawal

A withdrawal of $25,000 was taken, which exceeds the Protected Payment Amount of $17,500 for the Contract Year. The Protected Payment Base and Remaining Protected Balance will be reduced based on the following calculation:

First, determine the excess withdrawal amount. The excess withdrawal amount is the total withdrawal amount less the Protected Payment Amount. Numerically, the excess withdrawal amount is $7,500 (total withdrawal amount − Protected Payment Amount; $25,000 − $17,500 = $7,500).

Second, determine the ratio for the proportionate reduction. The ratio is the excess withdrawal amount determined above divided by (Contract Value − Protected Payment Amount). The Contract Value prior to the withdrawal was $343,994, which equals the $318,994 after the withdrawal plus the $25,000 withdrawal amount. Numerically, the ratio is 2.29% ($7,500 ÷ ($343,994 − $17,500); $7,500 ÷ $326,494 = 0.0229 or 2.29%).

Third, determine the new Protected Payment Base. The Protected Payment Base will be reduced on a proportionate basis. The Protected Payment Base is multiplied by 1 less the ratio determined above. Numerically, the new Protected Payment Base is $341,985 (Protected Payment Base × (1 − ratio); $350,000 × (1 − 2.29%); $350,000 × 97.71% = $341,985).

Fourth, determine the new Remaining Protected Balance. The Remaining Protected Balance is reduced either on a proportionate basis or by the total withdrawal amount, whichever results in the lower Remaining Protected Balance amount.

To determine the proportionate reduction, the Remaining Protected Balance immediately before the withdrawal is reduced by the Protected Payment Amount multiplied by 1 less the ratio determined above. Numerically, after the proportionate reduction, the new Remaining Protected Balance is $324,885 (Remaining Protected Balance immediately before the withdrawal − Protected Payment Amount) × (1 − ratio); ($350,000 − $17,500) × (1 − 2.29%); $332,500 × 97.71% = $324,885).

To determine the total withdrawal amount reduction, the Remaining Protected Balance immediately before the withdrawal is reduced by the total withdrawal amount. Numerically, after the Remaining Protected Balance is reduced by the total withdrawal amount, the new Remaining Protected Balance is $325,000 (Remaining Protected Balance immediately before the withdrawal − total withdrawal amount; $350,000 − $25,000 = $325,000).

Therefore, since $324,885 (proportionate method) is less than $325,000 (total withdrawal amount method) the new Remaining Protected Balance is $324,885.

The Protected Payment Amount immediately after the withdrawal is equal to $0 (5% of the Protected Payment Base after the withdrawal (5% of $341,985 = $17,099), less cumulative withdrawals during that Contract Year ($25,000), but not less than zero).

Since a withdrawal occurred during Contract Year 3, annual credits are not applied to the Protected Payment Base and Remaining Protected Balance on any Contract Anniversary following the withdrawal.

Example #5 – Annual Credit & Resets.

The values shown below are based on the following assumptions:

•	Initial Purchase Payment = $100,000
•	Rider Effective Date = Contract Date
•	No subsequent Purchase Payments received.
•	No withdrawals taken.
•	Automatic Reset at Beginning of Contract Years 3, 5, 7 and 9.

Beginning					Protected	Protected	Remaining	Maximum
of Contract	Purchase			Annual	Payment	Payment	Protected	Credit
Year	Payment	Withdrawal	Contract Value	Credit	Base	Amount	Balance	Base

1	$100,000		$100,000	$0	$100,000	$5,000	$100,000	$200,000

2			$107,000	$10,000	$110,000	$5,500	$110,000	$200,000

3			$125,000	$10,000	$125,000	$6,250	$125,000	$200,000

4			$120,000	$12,500	$137,500	$6,875	$137,500	$200,000

5			$190,000	$12,500	$190,000	$9,500	$190,000	$200,000

6			$180,000	$19,000	$209,000	$10,450	$209,000	$200,000

7			$240,000	$0	$240,000	$12,000	$240,000	$200,000

8			$220,000	$0	$240,000	$12,000	$240,000	$200,000

9			$250,000	$0	$250,000	$12,500	$250,000	$200,000

On the Contract Anniversary at the beginning of Contract Year 2, an Annual Credit of $10,000 (10% of the Remaining Protected Balance) is added to the Protected Payment Base and Remaining Protected Balance.

An Annual Credit of $10,000 would have been applied on the Contract Anniversary at the beginning of Contract Year 3, but an Automatic Reset takes place instead, resetting the Protected Payment Base and Remaining Protected Balance to $125,000.

On the Contract Anniversary at the beginning of Contract Year 4, an Annual Credit of $12,500 (10% of the Remaining Protected Balance) is added to the Protected Payment Base and Remaining Protected Balance.

An Annual Credit of $12,500 would have been applied on the Contract Anniversary at the beginning of Contract Year 5, but an Automatic Reset took place instead, resetting the Protected Payment Base and Remaining Protected Balance to $190,000.

On the Contract Anniversary at the beginning of Contract Year 6, an Annual Credit of $19,000 (10% of the Remaining Protected Balance) is added, increasing the Protected Payment Base and Remaining Protected Balance to $209,000. Annual Credits will no longer be added since the Maximum Credit Base of $200,000 has been reached.

Example #6 – RMD Withdrawals.

The effect of cumulative RMD Withdrawals during the Contract Year that exceed the Protected Payment Amount established for that Contract Year and its effect on the Protected Payment Base and Remaining Protected Balance. The Annual RMD Amount is based on the entire interest of your Contract as of the previous year-end.

This table assumes quarterly withdrawals of only the Annual RMD Amount during the Contract Year. The calculated Annual RMD amount for the Calendar Year is $7,500 and the Contract Anniversary is May 1 of each year.

			Annual	Protected	Protected	Remaining
Activity	RMD	Non-RMD	RMD	Payment	Payment	Protected
Date	Withdrawal	Withdrawal	Amount	Base	Amount	Balance

05/01/2006				$100,000	$5,000	$100,000
Contract Anniversary

01/01/2007			$7,500

03/15/2007	$1,875			$100,000	$3,125	$98,125

05/01/2007				$100,000	$5,000	$98,125
Contract Anniversary

06/15/2007	$1,875			$100,000	$3,125	$96,250

09/15/2007	$1,875			$100,000	$1,250	$94,375

12/15/2007	$1,875			$100,000	$0	$92,500

01/01/2008			$8,000

03/15/2008	$2,000			$100,000	$0	$90,500

05/01/2008				$100,000	$5,000	$90,500
Contract Anniversary

Since the RMD Amount for 2008 increases to $8,000, the quarterly withdrawals of the RMD Amount increase to $2,000, as shown by the RMD Withdrawal on March 15, 2008. Because all withdrawals during the Contract Year were RMD Withdrawals, there is no adjustment to the Protected Payment Base for exceeding the Protected Payment Amount. The only effect is a reduction in the Remaining Protected Balance equal to the amount of each withdrawal. In addition, the Protected Payment Amount is reduced by the amount of each withdrawal until the Protected Payment Amount is zero.

This chart assumes quarterly withdrawals of the Annual RMD Amount and other non-RMD Withdrawals during the Contract Year. The calculated Annual RMD amount and Contract Anniversary are the same as above.

			Annual	Protected	Protected	Remaining
Activity	RMD	Non-RMD	RMD	Payment	Payment	Protected
Date	Withdrawal	Withdrawal	Amount	Base	Amount	Balance

05/01/2006			$0	$100,000	$5,000	$100,000
Contract Anniversary

01/01/2007			$7,500

03/15/2007	$1,875			$100,000	$3,125	$98,125

04/01/2007		$2,000		$100,000	$1,125	$96,125

05/01/2007				$100,000	$5,000	$96,125
Contract Anniversary

06/15/2007	$1,875			$100,000	$3,125	$94,250

09/15/2007	$1,875			$100,000	$1,250	$92,375

11/15/2007		$4,000		$96,900	$0	$88,300

On 3/15/07 there was an RMD Withdrawal of $1,875 and on 4/1/07 a non-RMD Withdrawal of $2,000. Because the total withdrawals during the Contract Year (5/1/06 through 4/30/07) did not exceed the Protected Payment Amount of $5,000 there was no adjustment to the Protected Payment Base. The only effect is a reduction in the Remaining Protected Balance and the Protected Payment Amount equal to the amount of each withdrawal. On 5/1/07, the Protected Payment Amount was re-calculated (5% of the Protected Payment Base) as of that Contract Anniversary.

On 11/15/07, there was a non-RMD Withdrawal ($4,000) that caused the cumulative withdrawals during the Contract Year ($7,750) to exceed the Protected Payment Amount ($5,000). As the withdrawal exceeded the Protected Payment Amount immediately prior to the withdrawal ($1,250), and assuming the Contract Value was $90,000 immediately prior to the withdrawal, the Protected Payment Base is reduced to $96,900 and the Remaining Protected Balance is reduced to $88,300.

The Values shown below are based on the following assumptions immediately before the excess withdrawal:

•	Contract Value = $90,000

•	Protected Payment Base = $100,000
•	Remaining Protected Balance = $92,375
•	Protected Payment Amount = $1,250

A withdrawal of $4,000 was taken, which exceeds the Protected Payment Amount of $1,250 for the Contract Year. The Protected Payment Base and Remaining Protected Balance will be reduced based on the following calculation:

First, determine the excess withdrawal amount. The excess withdrawal amount is the total withdrawal amount less the Protected Payment Amount. Numerically, the excess withdrawal amount is $2,750 (total withdrawal amount − Protected Payment Amount; $4,000 − $1,250 = $2,750).

Second, determine the ratio for the proportionate reduction. The ratio is the excess withdrawal amount determined above divided by (Contract Value − Protected Payment Amount). Numerically, the ratio is 3.10% ($2,750 ÷ ($90,000 − $1,250); $2,750 ÷ $88,750 = 0.0310 or 3.10%).

Third, determine the new Protected Payment Base. The Protected Payment Base will be reduced on a proportionate basis. The Protected Payment Base is multiplied by 1 less the ratio determined above. Numerically, the new Protected Payment Base is $96,900 (Protected Payment Base × (1 − ratio); $100,000 × (1 − 3.10%); $100,000 × 96.90% = $96,900).

Fourth, determine the new Remaining Protected Balance. The Remaining Protected Balance is reduced either on a proportionate basis or by the total withdrawal amount, whichever results in the lower Remaining Protected Balance amount.

To determine the proportionate reduction, the Remaining Protected Balance is reduced by the Protected Payment Amount multiplied by 1 less the ratio determined above. Numerically, after the proportionate reduction, the Remaining Protected Balance is $88,300 (Remaining Protected Balance − Protected Payment Amount) × (1 − ratio); ($92,375 − $1,250) × (1 − 3.10%); $91,125 × 96.90% = $88,300).

To determine the total withdrawal amount reduction, the Remaining Protected Balance is reduced by the total withdrawal amount. Numerically, after the Remaining Protected Balance is reduced by the total withdrawal amount, the Remaining Protected Balance is $88,375 (Remaining Protected Balance − total withdrawal amount; $92,375 − $4,000 = $88,375).

Therefore, since $88,300 (proportionate method) is less than $88,375 (total withdrawal amount method) the new Remaining Protected Balance is $88,300.

Example #7 – Lifetime Income.

The values shown below are based on the following assumptions:

•	Initial Purchase Payment = $100,000
•	Rider Effective Date = Contract Date
•	No subsequent Purchase Payments are received.
•	Owner is age 59 1/2 or older when the first withdrawal was taken.
•	Withdrawals, each equal to 5% of the Protected Payment Base are taken each Contract Year.
•	No Automatic Reset or Owner-Elected Reset is assumed during the life of the Rider.

				Protected	Protected	Remaining
Contract		End of Year	Annual	Payment	Payment	Protected
Year	Withdrawal	Contract Value	Credit	Base	Amount	Balance

1	$5,000	$96,489	$0	$100,000	$5,000	$95,000

2	$5,000	$94,384	$0	$100,000	$5,000	$90,000

3	$5,000	$92,215	$0	$100,000	$5,000	$85,000

4	$5,000	$89,982	$0	$100,000	$5,000	$80,000

5	$5,000	$87,681	$0	$100,000	$5,000	$75,000

6	$5,000	$85,311	$0	$100,000	$5,000	$70,000

7	$5,000	$82,871	$0	$100,000	$5,000	$65,000

8	$5,000	$80,357	$0	$100,000	$5,000	$60,000

9	$5,000	$77,768	$0	$100,000	$5,000	$55,000

10	$5,000	$75,101	$0	$100,000	$5,000	$50,000

11	$5,000	$72,354	$0	$100,000	$5,000	$45,000

12	$5,000	$69,524	$0	$100,000	$5,000	$40,000

13	$5,000	$66,610	$0	$100,000	$5,000	$35,000

14	$5,000	$63,608	$0	$100,000	$5,000	$30,000

15	$5,000	$60,517	$0	$100,000	$5,000	$25,000

16	$5,000	$57,332	$0	$100,000	$5,000	$20,000

17	$5,000	$54,052	$0	$100,000	$5,000	$15,000

18	$5,000	$50,674	$0	$100,000	$5,000	$10,000

19	$5,000	$47,194	$0	$100,000	$5,000	$5,000

20	$5,000	$43,610	$0	$100,000	$5,000	$0

21	$5,000	$39,918	$0	$100,000	$5,000	$0

22	$5,000	$36,115	$0	$100,000	$5,000	$0

23	$5,000	$32,199	$0	$100,000	$5,000	$0

24	$5,000	$28,165	$0	$100,000	$5,000	$0

25	$5,000	$24,010	$0	$100,000	$5,000	$0

26	$5,000	$19,730	$0	$100,000	$5,000	$0

27	$5,000	$15,322	$0	$100,000	$5,000	$0

28	$5,000	$10,782	$0	$100,000	$5,000	$0

29	$5,000	$6,105	$0	$100,000	$5,000	$0

30	$5,000	$1,288	$0	$100,000	$5,000	$0

31	$5,000	$0	$0	$100,000	$5,000	$0

32	$5,000	$0	$0	$100,000	$5,000	$0

33	$5,000	$0	$0	$100,000	$5,000	$0

34	$5,000	$0	$0	$100,000	$5,000	$0

On the Rider Effective Date, the initial values are set as follows:

•	Protected Payment Base = Initial Purchase Payment = $100,000
•	Remaining Protected Balance = Initial Purchase Payment = $100,000
•	Protected Payment Amount = 5% of Protected Payment Base = $5,000

Because the amount of each withdrawal does not exceed the Protected Payment Amount immediately prior to the withdrawal ($5,000): (a) the Protected Payment Base remains unchanged; and (b) the Remaining Protected Balance is reduced by the amount of each withdrawal.

Since a withdrawal occurred during Contract Year 1, no annual credit will be applied to the Protected Payment Base and Remaining Protected Balance on any Contract Anniversary following the withdrawal.

Since it was assumed that the Owner was age 59 1/2 or older when the first withdrawal was taken, withdrawals of 5% of the Protected Payment Base will continue to be paid each year (even after the Contract Value and Remaining Protected Balance have been reduced to zero) until the day of the first death of an Owner or the date of death of the sole surviving Annuitant (death of any Annuitant for Non-Natural Owners), whichever occurs first.

Lifetime Income Access Plus

(This Rider is called the Enhanced Guaranteed Withdrawal Benefit Rider in the Contract’s Rider.)

Rider Terms

Annual RMD Amount – The amount required to be distributed each Calendar Year for purposes of satisfying the minimum distribution requirements of Internal Revenue Code Section 401(a)(9) (“Section 401(a)(9)”) and related Code provisions in effect as of the Rider Effective Date.

Protected Payment Amount – The maximum amount that can be withdrawn under this Rider without reducing the Protected Payment Base. The Protected Payment Amount on any day after the Rider Effective Date is equal to the lesser of:

•	5% of the Protected Payment Base as of that day, less cumulative withdrawals during that Contract Year, or

•	the Remaining Protected Balance as of that day.

The initial Protected Payment Amount on the Rider Effective Date is equal to 5% of the initial Protected Payment Base.

Protected Payment Base – An amount used to determine the Protected Payment Amount. The Protected Payment Base will remain unchanged except as otherwise described under the provisions of this Rider. The initial Protected Payment Base is equal to the initial Purchase Payment, if the Rider Effective Date is on the Contract Date, or the Contract Value, if the Rider Effective Date is on a Contract Anniversary.

Remaining Protected Balance – The amount available for future withdrawals made under this Rider. The initial Remaining Protected Balance is equal to the initial Purchase Payment, if the Rider Effective Date is on the Contract Date, or the Contract Value, if the Rider Effective Date is on a Contract Anniversary.

Income Access Credit – An amount added to the Protected Payment Base and Remaining Protected Balance. The Income Access Credit is referred to as Annual Credit in the Contract’s Rider.

Reset Date – Any Contract Anniversary beginning with the 1st Contract Anniversary after the Rider Effective Date or the most recent Reset Date, whichever is later, on which you elect to Reset the Remaining Protected Balance to an amount equal to 100% of the Contract Value, determined as of that Contract Anniversary.

Rider Effective Date – The date the guarantees and charges for the Rider become effective. If the Rider is purchased within 60 days of the Contract Date, the Rider Effective Date is the Contract Date. If the Rider is purchased within 60 days of a Contract Anniversary, the Rider Effective Date is the date of that Contract Anniversary.

How the Rider Works

On any day, this Rider guarantees you can withdraw up to the Protected Payment Amount, regardless of market performance, until the Remaining Protected Balance is reduced to zero (0). Lifetime withdrawals up to the Protected Payment Amount may continue after the Remaining Protected Balance is reduced to zero (0) if the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner) was age 65 or older when the first withdrawal was taken after the Rider Effective Date or the most recent Reset Date, whichever is later. If a withdrawal was taken before age 65 and there was no subsequent Reset, the Rider will terminate once the Remaining Protected Balance is reduced to zero (0). This Rider also provides for an amount (an “Income Access Credit”) to be added to the Protected Payment Base and Remaining Protected Balance. Once the Rider is purchased, you cannot request a termination of the Rider (see the Termination subsection of this Rider for more information).

In addition, on any Contract Anniversary beginning with the 1st Contract Anniversary after the Rider Effective Date or the most recent Reset Date, whichever is later, the Rider provides for Automatic Annual Resets and Owner-Elected Resets of the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value on that Contract Anniversary.

The Protected Payment Base and Remaining Protected Balance may change over time. The addition of an Income Access Credit will increase the Protected Payment Base and the Remaining Protected Balance by the amount of the Income Access Credit. An Automatic Reset or Owner-Elected Reset will increase or decrease the Protected Payment Base and Remaining Protected Balance depending on the Contract Value on the Reset Date. A withdrawal that is less than or equal to the Protected Payment Amount will reduce the Remaining Protected Balance by the amount of the withdrawal and will not change the Protected Payment Base. If a withdrawal is greater than the Protected Payment Amount and the Contract Value is less than the Protected Payment Base, both the Protected Payment Base and Remaining Protected Balance will be reduced by an amount that is greater than the excess amount withdrawn. For withdrawals that are greater than the Protected Payment Amount, see the Withdrawal of Protected Payment Amount subsection.

For purposes of this Rider, the term “withdrawal” includes any applicable withdrawal charges. Amounts withdrawn under this Rider will reduce the Contract Value by the amount withdrawn and will be subject to the same conditions, limitations, restrictions and all other fees, charges and deductions, if applicable, as withdrawals otherwise made under the provisions of the Contract. Withdrawals under this Rider are not annuity payouts. Annuity payouts generally receive a more favorable tax treatment than other withdrawals.

If your Contract is a Qualified Contract, including a TSA/403(b) Contract, you are subject to restrictions on withdrawals you may take prior to a triggering event (e.g. reaching age 59 1/2, separation from service, disability) and you should consult your tax or legal advisor prior to purchasing this optional guarantee, the primary benefit of which is guaranteeing withdrawals. For additional information regarding withdrawals and triggering events, see FEDERAL TAX ISSUES – IRAs and Qualified Plans.

Withdrawal of Protected Payment Amount

While this Rider is in effect, you may withdraw up to the Protected Payment Amount each Contract Year, regardless of market performance, until the Rider terminates. Any portion of the Protected Payment Amount not withdrawn during a Contract Year may not be carried over to the next Contract Year. If a withdrawal does not exceed the Protected Payment Amount immediately prior to that withdrawal, the Protected Payment Base will remain unchanged. The Remaining Protected Balance will decrease by the withdrawal amount immediately following the withdrawal.

Withdrawals Exceeding the Protected Payment Amount. If a withdrawal (except an RMD Withdrawal) exceeds the Protected Payment Amount immediately prior to that withdrawal, we will (immediately following the excess withdrawal) reduce the Protected Payment Base on a proportionate basis for the amount in excess of the Protected Payment Amount. We will reduce the Remaining Protected Balance either on a proportionate basis or by the total withdrawal amount, whichever results in the lower Remaining Protected Balance amount. (See example 4 in Sample Calculations below for a numerical example of the adjustments to the Protected Payment Base and Remaining Protected Balance as a result of an excess withdrawal.) If a withdrawal is greater than the Protected Payment Amount and the Contract Value is less than the Protected Payment Base, both the Protected Payment Base and Remaining Protected Balance will be reduced by an amount that is greater than the excess amount withdrawn.

The amount available for withdrawal under the Contract must be sufficient to support any withdrawal that would otherwise exceed the Protected Payment Amount.

For information regarding taxation of withdrawals, see FEDERAL TAX ISSUES.

Required Minimum Distributions

No adjustment will be made to the Protected Payment Base as a result of a withdrawal that exceeds the Protected Payment Amount immediately prior to the withdrawal, provided:

•	such withdrawal (an “RMD Withdrawal”) is for purposes of satisfying the minimum distribution requirements of Section 401(a)(9) and related Code provisions in effect at that time,

•	you have authorized us to calculate and make periodic distribution of the Annual RMD Amount for the Calendar Year required based on the payment frequency you have chosen,

•	the Annual RMD Amount is based on this Contract only, and

•	only RMD Withdrawals are made from the Contract during the Contract Year.

Immediately following an RMD Withdrawal, the Remaining Protected Balance will decrease by the RMD Withdrawal amount.

See FEDERAL TAX ISSUES – Qualified Contracts – Required Minimum Distributions.

Depletion of Contract Value

If a withdrawal (including an RMD Withdrawal) does not exceed the Protected Payment Amount and reduces the Contract Value to zero, the following will apply:

•	if the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner):

•	was age 64 or younger when the first withdrawal was taken under the Rider, after the Rider Effective Date or the most recent Reset Date, whichever is later, 5% of the Protected Payment Base will be paid each year until the Remaining Protected Balance is reduced to zero, or

•	was age 65 or older when the first withdrawal was taken under the Rider after the Rider Effective Date or the most recent Reset Date, whichever is later, 5% of the Protected Payment Base will be paid each year until the day of the first death of an Owner or the date of death of the sole surviving Annuitant.

•	the payments of 5% of the Protected Payment Base will be paid under a series of pre-authorized withdrawals under a payment frequency as elected by the Owner, but no less frequently than annually,

•	no additional Purchase Payments will be accepted under the Contract,

•	any Remaining Protected Balance will not be available for payment in a lump sum and may not be applied to provide payments under an Annuity Option, and

•	the Contract will cease to provide any death benefit.

If the Owner or sole surviving Annuitant dies and the Contract Value is zero as of the date of death, there is no death benefit, however, any Remaining Protected Balance will be paid to the Beneficiary under a series of pre-authorized withdrawals and payment frequency (at least annually) then in effect at the time of the Owner’s or sole surviving Annuitant’s death. If, however, the Remaining Protected Balance would be paid over a period that exceeds the life expectancy of the Beneficiary, the pre-authorized withdrawal amount will be adjusted so that the withdrawal payments will be paid over a period that does not exceed the Beneficiary’s life expectancy.

Depletion of Remaining Protected Balance

If a withdrawal (including an RMD Withdrawal) reduced the Remaining Protected Balance to zero and Contract Value remains, the following will apply:

If the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner):

•	was age 64 or younger when the first withdrawal was taken under the Rider after the Rider Effective Date or the most recent Reset Date, whichever is later, this Rider will terminate, or

•	was age 65 or older when the first withdrawal was taken under the Rider after the Rider Effective Date or the most recent Reset Date, whichever is later, you may elect to withdraw up to 5% of the Protected Payment Base each year until the day of the first death of an Owner or the date of death of the sole surviving Annuitant. If an Automatic or Owner-Elected Reset occurs, the Remaining Protected Balance will be reinstated to an amount equal to the Contract Value as of that Contract Anniversary.

Before your Remaining Protected Balance is zero, if you took your first withdrawal before age 65 and you would like to be eligible for lifetime payments under the Rider, an Automatic or Owner-Elected Reset must occur and your first withdrawal after that Reset must be taken on or after age 65. See the Reset of Protected Payment Base and Remaining Protected Balance subsection of this Rider. If you are younger than age 65 when the Remaining Protected Balance is zero and Contract Value remains, the Rider will terminate and there is no opportunity for a Reset.

If a withdrawal (except an RMD Withdrawal) made from the Contract exceeds the Protected Payment Amount, the Protected Payment Base will be reduced according to the Withdrawals Exceeding the Protected Payment Amount subsection.

Any death benefit proceeds to be paid to the Beneficiary from remaining Contract Value will be paid according to the Death Benefit provisions of the Contract.

Income Access Credit

On each Contract Anniversary after the Rider Effective Date, an Income Access Credit will be added to the Protected Payment Base and Remaining Protected Balance, as of that Contract Anniversary, if:

•	no withdrawals have occurred after the Rider Effective Date or the most recent Reset Date, whichever is later, and

•	that Contract Anniversary is within the first 5 Contract Anniversaries, measured from the Rider Effective Date or the most recent Reset Date, whichever is later.

The Income Access Credit is equal to 6% of the total of:

•	the Remaining Protected Balance on the Rider Effective Date or the most recent Reset Date, whichever is later, and

•	the cumulative Purchase Payments received after the Rider Effective Date or most recent Reset Date, whichever is later,

as of the Contract Anniversary on which the Income Access Credit is added.

Once a withdrawal has occurred, including an RMD Withdrawal, no Income Access Credit will be added to the Protected Payment Base and Remaining Protected Balance on any Contract Anniversary following the withdrawal, unless a reset occurs.

The Income Access Credit is not added to your Contract Value.

Reset of Protected Payment Base and Remaining Protected Balance

Regardless of which reset option is used, on and after each Reset Date, the provisions of this Rider shall apply in the same manner as they applied when the Rider was originally issued. Eligibility for any Income Access Credit, the limitations and restrictions on Purchase Payments and withdrawals, the deduction of annual Charges and any future reset options available on and after the Reset Date, will again apply and will be measured from that Reset Date. A reset occurs when the Protected Payment Base and Remaining Protected Balance are changed to an amount equal to the Contract Value as of the Reset Date.

If you want to participate in Automatic Resets, you must make an affirmative election In Proper Form. Otherwise, you may reset the Protected Payment Base and Remaining Protected Balance as outlined under Owner-Elected Resets (Non-Automatic) below.

Automatic Reset. On each Contract Anniversary while this Rider is in effect and before the Annuity Date, we will automatically reset the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value, if the Protected Payment Base, after any Income Access Credit is applied, is less than the Contract Value on that Contract Anniversary. The annual charge percentage may change as a result of any Automatic Reset (see CHARGES, FEES AND DEDUCTIONS – Optional Rider Charges).

Automatic Reset – Opt-Out Election. Within 60 days after a Contract Anniversary on which an Automatic Reset is effective, you have the option to reinstate the Protected Payment Base, Remaining Protected Balance and any change in the annual charge percentage to their respective amounts immediately before the Automatic Reset. Any future Automatic Resets will continue in effect in accordance with the Automatic Reset paragraph above.

If you elect this option, your opt-out election must be received, In Proper Form, within the same 60 day period after the Contract Anniversary on which the reset is effective.

Automatic Reset – Future Participation. You may elect not to participate in future Automatic Resets at any time. Your election must be received, In Proper Form, while this Rider is in effect and before the Annuity Date. Such election will be effective for future Contract Anniversaries.

If you previously elected not to participate in Automatic Resets, you may re-elect to participate in future Automatic Resets at any time. Your election to resume participation must be received, In Proper Form, while this Rider is in effect and before the Annuity Date. Such election will be effective for future Contract Anniversaries as described in the Automatic Reset paragraph above.

Owner-Elected Resets (Non-Automatic). On any Contract Anniversary beginning with the 1st Contract Anniversary, measured from the Rider Effective Date or the most recent Reset Date, whichever is later, you may elect to reset the Remaining Protected Balance and Protected Payment Base to an amount equal to 100% of the Contract Value. The annual charge percentage may change as a result of this reset.

If you elect this option, your election must be received, In Proper Form, within 60 days after the Contract Anniversary on which the reset is effective. Your election of this option may result in a reduction in the Protected Payment Base, Remaining Protected Balance, Protected Payment Amount and any Income Access Credit that may be applied. Generally, the reduction will occur when your Contract Value is less than the Protected Payment Base as of the Contract Anniversary you elected the reset. You are strongly advised to work with your financial advisor prior to electing an Owner-Elected Reset. We will provide you with written confirmation of your election.

Subsequent Purchase Payments

If we receive additional Purchase Payments after the Rider Effective Date, we will increase the Protected Payment Base and Remaining Protected Balance by the amount of the Purchase Payments. However, for purposes of this Rider, we reserve the right to restrict additional Purchase Payments that result in a total of all Purchase Payments received after the 1st Contract Anniversary, measured from the later of the Rider Effective Date or most recent Reset Date, to exceed $100,000 without our prior approval. This provision only applies if the Contract to which this Rider is attached, permits Purchase Payments after the 1st Contract Anniversary, measured from the Contract Date.

Annuitization

If you annuitize the Contract at the maximum Annuity Date specified in your Contract and this Rider is still in effect at the time of your election and a Life Only annuity option is chosen, the annuity payments will be equal to the greater of:

•	the Life Only annual payment amount based on the terms of your Contract, or

•	5% of the Protected Payment Base in effect at the maximum Annuity Date.

The annuity payments described in this subsection are available to you even if your first withdrawal was taken prior to age 65 and no Resets have occurred.

If you annuitize the Contract at any time prior to the maximum Annuity Date specified in your Contract, your annuity payments will be determined in accordance with the terms of your Contract. The Protected Payment Base, Remaining Protected Balance and Protected Payment Amount under this Rider will not be used in determining any annuity payments. Work with your financial advisor to determine if you should annuitize your Contract before the maximum Annuity Date or stay in the accumulation phase and continue to take withdrawals under the Rider.

Continuation of Rider if Surviving Spouse Continues Contract

If the Owner dies while this Rider is in effect and if the surviving spouse of the deceased Owner elects to continue the Contract in accordance with its terms, the surviving spouse may continue to take withdrawals of the Protected Payment Amount under this Rider, until the Remaining Protected Balance is reduced to zero. The surviving spouse may elect to reset the Remaining Protected Balance on any Contract Anniversary. In addition, if the surviving spouse is age 65 or older when the first withdrawal is taken after the most recent Reset Date and this Reset Date occurred after the surviving spouse continued the Contract, then the surviving spouse may take withdrawals of the Protected Payment Amount (based on the new Protected Payment Base) for life. In some instances, withdrawals may continue for the life of the surviving spouse without the need for a reset.

The surviving spouse may elect to receive any death benefit proceeds instead of continuing the Contract and Rider (see THE CONTRACT – Death Benefit).

Termination

You cannot request a termination of the Rider. Except as otherwise provided below, the Rider will automatically terminate on the earliest of:

•	the day any portion of the Contract Value is no longer allocated according to the Investment Allocation Requirements,

•	the day the Remaining Protected Balance is reduced to zero if the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner), was age 64 or younger when the first withdrawal was taken under the Rider after the Rider Effective Date or the most recent Reset Date, whichever is later,

•	the date of the first death of an Owner or the date of death of the sole surviving Annuitant (except as provided under the Continuation of Rider if Surviving Spouse Continues Contract subsection),

•	for Contracts with a Non-Natural Owner, the date of the first death of an Annuitant, including Primary, Joint and Contingent Annuitants,

•	the day the Contract is terminated in accordance with the provisions of the Contract,

•	the day we are notified of a change in ownership of the Contract to a non-spouse Owner if the Contract is Non-Qualified (excluding changes in ownership to or from certain trusts),

•	the day you exchange this Rider for another withdrawal benefit Rider,

•	the Annuity Date (see the Annuitization subsection for additional information), or

•	the day the Contract Value is reduced to zero as a result of a withdrawal (except an RMD Withdrawal) that exceeds the Protected Payment Amount.

See the Depletion of Contract Value subsection for situations where the Rider will not terminate when the Contract Value is reduced to zero and see the Depletion of Remaining Protected Balance subsection for situations where the Rider will not terminate when the Remaining Protected Balance is reduced to zero.

Income Access Plus

(This Rider is called the Guaranteed Withdrawal Benefit Rider in the Contract’s Rider.)

Rider Terms

Annual RMD Amount – The amount required to be distributed each Calendar Year for purposes of satisfying the minimum distribution requirements of Internal Revenue Code Section 401(a)(9) (“Section 401(a)(9)”) and related Code provisions in effect as of the Rider Effective Date.

Protected Payment Amount – The maximum amount that can be withdrawn each Contract Year under this Rider without reducing the Protected Payment Base. The Protected Payment Amount on any day after the Rider Effective Date is equal to the lesser of:

•	5% of the Protected Payment Base as of that day, less cumulative withdrawals during that Contract Year, or

•	the Remaining Protected Balance as of that day.

The initial Protected Payment Amount on the Rider Effective Date is equal to 5% of the initial Protected Payment Base.

Protected Payment Base – An amount used to determine the Protected Payment Amount. The Protected Payment Base will remain unchanged except as otherwise described under the provisions of this Rider. The initial Protected Payment Base is equal to the initial Purchase Payment, if the Rider Effective Date is on the Contract Date, or the Contract Value, if the Rider Effective Date is on a Contract Anniversary.

Remaining Protected Balance – The amount available for future withdrawals made under this Rider. The initial Remaining Protected Balance is equal to the initial Purchase Payment, if the Rider Effective Date is on the Contract Date, or the Contract Value, if the Rider Effective Date is on a Contract Anniversary.

Income Access Credit – An amount added to the Protected Payment Base and Remaining Protected Balance. The Income Access Credit is referred to as Annual Credit in the Contract’s Rider.

Reset Date – Any Contract Anniversary beginning with the 1st Contract Anniversary after the Rider Effective Date or the most recent Reset Date, whichever is later, on which you elect to Reset the Remaining Protected Balance to an amount equal to 100% of the Contract Value, determined as of that Contract Anniversary.

Rider Effective Date – The date the guarantees and charges for the Rider become effective. If the Rider is purchased within 60 days of the Contract Date, the Rider Effective Date is the Contract Date. If the Rider is purchased within 60 days of a Contract Anniversary, the Rider Effective Date is the date of that Contract Anniversary.

How the Rider Works

On any day, this Rider allows for withdrawals up to the Protected Payment Amount, regardless of market performance, until the Remaining Protected Balance is reduced to zero (0). This Rider also provides for an amount (an “Income Access Credit”) to be added to the Protected Payment Base and Remaining Protected Balance. This Rider does not provide lifetime withdrawal benefits. Once the Rider is purchased, you cannot request a termination of the Rider (see the Termination subsection of this Rider for more information).

In addition, on any Contract Anniversary beginning with the 1st Contract Anniversary after the Rider Effective Date or the most recent Reset Date, whichever is later, the Rider provides for Automatic Annual Resets and Owner-Elected Resets of the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value on that Contract Anniversary.

The Protected Payment Base and Remaining Protected Balance may change over time. The addition of an Income Access Credit will increase the Protected Payment Base and the Remaining Protected Balance by the amount of the Income Access Credit. An Automatic Reset or Owner-Elected Reset will increase or decrease the Protected Payment Base and Remaining Protected Balance depending on the Contract Value on the Reset Date. A withdrawal that is less than or equal to the Protected Payment Amount will reduce the Remaining Protected Balance by the amount of the withdrawal and will not change the Protected Payment Base. If a withdrawal is greater than the Protected Payment Amount and the Contract Value is less than the Protected Payment Base, both the Protected Payment Base and Remaining Protected Balance will be reduced by an amount that is greater than the excess amount withdrawn. For withdrawals that are greater than the Protected Payment Amount, see the Withdrawal of Protected Payment Amount subsection.

For purposes of this Rider, the term “withdrawal” includes any applicable withdrawal charges. Amounts withdrawn under this Rider will reduce the Contract Value by the amount withdrawn and will be subject to the same conditions, limitations, restrictions and all other fees, charges and deductions, if applicable, as withdrawals otherwise made under the provisions of the Contract. Withdrawals under this Rider are not annuity payouts. Annuity payouts generally receive a more favorable tax treatment than other withdrawals.

If your Contract is a Qualified Contract, including a TSA/403(b) Contract, you are subject to restrictions on withdrawals you may take prior to a triggering event (e.g. reaching age 59 1/2, separation from service, disability) and you should consult your tax or legal advisor prior to purchasing this optional guarantee, the primary benefit of which is guaranteeing withdrawals. For additional information regarding withdrawals and triggering events, see FEDERAL TAX ISSUES – IRAs and Qualified Plans.

Withdrawal of Protected Payment Amount

While this Rider is in effect, you may withdraw up to the Protected Payment Amount each Contract Year, regardless of market performance, until the Remaining Protected Balance equals zero. Any portion of the Protected Payment Amount not withdrawn during a Contract Year may not be carried over to the next Contract Year.

If a withdrawal does not exceed the Protected Payment Amount immediately prior to that withdrawal, the Protected Payment Base will remain unchanged. The Remaining Protected Balance will decrease by the withdrawal amount immediately following the withdrawal.

Withdrawals Exceeding the Protected Payment Amount. If a withdrawal (except an RMD Withdrawal) causes the total amount withdrawn during the Contract Year to exceed the Protected Payment Amount, we will (immediately following the excess withdrawal) reduce the Protected Payment Base on a proportionate basis for the amount in excess of the Protected Payment Amount. We will reduce the Remaining Protected Balance either on a proportionate basis or by the total withdrawal amount, whichever results in the lower Remaining Protected Balance amount. (See example 4 in Sample Calculations below for a numerical example of the adjustments to the Protected Payment Base and Remaining Protected Balance as a result of an excess withdrawal.) If a withdrawal is greater than the Protected Payment Amount and the Contract Value is less than the Protected Payment Base, both the Protected Payment Base and Remaining Protected Balance will be reduced by an amount that is greater than the excess amount withdrawn.

The amount available for withdrawal under the Contract must be sufficient to support any withdrawal that would otherwise exceed the Protected Payment Amount.

For information regarding taxation of withdrawals, see FEDERAL TAX ISSUES.

If a withdrawal does not exceed the Protected Payment Amount and reduces the Contract Value to zero, the following will apply:

•	5% of the Protected Payment Base will be paid each year until the Remaining Protected Balance is reduced to zero. The payments will be made under a series of pre-authorized withdrawals under a payment frequency, as elected by you, but no less frequently than annually,

•	no additional Purchase Payments will be accepted under the Contract,

•	any Remaining Protected Balance will not be available for payment in a lump sum and may not be applied to provide payments under an Annuity Option, and

•	the Contract will cease to provide any death benefit.

If the Owner or sole surviving Annuitant dies and the Contract Value is zero as of the date of death, any Remaining Protected Balance will be paid to the Beneficiary under the series of pre-authorized withdrawals and payment frequency then in effect at the time of the Owner’s or sole surviving Annuitant’s death. If, however, the Remaining Protected Balance would be paid over a period that exceeds the life expectancy of the Beneficiary, the pre-authorized withdrawal amount will be adjusted so that the withdrawal payments will be paid over a period that does not exceed the Beneficiary’s life expectancy.

Required Minimum Distributions

On and after August 1, 2005, no adjustment will be made to the Protected Payment Base as a result of a withdrawal that exceeds the Protected Payment Amount immediately prior to the withdrawal, provided:

•	such withdrawal (an “RMD Withdrawal”) is for purposes of satisfying the minimum distribution requirements of Section 401(a)(9) and related Code provisions in effect at that time,

•	you have authorized us to calculate and make periodic distribution of the Annual RMD Amount for the Calendar Year required based on the payment frequency you have chosen,

•	the Annual RMD Amount is based on this Contract only, and

•	only RMD Withdrawals are made from the Contract during the Contract Year.

If the Contract Value is reduced to zero, RMD Withdrawals will cease and any Remaining Protected Balance will be paid under a series of pre-authorized withdrawals in accordance with the terms of the Rider.

Immediately following an RMD Withdrawal, the Remaining Protected Balance will decrease by the RMD Withdrawal amount.

See FEDERAL TAX ISSUES – Qualified Contracts – Required Minimum Distributions.

Income Access Credit

On each Contract Anniversary after the Rider Effective Date or the most recent Reset Date, an Income Access Credit will be added to the Protected Payment Base and Remaining Protected Balance, as of that Contract Anniversary, if:

•	no withdrawals have occurred after the Rider Effective Date or the most recent Reset Date, whichever is later, and

•	that Contract Anniversary is prior to the 6th Contract Anniversary, measured from the Rider Effective Date or the most recent Reset Date, whichever is later.

The Income Access Credit is equal to 6% of the total of:

•	the Remaining Protected Balance on the Rider Effective Date or the most recent Reset Date, whichever is later, and

•	the cumulative Purchase Payments received after the Rider Effective Date or most recent Reset Date, whichever is later,

as of the Contract Anniversary on which the Income Access Credit is added.

Once a withdrawal has occurred, including an RMD Withdrawal, no Income Access Credit will be added to the Protected Payment Base and Remaining Protected Balance on any Contract Anniversary following the withdrawal, unless a Reset occurs.

The Income Access Credit is not added to your Contract Value.

Reset of Protected Payment Base and Remaining Protected Balance

Regardless of which reset option is used, on and after each Reset Date, the provisions of this Rider shall apply in the same manner as they applied when the Rider was originally issued. Eligibility for any Income Access Credit, the limitations and restrictions on Purchase Payments and withdrawals, the deduction of annual Charges and any future reset options available on and after the Reset Date, will again apply and will be measured from that Reset Date. A reset occurs when the Protected Payment Base and Remaining Protected Balance are

changed to an amount equal to the Contract Value as of the Reset Date. Please discuss with your financial advisor your Contract’s maximum Annuity Date when considering reset options.

If you want to participate in Automatic Resets, you must make an affirmative election In Proper Form. Otherwise, you may reset the Protected Payment Base and Remaining Protected Balance as outlined under Owner-Elected Resets (Non-Automatic) below.

Automatic Reset. On each Contract Anniversary while this Rider is in effect and before the Annuity Date, we will automatically reset the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value, if the Protected Payment Base, after any Income Access Credit is applied, is less than the Contract Value on that Contract Anniversary. The annual charge percentage may change as a result of any Automatic Reset (see CHARGES, FEES AND DEDUCTIONS – Optional Rider Charges).

Automatic Reset – Opt-Out Election. Within 60 days after a Contract Anniversary on which an Automatic Reset is effective, you have the option to reinstate the Protected Payment Base, Remaining Protected Balance and any change in the annual charge percentage to their respective amounts immediately before the Automatic Reset. Any future Automatic Resets will continue in effect in accordance with the Automatic Reset paragraph above.

If you elect this option, your opt-out election must be received, In Proper Form, within the same 60 day period after the Contract Anniversary on which the reset is effective.

Automatic Reset – Future Participation. You may elect not to participate in future Automatic Resets at any time. Your election must be received, In Proper Form, while this Rider is in effect and before the Annuity Date. Such election will be effective for future Contract Anniversaries.

If you previously elected not to participate in Automatic Resets, you may re-elect to participate in future Automatic Resets at any time. Your election to resume participation must be received, In Proper Form, while this Rider is in effect and before the Annuity Date. Such election will be effective for future Contract Anniversaries as described in the Automatic Reset paragraph above.

Owner-Elected Resets (Non-Automatic). On any Contract Anniversary beginning with the 1st Contract Anniversary, measured from the Rider Effective Date or the most recent Reset Date, whichever is later, you may elect to reset the Remaining Protected Balance and Protected Payment Base to an amount equal to 100% of the Contract Value. The annual charge percentage may change as a result of this reset.

If you elect this option, your election must be received, In Proper Form, within 60 days after the Contract Anniversary on which the reset is effective. Your election of this option may result in a reduction in the Protected Payment Base, Remaining Protected Balance, Protected Payment Amount and any Income Access Credit that may be applied. Generally, the reduction will occur when your Contract Value is less than the Protected Payment Base as of the Contract Anniversary you elected the reset. You are strongly advised to work with your financial advisor prior to electing an Owner-Elected Reset. We will provide you with written confirmation of your election.

Subsequent Purchase Payments

If we receive additional Purchase Payments after the Rider Effective Date, we will increase the Protected Payment Base and Remaining Protected Balance by the amount of the Purchase Payments. However, for purposes of this Rider, we reserve the right to restrict additional Purchase Payments that result in a total of all Purchase Payments received after the 1st Contract Anniversary, measured from the later of the Rider Effective Date or most recent Reset Date, to exceed $100,000 without our prior approval. This provision only applies if the Contract to which this Rider is attached, permits Purchase Payments after the 1st Contract Anniversary, measured from the Contract Date.

Continuation of Rider if Surviving Spouse Continues Contract

If the Owner dies while this Rider is in effect and if the surviving spouse of the deceased Owner elects to continue the Contract in accordance with its terms, then the provisions of this Rider will continue, unless otherwise terminated.

The surviving spouse may elect to receive any death benefit proceeds instead of continuing the Contract and Rider (see THE CONTRACT – Death Benefit).

Termination

You cannot request a termination of the Rider. Except as otherwise provided below, the Rider will automatically terminate on the earliest of:

•	the day any portion of the Contract Value is no longer allocated according to the Investment Allocation Requirements,

•	the day the Remaining Protected Balance is reduced to zero,

•	the date of the first death of an Owner or the date of death of the sole surviving Annuitant (except as provided under the Continuation of Rider if Surviving Spouse Continues Contract subsection),

•	for Contracts with a Non-Natural Owner, the date of the first death of an Annuitant, including Primary, Joint and Contingent Annuitants,

•	the day the Contract is terminated in accordance with the provisions of the Contract, except as otherwise provided in the paragraph below, or

•	the day you exchange this Rider for another withdrawal benefit Rider,

•	the Annuity Date.

•	the day the Contract Value is reduced to zero as a result of a withdrawal (except an RMD Withdrawal) that exceeds the Protected Payment Amount.

The Rider and the Contract will not terminate on the first death of an Owner or death of the sole surviving Annuitant, or the day the Contract is terminated in accordance with the provisions of the Contract if, at the time of those events, the Contract Value is zero and we are making pre-authorized withdrawals of the Remaining Protected Balance under the provisions of the Rider. If we are making pre-authorized withdrawals, the Contract and the Rider will terminate on the Contract Anniversary immediately following the day the Remaining Protected Balance is zero.

Sample Calculations

The examples provided are based on certain hypothetical assumptions and are for example purposes only. Where Contract Value is reflected, the examples do not assume any specific return percentage. The examples have been provided to assist in understanding the benefits provided by this Rider and to demonstrate how Purchase Payments received and withdrawals made from the Contract prior to the Annuity Date affect the values and benefits under this Rider over an extended period of time. There may be minor differences in the calculations due to rounding. These examples are not intended to serve as projections of future investment returns nor are they a reflection of how your Contract will actually perform.

The examples apply to Lifetime Income Access Plus and Income Access Plus unless otherwise noted below.

Example #1 – Income Access Credit; No Subsequent Purchase Payments; No Withdrawals; No Reset in Remaining Protected Balance.

The values shown below are based on the following assumptions:

•	Initial Purchase Payment = $100,000
•	Rider Effective Date = Contract Date
•	No subsequent Purchase Payments are received.
•	No withdrawals taken.
•	No Reset of the Remaining Protected Balance.

Beginning				Income	Protected	Protected	Remaining
of Contract	Purchase		Contract	Access	Payment	Payment	Protected
Year	Payment	Withdrawal	Value	Credit	Base	Amount	Balance

1	$100,000		$100,000		$100,000	$5,000	$100,000

2			$103,000	$6,000	$106,000	$5,300	$106,000

3			$106,090	$6,000	$112,000	$5,600	$112,000

4			$109,273	$6,000	$118,000	$5,900	$118,000

5			$112,551	$6,000	$124,000	$6,200	$124,000

6			$115,927	$6,000	$130,000	$6,500	$130,000

7			$119,405	$0	$130,000	$6,500	$130,000

8			$122,987	$0	$130,000	$6,500	$130,000

9			$126,677	$0	$130,000	$6,500	$130,000

10			$130,477	$0	$130,000	$6,500	$130,000

11			$134,392	$0	$130,000	$6,500	$130,000

On the Rider Effective Date, the initial values are set as follows:

•	Protected Payment Base = Initial Purchase Payment = $100,000
•	Remaining Protected Balance = Initial Purchase Payment = $100,000
•	Protected Payment Amount = 5% of Protected Payment Base = $5,000

Since no withdrawal occurred prior to the Contract Anniversary at the beginning of Contract Year 6, an Income Access Credit of $6,000 (6% of initial Remaining Protected Balance) is added to the Protected Payment Base and Remaining Protected Balance on each Contract Anniversary up to the Contract Anniversary at the beginning of Contract Year 6. As a result, on the Contract Anniversary at the beginning of Contract Year 6, the Protected Payment Base and Remaining Protected Balance are equal to $130,000 and the Protected Payment Amount is equal to $6,500 (5% of $130,000).

No Income Access Credit will be added to the Protected Payment Base and Remaining Protected Balance on any Contract Anniversary after the Contract Anniversary at the beginning of Contract Year 6, as no reset in the Remaining Protected Balance was assumed.

In addition to the Initial Purchase Payment, the Contract Value is further subject to increases and/or decreases during each Contract Year as a result of additional amounts credited, charges, fees and other deductions, and increases and/or decreases in the investment performance of the Variable Account.

Example #2 – Subsequent Purchase Payment.

The values shown below are based on the following assumptions:

•	Initial Purchase Payment = $100,000
•	Rider Effective Date = Contract Date
•	A subsequent Purchase Payment of $50,000 is received during Contract Year 2.
•	No withdrawals taken.

Beginning				Income	Protected	Protected	Remaining
of Contract	Purchase			Access	Payment	Payment	Protected
Year	Payment	Withdrawal	Contract Value	Credit	Base	Amount	Balance

1	$100,000		$100,000		$100,000	$5,000	$100,000

2			$103,000	$6,000	$106,000	$5,300	$106,000

Activity	$50,000		$154,534		$156,000	$7,800	$156,000

3			$156,834	$9,000	$165,000	$8,250	$165,000

On the Rider Effective Date, the initial values are set as follows:

•	Protected Payment Base = Initial Purchase Payment = $100,000
•	Remaining Protected Balance = Initial Purchase Payment = $100,000
•	Protected Payment Amount = 5% of Protected Payment Base = $5,000

Since no withdrawal occurred prior to the Contract Anniversary at the beginning of Contract Year 2, an Income Access Credit of $6,000 (6% of Initial Remaining Protected Balance) is added to the Protected Payment Base and Remaining Protected Balance on that Contract Anniversary, increasing both to $106,000. As a result, the Protected Payment Amount on that Contract Anniversary is equal to $5,300 (5% of the Protected Payment Base on that Contract Anniversary).

Immediately after the $50,000 subsequent Purchase Payment during Contract Year 2, the Protected Payment Base and Remaining Protected Balance are increased by the Purchase Payment amount to $156,000 ($106,000 + $50,000). The Protected Payment Amount after the Purchase Payment is equal to $7,800 (5% of the Protected Payment Base after the Purchase Payment since there are no withdrawals during that Contract Year).

Since no withdrawal occurred prior to the Contract Anniversary at the beginning of Contract Year 3, an Income Access Credit of $9,000 (6% of Initial Remaining Protected Balance plus 6% of the $50,000 subsequent Purchase Payment) is added to the Protected Payment Base and Remaining Protected Balance on that Contract Anniversary, increasing both to $165,000. As a result, the Protected Payment Amount on that Contract Anniversary is equal to $8,250 (5% of the Protected Payment Base on that Contract Anniversary).

Example #3 – Withdrawal Not Exceeding Protected Payment Amount.

The values shown below are based on the following assumptions:

•	Initial Purchase Payment = $100,000
•	Rider Effective Date = Contract Date
•	No subsequent Purchase Payments are received.
•	A withdrawal of $5,000 is taken during Contract Year 2.

Beginning				Income	Protected	Protected	Remaining
of Contract	Purchase			Access	Payment	Payment	Protected
Year	Payment	Withdrawal	Contract Value	Credit	Base	Amount	Balance

1	$100,000		$100,000		$100,000	$5,000	$100,000

2			$103,000	$6,000	$106,000	$5,300	$106,000

Activity		$5,000	$99,534		$106,000	$300	$101,000

3			$101,016	$0	$106,000	$5,300	$101,000

4			$104,046	$0	$106,000	$5,300	$101,000

On the Rider Effective Date, the initial values are set as follows:

•	Protected Payment Base = Initial Purchase Payment = $100,000
•	Remaining Protected Balance = Initial Purchase Payment = $100,000
•	Protected Payment Amount = 5% of Protected Payment Base = $5,000

Since no withdrawal occurred prior to the Contract Anniversary at the beginning of Contract Year 2, an Income Access Credit of $6,000 (6% of Initial Remaining Protected Balance) is added to the Protected Payment Base and Remaining Protected Balance on that Contract Anniversary, increasing both to $106,000. As a result, the Protected Payment Amount on that Contract Anniversary is equal to $5,300 (5% of the Protected Payment Base on that Contract Anniversary).

Because the $5,000 withdrawal during Contract Year 2 does not exceed the Protected Payment Amount ($5,300):

•	the Protected Payment Base remains unchanged;
•	the Remaining Protected Balance is reduced by the amount of the withdrawal to $101,000 ($106,000 − $5,000); and
•	the Protected Payment Amount is equal to $300 (5% of the Protected Payment Base after the withdrawal (5% of $106,000 = $5,300), less cumulative withdrawals during that Contract Year ($5,000)).

Since a withdrawal occurred during Contract Year 2, no Income Access Credit will be added to the Protected Payment Base and Remaining Protected Balance on any Contract Anniversary following the withdrawal.

Example #4 – Withdrawals Exceeding Protected Payment Amount.

The values shown below are based on the following assumptions:

•	Initial Purchase Payment = $100,000
•	Rider Effective Date = Contract Date
•	A subsequent Purchase Payment of $100,000 is received during Contract Year 1.
•	A withdrawal greater than the Protected Payment Amount is taken during Contract Year 2.
•	Automatic Reset at Beginning of Contract Year 4.

Beginning					Protected	Protected	Remaining
of Contract	Purchase			Annual	Payment	Payment	Protected
Year	Payment	Withdrawal	Contract Value	Credit	Base	Amount	Balance

1	$100,000		$100,000	$0	$100,000	$5,000	$100,000

Activity	$100,000		$200,000		$200,000	$10,000	$200,000

2			$207,000	$12,000	$212,000	$10,600	$212,000

Activity		$15,000	$206,490		$207,590	$0	$197,000

3			$206,490	$0	$207,590	$10,379	$197,000

4	(Prior to Automatic Reset)		$220,944	$0	$207,590	$10,379	$197,000

4	(After Automatic Reset)		$220,944	$0	$220,944	$11,047	$220,944

For an explanation of the values and activities at the start of and during Contract Year 1, refer to Examples #1 and #2.

Because the $15,000 withdrawal during Contract Year 2 exceeds the Protected Payment Amount immediately prior to the withdrawal ($15,000 > $10,600), the Protected Payment Base and Remaining Protected Balance immediately after the withdrawal are reduced.

The Values shown below are based on the following assumptions immediately before the excess withdrawal:

•	Contract Value = $221,490
•	Protected Payment Base = $212,000
•	Remaining Protected Balance = $212,000
•	Protected Payment Amount = $10,600 (5% × Protected Payment Base; 5% × $212,000 = $10,600)
•	No withdrawals were taken prior to the excess withdrawal

A withdrawal of $15,000 was taken, which exceeds the Protected Payment Amount of $10,600 for the Contract Year. The Protected Payment Base and Remaining Protected Balance will be reduced based on the following calculation:

First, determine the excess withdrawal amount. The excess withdrawal amount is the total withdrawal amount less the Protected Payment Amount. Numerically, the excess withdrawal amount is $4,400 (total withdrawal amount − Protected Payment Amount; $15,000 − $10,600 = $4,400).

Second, determine the ratio for the proportionate reduction. The ratio is the excess withdrawal amount determined above divided by (Contract Value − Protected Payment Amount). The Contract Value prior to the withdrawal was $221,490, which equals the $206,490 after the withdrawal plus the $15,000 withdrawal amount. Numerically, the ratio is 2.08% ($4,400 ÷ ($221,490 − $10,600); $4,400 ÷ $210,890 = 0.0208 or 2.08%).

Third, determine the new Protected Payment Base. The Protected Payment Base will be reduced on a proportionate basis. The Protected Payment Base is multiplied by 1 less the ratio determined above. Numerically, the new Protected Payment Base is $207,590 (Protected Payment Base × (1 − ratio); $212,000 × (1 − 2.08%); $212,000 × 97.92% = $207,590).

Fourth, determine the new Remaining Protected Balance. The Remaining Protected Balance is reduced either on a proportionate basis or by the total withdrawal amount, whichever results in the lower Remaining Protected Balance amount.

To determine the proportionate reduction, the Remaining Protected Balance immediately before the withdrawal is reduced by the Protected Payment Amount multiplied by 1 less the ratio determined above. Numerically, after the proportionate reduction, the new Remaining Protected Balance is $197,210 (Remaining Protected Balance immediately before the withdrawal − Protected Payment Amount) × (1 − ratio); ($212,000 − $10,600) × (1 − 2.08%); $201,400 × 97.92% = $197,210).

To determine the total withdrawal amount reduction, the Remaining Protected Balance immediately before the withdrawal is reduced by the total withdrawal amount. Numerically, after the Remaining Protected Balance is reduced by the total withdrawal amount, the new Remaining Protected Balance is $197,000 (Remaining Protected Balance immediately before the withdrawal − total withdrawal amount; $212,000 − $15,000 = $197,000).

Therefore, since $197,000 (total withdrawal amount method) is less than $197,210 (proportionate method) the new Remaining Protected Balance is $197,000.

The Protected Payment Amount immediately after the withdrawal is equal to $0 (5% of the Protected Payment Base after the withdrawal (5% of $207,590 = $10,379), less cumulative withdrawals during that Contract Year ($15,000), but not less than zero).

Because at the Beginning of Contract Year 4, the Protected Payment Base was less than the Contract Value on that Contract Anniversary (see balances at Beginning of Contract Year 4 – Prior to Automatic Reset), an automatic reset occurred which resets the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value (see balances at Beginning of Contract Year 4 – After Automatic Reset).

Since a withdrawal occurred during Contract Year 2, annual credits are not applied to the Protected Payment Base and Remaining Protected Balance on any Contract Anniversary following the withdrawal. Since a reset occurred at the beginning of Contract Year 4, eligibility for the annual credit will again apply.

Example #5 – RMD Withdrawals.

The effect of cumulative RMD Withdrawals during the Contract Year that exceed the Protected Payment Amount established for that Contract Year and its effect on the Protected Payment Base and Remaining Protected Balance. The Annual RMD Amount is based on the entire interest of your Contract as of the previous year-end.

This table assumes quarterly withdrawals of only the Annual RMD Amount during the Contract Year. The calculated Annual RMD amount for the Calendar Year is $7,500 and the Contract Anniversary is May 1 of each year.

			Annual	Protected	Protected	Remaining
Activity	RMD	Non-RMD	RMD	Payment	Payment	Protected
Date	Withdrawal	Withdrawal	Amount	Base	Amount	Balance

05/01/2006 Contract Anniversary				$100,000	$5,000	$100,000

01/01/2007			$7,500

03/15/2007	$1,875			$100,000	$3,125	$98,125

05/01/2007 Contract Anniversary				$100,000	$5,000	$98,125

06/15/2007	$1,875			$100,000	$3,125	$96,250

09/15/2007	$1,875			$100,000	$1,250	$94,375

12/15/2007	$1,875			$100,000	$0	$92,500

01/01/2008			$8,000

03/15/2008	$2,000			$100,000	$0	$90,500

05/01/2008 Contract Anniversary				$100,000	$5,000	$90,500

Since the RMD Amount for 2008 increases to $8,000, the quarterly withdrawals of the RMD Amount increase to $2,000, as shown by the RMD Withdrawal on March 15, 2008. Because all withdrawals during the Contract Year were RMD Withdrawals, there is no adjustment to the Protected Payment Base for exceeding the Protected Payment Amount. The only effect is a reduction in the Remaining Protected Balance equal to the amount of each withdrawal. In addition, the Protected Payment Amount is reduced by the amount of each withdrawal until the Protected Payment Amount is zero.

This chart assumes quarterly withdrawals of the Annual RMD Amount and other non-RMD Withdrawals during the Contract Year. The calculated Annual RMD amount and Contract Anniversary are the same as above.

			Annual	Protected	Protected	Remaining
Activity	RMD	Non-RMD	RMD	Payment	Payment	Protected
Date	Withdrawal	Withdrawal	Amount	Base	Amount	Balance

05/01/2006 Contract Anniversary			$0	$100,000	$5,000	$100,000

01/01/2007			$7,500

03/15/2007	$1,875			$100,000	$3,125	$98,125

04/01/2007		$2,000		$100,000	$1,125	$96,125

05/01/2007 Contract Anniversary				$100,000	$5,000	$96,125

06/15/2007	$1,875			$100,000	$3,125	$94,250

09/15/2007	$1,875			$100,000	$1,250	$92,375

11/15/2007		$4,000		$96,900	$0	$88,300

On 3/15/07 there was an RMD Withdrawal of $1,875 and on 4/1/07 a non-RMD Withdrawal of $2,000. Because the total withdrawals during the Contract Year (5/1/06 through 4/30/07) did not exceed the Protected Payment Amount of $5,000 there was no adjustment to the Protected Payment Base. The only effect is a reduction in the Remaining Protected Balance and the Protected Payment Amount equal to the amount of each withdrawal. On 5/1/07, the Protected Payment Amount was re-calculated (5% of the Protected Payment Base) as of that Contract Anniversary.

On 11/15/07, there was a non-RMD Withdrawal ($4,000) that caused the cumulative withdrawals during the Contract Year ($7,750) to exceed the Protected Payment Amount ($5,000). As the withdrawal exceeded the Protected Payment Amount immediately prior to the withdrawal ($1,250), and assuming the Contract Value was $90,000 immediately prior to the withdrawal, the Protected Payment Base is reduced to $96,900 and the Remaining Protected Balance is reduced to $88,300.

The Values shown below are based on the following assumptions immediately before the excess withdrawal:

•	Contract Value = $90,000

•	Protected Payment Base = $100,000
•	Remaining Protected Balance = $92,375
•	Protected Payment Amount = $1,250

A withdrawal of $4,000 was taken, which exceeds the Protected Payment Amount of $1,250 for the Contract Year. The Protected Payment Base and Remaining Protected Balance will be reduced based on the following calculation:

First, determine the excess withdrawal amount. The excess withdrawal amount is the total withdrawal amount less the Protected Payment Amount. Numerically, the excess withdrawal amount is $2,750 (total withdrawal amount − Protected Payment Amount; $4,000 − $1,250 = $2,750).

Second, determine the ratio for the proportionate reduction. The ratio is the excess withdrawal amount determined above divided by (Contract Value − Protected Payment Amount). Numerically, the ratio is 3.10% ($2,750 ÷ ($90,000 − $1,250); $2,750 ÷ $88,750 = 0.0310 or 3.10%).

Third, determine the new Protected Payment Base. The Protected Payment Base will be reduced on a proportionate basis. The Protected Payment Base is multiplied by 1 less the ratio determined above. Numerically, the new Protected Payment Base is $96,900 (Protected Payment Base × (1 − ratio); $100,000 × (1 − 3.10%); $100,000 × 96.90% = $96,900).

Fourth, determine the new Remaining Protected Balance. The Remaining Protected Balance is reduced either on a proportionate basis or by the total withdrawal amount, whichever results in the lower Remaining Protected Balance amount.

To determine the proportionate reduction, the Remaining Protected Balance is reduced by the Protected Payment Amount multiplied by 1 less the ratio determined above. Numerically, after the proportionate reduction, the Remaining Protected Balance is $88,300 (Remaining Protected Balance − Protected Payment Amount) × (1 − ratio); ($92,375 − $1,250) × (1 − 3.10%); $91,125 × 96.90% = $88,300).

To determine the total withdrawal amount reduction, the Remaining Protected Balance is reduced by the total withdrawal amount. Numerically, after the Remaining Protected Balance is reduced by the total withdrawal amount, the Remaining Protected Balance is $88,375 (Remaining Protected Balance − total withdrawal amount; $92,375 − $4,000 = $88,375).

Therefore, since $88,300 (proportionate method) is less than $88,375 (total withdrawal amount method) the new Remaining Protected Balance is $88,300.

Example 6 applies to the Lifetime Income Access Plus Rider only.

Example #6 – Lifetime Income.

The values shown below are based on the following assumptions:

•	Initial Purchase Payment = $100,000
•	Rider Effective Date = Contract Date
•	No subsequent Purchase Payments are received.
•	Owner is age 65 or older when the first withdrawal was taken.
•	Withdrawals, each equal to 5% of the Protected Payment Base are taken each Contract Year.
•	No Reset in the Remaining Protected Balance is assumed during the life of the Rider.

Contract		End of Year	Annual	Protected	Protected	Remaining
Year	Withdrawal	Contract Value	Credit	Payment Base	Payment Amount	Protected Balance

1	$5,000	$96,489	$0	$100,000	$5,000	$95,000

2	$5,000	$94,384	$0	$100,000	$5,000	$90,000

3	$5,000	$92,215	$0	$100,000	$5,000	$85,000

4	$5,000	$89,982	$0	$100,000	$5,000	$80,000

5	$5,000	$87,681	$0	$100,000	$5,000	$75,000

6	$5,000	$85,311	$0	$100,000	$5,000	$70,000

7	$5,000	$82,871	$0	$100,000	$5,000	$65,000

8	$5,000	$80,357	$0	$100,000	$5,000	$60,000

9	$5,000	$77,768	$0	$100,000	$5,000	$55,000

10	$5,000	$75,101	$0	$100,000	$5,000	$50,000

11	$5,000	$72,354	$0	$100,000	$5,000	$45,000

12	$5,000	$69,524	$0	$100,000	$5,000	$40,000

13	$5,000	$66,610	$0	$100,000	$5,000	$35,000

14	$5,000	$63,608	$0	$100,000	$5,000	$30,000

15	$5,000	$60,517	$0	$100,000	$5,000	$25,000

16	$5,000	$57,332	$0	$100,000	$5,000	$20,000

17	$5,000	$54,052	$0	$100,000	$5,000	$15,000

18	$5,000	$50,674	$0	$100,000	$5,000	$10,000

19	$5,000	$47,194	$0	$100,000	$5,000	$5,000

20	$5,000	$43,610	$0	$100,000	$5,000	$0

21	$5,000	$39,918	$0	$100,000	$5,000	$0

22	$5,000	$36,115	$0	$100,000	$5,000	$0

23	$5,000	$32,199	$0	$100,000	$5,000	$0

24	$5,000	$28,165	$0	$100,000	$5,000	$0

25	$5,000	$24,010	$0	$100,000	$5,000	$0

26	$5,000	$19,730	$0	$100,000	$5,000	$0

27	$5,000	$15,322	$0	$100,000	$5,000	$0

28	$5,000	$10,782	$0	$100,000	$5,000	$0

29	$5,000	$6,105	$0	$100,000	$5,000	$0

30	$5,000	$1,288	$0	$100,000	$5,000	$0

31	$5,000	$0	$0	$100,000	$5,000	$0

32	$5,000	$0	$0	$100,000	$5,000	$0

33	$5,000	$0	$0	$100,000	$5,000	$0

34	$5,000	$0	$0	$100,000	$5,000	$0

On the Rider Effective Date, the initial values are set as follows:

•	Protected Payment Base = Initial Purchase Payment = $100,000
•	Remaining Protected Balance = Initial Purchase Payment = $100,000
•	Protected Payment Amount = 5% of Protected Payment Base = $5,000

Because the amount of each withdrawal does not exceed the Protected Payment Amount immediately prior to the withdrawal ($5,000): (a) the Protected Payment Base remains unchanged; and (b) the Remaining Protected Balance is reduced by the amount of each withdrawal.

Since a withdrawal occurred during Contract Year 1, no annual credit will be applied to the Protected Payment Base and Remaining Protected Balance on any Contract Anniversary following the withdrawal.

Since it was assumed that the Owner was age 65 or older when the first withdrawal was taken, withdrawals of 5% of the Protected Payment Base will continue to be paid each year (even after the Contract Value and Remaining Protected Balance have been reduced to zero) until the day of the first death of an Owner or the date of death of the sole surviving Annuitant (death of any Annuitant for Non-Natural Owners), whichever occurs first.

Guaranteed Protection Advantage 5 (GPA 5)

How the Rider Works

The Rider will remain in effect, unless otherwise terminated, for a 10-year period (the “Term”) beginning on the Effective Date of the Rider.

On the last day of the Term, we will add an additional amount to your Contract Value if, on that day, the Contract Value is less than a specified amount (the “Guaranteed Protection Amount”). The additional amount will be equal to the difference between the Contract Value on the last day of the Term and the Guaranteed Protection Amount. The additional amount added to the Contract Value will be considered earnings and allocated to your Investment Options according to your most recent allocation instructions.

The Guaranteed Protection Amount is equal to (a) plus (b) minus (c) as indicated below:

(a)	is the Contract Value at the start of the Term,

(b)	is the amount of each subsequent Purchase Payment received during the first year of the Term, and

(c)	is a pro rata adjustment for withdrawals made from the Contract during the Term. The adjustment for each withdrawal is calculated by multiplying the Guaranteed Protection Amount prior to the withdrawal by the ratio of the amount of the withdrawal, including any applicable withdrawal charges, premium taxes, and/or other taxes, to the Contract Value immediately prior to the withdrawal.

For purposes of determining the Contract Value at the start of the Term, if the Effective Date of the Rider is the Contract Date, the Contract Value is equal to the initial Purchase Payment. If the Effective Date of the Rider is a Contract Anniversary, the Contract Value is equal to the Contract Value on that Contract Anniversary. Any subsequent Purchase Payments received after the first year of the Term are not included in the Guaranteed Protection Amount. However, the Rider charge will be based on the Contract Value which may include any subsequent Purchase Payments that are not included in the Guaranteed Protection Amount.

If, on the last day of the Term, the Contract is annuitized, the first death of an Owner or the death of the last surviving Annuitant occurs (death of any Annuitant for Non-Natural Owners), or a full withdrawal is made, the Contract Value will reflect any additional amount owed under the Rider before the payment of any annuity or death benefits, or full withdrawal. No additional amount will be made if the Contract Value on the last day of the Term is greater than or equal to the Guaranteed Protection Amount.

Optional Step-Up in the Guaranteed Protection Amount

On any Contract Anniversary beginning with the 5th anniversary of the Effective Date of this Rider and before the Annuity Date, you may elect to increase (“Step-Up”) your Guaranteed Protection Amount.

If you elect the optional Step-Up, the following conditions will apply:

•	your election of a Step-Up must be received, In Proper Form, within 60 days after the Contract Anniversary on which the Step-Up is effective,

•	the Guaranteed Protection Amount will be equal to your Contract Value as of the Effective Date of the Step-Up (“Step-Up Date”),

•	a new 10-year Term will begin as of the Step-Up Date, and

•	you may not elect another Step-Up until on or after the 5th anniversary of the latest Step-Up Date.

We will not permit a Step-Up if the new 10-year Term will extend beyond the Annuity Date.

The Guaranteed Protection Charge (“GPA 5 Charge”) may change if you elect a Step-Up, but it will never be more than the GPA 5 Charge being charged under the then current terms and conditions of the Rider. If you do not elect any Step-Up of the Guaranteed Protection Amount during the lifetime of the Rider, your GPA 5 Charge will remain the same as it was on the Effective Date of the Rider.

Continuation of Rider if Surviving Spouse Continues Contract

If the Owner dies during the Term and the surviving spouse of the deceased Owner elects to continue the Contract in accordance with its terms, then the provisions of the Rider will continue until the end of the Term.

Termination

The Rider will automatically terminate at the end of the Term, or, if earlier on:

•	the Contract Anniversary immediately following the date any portion of the Contract Value is no longer allocated according to the Investment Allocation Requirements,

•	the Contract Anniversary immediately following the date we receive notification from the Owner to terminate the Rider,

•	the date a full withdrawal of the amount available for withdrawal is made under the Contract,

•	the date of the first death of an Owner or the date of death of the last surviving Annuitant (except as provided under the Continuation of Rider if Surviving Spouse Continues Contract subsection),

•	for Contracts with a Non-Natural Owner, the date of the first death of an Annuitant, including Primary, Joint and Contingent Annuitants,

•	the date the Contract is terminated according to the provisions of the Contract, or

•	the Annuity Date.

If your request to terminate the Rider is received at our Service Center within 60 days after a Contract Anniversary, the Rider will terminate on that Contract Anniversary. If your request to terminate the Rider is received at our Service Center more than 60 days after a Contract Anniversary, the Rider will terminate the day we receive the request.

Sample Calculations

The examples provided are based on certain hypothetical assumptions and are for example purposes only. Where Contract Value is reflected, the examples do not assume any specific return percentage. They have been provided to assist in understanding the benefits provided by this Rider and to demonstrate how Purchase Payments and withdrawals made from the Contract Prior to the end of a 10-Year Term effect the values and benefits under this Rider. There may be minor differences in the calculations due to rounding. These examples are not intended to serve as projections of future investment returns nor are they a reflection of how your Contract will actually perform.

The values shown below are based on the following assumptions:

•	Initial Purchase Payment = $100,000
•	Rider Effective Date = Contract Date
•	A subsequent Purchase Payment of $20,000 is received in Contract Year 1 and $10,000 is received in Contract Year 4.
•	A withdrawal of $10,000 is taken during Contract Year 7.

Beginning	Purchase			Guaranteed	Amount
of Contract	Payments	Withdrawal	Contract	Protection	added to the
Year	Received	Amount	Value	Amount	Contract Value

1	$100,000		$100,000	$100,000

Activity	$20,000		$118,119	$120,000

2			$117,374	$120,000

3			$114,439	$120,000

4			$111,578	$120,000

Activity	$10,000		$119,480	$120,000

5			$118,726	$120,000

6			$124,662	$120,000

Step-Up (New 10- Year Term Begins)			$124,662	$124,662

7			$121,546	$124,662

Activity		$10,000	$109,259	$114,209

8			$108,570	$114,209

9			$105,856	$114,209

10			$103,209	$114,209

11			$100,629	$114,209

12			$98,114	$114,209

13			$95,661	$114,209

14			$93,269	$114,209

15			$90,937	$114,209

Values at End of 15th Year			$88,664 $114,209	$114,209 $0	$25,545

The Guaranteed Protection Amount is equal to (a) + (b) − (c) as indicated below:

(a)	is the Contract Value at the start of the Term,
(b)	is the amount of each subsequent Purchase Payment received during the first year of the Term, and
(c)	is a pro rata adjustment for withdrawals made from the Contract during the Term. The adjustment for each withdrawal is calculated by multiplying the Guaranteed Protection Amount prior to the withdrawal by the ratio of the amount of the withdrawal, including any applicable withdrawal charges, premium taxes, and/or other taxes, to the Contract Value immediately prior to the withdrawal.

On the Rider Effective Date, the initial values are set as follows:

•	Guaranteed Protected Amount = Initial Purchase Payment = $100,000 ($100,000 + 0 − 0 = $100,000)

During Contract Year 1, an additional Purchase Payment of $20,000 was made. Since this Purchase Payment was made during the first Contract Year, the Guaranteed Protection Amount will be increased by $20,000 to $120,000. ($100,000 + $20,000 − 0 = $120,000)

During Contract Year 4, an additional Purchase Payment of $10,000 was made. However, this Purchase Payment will not increase the Guaranteed Protection Amount because it was not made during the first Contract Year (or first year of the 10-Year Term).

On the 6th Contract Anniversary, an optional Step-Up was elected. The Step-Up will reset the Guaranteed Protection Amount equal to the Contract Value ($124,662) as of that Contract Anniversary.

During Contract Year 7, a withdrawal of $10,000 was made. This withdrawal will reduce the Guaranteed Protection Amount on a pro rata basis and will result in a new Guaranteed Protection Amount. The pro rata adjustment is $10,453 and was determined by calculating the ratio of the withdrawal to the Contract Value immediately before the withdrawal ($10,000 / $119,259 = 0.08385) multiplied by the Guaranteed Protection Amount prior to the withdrawal ($124,662 * 0.08385 = $10,453). The new Guaranteed Protection Amount (a) + (b) − (c) = $114,209 ($124,662 + 0 − $10,453 = 114,209).

At the end of Contract Year 15 (end of the 10-Year Term) the Contract Value ($88,664) is less than the Guaranteed Protection Amount ($114,209). Therefore, $25,545 ($114,209 − $88,664 = $25,545) is added to the Contract Value and the Rider terminates.

Guaranteed Income Advantage Plus (GIA Plus)

(This Rider is called the Guaranteed Income Annuity (GIA) Rider in the Contract’s Rider.)

How the Rider Works

You may, prior to the Annuity Date, choose any of the Annuity Options described in your Contract, or you may choose the GIA Plus Annuity Option provided this Rider has been in effect for at least 10 years from its Effective Date. If you choose the GIA Plus Annuity Option, you must choose fixed annuity payments and the entire amount available for annuitization at the time you convert to the GIA Plus Annuity Option must be annuitized. The guaranteed income purchased per $1,000 of the net amount applied to the annuity payments will be based on an effective annual interest rate of 2.0% and the 1996 US Annuity 2000 Mortality Table with the age set back 8 years.

Annuity Payments – The annuity payments that may be elected under the GIA Plus Annuity Option are:

•	Life Only,

•	Life with 10 years or more Period Certain,

•	Joint and Survivor Life, or

•	20 years or more Period Certain.

The Rider contains annuity tables for each GIA Plus Annuity Option available.

On the Annuity Date, the Net Amount applied to the annuity payments under the GIA Plus Annuity Option will be equal to the greater of the Guaranteed Income Base on that day or the GIA Plus Step-Up Value on that day, less the following:

•	applicable withdrawal charges resulting from the conversion to the GIA Plus Annuity Option,

•	applicable annual charges for expenses related to other optional benefit riders attached to the Contract that are in effect as of the Annuity Date, and

•	charges for premium taxes and/or other taxes. See CHARGES, FEES AND DEDUCTIONS – Premium Tax and Other Taxes.

If you elect the GIA Plus Annuity Option, the waiver of withdrawal charges as described in the Contract will not apply. See CHARGES, FEES AND DEDUCTIONS – Contingent Deferred Sales Charge.

For information regarding taxation of annuity payments, see FEDERAL TAX ISSUES.

Initial Values – The Guaranteed Income Base, GIA Plus Withdrawal Base, GIA Plus Withdrawal Amount and GIA Plus Step-Up Value are values used in determining the Net Amount applied on the Annuity Date to provide payments under the GIA Plus Annuity Option.

The initial values are determined on the Rider Effective Date as follows:

•	if this Rider is effective on the Contract Date, the Guaranteed Income Base is equal to the initial Purchase Payment.

•	if this Rider is effective on a Contract Anniversary, the Guaranteed Income Base is equal to the Contract Value on that day.

•	if this Rider is effective on the Contract Date, the GIA Plus Withdrawal Base is equal to the total Purchase Payments received in the first 60 days since the Rider Effective Date.

•	if this Rider is effective on a Contract Anniversary, the GIA Plus Withdrawal Base is equal to the Contract Value on that day plus any Purchase Payments received in the first 60 days since the Rider Effective Date.

•	the GIA Plus Withdrawal Amount for the Contract Year beginning on the Rider Effective Date is equal to 5% of the GIA Plus Withdrawal Base.

•	the GIA Plus Step-Up Value is equal to the Contract Value on the Rider Effective Date.

The GIA Plus Withdrawal Base and GIA Plus Withdrawal Amount after the Rider Effective Date are recalculated only on each subsequent Contract Anniversary.

Limitation on Subsequent Purchase Payments – For purposes of this Rider, we reserve the right to restrict additional Purchase Payments that result in a total of all Purchase Payments received on or after the 1st Contract Anniversary from the Effective Date of the Rider to exceed $100,000 without our prior approval. This provision only applies if the Contract to which this Rider is attached, permits Purchase Payments after the 1st Contract Anniversary, measured from the Contract Date.

Subsequent Values – The Guaranteed Income Base, GIA Plus Withdrawal Base, GIA Plus Withdrawal Amount and GIA Plus Step-Up Value after the Rider Effective Date are determined as follows:

Guaranteed Income Base – On any day after the Rider Effective Date, the Guaranteed Income Base is equal to:

•	the Guaranteed Income Base on the prior day, multiplied by a daily factor of 1.000133680 which is equivalent to increasing the Guaranteed Income Base at an annual growth rate of 5%, plus

•	Purchase Payments received by us on that day, less

•	adjustments for withdrawals made on that day.

The adjustment for each withdrawal is calculated by multiplying the Guaranteed Income Base immediately prior to the withdrawal by the percentage decrease in Contract Value as a result of the withdrawal.

However, on each Contract Anniversary after the Rider Effective Date, if there is at least one withdrawal during the prior Contract Year and the cumulative withdrawals for that Contract Year do not exceed the sum of:

•	the GIA Plus Withdrawal Amount for that Contract Year, and

•	any remaining dollar amount of the prior Contract Year’s GIA Plus Withdrawal Amount,

the Guaranteed Income Base as of that Contract Anniversary will be reset to equal:

•	the Guaranteed Income Base on the Rider Effective Date or prior Contract Anniversary, whichever is later, increased at an annual growth rate of 5%, plus

•	the amount of any subsequent Purchase Payments received by us during the prior Contract Year, each increased at an annual growth rate of 5% from the effective date of that Purchase Payment, less

•	the amount of cumulative withdrawals during the prior Contract Year.

The 5% annual growth rate will stop accruing as of the earlier of:

•	the Contract Anniversary prior to the youngest Annuitant’s 81st birthday, or

•	the day this Rider terminates.

GIA Plus Withdrawal Base – On each Contract Anniversary after the Rider Effective Date, the GIA Plus Withdrawal Base is equal to:

•	the GIA Plus Withdrawal Base determined on the Rider Effective Date, plus

•	the amount of any subsequent Purchase Payments received by us after the Rider Effective Date, up through the day immediately prior to that Contract Anniversary.

GIA Plus Withdrawal Amount – On each Contract Anniversary after the Rider Effective Date, the GIA Plus Withdrawal Amount for the Contract Year beginning on that Contract Anniversary is equal to 5% of the GIA Plus Withdrawal Base as of that Contract Anniversary.

GIA Plus Step-Up Value – On any day after the Rider Effective Date, the GIA Plus Step-Up Value is equal to:

•	the GIA Plus Step-Up Value as of the prior day, plus

•	Purchase Payments received by us on that day, less

•	adjustment for withdrawals made on that day.

The adjustment for each withdrawal is calculated by multiplying the GIA Plus Step-Up Value immediately prior to the withdrawal by the percentage decrease in Contract Value as a result of that withdrawal.

On any Contract Anniversary after the Rider Effective Date and prior to the youngest Annuitant’s 81st birthday, the GIA Plus Step-Up Value is set equal to the greater of:

•	the Contract Value as of that Contract Anniversary, or

•	the GIA Plus Step-Up Value immediately prior to that Contract Anniversary.

The GIA Plus Step-Up Value will then be adjusted for any Purchase Payments or withdrawals on that Contract Anniversary in accordance with the first paragraph of this subsection.

The GIA Plus Step-Up Value on each Contract Anniversary on and after the youngest Annuitant’s 81st birthday is equal to the GIA Plus Step-Up Value immediately prior to the Contract Anniversary preceding that 81st birthday, adjusted for any Purchase Payments and withdrawals since that anniversary.

Partial Conversion of Net Contract Value for Annuity Payments – If a portion of the Net Contract Value (Contract Value less Contract Debt) is converted to provide payments under an Annuity Option described in the Contract at any time before you annuitize under the GIA Plus Annuity Option, the amount converted will be considered a “withdrawal” for purposes of determining withdrawal adjustments to the Guaranteed Income Base and GIA Plus Step-Up Value. A withdrawal charge may also apply.

Continuation of Rider if Surviving Spouse Continues Contract

If the Owner dies while this Rider is in effect and if the surviving spouse of the deceased Owner elects to continue the Contract in accordance with its terms, then the provisions of this Rider will continue, unless otherwise terminated. If a death benefit becomes payable after the Contract Anniversary prior to the youngest Annuitant’s 81st birthday and the surviving spouse elects to continue the Contract and the Rider, the 5% annual growth rate to the Guaranteed Income Base would be applied retroactively for any period of time that the 5% annual growth rate was not applied and until the earlier of the Contract Anniversary prior to the surviving spouse’s 81st birthday or the day this Rider terminates.

Termination

Except as otherwise provided below, the Rider will remain in effect until the earlier of:

•	the day any portion of the Contract Value is no longer allocated according to the Investment Allocation Requirements,

•	the day we receive notification from you to terminate the Rider,

•	the date of the first death of an Owner or the date of death of the sole surviving Annuitant (except as provided under the Continuation of Rider if Surviving Spouse Continues Contract subsection),

•	for Contracts with a Non-Natural Owner, the date of the first death of an Annuitant, including Primary, Joint and Contingent Annuitants,

•	the date the Contract is terminated in accordance with the terms of the Contract, or

•	the Annuity Date.

Upon your request, the Rider may be terminated at any time. If your request to terminate the Rider is received at our Service Center within 60 days after a Contract Anniversary, the Rider will terminate on that Contract Anniversary. If your request to terminate the Rider is received at our Service Center more than 60 days after a Contract Anniversary, the Rider will terminate the day we receive the request.

Sample Calculations

The examples provided are based on certain hypothetical assumptions and are for example purposes only. Where Contract Value is reflected, the examples do not assume any specific return percentage. They have been provided to assist in understanding the benefits provided by the Guaranteed Income Advantage Plus (“GIA Plus”) Rider, and to demonstrate how Purchase Payments received and withdrawals made from the Contract prior to the Annuity Date affect the values and benefits under this Rider over an extended period of time. There may be minor differences in the calculations due to rounding. These examples are not intended to serve as projections of future investment returns nor are they a reflection of how your Contract will actually perform.

Example #1 – The initial values on the Rider Effective Date based on an Initial Purchase Payment of $100,000. The Initial Purchase Payment is assumed to be the Contract Value if the Rider Effective Date is on a Contract Anniversary.

Remaining
							GIA Plus	Dollar
Beginning	Purchase			Guaranteed	GIA Plus	GIA Plus	Withdrawal	Amount of
of Contract	Payments	Withdrawal	Contract	Income	Step-Up	Withdrawal	Amt. (GWA)	Prior Year’s
Year	Received	Amount	Value	Base (GIB)	Value	Base (GWB)	(5% of GWB)	GWA

1	$100,000		$100,000	$100,000	$100,000	$100,000	$5,000	N/A

Example #2 – Subsequent Purchase Payment received during the first Contract Year and its effect on the values and balances under this Rider. This example assumes that no withdrawals have been made.

								Remaining
							GIA Plus	Dollar
Beginning	Purchase			Guaranteed	GIA Plus	GIA Plus	Withdrawal	Amount of
of Contract	Payments	Withdrawal	Contract	Income	Step-Up	Withdrawal	Amt. (GWA)	Prior Year’s
Year	Received	Amount	Value	Base (GIB)	Value	Base (GWB)	(5% of GWB)	GWA

1	$100,000		$100,000	$100,000	$100,000	$100,000	$5,000	N/A

Activity	$100,000		$200,742	$201,237	$200,000

2			$205,242	$208,717	$205,242	$200,000	$10,000	$5,000

In addition to Purchase Payments, the Contract Value is further subject to increases and/or decreases during a Contract Year as a result of additional amounts credited, charges, fees and other deductions, and increases and/or decreases in the investment performance of the Variable Account.

The Guaranteed Income Base prior to receipt of the Purchase Payment is assumed to have accumulated to $101,237. This amount is derived by multiplying each day’s Guaranteed Income Base by the daily factor of 1.000133680. As a result of the subsequent Purchase Payment, the Guaranteed Income Base is increased to $201,237 ($101,237 + $100,000). The Guaranteed Income Base will assume to accumulate to $208,717 at the next Contract Anniversary, by multiplying each day’s Guaranteed Income Base immediately after receipt of the subsequent Purchase Payment by the daily factor of 1.000133680.

The GIA Plus Step-Up Value prior to receipt of the Purchase Payment is $100,000. As a result of the subsequent Purchase Payment, the GIA Plus Step-Up Value is increased to $200,000 ($100,000 + $100,000). On the Contract Anniversary at the beginning of Contract Year 2, the Contract Value ($205,242) is greater than the GIA Plus Step-Up Value immediately prior to that Contract Anniversary ($200,000). As a result, the GIA Plus Step-Up Value as of that Contract Anniversary is equal to the Contract Value on that Contract Anniversary ($205,242).

The GIA Plus Withdrawal Base on the Contract Anniversary at the beginning of Contract Year 2 is equal to the GIA Plus Withdrawal Base on the Rider Effective Date ($100,000) plus cumulative Purchase Payments received after the Rider Effective Date ($100,000). As a result of the subsequent Purchase Payment, the GIA Plus Withdrawal Base on the Contract Anniversary at the beginning of Contract Year 2 is equal to $200,000 ($100,000 + $100,000).

The GIA Plus Withdrawal Amount for Contract Year 2 is determined on the Contract Anniversary at the beginning of Contract Year 2, and is equal to 5% of the GIA Plus Withdrawal Base on that Contract Anniversary (5% of $200,000). As a result of the subsequent Purchase Payment, the GIA Plus Withdrawal Amount for Contract Year 2 is equal to $10,000.

Since no withdrawals were made during Contract Year 1, the GIA Plus Withdrawal Amount for Contract Year 1 ($5,000) becomes the remaining dollar amount of the prior Contract Year’s GIA Plus Withdrawal Amount for Contract Year 2.

Example #3 – Cumulative withdrawals during Contract Year 2 exceeding the sum of: (a) the GIA Plus Withdrawal Amount for Contract Year 2; and (b) the remaining dollar amount of the prior Contract Year’s GIA Plus Withdrawal Amount for Contract Year 2. The withdrawal is assumed to result in a 10% reduction in the Contract Value.

								Remaining
							GIA Plus	Dollar
Beginning	Purchase			Guaranteed	GIA Plus	GIA Plus	Withdrawal	Amount of
of Contract	Payments	Withdrawal	Contract	Income	Step-Up	Withdrawal	Amt. (GWA)	Prior Year’s
Year	Received	Amount	Value	Base (GIB)	Value	Base (GWB)	(5% of GWB)	GWA

1	$100,000		$100,000	$100,000	$100,000	$100,000	$5,000	N/A

Activity	$100,000		$200,742	$201,237	$200,000

2			$205,242	$208,717	$205,242	$200,000	$10,000	$5,000

Activity		$20,830	$187,468	$192,471	$184,717		-$15,830 = $0	-$5,000 = $0

3			$190,259	$197,237	$190,259	$200,000	$10,000	$0

Since the $20,830 withdrawal exceeded the sum of: (a) the GIA Plus Withdrawal Amount for Contract Year 2; and (b) the remaining dollar amount of the prior Contract’s Year’s GIA Plus Withdrawal Amount for Contract Year 2, the remaining dollar amount of the prior Contract Year’s GIA Plus Withdrawal Amount for Contract Year 3 is zero. Withdrawals are first applied to the remaining dollar amount of the prior Contract Year’s GIA Plus Withdrawal Amount, if any, until exhausted, then to the GIA Plus Withdrawal Amount for the current Contract Year, until exhausted.

The GIA Plus Withdrawal Amount for Contract Year 3 is determined on the Contract Anniversary at the beginning of Contract Year 3, and is equal to 5% of the GIA Plus Withdrawal Base on that Contract Anniversary (5% of $200,000). As a result, the GIA Plus Withdrawal Amount for Contract Year 3 is equal to $10,000. The GIA Plus Withdrawal Amount for any Contract Year will not be less than zero.

Immediately after the withdrawal, the Guaranteed Income Base and the GIA Plus Step-Up Value are reduced by the percentage decrease (10%) in Contract Value as a result of the withdrawal.

Since no subsequent Purchase Payments were received during Contract Year 2, the GIA Plus Withdrawal Base at the beginning of Contract Year 3 remains unchanged.

Example #4 – Cumulative withdrawals during Contract Year 3 not exceeding the sum of: (a) the GIA Plus Withdrawal Amount for Contract Year 3; and (b) the remaining dollar value of the prior Contract Year’s GIA Plus Withdrawal Amount for Contract Year 3.

								Remaining
							GIA Plus	Dollar
Beginning	Purchase			Guaranteed	GIA Plus	GIA Plus	Withdrawal	Amount of
of Contract	Payments	Withdrawal	Contract	Income	Step-Up	Withdrawal	Amt. (GWA)	Prior Year’s
Year	Received	Amount	Value	Base (GIB)	Value	Base (GWB)	(5% of GWB)	GWA

1	$100,000		$100,000	$100,000	$100,000	$100,000	$5,000	N/A

Activity	$100,000		$200,742	$201,237	$200,000

2			$205,242	$208,717	$205,242	$200,000	$10,000	$5,000

Activity		$20,830	$187,468	$192,471	$184,717		-$15,830 = $0	-$5,000 = $0

3			$190,259	$197,237	$190,259	$200,000	$10,000	$0

Activity		$8,000	$185,092	$193,743	$182,376		-$8,000 = $2,000	-$0 = $0

4			$187,848	$199,099	$187,848	$200,000	$10,000	$2,000

Because cumulative withdrawals for Contract Year 3 did not exceed the sum of: (a) the GIA Plus Withdrawal Amount for Contract Year 3; and (b) the remaining dollar amount of the prior Contract Year’s GIA Plus Withdrawal Amount for Contract Year 3, the Guaranteed Income Base on the Contract Anniversary at the beginning of Contract Year 4 is calculated as follows:

Guaranteed Income Base on the Contract Anniversary at the beginning of Contract Year 3:
$197,237

Increased at an annual rate of 5% to the Contract Anniversary at the beginning of Contract Year 4:
+ $9,862

Reduced by the amount equal to the amount withdrawn in Contract Year 3:
− $8,000

Guaranteed Income Base on the Contract Anniversary at the beginning of Contract Year 4:
$199,099

Since no subsequent Purchase Payments were received during Contract Year 3, the GIA Plus Withdrawal Base at the beginning of Contract Year 4 remains unchanged.

The GIA Plus Withdrawal Amount for Contract Year 4 is determined on the Contract Anniversary at the beginning of Contract Year 4, and is equal to 5% of the GIA Plus Withdrawal Base on that Contract Anniversary (5% of $200,000). As a result, the GIA Plus Withdrawal Amount for Contract Year 4 is equal to $10,000.

Because cumulative withdrawals for Contract Year 3 did not exceed the sum of: (a) the GIA Plus Withdrawal Amount for Contract Year 3; and (b) the remaining dollar value of the prior Contract Year’s GIA Plus Withdrawal Amount for Contract Year 3; the dollar amount of the GIA Plus Withdrawal Amount for Contact Year 3 remaining ($2,000) becomes the remaining dollar amount of the prior Contract Year’s GIA Plus Withdrawal Amount for Contract Year 4.

Example #5 – Rider values on each Contract Anniversary based on an Initial Purchase Payment of $100,000 paid on the Contract Date. The values further assume that no subsequent Purchase Payments are received and no withdrawals are taken during the first 10 Contract Years after the Rider Effective Date. The Initial Purchase Payment is assumed to be the Contract Value if the Rider is effective on a Contract Anniversary.

					GIA Plus
Beginning			GIA Plus	GIA Plus	Withdrawal	Remaining Dollar
of Contract		Guaranteed	Step-Up	Withdrawal	Amt. (GWA)	Amount of
Year	Contract Value	Income Base (GIB)	Value	Base (GWB)	(5% of GWB)	Prior Year’s GWA

1	$100,000	$100,000	$100,000	$100,000	$5,000	N/A

2	$103,000	$105,000	$103,000	$100,000	$5,000	$5,000

3	$106,090	$110,250	$106,090	$100,000	$5,000	$5,000

4	$109,273	$115,763	$109,273	$100,000	$5,000	$5,000

5	$112,551	$121,551	$112,551	$100,000	$5,000	$5,000

6	$115,927	$127,628	$115,927	$100,000	$5,000	$5,000

7	$112,450	$134,010	$115,927	$100,000	$5,000	$5,000

8	$109,076	$140,710	$115,927	$100,000	$5,000	$5,000

9	$105,804	$147,746	$115,927	$100,000	$5,000	$5,000

10	$102,630	$155,133	$115,927	$100,000	$5,000	$5,000

11	$99,551	$162,889	$115,927	$100,000	$5,000	$5,000

Example #6 – Rider values on each Contract Anniversary based on an Initial Purchase Payment of $100,000 paid on the Contract Date. The values further assume that no subsequent Purchase Payments are received and withdrawals of $5,000 are taken each Contract Year for the first 10 Contract Years after the Rider Effective Date. The Initial Purchase Payment is assumed to be the Contract Value if the Rider is effective on a Contract Anniversary.

					GIA Plus
Beginning			GIA Plus	GIA Plus	Withdrawal	Remaining Dollar
of Contract		Guaranteed	Step-Up	Withdrawal	Amt. (GWA)	Amount of
Year	Contract Value	Income Base (GIB)	Value	Base (GWB)	(5% of GWB)	Prior Year’s GWA

1	$100,000	$100,000	$100,000	$100,000	$5,000	N/A

2	$97,926	$100,000	$97,926	$100,000	$5,000	$0

3	$95,789	$100,000	$95,789	$100,000	$5,000	$0

4	$93,588	$100,000	$93,588	$100,000	$5,000	$0

5	$91,321	$100,000	$91,321	$100,000	$5,000	$0

6	$88,986	$100,000	$88,986	$100,000	$5,000	$0

7	$81,392	$100,000	$83,910	$100,000	$5,000	$0

8	$74,026	$100,000	$78,676	$100,000	$5,000	$0

9	$66,881	$100,000	$73,280	$100,000	$5,000	$0

10	$59,950	$100,000	$67,718	$100,000	$5,000	$0

11	$53,227	$100,000	$61,983	$100,000	$5,000	$0

Should the Contract annuitize immediately after the Rider has been in effect for at least 10 years and the GIA Plus Annuity Option has been elected to provide such payments, the net amount applied on the Annuity Date as a single premium to provide the payments is equal to the greater of:

(a)	the Guaranteed Income Base; or
(b)	the GIA Plus Step-Up Value; less any:
(c)	applicable withdrawal charges resulting from the conversion to the GIA Plus Annuity Option;
(d)	applicable annual charges for expenses related to other optional benefit riders attached to the Contract that are in effect as of the Annuity Date; and
(e)	charges for premium taxes and/or other taxes.

Under Example #5, the net amount applied on the Annuity Date (the Contract Anniversary at the beginning of Contract Year 11) is equal to the Guaranteed Income Base ($162,889), as it is greater than the GIA Plus Step-Up Value ($115,927) as of the Annuity Date, less the amounts in (c), (d) and (e) above, if any.

Under Example #6, the net amount applied on the Annuity Date (the Contract Anniversary at the beginning of Contract Year 11) is equal to the Guaranteed Income Base ($100,000), as it is greater than the GIA Plus Step-Up Value ($61,983) as of the Annuity Date, less the amounts in (c), (d) and (e) above, if any.

Guaranteed Income Advantage 5 (GIA 5)

How the Rider Works

If you purchased this Rider, you may choose any of the Annuity Options described in your Contract, or you may choose the GIA 5 Annuity Option provided this Rider has been in effect for at least 10 years from the later of its Effective Date or the most recent Step-Up Date. You must choose fixed annuity payments under this GIA 5 Annuity Option. The guaranteed income purchased per $1,000 of the net amount applied to the annuity payments will be based on an annual interest rate of 2.5% and the 1983a Annuity Mortality Table with the age set back 10 years. The net amount applied to the annuity payments under the GIA 5 Annuity Option will be based on the Net Guaranteed Income Base, which is described below.

Net Guaranteed Income Base – The amount applied on the Annuity Date as a single premium to provide annuity payments under the GIA 5 Annuity Option. The Net Guaranteed Income Base is equal to:

•	the Guaranteed Income Base as of the Annuity Date, less

•	any applicable withdrawal charge resulting from the conversion to the GIA 5 Annuity Option, less

•	any Contract Debt, and less

•	any charge for premium taxes and/or other taxes.

Guaranteed Income Base – If you purchased the Rider on the Contract Date, the Guaranteed Income Base is initially set on the Effective Date of the Rider. If the Rider is effective on the Contract Date, the Guaranteed Income Base is equal to the Initial Purchase Payment. If the Rider is effective on a Contract Anniversary, the Guaranteed Income Base is equal to the Contract Value on that Contract Anniversary. The Guaranteed Income Base on any Business Day after the Effective Date is the Guaranteed Income Base on the prior Business Day, increased by any additions on that day as a result of any:

•	Purchase Payments received by us, plus

•	increases at an annual growth rate of 5%, plus

•	additional amounts as a result of a Step-Up in the Guaranteed Income Base and decreased by any deductions on that day as a result of any:

•	adjustments for withdrawals.

The adjustment for each withdrawal is calculated by multiplying the Guaranteed Income Base prior to the withdrawal by the ratio of the amount of the withdrawal, including any applicable withdrawal charge, to the Contract Value immediately prior to the withdrawal.

Any portion of the Net Contract Value converted to provide payments under an Annuity Option, as described in the Contract, will be considered a “withdrawal” for purposes of determining any adjustment to the Guaranteed Income Base.

The 5% annual growth rate will take into account the timing of when each Purchase Payment and withdrawal occurred. This is accomplished by applying a daily factor of 1.000133681 to each day’s Guaranteed Income Base balance. The 5% annual growth rate will stop accruing as of the earlier of:

•	the Contract Anniversary following the day the youngest Annuitant reaches his or her 80th birthday, or

•	the day the Rider terminates.

Election of Step-Up – On any Contract Anniversary beginning with the 5th anniversary of the Effective Date of this Rider and before the Annuity Date, you may elect to increase the Guaranteed Income Base to an amount equal to 100% of the Contract Value as of the Step-Up Date. A Step-Up will begin a new 10-year period before you may elect to have any annuity payments made under the GIA 5 Annuity Option.

The Guaranteed Income Advantage Charge (“GIA 5 Charge”) may change if you elect a Step-Up in the Guaranteed Income Base. However, the GIA 5 Charge will never exceed the GIA 5 Charge then being offered for this same benefit under newly issued riders and will not be more than a maximum charge of 0.75%. If the Guaranteed Income Base is never stepped-up, the GIA 5 Charge established on the Effective Date of this Rider is guaranteed not to change.

Your Step-Up election must be received, In Proper Form, within 60 days after the Contract Anniversary on which the Step-Up is effective.

Once a Step-Up has been elected and is in effect, another Step-Up may not be elected until on or after the 5th anniversary of the latest Step-Up Date. We will provide you with written confirmation of your Step-Up election.

Guaranteed Income Advantage (GIA 5) Annuity Option

The annuity payments that may be elected under the GIA 5 Annuity Option are:

•	Life Only,

•	Life with 10 years or more Period Certain,

•	Joint and Survivor Life, or

•	15 years or more Period Certain.

If you elect the GIA 5 Annuity Option, the waiver of withdrawal charges as described in the Contract will not apply. We will reduce the net amount applied to the annuity payments under the GIA 5 Annuity Option by any remaining withdrawal charges. The Rider contains annuity tables for each GIA 5 Annuity Option available.

For information regarding taxation of annuity payments, see FEDERAL TAX ISSUES.

Continuation of Rider if Surviving Spouse Continues Contract

If the Owner dies while this Rider is in effect and if the surviving spouse of the deceased Owner elects to continue the Contract in accordance with its terms, then the provisions of this Rider will continue, unless otherwise terminated.

Termination

The Rider will remain in effect until the earlier of:

•	the Contract Anniversary immediately following the day any portion of the Contract Value is no longer allocated according to the Investment Allocation Requirements,

•	the Contract Anniversary immediately following the day we receive notification from you to terminate the Rider,

•	the date of the first death of an Owner or the date of death of the sole surviving Annuitant (except as provided under the Continuation of Rider if Surviving Spouse Continues Contract subsection),

•	for Contracts with a Non-Natural Owner, the date of the first death of an Annuitant, including Primary, Joint and Contingent Annuitants,

•	the date the Contract is terminated in accordance with the terms of the Contract, or

•	the Annuity Date.

If your request to terminate the Rider is received at our Service Center within 60 days after a Contract Anniversary, the Rider will terminate on that Contract Anniversary.

Guaranteed Income Advantage II (GIA II)

How the Rider Works

If you purchased the optional Rider, you may choose any of the Annuity Options described in your Contract, or you may choose the GIA II Annuity Option provided this Rider has been in effect for at least 10 years from the later of its Effective Date or the most recent Step-Up Date. You must choose fixed annuity payments under this GIA II Annuity Option. The guaranteed income purchased per $1,000 of the net amount applied to the annuity payments will be based on an annual interest rate of 2.5% and the 1983a Annuity Mortality Table with the age set back 10 years. The net amount applied to the annuity payments under the GIA II Annuity Option will be based on the Net Guaranteed Income Base, which is described below. The Rider contains annuity tables for each GIA II Annuity Option available.

Net Guaranteed Income Base – The amount applied on the Annuity Date as a single premium to provide annuity payments under the GIA II Annuity Option. The Net Guaranteed Income Base is equal to:

•	the Guaranteed Income Base as of the Annuity Date, less

•	any applicable withdrawal charge resulting from the conversion to the GIA II Annuity Option, less

•	any Contract Debt, and less

•	any charge for premium taxes and/or other taxes.

Guaranteed Income Base – If you purchased the Rider, the Guaranteed Income Base is initially set on the Effective Date of the Rider. If the Rider is effective on the Contract Date, the Guaranteed Income Base is equal to the initial Purchase Payment. If the Rider is effective on a Contract Anniversary, the Guaranteed Income Base is equal to the Contract Value on that Contract Anniversary. The Guaranteed

Income Base on any Business Day after the Effective Date is the Guaranteed Income Base on the prior Business Day, increased by any additions on that day as a result of any:

•	Purchase Payments received by us, plus

•	increases at an annual growth rate of 5%, plus

•	additional amounts as a result of a Step-Up in the Guaranteed Income Base and decreased by any deductions on that day as a result of any:

•	adjustments for withdrawals.

The adjustment for each withdrawal is calculated by multiplying the Guaranteed Income Base prior to the withdrawal by the ratio of the amount of the withdrawal, including any applicable withdrawal charge, to the Contract Value immediately prior to the withdrawal.

Any portion of the Net Contract Value converted to provide payments under an Annuity Option, as described in the Contract, will be considered a “withdrawal” for purposes of determining any adjustment to the Guaranteed Income Base.

The 5% annual growth rate will take into account the timing of when each Purchase Payment and withdrawal occurred. This is accomplished by applying a daily factor of 1.000133681 to each day’s Guaranteed Income Base balance.

The 5% annual growth rate will stop accruing as of the earlier of:

•	the Contract Anniversary following the day the youngest Annuitant reaches his or her 80th birthday, or

•	the day the GIA II Rider terminates.

Election of Step-Up – On any Contract Anniversary beginning with the 5th anniversary of the Effective Date of this Rider and before the Annuity Date, you may elect to increase the Guaranteed Income Base to an amount equal to 100% of the Contract Value as of the Step-Up Date. A Step-Up will begin a new 10-year period before you may elect to have any annuity payments made under the GIA II Annuity Option.

The Guaranteed Income Advantage Charge (“GIA II Charge”) may change if you elect a Step-Up in the Guaranteed Income Base. However, the GIA II Charge will never exceed the GIA II Charge then being offered for this same benefit under newly issued riders and will not be more than a maximum charge of 1.00%. If the Guaranteed Income Base is never stepped-up, the GIA II Charge established on the Effective Date of this Rider is guaranteed not to change.

Your Step-Up election must be received, In Proper Form, within 60 days after the Contract Anniversary on which the Step-Up is effective.

Once a Step-Up has been elected and is in effect, another Step-Up may not be elected until on or after the 5th anniversary of the latest Step-Up Date. We will provide you with written confirmation of your Step-Up election.

Guaranteed Income Advantage II (GIA II) Annuity Option

The annuity payments that may be elected under the GIA II Annuity Option are:

•	Life Only,

•	Life with 10 years or more Period Certain,

•	Joint and Survivor Life, or

•	15 years or more Period Certain.

If you elect the GIA II Annuity Option, the waiver of withdrawal charges as described in the Contract will not apply. We will reduce the net amount applied to the annuity payments under the GIA II Annuity Option by any remaining withdrawal charges. The Rider contains annuity tables for each GIA II Annuity Option available.

For information regarding taxation of annuity payments, see FEDERAL TAX ISSUES.

Continuation of Rider if Surviving Spouse Continues Contract

If the Owner dies while this Rider is in effect and if the surviving spouse of the deceased Owner elects to continue the Contract in accordance with its terms, then the provisions of this Rider will continue, unless otherwise terminated.

Termination

The GIA II Rider will remain in effect until the earlier of:

•	the Contract Anniversary immediately following the day we receive notification from you to terminate the Rider,

•	the date of the first death of an Owner or the date of death of the sole surviving Annuitant (except as provided under the Continuation of Rider if Surviving Spouse Continues Contract subsection),

•	for Contracts with a Non-Natural Owner, the date of the first death of an Annuitant, including Primary, Joint and Contingent Annuitants,

•	the date the Contract is terminated in accordance with the terms of the Contract, or

•	the Annuity Date.

If your request to terminate the Rider is received at our Service Center within 60 days after a Contract Anniversary, the Rider will terminate on that Contract Anniversary.

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PACIFIC SELECT VARIABLE ANNUITY	WHERE TO GO FOR MORE INFORMATION

The Pacific Select Variable Annuity variable annuity Contract is offered by Pacific Life Insurance Company, 700 Newport Center Drive. P.O. Box 9000, Newport Beach, California 92660.

If you have any questions about the Contract, please ask your financial advisor or contact us.

You’ll find more information about the Pacific Select Variable Annuity variable annuity contract and the Pacific Select Variable Annuity Separate Account in the Statement of Additional Information (SAI) dated May 1, 2012.

The SAI has been filed with the SEC and is considered to be part of this Prospectus because it is incorporated by reference. In this Prospectus, you will find the table of contents for the SAI on page 79.

You can get a copy of the SAI at no charge by visiting our website, calling or writing to us, or by contacting the SEC. The SEC may charge you a fee for this information.

How to Contact Us
Call or write to us at:
Pacific Life Insurance Company
P.O. Box 2378
Omaha, Nebraska 68103-2378

Contract Owners: (800) 722-4448
Financial Advisors: (800) 722-2333
6 a.m. through 5 p.m. Pacific time

Send Purchase Payments, other payments and application forms to the following address:

By mail
Pacific Life Insurance Company
P.O. Box 2290
Omaha, Nebraska 68103-2290

By overnight delivery service
Pacific Life Insurance Company
1299 Farnam Street, 6th Floor, RSD
Omaha, Nebraska 68102

How to Contact the SEC	Commission’s Public Reference Section 100 F Street, NE Washington, D.C. 20549 (202) 551-8090 Website: www.sec.gov e-mail: publicinfo@sec.gov

FINRA Public Disclosure Program	The Financial Industry Regulatory Authority (FINRA) provides investor protection education through its website and printed materials. The FINRA regulation website address is www.finra.org. An investor brochure that includes information describing the BrokerCheck program may be obtained from FINRA. The FINRA BrokerCheck hotline number is (800) 289-9999. FINRA does not charge a fee for the BrokerCheck program services.

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Pacific Life Insurance Company
Mailing address:
P.O. Box 2378
Omaha, Nebraska 68103-2378

Visit us at our website: www.PacificLife.com

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STATEMENT OF ADDITIONAL INFORMATION

May 1, 2013

PACIFIC SELECT VARIABLE ANNUITY™

PACIFIC SELECT VARIABLE ANNUITY SEPARATE ACCOUNT

Pacific Select Variable Annuity (the “Contract”) is a variable annuity contract offered by Pacific Life Insurance Company (“Pacific Life”).

This Statement of Additional Information (“SAI”) is not a Prospectus and should be read in conjunction with the Contract’s Prospectus, dated May 1, 2013, and any supplement thereto, which is available without charge upon written or telephone request to Pacific Life. Terms used in this SAI have the same meanings as in the Prospectus, and some additional terms are defined particularly for this SAI. This SAI is incorporated by reference into the Contract’s Prospectus.

Pacific Life Insurance Company
Mailing address: P.O. Box 2378
Omaha, Nebraska 68103-2378

(800) 722-4448 - Contract Owners
(800) 722-2333 - Financial Advisors

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PERFORMANCE INFORMATION

Performance information for the Variable Accounts of the Separate Account, including the yield and effective yield of the Variable Account investing in the Pacific Select Fund’s Cash Management Portfolio (“Cash Management Variable Account”), the yield of the remaining Variable Accounts, and the total return of all Variable Accounts, may appear in advertisements, reports, and promotional literature to current or prospective Owners.

Current yield for the Cash Management Variable Account will be based on the change in the value of a hypothetical investment (exclusive of capital charges) over a particular 7-day period, less a pro-rata share of the Variable Account’s expenses accrued over that period (the “base period”), and stated as a percentage of the investment at the start of the base period (the “base period return”). The base period return is then annualized by multiplying by 365/7, with the resulting yield figures carried to at least the nearest hundredth of one percent. Calculation of “effective yield” begins with the same “base period return” used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

Effective Yield = [(Base Period Return + 1)(To the power of 365/7)] − 1

Quotations of yield for the remaining Variable Accounts will be based on all investment income per Accumulation Unit earned during a particular 30-day period, less expenses accrued during the period (“net investment income”), and will be computed by dividing net investment income by the value of the Accumulation Unit on the last day of the period, according to the following formula:

YIELD = 2[(	a – b cd	+ 1)[6] − 1]

where	a	=	net investment income earned during the period by the Portfolio attributable to shares owned by the Variable Account,
	b	=	expenses accrued for the period (net of reimbursements),
	c	=	the average daily number of Accumulation Units outstanding during the period that were entitled to receive dividends, and
	d	=	the maximum offering price per Accumulation Unit on the last day of the period.

Quotations of average annual total return for any Variable Account will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Contract over a period of one, five, and ten years (or, if less, up to the life of the Variable Account), calculated pursuant to the following formula: P(1 + T)n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures reflect the deduction of the applicable contingent deferred sales charge, the administrative charge, the maintenance fee, and the mortality and expense risk charge. Performance information for Variable Accounts may also be advertised based on the historical performance of a Fund Portfolio underlying the Variable Account for periods beginning prior to the date each Variable Account commenced operations. Any such performance calculation will be based on the assumption that the Variable Account corresponding to the applicable Fund Portfolio was in existence throughout the stated period and that the contractual charges and expenses of the Variable Account during that period were equal to those currently assessed under the Contract. Quotations of total return may simultaneously be shown for the same or other periods that do not take into account certain contractual charges such as the contingent deferred sales charge, the administrative charge, and the maintenance fee.

Performance information for a Variable Account may be compared, in reports and promotional literature, to various benchmarks that measure the performance of a pertinent group of securities so that investors may compare a Variable Account’s results with those of a group of securities widely regarded by investors as being representative of the securities markets in general or as being representative of a particular type of security. Performance information may also be compared to:

•	other groups of variable annuity separate accounts or other investment products tracked by Lipper Analytical Services, Inc. (“Lipper”) a widely used independent research firm which ranks mutual funds and other investment companies by overall performance, investment objectives, and assets, or tracked by other services, companies, publications or persons who rank such investment companies on overall performance or other criteria, and

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•	the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the Contract.

Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

Performance information for any Variable Account reflects only the performance of a hypothetical Contract under which an Owner’s Accumulated Value is allocated to a Variable Account during a particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies, characteristics, and quality of the Portfolio of the Fund in which the Variable Account invests, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

Reports and promotional literature may also contain other information including:

•	the ranking of any Variable Account derived from rankings of variable annuity separate accounts or other investment products tracked by Lipper or by other rating services, companies, publications, or other persons who rank separate accounts or other investment products on overall performance or other criteria,

•	the effect of tax-deferred compounding on a Variable Account’s investment returns, or returns in general, which may be illustrated by graphs, charts, or otherwise, and which may include a comparison, at various points in time, of the return from an investment in a Contract (or returns in general) on a tax-deferred basis (assuming one or more tax rates) with the return on a taxable basis, and

•	our rating or a rating of our claims paying ability as determined by firms that analyze and rate insurance companies and by nationally recognized statistical rating organizations.

TAX DEFERRED ACCUMULATION

In general, individuals who own annuity contracts are not taxed on increases in the value under the annuity contract until some form of distribution is made from the contract (Non-Natural Persons as Owners may not receive tax deferred accumulation). Thus, the annuity contract will benefit from tax deferral during the accumulation period, which generally will have the effect of permitting an investment in an annuity contract to grow more rapidly than a comparable investment under which increases in value are taxed on a current basis. The following chart illustrates this benefit by comparing accumulation under a variable annuity contract with accumulations from an investment on which gains are taxed on a current ordinary income basis.

The chart shows a single Purchase Payment of $10,000, assuming hypothetical annual rates of return of 0%, 4% and 8%, compounded annually, and a tax bracket of 33%. The values for the taxable investment do not reflect the deduction of any management fees or other expenses but assume that taxes are deducted. The values shown for the variable annuity do not reflect the deduction of contractual expenses, such as the Risk Charge (equal to an annual rate of 1.25% of each Variable Account’s average daily net assets), the monthly Administrative Charge (equal to an annual rate of 0.15% of each Variable Account’s Accumulated Value), the annual Maintenance Fee of $30, other optional Rider charges (equal to a maximum annual rate of 1.75% of the Protected Payment Base); a charge for premium taxes and/or other taxes, any applicable withdrawal charge; or any underlying Fund expenses.

If these expenses were taken into account, they would reduce the investment return shown for both the taxable investment and the hypothetical variable annuity contract. In addition, these values assume that you do not surrender the Contract or make any withdrawals until the periods shown. The chart assumes a full withdrawal, at the end of the periods shown, of all Accumulated Value and the payment of taxes at the 33% tax rate on the amount in excess of the Premium Payments.

The rates of return illustrated are hypothetical and are not an estimate or guarantee of performance. Actual tax rates may vary for different assets (e.g. capital gains and qualifying dividend income) and taxpayers from that illustrated. Withdrawals by and distributions to Contract Owners who have not reached age 59 1/2 may be subject to a tax penalty of 10%.

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Power of Tax Deferral

$10,000 investment at annual rates of 0%, 4% and 8% taxed @ 33%

DISTRIBUTION OF THE CONTRACTS

Pacific Select Distributors, Inc. (PSD)

Pacific Select Distributors, Inc., our subsidiary, acts as the distributor of the Contracts and offers the Contracts on a continuous basis. PSD is located at 700 Newport Center Drive, Newport Beach, California 92660. PSD is registered as a broker-dealer with the SEC and is a member of FINRA. We pay PSD for acting as distributor under a Distribution Agreement. We and PSD enter into selling agreements with broker-dealers whose financial advisors are authorized by state insurance departments to solicit applications for the Contracts. The aggregate amount of underwriting commissions paid to PSD for 2012, 2011 and 2010 with regard to this Contract was $12,330,891, $12,964,630 and $13,222,298 respectively, of which $0 was retained.

PSD or an affiliate pays various sales compensation to broker-dealers that solicit applications for the Contracts. PSD or an affiliate also may provide reimbursement for other expenses associated with the promotion and solicitation of applications for the Contracts. Your financial advisor typically receives a portion of the compensation that is payable to his or her broker-dealer in connection with the Contract, depending on the agreement between your financial advisor and his or her firm. Pacific Life is not involved in determining that compensation arrangement, which may present its own incentives or conflicts. You may ask your financial advisor how he/she will personally be compensated for the transaction.

Under certain circumstances where PSD pays lower initial commissions, certain broker-dealers that solicit applications for Contracts may be paid an ongoing persistency trail commission (sometimes called a residual). The mix of Purchase Payment-based versus trail commissions varies depending upon our agreement with the selling broker-dealer and the commission option selected by your financial advisor or broker-dealer. Certain broker-dealers may also be paid

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an amount under a persistency program which will be based on assets under management and duration of contracts. The amount under the persistency program for a financial advisor is not expected to exceed 0.25% of their total assets under management.

In addition to the Purchase Payment-based, trail commissions and persistency program described above, we and/or an affiliate may pay additional cash compensation from our own resources in connection with the promotion and solicitation of applications for the Contracts by some, but not all, broker-dealers. The range of additional cash compensation based on Purchase Payments generally does not exceed 0.40% and trailing compensation based on Account Value generally does not exceed 0.10% on an annual basis. Such additional compensation may give Pacific Life greater access to financial advisors of the broker-dealers that receive such compensation. While this greater access provides the opportunity for training and other educational programs so that your financial advisor may serve you better, this additional compensation also may afford Pacific Life a “preferred” status at the recipient broker-dealer and provide some other marketing benefit such as website placement, access to financial advisor lists, extra marketing assistance or other heightened visibility and access to the broker-dealer’s sales force that may otherwise influence the way that the broker-dealer and the financial advisor market the Contracts.

As of December 31, 2012, the following firms have arrangements in effect with the Distributor pursuant to which the firm is entitled to receive a revenue sharing payment:

American Portfolios Financial Services Inc., Bancwest Investment Services Inc., C C O Investment Services Corp, C U N A Brokerage Services Inc., C U S O Financial Services LP, Centaurus Financial, Inc., Cetera Financial Institutions, Cetera Financial Specialists, Citigroup Global Markets Inc., Commonwealth Financial Network, B B V A Compass Investment Solutions Inc., Edward D. Jones & Co., LP, Essex National Securities Inc., F S C Securities Corporation, Fifth Third Securities Inc., Financial Network Investment Corp., First Allied Securities Inc., First Heartland Capital Inc., First Tennessee Brokerage Inc., Geneos Wealth Management Inc., I N G Financial Partners Inc., Infinex Investments Inc., Invest Financial Corporation, Investacorp Inc., Investment Centers of America Inc., Investment Professionals Inc., J J B Hilliard, W L Lyons Inc., Jacques Financial L L C, Janney Montgomery Scott Inc., Key Investment Services L L C, L P L Financial Corp., Lincoln Financial Advisors Corp., Lincoln Financial Securities Corp., M & T Securities Inc., M Holdings Securities Inc., M M L Investors Services Inc., Merrill Lynch, Pierce, Fenner & Smith, Morgan Keegan & Company Inc., Morgan Stanley & Co. Incorporated, Multi-Financial Securities Corp., Mutual Of Omaha Investor Services Inc., NF P Securities Inc., National Planning Corporation, NEXT Financial Group Inc., P N C Investments L L C, Park Avenue Securities LLC., People’s Securities, ProEquities Inc., R B C Capital Markets Corporation, Raymond James & Associates Inc., Raymond James Financial Services Inc., Robert W Baird & Company Inc., Royal Alliance Associates Inc., S I I Investments Inc., Sagepoint Financial Inc., Securian Financial Services Inc., Securities America Inc., Sigma Financial Corp., Signator Investors Inc., Sorrento Pacific Financial L L C, Stifel Nicolaus & Company Inc., Suntrust Investment Services Inc., Transamerica Financial Advisors Inc., Triad Advisors Inc., U B S Financial Services Inc., U S Bancorp Investments Inc., Unionbanc Investment Services L L C, United Planners’ Financial Services of America, V S R Financial Services Inc., Vision Investment Services Inc., Wells Fargo Advisors LLC, Wells Fargo Investments LLC, Wescom Financial Services L L C, Woodbury Financial Services Inc., Zions Direct Inc.

We or our affiliates may also pay override payments, expense allowances and reimbursements, bonuses, wholesaler fees, and training and marketing allowances. Such payments may offset the broker-dealer’s expenses in connection with activities that it is required to perform, such as educating personnel and maintaining records. Financial advisors may also receive non-cash compensation, such as expense-paid educational or training seminars involving travel within and outside the U.S. or promotional merchandise.

All of the compensation described in this section, and other compensation or benefits provided by us or our affiliates, may be more or less than the overall compensation on similar or other products and may influence your financial advisor or broker-dealer to present this Contract over other investment options. You may ask your financial advisor about these potential conflicts of interest and how he/she and his/her broker-dealer are compensated for selling the Contract.

Portfolio Managers of the underlying Portfolios available under this Contract may from time to time bear all or a portion of the expenses of conferences or meetings sponsored by Pacific Life or PSD that are attended by, among others, representatives of PSD, who would receive information and/or training regarding the Fund’s Portfolios and

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their management by the Portfolio Managers in addition to information regarding the variable annuity and/or life insurance products issued by Pacific Life and its affiliates. Other persons may also attend all or a portion of any such conferences or meetings, including directors, officers and employees of Pacific Life, officers and trustees of Pacific Select Fund, and spouses/guests of the foregoing. The Pacific Select Fund Board of Trustees may hold meetings concurrently with such a conference or meeting. The Pacific Select Fund pays for the expenses of the meetings of its Board of Trustees, including the pro rata share of expenses for attendance by the Trustees at the concurrent conferences or meetings sponsored by Pacific Life or PSD. Additional expenses and promotional items may be paid for by Pacific Life and/or Portfolio Managers. PSD serves as the Pacific Select Fund Distributor.

GENERAL INFORMATION AND HISTORY

For a description of the Individual Flexible Premium Variable Accumulation Deferred Annuity Contract (the “Contract”), Pacific Life, and the Pacific Select Variable Annuity Separate Account (the “Separate Account”), see the Prospectus. This SAI contains information that supplements the information in the Prospectus. Defined terms used in this SAI have the same meaning as terms defined in the section entitled “Definitions” in the Prospectus.

Systematic Transfer Options

The fixed option(s) are not available in connection with portfolio rebalancing. The systematic transfer options are subject to the same requirements and restrictions as non-systematic transfers. In addition, no fixed option(s) may be used as the target Investment Option under any systematic transfer program.

Dollar Cost Averaging Option

We currently offer an option under which Contract Owners may dollar cost average their allocations in the Variable Accounts under the Contract by authorizing us to make periodic allocations of Accumulated Value from any one Variable Account to one or more of the other Variable Accounts. Dollar cost averaging is not available after you annuitize.

Contract Owners may authorize us to make periodic allocations from the Fixed Account to one or more Variable Accounts. Dollar cost averaging allocations may not be made from the Fixed Account and a Variable Account at the same time.

You may request dollar cost averaging by sending a proper request to us. You must designate the Variable Account or Fixed Account from which the transfers will be made, the specific dollar amounts or percentages to be transferred, the Variable Account or Accounts to which the transfers will be made, the desired frequency of the transfer, which may be on a monthly, quarterly, semi-annual, or annual basis, and the length of time during which the transfers shall continue or the total amount to be transferred over time.

To elect the dollar cost averaging option, the Accumulated Value in the Variable Account from which the dollar cost averaging transfers will be made must be at least $5,000. The dollar cost averaging request will not be considered complete until the Contract Owner’s Accumulated Value in the Variable Account from which the transfers will be made is at least $5,000. Currently, we are not enforcing the minimum Variable Account value but we reserve the right to enforce such minimum amounts in the future. After we have received a dollar cost averaging request in proper form, we will transfer Accumulated Value in amounts designated by you from the Variable Account or Fixed Account from which transfers are to be made to the Variable Account or Accounts you have chosen. The minimum amount or percentages that may be transferred to any one Variable Account is $50. Currently, we are not enforcing the minimum transfer amount but we reserve the right to enforce such minimum amounts in the future. After the Free Look Period, the first transfer will be effected on the Contract’s Monthly, Quarterly, Semi-Annual, or Annual Anniversary, whichever corresponds to the period selected by you, coincident with or next following receipt by us of a dollar cost averaging request in proper form, and subsequent transfers will be effected on the following Monthly, Quarterly, Semi-Annual, or Annual Anniversary for so long as designated by the Contract Owner until the total amount elected has been transferred, or until Accumulated Value in the Fixed Account or Variable Account from which transfers are made has been depleted. Amounts periodically transferred under this option will not be subject to any transfer charges that may be imposed by us in the future, except as may be required by applicable law.

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You may instruct us at any time to terminate the option. In that event, the Accumulated Value in the Variable Account or Fixed Account from which transfers were being made that has not been transferred will remain in that Account unless you instruct otherwise. If you wish to continue transferring on a dollar cost averaging basis after the expiration of the applicable period, the total amount elected has been transferred, or the Variable Account or Fixed Account has been depleted, or after the dollar cost averaging option has been cancelled, a new dollar cost averaging request must be sent to us. The Variable Account from which transfers are to be made must meet the minimum amount of Accumulated Value requirement. We may discontinue, modify, or suspend the dollar cost averaging option at any time.

Portfolio Rebalancing Option

Portfolio rebalancing allows Contract Owners who are not currently dollar cost averaging to maintain the percentage of Accumulated Value allocated to each Variable Investment Option at a pre-set level during the Accumulation Period. For example, you could specify that 30% of the Contract’s Accumulated Value be allocated to the Equity Index Variable Account, 40% in the Managed Bond Variable Account, and 30% in the Growth LT Variable Account. Over time, the variations in each Variable Account’s investment results will shift this balance of your Accumulated Value in the Contract. If you elect the portfolio rebalancing feature, we will automatically transfer the Accumulated Value back to the percentages you specified.

You may request portfolio rebalancing by sending a proper written request to us during the Accumulation Period. You must designate the percentages to allocate to each Variable Account and the desired frequency of rebalancing, which may be on a quarterly, semi-annual or annual basis. If you specify a date fewer than 30 days after the Contract Date, the first rebalance will be delayed one month, and if rebalancing was requested on the application with no specific date, rebalancing will occur one period after the Contract Date. You may instruct us at any time to terminate the portfolio rebalancing option by written request or by telephone. We may change, terminate or suspend the portfolio rebalancing feature at any time.

More on Federal Tax Issues

Section 817(h) of the Code provides that the investments underlying a variable annuity must satisfy certain diversification requirements. Details on these diversification requirements generally appear in the Fund SAIs. We believe the underlying Variable Investment Options for the Contract meet these requirements. On March 7, 2008, the Treasury Department issued Final Regulations under Section 817(h). These Final Regulations do not provide guidance concerning the extent to which you may direct your investments to particular divisions of a separate account. Such guidance may be included in regulations or revenue rulings under Section 817(d) relating to the definition of a variable contract. We reserve the right to make such changes as we deem necessary or appropriate to ensure that your Contract continues to qualify as an annuity for tax purposes. Any such changes will apply uniformly to affected Contract Owners and will be made with such notice to affected Contract Owners as is feasible under the circumstances.

For a variable life insurance contract or a variable annuity contract to qualify for tax deferral, assets in the separate accounts supporting the contract must be considered to be owned by the insurance company and not by the contract owner. Under current U.S. tax law, if a contract owner has excessive control over the investments made by a separate account, or the underlying fund, the contract owner will be taxed currently on income and gains from the account or fund. In other words, in such a case of “investor control” the contract owner would not derive the tax benefits normally associated with variable life insurance or variable annuities.

Generally, according to the IRS, there are two ways that impermissible investor control may exist. The first relates to the design of the contract or the relationship between the contract and a separate account or underlying fund. For example, at various times, the IRS has focused on, among other factors, the number and type of investment choices available pursuant to a given variable contract, whether the contract offers access to funds that are available to the general public, the number of transfers that a contract owner may make from one investment option to another, and the degree to which a contract owner may select or control particular investments.

With respect to this first aspect of investor control, we believe that the design of our contracts and the relationship between our contracts and the Portfolios satisfy the current view of the IRS on this subject, such that the investor

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control doctrine should not apply. However, because of some uncertainty with respect to this subject and because the IRS may issue further guidance on this subject, we reserve the right to make such changes as we deem necessary or appropriate to reduce the risk that your contract might not qualify as a life insurance contract or as an annuity for tax purposes.

The second way that impermissible investor control might exist concerns your actions. Under the IRS pronouncements, you may not select or control particular investments, other than choosing among broad investment choices such as selecting a particular Portfolio. You may not select or direct the purchase or sale of a particular investment of a Separate Account, a Subaccount (or Variable Investment Option), or a Portfolio. All investment decisions concerning the Separate Accounts and the Subaccounts must be made by us, and all investment decisions concerning the underlying Portfolios must be made by the portfolio manager for such Portfolio in his or her sole and absolute discretion, and not by the contract owner. Furthermore, under the IRS pronouncements, you may not enter into an agreement or arrangement with a portfolio manager of a Portfolio or communicate directly or indirectly with such a portfolio manager or any related investment officers concerning the selection, quality, or rate of return of any specific investment or group of investments held by a Portfolio, and you may not enter into any such agreement or arrangement or have any such communication with us or PLFA.

Finally, the IRS may issue additional guidance on the investor control doctrine, which might further restrict your actions or features of the variable contract. Such guidance could be applied retroactively. If any of the rules outlined above are not complied with, the IRS may seek to tax you currently on income and gains from a Portfolio such that you would not derive the tax benefits normally associated with variable life insurance or variable annuities. Although highly unlikely, such an event may have an adverse impact on the fund and other variable contracts. We urge you to consult your own tax adviser with respect to the application of the investor control doctrine.

Loans

Certain Owners of Qualified Contracts may borrow against their Contracts. Otherwise loans from us are not permitted. You may request a loan from us, using your Contract Value as your only security if your Qualified Contract is:

•	not subject to Title 1 of ERISA,

•	issued under Section 403(b) of the Code, and

•	permits loans under its terms (a “Loan Eligible Plan”).

You will be charged interest on your Contract Debt at a fixed annual rate equal to 6%. The amount held in the Loan Account to secure your loan will earn a return equal to an annual rate of 4.25%. The net amount of interest you pay on your loan will be 1.75% annually. This loan rate may vary by state.

Interest charges accrue on your Contract Debt daily, beginning on the effective date of your loan. Interest earned on the Loan Account Value accrue daily beginning on the day following the effective date of the loan, and those earnings will be transferred once a year to your Investment Options in accordance with your most recent allocation instructions.

We may change these loan provisions to reflect changes in the Code or interpretations thereof. We urge you to consult with a qualified tax adviser prior to effecting any loan transaction under your Contract.

If you purchase any optional living benefit rider (including any and all previous, current, and future versions), taking a loan while an optional living benefit rider is in effect will terminate your Rider. If you have an existing loan on your Contract, you should carefully consider whether an optional living benefit rider is appropriate for you.

Tax and Legal Matters

The tax and ERISA rules relating to Contract loans are complex and in many cases unclear. For these reasons, and because the rules vary depending on the individual circumstances, these loans are processed by your Plan Administrator. We urge you to consult with a qualified tax adviser prior to effecting any loan transaction under your Contract.

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Generally, interest paid on your loan under a 403(b) tax-sheltered annuity will be considered non-deductible “personal interest” under Section 163(h) of the Code, to the extent the loan comes from and is secured by your pre-tax contributions, even if the proceeds of your loan are used to acquire your principal residence.

Loan Procedures

Your loan request must be submitted on our Non-ERISA TSA Application and Loan Agreement Form. You may submit a loan request 30 days after your Contract Date and before your Annuity Date. However, before requesting a new loan, you must wait 30 days after the last payment of a previous loan. If approved, your loan will usually be effective as of the end of the Business Day on which we receive all necessary documentation In Proper Form. We will normally forward proceeds of your loan to you within 7 calendar days after the effective date of your loan.

In order to secure your loan, on the effective date of your loan, we will transfer an amount equal to the principal amount of your loan into an account called the “Loan Account.” The Loan Account is held under the General Account. To make this transfer, we will transfer amounts proportionately from your Investment Options based on your Account Value in each Investment Option.

As your loan is repaid, a portion, corresponding to the amount of the repayment of any amount then held as security for your loan, will be transferred from the Loan Account back into your Investment Options relative to your most recent allocation instructions.

A transfer from the Loan Account back into your Investment Options following a loan repayment is not considered a transfer under the transfer limitations as stated in the THE CONTRACT – Transfers and Market-timing Restrictions section in the Prospectus.

Loan Terms

You may have only one loan outstanding at any time. The minimum loan amount is $1,000, subject to certain state limitations. Your Contract Debt at the effective date of your loan may not exceed the lesser of:

•	50% of the amount available for withdrawal under this Contract (see the WITHDRAWALS – Optional Withdrawals – Amount Available for Withdrawal section in the Prospectus), or

•	$50,000 less your highest outstanding Contract Debt during the 12-month period immediately preceding the effective date of your loan.

You should refer to the terms of your particular Loan Eligible Plan for any additional loan restrictions. If you have other loans outstanding pursuant to other Loan Eligible Plans, the amount you may borrow may be further restricted. We are not responsible for making any determination (including loan amounts permitted) or any interpretation with respect to your Loan Eligible Plan.

Repayment Terms

Your loan, including principal and accrued interest, generally must be repaid in quarterly installments. An installment will be due in each quarter on the date corresponding to the effective date of your loan, beginning with the first such date following the effective date of your loan. See the FEDERAL TAX ISSUES – Qualified Contracts – Loans section in the Prospectus.

Example: On May 1, we receive your loan request, and your loan is effective. Your first quarterly payment will be due on August 1.

Adverse tax consequences may result if you fail to meet the repayment requirements for your loan. You must repay principal and interest of any loan in substantially equal payments over the term of the loan. Generally, the term of the loan will be 5 years from the effective date of the loan. However, if you have certified to us that your loan proceeds are to be used to acquire a principal residence for yourself, you may request a loan term of 30 years. In either case, however, you must repay your loan prior to your Annuity Date. If you elect to annuitize (or withdraw) your Net Contract Value while you have an outstanding loan, we will deduct any Contract Debt from your Contract Value at the time of the annuitization (or withdrawal) to repay the Contract Debt.

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You may prepay your entire loan at any time. If you do so, we will bill you for any unpaid interest that has accrued through the date of payoff. Your loan will be considered repaid only when the interest due has been paid. Subject to any necessary approval of state insurance authorities, while you have Contract Debt outstanding, we will treat all payments you send us as Investments unless you specifically indicate that your payment is a loan repayment or include your loan payment notice with your payment. To the extent allowed by law, any loan repayments in excess of the amount then due will be applied to the principal balance of your loan. Such repayments will not change the due dates or the periodic repayment amount due for future periods. If a loan repayment is in excess of the principal balance of your loan, any excess repayment will be refunded to you. Repayments we receive that are less than the amount then due will be returned to you, unless otherwise required by law.

If we have not received your full payment by its due date, we will declare the entire remaining loan balance in default. At that time, we will send written notification of the amount needed to bring the loan back to a current status. You will have 60 days from the date on which the loan was declared in default (the “grace period”) to make the required payment.

If the required payment is not received by the end of the grace period, the defaulted loan balance plus accrued interest and any withdrawal charge will be withdrawn from your Contract Value, if amounts under your Contract are eligible for distribution. In order for an amount to be eligible for distribution from a TSA funded by salary reductions you must meet one of five triggering events. The triggering events are:

•	attainment of age 59 1/2,

•	severance from employment,

•	death,

•	disability, and

•	financial hardship (with respect to contributions only, not income or earnings on these contributions).

If those amounts are not eligible for distribution, the defaulted loan balance plus accrued interest and any withdrawal charge will be considered a Deemed Distribution and will be withdrawn when such Contract Values become eligible. In either case, the Distribution or the Deemed Distribution will be considered a currently taxable event, and may be subject to federal tax withholding, the withdrawal charge and may be subject to a 10% federal tax penalty.

If there is a Deemed Distribution under your Contract and to the extent allowed by law, any future withdrawals will first be applied as repayment of the defaulted Contract Debt, including accrued interest and charges for applicable taxes. Any amounts withdrawn and applied as repayment of Contract Debt will first be withdrawn from your Loan Account, and then from your Investment Options on a proportionate basis relative to the Account Value in each Investment Option. If you have an outstanding loan that is in default, the defaulted Contract Debt will be considered a withdrawal for the purpose of calculating any Death Benefit Amount and/or Guaranteed Minimum Death Benefit.

The terms of any such loan are intended to qualify for the exception in Code Section 72(p)(2) so that the distribution of the loan proceeds will not constitute a distribution that is taxable to you. To that end, these loan provisions will be interpreted to ensure and maintain such tax qualification, despite any other provisions to the contrary. Subject to any regulatory approval, we reserve the right to amend your Contract to reflect any clarifications that may be needed or are appropriate to maintain such tax qualification or to conform any terms of our loan arrangement with you to any applicable changes in the tax qualification requirements. We will send you a copy of any such amendment. If you refuse such an amendment, it may result in adverse tax consequences to you.

Safekeeping of Assets

We are responsible for the safekeeping of the assets of the Separate Account. These assets are held separate and apart from the assets of our General Account and our other separate accounts.

9

Misstatements

If the age or sex of an Annuitant or age of an Owner has been misstated, the correct amount paid or payable by us under the Contract shall be such as the Accumulated Value would have provided for the correct age or sex (unless unisex rates apply).

Additionally, we may require proof of the Annuitant’s or Owner’s age before any payments associated with the Death Benefit provisions of your Contract are made. If the age or sex of the Annuitant is incorrectly stated in your Contract, we will base any payment associated with the Death Benefit provisions on your Contract on the Annuitant’s or Owner’s correct age or sex.

FINANCIAL STATEMENTS

The statements of assets and liabilities of Pacific Select Variable Annuity Separate Account as of December 31, 2012, the related statements of operations for the year or period then ended, and the statements of changes in net assets and financial highlights for each of the periods presented are incorporated by reference in this Statement of Additional Information from the Annual Report of Pacific Select Variable Annuity Separate Account dated December 31, 2012. Pacific Life’s consolidated financial statements as of December 31, 2012 and 2011 and for each of the three years in the period ended December 31, 2012 are attached. These financial statements should be considered only as bearing on the ability of Pacific Life to meet its obligations under the Contracts and not as bearing on the investment performance of the assets held in the Separate Account.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
AND INDEPENDENT AUDITORS

The financial statements of Pacific Select Variable Annuity Separate Account of Pacific Life Insurance Company as of December 31, 2012 and for each of the periods presented have been audited by Deloitte & Touche LLP, 695 Town Center Drive, Costa Mesa, CA 92626, independent registered public accounting firm, as stated in the Annual Report of Pacific Select Variable Annuity Separate Account dated December 31, 2012, which is incorporated by reference in this Registration statement.

The consolidated financial statements of Pacific Life Insurance Company and Subsidiaries as of December 31, 2012 and 2011 and for each of the three years in the period ended December 31, 2012 have been audited by Deloitte & Touche LLP, 695 Town Center Drive, Costa Mesa, CA 92626, independent auditors, as stated in their report appearing herein, and is included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

10

Form No. 250-13A

PACIFIC LIFE INSURANCE COMPANY
AND SUBSIDIARIES
Consolidated Financial Statements
as of December 31, 2012 and 2011 (As Adjusted) and
for the years ended December 31, 2012 and
December 31, 2011 and 2010 (As Adjusted)
and Independent Auditors’ Report

Deloitte & Touche LLP Suite 1200 695 Town Center Drive Costa Mesa, CA 92626-7188 USA

Tel: +1 714 436 7100 Fax: + 1 714 436 7200 www.deloitte.com
INDEPENDENT AUDITORS’ REPORT
Pacific Life Insurance Company and Subsidiaries:
We have audited the accompanying consolidated financial statements of Pacific Life Insurance Company and Subsidiaries (the “Company”), which comprise the consolidated statements of financial condition as of December 31, 2012 and 2011, and the related consolidated statements of operations, comprehensive income, equity, and cash flows for each of the three years in the period ended December 31, 2012 and the related notes to the consolidated financial statements.
Management’s Responsibility for the Consolidated Financial Statements
Management is responsible for the preparation and fair presentation of these consolidated financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of consolidated financial statements that are free from material misstatement, whether due to fraud or error.
Auditors’ Responsibility
Our responsibility is to express an opinion on these consolidated financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free from material misstatement.
An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the consolidated financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the consolidated financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the Company’s preparation and fair presentation of the consolidated financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements.
We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.
Opinion
In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Pacific Life Insurance Company and Subsidiaries as of December 31, 2012 and 2011, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2012 in accordance with accounting principles generally accepted in the United States of America.
Emphasis of Matter
As discussed in Note 1 to the consolidated financial statements, the accompanying 2011 and 2010 consolidated financial statements have been retrospectively adjusted for the Company’s adoption of guidance related to a change in accounting for the costs associated with acquiring or renewing insurance contracts. Our opinion is not modified with respect to this matter.
As discussed in Note 1 to the consolidated financial statements, the Company changed its method of accounting and reporting for deferred policy acquisition costs in 2011. Our opinion is not modified with respect to this matter.
March 8, 2013
Member of
Deloitte Touche Tomhatsu Limited

Pacific Life Insurance Company and Subsidiaries
CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION

	December 31,
(In Millions)	2012	2011

ASSETS		(As Adjusted)
Investments:
Fixed maturity securities available for sale, at estimated fair value	$32,183	$28,853
Equity securities available for sale, at estimated fair value	152	301
Mortgage loans	7,729	7,599
Policy loans	6,998	6,812
Other investments (includes VIE assets of $441 and $351)	2,484	2,319

TOTAL INVESTMENTS	49,546	45,884
Cash and cash equivalents (includes VIE assets of $14 and $26)	2,256	2,829
Restricted cash (includes VIE assets of $198 and $200)	294	280
Deferred policy acquisition costs	4,329	4,264
Aircraft leasing portfolio, net (includes VIE assets of $1,559 and $1,838)	6,760	5,845
Other assets (includes VIE assets of $26 and $32)	3,305	3,069
Separate account assets	55,302	51,450

TOTAL ASSETS	$121,792	$113,621

LIABILITIES AND EQUITY
Liabilities:
Policyholder account balances	$34,983	$34,392
Future policy benefits	11,105	9,467
Debt (includes VIE debt of $865 and $1,150)	7,765	7,152
Other liabilities (includes VIE liabilities of $292 and $338)	3,069	2,633
Separate account liabilities	55,302	51,450

TOTAL LIABILITIES	112,224	105,094

Commitments and contingencies (Note 21)

Stockholder’s Equity:
Common stock - $50 par value; 600,000 shares authorized, issued and outstanding	30	30
Paid-in capital	982	982
Retained earnings	6,489	6,177
Accumulated other comprehensive income	1,648	1,004

Total Stockholder’s Equity	9,149	8,193
Noncontrolling interest	419	334

TOTAL EQUITY	9,568	8,527

TOTAL LIABILITIES AND EQUITY	$121,792	$113,621

The abbreviation VIE above means variable interest entity.
See Notes to Consolidated Financial Statements

Pacific Life Insurance Company and Subsidiaries
CONSOLIDATED STATEMENTS OF OPERATIONS

	Years Ended December 31,
(In Millions)	2012	2011	2010

REVENUES		(As Adjusted)	(As Adjusted)
Policy fees and insurance premiums	$3,324	$3,081	$2,367
Net investment income	2,281	2,186	2,122
Net realized investment loss	(349)	(661)	(94)
OTTI, consisting of $116, $409 and $328 in total, net of $53, $256 and $215 recognized in OCI	(63)	(153)	(113)
Investment advisory fees	298	268	245
Aircraft leasing revenue	660	607	591
Other income	237	226	230

TOTAL REVENUES	6,388	5,554	5,348

BENEFITS AND EXPENSES
Policy benefits paid or provided	2,444	1,951	1,351
Interest credited to policyholder account balances	1,252	1,318	1,317
Commission expenses	648	122	836
Operating and other expenses	1,601	1,441	1,268

TOTAL BENEFITS AND EXPENSES	5,945	4,832	4,772

INCOME FROM CONTINUING OPERATIONS BEFORE PROVISION (BENEFIT) FOR INCOME TAXES	443	722	576
Provision (benefit) for income taxes	(67)	80	60

INCOME FROM CONTINUING OPERATIONS	510	642	516
Discontinued operations, net of taxes		(9)

Net income	510	633	516
Less: net income attributable to the noncontrolling interest from continuing operations	(68)	(71)	(50)

NET INCOME ATTRIBUTABLE TO THE COMPANY	$442	$562	$466

The abbreviation OTTI above means other than temporary impairment losses.
The abbreviation OCI above means other comprehensive income (loss).
See Notes to Consolidated Financial Statements

Pacific Life Insurance Company and Subsidiaries
CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

	Years Ended December 31,
(In Millions)	2012	2011	2010

		(As Adjusted)	(As Adjusted)
NET INCOME	$510	$633	$516

Other comprehensive income, net of tax:
Unrealized gains on securities:
Unrealized holding gains arising during period	698	601	749
Reclassification adjustment for gains (loss) included in net income	(55)	54	(41)

Unrealized gains on securities	643	655	708

Holding gain (loss) on other securities		(8)	5

Other	2	(4)	(3)

Other comprehensive income	645	643	710

Comprehensive income	1,155	1,276	1,226

Less: comprehensive income attributable to the noncontrolling interest	(69)	(71)	(50)

COMPREHENSIVE INCOME ATTRIBUTABLE TO THE COMPANY	$1,086	$1,205	$1,176

See Notes to Consolidated Financial Statements

Pacific Life Insurance Company and Subsidiaries
CONSOLIDATED STATEMENTS OF EQUITY

				Accumulated Other
				Comprehensive Income (Loss)
				Unrealized
				Gain (Loss) On
				Derivatives
				and Securities		Total
	Common	Paid-in	Retained	Available for	Other,	Stockholder’s	Noncontrolling	Total
(In Millions)	Stock	Capital	Earnings	Sale, Net	Net	Equity	Interest	Equity

BALANCES, (As Adjusted) JANUARY 1, 2010	$30	$982	$5,445	($345)	($4)	$6,108	$231	$6,339
Comprehensive income:
Net income			466			466	50	516
Other comprehensive income				708	2	710		710

Total comprehensive income						1,176		1,226
Dividend to parent			(150)			(150)		(150)
Change in equity of noncontrolling interest							(30)	(30)

BALANCES, (As Adjusted) DECEMBER 31, 2010	30	982	5,761	363	(2)	7,134	251	7,385
Comprehensive income:
Net income			562			562	71	633
Other comprehensive income (loss)				655	(12)	643		643

Total comprehensive income						1,205		1,276
Dividend to parent			(125)			(125)		(125)
Non-cash dividend to parent			(21)			(21)		(21)
Change in equity of noncontrolling interest							12	12

BALANCES, (As Adjusted) DECEMBER 31, 2011	30	982	6,177	1,018	(14)	8,193	334	8,527
Comprehensive income:
Net income			442			442	68	510
Other comprehensive income				643	1	644	1	645

Total comprehensive income						1,086		1,155
Dividends to parent			(130)			(130)		(130)
Change in equity of noncontrolling interest							16	16

BALANCES, DECEMBER 31, 2012	$30	$982	$6,489	$1,661	($13)	$9,149	$419	$9,568

See Notes to Consolidated Financial Statements

Pacific Life Insurance Company and Subsidiaries
CONSOLIDATED STATEMENTS OF CASH FLOWS

	Years Ended December 31,
(In Millions)	2012	2011	2010

CASH FLOWS FROM OPERATING ACTIVITIES		(As Adjusted)	(As Adjusted)
Income from continuing operations	$510	$642	$516
Adjustments to reconcile income from continuing operations to net cash provided by operating activities:
Net accretion on fixed maturity securities	(119)	(116)	(136)
Depreciation and amortization	389	329	299
Deferred income taxes	(70)	75	53
Net realized investment loss	349	661	94
Other than temporary impairments	63	153	113
Net change in deferred policy acquisition costs	(199)	(663)	126
Interest credited to policyholder account balances	1,252	1,318	1,317
Net change in future policy benefits and other insurance liabilities	1,574	1,215	648
Other operating activities, net	(192)	(18)	(6)

NET CASH PROVIDED BY OPERATING ACTIVITIES BEFORE DISCONTINUED OPERATIONS	3,557	3,596	3,024
Net cash used in operating activities of discontinued operations	(2)	(7)

NET CASH PROVIDED BY OPERATING ACTIVITIES	3,555	3,589	3,024

CASH FLOWS FROM INVESTING ACTIVITIES
Fixed maturity and equity securities available for sale:
Purchases	(6,018)	(4,808)	(6,503)
Sales	2,446	3,159	3,572
Maturities and repayments	2,076	2,256	2,138
Repayments of mortgage loans	644	1,172	746
Fundings of mortgage loans and real estate	(1,157)	(2,177)	(870)
Proceeds from sale of real estate	443	41	25
Net change in policy loans	(186)	(122)	(181)
Change in restricted cash	(14)	(66)	7
Purchases of derivative instruments		(79)	(116)
Terminations of derivative instruments, net	188	172	(51)
Proceeds from nonhedging derivative settlements	129	151	9
Payments for nonhedging derivative settlements	(688)	(505)	(569)
Net change in collateral received or pledged	(546)	516	6
Purchases of and advance payments on aircraft leasing portfolio	(1,388)	(1,397)	(754)
Acquisition of retrocession business		192
Acquisition of pension advisory business		(45)
Other investing activities, net	166	345	240

NET CASH USED IN INVESTING ACTIVITIES	(3,905)	(1,195)	(2,301)

(Continued)
See Notes to Consolidated Financial Statements

Pacific Life Insurance Company and Subsidiaries
CONSOLIDATED STATEMENTS OF CASH FLOWS

	Years Ended December 31,
(In Millions)	2012	2011	2010

(Continued)		(As Adjusted)	(As Adjusted)
CASH FLOWS FROM FINANCING ACTIVITIES
Policyholder account balances:
Deposits	$5,453	$4,521	$4,272
Withdrawals	(6,224)	(6,599)	(5,162)
Net change in short-term debt	292		(105)
Issuance of long-term debt	1,130	1,124	1,815
Payments of long-term debt	(761)	(768)	(1,012)
Dividend to parent	(130)	(125)	(150)
Other financing activities, net	17	12	(30)

NET CASH USED IN FINANCING ACTIVITIES	(223)	(1,835)	(372)

Net change in cash and cash equivalents	(573)	559	351
Cash and cash equivalents, beginning of year	2,829	2,270	1,919

CASH AND CASH EQUIVALENTS, END OF YEAR	$2,256	$2,829	$2,270

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
Income taxes paid (received), net	$154	($7)	$113
Interest paid	$291	$222	$175

See Notes to Consolidated Financial Statements

Pacific Life Insurance Company and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
1.	ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION AND DESCRIPTION OF BUSINESS

Pacific Life Insurance Company (Pacific Life) was established in 1868 and is domiciled in the State of Nebraska as a stock life insurance company. Pacific Life is an indirect subsidiary of Pacific Mutual Holding Company (PMHC), a Nebraska mutual holding company, and a wholly owned subsidiary of Pacific LifeCorp, an intermediate Delaware stock holding company. PMHC and Pacific LifeCorp were organized pursuant to consent received from the California Department of Insurance and the implementation of a plan of conversion to form a mutual holding company structure in 1997 (the Conversion).

Pacific Life and its subsidiaries and affiliates have primary business operations consisting of life insurance, annuities, mutual funds, aircraft leasing and reinsurance.

BASIS OF PRESENTATION AND PRINCIPLES OF CONSOLIDATION

The accompanying consolidated financial statements of Pacific Life and its subsidiaries (the Company) have been prepared in accordance with accounting principles generally accepted in the United States of America (U.S. GAAP) and include the accounts of Pacific Life and its majority owned and controlled subsidiaries and variable interest entities (VIEs) in which the Company is the primary beneficiary. Noncontrolling interest is primarily comprised of private equity funds (Note 4). All significant intercompany transactions and balances have been eliminated in consolidation.

Pacific Life prepares its regulatory financial statements in accordance with statutory accounting practices prescribed or permitted by the Nebraska Department of Insurance (NE DOI), which is a comprehensive basis of accounting other than U.S. GAAP (Note 2). These consolidated financial statements materially differ from those filed with regulatory authorities.

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

In developing these estimates, management makes subjective and complex judgments that are inherently uncertain and subject to material change as facts and circumstances develop. Management has identified the following estimates as critical, as they involve a higher degree of judgment and are subject to a significant degree of variability:
•	The fair value of investments in the absence of quoted market values

•	Other than temporary impairment losses (OTTI) of investments

•	Application of the consolidation rules to certain investments

•	The fair value of and accounting for derivatives

•	Aircraft valuation and impairment

•	The capitalization and amortization of deferred policy acquisition costs (DAC)

•	The liability for future policyholder benefits

•	Accounting for income taxes

•	Accounting for business combinations

•	Accounting for reinsurance transactions

•	Litigation and other contingencies
Certain reclassifications have been made to the 2011 and 2010 consolidated financial statements to conform to the 2012 financial statement presentation.

The Company has evaluated events subsequent to December 31, 2012 through March 8, 2013, the date the consolidated financial statements were available to be issued. See Notes 13 and 21 for discussion of subsequent events.

RECENTLY ADOPTED ACCOUNTING PRONOUNCEMENTS

In May 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2011-04, which modifies the Accounting Standards Codification’s (Codification) Fair Value Measurements and Disclosures Topic. The Company adopted this new guidance as of December 31, 2012 and applied it prospectively. This guidance only impacted financial statement disclosures and had no impact on the Company’s consolidated financial statements.

In June 2011, the FASB issued ASU 2011-05 to the Codification’s Comprehensive Income Topic. ASU 2011-05 revises the manner in which a company presents comprehensive income on the financial statements, however, in December 2011, the FASB deferred a portion of the presentation requirements by issuing ASU 2011-12, “Deferral of the Effective Date for Amendments to the Presentation of Reclassifications of Items Out of Accumulated Other Comprehensive Income in Accounting Standards Update No. 2011-05”. ASU 2011-05 requires a company to present each component of net income along with total net income, each component of other comprehensive income (OCI) along with a total for OCI, and a total amount for comprehensive income. The Company adopted ASU 2011-05 as of December 31, 2012 after considering the deferral in ASU 2011-12 and included the new consolidated statements of comprehensive income immediately following the consolidated statements of operations. Retrospective adoption of this amendment did not have an impact on the Company’s financial position, results of operations or cash flows.

Effective January 1, 2012, the Company adopted ASU 2011-08 to the Codification’s Intangibles - Goodwill and Other Topic, which provides new guidance on goodwill impairment testing that simplifies how an entity tests goodwill for impairment. This new guidance allows a company to first assess qualitative factors to determine whether it is more likely than not that the fair value of a reporting unit is less than its carrying value as a basis for determining whether it needs to perform the quantitative two-step goodwill impairment test. Only if the company determines, based on qualitative assessment, that it is more likely than not that a reporting unit’s fair value is less than its carrying value will it be required to calculate the fair value of the reporting unit. The adoption had no impact on the Company’s consolidated financial statements.

In July 2010, the FASB issued ASU 2010-20 to the Codification’s Receivables Topic for “Disclosures about the Credit Quality of Financing Receivables and the Allowance for Credit Losses”, which requires enhanced disclosures related to the allowance for credit losses and the credit quality of a company’s financing receivable portfolio. New disclosures are intended to provide additional information regarding the nature of the risk associated with financing receivables and how the assessment of the risk is used to estimate the allowance for credit losses. The Company adopted this new guidance as of December 31, 2012 and applied it retrospectively. This guidance only impacted its financial statement disclosures and had no impact on the Company’s consolidated financial statements.

RETROSPECTIVE ADOPTION OF NEW ACCOUNTING PRONOUNCEMENT

In October 2010, the FASB issued ASU 2010-26 to the Codification’s Financial Services — Insurance Topic. ASU 2010-26 significantly amends the guidance applicable to accounting for costs associated with acquiring or renewing insurance contracts. The amendment specifies the following costs incurred in the acquisition of new and renewal contracts should be capitalized: 1) incremental direct costs of contract acquisition and 2) certain costs related directly to underwriting, policy issuance and processing, medical and inspecting, and sales force contract selling activities. This amendment also specifies that costs may only be capitalized based on successful contract acquisition efforts.

The Company adopted ASU 2010-26 on January 1, 2012. Financial information presented in the accompanying consolidated financial statements has been adjusted to reflect the retrospective adoption of this guidance. As a result of this accounting change, total equity as of January 1, 2011 and 2010 decreased by $545 million and $578 million, after tax, respectively, due to the reduction of the Company’s DAC asset for deferred costs that did not meet the provisions of the revised standard. The impact of the retrospective adoption on December 31, 2011 balances prior to adoption was a reduction in the DAC asset of $999 million and a reduction in total equity of $649 million, after tax. The impact of the retrospective adoption on net income amounts for the years ended December 31, 2011 and 2010 prior to adoption were decreases of $121 million and $6 million, respectively.

The following tables present the effects of the retrospective adoption of ASU 2010-26 to the Company’s consolidated financial statements prior to adoption, as applicable:

	Consolidated Statement of Financial Condition
	Prior to	Effect of	As Currently
	Adoption	Adoption	Reported
December 31, 2011:	(In Millions)
Assets:
DAC	$5,263	($999)	$4,264

Liabilities:
Other liabilities (Net deferred tax liability)	2,983	(350)	2,633

Equity:
Retained earnings	6,896	(719)	6,177
Accumulated other comprehensive income	934	70	1,004
Total Stockholder’s Equity	8,842	(649)	8,193
Total Equity	9,176	(649)	8,527

	Consolidated Statements of Operations
	Prior to	Effect of	As Currently
	Adoption	Adoption	Reported
For the year ended December 31, 2011:	(In Millions)
Expenses:
Commission expenses	$83	$39	$122
Operating and other expenses	1,293	148	1,441

Income from continuing operations before provision for income taxes	909	(187)	722
Provision for income taxes	146	(66)	80
Income from continuing operations	763	(121)	642
Net income	754	(121)	633
Net income attributable to the Company	683	(121)	562

For the year ended December 31, 2010:
Expenses:
Commission expenses	$831	$5	$836
Operating and other expenses	1,264	4	1,268

Income from continuing operations before provision for income taxes	585	(9)	576
Provision for income taxes	63	(3)	60
Income from continuing operations	522	(6)	516
Net income	522	(6)	516
Net income attributable to the Company	472	(6)	466

	Consolidated Statements of Equity
	Prior to	Effect of	As Currently
	Adoption	Adoption	Reported
Balances, January 1, 2011:	(In Millions)
Retained earnings	$6,359	($598)	$5,761
Accumulated other comprehensive income	308	53	361
Total Stockholder’s Equity	7,679	(545)	7,134
Total Equity	7,930	(545)	7,385

Balances, January 1, 2010:
Retained earnings	$6,037	($592)	$5,445
Accumulated other comprehensive income (loss)	(363)	14	(349)
Total Stockholder’s Equity	6,686	(578)	6,108
Total Equity	6,917	(578)	6,339

	Consolidated Statements of Equity
	Prior to	Effect of	As Currently
	Adoption	Adoption	Reported
For the year ended December 31, 2011:	(In Millions)
Net income attributable to the Company	$683	($121)	$562
Other comprehensive income	626	17	643
Total comprehensive income	1,309	(104)	1,205

For the year ended December 31, 2010:
Net income attributable to the Company	$472	($6)	$466
Other comprehensive income	671	39	710
Total comprehensive income	1,143	33	1,176

	Consolidated Statements of Cash Flows
	Prior to	Effect of	As Currently
	Adoption	Adoption	Reported
For the year ended December 31, 2011:	(In Millions)
Income from continuing operations	$763	($121)	$642
Adjustments to reconcile income from continuing operations to net cash provided by operating activities:
Deferred income taxes	141	(66)	75
Net change in deferred policy acquisition costs	(850)	187	(663)
Net cash provided by operating activities	3,589	-	3,589

For the year ended December 31, 2010:
Income from continuing operations	$522	($6)	$516
Adjustments to reconcile income from continuing operations to net cash provided by operating activities:
Deferred income taxes	56	(3)	53
Net change in deferred policy acquisition costs	116	10	126
Other operating activities, net	(5)	(1)	(6)
Net cash provided by operating activities	3,024	-	3,024

INVESTMENTS

Fixed maturity and equity securities available for sale are reported at estimated fair value, with unrealized gains and losses, net of adjustments related to DAC, future policy benefits and deferred income taxes, recognized as a component of OCI. For mortgage-backed securities and asset-backed securities included in fixed maturity securities available for sale, the Company recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When estimates of prepayments change, the effective yield is recalculated to reflect actual payments to date and anticipated future payments. For fixed rate securities, the net investment in the securities is adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the securities. These adjustments are reflected in net investment income.

Investment income consists primarily of interest and dividends, net investment income from partnership interests, prepayment fees on fixed maturity securities and mortgage loans, and income from certain derivatives. Interest is recognized on an accrual basis and dividends are recorded on the ex-dividend date. Amortization of premium and accretion of discount on fixed maturity securities is recorded using the effective interest method.

The Company’s available for sale securities are regularly assessed for OTTI. If a decline in the estimated fair value of an available for sale security is deemed to be other than temporary, the OTTI is recognized equal to the difference between the estimated fair value and net carrying amount of the security. If the OTTI for a fixed maturity security is attributable to both credit and other factors, then the OTTI is bifurcated and the non credit related portion is recognized in OCI while the credit portion is recognized in earnings. If the OTTI is related to credit factors only, it is recognized in earnings.

The evaluation of OTTI is a quantitative and qualitative process subject to significant estimates and management judgment. The Company has controls and procedures in place to monitor securities and identify those that are subject to greater analysis for OTTI. The Company has an investment impairment committee that reviews and evaluates securities for potential OTTI at least on a quarterly basis.

In evaluating whether a decline in value is other than temporary, the Company considers many factors including, but not limited to, the following: the extent and duration of the decline in value; the reasons for the decline (credit event, currency, interest rate related, or spread widening); the ability and intent to hold the investment for a period of time to allow for a recovery of value; and the financial condition of and near-term prospects of the issuer.

Analysis of the probability that all cash flows will be collected under the contractual terms of a fixed maturity security and determination as to whether the Company does not intend to sell the security and that it is more likely than not that the Company will not be required to sell the security before recovery of the investment are key factors in determining whether a fixed maturity security is other than temporarily impaired.

For mortgage-backed and asset-backed securities, the Company evaluates the performance of the underlying collateral and projected future discounted cash flows. In projecting future discounted cash flows, the Company incorporates inputs from third-party sources and applies reasonable judgment in developing assumptions used to estimate the probability and timing of collecting all contractual cash flows.

In evaluating investment grade perpetual preferred securities, which do not have final contractual cash flows, the Company applies OTTI considerations used for debt securities, placing emphasis on the probability that all cash flows will be collected under the contractual terms of the security and the Company’s intent and ability to hold the security to allow for a recovery of value. Perpetual preferred securities are reported as equity securities as they are structured in equity form, but have significant debt-like characteristics, including periodic dividends, call features, and credit ratings and pricing similar to debt securities.

Realized gains and losses on investment transactions are determined on a specific identification basis and are included in net realized investment gain (loss).

Mortgage loans on real estate are carried at their unpaid principal balance, net of deferred origination fees and write-downs. Mortgage loans are considered to be impaired when management estimates that based upon current information and events, it is probable that the Company will not be able to collect all amounts due according to the contractual terms of the mortgage loan agreement. For mortgage loans deemed to be impaired, an impairment loss is recorded when the carrying amount is greater than the Company’s estimated fair value of the underlying collateral of the loan. When the underlying collateral of the mortgage loan is greater than the carrying amount, the mortgage loan is not considered to have an impaired loss and no write-down is recorded.

Policy loans are stated at unpaid principal balances.

Other investments primarily consist of partnerships and joint ventures, real estate investments, derivative instruments, non-marketable equity securities, low income housing investments qualifying for tax credits (LIHTC), trading securities, and securities of consolidated investment fund companies that operate under the Investment Company Act of 1940 (40 Act Funds). Partnership and joint venture interests are recorded under the cost or equity method of accounting. Real estate investments are carried at depreciated cost, net of write-downs, or, for real estate acquired in satisfaction of debt, estimated fair value at the date of acquisition, if lower than the related unpaid balance. Non-marketable equity securities are carried at estimated fair value with unrealized gains or losses recognized in OCI. Trading securities and the securities of the 40 Act Funds are reported at estimated fair value with changes in estimated fair value included in net realized investment gain (loss).

Real estate investments are evaluated for impairment based on the future estimated undiscounted cash flows expected to be received during the estimated holding period. When the future estimated undiscounted cash flows are less than the current carrying value of the property (gross cost less accumulated depreciation), the property is considered impaired and will be written-down to its estimated fair value.

Investments in LIHTC are recorded under the effective interest method since they meet certain requirements, including a projected positive yield based solely on guaranteed credits. The amortization of the original investment and the tax credits are recorded in the provision for income taxes.

All derivatives, whether designated in hedging relationships or not, are required to be recorded at estimated fair value. If the derivative is designated as a cash flow hedge, the effective portion of changes in the estimated fair value of the derivative is recorded in OCI and recognized in earnings when the hedged item affects earnings. See discussion of the discontinuance of cash flow hedge accounting for insurance operations in Note 10. If the derivative is designated as a fair value hedge, changes in the estimated fair value of the hedging derivative, including amounts measured as ineffectiveness, and changes in the estimated fair value of the hedged item related to the designated risk being hedged, are reported in net realized investment gain (loss). The change in estimated value of the hedged item associated with the risk being hedged is reflected as an adjustment to the carrying amount of the hedged item. For derivative instruments not designated as hedges, the change in estimated fair value of the derivative is recorded in net realized investment gain (loss).

The periodic cash flows for all hedging derivatives are recorded consistent with the hedged item on an accrual basis. For derivatives that are hedging securities, these amounts are included in net investment income. For derivatives that are hedging liabilities, these amounts are included in interest credited to policyholder account balances or interest expense, which is included in operating and other expenses. For derivatives not designated as hedging instruments, the periodic cash flows are reflected in net realized investment gain (loss) on an accrual basis. Upon termination of a cash flow hedging relationship, the accumulated amount in OCI is amortized into net investment income or interest credited to policyholder account balances over the remaining life of the hedged item. Upon termination of a fair value hedging relationship, the accumulated adjustment to the carrying value of the hedged item is amortized into net investment income or interest expense, which is included in operating and other expenses, or interest credited to policyholder account balances over its remaining life.

CASH AND CASH EQUIVALENTS

Cash and cash equivalents include all investments with a maturity of three months or less from purchase date. Cash equivalents consist primarily of U.S. Treasury bills and money market securities.

RESTRICTED CASH

Restricted cash primarily consists of liquidity reserves related to VIEs, security deposits, commitment fees, maintenance reserve payments and rental payments received from certain lessees related to the aircraft leasing business.

DEFERRED POLICY ACQUISITION COSTS

The direct and incremental costs associated with the successful acquisition of new or renewal insurance business; principally commissions, medical examinations, underwriting, policy issue and other expenses; are deferred and recorded as an asset referred to as DAC. DAC related to internally replaced contracts (as defined in the Codification’s Financial Services — Insurance Topic), is immediately written off to expense and any new deferrable expenses associated with the replacement are deferred if the contract modification substantially changes the contract. However, if the contract modification does not substantially change the contract, the existing DAC asset remains in place and any acquisition costs associated with the modification are immediately expensed. The Company defers sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize DAC.

For universal life (UL), variable annuities and other investment-type contracts, acquisition costs are amortized through earnings in proportion to the present value of estimated gross profits (EGPs) from projected investment, mortality and expense margins, and surrender charges over the estimated lives of the contracts. Actual gross margins or profits may vary from management’s estimates, which can increase or decrease the rate of DAC amortization. DAC related to traditional policies is amortized through earnings over the premium-paying period of the related policies in proportion to premium revenues recognized, using assumptions and estimates consistent with those used in computing policy reserves. DAC related to certain unrealized components in OCI, primarily unrealized gains and losses on securities available for sale, is adjusted with corresponding charges or benefits, respectively, directly to equity through OCI.

Effective October 1, 2011, the Company changed its DAC amortization method for periods when actual gross profits (AGPs) are negative. During reporting periods of negative AGPs, DAC amortization may be negative, which would result in an increase to the DAC balance. The specific facts and circumstances surrounding the potential negative amortization are evaluated to determine whether it is appropriate for recognition in the consolidated financial statements. Negative amortization is only recorded when the increased DAC balance is determined to be recoverable and is also limited to amounts originally deferred plus interest.

Significant assumptions in the development of EGPs include investment returns, surrender and lapse rates, rider utilization, interest spreads, and mortality margins. The Company’s long-term assumption for the underlying separate account investment return ranges up to 8.0%. A change in the assumptions utilized to develop EGPs results in a change to amounts expensed in the reporting period in which the change was made by adjusting the DAC balance to the level DAC would have been had the EGPs been calculated using the new assumptions over the entire amortization period. In general, favorable experience variances result in increased expected future profitability and may lower the rate of DAC amortization, whereas unfavorable experience variances result in decreased expected future profitability and may increase the rate of DAC amortization. All critical assumptions utilized to develop EGPs are evaluated at least annually and necessary revisions are made to certain assumptions to the extent that actual or anticipated experience necessitates such a prospective change. The Company may also identify and implement actuarial modeling refinements to projection models that may result in increases or decreases to the DAC asset.

The DAC asset is reviewed periodically to ensure that the unamortized balance does not exceed expected recoverable EGPs.

AIRCRAFT LEASING PORTFOLIO

Aircraft are recorded at depreciated cost, which includes certain acquisition costs. Depreciation to estimated residual values is computed using the straight-line method over the estimated useful lives of the aircraft. Major improvements to aircraft are capitalized when incurred and depreciated over the shorter of the remaining useful life of the aircraft or the useful life of the improvement. The Company evaluates carrying values of aircraft generally quarterly or based upon changes in market and other physical and economic conditions that indicate the carrying amount of the aircraft may not be recoverable. The Company will record impairments to recognize a loss in the value of the aircraft when management believes that, based on future estimated undiscounted cash flows, the recoverability of the Company’s investment in an aircraft has been impaired.

GOODWILL

Goodwill represents the excess of acquisition costs over the fair value of net assets acquired. Goodwill is not amortized but is reviewed for impairment at least annually or more frequently if events occur or circumstances indicate that the goodwill might be impaired. Goodwill is included in other assets and decreased to $101 million as of December 31, 2012 from $87 million as of December 31, 2011 due to the finalization of acquisition accounting. There were no goodwill impairment write-downs during the years ended December 31, 2012, 2011 and 2010.

POLICYHOLDER ACCOUNT BALANCES

Policyholder account balances on UL and certain investment-type contracts, such as funding agreements and guaranteed interest contracts (GICs), are valued using the retrospective deposit method and are equal to accumulated account values, which consist of deposits received, plus interest credited, less withdrawals and assessments. Other investment-type contracts such as payout annuities without life contingencies are valued using a prospective method that estimates the present value of future contract cash flows at the assumed credited or contract rate. Interest credited to these contracts primarily ranged from 0.2% to 7.7%.

FUTURE POLICY BENEFITS

Annuity reserves, which primarily consist of group retirement and structured settlement annuities with life contingencies, are equal to the present value of estimated future payments using pricing assumptions, as applicable, for interest rates, mortality, morbidity, retirement age and expenses. Interest rates used in establishing such liabilities ranged from 0.4% to 11.0%.

The Company offers variable annuity contracts with guaranteed minimum benefits, including guaranteed minimum death benefits (GMDBs) and riders with guaranteed living benefits (GLBs) that guarantee net principal over a ten-year holding period or a minimum withdrawal benefit over specified periods, subject to certain restrictions. If the guarantee includes a benefit that is only attainable upon annuitization or is wholly life contingent (e.g. GMDBs or guaranteed minimum withdrawal benefits for life), it is accounted for as an insurance liability (Note 12). All other GLB guarantees are accounted for as embedded derivatives (Note 10).

Policy charges assessed against policyholders that represent compensation to the Company for services to be provided in future periods, or for consideration for origination of the contract, are deferred as an unearned revenue reserves (URR), and recognized in revenue over the expected life of the contract using the same methods and assumptions used to amortize DAC. Unearned revenue related to certain unrealized components in OCI, primarily unrealized gains and losses on securities available for sale, is recorded to equity through OCI.

Life insurance reserves are valued using the net level premium method on the basis of actuarial assumptions appropriate at policy issue. Mortality and persistency assumptions are generally based on the Company’s experience, which, together with interest and expense assumptions, include a margin for possible unfavorable deviations. Interest rate assumptions ranged from 3.0% to 9.3%. Future dividends for participating business are provided for in the liability for future policy benefits.

As of December 31, 2012 and 2011, participating experience rated policies paying dividends represent less than 1% of direct life insurance in force.

Estimates of future policy benefit reserves and liabilities are continually reviewed and, as experience develops, are adjusted as necessary. Such changes in estimates are included in earnings for the period in which such changes occur.

REINSURANCE

The Company has ceded reinsurance agreements with other insurance companies to limit potential losses, reduce exposure arising from larger risks, provide additional capacity for future growth and also assumes reinsurance agreements. As part of a strategic alliance, the Company also reinsures risks associated with policies written by an independent producer group through modified coinsurance and yearly renewable term (YRT) arrangements with this producer group’s reinsurance company. The ceding of risk does not discharge the Company from its primary obligations to contract owners. To the extent that the assuming companies become unable to meet their obligations under reinsurance contracts, the Company remains contingently liable. Each reinsurer is reviewed to evaluate its financial stability before entering into each reinsurance contract and throughout the period that the reinsurance contract is in place. In August 2011, the Company acquired a retrocession business (Note 5).

All assets associated with business reinsured on a modified coinsurance basis remain with, and under the control of, the Company. As part of its risk management process, the Company routinely evaluates its reinsurance programs and may change retention limits, reinsurers or other features at any time.

Reinsurance accounting is utilized for ceded and assumed transactions when risk transfer provisions have been met. To meet risk transfer requirements, a reinsurance contract must include insurance risk, consisting of both underwriting and timing risk, and a reasonable possibility of a significant loss to the reinsurer.

Reinsurance premiums ceded and reinsurance recoveries on benefits and claims incurred are deducted from their respective revenue and benefit and expense accounts. Prepaid reinsurance premiums, included in other assets, are premiums that are paid in advance for future coverage. Reinsurance recoverables, included in other assets, include balances due from reinsurance companies for paid and unpaid losses. Amounts receivable and payable are offset for account settlement purposes for contracts where the right of offset exists.

REVENUES, BENEFITS AND EXPENSES

Premiums from annuity contracts with life contingencies and traditional life and term insurance contracts are recognized as revenue when due. Benefits and expenses are provided against such revenues to recognize profits over the estimated lives of the contracts by providing for liabilities for future policy benefits, expenses of contract administration and DAC amortization.

Receipts for UL and investment-type contracts are reported as deposits to either policyholder account balances or separate account liabilities and are not included in revenue. Policy fees consist of mortality charges, surrender charges and expense charges that have been earned and assessed against related account values during the period and also include the amortization of URR. The timing of policy fee revenue recognition is determined based on the nature of the fees. Benefits and expenses include policy benefits and claims incurred in the period that are in excess of related policyholder account balances, interest credited to policyholder account balances, expenses of contract administration and the amortization of DAC.

Investment advisory fees are primarily fees earned by Pacific Life Fund Advisors LLC (PLFA), a wholly owned subsidiary of Pacific Life, which serves as the investment advisor for the Pacific Select Fund, an investment vehicle provided to the Company’s variable universal life (VUL) and variable annuity contract holders, and the Pacific Life Funds, the investment vehicle for the Company’s mutual fund products. These fees are based upon the net asset value of the underlying portfolios and are recorded as earned. Related subadvisory expense is included in operating and other expenses and recorded when incurred.

Aircraft leases, which are structured as triple net leases, are accounted for as operating leases. Aircraft leasing revenue is recognized ratably over the terms of the lease agreements.

DEPRECIATION AND AMORTIZATION

Aircraft and certain other assets are depreciated or amortized using the straight-line method over estimated useful lives, which range from three to 40 years. Depreciation and amortization of aircraft under operating leases and certain other assets are included in operating and other expenses. Depreciation of investment real estate is computed using the straight-line method over estimated useful lives, which range from five to 30 years, and is included in net investment income.

INCOME TAXES

Pacific Life and its includable subsidiaries are included in the consolidated Federal income tax return of PMHC. Pacific Life, Pacific Life & Annuity Company (PL&A), an Arizona domiciled life insurance company, and Pacific Alliance Reinsurance Company of Vermont (PAR Vermont), a Vermont-based life reinsurance company, both wholly owned by Pacific Life, are taxed as life insurance companies for Federal income tax purposes. Pacific Life Reinsurance Company II Limited (PLRC), a Barbados-based life reinsurance company formed in 2012 and wholly owned by Pacific Life, files a separate Federal tax return. Pacific Life’s non-insurance subsidiaries are either included in PMHC’s combined California franchise tax return or, if necessary, file separate state tax returns. Companies included in the consolidated Federal income tax return of PMHC and/or the combined California franchise tax return of PMHC are allocated tax expense or benefit based principally on the effect of including their operations in PMHC’s returns under a tax sharing agreement. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax basis. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years the differences are expected to be recovered or settled.

CONTINGENCIES

Each reporting cycle, the Company evaluates all identified contingent matters on an individual basis. A loss is recorded if probable and reasonably estimable. The Company establishes reserves for these contingencies at the best estimate, or, if no one amount within the range of possible losses is more probable than any other, the Company records an estimated reserve at the low end of the range of losses.

SEPARATE ACCOUNTS

Separate accounts primarily include variable annuity and life contracts, as well as other guaranteed and non-guaranteed accounts. Separate account assets are recorded at estimated fair value and represent legally segregated contract holder funds. A separate account liability is recorded equal to the amount of separate account assets. Deposits to separate accounts, investment income and realized and unrealized gains and losses on the separate account assets accrue directly to contract holders and, accordingly, are not reflected in the consolidated statements of operations or cash flows. Amounts charged to the separate account for mortality, surrender and expense charges are included in revenues as policy fees.

For separate account funding agreements in which the Company provides a guarantee of principal and interest to the contract holder and bears all the risks and rewards of the investments underlying the separate account, the related investments and liabilities are recognized as investments and liabilities in the consolidated statements of financial condition. Revenue and expenses are recognized within the respective revenue and benefit and expense lines in the consolidated statements of operations.

Separate account funding agreement liabilities were $106 million and $107 million as of December 31, 2012 and 2011, respectively.

ESTIMATED FAIR VALUE OF FINANCIAL INSTRUMENTS

The estimated fair value of financial instruments has been determined using available market information and appropriate valuation methodologies. However, considerable judgment is often required to interpret market data to develop the estimates of fair value. Accordingly, the estimates presented may not be indicative of the amounts the Company could realize in a current market exchange. The use of different market assumptions and/or estimation methodologies could have a significant effect on the estimated fair value amounts.

2.	STATUTORY FINANCIAL INFORMATION AND DIVIDEND RESTRICTIONS

STATUTORY ACCOUNTING PRACTICES

Pacific Life prepares its regulatory financial statements in accordance with statutory accounting practices prescribed or permitted by the NE DOI, which is a comprehensive basis of accounting other than U.S. GAAP. Statutory accounting practices primarily differ from U.S. GAAP by charging policy acquisition costs to expense as incurred, recognizing certain policy fees as revenue when billed, establishing future policy benefit liabilities using different actuarial assumptions, reporting surplus notes as surplus instead of debt, as well as the valuation of investments and certain assets and accounting for deferred income taxes on a different basis.

As of December 31, 2012 and 2011, Pacific Life had two permitted practices. Under the first permitted practice, Pacific Life utilizes book value accounting for certain guaranteed separate account funding agreements. The underlying separate account assets are recorded at book value instead of at fair value as required by National Association of Insurance Commissioners (NAIC) Accounting Practices and Procedures Manual (NAIC SAP). As of December 31, 2012 and 2011, the underlying separate account assets had unrealized losses of zero and $25 million, respectively. Under the second permitted practice, investments in Working Capital Finance Notes (WCFN), an investment being considered by the NAIC for admissibility, are recorded as admitted assets provided they are rated by the NAIC Securities Valuation Office as an NAIC 1 or 2 investment. As of December 31, 2012 and 2011, admitted WCFN investments totaled $92 million and $29 million, respectively.

The NE DOI has a prescribed accounting practice for certain synthetic GIC reserves that differs from NAIC SAP. The NE DOI reserve method is based on an annual accumulation of 30% of the contract fees on synthetic GICs and is subject to a maximum of 150% of the annualized contract fees. This reserve amounted to $43 million and $36 million as of December 31, 2012 and 2011, respectively, and has been recorded by Pacific Life. The NAIC SAP basis for this reserve equals the excess, if any, of the value of guaranteed contract liabilities over the market value of the assets in the segregated portfolio less deductions based on asset valuation reserve factors. As of December 31, 2012 and 2011, the reserve for synthetic GICs using the NAIC SAP basis was zero.

STATUTORY NET INCOME (LOSS) AND SURPLUS

Statutory net income (loss) of Pacific Life was $962 million, ($735) million and $741 million for the years ended December 31, 2012, 2011 and 2010, respectively. Statutory capital and surplus of Pacific Life was $6,175 million and $5,577 million as of December 31, 2012 and 2011, respectively.

RISK-BASED CAPITAL

Risk-based capital is a method developed by the NAIC to measure the minimum amount of capital appropriate for an insurance company to support its overall business operations in consideration of its size and risk profile. The formulas for determining the amount of risk-based capital specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. Additionally, certain risks are required to be measured using actuarial cash flow modeling techniques, subject to formulaic minimums. The adequacy of a company’s actual capital is measured by a comparison to the risk-based capital results. Companies below minimum risk-based capital requirements are classified within certain levels, each of which requires specified corrective action. As of December 31, 2012 and 2011, Pacific Life, PL&A and PAR Vermont exceeded the minimum risk-based capital requirements.

NO LAPSE GUARANTEE RIDER REINSURANCE

Certain no lapse guarantee rider (NLGR) benefits of Pacific Life’s UL insurance products are subject to Actuarial Guideline 38 (AG 38) statutory reserving requirements. AG 38 results in additional statutory reserves on UL products with NLGRs issued after June

30, 2005. Substantially all statutory reserves relating to NLGRs issued after June 30, 2005 through approximately March 31, 2010 were ceded from Pacific Life to PAR Vermont under a reinsurance agreement. In August 2011, PAR Vermont was accredited as an authorized reinsurer in Nebraska. Funded economic reserves and a letter of credit, approved as an admitted asset for PAR Vermont for statutory accounting, were issued and will continue to be held in a trust with Pacific Life as beneficiary. See Note 21.

DIVIDEND RESTRICTIONS

The payment of dividends by Pacific Life to Pacific LifeCorp is subject to restrictions set forth in the State of Nebraska insurance laws. These laws require (i) notification to the NE DOI for the declaration and payment of any dividend and (ii) approval by the NE DOI for accumulated dividends within the preceding twelve months that exceed the greater of 10% of statutory policyholder surplus as of the preceding December 31 or statutory net gain from operations for the preceding twelve months ended December 31. Generally, these restrictions pose no short-term liquidity concerns for Pacific LifeCorp. Based on these restrictions and 2012 statutory results, Pacific Life could pay $774 million in dividends in 2013 to Pacific LifeCorp without prior approval from the NE DOI, subject to the notification requirement. During the years ended December 31, 2012, 2011 and 2010, Pacific Life paid dividends as determined on an NAIC SAP basis to Pacific LifeCorp of $133 million, $125 million and $150 million, respectively.

The maximum amount of ordinary dividends that can be paid by PL&A to Pacific Life without restriction cannot exceed the lesser of 10% of statutory surplus as regards to policyholders, or the statutory net gain from operations. Based on this limitation and 2012 statutory results, PL&A could pay $35 million in dividends to Pacific Life in 2013 without prior regulatory approval. No dividends were paid during 2012, 2011 and 2010.

3.	CLOSED BLOCK

In connection with the Conversion, an arrangement known as a closed block (the Closed Block) was established, for dividend purposes only, for the exclusive benefit of certain individual life insurance policies that had an experience based dividend scale for 1997. The Closed Block was designed to give reasonable assurance to holders of the Closed Block policies that policy dividends will not change solely as a result of the Conversion.

Assets that support the Closed Block, which are primarily included in fixed maturity securities and policy loans, amounted to $293 million and $289 million as of December 31, 2012 and 2011, respectively. Liabilities allocated to the Closed Block, which are primarily included in future policy benefits, amounted to $298 million and $301 million as of December 31, 2012 and 2011, respectively. The net contribution to income from the Closed Block was $2 million, $1 million, and zero for the years ended December 31, 2012, 2011 and 2010, respectively.

4.	VARIABLE INTEREST ENTITIES

The Company evaluates its interests in VIEs on an ongoing basis and consolidates those VIEs in which it has a controlling financial interest and is thus deemed to be the primary beneficiary. A controlling financial interest has both of the following characteristics: (i) the power to direct the activities of the VIE that most significantly impact the VIE’s economic performance, and (ii) the obligation to absorb losses of the VIE that could potentially be significant to the VIE or the right to receive benefits from the VIE that could potentially be significant to the VIE. Creditors or beneficial interest holders of VIEs, where the Company is the primary beneficiary, have no recourse against the Company in the event of default by these VIEs.

The following table presents, as of December 31, 2012 and 2011, (i) the consolidated assets, consolidated liabilities and maximum exposure to loss relating to VIEs, which the Company has consolidated because it is the primary beneficiary or (ii) the net carrying amount and maximum exposure to loss relating to VIEs in which the Company holds a significant variable interest, but has not consolidated because it is not the primary beneficiary (In Millions):

	Primary Beneficiary			Not Primary Beneficiary
			Maximum	Net	Maximum
	Consolidated	Consolidated	Exposure to	Carrying	Exposure to
	Assets	Liabilities	Loss	Amount	Loss
December 31, 2012:
Aircraft securitizations	$1,782	$1,139	$678
Investment funds	456	18	69	$40	$40
Asset-backed securities				106	106

Total	$2,238	$1,157	$747	$146	$146

December 31, 2011:
Aircraft securitizations	$2,070	$1,466	$604
Investment funds	377	22	50
Asset-backed securities				$105	$105

Total	$2,447	$1,488	$654	$105	$105

AIRCRAFT SECURITIZATIONS

Aviation Capital Group Corp. (ACG), a wholly owned subsidiary of Pacific Life engaged in the acquisition and leasing of commercial aircraft, has sponsored three financial asset securitizations secured by interests in aircraft. ACG serves as the remarketing agent and provides various aircraft related services in all three securitizations for a fee. This fee is eliminated for the two consolidated securitizations and is included in other income as earned for the unconsolidated securitization.

In 2005, ACG sponsored a securitization transaction whereby Aviation Capital Group Trust III (ACG Trust III) acquired 74 of ACG’s aircraft through a private placement note offering in the amount of $1,860 million. ACG owns 100% of the equity and has a controlling financial interest in this VIE. Therefore, ACG was determined to be the primary beneficiary of this VIE and ACG Trust III is consolidated into the consolidated financial statements of the Company. These private placement notes are the obligation of ACG Trust III and represent debt that is non-recourse to the Company (Note 13). VIE non-recourse debt consolidated from ACG Trust III was $632 million and $795 million as of December 31, 2012 and 2011, respectively. As of December 31, 2012 and 2011, the maximum exposure to loss, based on the Company’s interest in ACG Trust III, was $407 million and $397 million, respectively.

In 2003, ACG sponsored a securitization transaction whereby Aviation Capital Group Trust II (ACG Trust II) acquired 37 of ACG’s aircraft through a private placement note offering in the amount of $1,027 million. ACG owns 100% of the equity and has a controlling financial interest in this VIE. Therefore, ACG was determined to be the primary beneficiary of this VIE and ACG Trust II is consolidated into the consolidated financial statements of the Company. These private placement notes are the obligation of ACG Trust II and represent debt that is non-recourse to the Company (Note 13). VIE non-recourse debt consolidated from ACG Trust II was $215 million and $335 million as of December 31, 2012 and 2011, respectively. As of December 31, 2012 and 2011, the maximum exposure to loss, based on the Company’s interest in ACG Trust II, was $271 million and $207 million, respectively.

In 2000, ACG sponsored a financial asset securitization of aircraft to Aviation Capital Group Trust (Aviation Trust). ACG and Pacific Life are beneficial interest holders in Aviation Trust. Aviation Trust is not consolidated as ACG is not the primary beneficiary as ACG does not have the obligation to absorb losses of Aviation Trust that could potentially be significant to Aviation Trust or the right to receive benefits from Aviation Trust that could potentially be significant to it. The carrying value is comprised of beneficial interests issued by Aviation Trust. As of December 31, 2012 and 2011, the maximum exposure to loss, based on carrying value, was zero.

INVESTMENT FUNDS

Investment funds are primarily private equity funds (the Funds), which are limited partnerships that invest in private equity investments for outside investors, where the Company is the general partner. The Company provides investment management services to the Funds for a fee and receives carried interest based upon the performance of the Funds. The Funds are a VIE due to the purpose and design of the Funds and the lack of control by the other equity investors. The Company has determined itself to be the primary beneficiary since it has a controlling financial interest in the Funds and the Funds are consolidated into the consolidated financial statements of the Company. The Company has not guaranteed the performance, liquidity or obligations of the Funds, and the Company’s maximum exposure to loss is equal to the carrying amounts of its retained interest. VIE non-recourse debt consolidated from the Funds was $18 million and $20 million as of December 31, 2012 and 2011, respectively (Note 13).

In 2012, ACG made a limited partnership investment in an aviation-related limited partnership investment fund (Aviation Fund) for which it is a minority investor and not the sponsor. The Aviation Fund’s investment focus is on aviation-related assets, including aircraft, aviation-related asset-backed securities and securitized aircraft. The Aviation Fund is a VIE due to the lack of control by equity investors. In addition to its limited partnership investment, ACG agreed to provide aircraft-related management services for any aircraft, engine or tangible asset acquired by the Aviation Fund for a fee and minority interest in the general partnership. ACG determined it was not the primary beneficiary as it does not have the authority to direct the activities of the VIE that most significantly impact the VIE’s economic performance. As of December 31, 2012, the carrying amount of its limited partnership investment and maximum exposure to loss was $40 million, and is included in other investments.

ASSET-BACKED SECURITIES

As part of the Company’s investment strategy, the Company purchases primarily investment grade beneficial interests issued from bankruptcy-remote special purpose entities (SPEs), which are collateralized by financial assets including corporate debt. The Company has not guaranteed the performance, liquidity or obligations of the SPEs, and the Company’s maximum exposure to loss is limited to its carrying value of the beneficial interests in the SPEs. The Company has no liabilities related to these VIEs. The Company has determined that it is not the primary beneficiary of these entities since it does not have the power to direct their financial activities. Therefore, the Company does not consolidate these entities. The investments are reported as fixed maturity securities available for sale.

OTHER NON-CONSOLIDATED VIEs

As part of normal investment activities, the Company will make passive investments in structured securities and limited partnerships for which it is not the sponsor. The structured security investments include residential mortgage-backed securities (RMBS), commercial mortgage-backed securities (CMBS), collateralized debt obligations, and other asset-backed securities which are reported in fixed maturities securities available for sale. The limited partnership investments include private equity funds and real estate funds which are reported in other investments. For these investments, the Company determined it is not the primary beneficiary due to the relative size of the Company’s investment in comparison to the original amount issued by the VIEs. In addition, the Company does not have the authority to direct the activities of these VIEs that most significantly impact the VIEs economic performance. The Company’s maximum exposure to loss is limited to the amount of its carrying value. See Note 8 for the carrying amount and estimated fair value of the structured security investments. The Company’s carrying value of limited partnerships was $906 million and $789 million as of December 31, 2012 and 2011, respectively. The Company’s unfunded commitment to the limited partnerships was $476 million and $621 million as of December 31, 2012 and 2011, respectively.

5.	BUSINESS ACQUISITIONS

On August 31, 2011, Pacific Life and Pacific Life Reinsurance (Barbados) Limited (PLRB), a newly formed insurer and wholly owned subsidiary of Pacific LifeCorp, acquired Manulife Financial Corporation’s retrocession business. The acquisition was structured utilizing five coinsurance transactions in which Pacific Life entered into three contracts covering the lives of U.S. persons and PLRB entered into two contracts covering non-U.S. persons. By operation of the five reinsurance transactions, Pacific Life and PLRB each obtained control of a business requiring the application of the acquisition accounting provisions of the Codification’s Business Combinations Topic.

The acquisition allows Pacific Life to gain access to a large block of mortality-based business without adding significant concentration risk. The addition of this mortality risk helps Pacific Life diversify its overall risk profile by providing balance against the more volatile risks of equity, credit, and interest rates. The expectation is that the acquired retrocession business will also provide a platform to generate new business. For financial reporting purposes, the retrocession business is a component of the Company’s reinsurance segment.

Ceding commissions in the form of non-cash consideration in connection with the acquisition of the U.S. life business by Pacific Life and the non-U.S. life business by PLRB was $198 million and $39 million, respectively. In anticipation of the acquisition, Pacific LifeCorp invested $120 million of capital in PLRB. Pacific Life incurred acquisition-related costs of $6 million, which is included in operating and other expenses for the year ended December 31, 2011. PLRB capitalized $5 million of debt issuance cost.

Pacific Life and PLRB finalized the acquisition accounting in the third quarter of 2012. Included in the amounts below were the following adjustments made by the Company as a result of changes in the finalized estimated fair value amounts as compared to the initial estimate of assets acquired and liabilities assumed: value of business acquired decreased $3 million, receivables increased $91 million, other assets increased $35 million, future policy benefits increased $185 million, other liabilities decreased $66 million and a gain on acquisition of $4 million was recognized.

The following table presents the estimated fair value of the assets acquired and liabilities assumed on August 31, 2011:

	Pacific Life	PLRB	Combined
Assets acquired:	(In Millions)
Cash	$192	$520	$712
Value of business acquired (1)	69	12	81
Receivables (2)	3	88	91
Other assets	27	8	35
Goodwill (2)	20		20

Total assets	$311	$628	$939

Liabilities assumed:
Future policy benefits	$219	$592	$811
Other liabilities	92	32	124

Total liabilities	311	624	935

Gain on acquisition		4	4

Total liabilities and gain on acquisition	$311	$628	$939

(1) Included in DAC (2) Included in other assets
On July 29, 2011, Pacific Global Advisors LLC (PGA), a wholly owned subsidiary of Pacific Life, acquired JP Morgan Chase’s Pension Advisory Group. PGA’s target market is businesses and plan trustees managing employee defined benefit retirement plans. PGA’s expertise is in the delivery of advisory services concentrated in the areas of liability-driven investing, hedging, risk management, and actuarial services. This acquisition allows Pacific Life to strengthen its ability to deliver financial security solutions to retirement plans sponsors and trustees. PGA will also provide additional diversification to Pacific Life’s business mix.

PGA paid $45 million to acquire the pension advisory business. In anticipation of the acquisition, Pacific Life invested $48 million of capital in PGA. The Company incurred acquisition-related expense of $5 million, which is included in operating and other expenses for the year ended December 31, 2011. The Company has obtained all the necessary information to establish the fair value of the assets acquired and the liabilities assumed as required by U.S. GAAP. The Company finalized the acquisition accounting in the first quarter of 2012, which did not result in any adjustments from the initial estimate.

The following table presents the estimated fair value of the assets acquired and liabilities assumed on July 29, 2011 (In Millions):

Assets acquired:
Intangibles (1)	$7
Goodwill (1)	38

Total assets	$45

Liabilities assumed:
Other liabilities	-

Total liabilities	-

(1) Included in other assets
6.	DISCONTINUED OPERATIONS

The Company’s former broker-dealer operations have been reflected as discontinued operations in the Company’s consolidated financial statements. Discontinued operations do not include the operations of Pacific Select Distributors, Inc. (PSD), a wholly owned broker-dealer subsidiary of Pacific Life, which primarily serves as the underwriter/distributor of registered investment-related products and services, principally variable life and variable annuity contracts issued by the Company, and mutual funds. In March 2007, the Company classified its broker-dealer subsidiaries, other than PSD, as held for sale. During 2008 and 2007, these broker-dealers were sold.

Operating results from the discontinued operations were as follows:

	Years Ended December 31,
	2012	2011	2010
	(In Millions)
Benefits and expenses		$13

Loss from discontinued operations	-	(13)	-
Benefit from income taxes		(4)

Discontinued operations, net of taxes	-	($9)	-

7.	DEFERRED POLICY ACQUISITION COSTS

Components of DAC are as follows:

	Years Ended December 31,
	2012	2011	2010
	(In Millions)
Balance, January 1	$4,264	$3,606	$3,917

Additions:
Capitalized during the year	486	511	430

Amortization:
Allocated to commission expenses	(261)	232	(531)
Allocated to operating expenses	(26)	(8)	(25)

Total amortization	(287)	224	(556)
Allocated to OCI	(134)	(77)	(185)

Balance, December 31	$4,329	$4,264	$3,606

During the years ended December 31, 2012, 2011 and 2010, the Company revised certain assumptions to develop EGPs for its products subject to DAC amortization. This resulted in decreases in DAC amortization expense of $42 million and $89 million for the years ended December 31, 2012 and 2011, respectively, and an increase in DAC amortization expense of $33 million for the year ended December 31, 2010. The revised EGPs also resulted in decreased URR amortization of $25 million for the year ended December 31, 2012 and increased URR amortization of $35 million and $20 million for the years ended December 31, 2011 and 2010, respectively. The capitalized sales inducement balance included in the DAC asset was $639 million and $645 million as of December 31, 2012 and 2011, respectively.

8.	INVESTMENTS

The net carrying amount, gross unrealized gains and losses, and estimated fair value of fixed maturity and equity securities available for sale are shown below. The net carrying amount of fixed maturity securities represents amortized cost adjusted for OTTI recognized in earnings and terminated fair value hedges. The net carrying amount of equity securities represents cost adjusted for OTTI. See Note 14 for information on the Company’s estimated fair value measurements and disclosure.

	Net
	Carrying	Gross Unrealized		Estimated
	Amount	Gains	Losses	Fair Value
	(In Millions)
December 31, 2012:
U.S. Government	$47	$10		$57
Obligations of states and political subdivisions	790	153		943
Foreign governments	661	102		763
Corporate securities	21,964	2,981	$82	24,863
RMBS	3,901	245	130	4,016
CMBS	638	47		685
Collateralized debt obligations	111	9	1	119
Other asset-backed securities	652	85		737

Total fixed maturity securities	$28,764	$3,632	$213	$32,183

Perpetual preferred securities	$144	$13	$22	$135
Other equity securities	12	5		17

Total equity securities	$156	$18	$22	$152

	Net
	Carrying	Gross Unrealized		Estimated
	Amount	Gains	Losses	Fair Value
	(In Millions)
December 31, 2011:
U.S. Government	$27	$8		$35
Obligations of states and political subdivisions	1,064	117	$2	1,179
Foreign governments	456	51	4	503
Corporate securities	19,468	2,210	186	21,492
RMBS	4,475	189	491	4,173
CMBS	740	37	6	771
Collateralized debt obligations	115	17	17	115
Other asset-backed securities	523	69	7	585

Total fixed maturity securities	$26,868	$2,698	$713	$28,853

Perpetual preferred securities	$283	$5	$60	$228
Other equity securities	74		1	73

Total equity securities	$357	$5	$61	$301

The Company has investments in perpetual preferred securities that are issued primarily by European banks. The net carrying amount and estimated fair value of the available for sale perpetual preferred securities was $241 million and $208 million, respectively, as of December 31, 2012. Included in these amounts are perpetual preferred securities carried in trusts with a net carrying amount and estimated fair value of $97 million and $73 million, respectively, that are held in fixed maturities and included in the tables above in corporate securities. Perpetual preferred securities reported as equity securities available for sale are presented in the tables above as perpetual preferred securities.

The net carrying amount and estimated fair value of fixed maturity securities available for sale as of December 31, 2012, by contractual repayment date of principal, are shown below. Expected maturities may differ from contractual maturities as borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	Net
	Carrying	Gross Unrealized		Estimated
	Amount	Gains	Losses	Fair Value
	(In Millions)

Due in one year or less	$1,100	$37	$1	$1,136
Due after one year through five years	5,895	589	10	6,474
Due after five years through ten years	9,247	1,218	37	10,428
Due after ten years	7,220	1,402	34	8,588

	23,462	3,246	82	26,626
Mortgage-backed and asset-backed securities	5,302	386	131	5,557

Total fixed maturity securities	$28,764	$3,632	$213	$32,183

The following tables present the number of investments, estimated fair value and gross unrealized losses on investments where the estimated fair value has declined and remained continuously below the net carrying amount for less than twelve months and for twelve months or greater. Included in the tables are gross unrealized losses for fixed maturity securities available for sale and other investments, which include equity securities available for sale and cost method investments.

	Total
			Gross
		Estimated	Unrealized
	Number	Fair Value	Losses
		(In Millions)
December 31, 2012:
Corporate securities	153	$1,601	$82
RMBS	102	1,171	130
Collateralized debt obligations	1	54	1

Total fixed maturity securities	256	2,826	213

Perpetual preferred securities	6	36	22
Other investments	11	41	2

Total other investments	17	77	24

Total	273	$2,903	$237

	Less than 12 Months			12 Months or Greater
			Gross			Gross
		Estimated	Unrealized		Estimated	Unrealized
	Number	Fair Value	Losses	Number	Fair Value	Losses
		(In Millions)			(In Millions)
December 31, 2012:
Corporate securities	88	$921	$16	65	$680	$66
RMBS	10	91	2	92	1,080	128
Collateralized debt obligations				1	54	1

Total fixed maturity securities	98	1,012	18	158	1,814	195

Perpetual preferred securities				6	36	22
Other investments	7	23	1	4	18	1

Total other investments	7	23	1	10	54	23

Total	105	$1,035	$19	168	$1,868	$218

	Total
			Gross
		Estimated	Unrealized
	Number	Fair Value	Losses
		(In Millions)
December 31, 2011:
Obligations of states and political subdivisions	4	$71	$2
Foreign governments	11	73	4
Corporate securities	314	2,183	186
RMBS	207	2,624	491
CMBS	10	77	6
Collateralized debt obligations	3	91	17
Other asset-backed securities	13	101	7

Total fixed maturity securities	562	5,220	713

Perpetual preferred securities	19	177	60
Other investments	12	89	5

Total other investments	31	266	65

Total	593	$5,486	$778

	Less than 12 Months			12 Months or Greater
			Gross			Gross
		Estimated	Unrealized		Estimated	Unrealized
	Number	Fair Value	Losses	Number	Fair Value	Losses
		(In Millions)			(In Millions)
December 31, 2011:
Obligations of states and political subdivisions				4	$71	$2
Foreign governments	11	$73	$4
Corporate securities	217	1,159	49	97	1,024	137
RMBS	49	401	14	158	2,223	477
CMBS	7	37	2	3	40	4
Collateralized debt obligations				3	91	17
Other asset-backed securities	8	89	6	5	12	1

Total fixed maturity securities	292	1,759	75	270	3,461	638

Perpetual preferred securities	8	57	6	11	120	54
Other investments	6	42	2	6	47	3

Total other investments	14	99	8	17	167	57

Total	306	$1,858	$83	287	$3,628	$695

The Company has evaluated fixed maturity securities and other investments with gross unrealized losses and has determined that the unrealized losses are temporary. The Company does not intend to sell the investments and it is more likely than not that the Company will not be required to sell the investments before recovery of their net carrying amounts.

The table below presents non-agency RMBS and CMBS by investment rating from independent rating agencies and vintage year of the underlying collateral as of December 31, 2012.

	Net		Rating as % of	Vintage Breakdown
	Carrying	Estimated	Net Carrying	2004 and				2008 and
Rating	Amount	Fair Value	Amount	Prior	2005	2006	2007	Thereafter
	($ In Millions)
Prime RMBS:
AAA	$30	$31	1%					1%
AA	56	57	3%	3%
A	98	104	5%	4%	1%
BAA	230	242	11%	9%	2%
BA and below	1,719	1,741	80%	10%	31%	32%	7%

Total	$2,133	$2,175	100%	26%	34%	32%	7%	1%

Alt-A RMBS:
AAA	$7	$7	1%	1%
AA	32	35	5%	4%	1%
A	11	12	2%	2%
BAA	28	30	5%	4%	1%
BA and below	532	462	87%	2%	14%	30%	41%

Total	$610	$546	100%	13%	16%	30%	41%	0%

Sub-prime RMBS:
AAA	$12	$12	4%	4%
AA	5	5	2%	2%
A	28	28	8%	8%
BAA	37	36	11%	11%
BA and below	248	229	75%	58%	15%	1%	1%

Total	$330	$310	100%	83%	15%	1%	1%	0%

CMBS:
AAA	$326	$346	53%	11%	1%	1%	18%	22%
AA	159	180	26%	8%		1%		17%
A	96	99	15%					15%
BAA	10	11	2%					2%
BA	28	29	4%				4%

Total	$619	$665	100%	19%	1%	2%	22%	56%

Prime mortgages are loans made to borrowers with strong credit histories, whereas sub-prime mortgage lending is the origination of residential mortgage loans to borrowers with weak credit profiles. Alt-A mortgage lending is the origination of residential mortgage loans to customers who have good credit ratings, but have limited documentation for their source of income or some other standard input used to underwrite the mortgage loan. The greater use of affordability mortgage products and relaxed underwriting standards by some originators for these loans has led to higher delinquency and loss rates, especially within the 2007 and 2006 vintage years.

Pacific Life is a member of the Federal Home Loan Bank (FHLB) of Topeka. As of December 31, 2012, the Company has received advances of $150 million from the FHLB of Topeka and has issued funding agreements to the FHLB of Topeka. The funding agreement liabilities are included in policyholder account balances. As of December 31, 2012, fixed maturity securities with an estimated fair value of $170 million are in a custodial account pledged as collateral for the funding agreements. The Company is required to purchase stock in FHLB of Topeka each time it receives an advance. As of December 31, 2012, the Company holds $8 million of FHLB of Topeka stock, which is recorded in other investments.

PL&A is a member of FHLB of San Francisco. As of December 31, 2012, no assets are pledged as collateral. As of December 31, 2012, PL&A holds FHLB of San Francisco stock with an estimated fair value of $5 million, which has been restricted for sale and is recorded in other investments.

In connection with the acquired retrocession business (Note 5), as of December 31, 2012, fixed maturity securities and cash and cash equivalents with estimated fair values of $434 million and $72 million, respectively, have been pledged as collateral in reinsurance trusts.

Major categories of investment income and related investment expense are summarized as follows:

	Years Ended December 31,
	2012	2011	2010
	(In Millions)
Fixed maturity securities	$1,506	$1,458	$1,506
Equity securities	12	15	19
Mortgage loans	437	391	337
Real estate	129	107	93
Policy loans	204	204	214
Partnerships and joint ventures	164	163	119
Other	11	16

Gross investment income	2,463	2,354	2,288
Investment expense	182	168	166

Net investment income	$2,281	$2,186	$2,122

The components of net realized investment gain (loss) are as follows:

	Years Ended December 31,
	2012	2011	2010
	(In Millions)
Fixed maturity securities:
Gross gains on sales	$161	$113	$167
Gross losses on sales	(8)	(16)	(32)

Total fixed maturity securities	153	97	135

Equity securities:
Gross gains on sales	12	9	4
Gross losses on sales	(4)

Total equity securities	8	9	4

Trading securities	12	(7)	12
Real estate	147	5	21
Non-marketable securities		34
Variable annuity GLB embedded derivatives	119	(1,191)	185
Variable annuity GLB policy fees	229	197	208
Variable annuity derivatives - total return swaps	(588)	(366)	(534)
Variable annuity derivatives - equity put options	(45)	(35)
Equity put options	(427)	170	(159)
Foreign currency and interest rate swaps	81	75	16
Forward starting interest rate swaps	(79)	299
Synthetic GIC policy fees	42	43	30
Indexed universal life embedded derivatives	(21)	19	(20)
Call options	31	(7)	20
Other	(11)	(3)	(12)

Total	($349)	($661)	($94)

The table below summarizes the OTTI by investment type:

	Recognized in	Included in
	Earnings	OCI	Total
Year ended December 31, 2012:	(In Millions)
Corporate securities	$7		$7
RMBS	35	$53	88
Equity securities	13		13

OTTI - fixed maturity and equity securities	55	53	108
Mortgage loans	8		8

Total OTTI	$63	$53	$116

Year ended December 31, 2011:
Corporate securities (1)	$24		$24
RMBS	102	$256	358
Equity securities	11		11

OTTI - fixed maturity and equity securities	137	256	393
Mortgage loans	5		5
Real estate	1		1
Other investments	10		10

Total OTTI	$153	$256	$409

Year ended December 31, 2010:
Corporate securities	$10		$10
RMBS	64	$215	279
Collateralized debt obligations	1		1

OTTI - fixed maturity securities	75	215	290
Real estate	27		27
Other investments	11		11

Total OTTI	$113	$215	$328

(1) Included are $7 million of OTTI recognized in earnings on perpetual preferred securities carried in trusts.

The table below details the amount of OTTI attributable to credit losses recognized in earnings for which a portion was recognized in OCI:

	Years Ended December 31,
	2012	2011
	(In Millions)
Cumulative credit loss, January 1	$268	$245
Additions for credit impairments recognized on:
Securities previously other than temporarily impaired	23	87
Securities not previously other than temporarily impaired	9	15

Total additions	32	102

Reductions for credit impairments previously recognized on:
Securities sold	(51)	(71)
Securities expected to be disposed before cost recovery	(5)
Securities due to an increase in expected cash flows and time value of cash flows	(4)	(8)

Total subtractions	(60)	(79)

Cumulative credit loss, December 31	$240	$268

The table below presents gross unrealized losses on investments for which OTTI has been recognized in earnings in current or prior periods and gross unrealized losses on temporarily impaired investments for which no OTTI has been recognized.

	Gross Unrealized Losses
	OTTI	Non-OTTI
	Investments	Investments	Total
	(In Millions)
December 31, 2012:
Corporate securities		$82	$82
RMBS	$103	27	130
Collateralized debt obligations	1		1

Total fixed maturity securities	$104	$109	$213

Perpetual preferred securities		$22	$22

Total equity securities	-	$22	$22

December 31, 2011:
Obligations of states and political subdivisions		$2	$2
Foreign governments		4	4
Corporate securities		186	186
RMBS	$301	190	491
CMBS		6	6
Collateralized debt obligations	17		17
Other asset-backed securities		7	7

Total fixed maturity securities	$318	$395	$713

Perpetual preferred securities		$60	$60
Other equity securities		1	1

Total equity securities	-	$61	$61

The change in unrealized gain (loss) on investments in available for sale securities is as follows:

	Years Ended December 31,
	2012	2011	2010
	(In Millions)
Available for sale securities:
Fixed maturity	$1,434	$1,117	$1,185
Equity	52	(32)	23

Total available for sale securities	$1,486	$1,085	$1,208

Trading securities, included in other investments, totaled $208 million and $215 million as of December 31, 2012 and 2011, respectively. The cumulative net unrealized gains on trading securities held as of December 31, 2012 and 2011 were $10 million and $9 million, respectively. Unrealized gains and losses recognized in net realized investment gain (loss) on trading securities still held at the reporting date were $6 million, ($7) million and $8 million as of December 31, 2012, 2011 and 2010, respectively.

As of December 31, 2012 and 2011, fixed maturity securities of $12 million were on deposit with state insurance departments to satisfy regulatory requirements.

Mortgage loans totaled $7,729 million and $7,599 million as of December 31, 2012 and 2011, respectively. Mortgage loans are collateralized by commercial properties primarily located throughout the U.S. As of December 31, 2012, $1,270 million, $1,229 million, $898 million, $854 million and $725 million were located in California, Washington, Texas, District of Columbia, and New York, respectively. As of December 31, 2012, $380 million was located in Canada. The Company did not have any mortgage loans with accrued interest more than 180 days past due as of December 31, 2012 or 2011. As of December 31, 2012, there was no single mortgage loan investment that exceeded 10% of stockholder’s equity.

The Company reviews the performance and credit quality of the mortgage loan portfolio on an on-going basis, including loan payment and collateral performance. Collateral performance includes a review of the most recent collateral inspection reports and financial statements. Analysts track each loan’s debt service coverage ratio (DCR) and loan-to-value ratio (LTV). The DCR compares the collateral’s net operating income to its debt service payments. DCRs less than 1.0 times indicate that the collateral operations do not generate enough income to cover the loan’s current debt payments. A larger DCR indicates a greater excess of net operating income over the debt service. The LTV compares the amount of the loan to the fair value of the collateral and is commonly expressed as a percentage. LTVs greater than 100% indicate that the loan amount exceeds the collateral value. A smaller LTV percentage indicates a greater excess of collateral value over the loan amount.

The loan review process will result in each loan being placed into one of four levels: 1) No Credit Concern, 2) Minimal Credit Concern, 3) Moderate Credit Concern and 4) Significant Credit Concern. Loans in the Level 1 category are performing and no issues are noted. The collateral exhibits a strong DCR and LTV and there are no near term maturity concerns. The loan credit profile and borrower sponsorship have not experienced any significant changes and remain strong. For construction loans, projects are progressing as planned with no significant cost overruns or delays. Loans in Level 2 are also performing, as payments are current with no history of delinquency, however, one or more of the following factors may exist: there may be some negative market pressure and outlook due to economic factors and financial covenants may have been triggered due to a decline in performance. The credit profile and borrower sponsorship remain stable, but require monitoring due to declining trends.

Level 3 loans are experiencing significant or prolonged negative market pressure and/or some performance uncertainty due to economic factors affecting the collateral. One or more of the following situations may exist: financial covenants may have been triggered due to declines in performance or the borrower may have requested covenant relief; loan credit profile and/or the borrower sponsorship’s financial status give cause for concern; and/or near term maturity is coupled with negative market conditions, low collateral performance, and/or borrower instability resulting in increased refinance risk. The collateral performance is not expected to support a refinance without a principal reduction or other substantive credit enhancement. Level 4 loans have experienced prolonged severe negative market and/or collateral performance trends and the borrower has expressed an inability to pay or asked for accommodations from the Company. Without additional capital infusion or an acceptable modification to the existing loan terms, default and subsequent legal action is likely. This category includes loans in payment default. Impairment is likely and specific reserves or write downs may be required. Loans that have been classified as Level 3, Moderate Credit concern or Level 4, Significant Credit Concern are placed on a watch list and monitored on a monthly basis.

Loans that have been identified as Level 4 Significant Credit Concern are evaluated to determine if the loan is impaired. A loan is impaired if it is probable that amounts due according to the contractual terms of the loan agreement will not be collected. Once a loan is impaired the amount of the impairment is calculated by comparing the fair value of the loan to the book value of the loan. The loan value can be based on the present value of expected future cash flows discounted at the loan’s effective interest rate, except that as a practical expedient, a creditor may measure impairment based on a loan’s observable market price, or the fair value of the collateral if the loan is a collateral dependent loan. See Note 14.

As of December 31, 2012, there were four mortgage loans in the amount of $73 million that were considered impaired and an impairment loss of $4 million was recognized as the fair value of the underlying collateral of two of these loans was lower than their carrying value. No impairment loss was recorded on the other loans since the estimated fair value of the collateral was greater than the carrying amount. During the year ended December 31, 2012, two loans totaling $3 million were foreclosed upon and one loan totaling $285 million was returned to the Company through a deed in lieu of foreclosure process. All three loans became real estate property investments. An impairment loss totaling $4 million was recorded on the loan that went through the deed in lieu of foreclosure process as the estimated value of the underlying collateral was lower than the carrying amount. As of December 31, 2011, there were three mortgage loans totaling $288 million that were considered impaired, and an impairment loss of $5 million was recorded as the underlying collateral of two of these mortgage loans was lower than the carrying amount and they were in the process of foreclosure. No impairment loss was recorded for the other mortgage loan since the estimated fair value of the collateral was greater than the carrying amount.

The following tables set forth mortgage loan credit levels as of December 31, 2012 and 2011 ($ In Millions):

	December 31, 2012
	Level 1		Level 2		Level 3		Level 4
	No Credit Concern		Minimal Credit Concern		Moderate Credit Concern		Significant Credit Concern		All Levels
		Weighted		Weighted		Weighted		Weighted		Weighted
	Carrying	Average	Carrying	Average	Carrying	Average	Carrying	Average	Carrying	Average
Property Type	Amount	DCR	Amount	DCR	Amount	DCR	Amount	DCR	Amount	DCR

Apartment	$469	1.35	$117	1.38	$114	1.55			$700	1.39
Golf course	187	1.49	51	0.90			$6	0.82	244	1.35
Hotel/Lodging	814	2.09							814	2.09
Industrial			21	1.07					21	1.07
Mixed use	95	1.10							95	1.10
Mobile home park	115	2.18							115	2.18
Multiple	95	2.03							95	2.03
Office	3,193	2.00	79	1.17	34	(0.07)			3,306	1.96
Resort	1,036	2.69					66	4.66	1,102	2.81
Retail	852	2.09							852	2.09
Construction loans	385	N/A							385	N/A

Total mortgage loans	$7,241	2.06	$268	1.20	$148	1.17	$72	4.33	$7,729	2.03

	December 31, 2011
	Level 1		Level 2		Level 3		Level 4
	No Credit Concern		Minimal Credit Concern		Moderate Credit Concern		Significant Credit Concern		All Levels
		Weighted		Weighted		Weighted		Weighted		Weighted
	Carrying	Average	Carrying	Average	Carrying	Average	Carrying	Average	Carrying	Average
Property Type	Amount	DCR	Amount	DCR	Amount	DCR	Amount	DCR	Amount	DCR

Apartment	$433	1.40	$99	1.79	$138	0.88			$670	1.35
Golf course	201	1.50	53	0.90			$5	0.41	259	1.35
Hotel/Lodging	831	1.90							831	1.90
Industrial			21	1.22			285	1.08	306	1.09
Mixed use	96	1.11							96	1.11
Mobile home park	123	2.22			18	0.53			141	2.00
Multiple	178	2.49							178	2.49
Office	2,741	1.93			34	0.63			2,775	1.82
Resort	1,040	2.45	66	4.02					1,106	2.55
Retail	780	1.95							780	1.95
Construction loans	418	N/A	39	N/A					457	N/A

Total mortgage loans	$6,841	1.93	$278	2.15	$190	0.80	$290	1.07	$7,599	1.87

Real estate investments totaled $581 million and $534 million as of December 31, 2012 and 2011, respectively. The Company had no real estate investment write-downs during the year ended December 31, 2012. During the years ended December 31, 2011 and 2010, real estate investment write-downs totaled $1 million and $27 million, respectively.

9.	AIRCRAFT LEASING PORTFOLIO, NET

Aircraft leasing portfolio, net, consisted of the following:

	December 31,
	2012	2011
	(In Millions)
Aircraft	$5,955	$4,569
Aircraft consolidated from VIEs	2,353	2,613

	8,308	7,182
Accumulated depreciation	1,548	1,337

Aircraft leasing portfolio, net	$6,760	$5,845

Included in the table below are four aircraft ACG has subleased to airlines with lease maturity dates of 2021 through 2024. The revenue related to these aircraft, included in aircraft leasing revenue, was $15 million, $11 million and $1 million for the years ended December 31, 2012, 2011 and 2010, respectively. These aircraft were sold to third-parties and subsequently leased back with lease maturity dates of 2023 through 2025. See Note 21 for the future lease commitments and minimum rentals to be received related to these sale leaseback transactions.
As of December 31, 2012, domestic and foreign future minimum rentals scheduled to be received under the noncancelable portion of operating leases are as follows (In Millions):

	2013	2014	2015	2016	2017	Thereafter

Domestic	$97	$94	$86	$81	$71	$334
Foreign	542	490	427	375	310	717

Total operating leases	$639	$584	$513	$456	$381	$1,051

As of December 31, 2012 and 2011, aircraft with a carrying amount of $4,431 million and $4,317 million, respectively, were assigned as collateral to secure debt (Notes 4 and 13).

During the years ended December 31, 2012, 2011 and 2010, ACG recognized aircraft impairments of $16 million, $15 million and $4 million, respectively, which are included in operating and other expenses. See Note 14.

The Company had eight and four non-earning aircraft in the portfolio as of December 31, 2012 and 2011, respectively.

During the years ended December 31, 2012, 2011 and 2010, ACG recognized pre-tax gains on the sale of aircraft of $12 million, $33 million and $18 million, respectively, which are included in other income. Aircraft held for sale totaled $151 million and $6 million as of December 31, 2012 and 2011, respectively, and are included in aircraft leasing portfolio, net.

See Note 21 for future aircraft purchase commitments.
10.	DERIVATIVES AND HEDGING ACTIVITIES
The Company primarily utilizes derivative instruments to manage its exposure to interest rate risk, foreign currency risk, credit risk, and equity risk. Derivative instruments are also used to manage the duration mismatch of assets and liabilities. The Company utilizes a variety of derivative instruments including swaps and options. In addition, certain insurance products offered by the Company contain features that are accounted for as derivatives.

Accounting for derivatives and hedging activities requires the Company to recognize all derivative instruments as either assets or liabilities at estimated fair value in its consolidated statement of financial condition. The Company applies hedge accounting by designating derivative instruments as either fair value or cash flow hedges on the date the Company enters into a derivative contract. The Company formally documents at inception all relationships between hedging instruments and hedged items, as well as its risk management objectives and strategy for undertaking various hedge transactions. In this documentation, the Company specifically identifies the asset, liability, firm commitment, or forecasted transaction that has been designated as a hedged item and states how the hedging instrument is expected to hedge the risks related to the hedged item. The Company formally assesses and measures effectiveness of its hedging relationships both at the hedge inception and on an ongoing basis in accordance with its risk management policy.

The Company developed a pattern of forecasted transactions that did not occur as originally forecasted, and as a result, derivative instruments in the Company’s insurance operations previously designated as cash flow hedges should have been reported as derivatives not designated as hedging instruments during 2010. The impact of the discontinuance of cash flow hedge accounting was insignificant to the consolidated financial statements for the year ended December 31, 2010, and therefore, the consolidated financial statements and footnote disclosures for the year ended December 31, 2010 were not revised. Effective June 29, 2012, the insurance operations reestablished its ability to utilize cash flow hedge accounting. The insurance operations did not designate any derivatives as cash flow hedges during the year ended December 31, 2012.

DERIVATIVES NOT DESIGNATED AS HEDGING INSTRUMENTS

The Company has certain insurance and reinsurance contracts that are considered to have embedded derivatives. When it is determined that the embedded derivative possesses economic and risk characteristics that are not clearly and closely related to those of the host contract, and that a separate instrument with the same terms would qualify as a derivative instrument, it is separated from the host contract and accounted for as a stand-alone derivative.

The Company offers a rider on certain variable annuity contracts that guarantees net principal over a ten-year holding period, as well as riders on certain variable annuity contracts that guarantee a minimum withdrawal benefit over specified periods, subject to certain restrictions. These variable annuity GLBs are considered embedded derivatives and are recorded in future policy benefits.

GLBs on variable annuity contracts issued between January 1, 2007 and March 31, 2009 are partially covered by reinsurance. These reinsurance arrangements are used to offset a portion of the Company’s exposure to the GLBs for the lives of the host variable annuity contracts issued. The ceded portion of the GLBs is considered an embedded derivative and is recorded as a component of net reinsurance recoverable in other assets.

The Company employs hedging strategies (variable annuity derivatives) to mitigate equity risk associated with the GLBs not covered by reinsurance. The Company utilizes total return swaps and equity put options based upon the S&P 500 Index (S&P 500) and the EAFE Index (Europe, Australia, Asia, and Far East) to economically hedge the equity risk of the guarantees in its variable annuity products. The total return swaps provide periodic payments to the Company in exchange for the total return of the S&P 500 and changes in fair value of the EAFE indices in the form of a payment or receipt, depending on whether the return relative to the indices on trade date is positive or negative, respectively. The equity put options involve the exchange of an upfront payment for the return, at the end of the option agreement, of the equity index below a specified strike price. Payments, amortization of upfront premiums and receipts are recognized in net realized investment gain (loss).

The Company also uses equity put options to hedge equity and credit risks. These equity put options involve the exchange of periodic fixed rate payments for the return, at the end of the option agreement, of the equity index below a specified strike price. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party.

The Company issues synthetic GICs to Employee Retirement Income Security Act of 1974 (ERISA) qualified defined contribution employee benefit plans (ERISA Plan). The ERISA Plan uses the contracts in its stable value fixed income option. The Company receives a fee for providing book value accounting for the ERISA Plan stable value fixed income option. The Company does not manage the assets underlying synthetic GICs. In the event that plan participant elections exceed the estimated fair value of the assets or if the contract is terminated and at the end of the termination period the book value under the contract exceeds the estimated fair value of the assets, then the Company is required to pay the ERISA Plan the difference between book value and estimated fair value. The Company mitigates the investment risk through pre-approval and monitoring of the investment guidelines, requiring high quality investments and adjustments to the plan crediting rates to compensate for unrealized losses in the portfolios.

Foreign currency interest rate swap agreements are used to convert a fixed or floating rate, foreign-denominated asset or liability to a U.S. dollar fixed rate asset or liability. The foreign currency interest rate swaps involve the exchange of an initial principal amount in two currencies and the agreement to re-exchange the currencies at a future date at an agreed exchange rate. There are also periodic exchanges of interest payments in the two currencies at specified intervals, calculated using agreed upon rates and the exchanged principal amounts. The main currencies that the Company hedges are the Euro, British Pound, and Canadian Dollar.

Interest rate swaps are used by the Company primarily to reduce market risk from changes in interest rates and other interest rate exposure arising from duration mismatches between assets and liabilities. These agreements involve the exchange, at specified intervals, of interest payments resulting from the difference between fixed rate and floating rate interest amounts calculated by reference to an underlying notional amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party.

Forward starting interest rate swaps are used to hedge the variability in the future interest payments from the purchase price from the anticipated purchase of fixed rate securities or issuance of fixed rate liabilities due to changes in benchmark interest rates. These derivatives are predominantly used to lock in interest rate levels to match future cash flow characteristics of assets and liabilities. Forward starting interest rate swaps involve the exchange, at specified intervals, of interest payments resulting from the difference between fixed and floating rate interest amounts calculated by reference to an underlying notional amount to begin at a specified date in the future for a specified period of time. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. The notional amounts of the contracts do not represent future cash requirements, as the Company intends to close out open positions prior to their effective dates.

Financial futures contracts obligate the holder to buy or sell the underlying financial instrument at a specified future date for a set price and may be settled in cash or by delivery of the financial instrument. Price changes on futures are settled daily through the required margin cash flows. As part of its asset/liability management, the Company generally utilizes futures contracts to manage its interest rate and market risk related to fixed maturity securities. Futures contracts have limited off-balance sheet credit risk as they are executed on organized exchanges and require security deposits, as well as daily cash settlement of margins.

The Company offers indexed universal life insurance products, which credit the price return of an underlying index to the policyholder’s cash value. A policyholder may allocate the policy’s net accumulated value to one or a combination of the following: fixed return account, one year S&P 500 indexed account currently capped at 13%, two year S&P 500 index account currently capped at 32%, five year S&P 500 indexed account, or one year global index account currently capped at 13%. The indexed products contain embedded derivatives and are recorded in policyholder account balances.

The Company utilizes call options to hedge the credit paid to the policy on the underlying index. These options are contracts to buy the index at a predetermined time at a contracted price. The contracts will be net settled in cash based on differentials in the index at the time of exercise and the strike price subject to a cap, net of option premium and the settlements will be recognized in net realized investment gain (loss).

The Company had the following outstanding derivatives not designated as hedging instruments:

	Notional Amount
	December 31,
	2012	2011
	(In Millions)
Variable annuity GLB embedded derivatives	$37,308	$38,960
Variable annuity GLB reinsurance contracts	15,442	14,744
Variable annuity derivatives - total return swaps	2,634	3,666
Variable annuity derivatives - equity put options	998	998
Equity put options	5,135	5,135
Synthetic GICs	20,194	21,593
Foreign currency and interest rate swaps	7,221	8,020
Forward starting interest rate swaps		1,140
Futures		1,400
Indexed universal life embedded derivatives	1,091	830
Call options	977	789
Other	604	465

Notional amount represents a standard of measurement of the volume of derivatives. Notional amount is not a quantification of market risk or credit risk and is not recorded in the consolidated statements of financial condition. Notional amounts generally represent those amounts used to calculate contractual cash flows to be exchanged and are not paid or received, except for certain contracts such as currency swaps.

The following table summarizes amounts recognized in net realized investment gain (loss) for derivatives not designated as hedging instruments. Gains and losses include the changes in estimated fair value of the derivatives and amounts realized on terminations. The amounts presented do not include the periodic net payments and amortization of $680 million, $418 million and $560 million for the years ended December 31, 2012, 2011 and 2010, respectively, which are recognized in net realized investment gain (loss).

	Amount of Gain (Loss)
	Recognized in
	Income on Derivatives
	Years Ended December 31,
	2012		2011	2010
	(In Millions)
Variable annuity derivatives - total return swaps	($96)		($121)	($84)
Equity put options	(319)		252	(60)
Foreign currency and interest rate swaps	(45	) (1)	170 (1)
Forward starting interest rate swaps	(79)		281
Call options	74		33	36
Other	38		1	3
Embedded derivatives:
Variable annuity GLB embedded derivatives (including reinsurance contracts)	119		(1,191)	185
Indexed universal life embedded derivatives	(21)		19	(20)
Other	(21)		4	(3)

Total	($350)		($552)	$57

(1) Includes foreign currency translation gains and (losses) for foreign currency interest rate swaps.
DERIVATIVES DESIGNATED AS CASH FLOW HEDGES

The Company primarily uses foreign currency interest rate swaps, forward starting interest rate swaps and interest rate swaps to manage its exposure to variability in cash flows due to changes in foreign currencies and benchmark interest rates. These cash flows include those associated with existing assets and liabilities, as well as the forecasted purchase price related to anticipated investment purchases and forecasted interest cash flows related to anticipated liability issuances. The maximum length of time over which the Company was hedging its exposure to variability in future cash flow in the non-insurance company operations (primarily ACG) for forecasted transactions did not exceed 21 years.

When a derivative is designated as a cash flow hedge, the effective portion of changes in the estimated fair value of the derivative is recognized in OCI and reclassified to earnings when the hedged item affects earnings, and the ineffective portion of changes in the estimated fair value of the derivative is recognized in net realized investment gain (loss). Hedge ineffectiveness related to dedesignated cash flow hedges was zero for the years ended December 31, 2012 and 2011 and immaterial for the year ended December 31, 2010.

The Company reclassified ($4) million and $18 million from accumulated other comprehensive income (loss) (AOCI) to earnings resulting from the discontinuance of cash flow hedges due to forecasted transactions that were no longer probable of occurring for the years ended December 31, 2012 and 2011, respectively. Amounts reclassified from AOCI to earnings resulting from the discontinuance of cash flow hedges due to forecasted cash flows that were no longer probable of occurring for the year ended December 31, 2010 were immaterial. Over the next twelve months, the Company anticipates that $13 million of deferred losses on derivative instruments in AOCI will be reclassified to earnings consistent with when the hedged forecasted transaction affects earnings. For the years ended December 31, 2012 and 2011, all of the non-insurance company operation’s (primarily ACG) hedged forecasted transactions for outstanding cash flow hedges were determined to be probable of occurring.

The Company had outstanding derivatives designated as cash flow hedges with notional amounts for interest rate swaps of $1,184 million and $1,531 million as of December 31, 2012 and 2011, respectively. The Company had gains recognized in OCI for changes in estimated fair value for derivatives designated as cash flow hedges for interest rate swaps of $27 million, $5 million and $15 million for the years ended December 31, 2012, 2011 and 2010, respectively. These amounts do not include the periodic net settlements of the derivatives.

DERIVATIVES DESIGNATED AS FAIR VALUE HEDGES

Interest rate swap agreements are used to convert a U.S. dollar denominated fixed rate asset or liability to a floating U.S. dollar denominated rate to hedge the changes in estimated fair value of the hedged asset or liability due to changes in benchmark interest rates. These derivatives are used primarily to closely match the duration of the assets supporting specific liabilities. Pacific Life also used interest rate swaps to convert fixed rate surplus notes to variable notes (Note 13). The Company had no outstanding derivatives designated as fair value hedges as of December 31, 2012 and 2011.

The Company had gains (losses) recognized in net realized investment gain (loss) for derivatives designated as fair value hedges for interest rate swaps of zero, $328 million and $85 million on derivatives and zero, ($334) million and ($98) million on hedged items for the years ended December 31, 2012, 2011 and 2010, respectively. Gains and losses include the changes in estimated fair value of the derivatives as well as the offsetting gain or loss on the hedged item attributable to the hedged risk. The Company includes the gain or loss on the derivative in the same line item as the offsetting gain or loss on the hedged item. These amounts do not include the periodic net settlements of the derivatives or the income (expense) related to the hedged item.

For the years ended December 31, 2012, 2011 and 2010, hedge ineffectiveness related to designated fair value hedges reflected in net realized investment gain (loss) was zero, ($6) million and ($13) million, respectively. No component of the hedging instrument’s estimated fair value is excluded from the determination of effectiveness.

CONSOLIDATED FINANCIAL STATEMENT IMPACT

Derivative instruments are recorded on the Company’s consolidated statements of financial condition at estimated fair value and are presented as assets or liabilities determined by calculating the net position for each derivative counterparty by legal entity, taking into account income accruals and net cash collateral.

The following table summarizes the gross asset or liability derivative estimated fair value and excludes the impact of offsetting asset and liability positions held with the same counterparty, cash collateral payables and receivables and income accruals. See Note 14.

	Asset Derivatives			Liability Derivatives
	Estimated Fair Value			Estimated Fair Value
	December 31,			December 31,
	2012	2011		2012	2011
	(In Millions)			(In Millions)
Derivatives designated as hedging instruments:
Interest rate swaps				$84	$111	(5)

Total derivatives designated as hedging instruments	-	-		84	111

Derivatives not designated as hedging instruments:
Variable annuity derivatives - total return swaps		$1	(1)	11	63	(1)
				17	2	(5)
Variable annuity derivatives - equity put options		45	(1)
Equity put options	$87	498	(1)		2	(1)
	88		(5)	31		(5)
Call options	33	28	(1)
	24		(5)
Foreign currency and interest rate swaps	89	332	(1)	98	242	(1)
	127	8	(5)	204	104	(5)
Forward starting interest rate swaps		293	(1)
		29	(5)
Other		7	(1)		29	(1)
	1	2	(5)	24		(5)

Embedded derivatives:
Variable annuity GLB embedded derivatives (including reinsurance contracts)	293	230	(2)	1,801	1,938	(3)
Indexed universal life embedded derivatives				104	64	(4)
Other				16	3	(4)

Total derivatives not designated as hedging instruments	742	1,473		2,306	2,447

Total derivatives	$742	$1,473		$2,390	$2,558

Location on the consolidated statements of financial condition:
(1) Other investments (2) Other assets (3) Future policy benefits (4) Policyholder account balances (5) Other liabilities
Cash collateral received from counterparties was $175 million and $658 million as of December 31, 2012 and 2011, respectively. This unrestricted cash collateral is included in cash and cash equivalents and the obligation to return it is netted against the estimated fair value of derivatives in other investments or other liabilities. Cash collateral pledged to counterparties was $99 million and $36 million as of December 31, 2012 and 2011, respectively. A receivable representing the right to call this collateral back from the counterparty is netted against the estimated fair value of derivatives in other investments or other liabilities. If the net estimated fair value of the exposure to the counterparty is positive, the amount is reflected in other investments, whereas, if the net estimated fair value of the exposure to the counterparty is negative, the estimated fair value is included in other liabilities.
As of December 31, 2012 and 2011, the Company had also accepted collateral consisting of various securities with an estimated fair value of $81 million and $77 million, respectively, which are held in separate custodial accounts. The Company is permitted by contract to sell or repledge this collateral and as of December 31, 2012 and 2011, none of the collateral had been repledged. As of December 31, 2012 and 2011, the Company provided collateral in the form of various securities with an estimated fair value of zero and $1 million, respectively, which are included in fixed maturity securities. The counterparties are permitted by contract to sell or repledge this collateral.

CREDIT EXPOSURE AND CREDIT RISK RELATED CONTINGENT FEATURES

Credit exposure is measured on a counterparty basis as the net positive aggregate estimated fair value, net of collateral received, if any. The credit exposure for over the counter derivatives as of December 31, 2012 was $12 million. The maximum exposure to any single counterparty was $5 million at December 31, 2012.

For all derivative contracts, excluding embedded derivative contracts such as variable annuity GLBs and synthetic GICs, the Company enters into master agreements that may include a termination event clause associated with financial strength ratings assigned by certain independent rating agencies. If these financial strength ratings were to fall below a specified level, as defined within each counterparty master agreement or, in most cases, if one of the rating agencies ceased to provide a financial strength rating, the counterparty could terminate the master agreement with payment due based on the estimated fair value of the underlying derivatives. As of December 31, 2012, the Company’s financial strength ratings were above the specified level.

The Company enters into collateral arrangements with derivative counterparties, which require both the pledge and acceptance of collateral when the net estimated fair value of the underlying derivatives reaches a pre-determined threshold. Certain of these arrangements include credit-contingent provisions that provide for a reduction of these thresholds in the event of downgrades in the credit ratings of the Company and/or the counterparty. If these financial strength ratings were to fall below a specific investment grade credit rating, the counterparties to the derivative instruments could request immediate and ongoing full collateralization on derivative instruments in net liability positions. The aggregate estimated fair value of all derivative instruments with credit risk related contingent features that are in a liability position on December 31, 2012, is $163 million for which the Company has posted collateral of $99 million in the normal course of business. If certain of the Company’s financial strength ratings were to fall one notch as of December 31, 2012, the Company would have been required to post an additional $14 million of collateral to its counterparties.

The Company attempts to limit its credit exposure by dealing with creditworthy counterparties, establishing risk control limits, executing legally enforceable master netting agreements, and obtaining collateral where appropriate. In addition, each counterparty is reviewed to evaluate its financial stability before entering into each agreement and throughout the period that the financial instrument is owned. All of the Company’s credit exposure from derivative contracts is with investment grade counterparties.
11.	POLICYHOLDER LIABILITIES
POLICYHOLDER ACCOUNT BALANCES

The detail of the liability for policyholder account balances is as follows:

	December 31,
	2012	2011
	(In Millions)
UL	$22,087	$20,941
Annuity and deposit liabilities	10,313	9,162
Funding agreements	1,924	3,178
GICs	659	1,111

Total	$34,983	$34,392

FUTURE POLICY BENEFITS

The detail of the liability for future policy benefits is as follows:

	December 31,
	2012	2011
	(In Millions)
Annuity reserves	$6,591	$5,572
Variable annuity GLB embedded derivatives	1,801	1,936
Policy benefits payable	1,296	741
Life insurance	666	591
URR	386	289
Closed Block liabilities	293	300
Other	72	38

Total	$11,105	$9,467

12.	SEPARATE ACCOUNTS AND VARIABLE ANNUITY GUARANTEED BENEFIT FEATURES
The Company issues variable annuity contracts through separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder (traditional variable annuities). These contracts also include various types of GMDB and GLB features. For a discussion of certain GLBs accounted for as embedded derivatives, see Note 10.

The GMDBs provide a specified minimum return upon death. Many of these death benefits are spousal, whereby a death benefit will be paid upon death of the first spouse. The survivor has the option to terminate the contract or continue it and have the death benefit paid into the contract and a second death benefit paid upon the survivor’s death. The GMDB features include those where the Company contractually guarantees to the contract holder either (a) return of no less than total deposits made to the contract less any partial withdrawals (return of net deposits), (b) the highest contract value on any contract anniversary date through age 80 minus any payments or withdrawals following the contract anniversary (anniversary contract value), or (c) the highest of contract value on certain specified dates or total deposits made to the contract less any partial withdrawals plus a minimum return (minimum return).

The guaranteed minimum income benefit (GMIB) is a GLB that provides the contract holder with a guaranteed annuitization value after 10 years. Annuitization value is generally based on deposits adjusted for withdrawals plus a minimum return. In general, the GMIB requires contract holders to invest in an approved asset allocation strategy.

In 2011, the Company began offering variable annuity contracts with guaranteed minimum withdrawal benefits for life (GMWBL) features. The GMWBL is a GLB that provides, subject to certain restrictions, a percentage of a contract holder’s guaranteed payment base will be available for withdrawal for life starting at age 59.5, regardless of market performance. The rider terminates upon death of the contract holder or their spouse if a spousal form of the rider is purchased.

Information in the event of death on the various GMDB features outstanding was as follows (the Company’s variable annuity contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive):

	December 31,
	2012	2011
	($ In Millions)
Return of net deposits
Separate account value	$49,034	$45,720
Net amount at risk (1)	922	2,311
Average attained age of contract holders	63 years	63 years

Anniversary contract value
Separate account value	$15,165	$14,832
Net amount at risk (1)	778	1,664
Average attained age of contract holders	65 years	64 years

Minimum return
Separate account value	$1,032	$1,040
Net amount at risk (1)	477	555
Average attained age of contract holders	68 years	67 years
(1) Represents the amount of death benefit in excess of the current account balance as of December 31.
Information regarding GMIB and GMWBL features outstanding is as follows:

	December 31,		December 31,
	2012	2011	2012	2011
	GMIB		GMWBL
	($ In Millions)		($ In Millions)
Separate account value	$2,296	$2,345	$2,429	$700
Average attained age of contract holders	60 years	59 years	64 years	63 years
The determination of GMDB, GMIB and GMWBL liabilities is based on models that involve a range of scenarios and assumptions, including those regarding expected market rates of return and volatility, contract surrender rates and mortality experience. The following table summarizes the GMDB, GMIB and GMWBL liabilities, which are recorded in future policy benefits, and changes in these liabilities, which are reflected in policy benefits paid or provided:

	December 31,		December 31,		December 31,
	2012	2011	2012	2011	2012	2011
	GMDB		GMIB		GMWBL
	(In Millions)		(In Millions)		(In Millions)
Balance, beginning of year			$78	$43
Changes in reserves	$20	$26	(28)	39	$5
Benefits paid	(20)	(26)	(4)	(4)

Balance, end of year	-	-	$46	$78	$5	-

Variable annuity contracts with guarantees were invested in separate account investment options as follows:

	December 31,
	2012	2011
	(In Millions)
Asset type
Equity	$30,719	$29,180
Bonds	18,002	16,137
Money market	313	403

Total separate account value	$49,034	$45,720

13.	DEBT
Debt consists of the following:

	December 31,
	2012	2011
	(In Millions)
Short-term debt:
Credit facility recourse only to ACG	$292

Total short-term debt	$292

Long-term debt:
Surplus notes	$1,600	$1,600
Deferred gains from derivative hedging activities	409	417
Non-recourse long-term debt:
Debt recourse only to ACG	3,793	3,332
ACG non-recourse debt	503	550
Other non-recourse debt	303	103
ACG VIE debt (Note 4)	847	1,130
Other VIE debt (Note 4)	18	20

Total long-term debt	$7,473	$7,152

SHORT-TERM DEBT

Pacific Life maintains a $700 million commercial paper program. There was no commercial paper debt outstanding as of December 31, 2012 and 2011. In addition, Pacific Life has a bank revolving credit facility of $400 million maturing in November 2016 that will serve as a back-up line of credit to the commercial paper program. This facility had no debt outstanding as of December 31, 2012 and 2011. As of and during the year ended December 31, 2012, Pacific Life was in compliance with the debt covenants related to these facilities.

PL&A maintains reverse repurchase lines of credit with various financial institutions. These borrowings are at variable rates of interest based on collateral and market conditions. There was no debt outstanding in connection with these lines of credit as of December 31, 2012 and 2011.

Pacific Life has approval from the FHLB of Topeka to receive advances up to 40% of Pacific Life’s statutory general account assets provided it has available collateral and is in compliance with debt covenant restrictions and insurance laws and regulations. There was no debt outstanding with the FHLB of Topeka as of December 31, 2012 and 2011. The Company had $5 million and zero of additional funding capacity from eligible collateral as of December 31, 2012 and 2011, respectively.

PL&A is eligible to borrow from the FHLB of San Francisco amounts based on a percentage of statutory capital and surplus and could borrow up to amounts of $136 million. Of this amount, half, or $68 million, can be borrowed for terms other than overnight, out to a maximum term of nine months. These borrowings are at variable rates of interest, collateralized by certain mortgage loan and government securities. As of December 31, 2012 and 2011, PL&A had no debt outstanding with the FHLB of San Francisco.

ACG has revolving credit agreements with banks for a $650 million borrowing capacity. Interest on these loans is payable monthly and was 2.7% as of December 31, 2012 and the facilities expire at various dates ranging from October 2013 through April 2015. There was $292 million outstanding in connection with these revolving credit agreements as of December 31, 2012. As of December 31, 2011, there was no debt outstanding on these agreements. In January 2013, ACG entered into an additional unsecured revolving credit facility for a $125 million borrowing capacity. This facility is set to expire in January 2016. These credit agreements are recourse only to ACG.

LONG-TERM DEBT

Pacific Life has $1.0 billion of surplus notes at a fixed interest rate of 9.25%, maturing on June 15, 2039. Interest is payable semiannually on June 15 and December 15. Pacific Life may redeem the 9.25% surplus notes at its option, subject to the approval of the Nebraska Director of Insurance for such optional redemption. The 9.25% surplus notes are unsecured and subordinated to all present and future senior indebtedness and policy claims of Pacific Life. All future payments of interest and principal on the 9.25% surplus notes can be made only with the prior approval of the Nebraska Director of Insurance. The Company entered into interest rate swaps converting the 9.25% surplus notes to variable rate notes based upon the London InterBank Offered Rate (LIBOR). The interest rate swaps were designated as fair value hedges of these surplus notes and the changes in fair value of the hedged surplus notes associated with changes in interest rates were reflected as an adjustment to their carrying amount. During the year ended December 31, 2011, the interest rate swaps were terminated and the fair value adjustment as of the termination date, which increased the carrying value by $364 million, will be amortized over the remaining life of the surplus notes using the effective interest method. The resulting effective interest rate of the surplus notes is 6.4%. Total unamortized deferred gains are $357 million and $362 million as of December 31, 2012 and 2011, respectively.

In January 2013, the Company, with the approval of the NE DOI, repurchased and retired $323 million of the 9.25% surplus notes through a tender offer. The repurchase of the 9.25% surplus notes will be accounted for as an extinguishment of debt and the related unamortized deferred gains as discussed above, and the premium paid, will be recognized in 2013.

Pacific Life has $150 million of surplus notes outstanding at a fixed interest rate of 7.9%, maturing on December 30, 2023. Interest is payable semiannually on June 30 and December 30. The 7.9% surplus notes may not be redeemed at the option of Pacific Life or any holder of the surplus notes. The 7.9% surplus notes are unsecured and subordinated to all present and future senior indebtedness and policy claims of Pacific Life. All future payments of interest and principal on the 7.9% surplus notes can be made only with the prior approval of the Nebraska Director of Insurance. The Company entered into interest rate swaps converting these surplus notes to variable rate notes based upon the LIBOR. The interest rate swaps were designated as fair value hedges of these surplus notes and the changes in estimated fair value of the hedged surplus notes associated with changes in interest rates were reflected as an adjustment to their carrying amount. During the year ended December 31, 2011, the interest rate swaps were terminated and the fair value adjustment as of the termination date, which increased the carrying value by $56 million, will be amortized over the remaining life of the surplus notes using the effective interest method. The resulting effective interest rate of the surplus notes is 4.0%. Total unamortized deferred gains are $52 million and $55 million as of December 31, 2012 and 2011, respectively.

The Nebraska Director of Insurance approved the issuance of an internal surplus note by Pacific Life to Pacific LifeCorp for $450 million. Pacific Life is required to pay Pacific LifeCorp interest on the internal surplus note semiannually on February 5 and August 5 at a fixed annual rate of 6.0%. All future payments of interest and principal on the internal surplus note can be made only with the prior approval of the Nebraska Director of Insurance. The internal surplus note matures on February 5, 2020.

In January 2013, the Nebraska Director of Insurance approved the issuance of an internal surplus note by Pacific Life to Pacific LifeCorp for $500 million. Pacific Life is required to pay Pacific LifeCorp interest on the internal surplus note semiannually on January 25 and July 25 at a fixed annual rate of 5.125%, subject to regulatory approval. The internal surplus note matures on January 25, 2043.

ACG enters into various secured loans that are guaranteed by the U.S. Export-Import bank or by the European Export Credit Agencies. Interest on these loans is payable quarterly and ranged from 0.5% to 4.3% as of December 31, 2012 and from 0.7% to 4.4% as of December 31, 2011. As of December 31, 2012, $1,627 million was outstanding on these loans with maturities ranging from 2014 to 2024. As of December 31, 2011, $1,455 million was outstanding on these loans. These loans are recourse only to ACG.

ACG enters into various senior unsecured notes and loans with third-parties. Interest on these notes and loans is payable quarterly or semi-annually and ranged from 2.0% to 7.2% as of December 31, 2012 and 2011. As of December 31, 2012, $2,113 million was outstanding on these notes and loans with maturities ranging from 2014 to 2023. As of December 31, 2011, $1,813 million was outstanding on these notes and loans. These notes and loans are recourse only to ACG.

In January 2013, ACG issued $300 million of senior unsecured notes at an interest rate of 4.6%, maturing in January 2018. These notes are recourse only to ACG.

ACG enters into various secured bank loans to finance aircraft orders and deposits. Interest on these loans is payable monthly and was 2.0% as of December 31, 2012 and 2011. As of December 31, 2012, $53 million was outstanding on these loans, which mature in 2013. As of December 31, 2011, $64 million was outstanding on these loans. These loans are recourse only to ACG.

ACG enters into various acquisition facilities and bank loans to acquire aircraft. Interest on these facilities and loans accrues at variable rates, is payable monthly and ranged from 2.7% to 3.2% as of December 31, 2012 and from 2.8% to 3.3% as of December 31, 2011. As of December 31, 2012, $503 million was outstanding on these facilities and loans with maturities ranging from 2013 to 2014. As of December 31, 2011, $550 million was outstanding on these facilities and loans. These facilities and loans are non-recourse to the Company.

Certain subsidiaries of Pacific Asset Holding LLC, a wholly owned subsidiary of Pacific Life, entered into various real estate property related loans with various third-parties. Interest on these loans accrues at fixed and variable rates and is payable monthly. Fixed rates ranged from 3.6% to 5.4% as of December 31, 2012 and 2011. Variable rates ranged from 2.4% to 4.5% as of December 31, 2012 and 1.5% to 4.0% as of December 31, 2011. As of December 31, 2012, there was $303 million outstanding on these loans with maturities ranging from 2013 to 2019. As of December 31, 2011, there was $103 million outstanding on these loans. During the year ended December 31, 2011, one of these loans totaling $32 million was returned in foreclosure. All of these loans are secured by real estate properties and are non-recourse to the Company.

The following summarizes aggregate scheduled principal payments during the next five years and thereafter:

		Non-recourse Debt
		Debt	ACG	Other
	Surplus	Recourse	Non-recourse	Non-recourse
	Notes	Only to ACG	Debt	Debt	Total
Year ended December 31, 2012:	(In Millions)
2013		$301	$431	$14	$746
2014		251	72	2	325
2015		604		63	667
2016		167		181	348
2017		217		26	243
Thereafter	$1,600	2,545		17	4,162

Total	$1,600	$4,085	$503	$303	$6,491

The table above excludes VIE debt and deferred gains from derivative hedging activities.

14.	ESTIMATED FAIR VALUE OF FINANCIAL INSTRUMENTS

The Codification’s Fair Value Measurements and Disclosures Topic establishes a hierarchy that prioritizes the inputs of valuation methods used to measure estimated fair value for financial assets and financial liabilities that are carried at estimated fair value. The determination of estimated fair value requires the use of observable market data when available. The hierarchy consists of the following three levels that are prioritized based on observable and unobservable inputs.
Level 1   Unadjusted quoted prices for identical instruments in active markets. Level 1 financial instruments would include securities that are traded in an active exchange market.
Level 2   Observable inputs other than Level 1 prices, such as quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in inactive markets; and model-derived valuations for which all significant inputs are observable market data. Level 2 instruments include most fixed maturity securities that are valued using inputs that are derived principally from or corroborated by observable market data.
Level 3   Valuations derived from valuation techniques in which one or more significant inputs are not market observable. Level 3 instruments include less liquid securities such as certain private placement securities and variable annuity GLB embedded derivatives that require significant management assumptions or estimation in the fair value measurement.

The following tables present, by estimated fair value hierarchy level, the Company’s financial assets and liabilities that are carried at estimated fair value as of December 31, 2012 and 2011.

				Gross
				Derivatives
				Estimated	Netting
	Level 1	Level 2	Level 3	Fair Value	Adjustments (1)	Total
	(In Millions)
December 31, 2012:
Assets:
U.S. Government		$57				$57
Obligations of states and political subdivisions		911	$32			943
Foreign governments		705	58			763
Corporate securities		22,650	2,213			24,863
RMBS		4,008	8			4,016
CMBS		659	26			685
Collateralized debt obligations		2	117			119
Other asset-backed securities		370	367			737

Total fixed maturity securities	-	29,362	2,821			32,183

Perpetual preferred securities		118	17			135
Other equity securities	$13		4			17

Total equity securities	13	118	21			152

Trading securities	16	141	51			208
Other investments	4	108	12			124

Derivatives:
Foreign currency and interest rate swaps		216		$216	($225)	($9)
Equity derivatives			232	232	(123)	109
Embedded derivatives			293	293		293
Other		1		1	(1)	-

Total derivatives	-	217	525	742	(349)	393

Separate account assets (2)	55,003	138	128			55,269

Total	$55,036	$30,084	$3,558	$742	($349)	$88,329

Liabilities:
Derivatives:
Foreign currency and interest rate swaps		$386		$386	($225)	$161
Equity derivatives			$59	59	(123)	(64)
Embedded derivatives			1,921	1,921		1,921
Other		1	23	24	(1)	23

Total	-	$387	$2,003	$2,390	($349)	$2,041

				Gross
				Derivatives
				Estimated	Netting
	Level 1	Level 2	Level 3	Fair Value	Adjustments (1)	Total
	(In Millions)
December 31, 2011:
Assets:
U.S. Government		$35				$35
Obligations of states and political subdivisions		1,170	$9			1,179
Foreign governments		422	81			503
Corporate securities		19,875	1,617			21,492
RMBS		3,137	1,036			4,173
CMBS		520	251			771
Collateralized debt obligations		4	111			115
Other asset-backed securities		289	296			585

Total fixed maturity securities	-	25,452	3,401			28,853

Perpetual preferred securities		202	26			228
Other equity securities	$73					73

Total equity securities	73	202	26			301

Trading securities	89	91	35			215
Other investments			54			54

Derivatives:
Foreign currency and interest rate swaps		340		$340	($250)	90
Forward starting interest rate swaps		322		322	(29)	293
Equity derivatives			572	572	(65)	507
Embedded derivatives			230	230		230
Other		4	5	9	(31)	(22)

Total derivatives	-	666	807	1,473	(375)	1,098

Separate account assets (2)	51,184	128	113			51,425

Total	$51,346	$26,539	$4,436	$1,473	($375)	$81,946

Liabilities:
Derivatives:
Foreign currency and interest rate swaps		$457		$457	($250)	$207
Forward starting interest rate swaps					(29)	(29)
Equity derivatives			$67	67	(65)	2
Embedded derivatives			2,005	2,005		2,005
Other		1	28	29	(31)	(2)

Total	-	$458	$2,100	$2,558	($375)	$2,183

(1)	Netting adjustments represent the impact of offsetting asset and liability positions on the consolidated statement of financial condition held with the same counterparty as permitted by guidance for offsetting in the Codification’s Derivatives and Hedging Topic.
(2)	Separate account assets are measured at estimated fair value. Investment performance related to separate account assets is offset by corresponding amounts credited to contract holders whose liability is reflected in the separate account liabilities. Separate account liabilities are measured to equal the estimated fair value of separate account assets as prescribed by guidance in the Codification’s Financial Services – Insurance Topic for accounting and reporting of certain non traditional long-duration contracts and separate accounts. Separate account assets as presented in the tables above differ from the amounts presented in the consolidated statements of financial condition because cash and receivables for securities, and investment income due and accrued are not subject to the guidance under the Codification’s Fair Value Measurements and Disclosures Topic.
ESTIMATED FAIR VALUE MEASUREMENT

The Codification’s Fair Value Measurements and Disclosures Topic defines estimated fair value as the price that would be received to sell the asset or paid to transfer the liability at the measurement date. This “exit price” notion is a market-based measurement that requires a focus on the value that market participants would assign for an asset or liability.

The following section describes the valuation methodologies used by the Company to measure various types of financial instruments at estimated fair value and the controls that surround the valuation process. The Company reviews its valuation methodologies and controls on an ongoing basis and assesses whether these methodologies are appropriate based on the current economic environment.

FIXED MATURITY, EQUITY AND TRADING SECURITIES

The estimated fair values of fixed maturity securities available for sale, equity securities available for sale and trading securities are determined by management after considering external pricing sources and internal valuation techniques. For securities with sufficient trading volume, prices are obtained from third-party pricing services. For securities that are traded infrequently, estimated fair values are determined after evaluating prices obtained from third-party pricing services and independent brokers or are valued internally using various valuation techniques.

The Company’s management analyzes and evaluates prices received from independent third parties and determines whether they are reasonable estimates of fair value. Management’s analysis may include, but is not limited to, review of third-party pricing methodologies and inputs, analysis of recent trades, comparison to prices received from other third parties, and development of internal models utilizing observable market data of comparable securities. The Company assesses the reasonableness of valuations received from independent brokers by considering current market dynamics and current pricing for similar securities.

For prices received from independent pricing services, the Company applies a formal process to challenge any prices received that are not considered representative of estimated fair value. If prices received from independent pricing services are not considered reflective of market activity or representative of estimated fair value, independent non-binding broker quotations are obtained, or an internally-developed valuation is prepared. Upon evaluation, the Company determines which source represents the best estimate of fair value. Overrides of third-party prices to internally developed valuations of estimated fair value did not produce material differences in the estimated fair values for the majority of the portfolio; accordingly, overrides were not material. In the absence of such market observable activity, management’s best estimate is used.

Internal valuation techniques include matrix model pricing and internally developed models, which incorporate observable market data, where available. Securities priced by the matrix model are primarily comprised of private placement securities. Matrix model pricing measures estimated fair value using cash flows, which are discounted using observable market yield curves provided by a major independent data service. The matrix model determines the discount yield based upon significant factors that include the security’s weighted average life, rating and sector.

Where matrix model pricing is not used, estimated fair values are determined by other internally-derived valuation tools which use market-observable data if available. Generally, this includes using an actively-traded comparable security as a benchmark for pricing. These internal valuation methods primarily represent discounted cash flow models that incorporate significant assumptive inputs such as spreads, discount rates, default rates, severity, and prepayment speeds. These inputs are analyzed by the Company’s portfolio managers and analysts, investment accountants and risk managers. Internally-developed estimates may also use unobservable data, which reflect the Company’s own assumptions about the inputs market participants would use.

Most securities priced by a major independent third-party service and private placement securities that use the matrix model have been classified as Level 2, as management has verified that the significant inputs used in determining their estimated fair values are market observable and appropriate. Externally priced securities for which estimated fair value measurement inputs are not sufficiently transparent, such as securities valued based on broker quotations, have been classified as Level 3. Internally valued securities, including adjusted prices received from independent third parties, where significant management assumptions have been utilized in determining estimated fair value, have been classified as Level 3. Securities categorized as Level 1 consist primarily of investments in mutual funds.

The Company applies controls over the valuation process. Prices are reviewed and approved by the Company’s professional credit analysts that have industry expertise and considerable knowledge of the issuers. Management performs validation checks to determine the completeness and reasonableness of the pricing information, which include, but are not limited to, changes from identified pricing sources, significant or unusual price fluctuations above predetermined tolerance levels from the prior period, and back-testing of estimated fair values against prices of actual trades. A group comprised of the Company’s investment accountants, portfolio managers and analysts and risk managers meet to discuss any unusual items above the tolerance levels that may have been identified in the pricing review process. These items are investigated, further analysis is performed and resolutions are appropriately documented.

OTHER INVESTMENTS

Other investments include non-marketable equity securities that do not have readily determinable estimated fair values. Certain significant inputs used in determining the estimated fair value of these equities are based on management assumptions or contractual terms with another party that cannot be readily observable in the market. These non-marketable equity securities are classified as Level 3 assets.

Also included in other investments are the securities of the 40 Act Funds, which are valued using the same methodology as described above for fixed maturity, equity and trading securities.

DERIVATIVE INSTRUMENTS

Derivative instruments are reported at estimated fair value using pricing valuation models, which utilize market data inputs or independent broker quotations. The Company calculates the estimated fair value of derivatives using market standard valuation methodologies for interest rate swaps, equity options, and credit default swaps and baskets. Internal models are used to value the equity total return swaps. The derivatives are valued using mid-market inputs that are predominantly observable in the market. Inputs include, but are not limited to, interest swap rates, foreign currency forward and spot rates, credit spreads and correlations, interest volatility, equity volatility and equity index levels. On a monthly basis, the Company performs an analysis on derivative valuations, which includes both quantitative and qualitative analysis. Examples of procedures performed include, but are not limited to, review of pricing statistics and trends, analyzing the impacts of changes in the market environment, and review of changes in market value for each derivative. Internally calculated fair values are reviewed and compared to external broker fair values for reasonableness by both risk managers and investment accountants.

Excluding embedded derivatives, as of December 31, 2012, 99% of derivatives based upon notional values were priced by valuation models. The remaining derivatives were priced by broker quotations. In accordance with the Codification’s Fair Value Measurements and Disclosures Topic, a credit valuation analysis was performed for all derivative positions to measure the risk that the counterparties to the transaction will be unable to perform under the contractual terms (nonperformance risk) and was determined to be immaterial as of December 31, 2012.

Derivative instruments classified as Level 2 primarily include interest rate, currency and certain credit default swaps. The derivative valuations are determined using pricing models with inputs that are observable in the market or can be derived principally from or corroborated by observable market data, primarily interest swap rates, interest rate volatility and foreign currency forward and spot rates.

Derivative instruments classified as Level 3 include complex derivatives, such as equity options and swaps and certain credit default swaps. Also included in Level 3 classification are embedded derivatives in certain insurance and reinsurance contracts. These derivatives are valued using pricing models, which utilize both observable and unobservable inputs, primarily interest rate volatility, equity volatility and equity index levels, and, to a lesser extent, broker quotations. A derivative instrument containing Level 1 or Level 2 inputs will be classified as a Level 3 financial instrument in its entirety if it has at least one significant Level 3 input.

The Company utilizes derivative instruments to manage the risk associated with certain assets and liabilities. However, the derivative instrument may not be classified within the same estimated fair value hierarchy level as the associated assets and liabilities. Therefore, the realized and unrealized gains and losses on derivatives reported in Level 3 may not reflect the offsetting impact of the realized and unrealized gains and losses of the associated assets and liabilities.

VARIABLE ANNUITY GLB EMBEDDED DERIVATIVES

Estimated fair values for variable annuity GLB and related reinsurance embedded derivatives are calculated based upon significant unobservable inputs using internally developed models because active, observable markets do not exist for those items. As a result, variable annuity GLB and related reinsurance embedded derivatives are categorized as Level 3. Below is a description of the Company’s estimated fair value methodologies for these embedded derivatives.

Estimated fair value is calculated as an aggregation of estimated fair value and additional risk margins including Behavior Risk Margin, Mortality Risk Margin and Credit Standing Adjustment. The resulting aggregation is reconciled or calibrated, if necessary, to market information that is, or may be, available to the Company, but may not be observable by other market participants. Each of the components described below are unobservable in the market place and requires subjectivity by the Company in determining their value.
•	Behavior Risk Margin: This component adds a margin that market participants would require for the risk that the Company’s assumptions about policyholder behavior used in the estimated fair value model could differ from actual experience. This component includes assumptions about withdrawal utilization and lapse rates.

•	Mortality Risk Margin: This component adds a margin in mortality assumptions, both for decrements for policyholders with GLBs, and for expected payout lifetimes in guaranteed minimum withdrawal benefits.

•	Credit Standing Adjustment: This component makes an adjustment that market participants would make to reflect the chance that GLB obligations or the GLB reinsurance recoverables will not be fulfilled (nonperformance risk).
SEPARATE ACCOUNT ASSETS

Separate account assets are reported at estimated fair value as a summarized total on the consolidated statements of financial condition. The estimated fair value of separate account assets is based on the estimated fair value of the underlying assets. Separate account assets are primarily invested in mutual funds, but also have investments in fixed maturity, short-term securities and hedge funds.

Level 1 assets includes mutual funds that are valued based on reported net asset values provided by fund managers daily and can be redeemed without restriction. Management performs validation checks to determine the reasonableness of the pricing information, which include, but are not limited to, price fluctuations above predetermined thresholds from the prior day and validation against similar funds or indices. Variances are investigated, further analysis is performed and resolutions are appropriately documented.

Level 2 assets include fixed maturity and short-term securities similar in nature to the fixed maturity and equity securities available for sale of the Company. The pricing methodology and valuation controls are the same as those previously described in fixed maturity, equity and trading securities.

Level 3 assets are primarily hedge funds that invest in multiple strategies to diversify risks, for which estimated fair value is not readily determinable as the estimated fair value measurement inputs are not sufficiently transparent for the underlying investments. The fair values have been estimated using the net asset values obtained daily from the fund managers. These funds can be redeemed as long as there is no restriction in place. Certain funds are restricted from redemption for a period of one year following the anniversary of each investment made to the underlying fund. The redemption frequency (if currently eligible) for these funds is monthly (50%), quarterly (30%), annually (14%) or semi-annually (6%) and the redemption notice period ranges from 5-120 days. Unfunded commitments are zero as of December 31, 2012.

LEVEL 3 RECONCILIATION

The tables below present reconciliations of the beginning and ending balances of the Level 3 financial assets and liabilities, net, that have been measured at estimated fair value on a recurring basis using significant unobservable inputs.

		Total Gains or Losses		Transfers	Transfers
	January 1,	Included in	Included in	In to	Out of				December 31,
	2012	Earnings	OCI	Level 3 (1)	Level 3 (1)	Purchases	Sales	Settlements	2012
	(In Millions)
Obligations of states and political subdivisions	$9			$32	($9)				$32
Foreign governments	81		$8	4	(31)			($4)	58
Corporate securities	1,617	$19	87	939	(512)	$357	($105)	(189)	2,213
RMBS	1,036	(25)	182	2	(1,085)	7	(5)	(104)	8
CMBS	251	1	11		(189)	4	(10)	(42)	26
Collateralized debt obligations	111	24	7				(24)	(1)	117
Other asset-backed securities	296	3	18	29	(73)	136		(42)	367

Total fixed maturity securities	3,401	22	313	1,006	(1,899)	504	(144)	(382)	2,821

Perpetual preferred securities	26	(4)	15		(4)		(16)		17
Other equity securities			4						4

Total equity securities	26	(4)	19	-	(4)	-	(16)	-	21

Trading securities	35			2		30	(6)	(10)	51
Other investments	54	2						(44)	12

Derivatives, net:
Equity derivatives	505	(424)						92	173
Embedded derivatives	(1,775)	86				(58)		119	(1,628)
Other	(23)	5						(5)	(23)

Total derivatives	(1,293)	(333)	-	-	-	(58)	-	206	(1,478)

Separate account assets (2)	113	7		2		30	(24)		128

Total	$2,336	($306)	$332	$1,010	($1,903)	$506	($190)	($230)	$1,555

				Transfers
		Total Gains or Losses		In and/or
	January 1,	Included in	Included in	Out of				December 31,
	2011	Earnings	OCI	Level 3 (1)	Purchases	Sales	Settlements	2011
	(In Millions)
Obligations of states and political subdivisions	$39		$3	($33)				$9
Foreign governments	70			14			($3)	81
Corporate securities	1,628	($6)	14	(2)	$366	($164)	(219)	1,617
RMBS	1,068	(66)	55	141	17	(12)	(167)	1,036
CMBS	254		3		47		(53)	251
Collateralized debt obligations	115	3	(2)				(5)	111
Other asset-backed securities	280	2	7	2	31		(26)	296

Total fixed maturity securities	3,454	(67)	80	122	461	(176)	(473)	3,401

Perpetual preferred securities	12			14				26
Other equity securities	1			(1)				-

Total equity securities	13	-	-	13	-	-	-	26

Trading securities	66			(2)	20	(4)	(45)	35
Other investments	173	34	(12)		2	(143)		54

Derivatives, net:
Foreign currency and interest rate swaps	4			(4)				-
Equity derivatives	220	121			81		83	505
Embedded derivatives	(593)	(1,167)			(52)		37	(1,775)
Other	(18)	(4)		(1)				(23)

Total derivatives	(387)	(1,050)	-	(5)	29	-	120	(1,293)

Separate account assets (2)	100	2		1	11		(1)	113

Total	$3,419	($1,081)	$68	$129	$523	($323)	($399)	$2,336

(1)	Transfers in and/or out are recognized at the end of each quarterly reporting period.
(2)	Included in earnings of separate account assets are realized/unrealized gains (losses) that are offset by corresponding amounts in separate account liabilities, which results in a net zero impact on earnings for the Company.
During the year ended December 31, 2012, RMBS transfers out of Level 3 were due to increased trading activity during the year which resulted in more market observable inputs to estimate fair value. Other transfers out of Level 3 were generally due to the use of market observable inputs in valuation methodologies, including the utilization of pricing service information. The transfers into Level 3 were primarily attributable to the decreased availability and use of market observable inputs to estimate fair value. During the year ended December 31, 2012, the Company did not have any transfers between Levels 1 and 2.

During the year ended December 31, 2011, the Company transferred $884 million of fixed maturity securities out of Level 2 and into Level 3, and transferred $762 million of fixed maturity securities out of Level 3 and into Level 2. The net transfers into Level 3 were primarily attributable to the decreased availability and use of market observable inputs to estimate fair value. During the year ended December 31, 2011, the Company did not have any transfers between Level 1 and Level 2.

Amounts included in earnings of Level 3 financial assets and liabilities are as follows:

		Net
	Net	Realized		Operating
	Investment	Investment		and Other
	Income	Gain (Loss)	OTTI	Expenses	Total
December 31, 2012:	(In Millions)
Corporate securities	$19	$7	($7)		$19
RMBS	(2)		(23)		(25)
CMBS		1			1
Collateralized debt obligations	2	22			24
Other asset-backed securities	3				3

Total fixed maturity securities	22	30	(30)		22

Perpetual preferred securities		(4)			(4)

Total equity securities		(4)			(4)

Other investments	2				2

Equity derivatives		(424)			(424)
Embedded derivatives		86			86
Other		13		($8)	5

Total derivatives		(325)		(8)	(333)

Separate account assets		7			7

Total	$24	($292)	($30)	($8)	($306)

		Net
	Net	Realized		Operating
	Investment	Investment		and Other
	Income	Gain (Loss)	OTTI	Expenses	Total
December 31, 2011:	(In Millions)
Corporate securities	$17		($23)		($6)
RMBS	4	$4	(74)		(66)
Collateralized debt obligations	3				3
Other asset-backed securities	2				2

Total fixed maturity securities	26	4	(97)		(67)

Other investments		34			34

Equity derivatives		121			121
Embedded derivatives		(1,167)			(1,167)
Other		(1)		($3)	(4)

Total derivatives		(1,047)		(3)	(1,050)

Separate account assets		2			2

Total	$26	($1,007)	($97)	($3)	($1,081)

The table below represents the net amount of total gains or losses for the period, attributable to the change in unrealized gains (losses) relating to assets and liabilities classified as Level 3 that were still held at the end of the reporting period.

	Years Ended December 31,
	2012	2011
	(In Millions)
Derivatives, net: (1)
Equity derivatives	($264)	$216
Embedded derivatives	95	(1,165)
Other	12	(1)

Total derivatives	(157)	(950)

Separate account assets (2)	13	2

Total	($144)	($948)

(1)	Amounts are recognized in net realized investment gain (loss).

(2)	Included in earnings of separate account assets are realized/unrealized gains (losses) that are offset by corresponding amounts in separate account liabilities, which results in a net zero impact on earnings for the Company.

The following table presents certain quantitative information on significant unobservable inputs used in the fair value measurement for Level 3 assets and liabilities as of December 31, 2012 ($ In Millions).

	Estimated
	Fair Value
	December 31,
	2012	Predominant	Significant	Range
	Asset (Liability)	Valuation Method	Unobservable Inputs	(Weighted Average)

Obligations of states and political subdivisions	$32	Discounted cash flow	Spread (1)	162-390 (366)
Foreign governments	58	Discounted cash flow	Spread (1)	40-191 (176)
Corporate securities	2,213	Discounted cash flow	Spread (1)	53-2,313 (302)
		Collateral value (2)	Collateral value	17-93 (67)
		Market pricing	Quoted prices (4)	67-137 (110)
RMBS	8	Discounted cash flow	Prepayment rate	9%
			Default rate	6%
			Severity	64%
			Discount rate	30%
			Spread (1)	452
CMBS	26	Discounted cash flow	Prepayment rate	0%
			Default rate	1%
			Severity	30%
			Spread (1)	178-262 (194)
Collateralized debt obligations	117	Market pricing	Quoted prices (4)	24-100 (85)
Other asset-backed securities	367	Discounted cash flow	Spread (1)	75-656 (202)
		Market pricing	Quoted prices (4)	69-113 (101)
		Cap at call price	Call price	100
Perpetual preferred securities	17	Discounted cash flow	Discount rate	20%
Other equity securities	4	Market comparable companies	EBITDA (5) multiple	4x
Trading securities	51	Market pricing	Quoted prices (4)	99-113 (102)
Other investments	12	Redemption value (3)	Redemption value	100
Equity derivatives	173	Option pricing model	Equity volatility	15%-32%
Embedded derivatives	(1,628)	Option pricing techniques	Equity volatility	15%-35%
			Mortality:
			Ages 0-40	0%-0.15%
			Ages 41-60	0.06%-0.49%
			Ages 61-120	0.43%-100%
			Mortality improvement	0.20%-1.40%
			Withdrawal utilization	0%-80%
			Lapse rates	1.00%-100%
			Credit standing adjustment	0.44%-1.71%
Other derivatives	(23)	Market pricing	Quoted prices (4)
Separate account assets	128	Net asset value

Total	$1,555

(1)	Range and weighted average are presented in basis points over the benchmark interest rate curve and include adjustments attributable to illiquidity premiums, expected duration, structure and credit quality.

(2)	Valuation based on the Company’s share of estimated fair values of the underlying assets held in the trusts.

(3)	Represents FHLB common stock that is valued at the contractual amount that will be received upon redemption.

(4)	Independent broker quotations were used in the determination of estimated fair value.

(5)	The abbreviation EBITDA means earnings before interest, taxes, depreciation and amortization.
NONRECURRING FAIR VALUE MEASUREMENTS

Certain assets are measured at estimated fair value on a nonrecurring basis and are not included in the tables presented above. The amounts below relate to certain investments measured at estimated fair value during the year and still held at the reporting date.

	Year Ended December 31, 2012			Year Ended December 31, 2011
	Carrying Value	Estimated Fair		Carrying Value	Estimated Fair
	Prior to	Value After		Prior to	Value After
	Measurement	Measurement	Impairment	Measurement	Measurement	Impairment
	(In Millions)
Mortgage loans	$292	$284	($8)	$8	$3	($5)
Real estate investments				8	7	(1)
Aircraft	112	96	(16)	51	36	(15)
MORTGAGE LOANS

The impairment loss in 2012 related to three loans. One loan had a carrying value prior to measurement of $285 million and recorded a $4 million loss when the loan was returned to the Company through a deed in lieu of foreclosure process, and was held as a real estate investment as of December 31, 2012. The other two loans had a carrying value prior to measurement of $7 million and are still held as mortgage loans as of December 31, 2012. The impaired investments in 2011 related to two commercial mortgage loans, which were foreclosed on in April 2012. The estimated fair value after measurement was based on the underlying real estate collateral of the two loans. These loans are classified as Level 3 assets.

REAL ESTATE INVESTMENTS

The impaired investment in 2011 related to one real estate property. This investment is classified as a Level 3 asset.

AIRCRAFT

ACG evaluates carrying values of aircraft generally quarterly or based upon changes in market and other physical and economic conditions that indicate the carrying amount of the aircraft may not be recoverable. ACG will record impairments to recognize a loss in the value of the aircraft when management believes that, based on future estimated undiscounted cash flows, the recoverability of ACG’s investment in an aircraft has been impaired. The fair value is based on the present value of the future cash flows, which can include contractual lease payments, projected future lease payments, projected sales prices as well as a disposition value. Projected future lease payments are based upon current contracted lease rates for similar aircraft and industry trends. The disposition value reflects an aircrafts estimated residual value or estimated sales price. The cash flows are based on unobservable inputs and classified as Level 3 assets.

The Company did not have any other nonfinancial assets or liabilities measured at fair value on a nonrecurring basis resulting from impairments as of December 31, 2012 and 2011. The Company has not made any changes in the valuation methodologies for nonfinancial assets and liabilities.

The carrying amount and estimated fair value of the Company’s financial instruments that are not carried at fair value under the Codification’s Financial Instruments Topic are as follows:

	December 31, 2012		December 31, 2011
	Carrying	Estimated	Carrying	Estimated
	Amount	Fair Value	Amount	Fair Value
	(In Millions)
Assets:
Mortgage loans	$7,726	$8,579	$7,596	$7,818
Policy loans	6,998	6,998	6,812	6,812
Other investments	215	248	193	218
Cash and cash equivalents	2,256	2,256	2,829	2,829
Restricted cash	294	294	280	280
Liabilities:
Funding agreements and GICs (1)	2,584	2,822	4,284	4,632
Annuity and deposit liabilities	10,313	10,313	9,162	9,162
Short-term debt	292	292
Long-term debt	7,473	7,551	7,152	7,072
(1) Balance excludes embedded derivatives that are included in the fair value hierarchy level tables above.
The following methods and assumptions were used to estimate the fair value of these financial instruments as of December 31, 2012 and 2011:

MORTGAGE LOANS

The estimated fair value of the mortgage loan portfolio is determined by discounting the estimated future cash flows, using current rates that are applicable to similar credit quality, property type and average maturity of the composite portfolio.

POLICY LOANS

Policy loans are not separable from their associated insurance contract and bear no credit risk since they do not exceed the contract’s cash surrender value, making these assets fully secured by the cash surrender value of the contracts. Therefore, the carrying amount of the policy loans is a reasonable approximation of their fair value.

OTHER INVESTMENTS

Included in other investments are private equity investments in which the estimated fair value is based on the ownership percentage of the underlying equity of the investments.

CASH AND CASH EQUIVALENTS

The carrying values approximate fair values due to the short-term maturities of these instruments.

RESTRICTED CASH

The carrying values approximate fair values due to the short-term maturities of these instruments.

FUNDING AGREEMENTS AND GICs

The estimated fair value of funding agreements and GICs is estimated using the rates currently offered for deposits of similar remaining maturities.

ANNUITY AND DEPOSIT LIABILITIES

Annuity and deposit liabilities primarily includes policyholder deposits and accumulated credited interest. The estimated fair value of annuity and deposit liabilities approximates carrying value based on an analysis of discounted future cash flows with maturities similar to the product portfolio liabilities.

DEBT

The carrying amount of short-term debt is a reasonable estimate of its fair value because the interest rates are variable and based on current market rates. The estimated fair value of long-term debt is based on market quotes, except for VIE debt and non-recourse debt, for which the carrying amounts are reasonable estimates of their fair values because the interest rate approximates current market rates.

15.	OTHER COMPREHENSIVE INCOME

The Company displays comprehensive income and its components on the consolidated statements of comprehensive income and consolidated statements of equity. The disclosure of the gross components of other comprehensive income and related taxes are as follows:

	Years Ended December 31,
	2012	2011	2010
	(In Millions)
Unrealized gain (loss) on derivatives and securities available for sale, net:
Gross holding gain (loss):
Securities available for sale	$1,592	$1,054	$1,272
Derivatives	25	(9)	15
Income tax expense	(567)	(365)	(438)
Reclassification adjustment:
Sale of securities available for sale - net realized investment gain	(161)	(106)	(139)
OTTI recognized on securities available for sale	55	137	75
Derivatives - net investment income	(4)	22
Derivatives - net realized investment gain		(18)
Derivatives - interest credited	25	48	24
Income tax expense (benefit)	30	(29)	(1)
Allocation of holding gain to DAC	(134)	(77)	(185)
Allocation of holding (gain) loss to future policy benefits	(409)	(54)	41
Income tax expense	191	52	44

Unrealized gain on derivatives and securities available for sale, net	643	655	708

Other, net:
Holding gain (loss) on other securities		(12)	9
Income tax (expense) benefit		4	(4)

Net unrealized gain (loss) on other securities	-	(8)	5
Other, net of tax	2	(4)	(3)

Other, net	2	(12)	2

Total other comprehensive income, net	$645	$643	$710

16.	REINSURANCE

Reinsurance receivables and payables generally include amounts related to claims, reserves and reserve related items. Reinsurance receivables, included in other assets, were $633 million and $507 million as of December 31, 2012 and 2011, respectively. Reinsurance payables, included in other liabilities, were $220 million and $146 million as of December 31, 2012 and 2011, respectively.

The components of insurance premiums presented in the consolidated statements of operations are as follows:

	Years Ended December 31,
	2012	2011	2010
	(In Millions)
Direct premiums	$1,255	$1,051	$626
Reinsurance assumed (1)	561	256	122
Reinsurance ceded (2)	(328)	(325)	(339)

Insurance premiums	$1,488	$982	$409

(1)	Included are $23 million, $18 million and $11 million of assumed premiums from Pacific Life Re Limited (PLR), an affiliate of the Company and a wholly owned subsidiary of Pacific LifeCorp, for the years ended December 31, 2012, 2011 and 2010, respectively. PLR is incorporated in the United Kingdom (UK) and provides reinsurance to insurance and annuity providers in the UK, Ireland and to insurers in selected markets in Asia. Also included for the year ended December 31, 2010 is $59 million of assumed premiums from Pacific Alliance Reinsurance Ltd. (PAR Bermuda), a Bermuda-based life reinsurance company wholly owned by Pacific LifeCorp until October 2010 when 100% of the reinsurance was novated to PAR Vermont.
(2)	Included is $21 million of reinsurance ceded to PAR Bermuda for the years ended December 31, 2010.
Pacific Annuity Reinsurance Company (PARC) is organized and licensed as an Arizona domiciled captive reinsurance company and is subject to regulatory supervision by the Arizona Department of Insurance. PARC was initially formed as a wholly owned subsidiary of Pacific Life. On December 28, 2012, Pacific Life distributed all of PARC’s outstanding shares of common stock as a dividend to Pacific LifeCorp of $60 million.

PARC was formed to reinsure benefits provided by variable annuity contracts and contract rider guarantees issued by Pacific Life. Base annuity contracts are reinsured on a modified coinsurance basis and the contract guarantees are reinsured on a coinsurance with funds withheld basis. On December 1, 2012, the effective date of the reinsurance agreement, Pacific Life initially ceded 5% of its existing variable annuity business to PARC and ceded 5% of new business issued thereafter.

17.	EMPLOYEE BENEFIT PLANS

PENSION PLANS

Pacific Life maintains supplemental employee retirement plans (SERPs) for certain eligible employees. As of December 31, 2012 and 2011, the projected benefit obligation was $50 million and $46 million, respectively. The fair value of plan assets as of December 31, 2012 and 2011 was zero.

The Company incurred a net pension expense for the SERP as detailed in the following table:

	Years Ended December 31,
	2012	2011	2010

Components of the net periodic pension expense:
Service cost - benefits earned during the year	$2	$2	$2
Interest cost on projected benefit obligation	2	2	2
Amortization of net loss, net obligations and prior service cost		1	1

Net periodic pension expense	$4	$5	$5

Significant plan assumptions:

	December 31,
	2012	2011
Weighted-average assumptions used to determine benefit obligations for the SERP:
Discount rate	3.30%	4.00%
Salary rate	4.50%	4.50%
The salary rate used to determine the net periodic pension expense for the SERP was 4.50% for the years ended December 31, 2012, 2011 and 2010.

Pacific Life’s expected SERP contribution payments are as follows for the years ending December 31 (In Millions):

2013	2014	2015	2016	2017	2018-2022
$5	$5	$5	$4	$4	$21
RETIREMENT INCENTIVE SAVINGS PLAN

Pacific Life provides a Retirement Incentive Savings Plan (RISP) covering all eligible employees of Pacific LifeCorp and certain of its subsidiaries. The RISP matches 75% of each employee’s contributions, up to a maximum of 6% of eligible employee compensation in cash. Contributions made by the Company to the RISP, including the matching contribution, amounted to $31 million, $28 million and $27 million for the years ended December 31, 2012, 2011 and 2010, respectively, and are included in operating expenses.

POSTRETIREMENT BENEFITS

Pacific Life provides a defined benefit health care plan and a defined benefit life insurance plan (the Plans) that provide postretirement benefits for all eligible retirees and their dependents. Generally, qualified employees may become eligible for these benefits if they have reached normal retirement age, have been covered under Pacific Life’s policy as an active employee for a minimum continuous period prior to the date retired, and have an employment date before January 1, 1990. The Plans contain cost-sharing features such as deductibles and coinsurance, and require retirees to make contributions, which can be adjusted annually. Pacific Life’s commitment to qualified employees who retire after April 1, 1994 is limited to specific dollar amounts. Pacific Life reserves the right to modify or terminate the Plans at any time. As in the past, the general policy is to fund these benefits on a pay-as-you-go basis.

The net periodic postretirement benefit cost for each of the years ended December 31, 2012, 2011 and 2010 was $1 million. As of December 31, 2012 and 2011, the accumulated benefit obligation was $20 million and $23 million, respectively. The fair value of the plan assets as of December 31, 2012 and 2011 was zero.

The discount rate used in determining the accumulated postretirement benefit obligation was 3.50% and 4.25% for 2012 and 2011, respectively.

Benefit payments for the year ended December 31, 2012 amounted to $2 million. The expected benefit payments are as follows for the years ending December 31 (In Millions):

2013	2014	2015	2016	2017	2018-2022
$2	$2	$2	$2	$2	$8
OTHER PLANS

The Company has deferred compensation plans that permit eligible employees to defer portions of their compensation and earn interest on the deferred amounts. The interest rate is determined quarterly. The compensation that has been deferred has been accrued and the primary expense related to this plan, other than compensation, is interest on the deferred amounts. The Company also has performance-based incentive compensation plans for its employees.

18.	INCOME TAXES

The provision (benefit) for income taxes is as follows:

	Years Ended December 31,
	2012	2011	2010
	(In Millions)
Current	$3	$5	$7
Deferred	(70)	75	53

Provision (benefit) for income taxes from continuing operations	(67)	80	60
Benefit from income taxes from discontinued operations		(4)

Total	($67)	$76	$60

A reconciliation of the provision for income taxes from continuing operations based on the Federal corporate statutory tax rate of 35% to the provision (benefit) for income taxes from continuing operations reflected in the consolidated financial statements is as follows:

	Years Ended December 31,
	2012	2011	2010
	(In Millions)
Provision for income taxes at the statutory rate	$155	$253	$202
Separate account dividends received deduction	(98)	(95)	(106)
Nonrecurring deferred tax liability basis adjustment	(58)
Singapore Transfer	(23)	(32)	(17)
LIHTC and foreign tax credits	(16)	(17)	(18)
Internal Revenue Service settlement		(7)
Other	(27)	(22)	(1)

Provision (benefit) for income taxes from continuing operations	($67)	$80	$60

The nonrecurring deferred tax liability basis adjustment is a noncash tax benefit relating to aircraft depreciation.

ACG transfers aircraft assets and related liabilities to foreign subsidiaries and affiliates in Singapore (collectively referred to as the Singapore Transfer). The Singapore Transfer reduced the provision for income taxes for the year ended December 31, 2012, 2011 and 2010 by $23 million, $32 million and $17 million, respectively, primarily due to the reversal of deferred taxes related to basis differences in the interest transferred. U.S. income taxes have not been recognized on the excess of the amount for financial reporting over the tax basis of investments in foreign subsidiaries that are essentially permanent in duration. This amount becomes taxable upon a repatriation of assets from the subsidiary or a sale or liquidation of the subsidiary.

It is the practice and intention of the Company to reinvest the earnings of its non-U.S. subsidiaries in those operations. In addition to those basis differences transferred during 2012 and 2011, as of December 31, 2012, the Company has not made a provision for U.S. or additional foreign withholding taxes on approximately $11 million of foreign subsidiary undistributed earnings that are essentially permanent in duration. Generally, such amounts become subject to U.S. taxation upon the remittance of dividends and under certain other circumstances. It is not practicable to estimate the amount of deferred tax liability related to investments in these foreign subsidiaries.

A reconciliation of the changes in the unrecognized tax benefits is as follows (In Millions):

Balance at January 1, 2010	$14
Additions and deletions

Balance at December 31, 2010	14
Additions and deletions	(14)

Balance at December 31, 2011	-
Additions and deletions

Balance at December 31, 2012	$-

During the year ended December 31, 2011, the Company effectively settled $14 million of the gross uncertain tax position related to separate account Dividends Received Deductions (DRD), which resulted in the realization of $7 million of tax benefits. All realized tax benefits and related interest are recognized as a discrete item that will impact the effective tax rate in the accounting period in which the uncertain tax position is ultimately settled.

No unrecognized tax benefits will be realized over the next twelve months.

During the years ended December 31, 2012, 2011 and 2010, the Company paid an insignificant amount of interest and penalties to state tax authorities.

The net deferred tax liability, included in other liabilities, is comprised of the following tax effected temporary differences:

	December 31,
	2012	2011
	(In Millions)
Deferred tax assets:
Policyholder reserves	$660	$349
Investment valuation	573	590
Tax net operating loss carryforwards	453	510
Tax credit carryforwards	335	313
Deferred compensation	62	57
Aircraft maintenance reserves	11	13
Dividends to policyholders	8	8
Other	18	16

Total deferred tax assets	2,120	1,856

Deferred tax liabilities:
DAC	(1,241)	(1,156)
Depreciation	(700)	(671)
Hedging	(159)	(116)
Partnership income	(77)	(63)
Reinsurance	(34)	(20)
Other	(126)	(117)

Total deferred tax liabilities	(2,337)	(2,143)

Net deferred tax liability from continuing operations	(217)	(287)
Unrealized gain on derivatives and securities available for sale	(871)	(525)
Minimum pension liability and other adjustments	(8)	(8)

Net deferred tax liability	($1,096)	($820)

The tax net operating loss carryforwards relate to Federal tax losses incurred in 2001 through 2012 with a 20-year carryforward for non-life losses and a 15-year carryforward for life losses, and California tax losses incurred in 2004 through 2012 with a ten-year carryforward.

The tax credit carryforwards relate to LIHTC, foreign tax credits, and alternative minimum tax (AMT) credits generated from 2000 to 2012. The LIHTC begin to expire in 2020. The foreign tax credits begin to expire in 2016. Foreign tax credits, LIHTC and tax net operating loss carryforwards of $193 million expire between 2016 and 2022. AMT credits and tax net operating loss carryforwards of $28 million possess no expiration date. The remainder will expire between 2023 and 2032.

The Codification’s Income Taxes Topic requires the reduction of deferred tax assets by a valuation allowance if, based on the weight of available evidence, it is more likely than not that a portion or all of the deferred tax assets will not be realized. Based on management’s assessment, it is more likely than not that the Company’s deferred tax assets will be realized through future taxable income, including the reversal of deferred tax liabilities.

The Company files income tax returns in U.S. Federal and various state jurisdictions. The Company is under continuous audit by the Internal Revenue Service (IRS) and is audited periodically by some state taxing authorities. The IRS has completed audits of the Company’s tax returns through the tax year ended December 31, 2008, and is auditing the Company’s tax returns for the tax years December 31, 2009 and 2010. The Company does not expect the current Federal audits to result in any material assessments. The State of California concluded audits for tax years 2003 and 2004 without material assessment.

19.	SEGMENT INFORMATION

The Company has four operating segments: Life Insurance, Retirement Solutions, Aircraft Leasing and Reinsurance. These segments are managed separately and have been identified based on differences in products and services offered. All other activity is included in the Corporate and Other segment.

The Life Insurance segment provides a broad range of life insurance products through multiple distribution channels operating in the upper income and corporate markets. Principal products include UL, indexed universal life, VUL, survivor life, interest sensitive whole life, corporate-owned life insurance and traditional products such as whole life and term life. Distribution channels include regional life offices, marketing organizations, broker-dealer firms, wirehouses and M Financial, an association of independently owned and operated insurance and financial producers.

The Retirement Solutions segment’s principal products include variable and fixed annuity products, mutual funds, and structured settlement and group retirement annuities, which are offered through multiple distribution channels. Distribution channels include independent planners, financial institutions and national/regional wirehouses.

The Aircraft Leasing segment offers aircraft leasing to the airline industry throughout the world and provides brokerage and asset management services to other third-parties.

The Reinsurance segment primarily includes the domestic retrocession business, which was acquired in August 2011 (Note 5). Also included in the Reinsurance segment is international reinsurance the Company has assumed from PLR.

The Corporate and Other segment consists of assets and activities, which support the Company’s operating segments. Included in these support activities is the management of investments, certain entity level hedging activities and other expenses and other assets not directly attributable to the operating segments. The Corporate and Other segment also includes several operations that do not qualify as operating segments and the elimination of intersegment transactions. Discontinued operations (Note 6) are also included in the Corporate and Other segment.

The Company uses the same accounting policies and procedures to measure segment net income (loss) and assets as it uses to measure its consolidated net income (loss) and assets. Net investment income and net realized investment gain (loss) are allocated based on invested assets purchased and held as is required for transacting the business of that segment. Overhead expenses are allocated based on services provided. Interest expense is allocated based on the short-term borrowing needs of the segment and is included in net investment income. The provision (benefit) for income taxes is allocated based on each segment’s actual tax provision (benefit).

Certain segments are allocated equity based on formulas determined by management and receive a fixed interest rate of return on interdivision debentures supporting the allocated equity. The debenture amount is reflected as investment expense in net investment income in the Corporate and Other segment and as investment income in the operating segments.

The Company generates the majority of its revenues and net income from customers located in the U.S. As of December 31, 2012 and 2011, the Company had foreign investments with an estimated fair value of $9.8 billion and $8.2 billion, respectively. Aircraft leased to foreign customers were $5.8 billion and $5.3 billion as of December 31, 2012 and 2011, respectively. Revenues derived from any customer did not exceed 10% of consolidated total revenues for the years ended December 31, 2012, 2011 and 2010.

The following segment information is as of and for the year ended December 31, 2012:

	Life	Retirement	Aircraft		Corporate
	Insurance	Solutions	Leasing	Reinsurance	and Other	Total
REVENUES	(In Millions)
Policy fees and insurance premiums	$925	$1,894		$505		$3,324
Net investment income	1,012	914		14	$341	2,281
Net realized investment gain (loss)	34	(290)	($5)		(88)	(349)
OTTI	(20)	(14)			(29)	(63)
Investment advisory fees	23	240			35	298
Aircraft leasing revenue			660			660
Other income	12	166	24	4	31	237

Total revenues	1,986	2,910	679	523	290	6,388

BENEFITS AND EXPENSES
Policy benefits	457	1,535		452		2,444
Interest credited	765	294			193	1,252
Commission expenses	222	405		21		648
Operating expenses	313	404	124	24	109	974
Depreciation of aircraft			299			299
Interest expense			196		132	328

Total benefits and expenses	1,757	2,638	619	497	434	5,945

Income (loss) before provision (benefit) for income taxes	229	272	60	26	(144)	443
Provision (benefit) for income taxes	63	(4)	(63)	9	(72)	(67)

Net income (loss)	166	276	123	17	(72)	510
Less: net income attributable to the noncontrolling interest			(4)		(64)	(68)

Net income (loss) attributable to the Company	$166	$276	$119	$17	($136)	$442

Total assets	$33,837	$73,180	$7,957	$647	$6,171	$121,792
DAC	1,046	3,221		62		4,329
Separate account assets	6,223	49,079				55,302
Policyholder and contract liabilities	23,839	19,398		268	2,583	46,088
Separate account liabilities	6,223	49,079				55,302

The following segment information is as of and for the year ended December 31, 2011:

	Life	Retirement	Aircraft		Corporate
	Insurance	Solutions	Leasing	Reinsurance	and Other	Total
REVENUES	(In Millions)
Policy fees and insurance premiums	$1,182	$1,701		$198		$3,081
Net investment income	954	818		4	$410	2,186
Net realized investment gain (loss)	83	(1,076)	($3)		335	(661)
OTTI	(38)	(33)			(82)	(153)
Investment advisory fees	22	233			13	268
Aircraft leasing revenue			607			607
Other income	13	159	48	3	3	226

Total revenues	2,216	1,802	652	205	679	5,554

BENEFITS AND EXPENSES
Policy benefits	429	1,343		179		1,951
Interest credited	736	302			280	1,318
Commission expenses	428	(313)		6	1	122
Operating expenses	311	357	99	18	113	898
Depreciation of aircraft			255			255
Interest expense			194		94	288

Total benefits and expenses	1,904	1,689	548	203	488	4,832

Income from continuing operations before provision (benefit) for income taxes	312	113	104	2	191	722
Provision (benefit) for income taxes	98	(55)	(7)	1	43	80

Income from continuing operations	214	168	111	1	148	642
Discontinued operations, net of taxes					(9)	(9)

Net income	214	168	111	1	139	633
Less: net income attributable to the noncontrolling interest from continuing operations			(6)		(65)	(71)

Net income attributable to the Company	$214	$168	$105	$1	$74	$562

Total assets	$30,975	$66,124	$7,389	$568	$8,565	$113,621
DAC	991	3,203		70		4,264
Separate account assets	5,698	45,752				51,450
Policyholder and contract liabilities	22,400	16,926		244	4,289	43,859
Separate account liabilities	5,698	45,752				51,450

The following segment information is for the year ended December 31, 2010:

	Life	Retirement	Aircraft		Corporate
	Insurance	Solutions	Leasing	Reinsurance	and Other	Total
REVENUES	(In Millions)
Policy fees and insurance premiums	$1,092	$1,265		$10		$2,367
Net investment income	924	748			$450	2,122
Net realized investment gain (loss)	55	(73)	($2)		(74)	(94)
OTTI	(21)	(10)			(82)	(113)
Investment advisory fees	21	224				245
Aircraft leasing revenue			591			591
Other income	11	141	57	2	19	230

Total revenues	2,082	2,295	646	12	313	5,348

BENEFITS AND EXPENSES
Policy benefits	432	923		(4)		1,351
Interest credited	700	282			335	1,317
Commission expenses	355	480			1	836
Operating expenses	285	355	60		65	765
Depreciation of aircraft			241			241
Interest expense			178		84	262

Total benefits and expenses	1,772	2,040	479	(4)	485	4,772

Income (loss) before provision (benefit) for income taxes	310	255	167	16	(172)	576
Provision (benefit) for income taxes	97	(16)	41	6	(68)	60

Net income (loss)	213	271	126	10	(104)	516
Less: net income attributable to the noncontrolling interest			(9)		(41)	(50)

Net income (loss) attributable to the Company	$213	$271	$117	$10	($145)	$466

20.	TRANSACTIONS WITH AFFILIATES

PLFA serves as the investment adviser for the Pacific Select Fund, an investment vehicle provided to the Company’s variable life insurance policyholders and variable annuity contract owners, and the Pacific Life Funds, the investment vehicle for the Company’s mutual fund products. Investment advisory and other fees are based primarily upon the net asset value of the underlying portfolios. These fees, included in investment advisory fees and other income, amounted to $305 million, $294 million and $291 million for the years ended December 31, 2012, 2011 and 2010, respectively. In addition, Pacific Life and PLFA provides certain support services to the Pacific Select Fund, the Pacific Life Funds and other affiliates based on an allocation of actual costs. These fees amounted to $13 million, $10 million and $8 million for the years ended December 31, 2012, 2011 and 2010, respectively.

Additionally, the Pacific Select Fund and Pacific Life Funds have service and other plans whereby the funds pay PSD, as distributor of the fund, a service fee in connection with services rendered to or procured for shareholders of the fund or their variable annuity and life insurance contract owners. These services may include, but are not limited to, payment of compensation to broker-dealers, including PSD itself, and other financial institutions and organizations, which assist in providing any of the services. For the years ended December 31, 2012, 2011 and 2010, PSD received $119 million, $115 million and $100 million, respectively, in service and other fees from the Pacific Select Fund and Pacific Life Funds, which are recorded in other income.

ACG has derivative swap contracts with Pacific LifeCorp as the counterparty. The notional amounts total $1.3 billion as of December 31, 2012 and 2011. The estimated fair values of the derivatives were net liabilities of $81 million and $78 million as of December 31, 2012 and 2011, respectively.

21.	COMMITMENTS AND CONTINGENCIES

COMMITMENTS

The Company has outstanding commitments that may be funded to make investments primarily in fixed maturity securities, mortgage loans, limited partnerships and other investments, as follows (In Millions):

Years Ending December 31:
2013	$636
2014 through 2015	803
2016 through 2017	259
2018 and thereafter	69

Total	$1,767

The Company leases office facilities under various operating leases, which in most, but not all cases, are noncancelable. Rent expense, which is included in operating and other expenses, in connection with these leases was $11 million, $10 million and $9 million for the years ended December 31, 2012, 2011 and 2010, respectively. Aggregate minimum future commitments are as follows (In Millions):

Years Ending December 31:
2013	$9
2014 through 2017	12
2018 and thereafter	5

Total	$26

ACG has sold four aircraft on lease to U.S. airlines via sale leaseback transactions. ACG is committed to these operating leases with maturities ranging from 2023 to 2025. This aircraft lease expense is included in operating and other expenses.

ACG has subleased the four aircraft mentioned above to airlines with maturity dates ranging from 2021 to 2024 with total future rentals of $176 million.

Aggregate minimum future lease commitments are as follows (In Millions):

Minimum Future
Commitments
Years Ending December 31:
2013	$15
2014 through 2017	55
2018 and thereafter	91

Total	$161

As of December 31, 2012, ACG has commitments with major aircraft manufacturers and other third-parties to purchase aircraft at an estimated delivery price of $8,653 million with delivery from 2013 through 2021. These purchase commitments may be funded:
•	up to $1,094 million in less than one year,

•	an additional $1,666 million in one to three years,

•	an additional $1,195 million in three to five years, and

•	an additional $4,091 million thereafter.
As of December 31, 2012, deposits related to these agreements totaled $607 million and are included in other assets.

In connection with the acquisition of retrocession business as discussed in Note 5, Pacific Life entered into agreements to reinsure a block of U.S. life reinsurance business on a 100% coinsurance basis. The underlying reinsurance is comprised of coinsurance and YRT treaties. Upon closing the transaction in August 2011, Pacific Life retroceded the majority of the underlying YRT treaties on a 100% modified coinsurance basis to PLRB effective July 1, 2011 (PLRB Agreement). The PLRB Agreement is accounted for under deposit accounting under U.S. GAAP and as reinsurance under statutory accounting practices. The statutory accounting reserve credit is afforded by virtue of collateral posted by PLRB for the benefit of Pacific Life by a $430 million letter of credit issued to PLRB by third-party banks. In connection with the letter of credit agreement, Pacific LifeCorp entered into a capital maintenance agreement to ensure PLRB will have sufficient capital to meet its obligations. Additionally, certain assets related to the retrocession business have been pledged and placed in reinsurance trusts (Note 8). If the estimated fair market value of the pledged assets in these trusts fall below a minimum value, as defined in the transaction agreements, the Company is required to promptly deposit additional funds into the trusts to account for any shortfall.

The Company entered into an agreement with PLR to guarantee the performance of unaffiliated reinsurance obligations of PLR. This guarantee is secondary to a guarantee provided by Pacific LifeCorp and would only be triggered in the event of nonperformance by both PLR and Pacific LifeCorp. Management believes that any additional obligations, if any, related to the guarantee agreement are not likely to have a material adverse effect on the Company’s consolidated financial statements. For the years ended December 31, 2012 and 2011, Pacific Life earned $2 million under the agreement for its guarantee.

On January 1, 2013, Pacific Life entered into an agreement with PLRC to guarantee the performance of unaffiliated reinsurance obligations of PLRC. PLRC will pay Pacific Life a fee for its guarantee.

In connection with the reinsurance of NLGR benefits ceded from Pacific Life to PAR Vermont, PAR Vermont has a credit agreement with a maximum commitment amount of $843 million and a 20 year term expiring October 2031. As of December 31, 2012, the letter of credit amounted to $495 million. The new agreement is non-recourse to Pacific LifeCorp or any of its affiliates, other than PAR Vermont.

In connection with an acquisition in 2005, ACG assumed residual value support agreements with remaining expiration dates ranging from 2013 to 2015. The gross remaining residual value exposure under these agreements was $89 million as of December 31, 2012 and 2011. As of December 31, 2012, the Company has estimated that it has no measurable liability under the remaining residual value guarantee agreements.

CONTINGENCIES - LITIGATION

The Company is a respondent in a number of legal proceedings, some of which involve allegations for extra-contractual damages. Although the Company is confident of its position in these matters, success is not a certainty and a judge or jury could rule against the Company. In the opinion of management, the outcome of such proceedings is not likely to have a material adverse effect on the Company’s consolidated financial statements. The Company believes adequate provision has been made in its consolidated financial statements for all probable and estimable losses for litigation claims against the Company.

CONTINGENCIES - IRS REVENUE RULING

In 2007, the IRS issued Revenue Ruling 2007-54, which provided the IRS’ interpretation of tax law regarding the computation of the DRD and Revenue Ruling 2007-61, which suspended Revenue Ruling 2007-54 and indicated the IRS would address the proper interpretation of tax law in a regulation project that is on the IRS’ priority guidance plan. Although no guidance has been issued, if the IRS ultimately adopts the interpretation contained in Revenue Ruling 2007-54, the Company could lose a substantial amount of DRD tax benefits, which could have a material adverse effect on the Company’s consolidated financial statements.

CONTINGENCIES - OTHER

In connection with the sale of certain broker-dealer subsidiaries (Note 6), certain indemnifications triggered by breaches of representations, warranties or covenants were provided by the Company. Also, included in the indemnifications is indemnification for certain third-party claims arising from the normal operation of these broker-dealers prior to the closing and within the nine month period following the sale. Management believes that claims, if any, against the Company related to such indemnification matters are not likely to have a material adverse effect on the Company’s consolidated financial statements.

In the course of its business, the Company provides certain indemnifications related to other dispositions, acquisitions, investments, lease agreements or other transactions that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company. These obligations are typically subject to time limitations that vary in duration, including contractual limitations and those that arise by operation of law, such as applicable statutes of limitation. Because the amounts of these types of indemnifications often are not explicitly stated, the overall maximum amount of the obligation under such indemnifications cannot be reasonably estimated. The Company has not historically made material payments for these types of indemnifications. The estimated maximum potential amount of future payments under these obligations is not determinable due to the lack of a stated maximum liability for certain matters, and therefore, no related liability has been recorded. Management believes that judgments, if any, against the Company related to such matters are not likely to have a material adverse effect on the Company’s consolidated financial statements.

Most of the jurisdictions in which the Company is admitted to transact business require life insurance companies to participate in guaranty associations, which are organized to pay contractual benefits owed pursuant to insurance policies issued by insolvent life insurance companies. These associations levy assessments, up to prescribed limits, on all member companies in a particular state based on the proportionate share of premiums written by member companies in the lines of business in which the insolvent insurer operated. The Company has not received notification of any insolvency that is expected to result in a material guaranty fund assessment.

The Asset Purchase Agreements of Aviation Trust, ACG Trust II and ACG Trust III (Note 4) provide that Pacific LifeCorp will guarantee the performance of certain obligations of ACG, as well as provide certain indemnifications, and that Pacific Life will assume certain obligations of ACG arising from the breach of certain representations and warranties under the Asset Purchase Agreements. Management believes that obligations, if any, related to these guarantees are not likely to have a material adverse effect on the Company’s consolidated financial statements. The financial debt obligations of Aviation Trust, ACG Trust II and ACG Trust III are non-recourse to the Company and are not guaranteed by the Company.

In connection with the operations of certain subsidiaries, the Company has made commitments to provide for additional capital funding as may be required.

See Note 10 for discussion of contingencies related to derivative instruments.

See Note 18 for discussion of other contingencies related to income taxes.

Part C: OTHER INFORMATION
Item 24. Financial Statements and Exhibits
(a)	Financial Statements

Part A:

Part B:
(1)	Registrant’s Financial Statements

Audited Financial Statements dated as of December 31, 2012 and for each of the periods presented which are incorporated by reference from the 2012 Annual Report include the following for Pacific Select Variable Annuity Separate Account:
Statements of Assets and Liabilities
Statements of Operations
Statements of Changes in Net Assets
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
(2)	Depositor’s Financial Statements

Audited Consolidated Financial Statements dated as of December 31, 2012 and 2011, and for each of the three years in the period ended December 31, 2012, included in Part B include the following for Pacific Life:
Independent Auditors’ Report
Consolidated Statements of Financial Condition
Consolidated Statements of Operations
Consolidated Statements of Stockholder’s Equity
Consolidated Statements of Cash Flows
Notes to Consolidated Financial Statements
(b)	Exhibits

1.	(a)	Resolution of the Board of Directors of the Depositor authorizing establishment of Separate Accounts and Memorandum establishing Pacific Select Variable Annuity Separate Account; Included in Registrant’s Form N-4, File No. 033-32704, Accession No. 0000898430-001024 filed on March 28, 1996 and incorporated by reference herein.

	(b)	Resolution of the Board of Directors of Pacific Life Insurance Company authorizing conformity to the terms of the current Bylaws; Included in Registrant’s Form N-4, File No. 033-32704, Accession No. 0001017062-98-000944 filed on April 29, 1998 and incorporated by reference herein.

2.	Not applicable

3.	(a)	Distribution Agreement between Pacific Life Insurance Company, Pacific Life & Annuity Company and Pacific Select Distributors Inc. (PSD); Included in Registrant’s Form N-4, File No. 333-60833, Accession No. 0000950123-11-061492 filed on June 24, 2011, and incorporated by reference herein.

	(b)	Form of Selling Agreement between Pacific Life, PSD and Various Broker-Dealers; Included in Registrant’s Form N-4, File No. 033-32704, Accession No. 0000892569-06-000531 filed on April 18, 2006 and incorporated by reference herein.

4.	(a)	Individual Flexible Premium Variable Accumulation Deferred Annuity Contract, Form 90-53; Included in Registrant’s Form N-4, File No. 033-32704, Accession No. 0000898430-001024 filed on March 28, 1996 and incorporated by reference herein.

	(b)	Deferred Annuity Contract, Form AP9230-1; Included in Registrant’s Form N-4, File No. 033-32704, Accession No. 0000898430-001024 filed on March 28, 1996 and incorporated by reference herein.

	(c)	Guaranteed Death Benefit Rider; Included in Registrant’s Form N-4, File No. 033-32704, Accession No. 0000898430- 001024 filed on March 28, 1996 and incorporated by reference herein.

	(d)	Individual Retirement Annuity Rider (Form No. 20-18900); Included in Registrant’s Form N-4, File No. 033-32704, Accession No. 0001017062-02-002148 filed on December 18, 2002 and incorporated by reference herein.

	(e)	Pension Plan Rider; Included in Registrant’s Form N-4, File No. 033-32704, Accession No. 0000898430-001024 filed on March 28, 1996 and incorporated by reference herein.

	(f)	Required Distributions for Compliance with Section 72(S) Rider; Included in Registrant’s Form N-4, File No. 033-32704, Accession No. 0000898430-001024 filed on March 28, 1996 and incorporated by reference herein.

	(g)	Endorsement (Preauthorized Withdrawal Feature); Included in Registrant’s Form N-4, File No. 033-32704, Accession No. 0000898430-001024 filed on March 28, 1996 and incorporated by reference herein.

	(h)	Endorsement (Distribution of In-Kind Securities); Included in Registrant’s Form N-4, File No. 033-32704, Accession No. 0000898430-001024 filed on March 28, 1996 and incorporated by reference herein.

	(i)	Free Look Sticker ST-43; Included in Registrant’s Form N-4, File No. 033-32704, Accession No. 0000898430-001024 filed on March 28, 1996 and incorporated by reference herein.

	(j)	Minimum Guaranteed Death Benefit and Terminal Illness Waiver Endorsement E-93-9053; Included in Registrant’s Form N-4, File No. 033-32704, Accession No. 0000898430-001024 filed on March 28, 1996 and incorporated by reference herein.

	(k)	Changes to Contract Endorsement E1-95-9053; Included in Registrant’s Form N-4, File No. 033-32704, Accession No. 0000898430-001024 filed on March 28, 1996 and incorporated by reference herein.

	(l)	Required Distributions for Compliance with Section 72(S) of the Internal Revenue Code of 1986, amended (the Code) Rider R72S-9553; Included in Registrant’s Form N-4, File No. 033-32704, Accession No. 0000898430-001024 filed on March 28, 1996 and incorporated by reference herein.

	(m)	(1) 403(b) Tax Sheltered Annuity Rider; Included in Registrant’s Form N-4, File No. 033-32704, Accession No. 0001017062-02-000772 filed on April 30, 2002 and incorporated by reference herein.

(2) 403(b) Tax-Sheltered Annuity Rider (Form No. 20-1156); Included in Registrant’s Form N-4, File No. 033-32704, Accession No. 0000892569-08-001549, filed on December 4, 2008, and incorporated by reference herein.

	(n)	Section 457 Plan Rider R-95-457; Included in Registrant’s Form N-4, File No. 033-32704, Accession No. 0000898430- 001024 filed on March 28, 1996 and incorporated by reference herein.

	(o)	Qualified Plan Loan Endorsement; Included in Registrant’s Form N-4, File No. 033-32704, Accession No. 0000898430- 001024 filed on March 28, 1996 and incorporated by reference herein.

	(p)	Roth Individual Retirement Annuity Rider (Form No. 20-19000); Included in Registrant’s Form N-4, File No. 033-32704, Accession No. 0001017062-02-002148 filed on December 18, 2002 and incorporated by reference herein.

	(q)	SIMPLE Individual Retirement Annuity Rider (Form No. 20-19100); Included in Registrant’s Form N-4, File No. 033- 32704, Accession No. 0001017062-02-002148 filed on December 18, 2002 and incorporated by reference herein.

	(r)	Guaranteed Protection Advantage (GPA) Rider (Form No. 20-16200); Included in Registrant’s Form N-4, File No. 033- 32704, Accession No. 0000898430-01-503114 filed on October 25, 2001 and incorporated by reference herein.

	(s)	Guaranteed Protection Advantage 5 Rider (Form No. 20-19500); Included in Registrant’s Form N-4, File No. 033-32704, Accession No. 0001017062-03-000463 filed on March 18, 2003 and incorporated by reference herein.

	(t)	Qualified Retirement Plan Rider; Included in Registrant’s Form N-4, File No. 033-32704, Accession No. 0001017062-02- 000772 filed on April 30, 2002 and incorporated by reference herein.

	(u)	(1) Income Access Rider (Form No. 20-19808); Included in Registrant’s Form N-4, File No. 033-32704, Accession No. 0001017062-03-000463 filed on March 18, 2003 and incorporated by reference herein.

(2) Income Access Rider (Form No. 20-1104); Included in Registrant’s Form N-4, File No. 033-32704, Accession No. 0001193125-04-031264 filed on February 27, 2004 and incorporated by reference herein.

(3) Income Access Endorsement (Form No. 15-1122); Included in Registrant’s Form N-4, File No. 033-32704, Accession No. 0000892569-05-000442 filed on June 15, 2005 and incorporated by reference herein.

(4) Excess Withdrawal Endorsement (Form No. 15-1152C); Included in Registrant’s Form N-4, File No. 333-136597, Accession No. 0000892569-08-000961, filed on July 2, 2008, and incorporated by reference herein.

	(v)	Guaranteed Income Advantage (GIA) Rider (Form No. 20-15100); Included in Registrant’s Form N-4, File No. 033-32704, Accession No. 0001017062-03-001019 filed on April 30, 2003 and incorporated by reference herein.

	(w)	Guaranteed Income Advantage II Rider (Form No. 20-1109); Included in Registrant’s Form N-4, File No. 033-32704, Accession No. 0001193125-04-031264 filed on February 27, 2004 and incorporated by reference herein.

	(x)	Guaranteed Income Advantage 5 Rider (Form No. 20-1102); Included in Registrant’s Form N-4, File No. 033-32704, Accession No. 0001193125-04-031264 filed on February 27, 2004 and incorporated by reference herein.

	(y)	Guaranteed Income Annuity Rider (Form No. 20-1118); Included in Registrant’s Form N-4, File No. 033-32704, Accession No. 0000892569-04-000886 filed on October 15, 2004 and incorporated by reference herein.

	(z)	(1) Guaranteed Withdrawal Benefit Rider (Form No. 20-1119); also known as Income Access Plus Rider; Included in Registrant’s Form N-4, File No. 033-32704, Accession No. 0000892569-04-000886 filed on October 15, 2004 and incorporated by reference herein.

(2) Guaranteed Withdrawal Benefit Endorsement (Form No. 15-1123); Included in Registrant’s Form N-4, File No. 033-32704, Accession No. 0000892569-05-000442 filed on June 15, 2005 and incorporated by reference herein.

(3) Excess Withdrawal Endorsement (Form No. 15-1152E); Included in Registrant’s Form N-4, File No. 033-32704, Accession No. 0000892569-08-001265, filed on September 11, 2008, and incorporated by reference herein.

	(aa)	(1) Enhanced Guaranteed Withdrawal Benefit Rider (Form No. 20-1120); Included in Registrant’s Form N-4, File No. 033-32704, Accession No. 0000892569-05-000568 filed on August 2, 2005 and incorporated by reference herein.

(2) Excess Withdrawal Endorsement (Form No. 15-1152A); Included in Registrant’s Form N-4, File No. 033-32704, Accession No. 0000892569-08-001265, filed on September 11, 2008, and incorporated by reference herein.

	(bb)	(1) 5% Guaranteed Withdrawal Benefit Rider (Form No. 20-1131); Included in Registrant’s Form N-4, File No. 033-60833, as Exhibit 4(v), Accession No. 0000892569-06-001252, filed on October 19, 2006 and incorporated by reference herein.

(2) Excess Withdrawal Endorsement (Form No. 15-1152); Included in Registrant’s Form N-4, File No. 333-136597, Accession No. 0000892569-08-000961, filed on July 2, 2008, and incorporated by reference herein.

	(cc)	Guaranteed Protection Advantage 3 Rider (Form No. 20-1145); Included in Registrant’s Form N-4, File No. 333-141135, Accession No. 0000892569-07-001521, filed on December 12, 2007, and incorporated by reference herein.

	(dd)	(1) Guaranteed Withdrawal Benefit II Rider (Form No. 20-1146); Included in Registrant’s Form N-4, File No. 333-141135, Accession No. 0000892569-07-001521, filed on December 12, 2007, and incorporated by reference herein.

(2) Excess Withdrawal Endorsement (Form No. 15-1152); Included in Registrant’s Form N-4, File No. 333-136597, Accession No. 0000892569-08-000961, filed on July 2, 2008, and incorporated by reference herein.

	(ee)	Guaranteed Withdrawal Benefit III Rider (Form No. 20-1153); Included in Registrant’s Form N-4, File No. 333-136597, Accession No. 0000892569-08-000961, filed on July 2, 2008, and incorporated by reference herein.

	(ff)	Guaranteed Withdrawal Benefit Rider (Form No. 20-1154); Included in Registrant’s Form N-4, File No. 333-136597, Accession No. 0000892569-08-000961, filed on July 2, 2008, and incorporated by reference herein.

	(gg)	Core Withdrawal Benefit Rider (Form No. 20-1162); Included in Registrant’s Form N-4, File No. 333-136597, Accession No. 0000892569-09-000061, filed on February 9, 2009, and incorporated by reference herein.

	(hh)	Guaranteed Withdrawal Benefit IV Rider (Form No. 20-1176); Included in Registrant’s Form N-4, File No. 333-136597, Accession No. 0000950123-09-050719, filed on October 16, 2009, and incorporated by reference herein.

	(ii)	Core Withdrawal Benefit II Rider (Form No. 20-1178); Included in Registrant’s Form N-4, File No. 033-32704, Accession No. 0000950123-10-035864, filed on April 19, 2010, and incorporated by reference herein.

	(jj)	Guaranteed Withdrawal Benefit V Rider — Single Life (Form No. ICC 10:20-1194); Included in Registrant’s Form N-4, File No. 033-88458, Accession No. 0000950123-10-115911 filed on December 23, 2010, and incorporated by reference herein.

	(kk)	Guaranteed Withdrawal Benefit VII Rider — Single Life (Form No. ICC 11:20-1204); Included in Registrant’s Form N-4, File No. 033-32704, Accession No. 0000950123-11-036768 filed on April 19, 2011, and incorporated by reference herein.

5.	(a)	Application Form for Individual Flexible Premium Variable; Included in Registrant’s Form N-4, File No. 033-32704, Accession No. 0001017062-98-000944 filed on April 29, 1998 and incorporated by reference herein.

	(b)	Guaranteed Protection Advantage Rider Request (Form No. 55-16600); Included in Registrant’s Form N-4, File No. 033- 32704, Accession No. 0000898430-01-503114 filed on October 25, 2001 and incorporated by reference herein.

	(c)	Guaranteed Protection Advantage 5 Rider Request Form (Form No. 2311-3A); Included in Registrant’s Form N-4, File No. 033-32704, Accession No. 0001017062-03-000463 filed on March 18, 2003 and incorporated by reference herein.

	(d)	Income Access Rider Request (Form No. 2315-3A); Included in Registrant’s Form N-4, File No. 033-32704, Accession No. 0001017062-03-000463 filed on March 18, 2003 and incorporated by reference herein.

	(e)	Guaranteed Income Advantage (GIA) Rider Request (Form No. 1209-1A); Included in Registrant’s Form N-4, File No. 033- 32704, Accession No. 0001017062-03-001019 filed on April 30, 2003 and incorporated by reference herein.

6.	(a)	Pacific Life’s Articles of Incorporation; Included in Registrant’s Form N-4, File No. 033-32704, Accession No. 0001017062-98-000944 filed on April 29, 1998 and incorporated by reference herein.

	(b)	By-laws of Pacific Life; Included in Registrant’s Form N-4, File No. 033-32704, Accession No. 0001017062-98-000944 filed on April 29, 1998 and incorporated by reference herein.

	(c)	Pacific Life’s Restated Articles of Incorporation; Included in Registrant’s Form N-4, File No. 033-32704, Accession No. 0000892569-06-000531 filed on April 18, 2006 and incorporated by reference herein.

	(d)	By-laws of Pacific Life As Amended September 1, 2005; Included in Registrant’s Form N-4, File No. 033-32704, Accession No. 0000892569-06-000531 filed on April 18, 2006 and incorporated by reference herein.

7.	Form of Reinsurance Agreement; Included in Registrant’s Form N-4, File No. 033-32704, Accession No. 0000892569-08-000655, filed on April 24, 2008, and incorporated by reference herein.

8.	(a)	Pacific Select Fund Participation Agreement; Included in Registrant’s Form N-4, File No. 033-32704, Accession No. 0001017062-01-500102 filed on April 26, 2001 and incorporated by reference herein.

	(b)	Fund Participation Agreement Between Pacific Life Insurance Company, Pacific Select Distributors, Inc., American Funds Insurance Series, American Funds Distributors, and Capital Research and Management Company; Included in Registrant’s Form N-4, File No. 333-93059, Accession No. 0000892569-05-000253 filed on April 19, 2005 and incorporated by reference herein.

	(c)	Form of AllianceBernstein Variable Products Series Fund, Inc. Participation Agreement; Included in Registrant’s Form N-4, File No. 333-136597, Accession No. 0000892569-08-000961, filed on July 2, 2008, and incorporated by reference herein.

	(d)	Form of BlackRock Variable Series Fund, Inc. Participation Agreement; Included in Registrant’s Form N-4, File No. 333- 136597, Accession No. 0000892569-08-000961, filed on July 2, 2008, and incorporated by reference herein.

(1) Amendment to Participation Agreement; Included in Registrant’s Form N-4, File No. 033-32704, Accession No. 0000950123-10-035864, filed on April 19, 2010, and incorporated by reference herein.

	(e)	Form of Franklin Templeton Variable Insurance Products Trust Participation Agreement; Included in Registrant’s Form N-4, File No. 333-136597, Accession No. 0000892569-08-000961, filed on July 2, 2008, and incorporated by reference herein.

(1) First Amendment to Participation Agreement; Included in Registrant’s Form N-4, File No. 033-32704, Accession No. 0000950123-10-035864, filed on April 19, 2010, and incorporated by reference herein.

(2) Second Amendment to Participation Agreement; Included in Registrant’s Form N-4, File No. 033-32704, Accession No. 0000950123-11-036768 filed on April 19, 2011, and incorporated by reference herein.

	(f)	Form of AllianceBernstein Investments, Inc. Administrative Services Agreement; Included in Registrant’s Form N-4, File No. 333-136597, Accession No. 0000892569-08-000961, filed on July 2, 2008, and incorporated by reference herein.

	(g)	Form of BlackRock Distributors, Inc. Administrative Services Agreement; Included in Registrant’s Form N-4, File No. 333- 136597, Accession No. 0000892569-08-000961, filed on July 2, 2008, and incorporated by reference herein.

(1) Amendment to Administrative Services Agreement; Included in Registrant’s Form N-4, File No. 033-32704, Accession No. 0000950123-10-035864, filed on April 19, 2010, and incorporated by reference herein.

	(h)	Form of Franklin Templeton Services, LLC Administrative Services Agreement; Included in Registrant’s Form N-4, File No. 333-136597, Accession No. 0000892569-08-000961, filed on July 2, 2008, and incorporated by reference herein.

(1) First Amendment to Administrative Services Agreement; Included in Registrant’s Form N-4, File No. 033-32704, Accession No. 0000950123-10-035864, filed on April 19, 2010, and incorporated by reference herein.

(2) Second Amendment to Administrative Services Agreement; Included in Registrant’s Form N-4, File No. 033-32704, Accession No. 0001193125-12-503037 filed on December 14, 2012 and incorporated by reference herein.

(3) Third Amendment to Administrative Services Agreement; Included in Registrant’s Form N-4, File No. 033-32704, Accession No. 0001193125-12-503037 filed on December 14, 2012 and incorporated by reference herein.

	(i)	Form of AIM Variable Insurance Funds Participation Agreement; Included in Registrant’s Form N-4, File No. 033-32704, Accession No. 0000892569-08-001549, filed on December 4, 2008, and incorporated by reference herein.

(1) First Amendment to Participation Agreement; Included in Registrant’s Form N-4, File No. 033-32704, Accession No. 0000950123-12-006436 filed on April 24, 2012, and incorporated by reference herein.

	(j)	Form of Invesco Aim Distributors, Inc. Distribution Services Agreement; Included in Registrant’s Form N-4, File No. 033- 32704, Accession No. 0000892569-08-001549, filed on December 4, 2008, and incorporated by reference herein.

	(k)	Form of Invesco Aim Advisors, Inc. Administrative Services Agreement; Included in Registrant’s Form N-4, File No. 033- 32704, Accession No. 0000892569-08-001549, filed on December 4, 2008, and incorporated by reference herein.

	(l)	Form of GE Investments Funds, Inc. Participation Agreement; Included in Registrant’s Form N-4, File No. 033-32704, Accession No. 0000892569-08-001549, filed on December 4, 2008, and incorporated by reference herein.

(1) Amendment to Participation Agreement; Included in Registrant’s Form N-4, File No. 033-32704, Accession No. 0000950123-10-035864, filed on April 19, 2010, and incorporated by reference herein.

	(m)	Form of GE Investment Distributors, Inc. Distribution and Services Agreement (Amended and Restated); Included in Registrant’s Form N-4, File No. 033-32704, Accession No. 0000950123-10-035864, filed on April 19, 2010, and incorporated by reference herein.

	(n)	Form of Van Kampen Life Investment Trust Participation Agreement; Included in Registrant’s Form N-4, File No. 033- 32704, Accession No. 0000892569-08-001549, filed on December 4, 2008, and incorporated by reference herein.

	(o)	Form of Van Kampen Funds, Inc. Shareholder Service Agreement; Included in Registrant’s Form N-4, File No. 033-32704, Accession No. 0000892569-08-001549, filed on December 4, 2008, and incorporated by reference herein.

	(p)	Form of Van Kampen Asset Management Administrative Services Letter Agreement; Included in Registrant’s Form N-4, File No. 033-32704, Accession No. 0000892569-08-001549, filed on December 4, 2008, and incorporated by reference herein.

	(q)	Form of GE Investments Funds, Inc. Investor Services Agreement; Included in Registrant’s Form N-4, File No. 033-32704, Accession No. 0000950123-10-035864, filed on April 19, 2010, and incorporated by reference herein.

(1) First Amendment to Investor Services Agreement; Included in Registrant’s Form N-4, File No. 033-32704, Accession No. 0000950123-10-035864, filed on April 19, 2010, and incorporated by reference herein.

	(r)	Form of PIMCO Variable Insurance Trust Participation Agreement; Included in Registrant’s Form N-4, File No. 033-32704, Accession No. 0000950123-10-035864, filed on April 19, 2010, and incorporated by reference herein.

(1) First Amendment to Participation Agreement; Included in Registrant’s Form N-4, File No. 033-32704, Accession No. 0000950123-11-036768 filed on April 19, 2011, and incorporated by reference herein.

(2) Second Amendment to Participation Agreement; Included in Registrant’s Form N-4, File No. 033-32704, Accession No. 0000950123-11-036768 filed on April 19, 2011, and incorporated by reference herein.

	(s)	Form of Allianz Global Investors Distributors LLC Selling Agreement; Included in Registrant’s Form N-4, File No. 033- 32704, Accession No. 0000950123-10-035864, filed on April 19, 2010, and incorporated by reference herein.

	(t)	Form of PIMCO LLC Services Agreement; Included in Registrant’s Form N-4, File No. 033-32704, Accession No. 0000950123-10-035864, filed on April 19, 2010, and incorporated by reference herein.

(1) Amendment to Services Agreement; Included in Registrant’s Form N-4, File No. 033-32704, Accession No. 0001193125-12-503037 filed on December 14, 2012 and incorporated by reference herein.

	(u)	Form of MFS Variable Insurance Trust Participation Agreement; Included in Registrant’s Form N-4, File No. 333-160772, Accession No. 0000950123-10-036181 filed on April 20, 2010, and incorporated by reference herein.

(1) First Amendment to Participation Agreement; Included in Registrant’s Form N-4, File No. 333-160772, Accession No. 0000950123-10-036181 filed on April 20, 2010, and incorporated by reference herein.

(2) Second Amendment to Participation Agreement; Included in Registrant’s Form N-4, File No. 033-32704, Accession No. 0000950123-11-036768 filed on April 19, 2011, and incorporated by reference herein.

	(v)	Form of MFS Variable Insurance Trust Administrative Services Agreement; Included in Registrant’s Form N-4, File No. 333-160772, Accession No. 0000950123-10-036181 filed on April 20, 2010, and incorporated by reference herein.

	(w)	Participation Agreement with Fidelity Variable Insurance Products (Variable Insurance Products Funds, Variable Insurance Products Fund II, Variable Insurance Products Fund III and Variable Insurance Products Funds V); Included in Registrant’s Form N-4, File No. 033-32704, Accession No. 0000950123-12-006436 filed on April 24, 2012, and incorporated by reference herein.

(1) First Amendment to Participation Agreement; Included in Registrant’s Form N-4, File No. 033-32704, Accession No. 0000950123-12-006436 filed on April 24, 2012, and incorporated by reference herein.

(2) Second Amendment to Participation Agreement; Included in Registrant’s Form N-4, File No. 033-32704, Accession No. 0000950123-12-006436 filed on April 24, 2012, and incorporated by reference herein.

	(x)	Service Contract with Fidelity Distributors Corporation; Included in Registrant’s Form N-4, File No. 033-32704, Accession No. 0000950123-12-006436 filed on April 24, 2012, and incorporated by reference herein.

(1) Amendment to Service Contract; Included in Registrant’s Form N-4, File No. 033-32704, Accession No. 0000950123-12-006436 filed on April 24, 2012, and incorporated by reference herein.

	(y)	Participation Agreement with First Trust Variable Insurance Trust; Included in Registrant’s Form N-4, File No. 033-32704, Accession No. 0000950123-12-006436 filed on April 24, 2012, and incorporated by reference herein.

	(z)	Administrative Services Agreement with First Trust Variable Insurance Trust; Included in Registrant’s Form N-4, File No. 033-32704, Accession No. 0000950123-12-006436 filed on April 24, 2012, and incorporated by reference herein.

	(aa)	Support Agreement with First Trust Advisors L.P.; Included in Registrant’s Form N-4, File No. 033-32704, Accession No. 0000950123-12-006436 filed on April 24, 2012, and incorporated by reference herein.

	(bb)	Form of American Century Investment Services, Inc. Participation Agreement; Included in Registrant’s Form N-6, File No. 333-150092, Accession Number 000950123-12-006370 filed on April 23, 2012.

	(cc)	Form of American Century Investment Services, Inc. Administrative Services Agreement; Included in Registrant’s Form N-6, File No. 333-150092, Accession Number 000950123-12-006370 filed on April 23, 2012.

(1) First Amendment to Administrative Services Agreement; Included in Registrant’s Form N-4, File No. 033-32704, Accession No. 0001193125-12-503037 filed on December 14, 2012 and incorporated by reference herein.

	(dd)	Participation Agreement with Janus Aspen Series; Included in Registrant’s Form N-6, File No. 333-118913, Accession Number 000892569-07-000444 filed on April 16, 2007.

(1) First Amendment to Participation Agreement; Included in Registrant’s Form N-4, File No. 033-32704, Accession No. 0001193125-12-503037 filed on December 14, 2012 and incorporated by reference herein.

	(ee)	Distribution and Shareholder Service Agreement with Janus Capital Management LLC; Included in Registrant’s Form N-6, File No. 333-118913, Accession Number 000892569-07-000444 filed on April 16, 2007.

	(ff)	Administrative Services Agreement with Janus Distributors LLC; Included in Registrant’s Form N-6, File No. 333-118913, Accession Number 000892569-07-000444 filed on April 16, 2007.

	(gg)	Form of Lord Abbett Series Fund, Inc. Fund Participation Agreement; Included in Registrant’s Form N-4, File No. 333- 168284, Accession No. 0000950123-10-067409 filed on July 23, 2010, and incorporated by reference herein.

	(hh)	Form of Lord Abbett Series Fund, Inc. Service Agreement; Included in Registrant’s Form N-4, File No. 333-168284, Accession No. 0000950123-10-067409 filed on July 23, 2010, and incorporated by reference herein.

	(ii)	Form of Lord Abbett Series Fund, Inc. Administrative Services Agreement; Included in Registrant’s Form N-4, File No. 333-168284, Accession No. 0000950123-10-067409 filed on July 23, 2010, and incorporated by reference herein.

	(jj)	Form of Lord Abbett Series Fund, Inc. Support Payment Agreement; Included in Registrant’s Form N-4, File No. 033-32704, Accession No. 0001193125-12-503037 filed on December 14, 2012 and incorporated by reference herein.

(1) First Amendment to Support Payment Agreement; Included in Registrant’s Form N-4, File No. 033-32704, Accession No. 0001193125-12-503037 filed on December 14, 2012 and incorporated by reference herein.

	(kk)	Participation Agreement with Van Eck Worldwide Insurance Trust; Included in Registrant’s Form N-6, File No. 033- 21754, Accession No. 0000892569-05-000254 filed on April 19, 2005, and incorporated by reference herein.

(1) First Amendment to Participation Agreement; Included in Registrant’s Form N-4, File No. 033-32704, Accession No. 0001193125-12-503037 filed on December 14, 2012 and incorporated by reference herein.

	(ll)	Service Agreement with Van Eck Securities Corporation; Included in Registrant’s Form N-6, File No. 333-118913, Accession No. 0000892569-05-000054 filed on February 10, 2005, and incorporated by reference herein.

(1) First Amendment to Service Agreement; Included in Registrant’s Form N-4, File No. 033-32704, Accession No. 0001193125-12-503037 filed on December 14, 2012 and incorporated by reference herein.

9.	Opinion and Consent of legal officer of Pacific Mutual as to the legality of Contracts being registered; Included in Registrant’s Form N-4, File No. 033-32704, Accession No. 0000898430-001024 filed on March 28, 1996 and incorporated by reference herein.

10.	(a)	Consent of Independent Registered Public Accounting Firm and Consent of Independent Auditors.

	(b)	Consent of Dechert Price & Rhoads; Included in Registrant’s Form N-4, File No. 033-32704, Accession No. 0000898430- 001024 filed on March 28, 1996 and incorporated by reference herein.

11.	Not applicable

12.	Not applicable

13.	Powers of Attorney; Included in Registrant’s Form N-4, File No. 333-184973, Accession No. 0000950123-13-000795 filed on February 5, 2013, and incorporated by reference herein.
Item 25. Directors and Officers of Pacific Life

Name and Address	Positions and Offices with Pacific Life
James T. Morris	Director, Chairman and Chief Executive Officer

Khanh T. Tran	Director and President

Adrian S. Griggs	Executive Vice President and Chief Financial Officer

Sharon A. Cheever	Director, Senior Vice President and General Counsel

Jane M. Guon	Director, Vice President and Secretary

Edward R. Byrd	Senior Vice President and Chief Accounting Officer

Brian D. Klemens	Vice President and Controller

Dewey P. Bushaw	Executive Vice President

Joseph W. Krum	Vice President and Treasurer

The address for each of the persons listed above is as follows:
700 Newport Center Drive
Newport Beach, California 92660

Item 26. Persons Controlled by or Under Common Control with Pacific Life or Separate Account A.
     The following is an explanation of the organization chart of Pacific Life’s subsidiaries:
Pacific Life is a Nebraska Stock Life Insurance Company wholly-owned by Pacific LifeCorp (a Delaware Stock Holding Company), which is, in turn, 100% owned by Pacific Mutual Holding Company (a Nebraska Mutual Insurance Holding Company).
PACIFIC LIFE, SUBSIDIARIES & AFFILIATED ENTERPRISES
LEGAL STRUCTURE

	Jurisdiction of
	Incorporation	Percentage of
	or	Ownership by its
	Organization	Immediate Parent
Pacific Mutual Holding Company	Nebraska
Pacific LifeCorp	Delaware	100
Pacific Life Insurance Company	Nebraska	100
Pacific Life & Annuity Company	Arizona	100
Pacific Select Distributors, Inc.	California	100
Pacific Asset Holding LLC	Delaware	100
Pacific TriGuard Partners LLC	Delaware	100
Grayhawk Golf Holdings, LLC	Delaware	95
Grayhawk Golf L.L.C.	Arizona	100
Las Vegas Golf I, LLC	Delaware	100
Angel Park Golf, LLC	Nevada	100
CW Atlanta, LLC	Delaware	100
City Walk Towers, LLC	Delaware	100
Kierland One, LLC	Delaware	100
Kinzie Member, LLC	Delaware	100
Parcel B Owner LLC	Delaware	88
Kinzie Parcel A Member, LLC	Delaware	100
Parcel A Owner LLC	Delaware	90
PL/KBS Fund Member, LLC	Delaware	100
KBS/PL Properties, L.P.	Delaware	99.9
Wildflower Member, LLC	Delaware	100
Epoch-Wildflower, LLC	Florida	99
Sedona Golf Club, LLC	Delaware	100
Glenoaks Golf Club, LLC	Delaware	100
Polo Fields Golf Club, LLC	Delaware	100
PL Regatta Member, LLC	Delaware	100
Regatta Apartments Investors, LLC	Delaware	90
Pacific Asset Loan LLC	Delaware	100
PL Vintage Park Member, LLC	Delaware	100
PL Broadstone Avena Member, LLC	Delaware	100
Broadstone Avena Investors, LLC	Delaware	90
PAR Industrial LLC	Delaware	100
Confederation Life Insurance and Annuity Company	Georgia	100
Pacific Asset Advisors LLC	Delaware	100
Pacific Absolute Return Strategies GP LLC #	Delaware	100
Pacific Life Fund Advisors LLC	Delaware	100
Pacific Alliance Reinsurance Company of Vermont	Vermont	100
Pacific Global Advisors LLC	Delaware	100
PGA Multi-Strategy Liquid Alternatives GP, LLC #	Delaware	100
Pacific Services Canada Limited	Canada	100
Pacific Life Reinsurance Company II Limited	Barbados	100
Aviation Capital Group Corp.	Delaware	100
ACG Acquisition 4063 LLC	Delaware	100
ACG Acquisition 4084 LLC	Delaware	100
ACG Acquisition Ireland III Limited	Ireland	100
ACG Acquisition Ireland V Ltd.	Ireland	100
ACG Acquisition 4658 LLC	Delaware	100
ACG Acquisition 4913 LLC	Delaware	100
ACG Acquisition 4941 LLC	Delaware	100
ACG Acquisition 4942 LLC	Delaware	100
ACG Acquisition 4891 LLC	Delaware	100
ACG Acquisition 5047 LLC	Delaware	100
ACG Acquisition 5048 LLC	Delaware	100
ACG Acquisition 5063 LLC	Delaware	100
ACG Acquisition 5136 LLC	Delaware	100
ACG Acquisition 38105 LLC	Delaware	100
ACG Acquisition 38106 LLC	Delaware	100
ACG Acquisition 4864 LLC	Delaware	100
ACG Acquisition 4883 LLC	Delaware	100
ACG Acquisition 5096 LLC	Delaware	100
ACG Acquisition 5193 LLC	Delaware	100
ACG Acquisition 5278 LLC	Delaware	100
ACG Acquisition 5299 LLC	Delaware	100
ACG Acquisition 38884 LLC	Delaware	100
ACG Acquisition 38885 LLC	Delaware	100
ACG Acquisition 39891 LLC	Delaware	100
ACG Acquisition 40547 LLC	Delaware	100
ACG ECA Ireland Limited	Ireland	100
ACG Bermuda Leasing Limited	Bermuda	100
ACG Acquisition BR 2012-10A LLC	Delaware	100
ACG Acquisition BR 2012-10B LLC	Delaware	100
ACG Acquisition BR 2012-11 LLC	Delaware	100
ACG Acquisition BR 2013-02 LLC	Delaware	100
ACG Acquisition 2688 LLC	Delaware	100
ACG Acquisition 5661 LLC	Delaware	100
ACG Acquisition 38881 LLC	Delaware	100
ACG Acquisition 39886 LLC	Delaware	100
ACG Acquisition 299495 LLC	Delaware	100
ACG Acquisition 5527 LLC	Delaware	100
ACGFS LLC	Delaware	100
ACG Acquisition 5446 LLC	Delaware	100
ACG Acquisition 5716 LLC	Delaware	100
ACG Acquisition 40544 LLC	Delaware	100
ACG Acquisition 39887 LLC	Delaware	100
ACG Acquisition 299496 LLC	Delaware	100
ACG Acquisition 5754 LLC	Delaware	100
ACG Acquisition 5481 LLC	Delaware	100
San Miguel Leasing Cayman Limited	Cayman Islands	100
ACG Acquisition VI LLC	Nevada	50
ACG Acquisition XIX LLC	Delaware	20
ACG XIX Holding LLC	Delaware	100
Aviation Capital Group Trust	Delaware	100
ACG Acquisition XV LLC	Delaware	100
ACG Acquisition XX LLC	Delaware	100
ACG Acquisition (Bermuda) Ltd.	Bermuda	100
ACG Acquisition Ireland Limited	Ireland	100
ACG Acquisition Labuan Ltd.	Labuan	100
ACG Acquisitions Sweden AB	Sweden	100
ACG Acquisition XXI LLC	Delaware	100
ACG Trust 2004-1 Holding LLC	Delaware	100
ACG Funding Trust 2004-1	Delaware	100
ACG 2004-1 Bermuda Limited	Bermuda	100
ACG Acquisition 2004-1 Ireland Limited	Ireland	100
ACG Trust II Holding LLC	Delaware	100
Aviation Capital Group Trust II	Delaware	100
ACG Acquisition XXV LLC	Delaware	100
ACG Acquisition 37 LLC	Delaware	100
ACG Acquisition 38 LLC	Delaware	100
ACG Acquisition Ireland II Limited	Ireland	100
ACG Acquisition (Bermuda) II Ltd.	Bermuda	100
ACG Acquisition XXIX LLC	Delaware	100
ACG Acquisition XXX LLC	Delaware	100
ACG Acquisition 31 LLC	Delaware	100
ACG Acquisition 32 LLC	Delaware	100
ACG Acquisition 33 LLC	Delaware	100
ACG Acquisition 36 LLC	Delaware	100
ACG Acquisition 39 LLC	Delaware	100
ACG Acquisition 35 LLC	Delaware	100
Boullioun Aviation Services Inc.	Washington	100
Boullioun Aircraft Holding Company, Inc.	Washington	100
Boullioun Portfolio Finance III LLC	Nevada	100
ACG ECA Bermuda Limited	Bermuda	100
ACG III Holding LLC	Delaware	100
ACG Trust III	Delaware	100
RAIN I LLC	Delaware	100
RAIN II LLC	Delaware	100
RAIN III LLC	Delaware	100
RAIN IV LLC	Delaware	100
RAIN V LLC	Delaware	100
RAIN VI LLC	Delaware	100
RAIN VII LLC	Delaware	100
RAIN VIII LLC	Delaware	100
ACG Acquisition 30271 LLC	Delaware	100
ACG Acquisition 30744 LLC	Delaware	100
ACG Acquisition 30745 LLC	Delaware	100
ACG Acquisition 30293 LLC	Delaware	100
ACG Acquisition 1176 LLC	Delaware	100
0179 Statutory Trust	Connecticut	100
ACG Acquisition 30277 LLC	Delaware	100
Bellevue Aircraft Leasing Limited	Ireland	100
Rainier Aircraft Leasing (Ireland) Limited	Ireland	100
ACG Acquisition (Cyprus) Ltd.	Cyprus	100
ACG Acquisition (Bermuda) III Ltd.	Bermuda	100
ACG 2006-ECA LLC	Delaware	100
ACG Acquisition 2692 LLC	Delaware	100
ACG ECA-2006 Ireland Limited	Ireland	100
ACG Acquisition 2987 LLC	Delaware	100
ACG Acquisition Aruba NV	Aruba	100
Aviation Capital Group Singapore Pte. Ltd.	Singapore	100
ACG International Ltd.	Bermuda	100
ACG Capital Partners Singapore Pte. Ltd.	Singapore	50
ACGCPS 2011 Pte. Ltd.	Singapore	100
ACG Capital Partners Bermuda Limited	Bermuda	100
Bellevue Coastal Leasing LLC	Washington	100
ACG Capital Partners LLC	Delaware	100
ACG Acquisition 30288 LLC	Delaware	100
ACG Capital Partners Ireland Limited	Ireland	100
ACG Trust 2009-1 Holding LLC	Delaware	100
ACG Funding Trust 2009-1	Delaware	100
ACG Acquisition 29677 LLC	Delaware	100
CIAF Leasing	Egypt	10
CIAF Leasing 1 Limited	Ireland	100
Pacific Asset Funding, LLC	Delaware	100
Pacific Life & Annuity Services, Inc.	Colorado	100
Bella Sera Holdings, LLC	Delaware	100
Pacific Life Re Holdings LLC	Delaware	100
Pacific Life Re Holdings Limited	U.K.	100
Pacific Life Re Services Limited	U.K.	100
Pacific Life Re Limited	U.K.	100
UnderwriteMe Limited	U.K.	51
Pacific Life Reinsurance (Barbados) Ltd.	Barbados	100
Pacific Alliance Excess Reinsurance Company	Vermont	100
Pacific Annuity Reinsurance Company	Arizona	100

# = Abbreviated structure

Item 27. Number of Contractholders

Pacific Select Variable Annuity—Approximately	6,546	Qualified
	9,341	Non-Qualified
Item 28. Indemnification
(a)	The Distribution Agreement between Pacific Life Insurance Company, Pacific Life & Annuity Company (collectively referred to as “Pacific Life”) and Pacific Select Distributors, Inc. (PSD) provides substantially as follows:

Pacific Life shall indemnify and hold harmless PSD and PSD’s officers, directors, agents, controlling persons, employees, subsidiaries and affiliates for all attorneys’ fees, litigation expenses, costs, losses, claims, judgments, settlements, fines, penalties, damages, and liabilities incurred as the direct or indirect result of: (i) negligent, dishonest, fraudulent, unlawful, or criminal acts, statements, or omissions by Pacific Life or its employees, agents, officers, or directors; (ii) Pacific Life’s breach of this Agreement; (iii) Pacific Life’s failure to comply with any statute, rule, or regulation; (iv) a claim or dispute between Pacific Life and a Broker/Dealer (including its Representatives) and/or a Contract owner. Pacific Life shall not be required to indemnify or hold harmless PSD for expenses, losses, claims, damages, or liabilities that result from PSD’s misfeasance, bad faith, negligence, willful misconduct or wrongful act.

PSD shall indemnify and hold harmless Pacific Life and Pacific Life’s officers, directors, agents, controlling persons, employees, subsidiaries and affiliates for all attorneys’ fees, litigation expenses, costs, losses, claims, judgments, settlements, fines, penalties, damages and liabilities incurred as the direct or indirect result of: (i) PSD’s breach of this Agreement; and/or (ii) PSD’s failure to comply with any statute, rule, or regulation. PSD shall not be required to indemnify or hold harmless Pacific Life for expenses, losses, claims, damages, or liabilities that have resulted from Pacific Life’s willful misfeasance, bad faith, negligence, willful misconduct or wrongful act.

(b)	The Form of Selling Agreement between Pacific Life, Pacific Select Distributors, Inc. (PSD) and Various Broker-Dealers and Agency (Selling Entities) provides substantially as follows:

Pacific Life and PSD agree to indemnify and hold harmless Selling Entities, their officers, directors, agents and employees, against any and all losses, claims, damages, or liabilities to which they may become subject under the Securities Act, the Exchange Act, the Investment Company Act of 1940, or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact or any omission or alleged omission to state a material fact required to be stated or necessary to make the statements made not misleading in the registration statement for the Contracts or for the shares of Pacific Select Fund (the “Fund”) filed pursuant to the Securities Act, or any prospectus included as a part thereof, as from time to time amended and supplemented, or in any advertisement or sales literature provided by Pacific Life and PSD.

Selling Entities agree to, jointly and severally, hold harmless and indemnify Pacific Life and PSD and any of their respective affiliates, employees, officers, agents and directors (collectively, “Indemnified Persons”) against any and all claims, liabilities and expenses (including, without limitation, losses occasioned by any rescission of any Contract pursuant to a “free look” provision or by any return of initial purchase payment in connection with an incomplete application), including, without limitation, reasonable attorneys’ fees and expenses and any loss attributable to the investment experience under a Contract, that any Indemnified Person may incur from liabilities resulting or arising out of or based upon (a) any untrue or alleged untrue statement other than statements contained in the registration statement or prospectus relating to any Contract, (b) (i) any inaccurate or misleading, or allegedly inaccurate or misleading sales material used in connection with any marketing or solicitation relating to any Contract, other than sales material provided preprinted by Pacific Life or PSD, and (ii) any use of any sales material that either has not been specifically approved in writing by Pacific Life or PSD or that, although previously approved in writing by Pacific Life or PSD, has been disapproved, in writing by either of them, for further use, or (c) any act or omission of a Subagent, director, officer or employee of Selling Entities, including, without limitation, any failure of Selling Entities or any Subagent to be registered as required as a broker/dealer under the 1934 Act, or licensed in accordance with the rules of any applicable SRO or insurance regulator.
Item 29. Principal Underwriters
(a)	PSD also acts as principal underwriter for Pacific Select Variable Annuity Separate Account, Separate Account B, Pacific Corinthian Variable Separate Account, Pacific Select Separate Account, Pacific Select Exec Separate Account, COLI Separate Account, COLI II Separate Account, COLI III Separate Account, COLI IV Separate Account, COLI V Separate Account, Separate Account A of Pacific Life & Annuity Company, Pacific Select Exec Separate Account of Pacific Life & Annuity Company, Separate Account I of Pacific Life Insurance Company, Separate Account I of Pacific Life & Annuity Company.

(b)	For information regarding PSD, reference is made to Form B-D, SEC File No. 8-15264, which is herein incorporated by reference.

(c)	PSD retains no compensation or net discounts or commissions from the Registrant.
Item 30. Location of Accounts and Records
The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules under that section will be maintained by Pacific Life at 700 Newport Center Drive, Newport Beach, California 92660.
Item 31. Management Services
Not applicable
Item 32. Undertakings
The registrant hereby undertakes:
(a)	to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in this registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted, unless otherwise permitted.

(b)	to include either (1) as a part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information, or (3) to deliver a Statement of Additional Information with the prospectus.

(c)	to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.
Additional Representations
     (a) The Registrant and its Depositor are relying upon American Council of Life Insurance, SEC No-Action Letter, SEC Ref. No. 1P-6-88 (November 28, 1988) with respect to annuity contracts offered as funding vehicles for retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code, and the provisions of paragraphs (1)-(4) of this letter have been complied with.
     (b) The Registrant and its Depositor are relying upon Rule 6c-7 of the Investment Company Act of 1940 with respect to annuity contracts offered as funding vehicles to participants in the Texas Optional Retirement Program and the provisions of paragraphs (a)-(d) of the Rule have been complied with.
     (c) REPRESENTATION PURSUANT TO SECTION 26(f) OF THE INVESTMENT COMPANY ACT OF 1940: Pacific Life Insurance Company and Registrant represent that the fees and charges to be deducted under the Variable Annuity Contract (“Contract”) described in the prospectus contained in this registration statement are, in the aggregate, reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed in connection with the Contract.

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this Post-Effective Amendment No. 56 to the Registration Statement on Form N-4 to be signed on its behalf by the undersigned thereunto duly authorized in the City of Newport Beach, and State of California, on this 15th day of April, 2013.

PACIFIC SELECT VARIABLE ANNUITY SEPARATE ACCOUNT (Registrant)

By:	PACIFIC LIFE INSURANCE COMPANY

By:
James T. Morris*
Director, Chairman and Chief Executive Officer

By:	PACIFIC LIFE INSURANCE COMPANY (Depositor)
By:
James T. Morris*
Director, Chairman and Chief Executive Officer
     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 56 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

	Director, Chairman and Chief Executive Officer	April 15, 2013
James T. Morris*

	Director and President	April 15, 2013
Khanh T. Tran*

	Executive Vice President and Chief Financial Officer	April 15, 2013
Adrian S. Griggs*

	Director, Senior Vice President and General Counsel	April 15, 2013
Sharon A. Cheever*

	Director, Vice President and Secretary	April 15, 2013
Jane M. Guon*

	Senior Vice President and Chief Accounting Officer	April 15, 2013
Edward R. Byrd*

	Vice President and Controller	April 15, 2013
Brian D. Klemens*

	Executive Vice President	April 15, 2013
Dewey P. Bushaw*

	Vice President and Treasurer	April 15, 2013
Joseph W. Krum*

*By:	/s/ SHARON A. CHEEVER	April 15, 2013
Sharon A. Cheever
as attorney-in-fact
(Powers of Attorney are contained in Pre-Effective Amendment No. 1 of the Registration Statement filed on Form N-4 for Separate Account A, File No. 333-184973, Accession No. 0000950123-13-000795, filed on February 5, 2013, as Exhibit 13).